UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21295

JPMorgan Trust I
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Stephen M. Benham 522 Fifth Avenue New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 480-4111

Date of fiscal year end:	August 31

Date of reporting period:	September 1, 2004 to August 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT AUGUST 31, 2005

JPMorgan Funds

Income

Funds

JPMorgan Bond Fund

JPMorgan Emerging Markets Debt Fund

JPMorgan Enhanced Income Fund

JPMorgan Global Strategic Income Fund

JPMorgan Short Term Bond Fund

JPMorgan Short Term Bond Fund II

CONTENTS

President's Letter	1

Fund Commentaries:

Bond Fund	3

Emerging Markets Debt Fund	6

Enhanced Income Fund	9

Global Strategic Income Fund	12

Short Term Bond Fund	15

Short Term Bond Fund II	18

Schedules of Portfolio Investments	21

Financial Statements	90

Financial Highlights	110

Notes to Financial Statements	126

Report of Independent Registered Public Accounting Firm	143

Trustees	144

Officers	146

Schedule of Shareholder Expenses	148

Board Approval of Investment Advisory Agreements	152

Tax Letter	157

Highlights

•  Long-term rates defied Fed action

•  Savings and investor demand held down rates

•  Returns tend to favor longer bonds

•  Low bond yields appear vulnerable

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan
Income Funds

PRESIDENT'S LETTER  SEPTEMBER 15, 2005

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Income Funds for the one-year period ended August 31, 2005. Inside, you'll find in-depth information on some of our income funds along with an update from the portfolio management team.

In the past 12 months, with deflationary fears firmly in the rear-view mirror, the economy pushed forward. U.S. employment figures maintained a healthy overall pace, with unemployment ending the period at 4.9%. U.S. economic growth continued to show resiliency, with 4.4% Gross Domestic Product (GDP) growth for calendar 2004 and 3.3% for the second quarter of 2005. Inflation showed modest gains, increasing 3.6% for the one-year period ended August 31, 2005.

Long-term rates defied Fed action

The big surprise in the fixed income market was the Federal Reserve's tightening campaign that lifted the target federal funds rate to 3.50% by August 31, 2005. As yields on shorter-maturity securities followed the upward trend, yields at the long end of the curve remained impervious.

Throughout the 12-months, the yield on the two-year Treasury climbed 143 basis points to yield 3.84% by the end of the period. In contrast, the yield on the 10-year Treasury slid 11 basis points to 4.02%, and the 30-year Treasury declined 67 basis points to 4.25% for the same one-year period.

Savings and investor demand held down rates

There has been considerable public debate about why long-term rates have remained so low. Probable causes include a high rate of global savings, pension funds rebalancing their assets and liabilities, and the carry trade. In addition, demand for long-maturity securities has been bolstered by the markets' belief that the Federal Reserve will reach a neutral federal funds rate of 50 to 75 basis points higher than the current rate and thus end its tightening stance.

As such, the market managed to keep downward pressure on longer-term rates, and the yield curve flattened. Demand for U.S. fixed-income securities from foreign investors seeking yield and domestic investors seeking quality helped keep rates on the downswing.

Returns tend to favor longer bonds

Given the prominence of yield-curve flattening, longer-maturity securities were the fiscal year's best performers. Most of the spread sectors (non-Treasury) outperformed comparable-duration Treasuries for the year. Commercial mortgage-backed securities were the best performers, followed by mortgage-backed and asset-backed securities.

Corporate and high-yield securities rallied along with the equity market in the final months of 2004, but performance was relatively flat through the first eight months of 2005. This primarily was due to significant weakness in the auto sector, which plunged on the downgrades of Ford and General Motors to below investment-grade status.

"Given the prominence of the yield-curve flattening, longer-maturity securities were the fiscal year's best performers."

JPMorgan
Income Funds

CONTINUED

Low bond yields appear vulnerable

Given our expectations for stronger U.S. and global growth throughout the second half of 2005, and the consequent risk of an upsurge in inflation, current low bond yields appear vulnerable to a correction. Bond yields may move higher on any evidence of rising inflation, which may emerge in the wake of Hurricane Katrina. We are concerned that high energy prices simultaneously will cause inflation to accelerate and growth to slow. It is possible that economic growth could slow on its own, allowing inflation to remain in the Federal Reserve's comfort zone. Combating this outcome, however, are continued strong productivity, strong corporate profits, employment growth leading to gains in real aggregate compensation, and strong consumer confidence led by increases in net worth. Any potential drag on the economy, such as higher energy prices or the trade deficit, may have less impact than in past cycles.

We look for the Federal Reserve to continue raising rates at a measured pace while focusing on inflation. We expect the Fed to end its tightening cycle by early 2006, with yields rising across the curve. Yet, if interest rates stabilize and core inflation remains under control, the stage could be set for a meaningful market recovery.

On behalf of all of us at JPMorgan Asset Management, thank you for the continued confidence and trust that you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch

President
JPMorgan Funds

JPMORGAN INCOME FUNDS

2

JPMorgan
Bond Fund

AS OF AUGUST 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	7/26/93
Fiscal Year End	August 31
Net Assets as of 8/31/2005 (In Thousands)	$597,299
Primary Benchmark	Lehman Aggregate Bond Index
Average Credit Quality	AA
Duration	4.2 Years

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Bond Fund, which seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity, returned 5.33% (Institutional Class Shares) for the one-year period ended August 31, 2005. This compares to the 4.15% return of its benchmark, the Lehman Aggregate Bond Index.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The majority of performance came from investments in residential mortgages, commercial mortgage-backed securities and credit sectors. The Fund benefited from an ongoing rally in the residential mortgage market, caused in part by low fixed-rate supply and strong foreign demand. Our allocation to investment grade corporate bonds was positive as we favored specific credits and sectors, notably BBB-rated corporate credits and financial paper. Investments in emerging-market and high-yield debt also enhanced returns as both sectors performed exceptionally well over the year. Other positives were our holdings in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Our decision to underweight Treasury and agency debt proved favorable as both sectors underperformed. Our duration positioning was a modest negative.

Q:  HOW WAS THE FUND MANAGED?

A:  We managed our allocation to the mortgage sector based on valuation, which had a positive impact on performance. Security selection played an important role in our position as we added specific coupon issues at favorable price levels. We also benefited by holding an underweight in Treasury and agency debt, finding more compelling opportunities in other high-quality sectors.

Despite rising energy prices, the Fund benefited as corporate profits remained healthy and investor sentiment was largely positive. Overall, we held a neutral stance on investment-grade corporate bonds, while favoring certain BBB credits and financial institution paper. Looking forward, we believe that market fundamentals remain firm and we have the flexibility to add to the corporate sector should spreads widen from fair value. The Fund also benefited from outstanding performance in the extended sectors. High-yield debt prospered on low default rates and strong revenue growth, while credit upgrades and high commodity prices drove emerging-market debt to outperform.

We managed duration based on our belief that the Federal Reserve would tighten less aggressively than market expectations. Because we also expected that short-term rates would rise more quickly than long-term rates, we implemented curve-flattening trades into our strategy. In particular, we took profits on our 10- and 30-year curve flattener in May and added a 5- and 30-year flattener in June.

JPMORGAN INCOME FUNDS

3

JPMorgan
Bond Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

  *  Percentages indicated are based upon net assets as of August 31, 2005. The portfolio's composition is subject to change.

JPMORGAN INCOME FUNDS

4

ANNUAL REPORT AUGUST 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2005

		1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES
	Without Sales Charge	5.06%	6.79%	6.32%
	With Sales Charge*	0.36%	5.80%	5.83%
CLASS B SHARES
	Without CDSC	4.23%	5.99%	5.92%
	With CDSC**	(0.77%)	5.67%	5.92%
CLASS C SHARES
	Without CDSC	4.13%	6.07%	5.96%
	With CDSC***	3.13%	6.07%	5.96%
SELECT CLASS SHARES		5.12%	6.72%	6.28%
INSTITUTIONAL CLASS SHARES		5.33%	6.88%	6.45%
ULTRA SHARES		5.45%	7.02%	6.56%

  *  Sales Charge for Class A Shares is 4.50%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% for the ten year period.

  ***  Assumes 1% CDSC for the one year period and 0% thereafter.

TEN-YEAR PERFORMANCE (8/31/95 TO 8/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 7/26/93.

Returns for the Institutional Class Shares prior to 9/10/01 (offering date of the Institutional Class Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Bond Fund, which are similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to 9/10/01 (offering date of the Select Class Shares) are calculated using the historical expenses of the J.P. Morgan Bond Fund, which are similar to the expenses of the Select Class Shares.

Returns for the Ultra Shares prior to 9/10/01 (offering date of the Ultra Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Bond Fund-Ultra, which are lower than the expenses of the Ultra Shares.

Returns for the Class A and B Shares prior to 9/10/01 (offering date of the Class A and B Shares) are calculated using the historical expenses of the J.P. Morgan Bond Fund, which are lower than the expenses of the Class A and B Shares.

Returns for the Class C Shares prior to 3/31/03 (offering date of the Class C Shares) are calculated using the historical expenses of the Select Class Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Bond Fund, Lehman Aggregate Bond Index, and Lipper Intermediate Investment Grade Debt Funds Index from August 31, 1995 to August 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Aggregate Bond Index is composed of the Lehman Gov't/Credit Index and the Mortgage-Backed Securities Index and includes U.S. treasury issues, agency issues, corporate bond issues and mortgage backed securities. The Lipper Intermediate Investment Grade Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN INCOME FUNDS

5

JPMorgan
Emerging Markets Debt Fund

AS OF AUGUST 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	4/17/97
Fiscal Year End	August 31
Net Assets as of 8/31/2005 (In Thousands)	$34,448
Primary Benchmark	Emerging Markets Bond Index Global
Average Credit Quality	BB
Duration	6.4 Years

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Emerging Markets Debt Fund, which seeks to provide high total return from a portfolio of fixed income securities of emerging markets issuers, had a total return of 19.87% (Select Class Shares) for the one-year period ended August 31, 2005. This compares to the 13.99% return from the Fund's benchmark, the Emerging Markets Bond Index Global.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The majority of our outperformance came from investments in Argentina, Russia, Venezuela and Mexico. The Fund benefited when Argentina overcame its legal issues and finalized its debt restructuring plan in June. The strong performance in Russia was characterized by high oil prices, a rapid accumulation of foreign reserves, and a growing stabilization fund. Security selection was a major source of outperformance, as our holdings in Venezuela, a major oil exporter, benefited from surging oil prices. Also contributing were the numerous credit upgrades given by the rating agencies, as countries demonstrated greater willingness and ability to repay debt. We benefited by holding an underweight in Mexico, as its performance lagged behind the broader market. Our negatives were limited to Ecuador, where we were underweight during a market rally.

The Fund was positioned into the local currency debt markets of Mexico, Colombia and Uruguay. Local yields in these markets had been very high and the positions also performed well as the U.S. dollar weakened early in the period.

Q:  HOW WAS THE FUND MANAGED?

A:  Strong fundamentals, improved credit quality and sustained inflows supported an ongoing rally in emerging-markets debt through the beginning of the year. Economic indicators suggested that the global economy grew at a medium pace while inflation was well contained. New issuance continued to be ahead of schedule after several countries pre-financed their 2005 and, in some cases, their 2006 funding needs. The environment became turbulent during March due to concerns that the U.S. Federal Reserve would raise short-term interest rates more aggressively. Liquidity fears, combined with negative developments in the automobile industry, caused all credit-sensitive sectors to underperform for the month. As investor sentiment improved, the market recovered on news of low inflation, high demand for commodities, and steady global growth.

We increased our allocations to Venezuela and Russia during the first quarter, believing that their debt was undervalued relative to their fundamentals. This decision later proved favorable in the face of high commodity prices, as both countries benefited from being major exporters of oil. Peru, Brazil and Uruguay also prospered due to higher prices for metals and agricultural products. Recently, the Fund reduced the allocation to the riskier segments of the market, moving Brazil to an underweight position compared to the index and reducing the overweight to Venezuela. The allocation was shifted to Argentina, Peru, the Ukraine and Russia. These credits have lower current financing needs, which bodes well for a potentially higher-rate environment, whose credit strength should allow bonds to perform in both a rising and falling market.

JPMORGAN INCOME FUNDS

6

ANNUAL REPORT AUGUST 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS*

  *  Percentages indicated are based upon net assets as of August 31, 2005. The portfolio's composition is subject to change.

JPMORGAN INCOME FUNDS

7

JPMorgan
Emerging Markets Debt Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2005

	1 YEAR	5 YEAR	SINCE INCEPTION
SELECT CLASS SHARES	19.87%	13.20%	11.23%

JPMORGAN INCOME FUNDS

LIFE OF FUND PERFORMANCE (4/17/97 TO 8/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 4/17/97.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Emerging Markets Debt Fund, Emerging Markets Bond Index Global and Lipper Emerging Markets Debt Funds Index from April 17, 1997 to August 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Emerging Markets Bond Index Global is an unmanaged index which tracks total return for external currency-denominated debt (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) in emerging markets. The Lipper Emerging Markets Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of nondiversified "regional" fund investing.

8

JPMorgan
Enhanced Income Fund

AS OF AUGUST 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	11/30/01
Fiscal Year End	August 31
Net Assets as of 8/31/2005 (In Thousands)	$163,344
Primary Benchmark	3 Month LIBOR Index
Average Credit Quality	AA
Duration	0.4 Years

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Enhanced Income Fund, which seeks high current income consistent with principal preservation, returned 2.69% (Institutional Class Shares) for the one-year period ended August 31, 2005. This compares to the 2.55% return of its benchmark, the 3 Month LIBOR Index.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The majority of our performance came from investments in floating-rate asset-backed securities (ABS), corporate bonds and mortgage-backed securities (MBS). Healthy profits, strong economic growth and robust demand led these sectors to outperform the benchmark for most of the period. The Fund had positive total returns for every month during the period, even amid negative developments in the credit sectors and a significant increase in front-end U.S. Treasury rates.

Q:  HOW WAS THE FUND MANAGED?

A:  Despite rising energy prices, corporate bonds performed well as profits were strong and investor sentiment was largely positive. In response to downgrades in the auto industry, we reduced our credit exposure by moving some of our holdings into asset-backed securities, mortgage-backed securities (MBS) and collateralized mortgage obligations (CMOs). As the second quarter brought an improved environment in the credit sectors, we modestly increased our allocation to both corporate bonds and MBS, benefiting from higher yields. We added credit exposure on a name-by-name basis, while continuing to favor financial institution paper.

We increased our allocation to select asset-backed securities, adding floating-rate AAA-rated home equity loans, which proved resilient to spread widening during March and April. Security selection played an important role in our mortgage positioning as we added specific coupon issues at favorable price levels. We continued to add floating rate CMOs, which benefited the portfolio in a rising rate environment.

We maintained a neutral duration position early in the period, but later reduced our duration exposure when economic indicators were supportive of further rate increases. When inflation fears caused a jump in interest rates, we responded by partially covering our short-duration position. Additionally, we purchased U.S. Treasury Inflation-Protected Securities (TIPS).

JPMORGAN INCOME FUNDS

9

JPMorgan
Enhanced Income Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

  *  Percentages indicated are based upon net assets as of August 31, 2005. The portfolio's composition is subject to change.

JPMORGAN INCOME FUNDS

10

ANNUAL REPORT AUGUST 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2005

	1 YEAR	3 YEAR	SINCE INCEPTION
INSTITUTIONAL CLASS SHARES	2.69%	1.70%	1.78%

LIFE OF FUND PERFORMANCE (11/30/01 TO 8/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 11/30/01.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Enhanced Income Fund and 3 Month LIBOR Index from November 30, 2001 to August 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The 3 Month LIBOR Index is an abbreviation for the "London Interbank Offered Rate". Similarly to the Fed Funds Rate, it represents the rate at which banks are willing to loan each other reserves. The LIBOR is an average of the rate charged on dollar-denominated deposits traded between banks in London. The benchmark presented is the total return of the 3 Month LIBOR for the period presented.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN INCOME FUNDS

11

JPMorgan
Global Strategic Income Fund

AS OF AUGUST 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	3/17/97
Fiscal Year End	August 31
Net Assets as of 8/31/2005 (In Thousands)	$22,302
Primary Benchmark	Lehman Aggregate Bond Index
Average Credit Quality	A
Duration	4.5 Years

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Global Strategic Income Fund, which seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers, had a total return of 7.63% (Institutional Class Shares) for the one-year period ended August 31, 2005. This compares to the 4.15% return of its benchmark, the Lehman Aggregate Bond Index.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The strongest contributors to performance were our holdings in high-yield and emerging-markets debt. High-yield debt prospered on low default rates and strong revenue growth, while credit upgrades and high commodity prices drove emerging-markets debt to outperform. Our decision to underweight Treasury and agency debt proved favorable as both sectors underperformed. Our international positioning was a modest negative.

Q:  HOW WAS THE FUND MANAGED?

A:  Strong fundamentals, improved credit quality and sustained inflows supported an ongoing rally in emerging-markets debt through the beginning of year. On a similar note, solid corporate profits and low default rates led to favorable conditions in the high-yield debt sector. We maintained a significant allocation in these sectors, but reduced our exposure as spreads tightened substantially. The environment became turbulent in March on concerns that the U.S. Federal Reserve would raise short-term interest rates more aggressively. Liquidity fears, combined with credit downgrades in the automobile industry, caused all credit-sensitive sectors to underperform in the month. Investor sentiment improved as the market recovered on news of low inflation, healthy corporate profits and steady global growth.

We reduced our exposure to investment-grade corporate bonds, but continued to favor BBB-rated credits and financial institution paper. Consistent with the Fund's strategy, we maintained a strategic underweight in the mortgage sector, making purchases in specific coupon issues at favorable price levels. We also benefited by holding an underweight in Treasury and agency debt, finding more compelling opportunities in other high-quality sectors.

JPMORGAN INCOME FUNDS

12

ANNUAL REPORT AUGUST 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS*

  *  Percentages indicated are based upon net assets as of August 31, 2005. The portfolio's composition is subject to change.

JPMORGAN INCOME FUNDS

13

JPMorgan
Global Strategic Income Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2005

		1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES
	Without Sales Charge	7.04%	5.85%	5.49%
	With Sales Charge*	2.20%	4.88%	4.91%
CLASS B SHARES
	Without CDSC	6.64%	5.77%	5.44%
	With CDSC**	1.64%	5.44%	5.44%
CLASS C SHARES
	Without CDSC	6.75%	5.79%	5.45%
	With CDSC***	5.75%	5.79%	5.45%
CLASS M SHARES
	Without Sales Charge	6.88%	5.81%	5.47%
	With Sales Charge****	3.68%	5.17%	5.09%
SELECT CLASS SHARES		7.30%	6.09%	5.63%
INSTITUTIONAL CLASS SHARES		7.63%	6.44%	5.97%

  *  Sales Charge for Class A Shares is 4.50%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and since inception.

  ***  Assumes 1% CDSC for the one year and 0% thereafter.

  ****  Sales charge on Class M shares is 3.0%.

LIFE OF FUND PERFORMANCE (3/17/97 TO 8/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 3/17/97.

Returns for the Institutional Class Shares prior to 9/10/01 (offering date of the Institutional Class Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Global Strategic Income Fund, which are similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to 9/10/01 (offering date of the Select Class Shares) are calculated using the historical expenses of the J.P. Morgan Global Strategic Income Fund, which are similar to the expenses of the Select Class Shares.

Returns for the Class A Shares prior to 9/10/01 (offering date of the Class A Shares) are calculated using the historical expenses of the J.P. Morgan Global Strategic Income Fund, which are lower than the expenses of the Class A Shares.

Returns for Class B, Class C and Class M Shares prior to 2/19/05 (offering date of Class B, Class C and Class M shares) are calculated using the historical expenses of Class A shares, which are lower than Class B, Class C and Class M shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Global Strategic Income Fund, Lehman Aggregate Bond Index, and Lipper Multi-Sector Income Funds Index from March 17, 1997 to August 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Aggregate Bond Index is composed of the Lehman Gov't/Credit Index and the Mortgage-Backed Securities Index and includes U.S. treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Lipper Multi-Sector Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN INCOME FUNDS

14

JPMorgan
Short Term Bond Fund

AS OF AUGUST 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	9/13/93
Fiscal Year End	August 31
Net Assets as of 8/31/2005 (In Thousands)	$633,888
Primary Benchmark	Merrill Lynch 1-3 Year Treasury Index
Average Credit Quality	AA
Duration	1.6 Years

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Short Term Bond Fund, which seeks to provide high total return consistent with low volatility of principal, returned 1.75% (Institutional Class Shares) for the one-year period ended August 31, 2005. This compares to the 1.15% return of its benchmark index, the Merrill Lynch 1-3 Year Treasury Index.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The majority of performance came from investments in asset-backed securities (ABS), mortgage-backed securities (MBS) and corporate bonds. Healthy profits, strong economic growth and robust demand led these sectors to outperform the U.S. Treasury market for most of the period. The Fund also benefited from its allocation in high-yield and emerging-markets debt as both sectors had an outstanding year. Our international positions detracted from performance.

Q:  HOW WAS THE FUND MANAGED?

A:  Despite rising energy prices, corporate bonds performed well as profits were strong and investor sentiment was largely positive. In response to the downgrades in the auto industry, we reduced our credit exposure by moving some of our holdings into ABS, commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs). As the second quarter brought about an improved environment in the credit sectors, we modestly increased our allocation to both corporate bonds and MBS, benefiting from higher yields. We added credit exposure on a name-by-name basis, while continuing to favor financial institution paper.

We increased our allocation in select asset-backed securities, adding AAA-rated home equity loans, which proved resilient to spread widening during March and April. Security selection played an important role in our mortgage positioning as we added specific coupon issues at favorable price levels. We also added a modest amount of floating-rate CMOs, which benefited the Fund in a rising rate environment. Recently, we increased our fixed-rate CMO exposure by switching out of specific corporate and ABS names that had reached rich levels.

Our allocation to extended sectors was a major contributor to performance. High-yield debt had a prosperous year on low default rates and strong revenue growth, while credit upgrades and high commodity prices drove emerging-markets spreads to tighten. We maintained a neutral-duration position early in the period, but later reduced our duration exposure when economic indicators were supportive of further rate increases. When inflation fears caused a jump in interest rates, we responded by partially covering our short-duration position. Additionally, we purchased U.S. Treasury Inflation-Protected Securities (TIPS).

JPMORGAN INCOME FUNDS

15

JPMorgan
Short Term Bond Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

  *  Percentages indicated are based upon net assets as of August 31, 2005. The portfolio's composition is subject to change.

JPMORGAN INCOME FUNDS

16

ANNUAL REPORT AUGUST 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2005

		1 YEAR	5 YEARS	10 YEARS
CLASS A SHARES
	Without Sales Charge	1.29%	3.93%	4.65%
	With Sales Charge*	(1.71%)	3.29%	4.34%
SELECT CLASS SHARES		1.52%	4.08%	4.73%
INSTITUTIONAL CLASS SHARES		1.75%	4.36%	5.00%

  *  Sales Charge for Class A Shares is 3.00%.

TEN-YEAR FUND PERFORMANCE (8/31/95 TO 8/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/13/93.

Returns for the Institutional Class Shares prior to 9/10/01 (offering date of the Institutional Class Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Short Term Bond Fund, which are similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to 9/10/01 (offering date of the Select Class Shares) are calculated using the historical expenses of the J.P. Morgan Short Term Bond Fund, which are similar to the expenses of the Select Class Shares.

Returns for the Class A Shares prior to 9/10/01 (offering date of the Class A Shares) are calculated using the historical expenses of the J.P. Morgan Short Term Bond Fund, which are lower than the expenses of the Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Short Term Bond Fund, Merrill Lynch 1-3 Year Treasury Index, and Lipper Short-Term Investment Grade Debt Funds Index from August 31, 1995 to August 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index which measures short-term bond performance. The Lipper Short-Term Investment Grade Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN INCOME FUNDS

17

JPMorgan
Short Term Bond Fund II

AS OF AUGUST 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	11/30/90
Fiscal Year End	August 31
Net Assets as of 8/31/2005 (In Thousands)	$845,123
Primary Benchmark	Lehman 1-3 Year U.S. Gov't Bond Index
Average Credit Quality	AA
Duration	1.8 Years

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Short Term Bond Fund II, which seeks a high level of income, consistent with preservation of capital, returned 1.35% (Select Class Shares) for the one-year period ended August 31, 2005. This compares to the 1.27% return of its benchmark, the Lehman 1-3 Year U.S. Government Bond Index.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The majority of our performance came from investments in asset-backed securities (ABS), mortgage-backed securities (MBS) and corporate bonds. Healthy profits, strong economic growth and robust demand led these sectors to outperform the benchmark for most of the period.

Q:  HOW WAS THE FUND MANAGED?

A:  Despite rising energy prices, corporate bonds performed well as profits were strong and investor sentiment was largely positive. In response to the downgrades in the auto industry, we reduced our credit exposure by moving some of our holdings into asset-backed securities, commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs). The Fund also reduced its allocation in agency debt. As the second quarter brought about an improved environment in the credit sectors, we modestly increased our allocation to both corporate bonds and MBS, benefiting from higher yields. We added credit exposure on a name-by-name basis, while continuing to favor financial institution paper.

We increased our allocation to select asset-backed securities, adding AAA-rated home equity loans, which proved resilient to spread widening during March and April. Security selection played an important role in our mortgage positioning as we added specific coupon issues at favorable price levels. We also added a modest amount of floating-rate CMOs, which benefited the portfolio in a rising rate environment. Recently, we increased our fixed-rate CMO exposure by switching out of specific corporate and ABS names that had reached rich levels.

We maintained a neutral-duration position early in the period, but later reduced our duration exposure when economic indicators were supportive of further rate increases. When inflation fears caused a jump in interest rates, we responded by partially covering our short-duration position. Additionally, we purchased U.S. Treasury Inflation-Protected Securities (TIPS).

JPMORGAN INCOME FUNDS

18

ANNUAL REPORT AUGUST 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

  *  Percentages indicated are based upon net assets as of August 31, 2005. The portfolio's composition is subject to change.

JPMORGAN INCOME FUNDS

19

JPMorgan
Short Term Bond Fund II

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2005

		1 YEAR	5 YEARS	10 YEARS
CLASS A SHARES
	Without Sales Charge	1.09%	3.81%	4.39%
	With Sales Charge*	(1.98%)	3.18%	4.07%
CLASS M SHARES
	Without Sales Charge	0.83%	3.55%	4.23%
	With Sales Charge**	(0.72%)	3.24%	4.07%
SELECT CLASS SHARES		1.35%	4.05%	4.69%

  *  Sales Charge for Class A Shares is 3.00%.

  **  Sales Charge for Class M Shares is 1.50%.

TEN-YEAR FUND PERFORMANCE (8/31/95 TO 8/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 11/30/90.

Returns for the Class A Shares prior to 5/6/96 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Class Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class M Shares prior to 7/1/99 (offering date of the Class M Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class M Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Term Bond Fund II, Lehman 1-3 Year U.S. Gov't Bond Index, and Lipper Short-Term Investment Grade Debt Funds Index from August 31, 1995 to August 31, 2005. The performance of the Fund assumes reinvestments of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman 1-3 Year U.S. Gov't Bond Index is composed of bonds covered by the U.S. Government Bond Index with maturities of one to three years. The Lipper Short-Term Investment Grade Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN INCOME FUNDS

20

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 148.1%
	Asset Backed Securities - 20.5%
$3,551	American Express Credit Account Master Trust Series 2004-C, Class C, FRN, 4.07%, 02/15/12 (e) (m)	$3,561
	AmeriCredit Automobile Receivables Trust
3,300	Series 2003-CF, Class A4, 3.48%, 05/06/10 (m)	3,276
2,110	Series 2003-DM, Class A3B, FRN, 3.78%, 12/06/07 (m)	2,111
2,790	Series 2003-DM, Class A4, 2.84%, 08/06/10 (m)	2,748
980	Series 2004-DF, Class A3, 2.98%, 07/06/09 (m)	965
4,595	Capital Auto Receivables Asset Trust Series 2003-2, Class A4A, 1.96%, 01/15/09 (m)	4,507
	Capital One Auto Finance Trust
1,140	Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	1,125
3,250	Series 2004-A, Class A4, FRN, 3.67%, 03/15/11 (m)	3,254
	Capital One Master Trust
3,930	Series 2000-4, Class C, FRN, 4.37%, 08/15/08 (e) (m)	3,932
6,480	Series 2001-8A, Class A, 4.60%, 08/15/09 (m)	6,509
	Capital One Multi-Asset Execution Trust
7,580	Series 03-A, FRN, 4.82%, 12/15/10 (e) (m)	7,767
3,013	Series 2003-A4, Class A4, 3.65%, 07/15/11 (m)	2,965
1,500	Capital One Prime Auto Receivables Trust Series 2005-1 Class A4, FRN, 3.69%, 04/15/11 (m)	1,500
	CARSS Finance LP (Cayman Islands)
542	Series 2004-A, Class B1, FRN, 3.85%, 01/15/11 (e) (m)	542
903	Series 2004-A, Class B1, FRN, 4.52%, 01/15/11 (e) (m)	904
660	Citibank Credit Card Issuance Trust Series 2003-C2, Class C2, FRN, 4.43%, 03/20/08 (m)	663

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Asset Backed Securities - Continued
	Citigroup Mortgage Loan Trust, Inc.
$2,569	Series 2003-HE3, Class A, FRN, 4.02%, 12/25/33 (m)	$2,575
2,230	Series 2005-OPT1, Class A1B, FRN, 3.85%, 02/25/35 (m)	2,232
	Countrywide Asset-Backed Certificates
938	Series 2003-5, Class AF3, 3.61%, 04/25/30 (m)	935
1,785	Series 2003-5, Class MF1, 5.41%, 01/25/34 (m)	1,795
1,320	Series 2004-1, Class M1, FRN, 4.14%, 03/25/34 (m)	1,326
1,080	Series 2004-1, Class M2, FRN, 4.19%, 03/25/34 (m)	1,083
712	Series 2004-BC, Class 1A, FRN, 3.87%, 04/25/34 (m)	712
1,146	Countrywide Home Equity Loan Trust Series 2004-I, Class A, FRN, 3.86%, 05/15/29 (m)	1,150
2,600	First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF2, Class A2B, FRN, 3.82%, 03/25/35 (m)	2,599
3,250	Ford Credit Floorplan Master Owner Trust II Series 2005-1A, Class A, FRN, 3.72%, 05/15/10 (m)	3,250
3,000	GE Equipment Small Ticket LLC Series 2005-1A, Class A3, 4.38%, 07/22/09 (e) (m)	3,000
1,000	GMAC Mortgage Corp. Loan Trust Series 2004-HE, Class 1A2, FRN, 3.74%, 06/25/34 (m)	1,001
1,325	Gracechurch Card Funding plc (United Kingdom) Series 2005-14, Class A, 3.59%, 11/16/09 (m)	1,325
1,738	GSAMP Trust Series 2004-OPT, Class A1, FRN, 3.98%, 11/25/34 (m)	1,742
958	Household Mortgage Loan Trust Series 2004-HC1, Class A, FRN, 3.96%, 01/20/34 (m)	961
	Long Beach Mortgage Loan Trust
1,027	Series 2003-3, Class A, FRN, 3.96%, 07/25/33 (m)	1,028

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 21

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Asset Backed Securities - Continued
$2,000	Series 2003-4, Class M1, FRN, 4.32%, 08/25/33 (m)	$2,011
2,030	Series 2004-1, Class M1, FRN, 4.14%, 02/25/34 (m)	2,038
1,360	Series 2004-1, Class M2, FRN, 4.19%, 02/25/34 (m)	1,364
1,407	Series 2004-3, Class A3, FRN, 3.90%, 07/25/34 (m)	1,407
1,500	Series 2004-3, Class M1, FRN, 4.21%, 07/25/34 (m)	1,513
1,905	M&I Auto Loan Trust Series 2003-1, Class A4, 2.97%, 04/20/09 (m)	1,872
2,000	MASTR Asset Backed Securities Trust Series 2005-14, Class A, 3.87%, 12/25/34 (m)	2,002
3,000	MBNA Credit Card Master Note Trust Series 2001-C2, Class C2, FRN, 4.72%, 12/15/13 (e) (m)	3,065
	New Century Home Equity Loan Trust
1,215	Series 2005-1, Class A2B, FRN, 3.86%, 03/25/35 (m)	1,216
1,350	Series 2005-1, Class M1, FRN, 4.09%, 03/25/35 (m)	1,350
1,565	Series 2005-2, Class A2B, FRN, 3.82%, 06/25/35 (m)	1,565
	Option One Mortgage Loan Trust
988	Series 2003-1, Class A2, FRN, 4.06%, 02/25/33 (m)	991
924	Series 2003-5 Class A2, FRN, 3.96%, 08/25/33 (m)	926
934	Series 2005-2, Class A2, FRN, 3.72%, 05/25/35 (m)	934
5,998	PP&L Transition Bond Co. LLC Series 1999-1, Class A8, 7.15%, 06/25/09 (m)	6,429
	Residential Asset Securities Corp.
1,500	Series 1999-1, Class A8, 3.84%, 05/25/34	1,501
791	Series 2002-KS4, Class AIIB, FRN, 3.89%, 07/25/32	792
1,786	Series 2003-KS5, Class AIIB, FRN, 3.93%, 07/25/33	1,789

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Asset Backed Securities - Continued
	SLM Student Loan Trust
$4,975	Series 2003-11, Class A5, 2.99%, 12/15/22 (e)	$4,899
2,769	Series 2003-12, Class A2, FRN, 3.46%, 12/15/12	2,770
2,580	Triad Auto Receivables Owner Trust Series 2003-B, Class A4, 3.20%, 12/13/10	2,541
	Wachovia Asset Securitization, Inc.
2,176	Series 2002-HE2, Class A, FRN, 4.07%, 12/25/32	2,187
1,800	Series 2003-HE3, Class A, FRN, 3.89%, 11/25/33	1,800
2,455	WFS Financial Owner Trust Series 2003-4, Class A4, 3.15%, 05/20/11	2,427
	Total Asset Backed Securities	122,432
	(Cost $123,052)
	Collateralized Mortgage Obligations - 24.4% Agency CMO - 6.5%
	Federal Home Loan Mortgage Corp.
13,359	Series 2564, Class LS, FRN, IO, 4.08%, 01/15/17 (m)	1,019
5,476	Series 2643, Class PI, IO, 5.00%, 03/15/28 (m)	679
1,000	Series 2701, Class SH, FRN, 9.65%, 12/15/26 (m)	1,061
17,155	Series 2701, Class ST, IO, FRN, 3.43%, 08/15/21 (m)	1,139
7,293	Series 2751, Class AI, IO, 5.00%, 04/15/22 (m)	547
4,534	Series 2760, Class GI, IO, 4.50%, 02/15/11 (m)	199
7,611	Series 2772 Class GI, IO, 5.00%, 11/15/22 (m)	680
10,197	Series 2779, Class SM, IO, FRN, 3.58%, 10/15/18 (m)	813
5,847	Series 2781, Class PL, IO, 5.00%, 10/15/23 (m)	469
35,415	Series 2791, Class SI, FRN, IO, 3.58%, 12/15/31 (m)	2,559

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 22

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Agency CMO - Continued
$29,926	Series 2813, Class SB, FRN, IF, IO, 3.48%, 02/15/34 (m)	$2,114
5,940	Series 2857, Class NI, IO, 5.00%, 04/15/17 (m)	302
32,452	Series 2861, Class GS IO, FRN, 3.63%, 01/15/21 (m)	1,373
6,911	Series 2891, Class LI, IO, 5.00%, 06/15/24 (m)	645
10,712	Series 2894, Class S, FRN, IO, 3.63%, 03/15/31 (m)	864
7,323	Series 2971, Class Pl, IO, 5.50%, 03/15/26 (m)	958
1,992	Federal Home Loan Mortgage Corp. STRIPS Series 232, IO, 5.00%, 08/01/35 (m)	427
	Federal National Mortgage Association
1,331	Series 2003-18, Class DB, 4.50%, 09/25/22 (m)	1,329
572	Series 2003-19, Class JP, 4.50%, 11/25/22 (m)	571
11,109	Series 2004-61, Class TS, FRN, IO, 3.46%, 10/25/31 (m)	618
8,227	Series 2004-87, Class JI, IO, 5.00%, 11/25/30 (m)	974
87,534	Federal National Mortgage Association Interest STRIPS Series 357, Class 2, IO, 5.00%, 02/01/35 (m)	18,847
	Government National Mortgage Association
4,248	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	264
6,457	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	560
2,533	Series 2004-46, Class IH, IO, 5.50%, 04/20/25 (m)	136
		39,147
	Non-Agency CMO - 17.9%
	Adjustable Rate Mortgage Trust
1,553	Series 2005-4, Class 7A2, FRN, 3.87%, 08/25/35 (m)	1,551

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Non-Agency CMO - Continued
$4,419	Series 2005-6, Class 6A21, FRN, 3.87%, 09/25/35 (m)	$4,421
983	Series 2005-6A Class 2A1, FRN, 3.95%, 11/25/35 (m)	983
5,364	Countrywide Alternative Loan Trust Series 2004-28CB, Class 3A1, 6.00%, 01/25/35 (m)	5,449
	Countrywide Home Loans
15,115	Series 2002-22, Class A20, 6.25%, 10/25/32 (m)	15,127
11,493	Series 2004-28R, Class A1, 5.50%, 08/25/33 (m)	11,644
1,866	Series 2004-K, Class 2A, FRN, 3.87%, 11/15/29 (m)	1,870
5,172	CS First Boston Mortgage Securities Corp. Series 2004-5, Class 1A8, 6.00%, 09/25/34 (m)	5,198
3,000	Granite Mortgages plc (United Kingdom) Series 2004-3, Class 1A3, FRN, 3.53%, 09/20/44 (m)	3,001
2,498	Greenpoint Mortgage Funding Trust Series 2005-AR4, Class4A1A, FRN, 3.95%, 10/25/45 (m)	2,500
7,471	GSMPS Mortgage Loan Trust Series 2005-RP1, Class 1AF, FRN, 3.99%, 01/25/35 (e) (m)	7,495
	Harborview Mortgage Loan Trust
9,963	Series 2005-3, Class 2A1A, FRN, 3.83%, 06/19/35 (m)	9,933
1,997	Series 2005-8, Class A2A, FRN, 3.92%, 09/19/35 (m)	1,996
4,926	Indymac Index Mortgage Loan Trust Series 2004-AR7, Class A1, FRN, 4.08%, 09/25/34 (m)	4,956
1,957	Medallion Trust (Australia) Series 2004-1G, Class A1, FRN, 3.97%, 05/25/35 (m)	1,962
2,500	Permanent Financing plc (United Kingdom) Series 4, Class 2A, FRN, 3.45%, 03/10/09 (m)	2,500
	RESI Finance LP (Cayman Islands)
3,856	Series 2003-B, Class B3, FRN, 5.12%, 07/10/35 (e)	3,929

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 23

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Non-Agency CMO - Continued
$6,609	Series 2003-C, Class B3, FRN, 4.97%, 09/10/35 (e)	$6,715
1,265	Series 2003-C, Class B4, FRN, 5.17%, 09/10/35 (e)	1,285
1,419	Series 2003-D, Class B3, FRN, 4.87%, 12/10/35 (e)	1,423
2,052	Series 2003-D, Class B4, FRN, 5.07%, 12/10/35 (e)	2,058
2,391	Series 2005-A, B3, FRN, 4.15%, 03/10/37 (e)	2,391
800	Series 2005-A, Class B4, FRN, 4.25%, 03/10/37 (e)	800
1,376	RMAC plc (United Kingdom) Series 2004-NS1, Class A1B, FRN, 3.50%, 12/12/20 (e)	1,376
627	Saco I, Inc. Series 1997-2, Class 1A5, 7.00%, 08/25/36 (e) (m)	626
2,871	Structured Asset Mortgage Investments, Inc. Series 2005-AK2, Class 2A1, FRN, 3.87%, 05/25/45	2,860
2,612	Washington Mutual Mortgage Securities Corp. Series 2005-AR2, Class 2A21, FRN, 3.97%, 01/25/45	2,616
		106,665
	Total Collateralized Mortgage Obligations (Cost $149,895)	145,812
	Corporate Bonds - 31.6% Aerospace & Defense - 0.1%
415	L-3 Communications Corp. 5.88%, 01/15/15 (m)	410
	Auto Components - 0.1%
549	TRW Automotive, Inc. 9.38%, 02/15/13	609
	Automobiles - 1.7%
1,765	American Honda Finance Corp. FRN, 3.88%, 05/11/07 (e) (m)	1,767
2,800	DaimlerChrysler NA Holding Corp. FRN, 4.43%, 05/24/06 (m)	2,809

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Automobiles - Continued
	Ford Motor Credit Co.
$3,530	7.88%, 06/15/10 (m)	$3,549
2,300	FRN, 4.39%, 03/21/07 (m)	2,269
		10,394
	Capital Markets - 2.0%
755	Arch Western Finance LLC 6.75%, 07/01/13 (m)	770
	Bear Stearns Cos., Inc. (The)
1,640	FRN, 3.83%, 04/29/08 (m)	1,643
2,290	FRN, 3.77%, 01/16/07 (m)	2,295
1,850	Goldman Sachs Group, Inc. 6.35%, 02/15/34 (m)	1,983
1,900	Merrill Lynch & Co., Inc. FRN, 4.00%, 02/06/09 (m)	1,905
	Morgan Stanley
2,310	FRN, 3.70%, 01/12/07 (m)	2,311
1,000	FRN, 3.88%, 11/09/07 (m)	1,001
		11,908
	Chemicals - 0.2%
490	Huntsman International LLC 9.88%, 03/01/09 (m)	522
775	PolyOne Corp. 10.63%, 05/15/10 (m)	832
		1,354
	Commercial Banks - 6.3%
2,000	BBVA Bancomer Capital Trust I (Mexico) 10.50%, 02/16/11 (e) (m)	2,053
2,025	BBVA Bancomer S.A. (Cayman Islands) VAR, 5.38%, 07/22/15 (e) (m)	2,071
2,795	HSBC Capital Funding LP (Jersey) VAR, 4.61%, 12/31/49 (e) (m)	2,725
1,720	Industrial Bank of Korea (South Korea) VAR, 4.00%, 05/19/14 (e) (m)	1,663
2,100	KeyCorp FRN, 3.85%, 07/23/07 (m)	2,104
1,545	Korea First Bank (South Korea) VAR, 7.27%, 03/03/34 (e) (m)	1,732
2,510	RBS Capital Trust I VAR, 5.51%, 12/31/49	2,611

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 24

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Commercial Banks - Continued
$1,750	Royal Bank of Scotland plc (United Kingdom) FRN, 3.84%, 11/24/06 (e)	$1,751
1,660	Shinhan Bank (South Korea) VAR, 5.66%, 03/02/35	1,620
1,585	Sumitomo Mitsui Banking Corp. (Japan) VAR, 5.63%, 07/29/49 (e)	1,615
6,150	UBS AG 4.15%, 07/20/06	6,144
2,005	United Overseas Bank Ltd. (Singapore) VAR, 5.38%, 09/03/19 (e)	2,057
2,500	Wachovia Corp. FRN, 3.72%, 07/20/07	2,502
1,500	Wells Fargo & Co. FRN, 3.51%, 03/23/07	1,502
2,800	Westpac Banking Corp. (Australia) FRN, 3.90%, 05/25/07 (e)	2,803
2,335	Woori Bank (South Korea) VAR, 5.75%, 03/13/14 (e)	2,397
		37,350
	Commercial Services & Supplies - 0.2%
740	Allied Waste North America 6.13%, 02/15/14 (m)	690
490	Iron Mountain, Inc. 6.63%, 01/01/16 (m)	464
		1,154
	Construction & Engineering - 0.6%
3,255	Caterpillar Financial Services Corp. FRN, 3.91%, 02/26/07(m)	3,260
	Consumer Finance - 2.6%
2,910	Capital One Financial Corp. 8.75%, 02/01/07 (m)	3,082
1,090	Household Finance Corp. FRN, 3.90%, 02/09/07 (m)	1,092
3,110	HSBC Finance Corp. FRN, 3.89%, 05/09/08 (m)	3,112
1,330	International Lease Finance Corp 4.88%, 09/01/10 (m)	1,341
1,815	Mizuho JGB Investment LLC VAR, 9.87%, 12/31/49 (e) (m)	2,048
2,680	Mizuho Preferred Capital Co. LLC VAR, 8.79%, 12/31/49 (e) (m)	2,949

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Consumer Finance - Continued
$1,900	SLM Corp. FRN, 3.73%, 01/25/08	$1,900
		15,524
	Containers & Packaging - 0.3%
565	Crown European Holdings S.A. (France) 9.50%, 03/01/11 (m)	623
275	Graphic Packaging International Corp. 9.50%, 08/15/13 (m)	282
635	Owens Brockway Glass Container, Inc. 8.25%, 05/15/13 (m)	679
		1,584
	Diversified Financial Services - 3.8%
1,905	Aiful Corp. (Japan) 5.00%, 08/10/10 (e) (m)	1,921
3,000	Aries Vermoegensverwaltungs GmbH (Germany) 9.60%, 10/25/14 (e)	3,930
2,190	Credit Suisse First Boston USA, Inc. FRN, 3.45%, 06/02/08 (m)	2,192
1,000	General Electric Capital Corp. FRN, 3.86%, 05/19/08 (m)	1,001
3,100	Links Finance LLC FRN, 3.75%, 09/15/08 (e) (m)	3,100
1,570	Mantis Reef Ltd. (Australia) Series B, 4.80%, 11/03/09 (e) (m)	1,564
	Pricoa Global Funding I
2,595	3.90%, 12/15/08 (e)	2,555
4,225	FRN, 3.62%, 12/22/06 (e)	4,235
715	Resona Preferred Global Securities Cayman Ltd. (Cayman Islands) VAR, 7.19%, 12/29/49 (e)	757
1,120	UFJ Finance Aruba AEC (Aruba) 6.75%, 07/15/13	1,255
310	UGS Corp. 10.00%, 06/01/12	347
		22,857
	Diversified Telecommunication Services - 1.3%
650	BellSouth Corp. 6.00%, 11/15/34 (m)	686
910	Deutsche Telekom International Finance BV (Netherlands) 5.25%, 07/22/13 (m)	939
805	Qwest Corp 8.88%, 03/15/12	880

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 25

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Diversified Telecommunication Services - Continued
$550	SBC Communications, Inc 6.15%, 09/15/34	$592
	Sprint Capital Corp.
2,190	6.00%, 01/15/07	2,240
1,200	6.90%, 05/01/19	1,385
610	8.75%, 03/15/32	851
		7,573
	Electric Utilities - 1.0%
1,090	Dominion Resources, Inc. Series A, 7.20%, 09/15/14 (m)	1,262
2,520	Exelon Corp. 4.90%, 06/15/15 (m)	2,513
2,010	Progress Energy, Inc. 6.85%, 04/15/12	2,215
		5,990
	Electronic Equipment & Instruments - 0.1%
545	Celestica, Inc. (Canada) 7.88%, 07/01/11 (m)	561
	Food & Staples Retailing - 0.6%
1,380	Delhaize America, Inc. 9.00%, 04/15/31 (m)	1,699
2,110	Safeway, Inc. 4.13%, 11/01/08	2,078
		3,777
	Gas Utilities - 0.2%
1,155	Enterprise Products Partners LP 6.65%, 10/15/34 (m)	1,263
	Health Care Equipment & Supplies - 0.1%
615	Fresenius Medical Care Capital Trust II 7.88%, 02/01/08 (m)	637
	Health Care Providers & Services - 0.2%
980	HCA, Inc. 6.38%, 01/15/15 (m)	1,006
2,000	Mariner Health Group, Inc. 9.50%, 04/01/06 (d) (m)	-	(h)
430	Service Corp. International 6.75%, 04/01/16	436
		1,442

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Hotels, Restaurants & Leisure - 0.3%
$620	ITT Corp. 7.38%, 11/15/15 (m)	$679
690	MGM Grand, Inc. 5.88%, 02/27/14 (m)	666
585	Vail Resorts, Inc. 6.75%, 02/15/14	598
		1,943
	Household Durables - 0.5%
1,910	Centex Corp 5.45%, 08/15/12 (m)	1,936
355	Sealy Mattress Co. 8.25%, 06/15/14	379
745	Standard Pacific Corp. 6.88%, 05/15/11	745
		3,060
	Household Products - 0.3%
1,900	Spectrum Brands, Inc. 7.38%, 02/01/15	1,829
	Industrial Conglomerates - 0.3%
1,365	Hutchison Whampoa Ltd. (Cayman Islands) 7.45%, 11/24/33 (e) (m)	1,614
	Insurance - 2.2%
815	Arch Capital Group Ltd. (Bermuda) 7.35%, 05/01/34 (m)	939
2,320	Aspen Insurance Holdings Ltd. (Bermuda) 6.00%, 08/15/14 (m)	2,406
830	Axis Capital Holdings Ltd. (Bermuda) 5.75%, 12/01/14 (m)	856
800	Endurance Specialty Holdings Ltd. (Bermuda) 7.00%, 07/15/34 (m)	902
2,500	Nippon Life Insurance (Japan) 4.88%, 08/09/10 (e) (m)	2,512
845	Odyssey Re Holdings Corp. 7.65%, 11/01/13 (m)	913
1,500	Platinum Underwriters Finance, Inc 7.50%, 06/01/17 (e) (m)	1,569
1,250	Protective Life Secured Trust FRN, 3.66%, 01/14/08	1,251
1,700	Stingray Pass-Through Trust (Cayman Islands) 5.90%, 01/12/15 (e)	1,716
		13,064

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 26

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Internet & Catalog Retail - 0.4%
$1,960	IAC/InterActiveCorp. 7.00%, 01/15/13	$2,117
	IT Services - 0.1%
500	Sungard Data Systems, Inc. 10.25%, 08/15/15 (e)	523
	Media - 1.6%
460	Cablevision Systems Corp. 8.00%, 04/15/12 (m)	457
455	Charter Communications Operating LLC/Charter Communications Operating Capital 8.00%, 04/30/12 (e) (m)	461
420	Comcast Corp. 7.05%, 03/15/33 (m)	490
1,900	Dex Media, Inc. SUB, 0.00%, 11/15/13 (m)	1,544
675	DirecTV Holdings LLC 6.38%, 06/15/15 (e) (m)	673
495	Echostar DBS Corp. 6.38%, 10/01/11 (m)	492
1,385	News America, Inc. 6.20%, 12/15/34 (m)	1,435
1,285	TCI Communications, Inc. 8.75%, 08/01/15	1,635
930	Time Warner Entertainment Co. LP 8.38%, 03/15/23	1,170
1,130	Time Warner, Inc. 7.63%, 04/15/31 (m)	1,377
		9,734
	Metals & Mining - 0.5%
	Falconbridge Ltd. (Canada)
1,465	6.00%, 10/15/15 (m)	1,537
455	6.20%, 06/15/35 (m)	464
840	Newmont Mining Corp. 5.88%, 04/01/35 (m)	863
		2,864
	Multi-Utilities - 0.2%
1,220	Dominion Resources, Inc. 5.00%, 03/15/13 (m)	1,230

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Multiline Retail - 0.3%
$2,020	Wal-Mart Stores, Inc. 5.25%, 09/01/35	$2,038
	Oil, Gas & Consumable Fuels - 0.8%
395	Chesapeake Energy Corp. 6.50%, 08/15/17 (e) (m)	403
950	Gazstream SA (Denmark) 5.63%, 07/22/13 (e)	950
	Kinder Morgan Energy Partners LP
490	7.30%, 08/15/33 (m)	593
945	7.40%, 03/15/31 (m)	1,149
1,410	Nexen, Inc. (Canada) 5.88%, 03/10/35 (m)	1,431
380	Ras Laffan LNG III 5.84%, 09/30/27 (e)	390
		4,916
	Paper & Forest Products - 0.2%
840	Georgia Pacific Corp. 7.70%, 06/15/15 (m)	951
	Real Estate - 0.6%
2,360	iStar Financial, Inc., REIT 5.15%, 03/01/12 (m)	2,341
1,500	Simon Property Group LP 5.10%, 06/15/15 (e)	1,498
		3,839
	Road & Rail - 0.5%
3,093	CSX Corp. FRN, 4.01%, 08/03/06 (m)	3,098
	Software - 0.4%
2,305	Computer Associates International, Inc. 5.63%, 12/01/14 (e) (m)	2,359
	Thrifts & Mortgage Finance - 0.2%
1,250	Sovereign Bancorp, Inc. FRN, 4.15%, 03/01/09 (e)	1,250
	Wireless Telecommunication Services - 0.8%
1,325	America Movil S.A. de C.V. (Mexico) 6.38%, 03/01/35 (m)	1,312

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 27

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Long-Term Investments - continued
		Wireless Telecommunication Services - Continued
	$1,555	Motorola, Inc. 7.50%, 05/15/25 (m)	$1,909
	220	PanAmSat Corp. 9.00%, 08/15/14 (m)	232
	1,060	Rogers Wireless Communications, Inc. (Canada) 6.38%, 03/01/14 (a)	1,078
			4,531
		Total Corporate Bonds	188,607
		(Cost $187,332)
		Foreign Government Securities - 5.7%
EUR	7,023	Bundesrepublik Deutschland (Germany) 4.75%, 07/04/34	10,450
	$730	Federal Republic of Brazil (Brazil) 11.00%, 08/17/40 (m)	870
	1,125	Government of Argentina (Argentina) FRN, 4.00%, 08/03/12	872
	2,465	Government of Colombia (Colombia) 9.75%, 04/09/11	2,785
		Government of Peru (Peru)
	2,425	7.35%, 07/21/25	2,516
	2,020	8.75%, 11/21/33	2,384
		Government of Ukraine (Ukraine)
	742	6.88%, 03/04/11 (e)	787
	2,663	7.65%, 06/11/13	2,929
	2,820	Government of Venezuela (Venezuela) 9.25%, 09/15/27	3,060
	2,000	National Agricultural Cooperative Federation (South Korea) VAR, 5.75%, 06/18/14	2,036
	1,090	Russian Federation (Russia) 12.75%, 06/24/28	2,034
		United Mexican States (Mexico)
	1,785	8.30%, 08/15/31	2,262
	850	11.50%, 05/15/26	1,377
		Total Foreign Government Securities	34,362
		(Cost $32,347)
		Private Placements - 3.5%
	4,123	180 East End Avenue, Secured by First Mortgage and Agreement on Co-op Apartment Building in New York City 6.88%, 12/28/28 (e) (i) (f) (m)	4,789

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
		Private Placements - Continued
$731		200 East 27th St., Secured by Second Mortgage and Agreement on Co-op Apartment Building in New York City 6.72%, 01/01/13 (e) (i) (f)	$787
10,559		200 East 57th St., Secured by First Mortgage and Agreement on Co-op Apartment Building in New York City 6.50%, 01/01/14 (e) (i) (f)	11,665
3,027		81 Irving Place, Secured by First Mortgage and Agreement on Co-op Apartment Building in New York City 6.95%, 01/01/29 (e) (i) (f)	3,522
		Total Private Placements	20,763
		(Cost $18,440)
		U.S. Government Agency Securities - 57.2%
8,090		Federal Home Loan Mortgage Corp. 6.25%, 07/15/32	10,076
47,500		Federal Home Loan Mortgage Corp. Gold Pool 5.50%, 09/15/35	47,975
		Federal National Mortgage Association
733		6.00%, 01/01/35	750
-	(h)	8.00%, 08/01/22	-	(h)
		Federal National Mortgage Association Pool
38,950		TBA, 5.00%, 09/25/20 - 10/25/34	39,055
98,905		TBA, 5.10%, 09/25/35	98,225
118,870		TBA, 5.50%, 08/25/35 - 09/25/35	120,074
24,750		TBA, 6.00%, 09/25/35	25,322
		Total U.S. Government Agency Securities (Cost $337,674)	341,477
		U.S. Treasury Obligations - 3.3%
		U.S. Treasury Bonds
1,525		5.38%, 02/15/31 (k)	1,788
350		7.25%, 05/15/16 (k)	444
		U.S. Treasury Notes
87		1.66%, 01/15/15	86
1,000		3.38%, 02/28/07	993
300		3.38%, 10/15/09 (k)	295
1,305		3.50%, 02/15/10 (k)	1,286
1,795		3.63%, 06/15/10	1,776

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 28

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
		U.S. Treasury Obligations - Continued
$335		3.88%, 07/31/07 (k)	$335
1,075		3.88%, 05/15/09 (k)	1,076
2,195		4.00%, 02/15/15	2,189
6,290		4.13%, 05/15/15	6,331
2,980		4.25%, 08/15/15	3,036
		Total U.S. Treasury Obligations	19,635
		(Cost $19,265)
NUMBER OF CONTRACTS
Options Purchased - 1.9%
		Call Options Purchased - 1.3%
-	(h)	Call Option on Federal Fund 30 Day, expiring 09/16/2005 @95.75.	69
-	(h)	Call Option on Federal Fund 30 Day, expiring 09/23/2005 @117.00.	656
-	(h)	Call Option on Federal Fund 30 Day, expiring 09/23/2005 @119.00.	219
20,900		Call Option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/2005 @100.28.	142
125,960		Call Option on Interest Rate Swap, expiring 06/23/06. If exercised the Fund receives 4.08% and pays floating 3 month LIBOR expiring 06/27/07, European Style.	243
5,175		Call Option on Interest Rate Swap, expiring 07/14/08. If exercised the Fund receives 4.87% and pays floating 3 month LIBOR expiring 07/16/18, European Style.	269
3,900		Call Option on Interest Rate Swap, expiring 07/21/08. If exercised the Fund receives 4.91% and pays floating 3 month LIBOR expiring 07/23/18, European Style.	208
6,850		Call Option on Interest Rate Swap, expiring 07/30/07. If exercised the Fund receives 4.83% and pays floating 3 month LIBOR expiring 08/01/17, European Style.	325

NUMBER OF CONTRACTS		SECURITY DESCRIPTION	VALUE
		Call Options Purchased - Continued
7,800		Call Option on Interest Rate Swap, expiring 07/30/07. If exercised the Fund receives 4.82% and pays floating 3 month LIBOR expiring 08/01/17, European Style.	$365
6,950		Call Option on Interest Rate Swap, expiring 08/01/07. If exercised the Fund receives 4.93% and pays floating 3 month LIBOR expiring 08/03/17, European Style.	360
7,900		Call Option on Interest Rate Swap, expiring 08/02/07. If exercised the Fund receives 4.93% and pays floating 3 month LIBOR expiring 08/06/17, European Style.	408
19,750		Call Option on Interest Rate Swap, expiring 08/03/07. If exercised the Fund receives 4.93% and pays floating 3 month LIBOR expiring 08/07/17, European Style.	1,015
6,900		Call Option on Interest Rate Swap, expiring 08/06/07. If exercised the Fund receives 4.92% and pays floating 3 month LIBOR expiring 08/08/17, European Style.	353
39,300		Call Option on Interest Rate Swap, expiring 08/06/07. If exercised the Fund receives 4.99% and pays floating 3 month LIBOR expiring 08/08/17, European Style.	2,140
-	(h)	Call Option on U.S. 10 Year Treasury Note Future, expiring 11/22/2005 @110.00.	694
-	(h)	Call Option on U.S. 10 Year Treasury Note Future, expiring 09/23/2005 @113.00.	12
-	(h)	Call Option on U.S. 10 Year Treasury Note Future, expiring 10/21/2005 @113.00.	32
-	(h)	Call Option on U.S. 5 Year Treasury Note Future, expiring 11/22/2005 @108.50.	172
		Total Call Options Purchased	7,682
		(Cost $5,543)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 29

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

NUMBER OF CONTRACTS		SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
		Put Options Purchased - 0.6%
-	(h)	Put Option on Federal Fund 30 day, expiring 09/23/2005 @117.00.	$29
16,300		Put Option on FNMA, 30 Year Fixed, 5.00%, TBA, expiring 10/06/2005 @97.91, European Style.	14
40,000		Put Option on FNMA, 30 Year Fixed, 5.00%, TBA, expiring 09/07/2005 @98.95, European Style.	36
44,500		Put Option on FNMA, 30 Year Fixed, 5.00%, TBA, expiring 09/07/2005 @99.00, European Style.	47
16,300		Put Option on FNMA, 30 Year Fixed, 5.00%, TBA, expiring 10/06/2005 @97.58, European Style.	9
11,600		Put Option on FNMA, 30 Year Fixed, 5.00%, TBA, expiring 10/06/2005 @98.28, European Style.	16
38,600		Put Option on FNMA, 30 Year Fixed, 5.00%, TBA, expiring 11/07/2005 @98.45, European Style.	151
5,175		Put Option on Interest Rate Swap, expiring on 07/14/08. If exercised the Fund pays 4.87% and receives 3 month LIBOR, expiring 07/16/18, European Style.	189
3,900		Put Option on Interest Rate Swap, expiring on 07/21/08. If exercised the Fund pays 4.91% and receives 3 month LIBOR, expiring 07/23/18, European Style.	139
6,850		Put Option on Interest Rate Swap, expiring on 07/30/07. If exercised the Fund pays 4.83% and receives 3 month LIBOR, expiring 08/01/17, European Style.	203
7,800		Put Option on Interest Rate Swap, expiring on 07/30/07. If exercised the Fund pays 4.82% and receives 3 month LIBOR, expiring 08/01/17, European Style.	233

NUMBER OF CONTRACTS		SECURITY DESCRIPTION	VALUE
		Put Options Purchased - Continued
6,950		Put Option on Interest Rate Swap, expiring on 08/01/07. If exercised the Fund pays 4.93% and receives 3 month LIBOR, expiring 08/03/17, European Style.	$186
7,900		Put Option on Interest Rate Swap, expiring on 08/02/07. If exercised the Fund pays 4.93% and receives 3 month LIBOR, expiring 08/06/17, European Style.	211
19,750		Put Option on Interest Rate Swap, expiring on 08/03/07. If exercised the Fund pays 4.93% and receives 3 month LIBOR, expiring 08/07/17, European Style.	531
6,900		Put Option on Interest Rate Swap, expiring on 08/06/07. If exercised the Fund pays 4.92% and receives 3 month LIBOR, expiring 08/08/17, European Style.	189
39,300		Put Option on Interest Rate Swap, expiring on 08/06/07. If exercised the Fund pays 4.99% and receives 3 month LIBOR, expiring 08/08/17, European Style.	988
31,400		Put Option on Interest Rate Swap, expiring on 09/07/05. If exercised the Fund pays 4.21% and receives 3 month LIBOR, expiring 09/09/10, European Style.	141
-	(h)	Put Option on U.S. 10 Year Treasury Note, expiring 10/21/2005 @108.00.	3
-	(h)	Put Option on U.S. 10 Year Treasury Note Future, expiring 09/23/2005 @109.00.	4
-	(h)	Put Option on U.S. 10 Year Treasury Note Future, expiring 09/23/2005 @110.00.	3
-	(h)	Put Option on U.S. 10 Year Treasury Note Future, expiring 11/22/2005 @108.00.	8
-	(h)	Put Option on U.S. 5 Year Treasury Note Future, expiring 11/22/2005 @108.50.	206

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 30

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Put Options Purchased - Continued
- (h)	Put Option on U.S. 5 Year Treasury Note Future, expiring 10/31/2005 @96.19.	$1
	Total Put Options Purchased	3,537
	(Cost $5,567)
	Total Options Purchased (Cost $11,110)	11,219
	Total Long-Term Investments	884,307
	(Cost $879,115)
SHARES
Short-Term Investments - 7.0%
	Investment Companies - 7.0%
42,109	JPMorgan Prime Money Market Fund (b) (m)	42,109

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	U.S. Treasury Securities - 0.0% (g)
$137	U.S. Treasury Bills (n) 3.19%, 10/13/05	$136
	Total Short-Term Investments	42,245
	(Cost $42,246)
	Total Investments - 155.1% (Cost $921,361)	$926,552
	Liabilities in Excess of Other Assets - (55.1)%	(329,253)
	NET ASSETS - 100.0%	$597,299

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 8/31/05 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
51	30 Day Federal Fund	September, 2005	$20,486	$5
283	2 Year U.S. Treasury Notes	December, 2005	58,608	206
390	5 Year U.S. Treasury Notes	December, 2005	42,266	314
670	10 Year U.S. Treasury Notes	December, 2005	75,092	628
96	U.S. Treasury Bonds	December, 2005	11,331	122
145	Eurodollars	December, 2006	34,728	79
	Short Futures Outstanding
(186)	EURO-BUND	September, 2005	(23,055)	(280)
(1)	2 Year U.S. Treasury Notes	December, 2005	(207)	(1)
(205)	5 Year U.S. Treasury Notes	December, 2005	(22,217)	(172)
(401)	10 Year U.S. Treasury Notes	December, 2005	(44,943)	(503)
(120)	U.S. Treasury Bonds	December, 2005	(14,164)	(168)
(145)	Eurodollars	December, 2007	(34,708)	(71)
				$159

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 31

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 8/31/05 (USD)	NET UNREALIZED DEPRECIATION (USD)
8,314	EUR9/15/2005	$10,061	$10,263	$(202)

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
$(71,500)	Federal National Mortgage Association, 5.10%, 09/25/35 TBA	$(71,008)
(27,100)	Federal National Mortgage Association, 5.50%, 08/25/35 TBA	(27,385)
(115,125)	Federal National Mortgage Association, 5.50%, 09/25/35 TBA	(116,277)

Total Short Positions	$(214,670)
(Proceeds Received $213,107)

Options Written

UNITS	CALL OPTIONS WRITTEN	VALUE
- (h)	Call Option on Euro, expiring 09/16/2005 @96.	$(74)
(41,800)	Call Option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/2005 @100.71, European Style.	(157)
(15,400)	Call Option on Interest Rate Swap, expiring 11/08/05. If exercised the Fund receives 4.80% and pays floating 3 month LIBOR expiring 11/10/15, European Style.	(451)
(26,175)	Call Option on Interest Rate Swap, expiring 01/31/06. If exercised the Fund receives 4.80% and pays floating 3 month LIBOR expiring 02/02/16, European Style.	(862)
(24,900)	Call Option on Interest Rate Swap, expiring 06/23/06. If exercised the Fund receives 4.25% and pays floating 3 month LIBOR expiring 06/2711, European Style.	(305)
(8,600)	Call Option on Interest Rate Swap, expiring 08/11/15. If exercised the Fund receives 5.29% and pays floating 3 month LIBOR expiring 08/13/25, European Style.	(396)
(8,650)	Call Option on Interest Rate Swap, expiring 08/17/15. If exercised the Fund receives 5.12% and pays floating 3 month LIBOR expiring 08/19/25, European Style.	(437)
(30,850)	Call Option on Interest Rate Swap, expiring 08/05/15. If exercised the Fund receives 5.33% and pays floating 3 month LIBOR expiring 08/07/25, European Style.	(1,730)
- (h)	Call Option on U.S. 10 Year Treasury Note Future, expiring 09/30/2005 @113.	(13)
- (h)	Call Option on U.S. 10 Year Treasury Note Future, expiring 10/21/2005 @111.	(108)
- (h)	Call Option on U.S. 10 Year Treasury Note Future, expiring 11/22/2005 @113.	(204)
- (h)	Call Option on U.S. 10 Year Treasury Note Future, expiring 11/22/2005 @111.	(122)
- (h)	Call Option on U.S. Long Bond Future, expiring 09/23/2005 @118.	(795)
- (h)	Call Option on U.S. Long Bond Future, expiring 11/22/2005 @118.	(178)
		$(5,832)
	PUT OPTIONS WRITTEN
- (h)	Put Option on Fed Fund 30 Day Note, 09/07/2005 @96.38.	$(1)
(80,000)	Put Option on FNMA, 30 Year Fixed, 5.00%, TBA, expiring, 09/07/2005 @97.98, European Style.	(1)
(107,000)	Put Option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring, 09/07/2005 @100.50, European Style.	(18)
(58,000)	Put Option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 09/07/2005 @101.00, European Style.	(93)
(23,200)	Put Option on FNMA, 30 Year Fixed, 5.00%, TBA, expiring 10/06/2005 @97.51, European Style.	(13)
(32,600)	Put Option on FNMA, 30 Year Fixed, 5.00%, TBA, expiring 10/06/2005 @96.83, European Style.	(8)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 32

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

UNITS	PUT OPTIONS WRITTEN	VALUE
(32,600)	Put Option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/2005 @96.56, European Style.	$(5)
(77,200)	Put Option on FNMA, 30 Year Fixed, 5.00%, TBA, expiring 11/07/2005 @97.50, European Style.	(139)
(15,400)	Put Option on Interest Rate Swap, expiring 11/08/05. If exercised the Fund pays 4.80% and receives floating 3 month LIBOR, expiring 11/10/15, European Style.	(47)
(26,175)	Put Option on Interest Rate Swap, expiring 01/31/06. If exercised the Fund pays 4.80% and receives floating 3 month LIBOR, expiring 02/02/16, European Style.	(238)
(8,600)	Put Option on Interest Rate Swap, expiring 08/11/15. If exercised the Fund pays 5.29% and receives floating 3 month LIBOR, expiring 08/13/25, European Style.	(376)
(8,650)	Put Option on Interest Rate Swap, expiring 08/17/15. If exercised the Fund pays 5.12% and receives floating 3 month LIBOR, expiring 08/19/25, European Style.	(377)
(30,850)	Put Option on Interest Rate Swap, expiring 08/05/15. If exercised the Fund pays 5.33% and receives floating 3 month LIBOR, expiring 08/07/25, European Style.	(1,190)
- (h)	Put Option on U.S. 10 Year Treasury Note Future, expiring 10/31/2005 @108.	(2)
- (h)	Put Option on U.S. 10 Year Treasury Note Future, expiring 11/22/2005 @110.	(15)
- (h)	Put Option on U.S. 10 Year Treasury Note Future, expiring 09/23/2005 @110.	(27)
- (h)	Put Option on U.S. Long Bond Future, expiring 09/23/2005 @116.	(30)
- (h)	Put Option on U.S. Long Bond Future, expiring 09/23/2005 @118.	(173)
		$(2,753)
	Total Options Written (Premiums received $8,532)	$(8,585)

Swap Contracts

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Swap - price lock with Deutsche Bank AG, New York on 30 year FNMA, 6.5%, TBA 09/05, price less 103.19, the Fund receives positive, pays negative.	09/07/05	$70,000	$55
Swap - price lock with Citibank, N.A. on 30 year FNMA, 6.5%, TBA 09/05, price less 103.00, the Fund receives positive, pays negative.	09/07/05	15,000	12
Swap - price lock with Union Bank of Switzerland AG, London on 30 Year FNMA, 5.00%, 09/05, price less 99.47, the Fund receives positive, pays negative.	09/07/05	46,500	(94)
Swap - price lock with Union Bank of Switzerland AG, London on 30 Year FHLMC Gold, 5.50%, 09/05, price less 100.22, the Fund receives positive, pays negative.	09/07/05	13,650	109
Swap - price lock with Union Bank of Switzerland AG, London on 30 Year FNMA, 5.0%, 09/05, price less 98.77, the Fund receives positive, pays negative.	09/07/05	5,500	27
Swap - price lock with Union Bank of Switzerland AG, London on 30 Year FNMA, 6.0%, 09/05, price less 102.11, the Fund receives positive, pays negative.	09/07/05	5,500	6
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 6.5%, 09/05, price less 103.20, the Fund receives positive, pays negative.	09/07/05	9,000	8

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 33

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 5.0%, 09/05, price less 98.88, the Fund receives positive, pays negative.	09/07/05	$14,000	$53
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 6.0%, 09/05, price less 102.16, the Fund receives positive, pays negative.	09/07/05	14,000	14
Swap - price lock with Lehman Brothers Special Financing on 30 yr FNMA, 5.00%, 09/05, price less 98, the Fund receives negative, pays positive.	09/07/05	32,585	(418)
Swap - price lock with Deutsche Bank AG, New York on U.S. Treasury Note, 4.12%, 07/12/10, price less 98.19, the Fund receives positive, pays negative.	09/08/05	5,850	98
Swap - price lock with Union Bank of Switzerland AG, London on 15 Year FNMA, 5.50%, 09/05, price less 101.45, the Fund receives positive, pays negative.	09/12/05	14,000	92
Swap - price lock with Deutsche Bank AG, New York on FHLMC, 4.50%, 01/15/14, price less 100.25, the Fund receives positive, pays negative.	09/14/05	10,495	133
Swap - price lock with Lehman Brothers Special Financing on FHLMC, 6.25%, 07/15/32, price less 120.1, the Fund receives positive, pays negative.	09/14/05	6,815	322
Swap - price lock with Citibank N.A. on U.S. Treasury Note, 4.00%, 03/15/10, price less 98.79, the Fund receives positive, pays negative.	09/20/05	17,300	305
Swap - price lock with Deutsche Bank AG, New York on 15 year FNMA, 5.5%, 10/05, price less 101.67, the Fund receives positive, pays negative.	10/06/05	29,000	100
Swap - price lock with Deutsche Bank AG, New York on 15 year FNMA, 6.5%, TBA 10/05, price less 98.09, the Fund receives negative, pays positive.	10/06/05	17,000	(165)
Swap - price lock with Union Bank of Switzerland AG, London on 30 year FNMA, 5.50%, TBA 10/05, price less 99.94, the Fund receives positive, pays negative.	10/06/05	50,100	361
Swap - price lock with Morgan Stanley Capital Services on 30 year FNMA, 5.5%, TBA 10/05, price less 100.21, the Fund receives negative, pays positive.	10/06/05	82,000	(407)
Swap - price lock with Union Bank of Switzerland AG, London on 30 year FNMA, 5.5%, TBA 10/05, price less 99.81, the Fund receives positive, pays negative.	10/06/05	62,000	557
Swap - price lock with Union Bank of Switzerland AG, London on 30 year FNMA, 5.0%, TBA 10/05, price less 99.41, the Fund receives positive, pays negative.	10/06/05	50,000	376
Swap - price lock with Citibank on 30 year FNMA, 5.5%, TBA 10/05, price less 99.29, the Fund receives negative, pays positive.	10/06/05	6,000	(22)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 34

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Swap - price lock with Deutsche Bank AG, New York on 30 year FNMA, 5.5%, TBA 10/05, price less 100.41, the Fund receives negative, pays positive.	10/08/05	$28,000	$(109)
Swap - price lock with Deutsche Bank AG, New York on 15 year FNMA, 5.0%, 10/05, price less 99.58, the Fund receives positive, pays negative.	10/11/05	90,000	872
Swap - price lock with Deutsche Bank AG, New York on 15 year FNMA, 5.5%, 10/05, price less 101.34, the Fund receives positive, pays negative.	10/11/05	20,000	134
Swap - price lock with Deutsche Bank AG, New York on 15 year FNMA, 5.5%, 10/05, price less 101.47, the Fund receives negative, pays positive.	10/11/05	45,000	(258)
Swap - price lock with Deutsche Bank AG, New York on 15 year FNMA, 4.5%, 10/05, price less 97.44, the Fund receives negative, pays positive.	10/11/05	12,000	(195)
Swap - price lock with Deutsche Bank AG, New York on 15 year FNMA, 4.5%, 10/05, price less 97.62, the Fund receives negative, pays positive.	10/11/05	45,000	(649)
Swap - price lock with Union Bank of Switzerland AG, London on 30 Year GNMA, 5.50%, 10/05, price less 101.22, the Fund receives positive, pays negative.	10/13/05	16,600	25
Swap - price lock with Citibank, N.A. on U.S. Treasury Note, 4.25%, 08/15, price less 99.90, the Fund receives positive, pays negative.	10/19/05	9,200	169
Swap - price lock with Citibank, N.A. on 30year FNMA, 4.5%, TBA 11/05, price less 95.73, the Fund receives negative, pays positive.	11/07/05	21,000	(220)
Swap - price lock with Citibank, N.A. on 30 year FNMA, 5.5%, TBA 09/05, price less 100.11, the Fund receives positive, pays negative.	11/07/05	36,000	206
Swap - Forward Rate Agreement with Merrill Lynch Capital Services, the Fund receives 4.25% semi-annually and pays 3 month LIBOR.	12/21/05	196,000	17
Swap - Forward Rate Agreement with Merrill Lynch Capital Services, the Fund receives 4.31% semi-annually and pays 3 month LIBOR.	03/13/06	157,000	82
Swap - Forward Rate Agreement with Merrill Lynch Capital Services, the Fund receives 3.42% quarterly and pays 3 month LIBOR.	03/15/06	347,000	(521)
Credit default contract with Deutsche Bank AG, New York, Fund pays semi-annual payment of 52.5 (105 per annum) BPS times notional amount of Brazilian Government International Bond 12.25%, 03/06/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/06	9,750	(72)
Swap - Interest Rate with Merril Lynch Capital Services, the Fund pays 4.57% semi-annually and receives 3 month LIBOR.	06/21/06	250,000	(48)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 35

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Swap - Forward Rate Agreement with Merrill Lynch Capital Services, the Fund receives 4.31% semi-annually and pays 3 month LIBOR.	06/21/06	$157,000	$115
Swap - Forward Rate Agreement with Merrill Lynch Capital Services, the Fund pays 3.96% quarterly and receives 3 month LIBOR.	03/21/07	347,000	197
Credit default contract with Deutsche Bank AG, New York, Fund receives semi-annual payment of 117.5 (235 per annum) BPS times notional amount of Brazilian Government International Bond 12.25%, 03/06/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/07	9,750	251
Credit default contract with Union Bank of Switzerland AG, London, Fund pays semi-annual payment of 61.5 (123 per annum) BPS times notional amount of Columbia Government International Bond 10.38%, 01/28/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	06/20/07	30,400	(224)
Swap - Interest Rate with Deutsche Bank AG, New York, the Fund receives 4.28% semi-annually and pays 3 month LIBOR.	07/26/07	25,840	65
Swap - Interest Rate with Credit Suisse First Boston, Inc., the Fund receives 4.36% semi-annually and pays 3 month LIBOR.	08/01/07	25,650	97
Swap - Interest Rate with Credit Suisse First Boston, Inc., the Fund receives 4.39% semi-annually and pays 3 month LIBOR.	08/05/07	25,370	54
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.49% semi-annually and receives 3 month LIBOR.	08/12/07	25,940	100
Swap - Interest Rate with Citibank, N.A., the Fund receives 4.45% semi-annually and pays 3 month LIBOR.	08/15/07	25,770	79
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund receives 4.41% semi-annually and pays 3 month LIBOR.	08/16/07	25,770	113
Swap - Interest Rate with Barclays, the Fund receives 4.35% semi-annually and pays 3 month LIBOR.	08/26/07	26,140	82
Credit default contract with Deutsche Bank AG, New York, Fund pays semi-annual payment of 61.5 (123 per annum) BPS times notional amount of Russian Federation, 5.0% 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	02/20/10	30,000	(606)
Credit default contract with Deutsche Bank AG, New York, Fund receives semi-annual payment of 63 (126 per annum) BPS times notional amount of Aries Vermoegensverwaltungs, 9.0%, 10/25/14. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	02/20/10	30,000	694
Credit default contract with Morgan Stanley Capital Services, Fund pays semi-annual payment of 57.5 (115 per annum) BPS times notional amount of Russian Federation, 5.0%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	03/20/10	38,000	(374)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 36

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 95 (190 per annum) BPS times notional amount of Gazpru 8.62%, 04/28/34. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	03/20/10	$38,000	$463
Credit default contract with Deutsche Bank AG, New York, Fund pays semi-annual payment of 54 (108 per annum) BPS times notional amount of Mexico Government International Bond 7.5%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	10,000	(185)
Credit default contract with Deutsche Bank AG, New York, Fund receives semi-annual payment of 59.5 (119 per annum) BPS times notional amount of Russian Federation, 5.0%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	10,000	231
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 70 (140 per annum) BPS times notional amount of Russian Federation, 5.0%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	9,000	281
Credit default contract with Morgan Stanley Capital Services, Fund pays semi-annual payment of 56 (112 per annum) BPS times notional amount of Mexico Government International Bond 7.5%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	9,000	(188)
Credit default contract with Citibank, N.A., Fund receives semi-annual payment of 50 (100 per annum) BPS times notional amount of Mexico Government International Bond, 8.30%, 08/15/31. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	05/20/10	15,000	222
Credit default contract with Citibank, N.A., Fund pays semi-annual payment of 58.25 (116.5 per annum) BPS times notional amount of Pemex, 9.50% 09/15/27. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	05/20/10	15,000	(204)
Credit default contract with Goldman Sachs Credit Management, Fund pays quarterly payment of 22.5 (90 per annum) BPS times notional amount of Dow Jones CDX NA IG HVOL. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	06/20/10	4,100	(11)
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 163 (326 per annum) BPS times notional amount of Brazilian Government International Bond 12.25%, 03/06/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/10	19,000	(3)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 37

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Citibank, N.A., Fund receives semi-annual payment of 50 (100 per annum) BPS times notional amount of Mexico Government International Bond, 8.30%, 08/15/31. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/10	$11,000	$178
Credit default contract with Citibank, N.A., Fund pays semi-annual payment of 62.5 (125 per annum) BPS times notional amount of Pemex. 9.50% 09/15/27. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	06/20/10	11,000	(181)
Credit default contract with Deutsche Bank AG, New York, Fund receives semi-annual payment of 52.5 (105 per annum) BPS times notional amount of Russian Federation, 5.0%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/10	8,000	141
Credit default contract with Deutsche Bank AG, New York, Fund pays semi-annual payment of 53 (106 per annum) BPS times notional amount of Mexico Government International Bond 7.5%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	06/20/10	8,000	(122)
Credit default contract with Deutsche Bank AG, New York, Fund receives semi-annual payment of 52 (104 per annum) BPS times notional amount of Russian Federation, 5.0%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/10	10,000	144
Credit default contract with Deutsche Bank AG, New York, Fund pays semi-annual payment of 5.25 (105 per annum) BPS times notional amount of Mexico Government International Bond 7.5%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	06/20/10	10,000	(148)
Credit default contract with Bank of America, Fund pays Quarterly of 19.75 (79 per annum) BPS times notional amount of The Kroger Co., 5.0%, 02/01/13. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	06/20/10	8,050	(96)
Credit default contract with Goldman Sachs Credit Management, Fund receives semi-annual payment of 34.75 (139 per annum) BPS times notional amount of Delhaize America, 8.32%, 04/15/11. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/10	5,600	73
Swap - Interest Rate with Deutsche Bank AG, New York, the Fund pays 4.46% semi-annually and receives 3 month LIBOR.	07/12/10	5,850	(52)
Credit default contract with Deutsche Bank AG, London, Fund pays semi-annual payment of 48 (96 per annum) BPS times notional amount of Mexico Government International Bond 7.5%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	07/20/10	6,000	(60)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 38

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Deutsche Bank AG, London, Fund receives semi-annual payment of 50.5 (101 per annum) BPS times notional amount of Russian Federation, 5.0%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	07/20/10	$6,000	$75
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 95 (190 per annum) BPS times notional amount of Government of Ukraine 7.65%, 06/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	07/20/10	11,000	98
Credit default contract with Morgan Stanley Capital Services, Fund pays semi-annual payment of 45 (90 per annum) BPS times notional amount of Russian Federation, 5.0%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	07/20/10	11,000	(59)
Swap - Interest Rate with Deutsche Bank AG, New York, the Fund pays 4.47% semi-annually and receives 3 month LIBOR.	07/26/10	11,050	(97)
Swap - Interest Rate with Credit Suisse First Boston, Inc., the Fund pays 4.53% semi-annually and receives 3 month LIBOR.	08/01/10	11,000	(124)
Swap - Interest Rate with Credit Suisse First Boston Inc., the Fund pays 4.53% semi-annually and receives 3 month LIBOR.	08/01/10	8,830	(103)
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund pays 4.60% semi-annually and receives 3 month LIBOR.	08/04/10	22,075	(324)
Swap - Interest Rate with Credit Suisse First Boston, Inc., the Fund pays 4.57% semi-annually and receives 3 month LIBOR.	08/05/10	10,990	(72)
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.19% semi-annually and receives 3 month LIBOR.	08/08/10	14,385	61
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.67% semi-annually and receives 3 month LIBOR.	08/12/10	11,140	(192)
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.61% semi-annually and receives 3 month LIBOR.	08/16/10	11,050	(159)
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund pays 4.54% semi-annually and receives 3 month LIBOR.	08/16/10	11,050	(129)
Swap - Interest Rate with Merrill Lynch Capital Services, the Fund receives 4.58% semi-annually and pays 3 month LIBOR.	08/16/10	8,885	(114)
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 85 (170 per annum) BPS times notional amount of Government of Ukraine 7.65%, 06/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	08/20/10	8,500	(20)
Credit default contract with Morgan Stanley Capital Services, Fund pays semi-annual payment of 37.5 (75 per annum) BPS times notional amount of Russian Federation, 5.0%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	08/20/10	8,500	19

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 39

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Union Bank of Switzerland AG, London, Fund pays semi-annual payment of 45 (90 per annum) BPS times notional amount of Russian Federation, 5.0%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	08/20/10	$7,250	$(48)
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 92 (184 per annum) BPS times notional amount of Government of Ukraine 7.65%, 06/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	08/20/10	7,250	34
Swap - Interest Rate with Barclays, the Fund pays 4.46% semi-annually and receives 3 month LIBOR.	08/26/10	11,180	(87)
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund pays 4.31% quarterly and receives 3 month LIBOR.	09/02/10	22,380	-
Swap - rate lock with Lehman Brothers Special Financing on 5 Year Forward Contract, rate less 4.50%, the Fund pays positive, receives negative.	09/09/10	15,700	147
Swap - rate lock with Lehman Brothers Special Financing on 5 Year Forward Contract, rate less 4.50%, the Fund pays positive, receives negative.	09/09/10	15,700	147
Credit default contract with Bank of America, Fund pays quarterly payment of 8 (32 per annum) BPS times notional amount of Cambell Soup Co. 4.88%, 10/01/13. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	09/20/10	3,750	(2)
Credit default contract with Bank of America, Fund pays quarterly payment of 8 (32 per annum) BPS times notional amount of Walt Disney Co., 6.38%, 03/01/12. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	09/20/10	3,150	-
Credit default contract with Goldman Sachs Credit Management, Fund pays quarterly payment of 10.12 (40.5 per annum) BPS times notional amount of Capital One Financial 7.13%, 08/01/08. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	09/20/10	3,800	(4)
Credit default contract with Lehman Brothers Special Financing, Fund pays quarterly payment of 11.75 (47 per annum) BPS times notional amount of Gannett Co., 6.37%, 04/01/12. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	09/20/10	6,400	(11)
Credit default contract with Merrill Lynch Capital Services, Fund receives Quarterly of 15.75 (63 per annum) BPS times notional amount of Enterprise Products, 6.38%, 02/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	09/20/10	3,150	11

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 40

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Merrill Lynch Capital Services, Fund pays Quarterly of 9.75 (39 per annum) BPS times notional amount of Anadarko Petroleum., 6.13%, 03/15/12. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	09/20/10	$3,150	$(5)
Swap - Interest Rate with Credit Suisse First Boston, Inc., the Fund pays 4.93% semi-annually and receives 3 month LIBOR.	08/03/17	521	(13)
Swap - Interest Rate with Goldman Sachs Credit Management, the Fund pays 4.93% semi-annually and receives 3 month LIBOR.	08/07/17	1,975	(48)
Swap - Interest Rate with Goldman Sachs Credit Management, the Fund pays 4.99% semi-annually and receives 3 month LIBOR.	08/08/17	2,350	(69)
Swap - Interest Rate with Goldman Sachs Credit Management, the Fund receives 5.33% semi-annually and pays 3 month LIBOR.	08/07/25	6,787	119
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund receives 5.12% semi-annually and pays 3 month LIBOR.	08/19/25	1,900	13
Swap - Interest Rate with Citibank, N.A., the Fund receives 5.29% semi-annually and pays 3 month LIBOR.	08/13/25	1,900	26
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund pays 5.14% semi-annually and receives 3 month LIBOR.	07/15/32	7,365	(517)
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund receives 5.02% semi-annually and pays 3 month LIBOR.	08/04/35	6,250	324
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund pays 4.72% quarterly and receives 3 month LIBOR.	09/02/35	6,300	-

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 41

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Long-Term Investments - 96.4%
		Corporate Bonds - 13.5%
		Brazil - 2.2%
BRL	1,730	Citibank N.A. 15.00%, 07/02/10 (e)	$744
		Germany - 10.4%
	$2,500	Aries Vermoegensverwaltungs GmbH 9.60%, 10/25/2014 (e)	3,278
	295	Deutsche Bank AG for Gazstream S.A. 5.63%, 07/22/13 (e)	295
			3,573
		Luxembourg - 0.3%
	100	Gaz Capital S.A. 8.62%, 04/28/34 (e)	127
		Ukraine - 0.6%
	195	Dresdner Kleinwort Wasserstein for CJSC The EXIM of Ukraine 7.75%, 09/23/09	203
		Total Corporate Bonds (Cost $4,415)	4,647
		Foreign Government Securities - 82.5% Argentina - 12.0%
		Republic of Argentina
ARS	4,638	5.82%, 12/31/33 (m)	1,896
	$2,875	FRN, 4.00%, 08/03/12 (m)	2,228
			4,124
		Brazil - 12.4%
	300	Banco Nacional de Desenvolvimento Economico e Social Regulation S, VAR, 5.83%, 06/16/08	300
		Federal Republic of Brazil
	2,607	11.00%, 08/17/40	3,106
	144	12.25%, 03/06/30	190
	260	12.75%, 01/15/20	351
	354	FRN, 4.31%, 04/15/12	341
			4,288
		Colombia - 2.0%
		Government of Colombia
	241	9.75%, 04/09/11	272
COP	865,000	11.75%, 03/01/10	409
			681

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
		Dominican Republic - 1.3%
		Dominican Republic
	$357	9.04%, 01/23/18 (e)	$387
	44	9.50%, 09/27/11	49
			436
		El Salvador - 0.8%
		Republic of El Salvador
	120	7.63%, 09/21/34 (e)	134
	135	8.25%, 04/10/32 (e) (m)	147
			281
		Indonesia - 0.7%
	230	Republic of Indonesia 7.25%, 04/20/15 (e)	227
		Mexico - 6.2%
		United Mexican States
	175	5.87%, 01/15/14	183
MXN	9,000	8.00%, 12/19/13 (m)	790
	$435	8.30%, 08/15/31	551
MXN	6,000	10.00%, 12/05/24 (m)	599
			2,123
		Panama - 2.2%
		Republic of Panama
	$280	7.25%, 03/15/15	304
	220	8.13%, 04/28/34	248
	25	8.88%, 09/30/27	30
	155	9.37%, 04/01/29	196
			778
		Peru - 5.3%
		Government of Peru
	521	VAR, 5.00%, 03/07/17	505
	385	7.35%, 07/21/25	399
	129	8.38%, 05/03/16	149
	645	8.75%, 11/21/33	761
			1,814
		Phillippines - 2.0%
		Government of Philippines
	230	9.88%, 01/15/19	251
	380	10.63%, 03/16/25	431
			682

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 42

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Russia - 11.4%
	Russian Federation
$1,075	8.25%, 03/31/10	$1,166
1,495	Regulation S, 12.75%, 06/24/28	2,790
		3,956
	Turkey - 4.4%
	Republic of Turkey
595	7.38%, 02/05/25	580
660	11.88%, 01/15/30	939
		1,519
	Ukraine - 5.6%
	Government of Ukraine
325	6.88%, 03/04/11 (e)	345
620	7.65%, 06/11/13 (e) (m)	682
155	6.88%, 03/04/11	164
685	7.65%, 06/11/13	754
		1,945
	Uruguay - 2.1%
	Republic of Uruguay
240	9.25%, 05/17/17	263
UYU 20,500	17.75%, 02/04/06	453
		716
	Venezuela - 14.1%
	Government of Venezuela
$500	6.75%, 03/31/20	501
85	7.00%, 02/01/18	78

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Venezuela - Continued
$185	7.65%, 04/21/25	$172
1,580	9.25%, 09/15/27	1,714
1,616	10.75%, 09/19/13	1,925
320	13.63%, 08/15/18	442
1	VAR, 0.00%, 04/15/20	30
		4,862
	Total Foreign Government Securities (Cost $26,256)	28,432
	U. S. Treasury Obligations - 0.4%
135	U.S. Treasury Notes 6.87%, 05/15/06 (m) (k) (Cost $140)	138
	Total Long-Term Investments (Cost $30,811)	33,217
SHARES
Short-Term Investment - 1.9%
	Investment Company - 1.9%
654	JPMorgan Prime Money Market Fund (b) (m) (Cost $654)	654
	Total Investments - 98.3%	$33,871
	(Cost $31,465)
	Other Assets in Excess of
	Liabilities - 1.7%	577
	NET ASSETS - 100.0%	$34,448

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 8/31/05 (USD)	UNREALIZED (DEPRECIATION) (USD)
	Short Futures Outstanding
(6)	U.S. Treasury Bonds	12/20/05	$(708)	$(3)
(41)	10 Year U.S. Treasury Notes	12/31/05	(4,595)	(53)
				$(56)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 43

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 8/31/05 (USD)	NET UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
621	ARS9/2/05	$212	$213	$(1)
1,972	ARS9/6/05	678	677	1
		$890	$890	$-

Swap Contracts

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Deutsche Bank AG, New York, Fund pays semi-annual payment of 52.5 (105 per annum) BPS times notional amount of Government of Brazil, 12.25%, 03/06/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/06	$300	$(2)
Credit default contract with Deutsche Bank AG, New York, Fund receives semi-annual payment of 117.5 (235 per annum) BPS times notional amount of Government of Brazil, 12.25%, 03/06/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/07	300	8
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 61.5 (123 per annum) BPS times notional amount of Government of Columbia, 10.38%, 01/28/33. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/07	1,000	(7)
Credit default contract with Citibank, N.A., Fund receives semi-annual payment of 112 (224 per annum) BPS times notional amount of Gazprom, 8.63%, 04/28/34. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	03/20/10	1,000	44
Credit default contract with Citibank, N.A., Fund pays semi-annual payment of 66 (132 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	03/20/10	1,000	(30)
Credit default contract with Citibank, N.A., Fund receives semi-annual payment of 74.5 (149 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	1,300	49
Credit default contract with Citibank, N.A., Fund pays semi-annual payment of 63.5 (127 per annum) BPS times notional amount of Pemex, 9.50%, 09/15/27. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	1,300	(26)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 44

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Deutsche Bank AG, New York, Fund receives semi-annual payment of 75 (150 per annum) BPS times notional amount of Aries, 7.75%, 10/25/09. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	$1,000	$39
Credit default contract with Deutsche Bank AG, New York, Fund pays semi-annual payment of 75 (150 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	1,000	(38)
Credit default contract with Citibank, N.A., Fund receives semi-annual payment of 52.5 (105 per annum) BPS times notional amount of United Mexican States, 8.30%, 08/15/31. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/10	1,000	16
Credit default contract with Citibank, N.A., Fund pays semi-annual payment of 62.5 (125 per annum) BPS times notional amount of Pemex, 9.50%, 09/15/27. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	06/20/10	1,000	(17)
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 163 (326 per annum) BPS times notional amount of Government of Brazil, 12.25%, 03/06/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/10	600	- (h)
Credit default contract with Morgan Stanley Capital Services, Fund pays semi-annual payment of 48 (96 per annum) BPS times notional amount of United Mexican States, 7.50%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	07/20/10	2,000	(20)
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 50.5 (101 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	07/20/10	2,000	21
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 95 (190 per annum) BPS times notional amount of Government of Ukraine, 7.65%, 06/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	07/20/10	500	4
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 45 (90 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/01/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	07/20/10	500	(3)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 45

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Deutsche Bank AG, New York, Fund receives semi-annual payment of 38.5 (77 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	08/20/10	$70	$-	(h)
Credit default contract with Deutsche Bank AG, New York, Fund pays semi-annual payment of 40.5 (81 per annum) BPS times notional amount of United Mexican States, 7.50%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	08/20/10	70	-	(h)
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 85 (170 per annum) BPS times notional amount of Government of Ukraine 7.65%, 06/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	08/20/10	750	(2)
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 37.5 (75 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/01/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	08/20/10	750	2
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 45 (90 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	08/20/10	300	(2)
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 92 (184 per annum) BPS times notional amount of Government of Ukraine, 7.65%, 06/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	08/20/10	300	1

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 46

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 115.0%
	Preferred Stocks - 1.0%
	Diversified Financial Services - 1.0%
- (h)	Lehman CR-ANB Amro, Zero Coupon (a)	$900
1	Zurich RegCaps Funding Trust, VAR, 4.32% (e)	686
	Total Preferred Stocks (Cost $1,576)	1,586
PRINCIPAL AMOUNT
	Asset Backed Securities - 32.4%
$1,299	American Express Credit Account Master Trust Series 2004-C, Class C, FRN, 4.07%, 02/15/12 (e) (m)	1,303
	Ameriquest Mortgage Securities, Inc.
550	Series 2004-R11, Class M1, FRN, 4.30%, 11/25/34 (m)	553
500	Series 2005-R2, Class M2, FRN, 4.12%, 04/25/35 (m)	500
400	Asset Backed Funding Certificates Series 2005-HE1, Class M2, FRN, 4.08%, 02/25/35 (m)	401
350	Bear Stearns Asset Backed Securities, Inc. Series 2005-HE3, Class M1, FRN, 4.07%, 03/25/35 (m)	350
1,600	Capital One Master Trust Series 2000-4, Class C, FRN, 4.37%, 08/15/08 (m)	1,601
	Capital One Multi-Asset Execution Trust
1,650	Series 2003-A, FRN, 4.82%, 12/15/10, (m)	1,691
1,700	Series 2003-B1, Class B1, FRN, 4.74%, 02/17/09 (m)	1,709
602	CARSS Finance LP (Cayman Islands) Series 2004-A, Class B1, FRN, 3.85%, 01/15/11 (e) (m)	602
	Centex Home Equity
746	Series 2004-A, Class AV2, FRN, 3.89%, 06/25/34 (m)	747
590	Series 2004-B, Class AV1, FRN, 3.84%, 03/25/34 (m)	590
355	Series 2004-C, Class AV2, FRN, 3.92%, 01/25/34 (m)	355

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Asset Backed Securities - Continued
	Citibank Credit Card Issuance Trust
$1,400	Series 2000-C1, Class C1, 7.45%, 09/15/07 (m)	$1,402
2,050	Series 2003-C2, Class C2, FRN, 4.43%, 03/20/08 (m)	2,058
2,900	Series 2004-B1, Class B1, FRN, 3.83%, 05/20/11 (m)	2,906
	Citifinancial Mortgage Securities, Inc.
26	Series 2003-3, Class AV1, FRN, 3.93%, 08/25/33 (m)	26
1,373	Series 2003-HE3, Class A, FRN, 4.02%, 12/25/33 (m)	1,377
	Citigroup Mortgage Loan Trust, Inc.
1,250	Series 2005-OPT1, Class A1B, FRN, 3.85%, 02/25/35 (m)	1,251
1,050	Series 2005-OPT4, Class M2, FRN, 3.85%, 07/25/35 (e)	1,050
2,000	CNH Equipment Trust Series 2004-A, Class A3A, FRN, 3.64%, 10/15/08 (m)	2,001
	Countrywide Asset-Backed Certificates
488	Series 2004-6, Class 2A4, FRN, 4.09%, 11/25/34 (m)	490
300	Series 2005-4, Class MV4, FRN, 4.28%, 05/25/35 (m)	301
200	Series 2005-BC1, Class M1, FRN, 4.05%, 03/25/35 (m)	200
200	Series 2005-BC1, Class M2, FRN, 4.08%, 05/25/35 (m)	200
	Countrywide Home Equity Loan Trust
2,000	Series 2003-C, Class A, FRN, 3.84%, 05/15/29 (m)	2,002
900	Series 2004-BC1, Class M1, FRN, 4.14%, 02/25/34 (m)	900
176	EQCC Home Equity Loan Trust Series 2002-1, Class 2A, FRN, 3.94%, 11/25/31 (m)	177
1,359	Fifth Third Home Equity Loan Trust Series 2003-1, Class A, FRN, 3.86%, 09/20/23 (m)	1,359

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 47

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Asset Backed Securities - Continued
$1,346	Fleet Home Equity Trust Series 2003-1, Class A, FRN, 3.86%, 01/20/33 (m)	$1,347
700	Ford Credit Floorplan Master Owner Trust Series 2005-1A, Class A, FRN, 3.72%, 05/15/10 (m)	700
	GE Corporate Aircraft Financing LLC
380	Series 2003-1A, Class A1, FRN, 3.81%, 06/25/10 (e) (m)	380
2,077	Series 2004-1A, Class A1, FRN, 3.73%, 08/25/11 (e) (m)	2,076
	GMAC Mortgage Corp. Loan Trust
3,400	Series 2004-HE1, Class A1, FRN, 3.72%, 01/20/34 (m)	3,400
950	Series 2004-HE4, Class A2, FRN, 3.83%, 03/25/35 (m)	952
237	Greenpoint Home Equity Loan Trust Series 2003-1, Class A, FRN, 3.84%, 04/15/29 (m)	237
286	HFC Home Equity Loan Asset Backed Certificates Series 2002-2, Class A, FRN, 3.91%, 04/20/32 (m)	286
200	Household Automotive Trust Series 2002-3, Class A4B, FRN, 3.92%, 05/18/09 (m)	200
	Household Mortgage Loan Trust
737	Series 2003-HC1, Class A, FRN, 3.96%, 02/20/33	738
264	Series 2004-HC1, Class A, FRN, 3.96%, 01/20/34	264
1,255	Lehman XS Trust Series 2005-2, Class 1A1, FRN, 3.92%, 08/25/35	1,255
	Long Beach Mortgage Loan Trust
2,050	Series 2003-4, Class M1, FRN, 4.32%, 08/25/33	2,061
450	Series 2005-1, Class 2A2, 3.89%, 02/25/35	451
400	Series 2005-2, Class M4, FRN, 4.26%, 04/25/35	400
1,204	Metris Master Trust Series 2004-1, Class A, FRN, 3.89%, 04/20/11	1,207

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Asset Backed Securities - Continued
	Morgan Stanley ABS Capital I
$150	Series 2005-HE2, Class M3, FRN, 4.12%, 01/25/35	$150
100	Series 2005-HE2, Class M4, FRN, 4.27%, 01/25/35	100
550	New Century Home Equity Loan Trust Series 2004-3, Class M1, FRN, 4.26%, 11/25/34	553
	Option One Mortgage Loan Trust
228	Series 2002-1, Class A, FRN, 3.93%, 02/25/32	228
656	Series 2003-1, Class A2, FRN, 4.06%, 02/25/33	658
2,300	Series 2005-1, Class A3, FRN, 3.88%, 02/25/35	2,304
300	Series 2005-2, Class M1, FRN, 4.08%, 05/25/35	301
39	Option One Woodbridge Loan Trust Series 2002-2, Class A, FRN, 3.91%, 06/25/32	39
550	Park Place Securities, Inc. Series 2004-WHQ2, Class M2, FRN, 4.27%, 02/25/35	551
161	Residential Asset Securities Corp. Series 2003-KS11, Class A11B, FRN, 3.94%, 01/25/34	162
598	Residential Funding Mortgage Securities II Series 2003-HS4, Class A1B, FRN, 3.90%, 01/29/29	599
500	Securitized Asset Backed Receivables LLC Trust Series 2005-OP1, Class M2, FRN, 4.09%, 01/25/35	500
1,689	Wachovia Asset Securitization, Inc. Series 2004-HE1, Class A, FRN, 3.31%, 06/25/34 (e)	1,691
1,000	William Street Funding Corp. Series 2005-1, Class A, FRN, 3.43%, 01/23/11 (e)	1,000
	Total Asset Backed Securities (Cost $52,918)	52,892

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 48

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Collateralized Mortgage Obligations - 24.7% Agency CMO - 5.0%
	Federal Home Loan Mortgage Corp.
$2,782	Series 2638, Class KI, IO, 5.00%, 11/15/27 (m)	$355
3,530	Series 2645, Class SB, FRN, IO, 3.53%, 07/15/27 (m)	256
1,556	Series 2827, Class AS, FRN, IO, 3.53%, 06/15/22 (m)	98
68	Series 2836, Class HZ, 4.00%, 08/15/19 (m)	68
2,402	Series 2928, Class IN, IO, 5.00%, 10/15/24	256
1,961	Series 2975, Class IO, IO, 5.50%, 06/15/26 (m)	211
	Federal Home Loan Mortgage Corp. STRIPS
4,069	Series 227, IO, 5.00%, 12/01/34 (m)	870
10,807	Series 232, IO, 5.00%, 08/01/35 (m)	2,317
	Federal National Mortgage Association
5,000	Series 2002-81, Class SJ, IO, FRN, 3.86%, 04/25/32 (m)	556
2,943	Series 2005-51, Class KI, IO, 5.50%, 01/25/25 (m)	369
164	Class 2003-62, Class OB, 3.50%, 07/25/14 (m)	164
2,000	Series 2005-63, Class PK, IO, 5.50%, 10/25/24 (m)	225
	Federal National Mortgage Association Grantor Trust
415	Series 2002-36, Class FS, FRN, 4.14%, 06/25/32 (m)	418
618	Series 2002-36, Class FT, FRN, 4.14%, 06/25/32 (m)	623
96	Federal National Mortgage Association Interest STRIPS Series 357, Class 2, IO, 5.00%, 02/01/35 (m)	21
1,381	Federal National Mortgage Association Whole Loan Series 2003-121, Class FC, FRN, 4.04%, 02/25/28 (m)	1,385
		8,192

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Non-Agency CMO - 19.7%
	Adjustable Rate Mortgage Trust
$1,903	Series 2004-5, Class 7A2, FRN, 4.02%, 04/25/35 (m)	$1,904
2,109	Series 2005-1, Class 5A2, FRN, 3.97%, 05/25/35 (m)	2,110
774	Series 2005-8, Class 7A2, FRN, 3.92%, 11/25/35 (m)	774
1,471	CalSTRS Trust Series 2002-C6, Class A1, FRN, 3.91%, 11/20/12 (e) (m)	1,475
850	Calwest Industrial Trust Series 2003-CALA, Series A, FRN, 3.84%, 06/15/15 (e) (m)	851
1,425	Countrywide Alternative Loan Trust Series 2005-9CB, Class 1A1, FRN, 4.14%, 05/25/35 (m)	1,416
170	Countrywide Home Loan Mortgage Pass Through Trust Series 2002-31, Class A3, 5.75%, 01/25/33 (m)	171
998	CR Series 2000-ZC2, Class A4A, 6.70%, 08/10/14 (e) (m)	1,057
798	Downey Savings & Loan Association Mortgage Loan Trust Series 2005-AR5, Class 2A1A, FRN, 3.92%, 08/19/45 (m)	798
614	GS Mortgage Securities Corp. II Series 2003-FL6A, Class A1, FRN, 3.72%, 11/15/15 (e) (m)	614
2,220	GSMPS Mortgage Loan Trust Series 2005-RP1, Class 1AF, FRN, 3.99%, 01/25/35 (e) (m)	2,227
	Harborview Mortgage Loan Trust
790	Series 2005-3, Class 2A1A, FRN, 3.83%, 06/19/35 (m)	788
1,498	Series 2005-8, Class 1A2A, FRN, 3.92%, 09/19/35 (m)	1,497
	Indymac Index Mortgage Loan Trust
1,837	Series 2004-AR7, Class A1, FRN, 4.08%, 09/25/34	1,848
609	Series 2004-AR8, Class 2A1, FRN, 4.05%, 11/25/34	610

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 49

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Non-Agency CMO - Continued
$1,450	LB-UBS Commercial Mortgage Trust Series 2003-C5, Class A2, 3.48%, 07/15/27	$1,421
2,986	Medallion Trust (Australia) Series 2004-1G, Class A1, FRN, 3.97%, 05/25/35	2,994
1,850	Mound Financing plc (United Kingdom) Series 3A, Class A1-1, FRN, 3.89%, 02/08/08 (e)	1,850
99	Residential Asset Securitization Trust Series 2002-A14J, Class A2, 5.15%, 01/25/33	99
790	RMAC plc (United Kingdom) Series 2004-NS1, Class A1B, FRN, 3.50%, 12/12/20 (e)	790
1,900	Structured Adjustable Rate Mortgage Loan Trust Series 2005-19XS, Class 1A1, FRN, 3.99%, 10/25/35	1,900
1,585	Structured Asset Securities Corp. Series 2005-5, Class 2A1, 5.50%, 04/25/35	1,589
1,063	Thornburg Mortgage Securities Trust Series 2003-2, Class A1, FRN, 3.98%, 04/25/43	1,062
2,324	Washington Mutual, Inc. Series 2005-AR9, Class A1A, FRN, 3.96%, 07/25/45	2,326
		32,171
	Total Collateralized Mortgage Obligations (Cost $40,385)	40,363
	Corporate Bonds - 40.2% Automobiles - 2.9%
2,200	DaimlerChrysler N.A. Holding Corp. Series D, FRN, 4.13%, 11/17/06 (m)	2,202
	Ford Motor Credit Co.
1,500	FRN, 4.39%, 3/21/07 (m)	1,480
600	6.88%, 2/1/2006 (m)	604
420	General Motors Acceptance Corp. 6.75%, 1/15/06 (m)	422
		4,708

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Capital Markets - 1.6%
$750	Lehman Brothers Holdings E-Capital Trust I FRN, 4.59%, 8/19/65 (e)	$752
	Morgan Stanley
600	FRN, 3.73%, 1/18/08	600
1,250	FRN, 3.88%, 11/9/07	1,251
		2,603
	Commercial Banks - 9.2%
3,300	Banco Santander Chile (Chile) FRN, 3.72%, 12/9/09 (e) (m)	3,312
4,600	Deutsche Bank AG FRN, 4.02%, 5/15/07 (m)	4,599
700	Hana Bank FRN, 4.28%, 9/29/06 (m)	704
1,300	ING Bank NV (Netherlands) FRN, 3.83%, 10/14/14	1,301
1,550	KeyCorp FRN, 3.85%, 7/23/07	1,553
	National Australia Bank Ltd. (Australia)
1,000	FRN, 3.75%, 6/23/14	1,000
1,600	FRN, 3.89%, 3/12/13	1,608
700	FRN, 4.21%, 8/29/13	702
300	Sovereign Bancorp, Inc. FRN, 4.15%, 3/1/09	300
		15,079
	Consumer Finance - 2.2%
500	Capital One Bank 6.88%, 2/1/06 (m)	505
3,100	HSBC Finance Corp FRN, 3.81%, 7/27/07 (m)	3,108
		3,613
	Diversified Financial Services - 9.7%
	Counts Trust
1,400	Series 2002-10, FRN, 4.57%, 8/15/07 (e) (i) (m)	1,410
1,400	Series 2002-11, FRN, 4.62%, 8/15/07 (e) (i) (m)	1,411
1,030	International Lease Finance Corp. 4.0%, 1/17/06 (m)	1,029

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 50

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Diversified Financial Services - Continued
$2,100	Links Finance LLC FRN, 3.75%, 9/15/08	$2,100
800	MBNA Europe Funding plc (United Kingdom) FRN, 3.86%, 9/7/2007 (e)	800
	RACERS
1,700	Series 2005-16, Class C, FRN, 3.50%, 9/20/07 (e) (i) (m)	1,693
2,000	Series 2005-8, Class MM, FRN, 3.52%, 5/9/06 (e) (i) (m)	1,997
1,400	Series 2005-7, Class C, FRN, 3.71%, 9/1/05 (e) (i) (m)	1,400
2,900	Sigma Finance Corp. FRN, 3.71%, 9/15/06 (m)	2,900
1,200	Twin Reefs Pass-Through Trust FRN, 4.57, 12/31/49 (e)	1,197
		15,937
	Diversified Telecommunication Services - 0.2%
350	SBC Communications, Inc. 5.75%, 5/2/06 (m)	354
	Electric Utilities - 1.8%
900	Appalachian Power Co. FRN, 3.81%, 6/29/07 (m)	903
500	Pepco Holdings, Inc. FRN, 4.00%, 6/1/10	500
650	Pinnacle West Energy Corp. FRN, 4.00%, 4/1/07 (e)	650
850	PSEG Funding Trust I 5.38%, 11/16/07	863
		2,916
	Food & Staples Retailing - 0.5%
750	Safeway, Inc. FRN, 4.16%, 11/1/05 (m)	750
	Food Products - 0.5%
800	Cadbury Schweppes Finance plc (United Kingdom) 5.75%, 4/19/06	807

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Gas Utility - 0.4%
$700	Texas Municipal Gas Corp. 2.60%, 7/1/07 (e)	$690
	Insurance - 3.9%
2,400	ASIF Global Financing FRN, 3.65%, 3/14/08 (e) (m)	2,406
1,950	Oil Insurance Ltd. (Bermuda) VAR, 3.86%, 4/8/09 (m)	1,951
400	Platinum Underwriters Holdings Ltd. (Bermuda) 6.37%, 11/16/07	406
1,550	Two-Rock Pass Through Trust (Bermuda) FRN, 4.72, 12/31/49 (e)	1,538
		6,301
	Pharmaceuticals - 0.7%
1,100	Merck & Co., Inc. VAR, 4.73%, 2/22/11 (e) (m)	1,101
	Property & Casualty Insurance - 0.8%
1,250	Chubb Corp. 4.93%, 11/16/07 (m)	1,264
	Real Estate - 2.5%
300	Duke Realty FRN, 3.7%, 12/22/06 (m)	300
1,000	iStar Financial, Inc. (REIT) FRN, 4.15%, 3/3/08	999
2,700	Westfield Capital Corp. Ltd. (Australia) FRN, 4.00%, 11/2/07 (e)	2,705
		4,004
	Road & Rail - 0.5%
851	CSX Corp. FRN, 4.01%, 8/3/06 (m)	853
	Telecommunication Services - 1.5%
	Bellsouth Corp.
1,900	FRN, 3.92%, 11/15/07 (m)	1,903
600	FRN, 4.26%, 4/26/21 (e) (m)	600
		2,503

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 51

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Thrifts & Mortgage Finance - 1.3%
$2,200	Countrywide Home Loans, Inc. FRN, Series 2002-31, Class-A3, 4.04%, 11/16/07 (m)	$2,206
	Total Corporate Bonds (Cost $65,658)	65,689
	Municipal Bonds - 0.7% Illinois - 0.6%
1,000	State of Illinois, Taxable, Pension GO 2.50%, 06/01/08	957
	North Carolina - 0.1%
200	Wake Forest University VAR, 3.09%, 7/1/17 (e)	200
	Total Municipal Bonds (Cost $1,199)	1,157
	U.S. Government Agency Securities - 15.7%
	Federal National Mortgage Association Pool
7,850	TBA, 5.10%, 09/25/35	7,796
17,630	TBA, 5.50%, 09/25/35	17,806
	Total U.S. Government Agency Securities (Cost $25,420)	25,602
	U.S. Treasury Obligations - 0.3%
260	U.S. Treasury Bills Zero Coupon 12/01/05 (k) (m)	258
204	U.S. Treasury Notes 1.66%, 01/15/15	203
	Total U.S. Treasury Obligations (Cost $456)	461
	Total Long Term Investments (Cost $187,612)	187,750

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investments - 2.8%
	Investment Company - 2.8%
$4,603	JPMorgan Prime Money Market Fund (b) (m) (Cost $4,603)	$4,603
NUMBER OF CONTRACTS
	Call Options Purchased - 0.0% (g)
- (h)	Call Option on Federal Fund 30 Day, expiring 09/19/05 @ 696.25	1
5,100	Call Option on FNMA, 30 year fixed, 5.50%, TBA, expiring 10/06/05 @ 100.28, European Style	35
	Total Call Options Purchased (Cost $31)	36
	Put Options Purchased - 0.0% (g)
4,000	Put Option on FMNA, 30 Year Fixed, 5.50%, TBA expiring 10/06/05 @ 97.58, European Style (Cost $27)	2
	Total Investments - 117.8%	$192,391
	(Cost $192,273)
	Liabilities in Excess of Other Assets - (17.8)%	(29,047)
	NET ASSETS - 100.0%	$163,344

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 52

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 8/31/05	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
36	30 Day Federal Funds	September, 2005	$14,460	$(1)
17	U.S. Treasury Bonds	December, 2005	2,007	22
138	2 Year U.S. Treasury Notes	December, 2005	28,579	115
93	10 Year U.S. Treasury Notes	December, 2005	10,423	148
	Short Futures Outstanding
(168)	5 Year U.S. Treasury Notes	December, 2005	(18,207)	(142)
(18)	10 Year U.S. Treasury Notes	December, 2005	(2,017)	(23)
				$119

Options Written

UNITS	CALL OPTIONS WRITTEN	VALUE
(10,200)	Call option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/05 @ 100.71, European Style	$(38)
	PUT OPTIONS WRITTEN
(8,000)	Put option on FNMA, 30 Year Fixed, 5.50%, 10/05 , TBA, expiring 10/06/05 @ 96.56, European Style	$(1)
	Totall Options Written	$(39)
	(Premiums received $48)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 53

JPMorgan Global Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 97.3%
	Asset Backed Securities - 1.4%
	AmeriCredit Automobile Receivables Trust
$10	Series 2003-CF, Class A4, 3.48%, 05/06/10 (m)	$10
15	Series 2003-DM, Class A4, 2.84%, 08/06/10 (m)	15
10	Series 2004-DF, Class A3, 2.98%, 07/06/09 (m)	10
	Capital Auto Receivables Asset Trust
25	Series 2003-2, Class A4A, 1.96%, 01/15/09 (m)	24
10	Series 2003-2, Class A3B, FRN, 3.61%, 02/15/07 (m)	10
10	Capital One Auto Finance Trust Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	10
15	Citibank Credit Card Issuance Trust Series 2001-A6, Class A6, 5.65%, 06/16/08 (m)	15
	Countrywide Asset-Backed Certificates
10	Series 2003-5, Class AF3, 3.61%, 04/25/30 (m)	9
15	Series 2003-5, Class MF1, 5.41%, 01/25/34 (m)	15
75	Ford Credit Auto Owner Trust Series 2004-A, Class A4, 3.54%, 11/15/08 (m)	74
10	Long Beach Mortgage Loan Trust Series 2003-3, Class A, FRN, 3.96%, 07/25/33	10
10	M&I Auto Loan Trust Series 2003-1, Class A4, 2.97%, 04/20/09	10
	Onyx Acceptance Grantor Trust
15	Series 2003-C, Class A4, 2.66%, 05/17/10	15
10	Series 2003-D, Series A4, 3.20%, 03/15/10	10
6	Option One Mortgage Loan Trust Series 2003-5 Class A2, FRN, 3.96%, 08/25/33	6

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Asset Backed Securities - Continued
$20	PSE&G Transition Funding LLC Series 2001-1, Class A6, 6.61%, 06/15/15	$23
	Residential Asset Securities Corp.
4	Series 2002-KS4, Class AIIB, FRN, 3.89%, 07/25/32	3
8	Series 2003-KS5, Class AIIB, FRN, 3.93%, 07/25/33	8
20	Triad Auto Receivables Owner Trust Series 2003-B, Class A4, 3.20%, 12/13/10	20
13	Wachovia Asset Securitization, Inc. Series 2002-HE2, Class A, FRN, 4.07%, 12/25/32	12
15	WFS Financial Owner Trust Series 2003-4, Class A4, 3.15%, 05/20/11	15
	Total Asset Backed Securities	324
	(Cost $328)
	Collateralized Mortgage Obligations - 3.0%
	Agency CMO - 0.8%
861	Federal National Mortgage Association Interest STRIPS Series 357, Class 2, TBA, IO, 5.00%, 02/01/35 (m)	185
	Non-Agency CMO - 2.2%
25	Bear Stearns Commercial Mortgage Securities Series 2004-PWR6, Class A4, 4.52%, 11/11/41 (m)	25
	CS First Boston Mortgage Securities Corp.
2,094	Series 1997-2, Class X, IO, VAR, 9.44%, 06/25/20 (e) (m)	11
150	Series 2001-CK1, Class A3, 6.38%, 12/16/35 (m)	162
1	DLJ Mortgage Acceptance Corp. Series 1997-D, Class CTFS, HB, VAR, 109.10%, 07/28/27 (e) (m)	1
	Greenwich Capital Commercial Funding Corp.
45	Series 2003-C1, Class A4, 4.11%, 07/05/35	44

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 54

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Non-Agency CMO - Continued
$40	Series 2005-GG3, Class A4, VAR, 4.80%, 08/10/42	$41
40	Series 2005-GG3, Class AJ, VAR, 4.86%, 08/10/42	40
60	LB-UBS Commercial Mortgage Trust Series 2001-C2, Class A2, 6.65%, 11/15/27	66
29	MASTR Alternative Loans Trust Series 2004-13, Class 10A1, 8.00%, 01/25/35	30
20	Morgan Stanley Dean Witter Capital I Series 2003-HQ2, Class A2, 4.92%, 03/12/35	20
40	Wachovia Bank Commercial Mortgage Trust Series 2005-C17, Class A4, VAR, 5.08%, 03/15/42	41
		481
	Total Collateralized Mortgage Obligations	666
	(Cost $842)
	Corporate Bonds - 29.9%
	Aerospace & Defense - 0.3%
15	General Dynamics Corp. 2.13%, 05/15/06 (m)	15
	L-3 Communications Corp.
10	5.88%, 01/15/15	10
40	6.38%, 10/15/15 (e)	40
		65
	Auto Components - 0.4%
35	Tenneco Automotive, Inc. 8.63%, 11/15/14	36
	TRW Automotive, Inc.
10	9.38%, 02/15/13	11
30	11.00%, 02/15/13	35
10	United Components, Inc. 9.38%, 06/15/13	10
		92
	Building Products - 0.1%
10	Jacuzzi Brands, Inc. 9.63%, 07/01/10	11

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Capital Markets - 0.3%
$40	Arch Western Finance LLC 6.75%, 07/01/13 (m)	$41
5	National Rural Utilities Cooperative Finance Corp. 6.50%, 03/01/07	5
15	Nell AF SARL (Luxembourg) 8.38%, 08/15/15 (e)	15
		61
	Chemicals - 1.1%
10	Albemarle Corp. 5.10%, 02/01/15 (m)	10
40	Chemtura Corp. 9.88%, 08/01/12 (m)	46
5	Dow Chemical Co. (The) 7.38%, 11/01/29 (m)	6
20	Huntsman International LLC 7.38%, 01/01/15 (e)	20
25	Huntsman LLC 11.50%, 07/15/12	29
15	ICI Wilmington, Inc. 5.63%, 12/01/13	16
10	Lyondell Chemical Co. 9.63%, 05/01/07	11
40	Nalco Co. 7.75%, 11/15/11	42
	PolyOne Corp.
10	8.88%, 05/01/12	10
25	10.63%, 05/15/10	27
	Terra Capital, Inc.
5	11.50%, 06/01/10	6
20	12.88%, 10/15/08	23
		246
	Commercial Banks - 1.6%
20	ANZ Capital Trust 5.36%, 12/31/49 (e) (m)	21
10	Cadets Trust 4.80%, 07/15/13 (e) (m)	10
10	FleetBoston Financial Corp. 7.25%, 09/15/05 (m)	10
5	ForeningsSparbanken AB (Sweden) VAR, 9.00%, 12/31/49 (e)	6
15	HBOS Treasury Services plc (United Kingdom) 3.60%, 08/15/07 (e)	15
	HSBC Capital Funding LP/Jersey Channel Islands (Jersey)
130	VAR, 4.61%, 12/31/49 (e)	127
30	VAR, 9.55%, 12/31/49 (e)	36

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 55

JPMorgan Global Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Commercial Banks - Continued
$15	Industrial Bank of Korea (South Korea) VAR, 4.00%, 05/19/14 (e)	$14
10	KBC Bank Funding Trust III VAR, 9.86%, 11/29/49 (e)	12
	RBS Capital Trust I
85	VAR, 5.51%, 12/31/49	88
5	VAR, 6.43%, 12/29/49	6
20	SunTrust Bank 2.50%, 11/01/06	19
		364
	Commercial Services & Supplies - 0.8%
70	Allied Waste North America Series B, 7.38%, 04/15/14 (m)	66
10	Cendant Corp. 7.13%, 03/15/15 (m)	11
45	Corrections Corp. of America 6.25%, 03/15/13 (m)	44
30	Iron Mountain, Inc. 8.63%, 04/01/13	32
25	United Rentals North America, Inc. 6.50%, 02/15/12	24
		177
	Consumer Finance - 2.2%
	American General Finance Corp.
25	3.00%, 11/15/06 (m)	24
5	4.50%, 11/15/07 (m)	5
	Ford Motor Credit Co.
65	FRN, 5.17%, 01/15/10	61
25	7.00%, 10/01/13	24
240	7.38%, 10/28/09 (m)	239
70	7.88%, 06/15/10	70
35	General Motors Acceptance Corp. 6.88%, 08/28/12	33
35	SLM Corp. 5.63%, 04/10/07	36
		492
	Containers & Packaging - 0.6%
20	AEP Industries, Inc. 7.88%, 03/15/13 (e) (m)	20
30	Graphic Packaging International Corp. 9.50%, 08/15/13	31
15	Group 1 Automotive, Inc. 8.25%, 08/15/13	15

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Containers & Packaging - Continued
$20	Jefferson Smurfit Corp. US 7.50%, 06/01/13	$19
55	Owens-Brockway Glass Container, Inc. 8.25%, 05/15/13	59
		144
	Diversified Financial Services - 4.5%
20	ACCO Brands Corp. 7.63%, 08/15/15 (e) (m)	20
250	Aries Vermoegensverwaltungs GmbH (Germany) 9.60%, 10/25/14	328
30	CanWest Media, Inc. (Canada) 8.00%, 09/15/12	31
30	Consolidated Communications Illinois/Texas Holdings, Inc. 9.75%, 04/01/12 (m)	32
460	Core Investment Grade Bond Trust I 4.66%, 11/30/07 (m)	462
5	Prudential Holdings LLC 8.70%, 12/18/23 (e)	7
55	UGS Corp. 10.00%, 06/01/12 (e)	62
55	Visant Corp. 7.63%, 10/01/12	56
		998
	Diversified Telecommunication Services - 3.2%
20	BellSouth Corp. 6.00%, 11/15/34 (m)	21
20	Cincinnati Bell, Inc. 8.38%, 01/15/14 (m)	20
40	Citizens Communications Co. 6.25%, 01/15/13 (m)	39
	Deutsche Telekom International Finance BV (Netherlands)
30	5.25%, 07/22/13 (m)	31
5	8.75%, 06/15/30 (m)	7
	France Telecom S.A. (France)
15	8.00%, 03/01/11	17
10	8.75%, 03/01/31	14
15	MCI, Inc. 8.74%, 05/01/14	17
	Qwest Communications International, Inc.
10	7.50%, 02/15/14	9
30	FRN, 7.29%, 02/15/09	30

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 56

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Diversified Telecommunication Services - Continued
$50	Qwest Corp. 8.88%, 03/15/12	$55
75	Royal KPN NV (Netherlands) 8.00%, 10/01/10	87
	SBC Communications, Inc.
10	5.10%, 09/15/14	10
20	5.63%, 06/15/16	21
	Sprint Capital Corp.
110	6.90%, 05/01/19	127
5	8.75%, 03/15/32	7
180	Verizon Global Funding Corp. 7.38%, 09/01/12	208
		720
	Electric Utilities - 1.1%
10	Alabama Power Co. Series Y, 2.80% 12/01/06 (m)	10
5	Aquila, Inc. 9.95%, 02/01/11	6
20	CMS Energy Corp. 7.75%, 08/01/10 (m)	22
50	Dominion Resources, Inc. 6.30%, 03/15/33 (m)	54
5	DTE Energy Co. 6.38%, 04/15/33 (m)	5
15	FPL Group Capital, Inc. 7.63%, 09/15/06 (m)	16
10	Pacificorp 4.30%, 09/15/08	10
	Progress Energy, Inc.
25	6.85%, 04/15/12	28
5	7.00%, 10/30/31	6
	Sierra Pacific Resources
25	6.75%, 08/15/17 (e)	28
15	8.63%, 03/15/14	15
50	Tenaska Alabama Partners LP 7.00%, 06/30/21 (e)	52
		252
	Electronic Equipment & Instruments - 0.3%
40	Celestica, Inc. (Canada) 7.88%, 07/01/11 (m)	41
25	Flextronics International Ltd. (Singapore) 6.50%, 05/15/13 (m)	25
		66

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Energy Equipment & Services - 0.1%
$15	Hanover Compressor Co. 9.00%, 06/01/14	$17
5	Transocean, Inc. (Cayman Islands) 7.50%, 04/15/31	7
		24
	Food & Staples Retailing - 0.1%
20	Safeway, Inc. 4.13%, 11/01/08	20
	Food Products - 0.0% (g)
10	Del Monte Corp. 6.75%, 02/15/15 (e) (m)	10
	Gas Utilities - 0.3%
55	Amerigas Partners LP 7.25%, 05/20/15 (e) (m)	58
	Health Care Equipment & Supplies - 0.1%
25	Fresenius Medical Care Capital Trust II 7.88%, 02/01/08	26
	Health Care Providers & Services - 1.5%
15	Alderwoods Group, Inc. 7.75%, 09/15/12 (m)	16
25	Extendicare Health Services, Inc. 6.88%, 05/01/14 (m)	25
60	HCA, Inc. 6.75%, 07/15/13	63
700	Mariner Health Group, Inc. 9.50%, 04/01/06 (d) (f) (m)	-	(h)
45	Select Medical Corp. 7.63%, 02/01/15	44
	Service Corp. International
35	6.75%, 04/01/16	35
40	7.00%, 06/15/17 (e)	41
35	Stewart Enterprises, Inc. 6.25%, 02/15/13 (e)	34
65	Tenet Healthcare Corp. 9.25%, 02/01/15 (e)	67
15	Triad Hospitals, Inc. 7.00%, 11/15/13	15
		340

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 57

JPMorgan Global Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Hotels, Restaurants & Leisure - 0.9%
$25	Argosy Gaming Co. 7.00%, 01/15/14 (m)	$27
40	ITT Corp. 7.38%, 11/15/15	44
70	MGM Mirage 6.75%, 09/01/12	72
50	Vail Resorts, Inc. 6.75% 02/15/14	51
		194
	Household Durables - 0.8%
25	ALH Finance LLC/ALH Finance Corp. 8.50%, 01/15/13 (m)	24
20	Ames True Temper FRN, 7.60% 01/15/12 (m)	20
	Beazer Homes USA, Inc.
10	6.50%, 11/15/13 (m)	10
35	6.88%, 07/15/15 (m)	34
35	DR Horton, Inc. 5.25%, 02/15/15 (m)	34
20	Meritage Home Corp. 6.25%, 03/15/15	19
35	Sealy Mattress Co. 8.25%, 06/15/14	37
		178
	Household Products - 0.5%
45	Gregg Appliances, Inc. 9.00%, 02/01/13 (e)	44
20	Playtex Products, Inc. 8.00% 03/01/11	21
45	Spectrum Brands, Inc. 7.38%, 02/01/15	43
		108
	Insurance - 1.4%
10	Arch Capital Group Ltd. (Bermuda) 7.35%, 05/01/34 (m)	11
20	Aspen Insurance Holdings Ltd. (Bermuda) 6.00%, 08/15/14 (m)	21
210	ING Capital Funding Trust III VAR, 8.44% 12/31/49	246
20	Monumental Global Funding II 3.90%, 06/15/09 (e)	20
5	Odyssey Re Holdings Corp. 7.65%, 11/01/13	5
		303

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	IT Services - 0.1%
$20	Sungard Data Systems, Inc. 9.13%, 08/15/13 (e)	$21
	Machinery - 0.2%
50	Terex Corp. 7.38%, 01/15/14	52
	Media - 2.8%
30	Cablevision Systems Corp. 8.00%, 04/15/12 (m)	30
65	Charter Communications Operating LLC/Charter Communications Operating Capital 8.00%, 04/30/12 (e) (m)	66
10	CSC Holdings, Inc. 7.63%, 07/15/18	10
85	Dex Media, Inc. SUB, 0.00%, 11/15/13 (m)	69
65	DirecTV Holdings LLC 6.38%, 03/06/30 (e) (m)	65
	Echostar DBS Corp.
45	6.38%, 10/01/11 (m)	45
15	6.63%, 10/01/14 (m)	15
15	Houghton Mifflin Co. 9.88%, 02/01/13	16
25	Lodgenet Entertainment Corp. 9.50%, 06/15/13	27
5	News America, Inc. 6.20%, 12/15/34	5
30	RH Donnelley Finance Corp. I 10.88%, 12/15/12 (e)	35
20	Sinclair Broadcast Group, Inc. 8.00%, 03/15/12	21
30	Sun Media Corp. (Canada) 7.63%, 02/15/13	32
10	TCI Communications, Inc. 7.88%, 02/15/26	12
10	Time Warner Entertainment Co. LP 8.38%, 03/15/23	13
65	Time Warner, Inc. 7.63%, 04/15/31 (m)	79
25	Vertis, Inc. 9.75%, 04/01/09	26
25	Videotron Ltee (Canada) 6.88%, 01/15/14	26
40	Warner Music Group 7.38%, 04/15/14	41
		633

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 58

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Metals & Mining - 0.1%
$25	Novelis, Inc. (Canada) 7.25%, 02/15/15 (e)	$25
	Multi-Utilities - 0.4%
25	AES Corp. (The) 7.75%, 03/01/14 (m)	27
15	Dominion Resources, Inc. Series A, 8.13%, 06/15/10 (m)	17
20	Dynegy Holdings, Inc. 10.13%, 07/15/13 (e) (m)	22
10	PSEG Power LLC 8.63%, 04/15/31	14
		80
	Multiline Retail - 0.1%
30	JC Penney Co., Inc. 6.88%, 10/15/15	33
	Office Electronics - 0.1%
20	Xerox Corp. 7.63%, 06/15/13	21
	Oil, Gas & Consumable Fuels - 1.4%
5	Alberta Energy Co., Ltd. (Canada) 7.38%, 11/01/31 (m)	6
15	BP Capital Markets plc (United Kingdom) 2.75%, 12/29/06 (m)	15
50	Chesapeake Energy Corp. 6.63%, 01/15/16 (m)	51
20	Denbury Resources, Inc. 7.50%, 04/01/13 (m)	21
	Kinder Morgan Energy Partners LP
5	5.13%, 11/15/14	5
5	7.30%, 08/15/33	6
10	7.40%, 03/15/31	12
5	7.75%, 03/15/32	6
35	Newfield Exploration Co. 6.63%, 09/01/14	37
45	Pogo Producing Co. 6.63%, 03/15/15 (e)	46
15	Premcor Refining Group, Inc. (The) 7.50%, 06/15/15	16
25	Valero Energy Corp. 7.50%, 04/15/32	31
55	Whiting Petroleum Corp. 7.25%, 05/01/13	55
		307

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Paper & Forest Products - 0.7%
$25	Ainsworth Lumber Co., Ltd. (Canada) 7.25%, 10/01/12 (m)	$23
20	Domtar, Inc. 7.13%, 08/15/15 (m)	20
75	Georgia-Pacific Corp. 9.50%, 12/01/11	89
5	International Paper Co. 5.85%, 10/30/12	5
15	Millar Western Forest Products Ltd. (Canada) 7.75%, 11/15/13	14
		151
	Personal Products - 0.0% (g)
311	Drypers Corp. Series B, 10.25%, 06/15/07 (d) (f) (m)	3
	Pharmaceuticals - 0.0% (g)
5	Mylan Laboratories, Inc. 6.38%, 08/15/15 (e)	5
	Real Estate - 0.2%
50	Host Marriott LP 6.38%, 03/15/15	50
	Road & Rail - 0.1%
	Norfolk Southern Corp.
2	5.59%, 05/17/25	2
4	5.64%, 05/17/29	4
3	7.25%, 02/15/31	4
1	7.80%, 05/15/27	1
		11
	Semiconductors & Semiconductor Equipment - 0.2%
25	Advanced Micro Devices, Inc. 7.75%, 11/01/12 (m)	25
25	Freescale Semiconductor, Inc. 7.13%, 07/15/14	27
		52
	Textiles, Apparel & Luxury Goods - 0.2%
35	Russell Corp. 9.25%, 05/01/10	37

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 59

JPMorgan Global Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
		Wireless Telecommunication Services - 1.1%
	$20	Intelsat Bermuda Ltd. (Bermuda) FRN, 8.70%, 01/15/12 (e)	$20
		New Cingular Wireless Services, Inc.
	10	7.88%, 03/01/11 (m)	12
	75	8.13%, 05/01/12 (m)	89
	10	8.75%, 03/01/31 (m)	14
	15	PanAmSat Corp. 9.00%, 08/15/14	16
	25	PanAmSat Holding Corp. SUB, 10.38%, 11/01/14	17
	45	Rogers Wireless, Inc. (Canada) 6.38%, 03/01/14	46
	35	Rural Cellular Corp. 8.25%, 03/15/12	37
			251
		Total Corporate Bonds	6,681
		(Cost $7,390)
		Foreign Government Securities - 28.4%
		Argentina - 1.6%
		Government of Argentina
	90	FRN, 4.00%, 08/03/12	70
	304	8.28%, 12/31/33	290
			360
		Belgium - 0.2%
EUR	25	Kingdom of Belgium 4.25%, 09/28/13 (l)	34
		Brazil - 1.0%
		Federal Republic of Brazil
	$33	FRN, 4.31%, 04/15/12	32
	20	8.88%, 10/14/19	21
	45	11.00%, 08/17/40	54
	55	12.25%, 03/06/30	73
	35	12.75%, 01/15/20	47
			227
		Canada - 1.7%
		Government of Canada
CAD	35	5.50%, 06/01/10 (l)	32
CAD	15	8.00%, 06/01/27 (l)	20
	$150	Province of Ontario 6.00%, 02/21/06	151

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
		Canada - Continued
		Province of Quebec
	$100	6.13%, 01/22/11	$109
	50	7.50%, 09/15/29	69
			381
		Colombia - 0.7%
		Government of Columbia
	50	8.25%, 12/22/14	54
	77	9.75%, 04/09/11 (m)	88
	15	10.75%, 01/15/13	18
			160
		Dominican Republic - 1.3%
		Dominican Republic
	215	9.04%, 01/23/18 (e)	233
	56	9.50%, 09/27/11	61
			294
		El Salvador - 0.7%
		Government of El Salvador
	20	7.63%, 09/21/34 (e)	22
	115	8.25%, 04/10/32 (e) (m)	125
			147
		France - 4.6%
		Government of France
EUR	560	4.00%, 04/25/09 (l)	729
EUR	20	4.00%, 04/25/13 (l)	26
EUR	120	4.00%, 04/25/14 (l)	159
EUR	40	5.00%, 10/25/16 (l)	58
EUR	30	5.75%, 10/25/32 (l)	51
			1,023
		Germany - 3.2%
		Bundesrepublik Deutschland
EUR	220	4.75%, 07/04/34 (l)	328
EUR	215	5.25%, 01/04/11 (l)	299
EUR	50	6.25%, 01/04/24 (l)	85
			712

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 60

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Italy - 0.7%
$150	Government of Italy 3.63%, 09/14/07	$149
	Malaysia - 0.5%
100	Government of Malaysia 7.50%, 07/15/11	115
	Mexico - 0.8%
140	United Mexican States 8.30%, 08/15/31	177
	Panama - 1.0%
	Government of Panama
115	7.25%, 03/15/15	125
90	8.88%, 09/30/27	109
		234
	Peru - 1.5%
	Government of Peru
201	VAR, 5.00%, 03/07/17	194
71	8.38%, 05/03/16	82
57	8.75%, 11/21/33	67
		343
	Philippines - 0.6%
125	Government of Philippines 10.63%, 03/16/25	142
	Russia - 1.5%
	Russian Federation
100	8.25%, 03/31/10	109
115	12.75%, 06/24/28	215
		324
	South Africa - 0.6%
95	Government of South Africa 8.50%, 06/23/17	122
	Trinidad & Tobago - 0.1%
20	Government of Trinidad & Tobago 9.75%, 07/01/20	28

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
		Turkey - 0.5%
		Government of Turkey
	$65	7.38%, 02/05/25	$63
	40	11.88%, 01/15/30	57
			120
		Ukraine - 1.8%
		Government of Ukraine
	150	6.88%, 03/04/11 (e)	159
	230	7.65%, 06/11/13	253
			412
		United Kingdom - 1.2%
		U.K. Treasury Gilt
GBP	15	4.75%, 09/07/15 (l)	28
GBP	70	5.00%, 03/07/08 (l)	129
GBP	20	5.75%, 12/07/09 (l)	38
GBP	20	6.00%, 12/07/28 (l)	46
GBP	10	8.00%, 09/27/13 (l)	22
			263
		Venezuela - 2.6%
		Government of Venezuela
	$65	7.00%, 02/01/18	60
	105	9.25%, 09/15/27	114
	263	10.75%, 09/19/13	313
	60	13.63%, 08/15/18	83
			570
		Total Foreign Government Securities	6,337
		(Cost $5,944)
		Private Placements - 11.1%
	428	86-06/86-42 155th St., Secured by First Mortgage and Agreement on Co-op Apartment Building in New York City, New York, 7.00%, 01/01/14 (e) (f) (i)	462
	1,271	270 5th Ave., Secured by First Mortgage and Agreement on Co-op Apartment Building in Brooklyn, New York, 6.93%, 08/01/18 (e) (f) (i)	1,416

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 61

JPMorgan Global Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Private Placements - Continued
$503	3512 Oxford Ave., Secured by First Mortgage and Agreement on Co-op Apartment in Riverdale, New York, 8.45%, 06/01/17 (e) (f) (i)	$589
	Total Private Placements	2,467
	Cost ($2,202)
	U.S. Government Agency Mortgages - 11.6%
69	Federal Home Loan Mortgage Corp. Gold Pool 6.00%, 05/01/17 - 01/01/35 (m)	70
	Federal National Mortgage Association Pool
905	5.50%, 06/01/34-12/01/34 (m)	914
871	6.00%, 03/01/33-01/01/35 (m)	892
462	6.50%, 01/01/35-02/01/35 (m)	477
218	7.00%, 01/01/35-02/01/35 (m)	228
	Total U.S. Government Agency Mortgages (Cost $2,606)	2,581
	U.S. Government Agency Security - 6.8%
1,500	Federal Home Loan Mortgage Corp. Gold Pool TBA, 5.50%, 09/15/35 (Cost $1,506)	1,515
	U.S. Treasury Obligations - 5.1% (m)
	U.S. Treasury Notes
110	1.88%, 11/30/05 (k)	110
30	2.50%, 09/30/06	30
110	3.13%, 01/31/07	109
90	3.50%, 02/15/10	89
30	3.63%, 01/15/10	30
10	3.63%, 06/15/10	10
40	3.75%, 03/31/07	40
15	3.75%, 05/15/08	15
5	3.88%, 05/15/10	5
130	4.00%, 03/15/10	131
10	4.00%, 04/15/10	10
25	4.00%, 02/15/15	25
80	4.13%, 05/15/15	80
178	4.25%, 11/15/14	181

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
		U.S. Treasury Obligations - Continued
$60		5.38%, 02/15/31	$70
125		5.50%, 08/15/28 (k)	146
50		6.63%, 05/15/07	52
		Total U.S. Treasury Obligations	1,133
		(Cost $1,103)
SHARES
Warrants - 0.0% (g)
-	(h)	Startec Global Communications, expires 05/15/08 (a) (m) (Cost $0 (h))	-	(h)
		Total Long-Term Investments	21,704
		(Cost $21,921)
Short-Term Investments - 8.8%
		Investment Company - 8.8%
1,966		JPMorgan Prime Money Market Fund (b) (m) (Cost $1,966)	1,966
PRINCIPAL AMOUNT
		U.S. Treasury Securities - 0.1%
$26		U.S. Treasury Bills 3.11%, 09/29/05 (k) (n) (Cost $26)	26
		Total Short-Term Investments (Cost $1,992)	1,992
		Total Investments - 106.2%	$23,696
		(Cost $23,913)
		Liabilities in Excess of Other Assets - (6.2)%	(1,394)
		NET ASSETS - 100.0%	$22,302

    Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 62

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 8/31/05	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	EURO SCHATZ	September, 2005	$213	- (h)
9	U.S. Treasury Bonds	December, 2005	1,062	11
11	2 Year U.S. Treasury Notes	December, 2005	2,278	9
4	5 Year U.S. Treasury Notes	December, 2005	434	4
	Short Futures Outstanding
(5)	EURO-BUND	September, 2005	(620)	(8)
(2)	U.S. Treasury Bonds	December, 2005	(236)	(3)
(4)	5 Year U.S. Treasury Notes	December, 2005	(433)	(3)
(20)	10 Year U.S. Treasury Notes	December, 2005	(2,241)	(26)
				$(16)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 8/31/05 (USD)	NET UNREALIZED APPRECIATION (USD)
10	EUR	9/26/05	$12	$12	- (h)
CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 8/31/05 (USD)	NET UNREALIZED DEPRECIATION (USD)
60	CAD	9/26/05	$49	$50	$(1)
1,469	EUR	9/26/05	1,792	1,814	(22)
147	GBP	9/26/05	256	265	(9)
			$2,097	$2,129	$(32)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 63

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 114.2%
	Preferred Stocks - 1.4%
	Capital Markets - 1.1%
7	Pinto Totta International Finance VAR, 7.77% (e)	$6,983
	Commercial Banks - 0.1%
400	Royal Bank of Scotland Group plc ADR (United Kingdom) Series 1, 9.12%, 12/31/49	472
	Consumer Finance - 0.2%
13	SLM Corp. Series B, VAR, 4.07% (m)	1,259
	Total Preferred Stocks (Cost $9,300)	8,714
PRINCIPAL AMOUNT
	Asset Backed Securities - 11.3%
$2,858	American Express Credit Account Master Trust Series 2004-C, Class C, FRN, 4.07%, 02/15/12 (e) (m)	2,866
	AmeriCredit Automobile Receivables Trust
2,800	Series 2004-BM, Class A4, 2.67%, 03/07/11 (m)	2,722
4,900	Series 2005-CF, Class A3, 4.47%, 05/06/10 (m)	4,901
550	Capital One Auto Finance Trust Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	543
	Capital One Multi-Asset Execution Trust
4,400	Series 2004-B5, Class B5, 3.70%, 05/17/10 (m)	4,354
1,300	Series 2005-A2, Class A2, 4.05%, 02/15/11 (m)	1,296
3,650	Carmax Auto Owner Trust Series 2003-2, Class A4, 3.07%, 10/15/10 (m)	3,590
	CARSS Finance LP (Cayman Islands)
361	Series 2004-A, Class B1, FRN, 3.85%, 01/15/11 (e) (m)	361
843	Series 2004-A, Class B2, FRN, 4.52%, 01/15/11 (e) (m)	844
	Citibank Credit Card Issuance Trust
4,375	Series 2001-C3, Class C3, 6.65%, 05/15/08 (m)	4,449

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Asset Backed Securities - Continued
$4,000	Series 2002-B1, Class B1, FRN, 3.80%, 06/25/09 (m)	$4,013
5,050	Series 2003-C2, Class C2, FRN, 4.43%, 03/20/08 (m)	5,070
	Countrywide Asset-Backed Certificates
2,566	Series 2003-5, Class AF3, 3.61%, 04/25/30 (m)	2,555
2,200	Series 2005-4, Class AF3, VAR, 4.46%, 10/25/35 (m)	2,193
1,650	Daimler Chrysler Auto Trust Series 2005-B, Class A4, 4.20%, 07/08/10 (m)	1,649
777	EQCC Home Equity Loan Trust Series 2002-1, Class 2A, FRN, 3.94%, 11/25/31 (m)	779
1,700	Household Automotive Trust Series 2003-2, Class A4, 3.02%, 12/17/10	1,671
4,000	Long Beach Mortgage Loan Trust Series 2004-3, Class M1, FRN, 4.21%, 07/25/34	4,034
3,900	New Century Home Equity Loan Trust Series 2005-A, Class A2, SUB, 4.46%, 08/25/35	3,890
1,900	Providian Gateway Master Trust Series 2004-DA, Class D, 4.40%, 09/15/11 (e)	1,880
4,100	SLM Student Loan Trust Series 2003-11, Class A5, 2.99%, 12/15/22 (e)	4,037
	WFS Financial Owner Trust
6,400	Series 2003-3, Class A4, 3.25%, 05/20/11	6,327
4,392	Series 2002-2, Class A4, SUB, 4.50%, 02/20/10	4,400
3,500	World Omni Auto Receivables Trust Series 2003-B, Class A4, 2.87%, 11/15/10	3,434
	Total Asset Backed Securities (Cost $72,401)	71,858

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 64

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Collateralized Mortgage Obligations - 27.4%
	Agency CMO - 10.2%
	Federal Home Loan Mortgage Corp.
$2,829	Series 1565, Class P, 6.00%, 08/15/08 (m)	$2,875
8,364	Series 2564, Class LS, IO, FRN, 4.08%, 01/15/17 (m)	638
11,325	Series 2632, Class IA, IO, 5.00%, 06/15/22 (m)	631
4,056	Series 2643, Class PI, IO, 5.00%, 03/15/28 (m)	503
10,286	Series 2750, Class IQ, IO, 5.00%, 10/15/21 (m)	781
9,407	Series 2780, Class IE, IO, 4.50%, 05/15/11 (m)	372
17,708	Series 2791, Class SI, IF, IO, 3.58%, 12/15/31 (m)	1,280
17,896	Series 2814, Class S, IF, FRN, IO, 3.53%, 10/15/30 (m)	985
11,250	Series 2852, IO, 5.00%, 11/15/25 (m)	1,404
6,718	Series 2894, Class S, IO, FRN, 3.63%, 03/15/31 (m)	542
6,500	Series 2929, Class PB, 5.00%, 09/15/24 (m)	6,576
3,950	Series 2931, Class GA, 5.00%, 11/15/28 (m)	4,001
7,920	Series 2939, Class HP, 5.00%, 04/15/28 (m)	8,010
9,080	Series 2975, Class HA, 5.50%, 07/15/23 (m)	9,263
9,800	Series 2980, Series LI, IO, 5.50%, 04/15/25 (m)	1,121
	Federal Home Loan Mortgage Corp. STRIPS
1,865	Series 227, IO, 5.00%, 12/01/34 (m)	399
11,803	Series 232, IO, 5.00%, 08/01/35 (m)	2,530
	Federal National Mortgage Association
14,159	Series 2004-61, Class TS, IF, IO, 3.46%, 10/25/31 (m)	788

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Agency CMO - Continued
$3,854	Series 2005-41, Class WA, 5.50%, 10/25/23 (m)	$3,928
5,625	Series 2005-55, Class LC, 5.50%, 03/25/24 (m)	5,734
39,797	Federal National Mortgage Association Interest STRIPS Series 357, Class 2, IO, 5.00%, 02/01/35 (m)	8,569
	Government National Mortgage Association
41,634	Series 2003-85, Class CS, IF, IO, 3.59%, 02/20/24	2,309
13,001	Series 2004-44, Class PK, IO, 5.50%, 10/20/27	1,127
		64,366
	Non-Agency CMO - 17.2%
1,398	ABN Amro Mortgage Corp. Series 2002-10, Class 1A1, 4.00%, 01/25/33 (m)	1,393
1,250	Banc of America Commercial Mortgage, Inc. Series 2004-5, Class A2, 4.18%, 11/10/41 (m)	1,237
2,873	Bank of America Alternative Loan Trust Series 2003-7, Class 1A1, 5.50%, 09/25/33 (m)	2,905
10,136	CalSTRS Trust Series 2002-C6, Class A2, 3.99%, 11/20/12 (e) (m)	10,073
1,973	Calwest Industrial Trust Series 2003-CALA, Class A, FRN, 3.84%, 06/15/15 (e) (m)	1,974
3,600	Citigroup Mortgage Loan Trust, Inc. Series 2005-WF2, Class AF4, SUB, 1.00%, 08/25/35	3,600
2,594	CR Series 2000-ZC2, Class A4A, 6.70%, 08/10/14 (e) (i) (m)	2,747
3,700	CS First Boston Mortgage Securities Corp. Series 2004-C3, Class A3, 4.30%, 07/15/36 (m)	3,678
2,686	First Union Commercial Mortgage Securities, Inc. Series 1997-C1, Class A3, 7.38%, 04/18/29 (m)	2,768

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 65

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Non-Agency CMO - Continued
$4,100	Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2, VAR, 4.31%, 08/10/42	$4,074
5,550	GS Mortgage Securities Corp. II Series 2004-GG2, Class A3, 4.60%, 08/10/38 (m)	5,584
	LB-UBS Commercial Mortgage Trust
2,950	Series 2003-C1, Class A2, 3.32%, 03/15/27	2,884
7,300	Series 2003-C5, Class A2, 3.48%, 07/15/27	7,156
8,300	Series 2004-C7, Class A2, 3.99%, 10/15/29	8,151
295	Mastr Adjustable Rate Mortgages Trust Series 2003-6, Class 1A1, FRN, 2.31%, 12/25/33	294
6,941	Morgan Stanley Capital I Series 1998-HF2, Class A2, 6.48%, 11/15/30	7,275
7,163	Structured Adjustable Rate Mortgage Loan Trust Series 2004-6, Class 5A1, VAR, 5.01%, 06/25/34	7,138
4,179	Structured Asset Securities Corp. Series 2005-5, Class 2A1, 5.50%, 04/25/35	4,190
7,900	Wachovia Bank Commercial Mortgage Trust Series 2005-C17, Class A2, 4.78%, 03/15/42	7,989
10,230	Washington Mutual, Inc. Series 2004-S3, Class 2A1, 5.50%, 07/25/34	10,287
	Wells Fargo Mortgage Backed Securities Trust
3,540	Series 2003-N, Class 1A4, FRN, 4.62%, 12/25/33	3,541
10,100	Series 2004-S, Class A3, FRN, 3.54%, 09/25/34	10,033
		108,971
	Total Collateralized Mortgage Obligations (Cost $177,711)	173,337

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Corporate Bonds - 41.9% Automobiles - 1.1%
$3,000	DaimlerChrysler NA Holding Corp. 4.13%, 03/07/07 (m)	$2,978
3,950	DaimlerChrysler NA Holding Corp. FRN, 4.43%, 05/24/06 (m)	3,963
		6,941
	Building Products - 0.8%
2,650	Centex Corp. 4.88%, 08/15/08 (m)	2,667
2,301	Saint-Gobain Nederland BV (Netherlands) 5.38%, 06/20/07	2,335
		5,002
	Chemicals - 0.6%
3,500	Huntsman International LLC 9.88%, 03/01/09	3,728
	Commercial Banks - 17.4%
1,764	Abbey National plc (United Kingdom) VAR 7.35%, 12/31/49 (m)	1,820
2,500	Bacob Bank SC (Belgium) VAR, 7.25%, 12/31/49 (e) (m)	2,629
2,800	BBVA Bancomer Capital Trust I (Mexico) 10.50%, 02/16/11 (e) (m)	2,874
2,650	BBVA Bancomer S.A. (Cayman Islands) VAR, 5.38%, 07/22/15 (e) (m)	2,710
3,600	BNP US Funding LLC VAR, 7.74%, 12/31/49 (e) (m)	3,841
1,200	Chohung Bank (South Korea) VAR, 4.63%, 11/03/14 (e) (m)	1,179
11,450	Deutsche Bank AG (Germany) FRN 4.02%, 05/15/07 (m)	11,449
1,300	Deutsche Bank Capital Funding Trust I (Germany) VAR, 7.87%, 12/31/49 (e) (m)	1,445
3,500	ForeningsSparbanken AB (Sweden) VAR, 7.50%, 12/31/49 (e)	3,618

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 66

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Commercial Banks - Continued
$2,000	HSBC Capital Funding LP/Jersey Channel Islands (Jersey) VAR, 9.55%, 12/31/49 (e)	$2,408
4,050	Industrial Bank of Korea (South Korea) VAR, 4.00%, 05/19/14 (e)	3,915
2,000	KBC Bank Funding Trust III VAR, 9.86%, 11/29/49 (e)	2,384
	Koram Bank (South Korea)
3,350	VAR 4.68%, 06/18/13	3,304
2,800	6.95%, 12/06/11	2,874
5,000	Korea First Bank (South Korea) VAR, 6.25%, 10/02/13	5,187
2,000	Mizuho Preferred Capital Co. LLC VAR, 8.79%, 12/31/49 (e)	2,201
5,905	Natexis Ambs Co. LLC VAR, 8.44%, 12/31/49 (e)	6,500
1,700	Nordea Bank Finland plc VAR, 7.50%, 12/31/49 (e)	1,769
1,150	Popular North America, Inc. 6.13%, 10/15/06	1,167
6,795	Royal Bank of Scotland Group plc (United Kingdom) Series 3, 7.82%, 12/31/49	6,873
11,000	Sigma Finance Corp. 3.71%, 09/15/06 (e) (i) (m)	11,000
5,150	Skandinaviska Enskilda Banken AB (Sweden) VAR, 8.12%, 09/06/49 (e)	5,339
2,600	Sovereign Bank VAR 4.38%, 08/01/13	2,583
2,950	Svenska Handelsbanken (Sweden) VAR, 7.12%, 12/31/49 (e)	3,060
7,800	UBS AG FRN, 4.15%, 07/20/06	7,792
2,000	Unicredito Italiano Capital Trust II VAR, 9.20%, 12/31/49 (e)	2,391
	Woori Bank (South Korea)
2,150	4.50%, 12/08/09 (e)	2,138
1,430	VAR, 5.75%, 03/13/14 (e)	1,468
4,650	Zions Bancorp. 2.70%, 05/01/06 (m)	4,607
		110,525

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Consumer Finance - 0.7%
$2,250	Ford Motor Credit Co. 4.95%, 01/15/08 (m)	$2,164
900	General Motors Acceptance Corp. 6.75%, 01/15/06 (m)	905
1,250	MBNA America Bank NA 4.63%, 08/03/09	1,262
		4,331
	Containers & Packaging - 0.6%
3,500	Smurfit-Stone Container Enterprises, Inc. 9.75%, 02/01/11	3,653
	Diversified Financial Services - 4.2%
	Counts Trust
3,450	Series 2002-10, FRN, 4.57%, 08/15/07 (e) (i) (m)	3,476
3,450	Series 2002-11, FRN, 4.62%, 08/15/07 (e) (i) (m)	3,476
	International Lease Finance Corp.
1,400	3.13%, 05/03/07	1,372
2,100	4.35%, 09/15/08	2,090
1,650	Mantis Reef Ltd. (Australia) 4.69%, 11/14/08 (e)	1,642
	Racers
6,100	Series 2005-16, Class C, FRN, 3.50%, 09/20/07 (e) (i)	6,075
3,300	Series 2005-7, Class C, FRN, 3.52%, 05/09/06 (e) (i) (m)	3,294
1,700	Tokai Preferred Capital Co. LLC FRN, 9.98%, 12/31/49 (e)	1,855
3,100	Twin Reefs Pass-Through Trust FRN, 4.57%, 12/31/49 (e)	3,093
		26,373
	Diversified Telecommunication Services - 2.2%
3,300	Alltel Corp. 4.66%, 05/17/07 (m)	3,320
3,700	British Telecommunications plc (United Kingdom) 7.75%, 12/15/05 (m)	3,738
3,050	France Telecom S.A. (France) 7.45%, 03/01/06 (m)	3,096

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 67

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Diversified Telecommunication Services - Continued
$600	New York Telephone Co. 6.00%, 04/15/08	$620
2,000	Sprint Capital Corp. SUB, 4.78%, 08/17/06 (m)	2,010
1,450	Telecom Italia Capital S.A. (Luxembourg) 4.00%, 01/15/10 (e)	1,412
		14,196
	Electric Utilities - 1.3%
1,600	CC Funding Trust I 6.90%, 02/16/07 (m)	1,655
1,450	Dominion Resources, Inc. Series G, SUB, 3.66%, 11/15/06 (m)	1,440
1,500	Pacificorp 5.65%, 11/01/06	1,524
3,300	PSEG Funding Trust I 5.38%, 11/16/07	3,352
		7,971
	Gas Utilities - 0.5%
1,790	Texas Municipal Gas Corp. 2.60%, 07/01/07 (e)	1,764
1,500	Kinder Morgan Energy Partners LP 6.30%, 02/01/09	1,574
		3,338
	Health Care Equipment & Supplies - 0.2%
950	Hospira, Inc. 4.95%, 06/15/09	964
	Hotels, Restaurants & Leisure - 1.4%
2,650	Caesars Entertainment, Inc. 7.88%, 12/15/05	2,667
3,500	Host Marriott LP 9.25%, 10/01/07	3,745
2,650	Starwood Hotels & Resorts Worldwide, Inc. 7.38%, 05/01/07	2,746
		9,158
	Insurance - 4.2%
5,350	ASIF Global Financing FRN, 3.65%, 03/14/08 (e) (m)	5,363
8,200	Links Finance LLC FRN, 3.75%, 09/15/08 (e) (i)	8,199

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Insurance - Continued
$750	Nippon Life Insurance (Japan) 4.88%, 08/09/10	$753
3,650	Oil Insurance Ltd. (Bermuda) VAR, 3.73%, 04/08/09 (e) (i) (m)	3,651
3,100	Platinum Underwriters Holdings Ltd. (Bermuda) 6.37%, 11/16/07 (e)	3,149
1,300	St. Paul Travelers Cos, Inc. (The) 5.01%, 08/16/07	1,312
4,150	Two-Rock Pass Through Trust (Bermuda) FRN, 4.72%, 12/31/49 (e)	4,120
		26,547
	Internet & Catalog Retail - 0.6%
3,500	RH Donnelley, Inc. 8.88%, 12/15/10	3,784
	Media - 1.0%
2,600	Comcast Cable Communications, Inc. 6.20%, 11/15/08 (m)	2,731
850	Dex Media East LLC/Dex Media East Finance Co. 12.13%, 11/15/12 (m)	1,005
2,650	Echostar DBS Corp. 9.13%, 01/15/09 (m)	2,799
		6,535
	Multi-Utilities - 0.2%
1,400	Duke Capital LLC 4.33%, 11/16/06 (m)	1,397
	Oil, Gas & Consumable Fuels - 1.0%
1,800	Pemex Project Funding Master Trust FRN, 4.71%, 06/15/10 (e)	1,867
4,000	Salomon Brothers AG for OAO Gazprom (Germany) 9.13%, 04/25/07	4,260
		6,127

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 68

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Long-Term Investments - continued
		Paper & Forest Products - 0.3%
	$2,000	Georgia Pacific Corp. 7.38%, 07/15/08 (m)	$2,110
		Property & Casualty Insurance - 0.7%
	4,700	Chubb Corp. 4.93%, 11/16/07 (m)	4,753
		Real Estate - 1.1%
		iStar Financial, Inc., REIT
	2,000	4.88%, 01/15/09	1,997
	950	5.38%, 04/15/10	962
	3,850	Simon Property Group LP 3.75%, 01/30/09	3,744
			6,703
		Thrifts & Mortgage Finance - 1.8%
	2,150	Countrywide Home Loans, Inc. 2.88%, 02/15/07 (m)	2,108
	6,750	Spintab AB (Sweden) VAR, 7.50%, 12/31/49 (e)	6,947
	2,500	Washington Mutual, Inc. 7.50%, 08/15/06 (m)	2,564
			11,619
		Total Corporate Bonds (Cost $267,804)	265,755
		Foreign Government Securities - 4.2%
EUR	4,050	Bundesrepublik Deutschland (Germany) 4.75%, 07/04/34	6,026
	$4,250	Government of Chile (Chile) FRN 4.07%, 01/28/08 (m)	4,271
	3,543	Government of Columbia (Columbia) 9.75%, 04/09/11 (m)	4,004
EUR	3,950	Government of France (France) 5.75%, 10/25/32	6,677
	$2,250	Government of Ukraine (Ukraine) 7.65%, 06/11/13	2,475

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Foreign Government Securities - Continued
$3,170	National Agricultural Cooperative Federation (South Korea) VAR, 5.75%, 06/18/14	$3,228
	Total Foreign Government Securities (Cost $25,985)	26,681
	Municipal Bonds - 1.6%
	Illinois - 0.4%
2,350	State of Illinois, Taxable, Pension GO, 2.50%, 06/01/08	2,248
	South Carolina - 0.7%
4,700	South Carolina Student Loan Corp. Series A-1, Rev., VAR, GTD Student Loans, 3.50%, 06/01/33	4,700
	Texas - 0.5%
3,150	Texas State Public Financing Authority, Taxable, Unemployment Compensation Series B, Rev., 2.63%, 06/15/06	3,113
	Total Municipal Bonds (Cost $10,196)	10,061
	U.S. Government Agency Mortgages - 26.0%
	Federal National Mortgage Association Pool
26,450	TBA, 5.10%, 09/25/35	26,268
137,140	TBA, 5.50%, 09/25/35	138,511
	Total U.S. Government Agency Mortgages (Cost $163,758)	164,779
	U.S. Treasury Obligations - 0.4%
2,547	U.S. Treasury Notes 1.63%, 01/15/15 (k) (Cost $2,479)	2,544

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 69

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
Options Purchased - 0.0% (g)
	Call Options Purchased - 0.0% (g)
1	Call Option on Federal Fund 30 Day, expiring 09/19/05 @96.25	$4
39,800	Call Option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/05 @100.28, European Style (Cost $202)	270
		274
	Put Options Purchased - 0.0% (g)
31,000	Put Option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/05 @97.58, European Style (Cost $213)	17
	Total Options Purchased (Cost $415)	291
	Total Long-Term Investments (Cost $730,049)	724,020

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investments - 11.8%
	U.S. Treasury Securities - 0.2%
$1,500	U.S. Treasury Bills 3.52%, 12/01/05 (k) (m) (n)	$1,487
SHARES
Investment Company - 11.6%
73,385	JPMorgan Prime Money Market Fund (b) (m)	73,385
	Total Short-Term Investments (Cost $74,872)	74,872
	Total Investments - 126.0% (Cost $804,921)	798,892
	Liabilities in Excess of Other Assets - (26.0)%	(165,004)
	NET ASSETS - 100.0%	$633,888

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 70

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 8/31/05 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
165	Eurodollars	December, 2005	$39,567	$(249)
30	2 Year U.S. Treasury Notes	December, 2005	6,213	27
22	5 Year U.S. Treasury Notes	December, 2005	2,384	- (h)
218	10 Year U.S. Treasury Notes	December, 2005	24,433	196
	Short Futures Outstanding
(181)	EURO-BUND	September, 2005	(27,677)	(278)
(87)	10 U.S. Treasury Notes	December, 2005	(9,751)	(112)
(82)	Eurodollars	December, 2006	(19,639)	85
(83)	Eurodollars	December, 2007	(19,867)	(57)
				$(388)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 8/31/05 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
10,560	EUR	11/18/05	$13,075	$13,075	$-	(b)

Options Written

UNITS	CALL OPTIONS WRITTEN	VALUE
79,600	Call option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/05 @96.56, European Style	$(298)
	PUT OPTIONS WRITTEN
62,000	Put option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/05 @100.71, European Style	$(10)
	Total Options Written	$(308)
	(Premiums received $378)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 71

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

Swap Contracts

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Swap - price lock with Credit Suisse First Boston International on U.S. Treasury Note, 3.38%, 02/15/08, price less 98.39, the Fund receives positive, pays negative.	09/07/05	$11,700	$61
Swap - price lock with Credit Suisse First Boston International on U.S. Treasury Note, 3.38%, 02/28/07, price less 99.07, the Fund receives positive, pays negative.	09/07/05	142,600	399
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 5.50%, 09/05, price less 100.03, the Fund receives negative, pays positive.	09/07/05	25,700	(241)
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 6.50%, 09/05, price less 103.20, the Fund receives positive, pays negative.	09/07/05	10,000	8
Swap - price lock with Deutsche Bank AG, New York on 30 Year FNMA, 6.50%, 09/05, price less 103.18, the Fund receives positive, pays negative.	09/07/05	55,000	43
Swap - price lock with Credit Suisse First Boston International on U.S. Treasury Note, 2.63%, 03/15/09, price less 95.12, the Fund receives negative, pays positive.	09/08/05	91,700	(796)
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 5.50%, TBA, 10/05, price less 100.44, the Fund receives negative, pays positive.	10/06/05	4,000	(15)
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 5.50%, TBA, 04/15/15, price less 101.67, the Fund receives positive, pays negative.	10/06/05	31,000	76
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 4.50%, TBA, 10/05, price less 98.09, the Fund receives negative, pays positive.	10/06/05	13,300	(129)
Swap - price lock with Deutsche Bank AG, New York on 30 Year FNMA, 5.50%, TBA, 10/05, price less 100.41, the Fund receives negative, pays positive.	10/06/05	22,000	(86)
Swap - price lock with Morgan Stanley Capital Services on 30 Year FNMA, 5.50%, TBA, 10/05, price less 100.21, the Fund receives negative, pays positive.	10/06/05	44,000	(218)
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 5.00%, TBA, 10/05, price less 99.58, the Fund receives positive, pays negative.	10/11/05	66,000	639
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 5.50%, TBA, 10/05, price less 101.34, the Fund receives positive, pays negative.	10/11/05	15,000	101
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 5.50%, TBA, 10/05, price less 101.47, the Fund receives negative, pays positive.	10/11/05	33,000	(190)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 72

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 4.50%, TBA, 10/05, price less 97.44, the Fund receives negative, pays positive.	10/11/05	$9,000	$(146)
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 4.50%, TBA, 10/05, price less 97.62, the Fund receives negative, pays positive.	10/11/05	33,000	(476)
Swap - price lock with Citibank, N.A. on U.S. Treasury Note, 4.25%, 08/15/15, price less 99.90, the Fund receives positive, pays negative.	10/19/05	8,205	151
Swap - spread lock with Citibank, N.A. on 4 Year Spread Lock, price less 43.00 BPS, the Fund receives positive, pays negative.	11/01/05	19,000	(11)
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 4.50%, TBA, 11/05, price less 95.73, the Fund receives negative, pays positive.	11/07/05	16,000	(168)
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 5.50%, TBA, 11/05, price less 100.11, the Fund receives positive, pays negative.	11/07/05	28,000	162
Swap - price lock with Credit Suisse First Boston International on U.S. Treasury Note, 3.88%, 07/31/07, price less 99.46, the Fund receives positive, pays negative.	11/09/05	65,000	334
Credit default contract with Citibank, N.A., Fund receives quarterly payment of 1.25 (5 per annum) BPS times notional amount of Cargill, Inc., 4.38%, 06/01/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	12/02/05	4,700	1
Credit default contract with Citibank, N.A., Fund receives quarterly payment of 6.75 (27 per annum) BPS times notional amount of Amerada Hess Corp., 6.65%, 08/15/11. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	12/20/05	2,600	2
Credit default contract with Deutsche Bank AG, New York, Fund receives quarterly payment of 3.50 (14 per annum) BPS times notional amount of Wachovia Corp., 3.63%, 02/17/09. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	12/20/05	10,000	6
Swap - Forward Rate Agreement with Merrill Lynch Capital Services, the Fund receives 4.40% quarterly and pays 3 month LIBOR.	06/21/06	506,000	385
Credit default contract with Deutsche Bank AG, New York, Fund receives quarterly payment of 4.75 (19 per annum) BPS times notional amount of Prudential, 6.38%, 06/23/09. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	09/20/06	7,600	10
Credit default contract with Deutsche Bank AG, New York, Fund receives quarterly payment of 4 (16 per annum) BPS times notional amount of Coca Cola, 5.75%, 03/15/11. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	12/31/06	5,300	9

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 73

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Deutsche Bank AG, New York, Fund pays semi-annual payment of 52.5 (105 per annum) BPS times notional amount of Brazilian Government, 12.25%, 03/06/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/07	$8,200	$(61)
Credit default contract with Deutsche Bank AG, New York, Fund receives quarterly payment of 58.75 (235 per annum) BPS times notional amount of Brazil Government, 12.25%, 03/6/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/07	8,200	211
Credit default contract with Deutsche Bank AG, New York, Fund receives quarterly payment of 12 (48 per annum) BPS times notional amount of Suntrust Capital III, 2.48%, 03/15/28. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/30/07	7,600	14
Swap - Interest Rate with Citibank, N.A. , the Fund receives 4.31% quarterly and pays 3 month LIBOR.	07/30/07	29,600	21
Swap - Interest Rate with Citibank, N.A., the Fund receives 4.49% quarterly and pays 3 month LIBOR.	08/13/07	30,000	115
Swap - Interest Rate with Citibank, N.A., the Fund receives 4.45% quarterly and pays 3 month LIBOR.	08/15/07	15,000	45
Swap - Interest Rate with Citibank, N.A., the Fund receives 4.48% quarterly and pays 3 month LIBOR.	08/15/07	18,500	67
Credit default contract with Citibank, N.A., Fund receives quarterly payment of 3.5 (14 per annum) BPS times notional amount of General Electric Capital Corp., 3.50%, 05/01/08. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	12/20/07	15,000	11
Credit default contract with Deutsche Bank AG, New York, Fund receives quarterly payment of 5 (20 per annum) BPS times notional amount of Berkshire Hathaway, Inc., 9.75%, 01/15/08. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	03/20/10	12,100	11
Credit default contract with Citibank, N.A., Fund pays semi-annual payment of 77.5 (155 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	10,000	(405)
Credit default contract with Citibank, N.A., Fund receives semi-annual payment of 125 (250 per annum) BPS times notional amount of Gazpru, 8.63%, 04/28/34. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	10,000	548

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 74

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Citibank, N.A., Fund receives semi-annual payment of 121.5 (243 per annum) BPS times notional amount of Gazpru, 8.63%, 04/28/34. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	$10,000	$512
Credit default contract with Citibank, N.A., Fund pays semi-annual payment of 76 (152 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	10,000	(389)
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 70 (140 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	7,000	218
Credit default contract with Morgan Stanley Capital Services, Fund pays semi-annual payment of 56 (112 per annum) BPS times notional amount of United Mexican States, 7.50%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	7,000	(145)
Credit default contract with Union Bank of Switzerland AG, London, Fund pays semi-annual payment of 72 (144 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	31,000	(909)
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 71 (142 per annum) BPS times notional amount of Aries, 9.60%, 10/25/14. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	31,000	1,012
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 62.5 (125 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	20,000	432
Credit default contract with Union Bank of Switzerland AG, London, Fund pays semi-annual payment of 56.5 (113 per annum) BPS times notional amount of United Mexican States, 7.50%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	20,000	(348)
Credit default contract with Citibank, N.A., Fund receives semi-annual payment of 50 (100 per annum) BPS times notional amount of United Mexican States, 8.30%, 08/15/31. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	05/20/10	7,000	103

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 75

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Citibank, N.A., Fund pays semi-annual payment of 58.25 (116.5 per annum) BPS times notional amount of Pemex, 9.50%, 09/15/27. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	05/20/10	$7,000	$(95)
Credit default contract with Citibank, N.A., Fund receives semi-annual payment of 52.5 (105 per annum) BPS times notional amount of United Mexican States, 8.30%, 08/15/31. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/10	5,000	81
Credit default contract with Citibank, N.A., Fund pays semi-annual payment of 62.5 (125 per annum) BPS times notional amount of Pemex, 9.50%, 09/15/27. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	06/20/10	5,000	(82)
Credit default contract with Deutsche Bank AG, London, Fund receives semi-annual payment of 52 (104 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/10	4,000	58
Credit default contract with Deutsche Bank AG, New York, Fund pays semi-annual payment of 52.5 (105 per annum) BPS times notional amount of United Mexican States, 7.50%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	06/20/10	4,000	(59)
Credit default contract with Deutsche Bank AG, London, Fund pays semi-annual payment of 48 (96 per annum) BPS times notional amount of United Mexican States, 7.50%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	07/20/10	10,000	(100)
Credit default contract with Deutsche Bank AG, London, Fund receives semi-annual payment of 50.5 (101 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	07/20/10	10,000	125
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 95 (190 per annum) BPS times notional amount of Government of Ukraine, 7.65%, 06/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	07/20/10	10,000	89
Credit default contract with Morgan Stanley Capital Services, Fund pays semi-annual payment of 45 (90 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	07/20/10	10,000	(53)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 76

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.49% quarterly and receives 3 month LIBOR.	07/29/10	$12,825	$(118)
Swap - Interest Rate with Credit Suisse First Boston International, the Fund pays 4.53% quarterly and receives 3 month LIBOR.	08/01/10	7,040	(82)
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund pays 4.60% quarterly and receives 3 month LIBOR.	08/04/10	17,600	(258)
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.19% quarterly and receives 3 month LIBOR.	08/08/10	13,785	59
Swap - Interest Rate with Citibank, N.A. , the Fund pays 4.67% quarterly and receives 3 month LIBOR.	08/12/10	12,900	(221)
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.66% quarterly and receives 3 month LIBOR.	08/16/10	8,000	(134)
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.61% quarterly and receives 3 month LIBOR.	08/16/10	6,450	(93)
Swap - Interest Rate with Merrill Lynch Capital Servicing, the Fund pays 4.58% quarterly and receives 3 month LIBOR.	08/16/10	7,070	(91)
Credit default contract with Deutsche Bank AG, London, Fund receives semi-annual payment of 86.5 (173 per annum) BPS times notional amount of Government of Ukraine, 7.65%, 06/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	08/20/10	15,000	(6)
Credit default contract with Deutsche Bank AG, London, Fund pays semi-annual payment of 37.5 (75 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	08/20/10	15,000	8
Credit default contract with Morgan Stanley Capital Servicing, Fund receives semi-annual payment of 85 (170 per annum) BPS times notional amount of Government of Ukraine, 7.65%, 06/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	08/20/10	12,000	(28)
Credit default contract with Morgan Stanley Capital Servicing, Fund pays semi-annual payment of 37.5 (75 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	08/20/10	12,000	27
Credit default contract with Union Bank of Switzerland AG, London, Fund pays semi-annual payment of 45 (90 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	08/20/10	6,500	(43)
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 92 (184 per annum) BPS times notional amount of Government of Ukraine, 7.65%, 06/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	08/20/10	6,500	31
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund receives 5.02% semi-annually and pays 3 month LIBOR.	08/04/35	5,000	259

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 77

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 120.3%
	Asset Backed Securities - 17.2%
$4,721	American Express Credit Account Master Trust Series 2004-C, Class C, FRN, 4.07%, 02/15/12 (e) (m)	$4,734
	AmeriCredit Automobile Receivables Trust
3,650	Series 2004-BM, Class A4, 2.67%, 03/07/11 (m)	3,549
6,850	Series 2005-CF, Class A3, 4.47%, 05/06/10 (m)	6,851
3,000	Capital Auto Receivables Asset Trust Series 2003-2, Class A4A, 1.96%, 01/15/09 (m)	2,942
1,800	Capital One Auto Finance Trust Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	1,776
6,500	Capital One Master Trust Series 2000-4, Class C, FRN, 4.37%, 08/15/08 (e) (m)	6,504
3,600	Capital One Multi-Asset Execution Trust Series 2004-B5, Class B5, 3.70%, 05/17/10 (m)	3,563
6,200	Carmax Auto Owner Trust Series 2003-2, Class A4, 3.07%, 10/15/10 (m)	6,099
1,987	CARSS Finance LP (Cayman Islands) Series 2004-A, Class B1, FRN, 3.85%, 01/15/11(e) (m)	1,987
	Citibank Credit Card Issuance Trust
7,250	Series 2001-C3, Class C3, 6.65%, 05/15/08 (m)	7,373
8,500	Series 2003-C2, Class C2, FRN, 4.43%, 03/20/08 (m)	8,534
	Countrywide Asset-Backed Certificates
4,894	Series 2003-5, Class AF3, 3.61%, 04/25/30 (m)	4,874
6,700	Series 2005-4, Class AF3, VAR, 4.46%, 10/25/35 (m)	6,679
11,700	Gracechurch Card Funding plc (United Kingdom) Series 5, Class A2, 2.70%, 08/15/08 (m)	11,543

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Asset Backed Securities - Continued
$7,000	New Century Home Equity Loan Trust Series 2005-A, Class A2, SUB, 4.46%, 08/25/35	$6,981
7,300	Onyx Acceptance Grantor Trust Series 2003-D, Series A4, 3.20%, 03/15/10	7,219
2,740	Providian Gateway Master Trust Series 2004-DA, Class D, 4.40%, 09/15/11 (e)	2,710
3,186	Residential Asset Securitization Trust Series 2003-KS7, Class AI3, 3.37%, 12/25/28	3,170
6,900	SLM Student Loan Trust Series 2003-11, Class A5, 2.99%, 12/15/22 (e)	6,794
7,900	Triad Auto Receivables Owner Trust Series 2003-B, Class A4, 3.20%, 12/13/10	7,780
	Volkswagen Auto Loan Enhanced Trust
7,300	Series 2003-1, Class A4, 1.93%, 01/20/10	7,118
4,300	Series 2003-2, Class A4, 2.94%, 03/22/10	4,221
15,600	WFS Financial Owner Trust Series 2003-3, Class A4, 3.25%, 05/20/11	15,422
7,200	World Omni Auto Receivables Trust Series 2003-B, Class A4, 2.87%, 11/15/10	7,063
	Total Asset Backed Securities	145,486
	(Cost $147,086)
	Collateralized Mortgage Obligations - 30.4%
	Agency CMO - 9.7%
	Federal Home Loan Mortgage Corp.
11,675	Series 2564, Class LS, IO, FRN, 4.08%, 01/15/17 (m)	891
24,535	Series 2632, Class IA, IO, 5.00%, 06/15/22 (m)	1,367
6,084	Series 2643, Class PI, IO, 5.00%, 03/15/28 (m)	755

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 78

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Agency CMO - Continued
$5,984	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	$480
26,562	Series 2791, Class SI, IF, IO, 3.58%, 12/15/31 (m)	1,919
30,509	Series 2813, Class SB, IF, IO, 3.48%, 02/15/34 (m)	2,155
47,452	Series 2850, Class SM, IF, IO, 3.58%, 12/15/30 (m)	2,639
9,441	Series 2894, Class S, IF, IO, 3.63%, 03/15/31 (m)	761
9,300	Series 2929, Class PA, 5.00%, 08/15/18 (m)	9,366
9,831	Series 2939, Class HP, 5.00%, 04/15/28 (m)	9,943
12,169	Series 2975, Class HA, 5.50%, 07/15/23 (m)	12,414
9,800	Series 2980, Series LI, IO, 5.50%, 04/15/25 (m)	1,121
16,135	Federal Home Loan Mortgage Corp. STRIPS Series 232, IO, 5.00%, 08/01/35 (m)	3,459
	Federal National Mortgage Association
9,327	Series 2003-3, Class HS, IF, IO, 4.01%, 09/25/16 (m)	708
11,335	Series 2004-61, Class TS, IF, IO, 3.46%, 10/25/31 (m)	630
5,734	Series 2005-41, Class WA , 5.50%, 10/25/23 (m)	5,845
14,717	Series 2005-51, Class KI, IO, 5.50%, 01/25/25 (m)	1,847
10,473	Series 2005-55, Class LC, 5.50%, 03/25/24 (m)	10,677
	Federal National Mortgage Association Interest STRIPS
1,828	Series 353, Class 2, IO, 5.00%, 07/25/34 (m)	382
62,637	Series 357, Class 2, IO, 5.00%, 02/01/35 (m)	13,487
	Government National Mortgage Association
18	Series 2002-24, Class FA, FRN, 4.07%, 04/16/32 (m)	18

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Agency CMO - Continued
$4,334	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	$270
6,583	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	571
2,583	Series 2004-46, Class IH, IO, 5.50%, 04/20/25 (m)	138
		81,843
	Non-Agency - 20.7%
2,182	ABN Amro Mortgage Corp. Series 2002-10, Class 1A1, 4.00%, 01/25/33 (m)	2,173
1,950	Banc of America Commercial Mortgage, Inc. Series 2004-5, Class A2, 4.18%, 11/10/41 (m)	1,930
4,704	Bank of America Alternative Loan Trust Series 2003-7, Class 1A1, 5.50%, 09/25/33 (m)	4,756
18,527	CalSTRS Trust Series 2002-C6, Class A2, 3.99%, 11/20/12 (e) (m)	18,412
3,339	Calwest Industrial Trust Series 2003-CALA, Class A, FRN, 3.84%, 06/15/15 (e) (m)	3,341
5,100	Citigroup Mortgage Loan Trust, Inc. Series 2005-WF2, Class AF4, SUB, 1.00%, 08/25/35	5,100
3,990	CR Series 2000-ZC2, Class A4A, 6.70%, 08/10/14 (e) (i) (m)	4,227
6,200	CS First Boston Mortgage Securities Corp. Series 2004-C3, Class A3, 4.30%, 07/15/36 (m)	6,163
4,600	First Union Commercial Mortgage Securities, Inc. Series 1997-C1, Class A3, 7.38%, 04/18/29 (m)	4,742
5,900	Greenwich Capital Commercial Funding Corp Series 2005-GG3, Class A2, VAR, 4.31%, 08/10/42 (m)	5,862
9,300	GS Mortgage Securities Corp. II Series 2004-GG2, Class A3, 4.60%, 08/10/38 (m)	9,357
	LB-UBS Commercial Mortgage Trust
5,100	Series 2003-C1, Class A2, 3.32%, 03/15/27 (m)	4,987

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 79

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Non-Agency - Continued
$9,300	Series 2003-C5, Class A2, 3.48%, 07/15/27 (m)	$9,117
5,700	Series 2004-C2, Class A2, 3.25%, 03/15/29 (m)	5,498
8,700	Series 2004-C7, Class A2, 3.99%, 10/15/29 (m)	8,544
495	Mastr Adjustable Rate Mortgages Trust Series 2003-6, Class 1A1, FRN, 2.31%, 12/25/33	494
11,819	Morgan Stanley Capital I Series 1998-HF2, Class A2, 6.48%, 11/15/30	12,386
11,875	Structured Adjustable Rate Mortgage Loan Trust Series 2004-6, Class 5A1, VAR, 5.01%, 06/25/34	11,834
6,197	Structured Asset Securities Corp. Series 2005-5, Class 2A1, 5.50%, 04/25/35	6,212
11,250	Wachovia Bank Commercial Mortgage Trust Series 2005-C17, Class A2, 4.78%, 03/15/42	11,376
15,226	Washington Mutual, Inc. Series 2004-S3, Class 2A1, 5.50%, 07/25/34	15,312
	Wells Fargo Mortgage Backed Securities Trust
6,083	Series 2003-N, Class 1A4, FRN, 4.62%, 12/25/33	6,084
16,988	Series 2004-S, Class A3, FRN, 3.54%, 09/25/34	16,875
		174,782
	Total Collateralized Mortgage Obligations (Cost $261,691)	256,625
	Corporate Bonds - 45.3%
	Automobiles - 1.2%
3,600	DaimlerChrysler NA Holding Corp. 4.13%, 03/07/07 (m)	3,574
7,000	DaimlerChrysler NA Holding Corp. FRN, 4.43%, 05/24/06 (m)	7,023
		10,597

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Building Products - 0.8%
$3,750	Centex Corp. 4.88%, 08/15/08 (m)	$3,774
3,200	Saint-Gobain Nederland BV (Netherlands) 5.38%, 06/20/07	3,248
		7,022
	Commercial Banks - 15.7%
2,900	Abbey National plc (United Kingdom) VAR, 7.35%, 12/31/49 (m)	2,993
4,500	Bacob Bank SC (Belgium) VAR, 7.25%, 12/31/49 (e) (m)	4,732
3,800	BBVA Bancomer S.A. (Cayman Islands) VAR, 5.38%, 07/22/15 (e) (m)	3,886
5,400	BNP US Funding LLC VAR, 7.74%, 12/31/49 (e) (m)	5,762
17,650	Deutsche Bank AG FRN, 4.02%, 05/15/07 (m)	17,648
1,900	Deutsche Bank Capital Funding Trust I VAR, 7.87%, 12/31/49 (e) (m)	2,112
6,200	ForeningsSparbanken AB (Sweden) VAR, 7.50%, 12/31/49 (e)	6,409
5,750	Industrial Bank of Korea (South Korea) VAR, 4.00%, 05/19/14 (e) (m)	5,559
	Korea First Bank (South Korea)
3,750	VAR, 5.75%, 03/10/13 (e) (m)	3,817
2,850	VAR, 6.25%, 10/02/13	2,957
5,400	Mizuho JGB Investment LLC VAR, 9.87%, 12/31/49 (e) (m)	6,094
10,100	Natexis Ambs Co. LLC VAR, 8.44%, 12/31/49 (e)	11,117
2,750	Nordea Bank Finland plc VAR, 7.50%, 12/31/49 (e)	2,861
1,650	Popular North America, Inc. 6.13%, 10/15/06	1,674
11,540	Royal Bank of Scotland Group plc (United Kingdom) Series 3, 7.82%, 12/31/49	11,671
600	Royal Bank of Scotland Group plc (ADR) (United Kingdom) Series 1, 9.12%, 12/31/49	707
9,050	Skandinaviska Enskilda Banken AB (Sweden) VAR, 8.12%, 09/06/49 (e)	9,382

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 80

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Commercial Banks - Continued
$3,800	Sovereign Bank VAR, 4.38%, 08/01/13	$3,775
4,950	Svenska Handelsbanken (Sweden) VAR, 7.12%, 12/31/49 (e)	5,134
11,400	UBS AG FRN, 4.15%, 07/20/06	11,389
	Woori Bank (South Korea)
3,250	4.50%, 12/08/09 (e)	3,232
1,950	4.88%, 07/02/13	1,949
8,000	Zions Bancorp. 2.70%, 05/01/06 (m)	7,926
		132,786
	Consumer Finance - 1.7%
	Capital One Bank
4,600	4.25%, 12/01/08 (m)	4,574
2,100	6.88%, 02/01/06 (m)	2,122
3,200	Ford Motor Credit Co. 4.95%, 01/15/08 (m)	3,078
1,500	General Motors Acceptance Corp. 6.75%, 01/15/06 (m)	1,509
2,700	MBNA America Bank NA 4.63%, 08/03/09	2,726
		14,009
	Diversified Financial Services - 5.6%
	Counts Trust
6,050	Series 2002-10, FRN, 4.57%, 08/15/07 (e) (i) (m)	6,095
6,050	Series 2002-11, FRN, 4.62%, 08/15/07 (e) (i) (m)	6,097
3,400	International Lease Finance Corp. 4.35%, 09/15/08 (m)	3,384
11,800	Links Finance LLC FRN, 3.75%, 09/15/08 (e) (i) (m)	11,799
1,350	Pricoa Global Funding I 3.90%, 12/15/08 (e)	1,330
	Racers
4,700	Series 2005-7, Class C, FRN, 3.52%, 05/09/06 (e) (i) (m)	4,692
9,100	Series 2005-16, Class C, FRN, 3.50%, 09/20/07(e) (i)	9,062
4,600	Twin Reefs Pass-Through Trust FRN, 4.57%, 12/31/49 (e)	4,590
		47,049

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Diversified Telecommunication Services - 3.3%
$4,750	Alltel Corp. 4.66%, 05/17/07 (m)	$4,780
7,950	BellSouth Corp. 5.00%, 10/15/06 (m)	8,027
5,150	France Telecom S.A. (France) 7.45%, 03/01/06 (m)	5,227
950	New York Telephone Co. 6.00%, 04/15/08	982
4,000	Sprint Capital Corp. SUB, 4.78%, 08/17/06 (m)	4,019
	Telecom Italia Capital S.A. (Luxembourg)
2,500	4.00%, 11/15/08	2,464
2,300	4.00%, 01/15/10 (e)	2,239
		27,738
	Electric Utilities - 3.8%
2,250	Dominion Resources, Inc. Series G, SUB, 3.66%, 11/15/06 (m)	2,234
5,300	National Rural Utilities Cooperative Finance Corp. 6.00%, 05/15/06 (m)	5,372
4,800	Niagara Mohawk Power Corp. 7.75%, 05/15/06 (m)	4,913
2,600	Pacificorp 5.65%, 11/01/06	2,642
4,700	Pepco Holdings, Inc. 5.50%, 08/15/07	4,792
4,700	PSEG Funding Trust I 5.38%, 11/16/07	4,774
6,950	Virginia Electric & Power Co. Series A, 5.38%, 02/01/07	7,052
		31,779
	Food Products - 0.4%
3,400	Kraft Foods, Inc. 5.25%, 06/01/07 (m)	3,453
	Gas Utilities - 0.6%
2,100	Kinder Morgan Energy Partners LP 6.30%, 02/01/09 (m)	2,204
2,995	Texas Municipal Gas Corp. 2.60%, 07/01/07 (e) (m)	2,952
		5,156
	Health Care Equipment & Supplies - 0.2%
1,550	Hospira, Inc. 4.95%, 06/15/09 (m)	1,573

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 81

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Insurance - 5.6%
$3,000	AON Corp. 6.95%, 01/15/07 (m)	$3,089
	ASIF Global Financing
5,300	2.50%, 01/30/07 (e) (m)	5,171
9,100	FRN, 3.65%, 03/14/08 (e) (m)	9,122
2,700	Mantis Reef Ltd. (Australia) 4.69%, 11/14/08 (e)	2,686
5,900	Metropolitan Life Global Funding I 4.75%, 06/20/07 (e)	5,951
1,100	Nippon Life Insurance (Japan) 4.88%, 08/09/10 (e)	1,105
6,150	Oil Insurance Ltd. (Bermuda) VAR, 3.73%, 04/08/09 (e) (i) (m)	6,151
4,400	Platinum Underwriters Holdings Ltd 6.37%, 11/16/07 (e)	4,470
2,000	Principal Life Global Funding I 5.13%, 06/28/07 (e)	2,022
1,950	St. Paul Travelers Cos, Inc. (The) 5.01%, 08/16/07	1,968
6,000	Two-Rock Pass Through Trust (Bermuda) FRN, 4.72%, 12/31/49 (e)	5,956
		47,691
	Multi-Utilities - 0.7%
	Duke Capital LLC
3,650	4.30%, 05/18/06 (m)	3,651
2,400	4.33%, 11/16/06 (m)	2,394
		6,045
	Oil, Gas & Consumable Fuels - 0.4%
3,300	Pemex Project Funding Master Trust FRN, 4.71%, 06/15/10 (e)	3,422
	Property & Casualty Insurance - 0.8%
6,650	Chubb Corp. 4.93%, 11/16/07 (m)	6,725
	Real Estate - 1.7%
	iStar Financial, Inc., REIT
2,900	4.88%, 01/15/09 (m)	2,896
1,300	5.38%, 04/15/10 (m)	1,317

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Real Estate - Continued
$5,550	Simon Property Group LP 3.75%, 01/30/09	$5,397
4,600	Socgen Real Estate Co. LLC VAR, 7.64%, 12/31/49 (e)	4,883
		14,493
	Thrifts & Mortgage Finance - 2.8%
	Countrywide Home Loans, Inc.
10,750	2.88%, 02/15/07 (m)	10,538
750	5.50%, 08/01/06 (m)	757
7,500	Spintab AB (Sweden) VAR, 7.50%, 12/31/49 (e)	7,719
4,350	Washington Mutual, Inc. 7.50%, 08/15/06 (m)	4,462
		23,476
	Total Corporate Bonds	383,014
	(Cost $382,085)
	Foreign Government Securities - 1.9%
4,670	National Agricultural Cooperative Federation (South Korea) VAR, 5.75%, 06/18/14	4,755
7,550	Government of Chile (Chile) FRN, 4.07%, 01/28/08 (m)	7,588
3,300	United Mexican States (Mexico) FRN, 4.27%, 01/13/09	3,346
	Total Foreign Government Securities	15,689
	(Cost $15,754)
	Municipal Bonds - 0.6%
	Texas
5,150	Texas State Public Financing Authority, Taxable, Unemployment Compensation Series B, Rev., 2.63%, 06/15/06 (Cost $5,146)	5,089
	U.S. Government Agency Mortgages - 24.5%
	Federal National Mortgage Association Pool
39,900	TBA, 5.10%, 09/25/35 (m)	39,625

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 82

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	U.S. Government Agency Mortgages - Continued
$165,400	TBA, 5.50%, 09/25/35 (m)	$167,054
20	Government National Mortgage Association Pool 8.50%, 08/15/30 (m)	22
	Total U.S. Government Agency Mortgages (Cost $205,338)	206,701
	U.S. Treasury Obligations - 0.4%
3,463	U.S. Treasury Notes 1.63%, 01/15/15 (k) (Cost $3,371)	3,459
NUMBER OF CONTRACTS
	Options Purchased - 0.0% (g)
	Call Options Purchased - 0.0% (g)
1	Call Option on Federal Fund 30 Day, expiring 09/19/05 @96.25	5
56,500	Call Option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/05 @100.28, European Style (Cost $288)	384
		389
	Put Options Purchased - 0.0% (g)
44,000	Put Option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/05 @97.58, European Style (Cost $303)	24
	Total Options Purchased	413
	(Cost $591)
	Total Long-Term Investments	1,016,476
	(Cost $1,024,659)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investments - 4.4%
	U.S. Treasury Securities - 0.2%
$1,450	U.S. Treasury Bills 3.47%, 12/01/05 (k) (m)	$1,438
SHARES
	Investment Companies - 4.2%
35,926	JPMorgan Prime Money Market Fund (b) (m)	35,926
	Total Short-Term Investments (Cost $37,363)	37,364
	Total Investments - 124.7%	$1,053,840
	(Cost $1,062,022)
	Liabilities in Excess of Other Assets - (24.7)%	(208,717)
	NET ASSETS - 100.0%	$845,123

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 83

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 8/31/05 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
106	30 Day Fed Funds	September, 2005	$42,578	$(3)
265	Eurodollars	December, 2005	63,547	(446)
332	10 Year U.S. Treasury Notes	December, 2005	37,210	294
	Short Futures Outstanding
(132)	Eurodollars	December, 2005	(31,614)	138
(11)	2 Year U.S. Treasury Notes	December, 2005	(2,278)	- (h)
(446)	5 Year U.S. Treasury Notes	December, 2005	(48,335)	(362)
(132)	10 Year U.S. Treasury Notes	December, 2005	(14,794)	(169)
(133)	Eurodollars	December, 2007	(31,835)	(92)
				$(640)

Options Written

UNITS	CALL OPTIONS WRITTEN	VALUE
(113,000)	Call option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/05 @96.56, European Style	$(424)
	PUT OPTIONS WRITTEN
(88,000)	Put option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/05 @100.71, European Style	$(14)
	Total Options Written	$(438)
	(Premiums received $536)

Swap Contracts

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 6.50%, TBA, 09/05, price less 103.20, the Fund receives positive, pays negative.	09/07/05	$15,000	$12
Swap - price lock with Deutsche Bank AG, New York on 30 Year FNMA, 6.50%, TBA, 09/05, price less 103.19, the Fund receives positive, pays negative.	09/07/05	75,000	59
Swap - price lock with Credit Suisse First Boston International on Treasury Note, 3.63%, 04/30/07, price less 99.41, the Fund receives positive, pays negative.	09/26/05	127,800	310
Swap - price lock with Citibank, N.A. on U.S. Treasury Note, 3.13%, 01/31/07, price less 98.83, the Fund receives positive, pays negative.	09/29/05	109,350	268
Swap - price lock with Citibank, N.A. on U.S. Treasury Note, 3.38%, 02/15/08, price less 98.44, the Fund receives positive, pays negative.	09/29/05	44,150	216

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 84

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Swap - price lock with Citibank, N.A. on U.S. Treasury Note, 2.63%, 03/15/09, price less 95.45, theFund receives negative, pays positive.	10/03/05	$88,550	$(526)
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 5.50%, TBA, 10/05, price less 100.44, theFund receives negative, pays positive.	10/06/05	6,000	(22)
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 5.50%, TBA, 10/05, price less 101.67, the Fund receives positive, pays negative.	10/06/05	31,000	107
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 4.50%, TBA, 10/05, price less 98.09, the Fund receives negative, pays positive.	10/06/05	18,500	(179)
Swap - price lock with Deutsche Bank AG, New York on 30 Year FNMA, 5.50%, TBA, 10/05, price less 100.41, the Fund receives negative, pays positive.	10/06/05	30,000	(117)
Swap - price lock with Morgan Stanley Capital Services on 30 Year FNMA, 5.50%, TBA, 10/05, price less 100.21, the Fund receives negative, pays positive.	10/06/05	63,000	(312)
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 5.00%, TBA, 10/05, price less 99.58, the Fund receives positive, pays negative.	10/11/05	94,000	911
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 5.50%, TBA, 10/05, price less 101.34, the Fund receives positive, pays negative.	10/11/05	20,000	134
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 5.50%, TBA, 10/05, price less 101.47, the Fund receives negative, pays positive.	10/11/05	47,000	(270)
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 4.50%, TBA, 10/05, price less 97.44, the Fund receives negative, pays positive.	10/11/05	12,000	(195)
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 4.50%, TBA, 10/05, price less 97.62, the Fund receives negative, pays positive.	10/11/05	47,000	(677)
Swap - price lock with Citibank, N.A. on Treasury Note, 4.25%, TBA, 08/15/15, price less 99.9, the Fund receives positive, pays negative.	10/19/05	12,105	223
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 4.50%, TBA, 11/05, price less 95.73, theFund receives negative, pays positive.	11/07/05	23,000	(241)
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 5.50%, TBA, 11/05, price less 100.11, the Fund receives positive, pays negative.	11/07/05	40,000	231
Swap - price lock with Credit Suisse First Boston International on U.S. Treasury Note, 3.88%, 07/31/07, price less 99.68, the Fund receives positive, pays negative.	11/16/05	92,000	264

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 85

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Citibank, N.A., Fund receives quarterly payment of 1.25 (5 per annum) BPS times notional amount of Cargill, Inc., 4.38%, 06/01/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	12/02/05	$6,700	$1
Credit default contract with Citibank, N.A., Fund receives quarterly payment of 6.75 (27 per annum) BPS times notional amount of Amerada Hess Corp., 6.65%, 08/15/11. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	12/20/05	3,900	2
Swap - Forward Rate Agreement with Merrill Lynch Capital Services, the Fund receives 4.40% quarterly and pays 3 month LIBOR.	06/21/06	751,000	572
Credit default contract with Deutsche Bank AG, New York, Fund receives quarterly payment of 12 (48 per annum) BPS times notional amount of SunTrust Capital III, 2.48%, 315/28. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/30/07	12,400	22
Swap - Interest Rate with Citibank, N.A., the Fund receives 4.31% quarterly and pays 3 month LIBOR.	07/29/07	14,200	10
Swap - Interest Rate with Citibank, N.A., the Fund receives 4.43% quarterly and pays 3 month LIBOR.	08/08/07	46,600	134
Swap - Interest Rate with Citibank, N.A., the Fund receives 4.49% quarterly and pays 3 month LIBOR.	08/13/07	30,000	115
Swap - Interest Rate with Citibank, N.A., the Fund receives 4.45% quarterly and pays 3 month LIBOR.	08/15/07	22,000	67
Swap - Interest Rate with Citibank, N.A., the Fund receives 4.48% quarterly and pays 3 month LIBOR.	08/15/07	21,500	77
Credit default contract with Citibank, N.A., Fund receives quarterly payment of 3.5 (14 per annum) BPS times notional amount of General Electric Capital Corp., 3.5%, 05/01/08. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	12/20/07	23,000	17
Credit default contract with Deutsche Bank AG, New York, Fund receives quarterly payment of 5 (20 per annum) BPS times notional amount of Berkshire Hathaway, 9.75%, 01/15/18. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	03/20/10	17,500	16
Credit default contract with Morgan Stanley Captial Services, Fund receives semi-annual payment of 70 (140 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	10,000	311
Credit default contract with Morgan Stanley Captial Services, Fund pays semi-annual payment of 56 (112 per annum) BPS times notional amount of United Mexican States, 7.50%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	10,000	(208)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 86

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Union Bank of Switzerland AG, London, Fund pays semi-annual payment of 62.5 (125 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	$44,000	$(925)
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 60 (120 per annum) BPS times notional amount of Aries, 9.60%, 10/25/14. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	44,000	1,017
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 62.5 (125 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	30,000	649
Credit default contract with Union Bank of Switzerland AG, London, Fund pays semi-annual payment of 56.5 (113 per annum) BPS times notional amount of United Mexican States, 7.50%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	30,000	(523)
Credit default contract with Deutsche Bank AG, London, Fund receives semi-annual payment of 52 (104 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/10	4,000	58
Credit default contract with Deutsche Bank AG, London, Fund pays semi-annual payment of 52.5 (105 per annum) BPS times notional amount of United Mexican States, 7.50%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	06/20/10	4,000	(59)
Credit default contract with Deutsche Bank AG, London, Fund pays semi-annual payment of 48 (96 per annum) BPS times notional amount of United Mexican States, 7.50%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	07/20/10	15,000	(150)
Credit default contract with Deutsche Bank AG, London, Fund receives semi-annual payment of 52 (101 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	07/20/10	15,000	187
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.49% quarterly and receives 3 month LIBOR.	07/29/10	6,175	(57)
Swap - Interest Rate with Credit Suisse First Boston International, the Fund pays 4.53% quarterly and receives 3 month LIBOR.	08/01/10	10,065	(117)
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund pays 4.60% quarterly and receives 3 month LIBOR.	08/04/10	25,000	(366)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 87

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.19% quarterly and receives 3 month LIBOR.	08/08/10	$20,910	$89
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.61% quarterly and receives 3 month LIBOR.	08/09/10	20,000	(292)
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.67% quarterly and receives 3 month LIBOR.	08/12/10	12,900	(221)
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.66% quarterly and receives 3 month LIBOR.	08/16/10	9,200	(154)
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.61% quarterly and receives 3 month LIBOR.	08/16/10	9,450	(137)
Swap - Interest Rate with Merrill Lynch Capital Services, the Fund pays 4.58% quarterly and receives 3 month LIBOR.	08/16/10	9,950	(128)
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund receives 5.02% quarterly and pays 3 month LIBOR.	08/04/35	7,100	368

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 88

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS

Abbrevations:

(a)  - Non-income producing security.

(b)  - Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management, Inc.

(d)  - Defaulted Security.

(e)  - All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(f)  - Fair Valued Investment. The following are approximately the market value and percentage of the net assets that are fair valued (amounts in thousands):

Fund	Market Value	Percentage
JPMorgan Bond Fund	$20,763	3.5%
JPMorgan Global Strategic Income Fund	2,470	11.1%

(g)  - Amount rounds to less than 0.1%.

(h)  - Amount rounds to less than one thousand.

(i)  - Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)  - Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)  - All or a portion of this security is segregated for current or potential holdings of forward foreign currency exchange contracts.

(m)  - All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)  - The rate shown is the effective yield at the date of purchase.

ADR  - American Depositary Receipt

ARS  - Argentine Peso

BRL  - Brazilian Real

CAD  - Canadian Dollar

CDX NA IG HVOL  - Credit Default Index North America Investment Grade High Volume

COP  - Colombian Peso

CMO  - Collateralized Mortgage Obligation

EUR  - Euro

FNMA  - Federal National Mortgage Association

FRN  - Floating Rate Note. The rate shown is the rate in effect as of August 31, 2005.

GBP  - British Pound

GO  - General Obligation

GTD  - Guaranteed

MXN  - Mexican Peso

RACERS  - Restructured Asset Certificates with Enhanced Returns

REIT  - Real Estate Investment Trust

REV  - Revenue Bond

STRIPS  - Separate Trading of Registered Interest and Principal of Securities

SUB  - Step-up Bond. The rate shown is the rate in effect as of August 31, 2005.

TBA  - To Be Announced

USD  - United States Dollar

UYU  - Uruguay Peso

VAR  - Variable. The interest rate shown is the rate in effect at August 31, 2005.

HB High Coupon Bonds (a.k.a. 'IOettes') represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the REMIC trust and allocating them to the small principal of the HB class.

IF Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The rate shown is the rate in effect at August 31, 2005.

IO Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 89

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES   AS OF AUGUST 31, 2005

(Amounts in thousands, except per share amounts)

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund
ASSETS
Investments in non-affiliates, at value	$884,443	$33,217	$187,788
Investments in affiliates, at value	42,109	654	4,603
Total investment securities, at value	926,552	33,871	192,391
Cash	85	-	-
Foreign currency, at value	1	-	-
Receivables:
Investment securities sold	392,444	948	20,481
Fund shares sold	778	357	-
Interest and dividends	4,643	613	696
Tax reclaims	11	-	-
Variation margin on futures contracts	895	-	39
Unrealized gain on forward foreign currency exchange contracts	-	1	-
Unrealized appreciation on open swap contracts	8,776	184	-
Premiums for open swap contracts purchased	42	-	-
Total Assets	1,334,227	35,974	213,607
LIABILITIES
Payables:
Due to custodian	-	2	1,891
Foreign currency due to custodian, at value		-	184
Dividends	729	24	70
Investment securities purchased	503,368	890	48,166
Securities sold short	214,670	-	-
Fund shares redeemed	482	141	-
Variation margin on futures contracts	607	30	-
Unrealized loss on forward foreign currency exchange contracts	202	1	-
Outstanding options written, at fair value	8,585	-	39
Unrealized depreciation on open swap contracts	7,818	147	-
Accrued liabilities:
Investment advisory fees	155	18	13
Administration fees	34	3	-
Shareholder servicing fees	63	-	-
Distribution fees	3	-	-
Custodian and accounting fees	26	16	7
Trustees' fees - deferred compensation plan	3	-	1
Other	183	70	76
Total Liabilities	736,928	1,526	50,263
NET ASSETS	$597,299	$34,448	$163,344

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 90

ANNUAL REPORT AUGUST 31

2005

STATEMENT OF ASSETS
AND LIABILITIES  AS OF AUGUST 31, 2005

(Amounts in thousands, except per share amounts)

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund
NET ASSETS
Paid in capital	$578,756	$26,793	$170,058
Accumulated undistributed (distributions in excess of) net investment income	(1,120)	129	(45)
Accumulated net realized gains (losses) from investments, securities sold short, futures, foreign exchange transactions, written options and swaps	15,172	5,141	(6,914)
Net unrealized appreciation (depreciation) from investments, securities sold short, futures, foreign exchange translations, written options and swaps	4,491	2,385	245
Net Assets	$597,299	$34,448	$163,344
Net Assets:
Class A	$5,963	$-	$-
Class B	$2,283	$-	$-
Class C	$425	$-	$-
Select Class	$202,659	$34,448	$-
Institutional Class	$259,697	$-	$163,344
Ultra	$126,272	$-	$-
Total	$597,299	$34,448	$163,344
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	606	-	-
Class B	233	-	-
Class C	43	-	-
Select Class	20,767	3,708	-
Institutional Class	26,626	-	16,642
Ultra	12,943	-	-
	61,218	3,708	16,642

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 91

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES (CONTINUED)  AS OF AUGUST 31, 2005

(Amounts in thousands, except per share amounts)

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund
NET ASSETS
Class A - Redemption price per share	$9.85	$-	$-
Class B - Offering price per share (a)	$9.78	$-	$-
Class C - Offering price per share (a)	$9.83	$-	$-
Select Class - Offering and redemption price per share	$9.76	$9.29	$-
Institutional Class - Offering and redemption price per share	$9.75	$-	$9.82
Ultra - Offering and redemption price per share	$9.76	$-	$-
Class A maximum sales charge	4.50%	0.00%	0.00%
Class A Maximum Public Offering Price Per Share (net asset value per share/100% - maximum sales charge)	$10.31	$-	$-
Cost of Investments	$921,361	$31,465	$192,273
Proceeds received from securities sold short	$213,107	$-	$-
Cost of foreign currency	$1	$-	$-
Premiums received from options written	$8,532	$-	$48

  (a)  Redemption price for Class B and Class C Shares varies based upon the length of time the shares are held.

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 92

STATEMENT OF ASSETS
AND LIABILITIES (CONTINUED)  AS OF AUGUST 31, 2005

(Amounts in thousands, except per share amounts)

	Global Strategic Income Fund		Short Term Bond Fund		Short Term Bond Fund II
ASSETS
Investments in non-affiliates, at value	$21,730		$725,507		$1,017,914
Investments in affiliates, at value	1,966		73,385		35,926
Total investment securities, at value	23,696		798,892		1,053,840
Cash	17		-		-
Foreign currency, at value	15		237		-
Receivables:
Investment securities sold	554		36,235		86,238
Fund shares sold	22		157		189
Interest and dividends	298		5,459		6,196
Tax reclaims	-		13		20
Variation margin on futures contracts	-		305		537
Unrealized gain on forward foreign currency exchange contracts	-	(b)	-		-
Unrealized appreciation on open swap contracts	-		6,444		6,447
Expense reimbursements	32		-		-
Total Assets	24,634		847,742		1,153,467
LIABILITIES
Payables:
Due to custodian	-		2,097		15
Foreign currency due to custodian, at value
Dividends	41		863		2,390
Investment securities purchased	2,068		203,540		296,833
Securities sold short	-		-		-
Fund shares redeemed	120		164		1,546
Variation margin on futures contracts	3		360		579
Unrealized loss on forward foreign currency exchange contracts	32		-	(b)	-
Outstanding options written, at fair value	-		308		438
Unrealized depreciation on open swap contracts	-		6,196		5,876
Accrued liabilities:
Investment advisory fees	-	(b)	134		191
Administration fees	-	(b)	5		62
Shareholder servicing fees	5		34		123
Distribution fees	9		1		123
Custodian and accounting fees	27		20		25
Trustees' fees - deferred compensation plan	-	(b)	3		6
Other	27		129		137
Total Liabilities	2,332		213,854		308,344
NET ASSETS	$22,302		$633,888		$845,123

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 93

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES  AS OF AUGUST 31, 2005

(Amounts in thousands, except per share amounts)

	Global Strategic Income Fund	Short Term Bond Fund	Short Term Bond Fund II
NET ASSETS
Paid in capital	$49,196	$649,661	$868,336
Accumulated undistributed (distributions in excess of) net investment income	245	(319)	(1,773)
Accumulated net realized gains (losses) from investments, securities sold short, futures, foreign exchange transactions, written options and swaps	(26,875)	(9,349)	(13,288)
Net unrealized appreciation (depreciation) from investments, securities sold short, futures, foreign exchange translations, written options and swaps	(264)	(6,105)	(8,152)
Net Assets	$22,302	$633,888	$845,123
Net Assets:
Class A	$3,965	$3,393	$41,311
Class B	$6,715	$-	$-
Class C	$2,631	$-	$-
Class M	$5,057	$-	$371,756
Select Class	$1,892	$159,035	$432,056
Institutional Class	$2,042	$471,460	$-
Total	$22,302	$633,888	$845,123
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	425	352	4,124
Class B	720	-	-
Class C	282	-	-
Class M	542	-	37,106
Select Class	203	16,496	43,057
Institutional Class	219	48,900	-
	2,391	65,748	84,287

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 94

ANNUAL REPORT AUGUST 31

2005

STATEMENT OF ASSETS
AND LIABILITIES (CONTINUED)  AS OF AUGUST 31, 2005

(Amounts in thousands, except per share amounts)

	Global Strategic Income Fund	Short Term Bond Fund	Short Term Bond Fund II
NET ASSETS
Class A - Redemption price per share	$9.33	$9.64	$10.02
Class B - Offering price per share (a)	$9.32	$-	$-
Class C - Offering price per share (a)	$9.33	$-	$-
Class M Offering price per share	$9.33	$-	$10.02
Select Class - Offering and redemption price per share	$9.33	$9.64	$10.03
Institutional Class - Offering and redemption price per share	$9.33	$9.64	$-
Class A maximum sales charge	4.50%	3.00%	3.00%
Class A Maximum Public Offering Price Per Share (net asset value per share/100% - maximum sales charge)	$9.77	$9.94	$10.33
Class M maximum sales charge	3.00%	0.00%	1.50%
Class M Maximum Public Offering Price Per Share (net asset value per share/100% - maximum sales charge)	$9.62	$-	$10.17
Cost of Investments	$23,913	$804,921	$1,062,022
Cost of foreign currency	$15	$235	$-
Premiums received from options written	$-	$378	$536

  (a)  Redemption price for Class B and Class C Shares varies based upon the length of time the shares are held.

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 95

JPMorgan Funds

STATEMENT OF
OPERATIONS  FOR THE YEAR ENDED AUGUST 31, 2005

(Amounts in thousands)

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund
INVESTMENT INCOME
Interest income	$33,689	$2,600	$6,499
Dividend income from affiliates (c)	1,261	24	125
Foreign taxes withheld	(15)	-	-
Total investment income	34,935	2,624	6,624
EXPENSES
Investment advisory fees	2,418	235	578
Administration fees	1,034	43	305
Distribution fees	27	-	-
Shareholder servicing fees	875	84	231
Custodian and accounting fees	89	56	31
Interest expense	8	5	- (b)
Professional fees	111	97	85
Trustees' fees	10	- (b)	3
Printing and mailing costs	54	8	11
Registration and filing fees	84	26	21
Transfer agent fees	86	20	15
Other	54	3	21
Total expenses	4,850	577	1,301
Less amounts waived	(753)	(156)	(824)
Less earnings credits	(41)	-	(10)
Less expense reimbursements	(22)	-	-
Net expenses	4,034	421	467
Net Investment Income (Loss)	30,901	2,203	6,157
REALIZED/UNREALIZED GAIN (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$8,656	$6,154	$(517)
Securities sold short	1,453	-	-
Options written	6,898	-	-
Futures	(5,481)	(67)	54
Swaps	9,109	16	-
Foreign currency transactions	1,160	86	(1)
Change in net unrealized appreciation/ depreciation of:
Investments	(11,067)	(2,336)	(34)
Securities sold short	(1,563)	-	-
Options written	2,117	-	9
Futures	19	(63)	130
Swaps	(217)	38	-
Foreign currency translations	(201)	36	-
Net realized/unrealized gains (losses)	10,883	3,864	(359)
Change in net assets resulting from operations	$41,784	$6,067	$5,798
(c) Includes reimbursements of investment advisory, administration and shareholder servicing fees	$92	$2	$10

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 96

ANNUAL REPORT AUGUST 31

2005

STATEMENT OF
OPERATIONS (CONTINUED)  FOR THE YEAR ENDED AUGUST 31, 2005

(Amounts in thousands)

	Global Strategic Income Fund	Short Term Bond Fund	Short Term Bond Fund II
INVESTMENT INCOME
Interest income	$1,566	$25,508	$36,327
Dividend income	-	527	-
Dividend income from affiliates (c)	118	962	1,207
Foreign taxes withheld	- (b)	(34)	(39)
Total investment income	1,684	26,963	37,495
EXPENSES
Investment advisory fees	144	1,716	2,539
Administration fees	41	881	1,309
Distribution fees	60	8	1,874
Shareholder servicing fees	52	869	2,539
Custodian and accounting fees	77	73	84
Interest expense	1	3	2
Professional fees	82	98	144
Trustees' fees	- (b)	8	12
Printing and mailing costs	18	33	55
Registration and filing fees	24	32	49
Transfer agent fees	38	62	84
Other	9	47	125
Total expenses	546	3,830	8,816
Less amounts waived	(195)	(1,416)	(1,095)
Less earnings credits	(1)	(20)	(17)
Less expense reimbursements	(46)	(8)	-
Net expenses	304	2,386	7,704
Net Investment Income (Loss)	1,380	24,577	29,791
REALIZED/UNREALIZED GAIN (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$2,122	$(4,585)	$(9,646)
Options written	-	416	418
Futures	50	(3,803)	(787)
Swaps	-	(1,416)	(1,656)
Foreign currency transactions	241	911	-
Change in net unrealized appreciation/ depreciation of:
Investments	(1,649)	(5,765)	(8,409)
Options written	-	69	99
Futures	(41)	34	(574)
Swaps	-	759	967
Foreign currency translations	(48)	(5)	-
Net realized/unrealized gains (losses)	675	(13,385)	(19,588)
Change in net assets resulting from operations	$2,055	$11,192	$10,203
(c) Includes reimbursements of investment advisory, administration and shareholder servicing fees	$9	$66	$79

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 97

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS   FOR THE YEARS INDICATED

(Amounts in thousands)

	Bond Fund		Emerging Markets Debt Fund
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
INCREASE (DECREASE) IN NET ASSETS
Net investment income (loss)	$30,901	$35,765	$2,203	$3,228
Net realized gain (loss) on investments, securities sold short, options written, futures, swaps and foreign currency transactions	21,795	23,049	6,189	6,497
Change in net unrealized appreciation/depreciation of investments, securities sold short, options written, futures, swaps and foreign currency translations	(10,912)	14,183	(2,325)	(2,578)
Change in net assets resulting from operations	41,784	72,997	6,067	7,147
DISTRIBUTIONS TO SHAREHOLDERS
Class A Shares
From net investment income	(164)	(78)	-	-
From net realized gains	(91)	(71)	-	-
Class B Shares
From net investment income	(62)	(58)	-	-
From net realized gains	(55)	(76)	-	-
Class C Shares
From net investment income	(9)	(7)	-	-
From net realized gains	(6)	(9)	-	-
Select Class Shares
From net investment income	(8,133)	(7,804)	(2,457)	(3,506)
From net realized gains	(5,643)	(8,959)	(4,588)	-
Institutional Class Shares
From net investment income	(12,001)	(13,088)	-	-
From net realized gains	(8,858)	(11,950)	-	-
Ultra Shares
From net investment income	(13,890)	(14,764)	-	-
From net realized gains	(10,597)	(13,144)	-	-
Total distributions to shareholders	(59,509)	(70,008)	(7,045)	(3,506)
CAPITAL SHARE TRANSACTIONS
Increase (decrease)	(277,832)	(344,128)	(719)	(27,807)
NET ASSETS
Total increase (decrease) in net assets	(295,557)	(341,139)	(1,697)	(24,166)
Beginning of period	892,856	1,233,995	36,145	60,311
End of period	$597,299	$892,856	$34,448	$36,145
Accumulated undistributed (distributions in excess of) net investment income	$(1,120)	$(361)	$129	$129

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 98

ANNUAL REPORT AUGUST 31

2005

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

(Amounts in thousands)

	Enhanced Income Fund		Global Strategic Income Fund
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
INCREASE (DECREASE) IN NET ASSETS
Net investment income (loss)	$6,157	$5,561	$1,380	$3,878
Net realized gain (loss) on investments, securities sold short, options written, futures, swaps and foreign currency transactions	(464)	(1,528)	2,413	6,443
Change in net unrealized appreciation/depreciation of investments, securities sold short, options written, futures, swaps and foreign currency translations	105	330	(1,738)	(4,212)
Change in net assets resulting from operations	5,798	4,363	2,055	6,109
DISTRIBUTIONS TO SHAREHOLDERS
Class A Shares
From net investment income	-	-	(104)	(28)
Class B Shares
From net investment income	-	-	(149)	-
Class C Shares
From net investment income	-	-	(58)	-
Class M Shares
From net investment income	-	-	(124)	-
Select Class Shares
From net investment income	-	-	(96)	(154)
Institutional Class Shares
From net investment income	(6,102)	(5,541)	(782)	(3,689)
Total distributions to shareholders	(6,102)	(5,541)	(1,313)	(3,871)
CAPITAL SHARE TRANSACTIONS
Increase (decrease)	(130,104)	(59,478)	(20,984)	(70,427)
NET ASSETS
Total increase (decrease) in net assets	(130,408)	(60,656)	(20,242)	(68,189)
Beginning of period	293,752	354,408	42,544	110,733
End of period	$163,344	$293,752	$22,302	$42,544
Accumulated undistributed (distributions in excess of) net investment income	$(45)	$(105)	$245	$(148)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 99

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

(Amounts in thousands)

	Short Term Bond Fund		Short Term Bond Fund II
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
INCREASE (DECREASE) IN NET ASSETS
Net investment income (loss)	$24,577	$20,769	$29,791	$27,977
Net realized gain (loss) on investments, securities sold short, options written, futures, swaps and foreign currency transactions	(8,477)	3,116	(11,671)	1,244
Change in net unrealized appreciation/depreciation of investments, securities sold short, options written, futures, swaps and foreign currency translations	(4,908)	(5,507)	(7,917)	(5,601)
Change in net assets resulting from operations	11,192	18,378	10,203	23,620
Net equalization credits/(debits)	-	-	-	(357)
DISTRIBUTIONS TO SHAREHOLDERS
Class A Shares
From net investment income	(107)	(131)	(1,413)	(955	)(a)
Class M Shares
From net investment income	-	-	(13,004)	(15,711	)(a)
Select Class Shares
From net investment income	(4,429)	(2,353)	(14,903)	(11,173	)(a)
Institutional Class Shares
From net investment income	(21,549)	(17,897)	-	-
Ultra Shares
From net investment income	-	-	-	-
Total distributions to shareholders	(26,085)	(20,381)	(29,320)	(27,839)
CAPITAL SHARE TRANSACTIONS
Increase (decrease)	(90,441)	(195,985)	(326,704)	(358,251)
NET ASSETS
Total increase (decrease) in net assets	(105,334)	(197,988)	(345,821)	(362,827)
Beginning of period	739,222	937,210	1,190,944	1,553,771
End of period	$633,888	$739,222	$845,123	$1,190,944
Accumulated undistributed (distributions in excess of) net investment income	$(319)	$2,034	$(1,773)	$(2,251)

(a) Includes return of capital of $7, $80 and $62 for Class A, Class M and Select Class, respectively (amounts in thousands).

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 100

ANNUAL REPORT AUGUST 31

2005

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

(Amounts in thousands)

	Bond Fund		Emerging Markets Debt Fund
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
CAPITAL TRANSACTIONS
Class A Shares
Proceeds from shares issued	$3,751	$1,767	$-	$-
Dividends reinvested	240	143	-	-
Cost of shares redeemed	(981)	(907)	-	-
Change in net assets from Class A capital transactions	$3,010	$1,003	$-	$-
Class B Shares
Proceeds from shares issued	$811	$237	$-	$-
Dividends reinvested	53	67	-	-
Cost of shares redeemed	(523)	(836)	-	-
Change in net assets from Class B capital transactions	$341	$(532)	$-	$-
Class C Shares
Proceeds from shares issued	$414	$127	$-	$-
Dividends reinvested	14	14	-	-
Cost of shares redeemed	(210)	(199)	-	-
Change in net assets from Class C capital transactions	$218	$(58)	$-	$-
Select Class Shares
Proceeds from shares issued	$89,091	$45,098	$39,420	$14,341
Dividends reinvested	12,184	15,587	6,068	3,085
Cost of shares redeemed	(83,731)	(179,415)	(46,207)	(45,233)
Redemption fees	-	-	- (b)	-
Change in net assets from Select Class capital transactions	$17,544	$(118,730)	$(719)	$(27,807)
Institutional Class Shares
Proceeds from shares issued	$73,182	$75,515	$-	$-
Dividends reinvested	13,217	15,282	-	-
Cost of shares redeemed	(138,577)	(252,219)	-	-
Change in net assets from Institutional Class capital transactions	$(52,178)	$(161,422)	$-	$-
Ultra Shares
Proceeds from shares issued	$57,221	$69,894	$-	$-
Dividends reinvested	21,223	24,753	-	-
Cost of shares redeemed	(325,211)	(159,036)	-	-
Change in net assets from Ultra capital transactions	$(246,767)	$(64,389)	$-	$-

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 101

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE YEARS INDICATED

(Amounts in thousands)

	Bond Fund		Emerging Markets Debt Fund
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
SHARE TRANSACTIONS
Class A Shares
Issued	383	177	-	-
Reinvested	24	14	-	-
Redeemed	(100)	(91)	-	-
Change in Class A Shares	307	100	-	-
Class B Shares
Issued	83	24	-	-
Reinvested	5	7	-	-
Redeemed	(53)	(86)	-	-
Change in Class B Shares	35	(55)	-	-
Class C Shares
Issued	42	13	-	-
Reinvested	1	1	-	-
Redeemed	(21)	(20)	-	-
Change in Class C Shares	22	(6)	-	-
Select Class Shares
Issued	9,140	4,528	4,280	1,542
Reinvested	1,251	1,575	681	330
Redeemed	(8,565)	(18,118)	(5,026)	(4,787)
Redemption fees	-	-	- (b)	-
Change in Select Class Shares	1,826	(12,015)	(65)	(2,915)
Institutional Class Shares
Issued	7,505	7,584	-	-
Reinvested	1,358	1,545	-	-
Redeemed	(14,161)	(25,296)	-	-
Change in Institutional Class Shares	(5,298)	(16,167)	-	-
Ultra Shares
Issued	5,835	7,078	-	-
Reinvested	2,179	2,501	-	-
Redeemed	(33,265)	(16,016)	-	-
Change in Ultra Shares	(25,251)	(6,437)	-	-

  (b)  Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 102

ANNUAL REPORT AUGUST 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE YEARS INDICATED

(Amounts in thousands)

	Enhanced Income Fund		Global Strategic Income Fund
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
CAPITAL TRANSACTIONS
Class A Shares:
Proceeds from shares issued	$-	$-	$1,178	$838
Shares issued in connection with Fund reorganization (Note 9)	-	-	3,011	-
Dividends reinvested	-	-	69	26
Cost of shares redeemed	-	-	(1,137)	(466)
Change in net assets from Class A capital transactions	$-	$-	$3,121	$398
Class B Shares
Proceeds from shares issued	$-	$-	$482	$-
Shares issued in connection with Fund reorganization (Note 9)	-	-	7,328	-
Dividends reinvested	-	-	80	-
Cost of shares redeemed	-	-	(1,218)	(317)
Change in net assets from Class B capital transactions	$-	$-	$6,672	$(317)
Class C Shares
Proceeds from shares issued	$-	$-	$276	$-
Shares issued in connection with Fund reorganization (Note 9)	-	-	2,925	-
Dividends reinvested	-	-	36	-
Cost of shares redeemed	-	-	(626)	-
Change in net assets from Class C capital transactions	$-	$-	$2,611	$-
Class M Shares
Proceeds from shares issued	$-	$-	$14	$-
Shares issued in connection with Fund reorganization (Note 9)	-	-	6,507	-
Dividends reinvested	-	-	-	-
Cost of shares redeemed	-	-	(1,492)	-
Change in net assets from Class M capital transactions	$-	$-	$5,029	$-
Select Class Shares
Proceeds from shares issued	$-	$-	$695	$271
Dividends reinvested	-	-	88	141
Cost of shares redeemed	-	-	(1,313)	(1,058)
Change in net assets from Select Class capital transactions	$-	$-	$(530)	$(646)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 103

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

(Amounts in thousands)

	Enhanced Income Fund		Global Strategic Income Fund
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
CAPITAL TRANSACTIONS
Institutional Class Shares
Proceeds from shares issued	$56,236	$263,773	$1,797	$861
Dividends reinvested	4,840	3,814	103	263
Cost of shares redeemed	(191,180)	(327,065)	(39,787)	(70,986)
Change in net assets from Institutional Class capital transactions	$(130,104)	$(59,478)	$(37,887)	$(69,862)
SHARE TRANSACTIONS
Class A Shares
Issued	-	-	128	93
Shares issued in connection with Fund reorganization (Note 9)	-	-	325	-
Reinvested	-	-	7	3
Redeemed	-	-	(123)	(52)
Change in Class A Shares	-	-	337	44
Class B Shares
Issued	-	-	51	-
Shares issued in connection with Fund reorganization (Note 9)	-	-	792	-
Reinvested	-	-	9	-
Redeemed	-	-	(132)	(36)
Change in Class B Shares	-	-	720	(36)
Class C Shares
Issued	-	-	30	-
Shares issued in connection with Fund reorganization (Note 9)	-	-	316	-
Reinvested	-	-	4	-
Redeemed	-	-	(68)	-
Change in Class C Shares	-	-	282	-

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 104

ANNUAL REPORT AUGUST 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE YEARS INDICATED

(Amounts in thousands)

	Enhanced Income Fund		Global Strategic Income Fund
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
SHARE TRANSACTIONS
Class M Shares
Issued	-	-	2	-
Shares issued in connection with Fund Reorganization (Note 9)	-	-	702	-
Reinvested	-	-	-	-
Redeemed	-	-	(162)	-
Change in Class M Shares	-	-	542	-
Select Class Shares
Issued	-	-	75	30
Reinvested	-	-	10	15
Redeemed	-	-	(142)	(116)
Change in Select Class Shares	-	-	(57)	(71)
Institutional Class Shares
Issued	5,720	26,783	193	94
Reinvested	492	388	11	29
Redeemed	(19,434)	(33,263)	(4,321)	(7,786)
Change in Institutional Class Shares	(13,222)	(6,092)	(4,117)	(7,663)

  (b)  Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 105

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

(Amounts in thousands)

	Short Term Bond Fund		Short Term Bond Fund II
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
CAPITAL TRANSACTIONS
Class A Shares
Proceeds from shares issued	$2,274	$1,777	$4,516	$45,840
Dividends reinvested	88	60	1,265	815
Cost of shares redeemed	(1,576)	(7,872)	(19,040)	(35,304)
Change in net assets from Class A capital transactions	$786	$(6,035)	$(13,259)	$11,351
Class M Shares
Proceeds from shares issued	$-	$-	$27,844	$62,729
Dividends reinvested	-	-	2	20
Cost of shares redeemed	-	-	(289,937)	(584,516)
Change in net assets from Class M capital transactions	$-	$-	$(262,091)	$(521,767)
Select Class Shares
Proceeds from shares issued	$117,275	$46,594	$87,195	$354,225
Dividends reinvested	1,911	1,497	876	1,103
Cost of shares redeemed	(52,431)	(75,703)	(139,425)	(203,163)
Change in net assets from Select Class capital transactions	$66,755	$(27,612)	$(51,354)	$152,165
Institutional Class Shares
Proceeds from shares issued	$115,405	$232,147	$-	$-
Dividends reinvested	14,337	12,345	-	-
Cost of shares redeemed	(287,724)	(406,830)	-	-
Change in net assets from Institutional Class capital transactions	$(157,982)	$(162,338)	$-	$-

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 106

ANNUAL REPORT AUGUST 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE YEARS INDICATED

(Amounts in thousands)

	Short Term Bond Fund		Short Term Bond Fund II
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
SHARE TRANSACTIONS
Class A Shares
Issued	233	180	447	4,499
Reinvested	9	6	125	80
Redeemed	(162)	(800)	(1,885)	(3,449)
Change in Class A Shares	80	(614)	(1,313)	1,130
Class M Shares
Issued	-	-	2,759	6,131
Reinvested	-	-	- (b)	2
Redeemed	-	-	(28,681)	(57,237)
Change in Class M Shares	-	-	(25,922)	(51,104)
Select Class Shares
Issued	12,075	4,723	8,603	34,518
Reinvested	196	152	86	108
Redeemed	(5,395)	(7,682)	(13,773)	(19,866)
Change in Select Class Shares	6,876	(2,807)	(5,084)	14,760
Institutional Class Shares
Issued	11,837	23,525	-	-
Reinvested	1,475	1,252	-	-
Redeemed	(29,572)	(41,331)	-	-
Change in Institutional Class Shares	(16,260)	(16,554)	-	-

  (b)  Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 107

JPMorgan Global Strategic Income Fund

STATEMENT OF
CASH FLOWS  FOR THE YEAR ENDED AUGUST 31, 2005

(Amounts in thousands)

INCREASE (DECREASE) IN CASH:
Cash flows provided by operating activities:
Net interest and dividend income received	$1,875
Operating expenses paid	(472)
Expense reimbursements received	32
Purchases of long-term investments	(129,980)
Net (purchases)/sales of short-term investments	1,373
Proceeds from dispostion of long term investments and principal paydowns	156,393
Net cash provided for futures transactions	30
Net cash provided for foreign exchange transactions	336
Net cash provided by operating activities	29,587
Cash flows used by financing activities:
Proceeds from shares sold	4,422
Cash received in reorganization - See Note 9	215
Payment from shares redeemed	(45,458)
Cash distributions paid	(1,081)
Net cash used in financing activities	(41,902)
Net increase (decrease) in cash	(12,315)
Cash, beginning of year	12,332
Cash, end of year	$17

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 108

ANNUAL REPORT AUGUST 31

2005

STATEMENT OF
CASH FLOWS (CONTINUED)  FOR THE YEAR ENDED AUGUST 31, 2005

(Amounts in thousands)

RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATION TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$2,055
Decrease in market value of investments*	25,673
Decrease in receivable for investment securities sold	(373)
Decrease in dividends and interest receivable	191
Increase in expense reimbursement receivable	(14)
Decrease in unrealized appreciation on foreign exchange contracts	47
Decrease in net variation margin receivable	21
Increase in payable for investment securities purchased	1,943
Decrease in accrued expenses	(122)
Increase in other assets and liabilities (net) in reorganization - See Note 9	166
Total adjustments	27,532
Net cash provided by operating activities	$29,587

NON-CASH TRANSACTIONS

In connection with the reorganization described in Note 9, the Global Strategic Income Fund acquired $19,390 of investments and other assets and liabilities (net) of $381 in exchange for the issuance of capital shares with a value of $19,771.

CASH PAID FOR INTEREST	$1

  *  Excludes investments received in connection with the reorganization described in Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 109

JPMorgan Funds

FINANCIAL HIGHLIGHTS

Class A

	Per share operating performance:
		Investment operations:				Distributions:
	Net Asset value, beginning of period	Net Investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax Return of Capital		Total distributions	Net Asset value, end of period	Total return (excludes sales charge) (d)
BOND FUND
Year Ended August 31, 2005	$10.05	0.36		0.13	0.49	(0.39)	(0.30)	-		(0.69)	$9.85	5.06%
Year Ended August 31, 2004	$10.03	0.32		0.32	0.64	(0.32)	(0.30)	-		(0.62)	$10.05	6.61%
Year Ended August 31, 2003	$10.07	0.40		0.04	0.44	(0.40)	(0.08)	-		(0.48)	$10.03	4.32%
November 1, 2001 To August 31, 2002(a)	$10.08	0.31		0.05	0.36	(0.31)	(0.06)	-		(0.37)	$10.07	3.72%
September 10, 2001(b) To October 31, 2001	$9.89	0.06	(c)	0.20	0.26	(0.07)	-	-		(0.07)	$10.08	2.63%
GLOBAL STRATEGIC INCOME FUND
Year Ended August 31, 2005	$9.08	0.30		0.33	0.63	(0.38)	-	-		(0.38)	$9.33	7.04%
Year Ended August 31, 2004	$8.92	0.48	(c)	0.15	0.63	(0.47)	-	-		(0.47)	$9.08	7.20%
Year Ended August 31, 2003	$8.64	0.40	(c)	0.31	0.71	(0.43)	-	-		(0.43)	$8.92	8.33%
November 1, 2001 To August 31, 2002(a)	$8.91	0.55		(0.33)	0.22	(0.47)	(0.02)	-		(0.49)	$8.64	2.54%
September 10, 2001(b) To October 31, 2001	$9.13	0.09	(c)	(0.22)	(0.13)	(0.09)	-	-		(0.09)	$8.91	(2.30)%
SHORT TERM BOND FUND
Year Ended August 31, 2005	$9.84	0.31		(0.19)	0.12	(0.32)	-	-		(0.32)	$9.64	1.29%
Year Ended August 31, 2004	$9.85	0.20		(0.01)	0.19	(0.20)	-	-		(0.20)	$9.84	1.92%
Year Ended August 31, 2003	$10.03	0.24		(0.03)	0.21	(0.25)	(0.14)	-		(0.39)	$9.85	2.08%
November 1, 2001 To August 31, 2002(a)	$10.01	0.27		0.05	0.32	(0.26)	(0.04)	-		(0.30)	$10.03	3.18%
September 10, 2001(b) To October 31, 2001	$9.87	0.05	(c)	0.15	0.20	(0.06)	-	-		(0.06)	$10.01	2.01%
SHORT TERM BOND FUND II
Year Ended August 31, 2005	$10.21	0.31		(0.20)	0.11	(0.30)	-	-		(0.30)	$10.02	1.09%
Year Ended August 31, 2004	$10.23	0.21	(c)	(0.02)	0.19	(0.21)	-	-	(h)	(0.21)	$10.21	1.85%
Year Ended August 31, 2003	$10.33	0.23	(c)	(0.04)	0.19	(0.24)	(0.05)	-	(h)	(0.29)	$10.23	1.88%
November 1, 2001 To August 31, 2002(a)	$10.38	0.25		0.06	0.31	(0.25)	(0.11)	-		(0.36)	$10.33	3.06%
Year Ended October 31, 2001	$9.89	0.43	(c)	0.53	0.96	(0.47)	-	-		(0.47)	$10.38	9.95%
Year Ended October 31, 2000	$9.94	0.56		(0.05)	0.51	(0.56)	-	-		(0.56)	$9.89	5.27%

  (a)  The fund changed its fiscal year end from October 31 to August 31.

  (b)  Commencement of offering of class of shares.

  (c)  Calculated based upon average shares outstanding.

  (d)  Not annualized for periods less than one year.

  (e)  Annualized for periods less than one year.

  (f)  Includes interest expense for custody overdraft of 1 basis point.

  (g)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

  (h)  Rounds to less than $0.01.

  (i)  Effective February 19, 2005, the contractual expense limitation is 1.15%.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 110

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (e)
	Net assets end of period (000's)	Net expenses		Net Investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (d)
BOND FUND
Year Ended August 31, 2005	$5,963	0.75%		3.63%	1.31%		559%
Year Ended August 31, 2004	$3,004	0.75%		3.19%	1.88%		571%
Year Ended August 31, 2003	$2,000	0.75%		3.86%	1.59%		679%
November 1, 2001 To August 31, 2002(a)	$1,000	0.75%		3.59%	5.64%		572%
September 10, 2001(b) To October 31, 2001	$70,000	0.75%		3.93%	10.75%		423%
GLOBAL STRATEGIC INCOME FUND
Year Ended August 31, 2005	$3,965	1.17	%(i)	4.29%	2.11%		461%
Year Ended August 31, 2004	$802	1.27	%(f)	5.31%	4.23%		152%
Year Ended August 31, 2003	$300	1.25%		4.45%	7.26%		248%
November 1, 2001 To August 31, 2002(a)	$70	1.25%		6.20%	35.90	%(g)	178%
September 10, 2001(b) To October 31, 2001	$70	1.25%		6.99%	11.01%		107%
SHORT TERM BOND FUND
Year Ended August 31, 2005	$3,393	0.75%		3.20%	1.21%		194%
Year Ended August 31, 2004	$3,000	0.75%		2.00%	1.17%		261%
Year Ended August 31, 2003	$9,000	0.75%		2.39%	1.10%		386%
November 1, 2001 To August 31, 2002(a)	$10,000	0.75%		3.01%	1.00%		215%
September 10, 2001(b) To October 31, 2001	$2,000	0.75%		3.62%	10.76%		160%
SHORT TERM BOND FUND II
Year Ended August 31, 2005	$41,311	0.75%		2.94%	1.00%		201%
Year Ended August 31, 2004	$55,000	0.75%		2.03%	1.10%		253%
Year Ended August 31, 2003	$44,000	0.75%		2.31%	0.96%		319%
November 1, 2001 To August 31, 2002(a)	$70,000	0.75%		2.66%	1.00%		192%
Year Ended October 31, 2001	$52,000	0.75%		4.25%	1.15%		315%
Year Ended October 31, 2000	$19,000	0.75%		5.68%	1.37%		139%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 111

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class B

	Per share operating performance:
		Investment operations:				Distributions:
	Net Asset value, beginning of period	Net Investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net Asset value, end of period	Total return (excludes sales charge) (e)
BOND FUND
Year Ended August 31, 2005	$9.97	0.29		0.12	0.41	(0.30)	(0.30)	-		(0.60)	$9.78	4.23%
Year Ended August 31, 2004	$9.95	0.25		0.32	0.57	(0.25)	(0.30)	-	(d)	(0.55)	$9.97	5.89%
Year Ended August 31, 2003	$10.05	0.33		(0.03)	0.30	(0.32)	(0.08)	-		(0.40)	$9.95	2.94%
November 1, 2001 To August 31, 2002(a)	$10.08	0.24		0.03	0.27	(0.24)	(0.06)	-		(0.30)	$10.05	2.83%
September 10, 2001(b) To October 31, 2001	$9.89	0.06	(c)	0.19	0.25	(0.06)	-	-		(0.06)	$10.08	2.53%
GLOBAL STRATEGIC
February 18, 2005(b) To August 31, 2005	$9.26	0.19		0.06	0.25	(0.19)	-	-		(0.19)	$9.32	2.77%

  (a)  The fund changed its fiscal year end from October 31 to August 31.

  (b)  Commencement of offering of class of shares.

  (c)  Calculated based upon average shares outstanding.

  (d)  Amount rounds to less than $0.01.

  (e)  Not annualized for periods less than one year.

  (f)  Annualized for periods less than one year.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 112

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (f)
	Net assets end of period (000's)	Net expenses	Net Investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (e)
BOND FUND
Year Ended August 31, 2005	$2,283	1.44%	2.93%	1.90%	559%
Year Ended August 31, 2004	$1,972	1.50%	2.48%	2.36%	571%
Year Ended August 31, 2003	$2,000	1.50%	3.19%	2.14%	679%
November 1, 2001 To August 31, 2002(a)	$1,000	1.50%	2.80%	6.02%	572%
September 10, 2001(b) To October 31, 2001	$64	1.48%	4.07%	11.25%	423%
GLOBAL STRATEGIC
February 18, 2005(b) To August 31, 2005	$6,715	1.65%	3.91%	2.43%	461%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 113

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class C

	Per share operating performance:
		Investment operations:			Distributions:
	Net Asset value, beginning of period	Net Investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net Asset value, end of period	Total return (excludes sales charge) (b)
BOND FUND
Year Ended August 31, 2005	$10.03	0.28	0.12	0.40	(0.30)	(0.30)	(0.60)	$9.83	4.13%
Year Ended August 31, 2004	$10.01	0.24	0.33	0.57	(0.25)	(0.30)	(0.55)	$10.03	5.84%
March 31, 2003(a) To August 31, 2003	$10.22	0.14	(0.21)	(0.07)	(0.14)	-	(0.14)	$10.01	(0.69)%
GLOBAL STRATEGIC INCOME FUND
February 18, 2005(a) To August 31, 2005	$9.26	0.19	0.07	0.26	(0.19)	-	(0.19)	$9.33	2.88%

  (a)  Commencement of offering of class of shares.

  (b)  Not annualized for periods less than one year.

  (c)  Annualized for periods less than one year.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 114

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (c)
	Net assets end of period (000's)	Net expenses	Net Investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (b)
BOND FUND
Year Ended August 31, 2005	$425	1.42%	2.96%	1.82%	559%
Year Ended August 31, 2004	$211	1.50%	2.45%	2.36%	571%
March 31, 2003(a) To August 31, 2003	$200	1.50%	3.02%	1.78%	679%
GLOBAL STRATEGIC INCOME FUND
February 18, 2005(a) To August 31, 2005	$2,631	1.65%	3.91%	2.42%	461%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 115

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class M

	Per share operating performance:
		Investment operations:				Distri butions:
	Net Asset value, beginning of period	Net Investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net Asset value, end of period	Total return (excludes sales charge) (e)
GLOBAL STRATEGIC INCOME FUND
February 18, 2005(a) To August 31, 2005	$9.26	0.20		0.07	0.27	(0.20)	-	-		(0.20)	$9.33	3.00%
SHORT TERM BOND FUND II
Year Ended August 31, 2005	$10.21	0.28		(0.20)	0.08	(0.27)	-	-		(0.27)	$10.02	0.83%
Year Ended August 31, 2004	$10.23	0.18	(c)	(0.02)	0.16	(0.18)	-	-	(d)	(0.18)	$10.21	1.58%
Year Ended August 31, 2003	$10.33	0.21	(c)	(0.04)	0.17	(0.22)	(0.05)	-	(d)	(0.27)	$10.23	1.64%
November 1, 2001 To August 31, 2002(b)	$10.37	0.23		0.06	0.29	(0.22)	(0.11)	-		(0.33)	$10.33	2.92%
Year Ended October 31, 2001	$9.89	0.35	(c)	0.58	0.93	(0.45)	-	-		(0.45)	$10.37	9.63%
Year Ended October 31, 2000	$9.94	0.54		(0.05)	0.49	(0.54)	-	-		(0.54)	$9.89	5.04%

  (a)  Commencement of offering of class of shares.

  (b)  The fund changed its fiscal year end from October 31 to August 31.

  (c)  Calculated based upon average shares outstanding.

  (d)  Rounds to less than $0.01.

  (e)  Not annualized for periods less than one year.

  (f)  Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 116

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (f)
	Net assets end of period (000's)	Net expenses	Net Investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (e)
GLOBAL STRATEGIC INCOME FUND
February 18, 2005(a) To August 31, 2005	$5,057	1.45%	4.09%	2.20%	461%
SHORT TERM BOND FUND II
Year Ended August 31, 2005	$371,756	1.00%	2.67%	1.03%	201%
Year Ended August 31, 2004	$643,278	1.00%	1.75%	1.04%	253%
Year Ended August 31, 2003	$1,168,000	1.00%	2.07%	1.04%	319%
November 1, 2001 To August 31, 2002(b)	$1,127,000	1.00%	2.41%	1.03%	192%
Year Ended October 31, 2001	$689,000	1.00%	3.45%	1.11%	315%
Year Ended October 31, 2000	$13,000	0.99%	5.51%	1.73%	139%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 117

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Select Class

	Per share operating performance:
		Investment operations:				Distributions:
	Net Asset value, beginning of period	Net Investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Redemption fees		Net Asset value, end of period
BOND FUND
Year Ended August 31, 2005	$9.97	0.36		0.13	0.49	(0.40)	(0.30)	-	(0.70)	-		$9.76
Year Ended August 31, 2004	$9.94	0.33		0.33	0.66	(0.33)	(0.30)	-	(0.63)	-		$9.97
Year Ended August 31, 2003	$10.04	0.40		(0.01)	0.39	(0.41)	(0.08)	-	(0.49)	-		$9.94
November 1, 2001 To August 31, 2002(b)	$10.08	0.32		0.02	0.34	(0.32)	(0.06)	-	(0.38)	-		$10.04
Year Ended October 31, 2001(a)	$9.43	0.52	(d)	0.70	1.22	(0.57)	-	-	(0.57)	-		$10.08
Year Ended October 31, 2000	$9.41	0.58		0.02	0.60	(0.58)	-	-	(0.58)	-		$9.43
EMERGING MARKETS DEBT FUND
Year Ended August 31, 2005	$9.58	0.61		1.08	1.69	(0.67)	(1.31)	-	(1.98)	-	(e)	$9.29
Year Ended August 31, 2004	$9.02	0.67		0.60	1.27	(0.71)	-	-	(0.71)	-		$9.58
Year Ended August 31, 2003	$7.53	0.68		1.53	2.21	(0.72)	-	-	(0.72)	-		$9.02
August 1, 2002 To August 31, 2002(c)	$7.05	0.05		0.49	0.54	(0.06)	-	-	(0.06)	-		$7.53
Year Ended July 31, 2002	$7.82	0.77		(0.77)	-	(0.77)	-	-	(0.77)	-		$7.05
Year Ended July 31, 2001	$8.77	0.88		(0.87)	0.01	(0.96)	-	-	(0.96)	-		$7.82
GLOBAL STRATEGIC INCOME FUND
Year Ended August 31, 2005	$9.08	0.46		0.19	0.65	(0.40)	-	-	(0.40)	-		$9.33
Year Ended August 31, 2004	$8.92	0.49	(d)	0.16	0.65	(0.49)	-	-	(0.49)	-		$9.08
Year Ended August 31, 2003	$8.65	0.45	(d)	0.27	0.72	(0.45)	-	-	(0.45)	-		$8.92
November 1, 2001 To August 31, 2002(b)	$8.95	0.45		(0.31)	0.14	(0.42)	-	(0.02)	(0.44)	-		$8.65
Year Ended October 31, 2001(a)	$9.42	0.67	(d)	(0.38)	0.29	(0.76)	-	-	(0.76)	-		$8.95
Year Ended October 31, 2000	$9.47	0.87		(0.26)	0.61	(0.66)	-	-	(0.66)	-		$9.42

  (a)  Prior to the open of business on September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split.

  (b)  The fund changed its fiscal year end from October 31 to August 31.

  (c)  The fund changed its fiscal year end from July 31 to August 31.

  (d)  Calculated based upon average shares outstanding.

  (e)  Amount rounds to less than $0.01.

  (f)  Not annualized for periods less than one year.

  (g)  Annualized for periods less than one year.

  (h)  Includes interest expense for custody overdraft of 1 basis point.

  (i)  Percentages prior to September 10, 2001 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

  (j)  Percentages prior to September 10, 2001 reflect the portfolio turnover of The Emerging Markets Debt Portfolio, in which the Fund invested all of its investable assets.

  (k)  Percentages prior to September 10, 2001 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.

  (l)  Percentages prior to September 10, 2001 reflect the portfolio turnover The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 118

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (g)
	Total return (excludes sales charge) (f)	Net assets end of period (000's)	Net expenses		Net Investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (f)
BOND FUND
Year Ended August 31, 2005	5.12%	$202,659	0.66%		3.72%	0.74%	559%
Year Ended August 31, 2004	6.88%	$188,775	0.66%		3.33%	0.78%	571%
Year Ended August 31, 2003	3.82%	$308,000	0.66%		3.97%	0.76%	679%
November 1, 2001 To August 31, 2002(b)	3.57%	$312,000	0.66%		3.95%	0.74%	572%
Year Ended October 31, 2001(a)	13.32%	$315,000	0.69%		5.77%	0.70%	423	%(i)
Year Ended October 31, 2000	6.61%	$240,000	0.69%		6.19%	0.69%	531	%(i)
EMERGING MARKETS DEBT FUND
Year Ended August 31, 2005	19.87%	$34,448	1.25%		6.56%	1.72%	337%
Year Ended August 31, 2004	14.56%	$36,145	1.26	%(h)	7.01%	1.65%	166%
Year Ended August 31, 2003	30.49%	$60,000	1.25%		8.11%	1.52%	157%
August 1, 2002 To August 31, 2002(c)	7.69%	$41,000	1.25%		9.86%	1.30%	12%
Year Ended July 31, 2002	(0.67)%	$35,000	1.25%		9.59%	1.54%	110	%(j)
Year Ended July 31, 2001	(0.17%)	$35,000	1.25%		11.20%	1.92%	141	%(j)
GLOBAL STRATEGIC INCOME FUND
Year Ended August 31, 2005	7.30%	$1,892	0.95%		4.30%	1.86%	461%
Year Ended August 31, 2004	7.48%	$2,364	1.01	%(h)	5.44%	1.95%	152%
Year Ended August 31, 2003	8.48%	$3,000	1.00%		5.10%	1.48%	248%
November 1, 2001 To August 31, 2002(b)	1.61%	$5,000	1.00%		6.08%	1.48%	178%
Year Ended October 31, 2001(a)	5.46%	$5,000	1.00%		7.32%	2.63%	107	%(k)
Year Ended October 31, 2000	6.57%	$7,000	1.00%		7.05%	2.50%	266	%(k)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 119

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Select Class (continued)

	Per share operating performance:
		Investment operations:				Distributions:
	Net Asset value, beginning of period	Net Investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net Asset value, end of period	Total return (excludes sales charge) (f)
SHORT TERM BOND FUND
Year Ended August 31, 2005	$9.84	0.32		(0.17)	0.15	(0.35)	-	-		(0.35)	$9.64	1.52%
Year Ended August 31, 2004	$9.86	0.22		(0.02)	0.20	(0.22)	-	-		(0.22)	$9.84	1.99%
Year Ended August 31, 2003	$10.04	0.26		(0.03)	0.23	(0.27)	(0.14)	-		(0.41)	$9.86	2.28%
November 1, 2001 To August 31, 2002(b)	$10.03	0.28		0.04	0.32	(0.27)	(0.04)	-		(0.31)	$10.04	3.21%
Year Ended October 31, 2001(a)	$9.61	0.51	(d)	0.46	0.97	(0.55)	-	-		(0.55)	$10.03	10.39%
Year Ended October 31, 2000	$9.70	0.58		(0.09)	0.49	(0.58)	-	-		(0.58)	$9.61	5.19%
SHORT TERM BOND FUND II
Year Ended August 31, 2005	$10.22	0.32		(0.18)	0.14	(0.33)	-	-		(0.33)	$10.03	1.35%
Year Ended August 31, 2004	$10.25	0.23	(d)	(0.03)	0.20	(0.23)	-	-	(e)	(0.23)	$10.22	2.01%
Year Ended August 31, 2003	$10.35	0.27	(d)	(0.05)	0.22	(0.27)	(0.05)	-	(e)	(0.32)	$10.25	2.15%
November 1, 2001 To August 31, 2002(b)	$10.40	0.26		0.07	0.33	(0.27)	(0.11)	-		(0.38)	$10.35	3.30%
Year Ended October 31, 2001	$9.90	0.42	(d)	0.57	0.99	(0.49)	-	-		(0.49)	$10.40	10.29%
Year Ended October 31, 2000	$9.95	0.59		(0.05)	0.54	(0.59)	-	-		(0.59)	$9.90	5.56%

(a)  Prior to the open of business on September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split.

  (b)  The fund changed its fiscal year end from October 31 to August 31.

  (c)  The fund changed its fiscal year end from July 31 to August 31.

  (d)  Calculated based upon average shares outstanding.

  (e)  Amount rounds to less than $0.01.

  (f)  Not annualized for periods less than one year.

  (g)  Annualized for periods less than one year.

  (h)  Includes interest expense for custody overdraft of 1 basis point.

  (l)  Percentages prior to September 10, 2001 reflect the portfolio turnover The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 120

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
	Ratios to average net assets: (g)
	Net assets end of period (000's)	Net expenses	Net Investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (f)
SHORT TERM BOND FUND
Year Ended August 31, 2005	$159,035	0.56%	3.48%	0.68%	194%
Year Ended August 31, 2004	$94,681	0.58%	2.22%	0.73%	261%
Year Ended August 31, 2003	$122,000	0.56%	2.59%	0.71%	386%
November 1, 2001 To August 31, 2002(b)	$122,000	0.57%	3.22%	0.72%	215%
Year Ended October 31, 2001(a)	$67,000	0.60%	5.22%	0.82%	160	%(l)
Year Ended October 31, 2000	$38,000	0.60%	6.00%	0.82%	271	%(l)
SHORT TERM BOND FUND II
Year Ended August 31, 2005	$432,056	0.50%	3.21%	0.68%	201%
Year Ended August 31, 2004	$492,178	0.50%	2.26%	0.70%	253%
Year Ended August 31, 2003	$342,000	0.50%	2.58%	0.70%	319%
November 1, 2001 To August 31, 2002(b)	$144,000	0.50%	2.91%	0.70%	192%
Year Ended October 31, 2001	$144,000	0.50%	4.15%	0.77%	315%
Year Ended October 31, 2000	$21,000	0.45%	5.99%	1.02%	139%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 121

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Institutional Class

	Per share operating performance:
		Investment operations:				Distributions:
	Net Asset value, beginning of period	Net Investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net Asset value, end of period	Total return (excludes sales charge) (d)
BOND FUND
Year Ended August 31, 2005	$9.96	0.38		0.13	0.51	(0.42)	(0.30)	-	(0.72)	$9.75	5.33%
Year Ended August 31, 2004	$9.94	0.35		0.32	0.67	(0.35)	(0.30)	-	(0.65)	$9.96	6.96%
Year Ended August 31, 2003	$10.04	0.42		(0.02)	0.40	(0.42)	(0.08)	-	(0.50)	$9.94	3.99%
November 1, 2001 To August 31, 2002(a)	$10.08	0.34		0.02	0.36	(0.34)	(0.06)	-	(0.40)	$10.04	3.71%
Year Ended October 31, 2001	$9.43	0.58	(c)	0.65	1.23	(0.58)	-	-	(0.58)	$10.08	13.46%
Year Ended October 31, 2000	$9.41	0.60		0.02	0.62	(0.60)	- (j)	-	(0.60)	$9.43	6.83%
ENHANCED INCOME FUND
Year Ended August 31, 2005	$9.84	0.28		(0.02)	0.26	(0.28)	-	-	(0.28)	$9.82	2.69%
Year Ended August 31, 2004	$9.86	0.14		(0.02)	0.12	(0.14)	-	-	(0.14)	$9.84	1.28%
Year Ended August 31, 2003	$9.98	0.23		(0.12)	0.11	(0.23)	-	-	(0.23)	$9.86	1.14%
November 30, 2001(b) To August 31, 2002	$10.00	0.18		(0.02)	0.16	(0.18)	-	-	(0.18)	$9.98	1.58%
GLOBAL STRATEGIC INCOME FUND
Year Ended August 31, 2005	$9.08	(0.12)		0.80	0.68	(0.43)	-	-	(0.43)	$9.33	7.63%
Year Ended August 31, 2004	$8.92	0.51	(c)	0.17	0.68	(0.52)	-	-	(0.52)	$9.08	7.85%
Year Ended August 31, 2003	$8.65	0.48	(c)	0.27	0.75	(0.48)	-	-	(0.48)	$8.92	8.86%
November 1, 2001 To August 31, 2002(a)	$8.95	0.47		(0.30)	0.17	(0.45)	-	(0.02)	(0.47)	$8.65	1.92%
Year Ended October 31, 2001	$9.29	0.69	(c)	(0.16)	0.53	(0.87)	-	-	(0.87)	$8.95	5.86%
Year Ended October 31, 2000	$9.35	0.88		(0.25)	0.63	(0.69)	-	-	(0.69)	$9.29	6.93%
SHORT TERM BOND FUND
Year Ended August 31, 2005	$9.85	0.36		(0.19)	0.17	(0.38)	-	-	(0.38)	$9.64	1.75%
Year Ended August 31, 2004	$9.86	0.25		(0.02)	0.23	(0.24)	-	-	(0.24)	$9.85	2.38%
Year Ended August 31, 2003	$10.05	0.28		(0.04)	0.24	(0.29)	(0.14)	-	(0.43)	$9.86	2.44%
November 1, 2001 To August 31, 2002(a)	$10.03	0.29		0.06	0.35	(0.29)	(0.04)	-	(0.33)	$10.05	3.55%
Year Ended October 31, 2001	$9.58	0.54	(c)	0.46	1.00	(0.55)	-	-	(0.55)	$10.03	10.70%
Year Ended October 31, 2000	$9.67	0.60		(0.08)	0.52	(0.61)	-	-	(0.61)	$9.58	5.49%

(a)  The fund changed its fiscal year end from October 31 to August 31.

  (b)  Commencement of operations.

  (c)  Calculated based upon average shares outstanding.

  (d)  Not annualized for periods less than one year.

  (e)  Annualized for periods less than one year.

  (f)  Includes interest expense for custody overdraft of 1 basis point.

  (g)  Percentages prior to September 10, 2001 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

  (h)  Percentages prior to September 10, 2001 reflect the portfolio turnover of The Emerging Markets Debt Portfolio, in which the Fund invested all of its investable assets.

  (i)  Percentages prior to September 10, 2001 reflect the portfolio turnover of The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

  (j)  Amount is less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 122

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (e)
	Net assets end of period (000's)	Net expenses		Net Investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (d)
BOND FUND
Year Ended August 31, 2005	$259,697	0.49%		3.85%	0.59%	559%
Year Ended August 31, 2004	$318,100	0.49%		3.51%	0.62%	571%
Year Ended August 31, 2003	$478,000	0.49%		4.10%	0.60%	679%
November 1, 2001 To August 31, 2002(a)	$747,000	0.49%		4.14%	0.58%	572%
Year Ended October 31, 2001	$1,016,000	0.49%		5.98%	0.51%	423	%(g)
Year Ended October 31, 2000	$907,000	0.49%		6.37%	0.49%	531	%(g)
ENHANCED INCOME FUND
Year Ended August 31, 2005	$163,344	0.20%		2.66%	0.56%	128%
Year Ended August 31, 2004	$293,752	0.20%		1.47%	0.56%	156%
Year Ended August 31, 2003	$354,000	0.20%		2.33%	0.56%	328%
November 30, 2001(b) To August 31, 2002	$300,000	0.20%		2.40%	0.68%	120%
GLOBAL STRATEGIC INCOME FUND
Year Ended August 31, 2005	$2,042	0.65%		4.45%	1.36%	461%
Year Ended August 31, 2004	$40,000	0.66	%(f)	5.63%	1.22%	152%
Year Ended August 31, 2003	$108,000	0.65%		5.42%	0.97%	248%
November 1, 2001 To August 31, 2002(a)	$135,000	0.65%		6.44%	0.98%	178%
Year Ended October 31, 2001	$143,000	0.65%		7.50%	0.80%	107	%(h)
Year Ended October 31, 2000	$163,000	0.65%		7.36%	0.80%	266	%(h)
SHORT TERM BOND FUND
Year Ended August 31, 2005	$471,460	0.30%		3.60%	0.53%	194%
Year Ended August 31, 2004	$641,869	0.30%		2.49%	0.55%	261%
Year Ended August 31, 2003	$806,000	0.30%		2.85%	0.55%	386%
November 1, 2001 To August 31, 2002(a)	$618,000	0.30%		3.53%	0.54%	215%
Year Ended October 31, 2001	$697,000	0.30%		5.52%	0.48%	160	%(i)
Year Ended October 31, 2000	$415,000	0.30%		6.30%	0.47%	271	%(i)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 123

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Ultra

	Per share operating performance:
		Investment operations:				Distributions:
	Net Asset value, beginning of period	Net Investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net Asset value, end of period	Total return (excludes sales charge) (d)
BOND FUND
Year Ended August 31, 2005	$9.97	0.32		0.20	0.52	(0.43)	(0.30)	-	(0.73)	$9.76	5.45%
Year Ended August 31, 2004	$9.95	0.36		0.32	0.68	(0.36)	(0.30)	-	(0.66)	$9.97	7.05%
Year Ended August 31, 2003	$10.05	0.43		(0.02)	0.41	(0.43)	(0.08)	-	(0.51)	$9.95	4.08%
November 1, 2001 To August 31, 2002(b)	$10.09	0.34		0.02	0.36	(0.34)	(0.06)	-	(0.40)	$10.05	3.80%
Year Ended October 31, 2001(a)	$9.47	0.54	(c)	0.72	1.26	(0.62)	(0.02)	-	(0.64)	$10.09	13.63%
Year Ended October 31, 2000	$9.46	0.64		(0.02)	0.62	(0.61)	-	-	(0.61)	$9.47	6.92%

  (a)  Prior to the open of business on September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split.

  (b)  The fund changed its fiscal year from October 31 to August 31.

  (c)  Calculated based upon average shares outstanding.

  (d)  Not annualized for periods less than one year.

  (e)  Annualized for periods less than one year.

  (f)  Percentages prior to September 10, 2001 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 124

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (e)
	Net assets end of period (000's)	Net expenses	Net Investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (d)
BOND FUND
Year Ended August 31, 2005	$126,272	0.40%	3.90%	0.51%	559%
Year Ended August 31, 2004	$380,794	0.40%	3.59%	0.56%	571%
Year Ended August 31, 2003	$444,000	0.40%	4.19%	0.55%	679%
November 1, 2001 To August 31, 2002(b)	$609,000	0.40%	4.20%	0.53%	572%
Year Ended October 31, 2001(a)	$598,000	0.37%	6.08%	0.47%	423	%(f)
Year Ended October 31, 2000	$466,000	0.35%	6.49%	0.42%	531	%(f)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 125

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

1. Organization

JPMorgan Mutual Fund Group ("MFG") was organized as a Massachusetts business trust on May 11, 1987. JPMorgan Trust I ("JPM I") was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. MFG and JPM I (the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies.

The following are the six separate funds of the Trusts (collectively, the "Funds") covered by this report:

FUND	CLASSES OFFERED
Bond Fund	Class A, Class B, Class C, Select Class, Institutional Class and Ultra
Emerging Markets Debt Fund	Select Class
Enhanced Income Fund	Institutional Class
Global Strategic Income Fund	Class A, Class B, Class C, Class M, Select Class and Institutional Class
Short Term Bond Fund	Class A, Select Class and Institutional Class
Short Term Bond Fund II	Class A, Class M and Select Class

Effective February 19, 2005, Emerging Markets Debt Fund was renamed from Fleming Emerging Markets Debt Fund with the approval of the Board of Trustees.

Effective February 18, 2005, Class B, Class C and Class M shares commenced operations in the Global Strategic Income Fund.

The Funds, excluding Short Term Bond Fund II, are separate series of JPM I. Short Term Bond Fund II is a separate series of MFG.

Prior to February 19, 2005, Bond Fund, Global Strategic Income Fund and Short Term Bond Fund were a separate series of J.P. Morgan Institutional Funds. Enhanced Income Fund was a separate series of J.P. Morgan Series Trust. Emerging Markets Debt Fund was a separate series of J.P. Morgan Funds. On August 19, 2004, the Board of Trustees of the then existing Trusts approved Agreements and Plans of Reorganization regarding the reorganization of each series of their respective Trust into a corresponding series of J.P. Morgan Mutual Fund Series ("JPMMFS").

At a special meeting of shareholders of the Funds held on January 20, 2005, and adjourned and reconvened on February 3, 2005, shareholders of each of the Funds, except for Short Term Bond Fund II, approved the Agreement and Plan of Reorganization with respect to each Fund. Effective after the close of business on February 18, 2005 pursuant to the Agreement and Plan of Reorganization, the Funds were each reorganized, by means of a tax-free reorganization, as a separate series of JPMMFS. Each corresponding series of JPMMFS had no assets, liabilities or operations prior to the reorganization. The event had no impact on the net assets or results of operations of the Funds.

Additionally, the shareholders of JPMMFS approved an Agreement and Plan of Reorganization and Redomiciliation providing for the reorganization and redomiciliation of each series of JPMMFS as a corresponding series of JPM I, including those series of JPMMFS such as the Funds which became a series of JPMMFS as of February 18, 2005. Therefore, effective after the close of business on February 18, 2005, pursuant to the Agreement and Plan of Reorganization and Redomiciliation, each Fund, other than Short Term Bond Fund II, was reorganized and redomiciled, by means of a tax-free reorganization, as a separate series of JPM I. Each corresponding series of JPM I had no

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assets, liabilities or operations prior to the reorganization. The event had no impact on the net assets or results of operations of the Funds.

Class A and Class M shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Select Class, Institutional Class and Ultra shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees (and during the current fiscal year bore different transfer agent fees) and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Funds' prospectus.

On November 11, 2004, the Board of Trustees approved the increase of the maximum front-end sales charge for Class A shares from 1.50% to 3.00% for Short Term Bond Fund and Short Term Bond Fund II for shares purchased on or after November 15, 2004.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments - Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent of principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in less than 61 days), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Short-term investments maturing in less than 61 days are generally valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Repurchase Agreements - The Funds may enter into repurchase agreement transactions with institutions that meet the advisor's credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement

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(CONTINUED)

transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C. Restricted and Illiquid Securities - The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult. The following is the market value and percentage of net assets of restricted and illiquid securities as of August 31, 2005 (amounts in thousands):

	Illiquid		Restricted*
FUND
Bond Fund	$20,763	3.48%	$20,763	3.48%
Enhanced Income Fund	7,911	4.85	7,911	4.85
Global Strategic Income Fund	2,467	11.06	2,467	11.06
Short Term Bond Fund	41,918	6.61	41,918	6.61
Short Term Bond Fund II	48,123	5.69	48,123	5.69

  *  Includes illiquid securities

D. Futures Contracts - The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period.

Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of August 31, 2005, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E. Foreign Currency Translation - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market

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value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

F. Forward Foreign Currency Exchange Contracts - The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund's exposure to foreign currency exchange fluctuations. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, or the delivery of the currency exchange is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of August 31, 2005, the Funds had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

G. Written Options - When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Funds' Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Funds write options on securities, futures and interest rate swaps ("swaptions"). These options are settled for cash and subject the Funds to unlimited risk of loss. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of August 31, 2005, the Funds had written options contracts outstanding as listed on their Schedules of Portfolio Investments and on the following page.

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(CONTINUED)

Transactions in options written during the twelve months ended August 31, 2005, were as follows (amounts in thousands):

	Bond Fund		Enhanced Income Fund
	Number of Units	Premiums Received	Number of Units	Premiums Received
Options outstanding at August 31, 2004	(507,318)	$2,803	-	$-
Options written	(3,104,017)	30,045	(18,200)	48
Options expired or terminated in closing purchase transactions	2,954,685	(24,316)
Options exercised	-	-	-	-
Options outstanding at August 31, 2005	(656,650)	$8,532	(18,200)	$48
	Short Term Bond Fund		Short Term Bond Fund II
	Number of Units	Premiums Received	Number of Units	Premiums Received
Options outstanding at August 31, 2004	-	$-	-	$-
Options written	(479,101)	802	(483,501)	965
Options expired or terminated in closing purchase transactions	337,501	(424)	282,501	(429)
Options exercised	-	-	-	-
Options outstanding at August 31, 2005	(141,600)	$378	(201,000)	$536

H. Swaps - The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

The Funds may also engage in credit default contracts which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default or bankruptcy). Under the terms of the contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to

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purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Funds may enter into credit default contracts in which they or their counterparties act as guarantors. By acting as the guarantor of the contract, the Funds assume the market and credit risk of the underlying instrument including liquidity and loss of value.

Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the contracts.
As of August 31, 2005, the Funds had outstanding swap agreements as listed on their Schedules of Portfolio Investments.

I. Short Sales - The Funds may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Funds is held by one broker. Interest expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

J. Commitments - The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

K. Dollar Rolls - The Funds may enter into dollar rolls, principally using To Be Announced (TBA) securities, in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

The Funds had TBA Dollar Rolls outstanding as of August 31, 2005, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities. The Funds segregate assets with a current value at least equal to the amount of their TBA Dollar Rolls.

L. Security Transactions and Investment Income - Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes

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(CONTINUED)

withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds' policy to segregate assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

M. Allocation of Income and Expenses - In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trusts are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

N. Federal Income Taxes - Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

O. Foreign Taxes - The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

P. Dividends and Distributions to Shareholders - Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition – "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated undistributed/ (overdistributed) net investment income	Accumulated net realized gain (loss) on investments
Bond Fund	$-	$2,599	$(2,599)
Emerging Markets Debt Fund	-	254	(254)
Enhanced Income Fund	-	5	(5)
Global Strategic Income Fund	1,909	326	(2,235)
Short Term Bond Fund	-	(845)	845
Short Term Bond Fund II	-	7	(7)

The reclassifications for the Funds relate primarily to differences in character for tax purposes of paydown gains and losses, swap and futures payments and foreign currency gains and losses. In addition, the reclassification for Global Strategic Income Fund relates to the tax differences acquired through the merger of Strategic Income Fund into Global Strategic Income Fund.

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Q. Equalization - Short Term Bond Fund II and Global Strategic Income Fund (after the reorganization) use the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Trust shares of beneficial interest equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Trust shares.

R. Redemption Fees - Generally shares of the Emerging Markets Debt Fund and the Global Strategic Income Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share's market value. The redemption fee applies to most shares purchased after February 18, 2005. Redemption fees are paid directly to the applicable Fund.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee - Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Advisor") acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee rate for each Fund is as follows:

Bond Fund	0.30%
Emerging Markets Debt Fund	0.70%
Enhanced Income Fund	0.25%
Global Strategic Income Fund	0.45%
Short Term Bond Fund	0.25%
Short Term Bond Fund II	0.25%

The Advisor waived Investment Advisory Fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund's investment in an affiliated money market fund to the extent required by law.

B. Administration Fee - Effective February 19, 2005, pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, began providing certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the money market funds; Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. ("JPMCB") served as the Funds' Administrator subject to the same fee agreements.

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(CONTINUED)

JPMCB and the Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS"), an indirect, wholly-owned subsidiary of JPMorgan, began serving as the Funds' Sub-administrator (the "Sub-administrator"). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Funds' Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees - Effective February 19, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. The Distributor receives no compensation in its capacity as the Funds' underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Funds' exclusive underwriter. JPMFD received no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted a Distribution Plan (the "Distribution Plan") for Class A, B, C and M Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

	Class A	Class B	Class C	Class M
FUND
Bond Fund	0.25	0.75	0.75	n/a
Global Strategic Income Fund	0.25	0.75	0.75	0.50
Short Term Bond Fund	0.25	n/a	n/a	n/a
Short Term Bond Fund II	0.25	n/a	n/a	0.35

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and Class M shares and the contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the period February 19, 2005 to August 31, 2005, the Distributor received the following amounts:

	12b-1	Front End Sales Charge	CDSC
FUND
Bond Fund	$14	$52	$7
Global Strategic Income Fund	50	9	7
Short Term Bond Fund	3	7	-
Short Term Bond Fund II	855	7	-

JPMFD and the Distributor waived Distribution Fees as outlined in Note 3.F.

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D. Shareholder Servicing Fees - Effective February 19, 2005, the Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides account administration and personal account maintenance services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

	Class A	Class B	Class C	Class M	Select Class	Institutional Class	Ultra
FUND
Bond Fund	0.25	0.25	0.25	n/a	0.25	0.10	0.00 *
Emerging Markets Debt Fund	n/a	n/a	n/a	n/a	0.25	n/a	n/a
Enhanced Income Fund	n/a	n/a	n/a	n/a	n/a	0.10	n/a
Global Strategic Income Fund	0.25	0.25	0.25	0.30	0.25	0.10	n/a
Short Term Bond Fund	0.25	n/a	n/a	n/a	0.25	0.10	n/a
Short Term Bond Fund II	0.25	n/a	n/a	0.25	0.25	n/a	n/a

  *  Prior to February 19, 2005, the Shareholder Servicing Fee for Bond Fund Ultra Shares was 0.05%.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the Funds' Shareholder Servicing Agent. JPMCB was subject to the fee rates disclosed in the previous table.

JPMCB and the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Fund Accounting Fees - JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and fund accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

F. Waivers and Reimbursements - The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plans) exceed the percentages of the Funds' respective average daily net assets as shown in the table below (%):

	Class A	Class B	Class C	Class M	Select Class	Institutional Class	Ultra
FUND
Bond Fund	0.75	1.50	1.50	n/a	0.69	0.49	0.40
Emerging Markets Debt Fund	n/a	n/a	n/a	n/a	1.25	n/a	n/a
Enhanced Income Fund	n/a	n/a	n/a	n/a	n/a	0.25	n/a
Global Strategic Income Fund *	1.15	1.65	1.65	1.45	0.90	0.65	n/a
Short Term Bond Fund	0.75	n/a	n/a	n/a	0.60	0.30	n/a
Short Term Bond Fund II**	0.75	n/a	n/a	0.99	0.50	n/a	n/a

  *  Prior to February 19, 2005, the contractual expense limitation for Global Strategic Income Fund Class A and Select Class were 1.25% and 1.00%, respectively.

  **  Prior to February 19, 2005, the contractual expense limitation for Short Term Bond Fund II Class M was 1.00%.

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(CONTINUED)

The contractual expense limitation agreements were in effect for the year ended August 31, 2005. The expense limitation percentages in the table above are due to expire December 31, 2006.

For the year ended August 31, 2005, the Funds' service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total	Contractual Reimbursements
FUND
Bond Fund	$-	$566	$127	$-	$693	$22
Emerging Markets Debt Fund	50	22	84	-	156	-
Enhanced Income Fund	274	226	231	-	731	-
Global Strategic Income Fund	131	41	23	-	195	46
Short Term Bond Fund	36	762	569	-	1,367	8
Short Term Bond Fund II	-	282	803	10	1,095	-

	Voluntary Waivers
	Investment Advisory	Administration	Total
FUND
Bond Fund	$-	$60	$60
Enhanced Income Fund	14	79	93
Short Term Bond Fund	-	49	49

G. Other - Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended August 31, 2005, Short Term Bond Fund incurred approximately (in thousands) $83 as brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

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2005

NOTES TO FINANCIAL
STATEMENTS

4. Class Specific Expenses

The Funds' class specific expenses for the year ended August 31, 2005 are as follows (amounts in thousands):

	Distribution	Shareholder Servicing	Transfer Agent*
BOND FUND
Class A	$10	$10	$14
Class B	15	5	8
Class C	2	1	1
Select Class	n/a	494	21
Institutional Class	n/a	281	11
Ultra	n/a	84	7
	$27	$875	$62
EMERGING MARKETS DEBT FUND
Select Class	$n/a	$84	$12
ENHANCED INCOME FUND
Institutional Class	$n/a	$231	$9
GLOBAL STRATEGIC INCOME FUND
Class A	$6	$6	$5
Class B	28	9	n/a
Class C	11	4	n/a
Class M	15	9	n/a
Select Class	n/a	5	7
Institutional Class	n/a	19	8
	$60	$52	$20
SHORT TERM BOND FUND
Class A	$8	$7	$9
Select Class	n/a	298	15
Institutional Class	n/a	564	15
	$8	$869	$39
SHORT TERM BOND FUND II
Class A	$122	$122	$34
Class M	1,752	1,251	5
Select Class	n/a	1,166	11
	$1,874	$2,539	$50

  *  Effective February 19, 2005, the Funds no longer bear class specific charges relating to Transfer Agent Fees. The amounts in the table above relate to the fees charged to each specific class prior to February 19, 2005.

JPMORGAN INCOME FUNDS 137

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

5. Investment Transactions

During the year ended August 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
FUND
Bond Fund	$762,803	$958,135	$4,825,417	$4,928,434
Emerging Markets Debt Fund	92,126	95,126	17,209	19,077
Enhanced Income Fund	188,702	314,688	108,193	82,646
Global Strategic Income Fund	26,428	52,308	105,495	104,458
Short Term Bond Fund	457,830	604,095	886,685	706,650
Short Term Bond Fund II	717,787	1,079,521	1,348,132	1,116,340

6. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2005, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
FUND
Bond Fund	$922,174	15,315	(10,937)	$4,378
Emerging Markets Debt Fund	31,511	2,466	(106)	2,360
Enhanced Income Fund	192,337	425	(479)	(54)
Global Strategic Income Fund	23,919	1,000	(1,223)	(223)
Short Term Bond Fund	805,466	2,549	(9,123)	(6,574)
Short Term Bond Fund II	1,062,886	4,494	(13,540)	(9,046)

For all of the Funds, the difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended August 31, 2005 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid
Bond Fund	$47,067	$12,442	$-	$59,509
Emerging Markets Debt Fund	2,840	4,205	-	7,045
Enhanced Income Fund	6,102	-	-	6,102
Global Strategic Income Fund	1,313	-	-	1,313
Short Term Bond Fund	26,085	-	-	26,085
Short Term Bond Fund II	29,320	-	-	29,320

JPMORGAN INCOME FUNDS 138

ANNUAL REPORT AUGUST 31

2005

NOTES TO FINANCIAL
STATEMENTS

The tax character of distributions paid during the fiscal year ended August 31, 2004 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid
Bond Fund	$50,592	$19,416	$-	$70,008
Emerging Markets Debt Fund	3,506	-	-	3,506
Enhanced Income Fund	5,541	-	-	5,541
Global Strategic Income Fund	3,871	-	-	3,871
Short Term Bond Fund	20,381	-	-	20,381
Short Term Bond Fund II	27,690	-	149	27,839

At August 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Bond Fund	$14,541	$2,339	$3,071
Emerging Markets Debt Fund	1,384	3,899	2,395
Enhanced Income Fund	26	(6,439)	67
Global Strategic Income Fund	255	(26,869)	(237)
Short Term Bond Fund	1,460	(3,020)	(6,549)
Short Term Bond Fund II	624	(2,332)	(8,415)

For Bond Fund, the cumulative timing differences primarily consist of mark-to-market of open forwards, futures and options, wash sales outstanding, distributions payable, post October loss deferrals, deferred compensation and straddle loss deferrals. For Emerging Markets Debt Fund, the cumulative timing differences primarily consist of mark-to-market on open futures, wash sales outstanding and distributions payable. For Enhanced Income Fund, the cumulative timing differences primarily consist of mark-to-market of open futures and options, wash sales outstanding, distributions payable, post October loss deferrals and straddle loss deferrals. For Global Strategic Income Fund, the cumulative timing differences primarily consist of mark-to-market on open forwards and futures, outstanding wash sales, distributions payable and straddle loss deferrals. For Short Term Bond Fund, the cumulative timing differences primarily consist of mark-to-market on open forwards, futures and options, wash sales outstanding, distributions payable, post October loss deferrals and straddle loss deferrals. For Short Term Bond Fund II, the cumulative timing differences primarily consist of mark-to-market on open futures and options, wash sales outstanding, distributions payable, post October loss deferrals and straddle loss deferrals.

JPMORGAN INCOME FUNDS 139

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

As of August 31, 2005, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	Expires
	2006	2007	2008		2009		2010		2011	2012	2013	Total
FUND
Enhanced Income Fund	-	-	-		-		1,180		792	3,941	526	6,439
Global Strategic Income Fund	570	4,926	7,690	*	5,237	*	8,446	*	-	-	-	26,869
Short Term Bond Fund	-	-	-		-		-		-	1,803	1,217	3,020
Short Term Bond Fund II	-	-	-		-		-		-	1,675	656	2,331

During the year ended August 31, 2005, Global Strategic Income Fund utilized capital loss carryovers of $2,111 (in thousands).

  *  A portion of this capital loss carried forward was acquired through the merger with JPMorgan Strategic Income Fund and may be limited under IRC Sections 381-384.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended August 31, 2005, the Funds deferred to September 1, 2005 post October capital losses of (amounts in thousands):

	Capital Losses	Currency Losses
Bond Fund	$-	$677
Enhanced Income Fund	297	-
Short Term Bond Fund	5,886	910
Short Term Bond Fund II	10,693	-

7. Borrowings

Effective February 19, 2005, the Funds began relying upon an exemptive order ("Order") permitting the establishment and operation of an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (formerly One Group Mutual Funds) and may be relied upon by the Funds because they are investment companies in the same "group of investment companies" (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, effective February 18, 2005, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing.

Prior to February 18, 2005, the Funds were allowed to borrow money for temporary or emergency purposes, pursuant to a Line of Credit dated April 17, 2003. This agreement enabled the Funds to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and a syndicate of banks, which permitted borrowings up to $250 million, collectively.

JPMORGAN INCOME FUNDS 140

ANNUAL REPORT AUGUST 31

2005

NOTES TO FINANCIAL
STATEMENTS

Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement was terminated as of February 18, 2005.

The outstanding borrowings from another fund and average borrowings for the year ended August 31, 2005, were as follows (amounts in thousands):

	Outstanding Balance at August 31, 2005	Average Borrowings	Number of Days Used	Interest Paid
FUND
Bond Fund	$-	$17,776	1	$2
Emerging Markets Debt Fund	-	14,681	3	4
Enhanced Income Fund	-	2,686	11	3
Global Strategic Income Fund	-	332	3	-	(b)
Short Term Bond Fund	-	3,440	10	3

  (b)  Amount rounds to less than $1,000

8. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

A Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

9. Business Combinations

On August 19, 2004, the Board of Trustees of the Trusts approved management's proposal to merge JPMorgan Strategic Income Fund (the "Target Fund") into JPMorgan Global Strategic Income Fund (the "Acquiring Fund").

After shareholder approval was obtained, the merger was effective after the close of business February 18, 2005. The Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the corresponding Acquiring Fund with a value equal to their holdings in the Target Fund as of the close of business on date of the reorganization.

JPMORGAN INCOME FUNDS 141

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
TARGET FUND
JPMorgan Strategic Income Fund				$828
Class A	322	$3,011	$9.34
Class B	784	$7,328	$9.35
Class C	313	$2,925	$9.35
Class M	698	$6,507	$9.32
ACQUIRING FUND
JPMorgan Global Strategic Income Fund				$360
Class A	89	$827	$9.26
Institutional	2,506	$23,220	$9.27
Select	270	$2,502	$9.26
POST REORGANIZATION
JPMorgan Global Strategic Income Fund				$1,188
Class A	414	$3,838	$9.26
Class B	792	$7,328	$9.26
Class C	316	$2,925	$9.26
Class M	702	$6,507	$9.26
Institutional	2,506	$23,220	$9.27
Select	270	$2,502	$9.26

JPMORGAN INCOME FUNDS 142

JPMorgan Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
JPMorgan Mutual Fund Group and JPMorgan Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Funds listed in Note 1 to such financial statements (which Funds are separate portfolios of JPMorgan Mutual Fund Group and JPMorgan Trust I and are hereafter collectively referred to as the "Funds") at August 31, 2005, the results of each of their operations and the cash flows of the JPMorgan Global Strategic Income Fund for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
October 25, 2005

JPMORGAN INCOME FUNDS 143

JPMorgan Funds

TRUSTEES

(Unaudited)

Name (Year of Birth); Positions With the Trusts (Since)	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	114		None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern Sales Bankcard (1971-1988).	114		Director, Janel Hydro, Inc. (automotive) (1993-present).

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	113	*	Director, Cardinal Health, Inc (CAH) (1994-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	114		Trustee of Bronx-Lebanon Hospital Center (1992-present); Director of New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director of Lincoln Center Institute for the Arts in Education (1999-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	114		Director of Providian Financial Corp. (banking) (2002-present).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	113	*	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	113	*	Director, Mather LifeWays (1994-present); Director, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	114		Director of Radio Shack Corporation (electronics) (1987-present); Director of The National Football Foundation and College Hall of Fame (1994-present); Trustee of the Berklee College of Music (1998-present); Trustee of the Stratton Mountain School (2001-present).

JPMORGAN INCOME FUNDS 144

ANNUAL REPORT AUGUST 31

2005

TRUSTEES

(Unaudited)

Name (Year of Birth); Positions With the Trusts (Since)	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	113	*	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer of Lumelite Corporation (1985-2002).	114		Trustee of Morgan Stanley Funds (209 portfolios) (1995-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1990.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002-present); Investment Officer, Wabash College (2004-present); self-employed consultant (January 2000-present); Director of Investments, Eli Lilly and Company (1988-1999).	113	*	Director, AMS Group (2001-present); Director, Wabash College (1988-present); Trustee, Seabury-Western Theological Seminary (1993-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	114		None.

Interested Trustee

Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998).	114		None.

  (1)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves includes nine registered investment companies (114 funds) as of August 31, 2005.

  *  This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (113 funds) as of August 31, 2005.

  **  Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMORGAN INCOME FUNDS 145

JPMorgan Funds

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)	Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President (2005)*	Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2005)	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc).

Ellen W. O'Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration; Ms. O'Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting; Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

JPMORGAN INCOME FUNDS 146

ANNUAL REPORT AUGUST 31

2005

OFFICERS (CONTINUED)

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Christopher D. Walsh (1965), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc.; Mr. Walsh has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

  *  The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

  **  The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JPMORGAN INCOME FUNDS 147

JPMorgan Funds

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

August 31, 2005

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2005, and continued to hold your shares at the end of the reporting period, August 31, 2005.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

JPMORGAN INCOME FUNDS 148

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

August 31, 2005

(Unaudited)

	Beginning Account Value, March 1, 2005	Ending Account Value, August 31, 2005	Expenses Paid During March 1, 2005 to August 31, 2005	Annualized Expense Ratio
BOND FUND
Class A
Actual	$1,000.00	$1,025.10	$3.83	0.75%
Hypothetical	$1,000.00	$1,021.42	$3.82	0.75%
Class B
Actual	$1,000.00	$1,020.90	$7.13	1.40%
Hypothetical	$1,000.00	$1,018.15	$7.12	1.40%
Class C
Actual	$1,000.00	$1,020.00	$7.08	1.39%
Hypothetical	$1,000.00	$1,018.20	$7.07	1.39%
Select Class
Actual	$1,000.00	$1,025.80	$3.32	0.65%
Hypothetical	$1,000.00	$1,022.63	$3.31	0.65%
Institutional Class
Actual	$1,000.00	$1,025.50	$2.50	0.49%
Hypothetical	$1,000.00	$1,022.74	$2.50	0.49%
Ultra
Actual	$1,000.00	$1,027.10	$2.04	0.40%
Hypothetical	$1,000.00	$1,023.19	$2.04	0.40%
EMERGING MARKETS DEBT FUND
Select Class
Actual	$1,000.00	$1,076.80	$6.54	1.25%
Hypothetical	$1,000.00	$1,018.90	$6.36	1.25%
ENHANCED INCOME FUND
Institutional Class
Actual	$1,000.00	$1,016.40	$1.07	0.21%
Hypothetical	$1,000.00	$1,024.15	$1.07	0.21%

JPMORGAN INCOME FUNDS 149

JPMorgan Funds

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

August 31, 2005

(Unaudited)

	Beginning Account Value, March 1, 2005	Ending Account Value, August 31, 2005	Expenses Paid During March 1, 2005 to August 31, 2005	Annualized Expense Ratio
GLOBAL STRATEGIC INCOME FUND
Class A
Actual	$1,000.00	$1,032.80	$5.94	1.16%
Hypothetical	$1,000.00	$1,019.36	$5.90	1.16%
Class B
Actual	$1,000.00	$1,029.00	$8.49	1.66%
Hypothetical	$1,000.00	$1,016.84	$8.44	1.66%
Class C
Actual	$1,000.00	$1,030.10	$8.49	1.66%
Hypothetical	$1,000.00	$1,016.84	$8.44	1.66%
Class M
Actual	$1,000.00	$1,031.30	$7.48	1.46%
Hypothetical	$1,000.00	$1,017.85	$7.43	1.46%
Select Class
Actual	$1,000.00	$1,034.10	$4.67	0.91%
Hypothetical	$1,000.00	$1,020.62	$4.63	0.91%
Institutional Class
Actual	$1,000.00	$1,035.40	$3.39	0.66%
Hypothetical	$1,000.00	$1,021.88	$3.36	0.66%
SHORT TERM BOND FUND
Class A
Actual	$1,000.00	$1,011.20	$3.80	0.75%
Hypothetical	$1,000.00	$1,021.42	$3.82	0.75%
Select Class
Actual	$1,000.00	$1,012.40	$2.79	0.55%
Hypothetical	$1,000.00	$1,022.43	$2.80	0.55%
Institutional Class
Actual	$1,000.00	$1,013.50	$1.52	0.30%
Hypothetical	$1,000.00	$1,023.69	$1.53	0.30%

JPMORGAN INCOME FUNDS 150

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

August 31, 2005

(Unaudited)

	Beginning Account Value, March 1, 2005	Ending Account Value, August 31, 2005	Expenses Paid During March 1, 2005 to August 31, 2005	Annualized Expense Ratio
SHORT TERM BOND FUND II
Class A
Actual	$1,000.00	$1,011.50	$3.80	0.75%
Hypothetical	$1,000.00	$1,021.42	$3.82	0.75%
Class M
Actual	$1,000.00	$1,010.20	$5.07	1.00%
Hypothetical	$1,000.00	$1,020.16	$5.09	1.00%
Select Class
Actual	$1,000.00	$1,011.80	$2.54	0.50%
Hypothetical	$1,000.00	$1,022.68	$2.55	0.50%

JPMORGAN INCOME FUNDS 151

JPMorgan Funds

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees, at meetings held in person in July and August 2005, considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an "Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Funds' management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds' performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. In addition, with respect to all Funds, except the money market Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Adviser, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the

JPMORGAN INCOME FUNDS 152

ANNUAL REPORT AUGUST 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Funds by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Funds and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF") an affiliate of the Adviser was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, the benefits to the Funds of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds but that certain non-affiliated subadvisers continued to benefit from such soft dollar arrangements.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. ("JPMDS") affiliates of the Adviser are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered

JPMORGAN INCOME FUNDS 153

JPMorgan Funds

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds' distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Funds does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market fund assets or non-money market fund assets, as applicable, advised by the Adviser, and that the Funds were benefiting from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation

The Trustees noted that, upon their direction, the Funds' Chief Compliance Officer for the Bond Fund, Emerging Markets Debt Fund, Enhanced Income Fund, Global Strategic Income Fund, Short Term Bond Fund, and Short Term Bond Fund II had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreement. The Trustees considered the evaluation as noted in the Investment Performance section of this report.

Fees Relative to Adviser's Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Adviser's other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, five-year and ten-year periods, as applicable. The Trustees also considered each Fund's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Fund's Peer Group and Universe Group. As part of this review, the Trustees also reviewed each Fund's performance against its benchmark and considered the performance information provided for each of the Funds at regular

JPMORGAN INCOME FUNDS 154

ANNUAL REPORT AUGUST 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's investment performance is summarized below:

The Trustees noted that the Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the performance of the Emerging Markets Debt Fund was better than that of its Universe Group median for the one year and three year periods.

The Trustees noted that although the three year performance of the Enhanced Income Fund lagged that of its Universe Group, the Fund's one-year performance demonstrated improvement as the Fund had outperformed the median of its Universe Group. The Trustees found such performance satisfactory in view of the recent improvement.

The Trustees recognized that the one, three and five year performance of the Global Strategic Income Fund lagged that of its Universe Group. The Trustees and the Fund Chief Compliance Officer noted the Adviser's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

The Trustees recognized that the one, three and five year performance of the Short Term Bond Fund lagged that of its Universe Group. The Trustees and the Fund Chief Compliance Officer noted the Adviser's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

The Trustees recognized that the one, three and five year performance of the Short Term Bond Fund II lagged that of its Universe Group. The Trustees concluded after review and discussion that the performance did not result from investment management issues that required action. However, the Trustees accepted the Fund Chief Compliance Officer's recommendation that the Trustees closely monitor the Fund and request a performance update by senior investment personnel at each quarterly meeting of the Fixed Income Investment Sub-Committee until improved performance is demonstrated over a period of time.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Funds' management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the

JPMORGAN INCOME FUNDS 155

JPMorgan Funds

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

review of each Fund's advisory fees and expense ratios is summarized below:

The Trustees noted that the Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that although the Emerging Markets Debt Fund's contractual and net advisory fee rates were higher than the majority of its Peer Group and Universe Group, respectively, the total expenses were lower than the median of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Enhanced Income Fund's contractual advisory fee was within a reasonable range of the median of its Peer Group and the fee was considered reasonable recognizing that the net advisory fee and total actual expenses were lower than the median of the Fund's Universe Group.

The Trustees noted that the Global Strategic Income Fund's contractual advisory fee was within a reasonable range of the median of its Peer Group and the fee was considered reasonable recognizing that, and the net advisory fee and total actual expenses was lower than the median of the Fund's Universe Group.

The Trustees noted that the Short Term Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Short Term Bond Fund II's contractual advisory fee was in the second quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

JPMORGAN INCOME FUNDS 156

ANNUAL REPORT AUGUST 31

2005

TAX LETTER (UNAUDITED)

Bond Fund
Emerging Markets Debt Fund
Enhanced Income Fund
Global Strategic Income Fund
Short Term Bond Fund
Short Term Bond Fund II

Certain tax information for the Income Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended August 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

Funds with Long Term Capital Gain Designation

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended August 31, 2005 (amounts in thousands):

Long-Term Capital Gain Distribution
Bond Fund	$12,442
Emerging Markets Debt Fund	$4,205

JPMORGAN INCOME FUNDS 157

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc, which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, each Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the Commission's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by each Fund to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PRSRT STD

U.S. POSTAGE

PAID

PERMIT 2891

KANSAS CITY, MO

AN-INC-805

JPMorgan Funds Fulfillment Center
6112 W. 73rd Street
Bedford Park, IL 60638

© J.P. Morgan Chase & Co., 2005 All rights reserved. October 2005.

ANNUAL REPORT AUGUST 31, 2005

JPMorgan Funds

Tax Free

Funds

JPMorgan California Tax Free Bond Fund

JPMorgan Intermediate Tax Free Bond Fund

JPMorgan New Jersey Tax Free Bond Fund

JPMorgan New York Tax Free Bond Fund

CONTENTS

President's Letter	1

Fund Commentaries:

California Tax Free Bond Fund	3

Intermediate Tax Free Bond Fund	6

New Jersey Tax Free Bond Fund	9

New York Tax Free Bond Fund	12

Schedules of Portfolio Investments	15

Financial Statements	48

Financial Highlights	58

Notes to Financial Statements	68

Report of Independent Registered Public Accounting Firm	81

Trustees	82

Officers	84

Schedule of Shareholder Expenses	86

Board Approval of Investment Advisory Agreements	89

Tax Letter	94

Highlights

•  Long-term rates defy Fed action

•  Savings and investor demand held down rates

•  Returns tend to favor longer bonds

•  Low bond yields appear vulnerable

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

JPMorgan
Tax Free Funds

PRESIDENT'S LETTER SEPTEMBER 15, 2005

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Tax Free Bond Funds for the one-year period ended August 31, 2005. Inside, you'll find in-depth information on some of our tax free bond funds along with an update from the portfolio management team.

With deflationary fears firmly in the rear-view mirror, the economy pushed forward. U.S. employment figures maintained a healthy overall pace, with unemployment ending the period at 4.9%. U.S. economic growth continued to show resiliency, with 4.4% GDP growth for calendar 2004 and 3.3% for the second quarter of 2005. Inflation showed modest gains, increasing 3.6% for the one-year period ended August 31, 2005.

Long-term rates defy Fed action

The big surprise in the fixed income market was the Federal Reserve's tightening campaign that lifted the target federal funds rate to 3.50% by August 31, 2005. As yields on shorter-maturity securities followed the upward trend, yields at the long end of the curve remained impervious.

Throughout the 12-months, the yield on the two-year Treasury climbed 143 basis points to yield 3.84% by the end of the period. In contrast, the yield on the 10-year Treasury slid 11 basis points to 4.02%, and the 30-year Treasury declined 67 basis points to 4.25% for the same one-year period.

Savings and investor demand held down rates

There has been considerable public debate about why long-term rates have remained so low. Probable causes include a high rate of global savings, pension funds rebalancing their assets and liabilities, and the carry trade. In addition, demand for long-maturity securities has been bolstered by the markets' belief that the Federal Reserve will reach a neutral federal funds rate of 50 to 75 basis points higher than the current rate and thus end its tightening stance.

As such, the market managed to keep downward pressure on longer-term rates, and the yield curve flattened. Demand for U.S. fixed income securities from foreign investors seeking yield and domestic investors seeking quality helped keep rates on the downswing.

Returns tend to favor longer bonds

Given the prominence of yield-curve flattening, longer-maturity securities were the fiscal year's best performers. Most of the spread sectors (non-Treasury) outperformed comparable-duration Treasuries for the year. Commercial mortgage-backed securities were the best performers, followed by mortgage-backed and asset-backed securities.

Corporate and high-yield securities rallied along with the equity market in the final months of 2004, but performance was relatively flat through the first eight months of 2005. This primarily was due to significant weakness in the auto sector, which plunged on the downgrades of Ford and General Motors to below-investment-grade status.

Low bond yields appear vulnerable

Given our expectations for stronger U.S. and global growth throughout the second half of 2005, and the

"Given the prominence of the yield-curve flattening, longer-maturity securities were the fiscal year's best performers."

JPMorgan
Tax Free Funds

CONTINUED

JPMORGAN TAX FREE FUNDS

consequent risk of an upsurge in inflation, current low bond yields appear vulnerable to a correction. Bond yields may move higher on any evidence of rising inflation, which may emerge in the wake of Hurricane Katrina. We are concerned that high energy prices simultaneously will cause inflation to accelerate and growth to slow. It is possible that economic growth could slow on its own, allowing inflation to remain in the Federal Reserve's comfort zone. Combating this outcome, however, are continued strong productivity, strong corporate profits, employment growth leading to gains in real aggregate compensation, and strong consumer confidence led by increases in net worth. Any potential drag on the economy, such as higher energy prices or the trade deficit, may have less impact than in past cycles.

We look for the Federal Reserve to continue raising rates at a measured pace while focusing on inflation. We expect the Fed to end its tightening cycle by early 2006, with yields rising across the curve. Yet, if interest rates stabilize and core inflation remains under control, the stage could be set for a meaningful market recovery.

On behalf of all of us at JPMorgan Asset Management, thank you for the continued confidence and trust that you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch

President
JPMorgan Funds

2

JPMorgan
California Tax Free Bond Fund

AS OF AUGUST 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	12/23/96
Fiscal Year End	August 31
Net Assets as of 8/31/2005 (In Thousands)	$121,713
Primary Benchmark	Lehman California Competitive Intermediate Bond (1-17 Year) Index
Average Credit Quality	AA-
Duration	4.6 Years

Q:  HOW DID THE FUND PERFORM?

A:  The Fund's Institutional Class shares posted a total return of 2.42% for the 12-month period ended August 31, 2005. The Fund underperformed its benchmark, the Lehman California Competitive Intermediate Bond (1-17 Year) Index, which posted a return of 3.68% for the one-year period.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The major factor influencing the entire municipal market was the Federal Reserve's tightening campaign, which drove short-term rates higher. Unlike previous periods of Fed rate hikes, this campaign has not generated a similar upward response from bonds with maturities of 10 years and longer. In fact, despite the Fed's eight rate increases, yields on intermediate- and long-term bonds declined throughout the 12-month period, creating a flatter-than-usual yield curve.

The Fund's underperformance relative to its benchmark primarily was due to our emphasis on securities at the shorter end of the yield curve - those with maturities of four years and less - in anticipation of an overall rising-rate environment. Generally, when the Fed is on a tightening campaign, yields across the curve respond, with the resulting price impact greatest in longer-term bonds. But this time, yields on longer-term securities declined or remained stable. In addition, our focus on higher-quality bonds was a negative influence on relative performance. With the Fed reclaiming its previous monetary accommodations, investors expected interest rates and quality spreads to rise in response. Therefore, we continued to focus on high-quality issues. But in the absence of any rate increases in the longer-maturity sectors, quality spreads compressed, and lower-quality issues outperformed.

Following the trend of the national economy, California's fiscal condition improved throughout the 12-month period. This was reflected in the state's recent credit-rating upgrade by all of the national credit-rating agencies. The state's improving financial profile coupled with a decline in the level of new issuance of California bonds helped the yield spread between the California and national markets narrow during the year.

Q:  HOW WAS THE FUND MANAGED?

A:  Our outlook for rising interest rates caused us to shorten the Fund's duration and, as a result, the Fund's interest-rate risk was similar to that of the benchmark index. We also repositioned our strategy to put more emphasis on security selection and relative value rather than the projected move in the yield curve. In particular, we focused more on the coupon, sector, issuer and call feature of each bond.

Q:  WHAT IS THE OUTLOOK FOR THE FUND?

A:  We expect the Fed to continue its "measured" pace of rate hikes through the end of 2005. We also expect the economy to maintain its current growth rate of 3.0% to 3.5%, with inflation remaining subdued. The fixed-income market's reaction should remain unchanged, with additional yield curve flattening as short rates move up in response to the Fed's moves and longer rates remain in their current trading range. Therefore, we plan to keep the Fund's duration equal to or slightly longer than that of the benchmark. We will continue to look for opportunities to enhance the Fund's yield, but with quality and sector spreads relatively tight, such opportunities may remain limited.

3

JPMorgan
California Tax Free Bond Fund

CONTINUED

(Unaudited)

CREDIT QUALITY ALLOCATIONS AT AUGUST 31, 2005

4

ANNUAL REPORT AUGUST 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2005

	1 YEAR	5 YEARS	SINCE INCEPTION
CLASS A SHARES
Without Sales Charge	2.21%	4.58%	4.87%
With Sales Charge*	(2.41%)	3.62%	4.32%
CLASS C SHARES
Without Sales Charge	1.61%	4.46%	4.80%
With Sales Charge***	0.61%	4.46%	4.80%
SELECT CLASS SHARES	2.18%	4.55%	4.85%
INSTITUTIONAL CLASS SHARES	2.42%	4.78%	5.02%

  *  Sales Charge for Class A Shares is 4.50%.

  ***  Assumes 1% CDSC for the one year period and 0% thereafter.

LIFE OF FUND PERFORMANCE (12/23/96 TO 08/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 12/23/96.

Returns for the Select Shares prior to 4/21/97 (offering date of Select Shares) are calculated using the historical expenses of the Institutional Class Shares, which are lower than the expenses of the Select Class Shares.

Returns for the Class A Shares prior to 9/10/01 (offering date of Class A Shares) are calculated using the historical expenses of the Select Class Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class C Shares prior to 2/18/05 (offering date of Class C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan California Tax Free Bond Fund, Lehman California Competitive Intermediate Bond (1-17 Year) Index, and Lipper California Municipal Debt Funds Index from December 23, 1996 to August 31, 2005. The performance of the Fund assumes reinvestment of all dividends. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman California Competitive Intermediate Bond (1-17 Year) Index is an unmanaged index of California general obligation and revenue bonds which measures California-tax exempt bond market performance and reflects the universe of securities in which the funds invest. The Lipper California Municipal Debt Funds Index represents the total returns of the funds in the category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund's income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

5

JPMorgan
Intermediate Tax Free Bond Fund

AS OF AUGUST 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	1/1/97
Fiscal Year End	August 31
Net Assets as of 8/31/2005 (In Thousands)	$1,989,140
Primary Benchmark	Lehman Competitive Intermediate (1-17 Year) Maturities Index
Average Credit Quality	AA
Duration	4.8 Years

Q:  HOW DID THE FUND PERFORM?

A:  The Fund's Select Class shares posted a total return of 2.42% for the 12-month period ended August 31, 2005. The Fund underperformed the Lehman Competitive Intermediate (1-17 Year) Maturities Index, which posted a return of 3.31% for the same period.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  Short-term interest rates remained on the upswing during the fiscal year, as positive economic data led to continued increases in the federal funds rate. Nevertheless, the U.S. Treasury and municipal yield curves flattened during the one-year period. Despite stronger economic data, inflation remained benign, and positive inflation news drove longer-term rates lower. The yield on the 30-year municipal bond declined approximately 50 basis points (bps) during the year, while the yield on the five-year municipal bond increased approximately 20 bps.*

Anticipating a higher-rate environment, we kept the Fund's duration shorter than that of the benchmark index. But longer-term rates fell during the period, and our duration strategy caused the Fund's return to lag that of the benchmark. In addition, compared to the benchmark, the Fund had a smaller allocation to long-term bonds, which were the top-performing bonds for the year. Sector exposure also played a role in the Fund's underperformance. For example, the Fund was underweighted in the tobacco industry, which was the market's best-performing sector.

Q:  HOW WAS THE FUND MANAGED?

A:  We continued to purchase bonds from states that were trading at wider spreads than their historical averages. In addition, we avoided the hospital and other spread sectors, because most were trading at tighter spreads than their historical averages. Nevertheless, this factor didn't hinder performance in the tobacco sector, which was the period's top-performer. Furthermore, we favored premium-coupon bonds over low-coupon bonds, because lower-coupon bonds tend to underperform in a rising-rate environment - the type of environment we had anticipated for the one-year period.

Q:  WHAT IS THE OUTLOOK FOR THE FUND?

A:  Looking ahead, we expect market rates to move slightly higher over time. In response, we plan to maintain our long-standing strategies of investing in high-quality bonds diversified by state and sector, and taking advantage of yield curve opportunities to position the Fund in the most attractive segments. In addition, we seek to hold bonds that we believe may perform well in the current rate environment and in a climate of rising interest rates.

  * As reported by Municipal Market Data.

6

ANNUAL REPORT AUGUST 31

2005

(Unaudited)

CREDIT QUALITY ALLOCATIONS AT AUGUST 31, 2005

7

JPMorgan
Intermediate Tax Free Bond Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2005

	1 YEAR	5 YEARS	10 YEARS
CLASS A SHARES
Without Sales Charge	2.35%	5.22%	5.29%
With Sales Charge*	(2.23%)	4.26%	4.81%
CLASS B SHARES
Without Sales Charge	1.47%	4.69%	5.02%
With Sales Charge**	(3.53%)	4.36%	5.02%
CLASS C SHARES
Without Sales Charge	1.05%	4.66%	5.01%
With Sales Charge***	0.05%	4.66%	5.01%
SELECT CLASS SHARES	2.42%	5.05%	5.20%
INSTITUTIONAL CLASS SHARES	2.52%	5.15%	5.25%

  *  Sales Charge for Class A Shares is 4.50%

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% for the ten year period.

  ***  Assumes 1% CDSC for the one year period and 0% thereafter.

TEN YEAR FUND PERFORMANCE (8/31/95 TO 08/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns for the Select Class Shares include performance of a common trust fund for the period dating back to 8/31/94, prior to the Fund's commencement of operations on 1/1/97. Returns prior to 1/1/97 for the Select Class Shares are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary as disclosed in the prospectus at the Fund's commencement of operations. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

Returns for the Institutional Class Shares prior to 9/10/01 (offering date of Institutional Class Shares) are calculated using the historical expenses of the Select Class Shares, which are higher than the expenses of the Institutional Class Shares.

Returns for Class A, B and C shares prior to 12/31/03 (offering date of A, B and C shares) are calculated using the historical expenses of Select Class shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intermediate Tax Free Bond Fund, Lehman Competitive Intermediate (1-17 Year) Maturities Index, and Lipper Intermediate Municipal Debt Funds Index from August 31, 1995 to August 31, 2005. The performance of the Fund assumes reinvestment of all dividends. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The unmanaged Lehman Competitive Intermediate Bond (1-17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index represents the total returns of the funds in the category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund's income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

8

JPMorgan
New Jersey Tax Free Bond Fund

AS OF AUGUST 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	1/1/97
Fiscal Year End	August 31
Net Assets as of 8/31/2005 (In Thousands)	$62,082
Primary Benchmark	Lehman Competitive Intermediate (1-17 Year) Maturities Index
Average Credit Quality	AA+
Duration	5.4 Years

Q:  HOW DID THE FUND PERFORM?

A:  The Fund's Select Class shares posted a total return of 2.32% for the 12-month period ended August 31, 2005. The Fund underperformed its benchmark, the Lehman Competitive Intermediate (1-17 Year) Maturities Index, which posted a return of 3.31% for the one-year period.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The major factor influencing the entire municipal market was the Federal Reserve's tightening campaign, which drove short-term rates higher. Unlike previous periods of Fed rate hikes, this campaign has not generated a similar upward response from bonds with maturities of 10 years and longer. In fact, despite the Fed's eight rate increases, yields on intermediate- and long-term bonds declined throughout the 12-month period, creating a flatter-than-usual yield curve.

Following the trend of the national economy, New Jersey's fiscal condition improved throughout the 12-month period. This was reflected in Standard & Poor's recent upgrade of New Jersey credits. At the same time, the rate of new issuance of state credits was similar to the pace of the market as a whole. As a result, there was no undo pressure on the price of New Jersey bonds relative to the market as a whole.

The Fund's underperformance relative to the benchmark primarily was due to our emphasis on securities at the shorter end of the yield curve - those with maturities of two to four years - in anticipation of an overall rising-rate environment. Generally, when the Fed is on a tightening campaign, yields across the curve respond, with the resulting price impact greatest among longer-term bonds. But this time, yields on longer-term securities declined or remained stable. In addition, the benchmark contains municipal securities issued throughout the country, while our single-state fund primarily invests in New Jersey municipal securities.

Q:  HOW WAS THE FUND MANAGED?

A:  With the Fed reclaiming its previous monetary accommodative stance, investors expected interest rates and quality spreads to rise in response. Therefore, we continued to focus on high-quality issues. But in the absence of any rate increases in longer-maturity sectors, quality spreads compressed, and lower-quality issues outperformed. In addition, our outlook for interest rates caused us to shorten the Fund's duration and maintain one that was shorter than that of the benchmark. We also repositioned the Fund, moving from a long/intermediate-maturity profile to an intermediate-maturity structure, which we believe may help generate more consistent performance in the future.

Q:  WHAT IS THE OUTLOOK FOR THE FUND?

A:  We expect the Fed to continue its "measured" pace of rate hikes through the end of 2005. We also expect the economy to maintain its current growth rate of 3.0% to 3.5%, with inflation remaining subdued. The fixed-income market's reaction should remain unchanged, with additional yield curve flattening as short rates move up in response to the Fed's moves and longer rates remaining in their current trading range. Therefore, we plan to keep the Fund's duration equal to or slightly longer than that of the benchmark. We will continue to look for opportunities to enhance the Fund's yield, but with quality and sector spreads relatively tight, such opportunities may remain limited.

9

JPMorgan
New Jersey Tax Free Bond Fund

CONTINUED

(Unaudited)

CREDIT QUALITY ALLOCATIONS AT AUGUST 31, 2005

10

ANNUAL REPORT AUGUST 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2005

	1 YEAR	5 YEARS	10 YEARS
CLASS A SHARES
Without Sales Charge	2.08%	5.25%	5.04%
With Sales Charge*	(2.49%)	4.28%	4.56%
CLASS B SHARES
Without Sales Charge	1.60%	4.78%	4.81%
With Sales Charge**	(3.40%)	4.45%	4.81%
CLASS C SHARES
Without Sales Charge	1.51%	4.76%	4.80%
With Sales Charge***	0.51%	4.76%	4.80%
SELECT CLASS SHARES	2.32%	5.42%	5.13%

  *  Sales Charge for Class A Shares is 4.50%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% for the ten year period.

  ***  Assumes 1% CDSC for the one year period and 0% thereafter.

TEN YEAR FUND PERFORMANCE (8/31/95 TO 08/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns for the Select Class Shares include performance of a common trust fund for the period dating back to 08/31/94, prior to the Fund's commencement of operations on 1/1/97. Returns prior to 1/1/97 for the Select Class Shares are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary as disclosed in the prospectus at the Fund's commencement of operations. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

Returns for the Class A and Class B Shares prior to 3/28/02 (offering date of Class A and Class B Shares) are calculated using the historical expenses of the Select Class Shares which are lower than the expenses of the Class A and Class B Shares.

Returns for the Class C Shares prior to 2/18/05 (offering date of Class C Shares) are calculated using the historical expenses of the Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan New Jersey Tax Free Bond Fund, Lehman Competitive Intermediate (1-17 Year) Maturities Index, and Lipper New Jersey Municipal Debt Funds Index from August 31, 1995 to August 31, 2005. The performance of the Fund assumes reinvestment of all dividends. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The unmanaged Lehman Competitive Intermediate (1-17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper New Jersey Municipal Debt Funds Index represents the total returns of the funds in the category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund's income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

11

JPMorgan
New York Tax Free Bond Fund

AS OF AUGUST 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	1/1/97
Fiscal Year End	August 31
Net Assets as of 8/31/2005 (In Thousands)	$647,195
Primary Benchmark	Lehman New York Competitive Intermediate (1-17 Year) Maturities Index
Average Credit Quality	AA
Duration	4.7 Years

Q:  HOW DID THE FUND PERFORM?

A:  The Fund's Select Class shares posted a total return of 1.76% for the 12-month period ended August 31, 2005. The Fund underperformed its benchmark, the Lehman New York Competitive Intermediate (1-17 Year) Maturities Index, which posted a return of 3.28% for the one-year period.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The major factor influencing the entire municipal market was the Federal Reserve's tightening campaign, which drove short-term rates higher. Unlike previous periods of Fed rate hikes, this campaign has not generated a similar upward response from bonds with maturities of 10 years and longer. In fact, despite the Fed's eight rate increases, yields on intermediate- and long-term bonds declined throughout the 12-month period, creating a flatter-than-usual yield curve.

Following the trend of the national economy, New York's fiscal condition improved throughout the 12-month period. This was reflected in Standard & Poor's recent upgrade of New York credits. At the same time, new issuance remained at historically high levels. Nevertheless, the state's credit upgrade combined with significant supply resulted in no undo pressure on New York bonds relative to the market as a whole.

The Fund's underperformance relative to the benchmark primarily was due to our emphasis on securities at the shorter end of the yield curve - those with maturities of two to four years - in anticipation of an overall rising-rate environment. Generally, when the Fed is on a tightening campaign, yields across the curve respond, with the resulting price impact greatest in longer-term bonds. But this time, yields on longer-term securities declined or remained stable. In addition, our focus on higher-quality New York municipal securities dampened the Fund's relative performance. Hungry for yield, investors drove credit spreads narrower during the 12-month period, and lower-quality securities outperformed.

Q:  HOW WAS THE FUND MANAGED?

A:  Our outlook for rising interest rates caused us to shorten the Fund's duration, which resulted in the Fund's interest-rate risk to be similar to that of the benchmark index. We also repositioned our strategy to put more emphasis on security selection and relative value rather than the projected move in the yield curve. In particular, we are focused more on the coupon, sector, issuer and call feature of each bond.

Q:  WHAT IS THE OUTLOOK FOR THE FUND?

A:  We expect the Fed to continue its "measured" pace of rate hikes through the end of 2005. We also expect the economy to maintain its current growth rate of 3.0% to 3.5%, with inflation remaining subdued. The fixed-income market's reaction should remain unchanged, with additional yield curve flattening as short rates move up in response to the Fed's moves and longer rates remaining in their current trading range. In response, we plan to keep the Fund's duration equal to or slightly longer than that of the benchmark. We will continue to look for opportunities to enhance the Fund's yield, but with quality and sector spreads relatively tight, such opportunities may remain limited.

12

ANNUAL REPORT AUGUST 31

2005

(Unaudited)

CREDIT QUALITY ALLOCATIONS AT AUGUST 31, 2005

13

JPMorgan
New York Tax Free Bond Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2005

	1 YEAR	5 YEARS	10 YEARS
CLASS A SHARES
Without Sales Charge	1.84%	4.79%	5.11%
With Sales Charge*	(2.76%)	3.83%	4.63%
CLASS B SHARES
Without Sales Charge	1.08%	4.04%	4.73%
With Sales Charge**	(3.92%)	3.69%	4.73%
CLASS C SHARES
Without Sales Charge	1.00%	4.02%	4.72%
With Sales Charge***	0.00%	4.02%	4.72%
SELECT CLASS SHARES	1.76%	4.83%	5.13%
INSTITUTIONAL CLASS SHARES	2.11%	5.02%	5.22%

  *  Sales Charge for Class A Shares is 4.50%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% for the ten year period.

  ***  Assumes 1% CDSC for the one year period and 0% thereafter.

TEN YEAR FUND PERFORMANCE (8/31/95 TO 08/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns prior to 1/1/97 for the Select Class Shares include performance of a common trust fund for the period dating back to 08/31/94, prior to the Fund's commencement of operations on 1/1/97. Returns for the Select Class Shares are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary as disclosed in the prospectus at the Fund's commencement of operations. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

Returns for Class A and B Shares prior to 2/16/01 (offering date of Class A and B Shares) are calculated using the historical expenses of the Select Class Shares, which are lower than the expenses for Class A and B Shares.

Returns for the Institutional Class Shares prior to 9/10/01 (offering date of Institutional Class Shares) are calculated using the historical expenses of the Select Class Shares, which are higher than the expenses of the Institutional Class Shares.

Returns for the Class C Shares prior to 2/18/05 (offering date of Class C Shares) are calculated using the historical expenses of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan New York Tax Free Bond Fund, Lehman NY Competitive Intermediate (1-17 Year) Maturities Index, and Lipper New York Intermediate Municipal Debt Funds Average from August 31, 1995 to August 31, 2005. The performance of the Fund assumes reinvestment of all dividends. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The unmanaged Lehman NY Competitive Intermediate (1-17 Year) Maturities Index represents the performance of NY municipal bonds with maturities from 1 to 17 years. The Lipper New York Intermediate Municipal Debt Funds Average describes the average total returns for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund's income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

14

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 91.8%
	Municipal Bonds - 91.8%
	California - 82.5%
$2,185	Alhambra Unified School District, GO, FSA, 5.50%, 09/01/23 (m)	$2,606
3,135	Anaheim Public Financing Authority, Distribution System Second Lien, Rev., MBIA, 5.25%, 10/01/16 (m)	3,499
260	Burlingame Financing Authority, Rev., 4.75%, 10/15/11	280
333	California Educational Facilities Authority, Rev., 1.65%, 05/01/28 (i) (e)	333
750	California Educational Facilities Authority, Series P, Rev., 5.25%, 12/01/13	852
1,100	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.60%, 10/01/06	1,133
1,000	California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Rev., 5.00%, 11/15/20	1,064
	California State Department of Water Resources, Central Valley Project, Water System
540	Series J-3, Rev., 7.00%, 12/01/12 (p)	665
1,460	Unrefunded Balance, Series J-3, Rev., 7.00%, 12/01/12	1,790
3,135	California State Department of Water Resources, Unrefunded Balance, Rev., 5.50%, 12/01/08	3,367
1,000	California State Public Works Board, Various Universities of California Project, Rev., 5.00%, 05/01/20	1,080
100	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., 5.25%, 06/01/12	110
3,819	California State University, California State Polytechnic University Pamona, Campus Energy Project, Tax Exempt Master Lease, Rev., 5.05%, 03/15/14 (i) (e)	3,958
1,180	California Statewide Communities Development Authority, Catholic Healthcare West, COP, 6.00%, 07/01/09	1,237
490	Carson Redevelopment Agency, Redevelopment Project Area No. 1, Tax Allocation MBIA, 5.50%, 10/01/14	562

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	California - Continued
$1,000	City of Los Angeles, Series A, GO, FGIC, 5.25%, 09/01/11	$1,109
1,300	City of Los Angeles, American Academy of Dramatic Arts, COP, Series A, Adj., 4.70%, 11/01/30	1,304
5,110	City of Los Angeles, Sonnenblick Del Rio, West Los Angeles, COP, AMBAC, 6.12%, 11/01/15	5,849
1,000	City of Los Angeles, Water & Power Systems, Series B, Rev., FSA, 5.13%, 07/01/16 (k)	1,105
600	City of Pacifica, Street Improvement Project, COP, AMBAC, 5.75%, 11/01/19	670
35	City of Richmond, Wastewater, Rev., FGIC, 5.20%, 08/01/11	38
1,000	City of San Bernardino, Single Family Mortgage, GNMA Mortgage Backed Security, Series A, Rev., FHA, 7.50%, 05/01/23	1,310
150	Coachella Valley Recreation & Park District, Improvement Bond Act of 1915, Reassessment District 1, Special Assessment MBIA, 4.63%, 09/02/10 (p)	160
1,000	Colton Public Financing Authority, Tax Allocation, Series A, Rev., MBIA, 5.00%, 08/01/18	1,069
2,505	Corona Community Facilities District, No. 97-2, Eagle Glen, Special Tax, 5.75%, 09/01/16 (i)	2,642
3,000	East Bay Municipal Utility District, Sub-series I, Rev., Adj., 2.25%, 06/01/38	3,000
3,825	El Dorado Irrigation District & El Dorado Water Agency, COP, Series A, FGIC, 5.00%, 03/01/13	4,203
1,000	Fallbrook Union High School District, San Diego County, GO, FGIC, 5.38%, 09/01/12	1,126
	Fullerton University Foundation
100	Series A, Rev., MBIA, 5.50%, 07/01/10	111
100	Series A, Rev., MBIA, 5.50%, 07/01/11	111
545	Golden West Schools Financing Authority, Series A, Rev., MBIA, 5.80%, 02/01/16	644

SEE NOTES TO FINANCIAL STATEMENTS.

15

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	California - Continued
$1,000	Golden State Tobacco Securitization Corp., Enhanced Asset Backed, Series A, Rev., 5.00%, 06/01/19	$1,045
	Los Angeles County Community Facilities, District No. 3, Improvement Area B, Special Tax
500	Series A, AMBAC, 5.63%, 09/01/11	556
1,395	Series A, AMBAC, 5.63%, 09/01/13	1,548
1,000	Los Angeles County Public Works Financing Authority, Multiple Capital Facilities Project, Series B, Rev., AMBAC, 6.00%, 12/01/07	1,068
	Los Angeles Unified School District
125	Series A, GO, FGIC, 6.00%, 07/01/15 (p)	150
2,000	Series E, GO, 4.00%, 07/01/06 (p)	2,020
2,280	Monrovia Unified School District, GO, MBIA, 5.25%, 08/01/19	2,621
1,580	Moreland School District, 2009 Crossover, GO, FSA, 4.25%, 08/01/21	1,610
1,385	Mountain View, Capital Projects, COP, 5.25%, 08/01/16	1,521
560	Northern California Power Agency, Public Power, Unrefunded Balance, Series A, Rev., AMBAC-TCRS, 5.80%, 07/01/09	614
2,000	Orange County Public Financing Authority, Waste Management Systems, Rev., AMBAC, 5.75%, 12/01/09	2,193
1,000	Orange County Water District, COP, Series A, Adj., 2.25%, 08/01/42	1,000
500	Pomona Public Financing Authority, Southwest Pomona Redevelopment Project, Series W, Rev., MBIA, 5.00%, 02/01/18	531
425	Port of Oakland, Series K, Rev., FGIC, 5.25%, 11/01/07	444
360	Rancho Water District Financing Authority, Series A, Rev., FSA, 5.50%, 08/01/10	399
1,250	Riverside County Transportation Commission, Series A, Rev., FGIC, 6.00%, 06/01/09	1,381

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	California - Continued
$2,500	Riverside County, Aces Riverside County Public Facilities, COP, Series A, Adj., 2.46%, 12/01/15	$2,500
	Sacramento County Sanitation District, Financing Authority
250	Series A, Rev., 5.25%, 12/01/12	276
150	Series A, Rev., 5.75%, 12/01/10	168
2,700	San Diego County Water Authority, COP, Series A, FGIC, 5.00%, 05/01/14	2,984
1,240	San Jose County Water Authority, Tax Allocation, MBIA, 6.00%, 08/01/07	1,311
990	San Jose Redevelopment Agency, Merged Area Redevelopment Project, Tax Allocation, MBIA, 6.00%, 08/01/15	1,187
2,010	San Jose Redevelopment Agency, Unrefunded Balance, Merged Area Redevelopment Project, Tax Allocation, MBIA, 6.00%, 08/01/15 (p)	2,388
1,495	San Marcos Public Facilities Authority, Project Areas No. 1, 2, 3, Tax Allocation, Series A, FGIC, 5.00%, 08/01/22	1,597
585	San Mateo County Community College District, Election of 2001, Series A, GO, FGIC, 5.38%, 09/01/19	650
250	San Mateo County Joint Power Authority, Capital Projects Program, Rev., MBIA, 6.50%, 07/01/15	303
1,500	Santa Ana Financing Authority, Police Administration & Holding Facility, Series A, Rev., MBIA, 6.25%, 07/01/24	1,893
1,000	Santa Clara County Financing Authority, Series A, Rev., AMBAC, 5.75%, 11/15/13	1,156
5,975	Sonoma State University Academic Foundation, Inc., Green Music Concert Hall, Rev., 3.00%, 03/01/09	5,953
1,850	South Bayside Waste Management Authority, Solid Waste System Rev., AMBAC, 6.13%, 03/01/17	2,072
1,310	South Orange County Public Financing Authority, Foothill Area, Series A, Special Tax, FGIC, 5.25%, 08/15/18	1,450
	State of California
3,620	Series B, GO, Adj., 5.00%, 07/01/23	3,750

SEE NOTES TO FINANCIAL STATEMENTS.

16

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	California - Continued
$120	GO, MBIA-IBC, 6.25%, 10/01/19	$120
4,000	Walnut Valley Unified School District, Series A, GO, MBIA, 7.20%, 02/01/16 (p)	4,929
		100,375
	Michigan - 1.7%
2,000	Michigan State Hospital Finance Authority, Ascension Health Credit, Series B, Rev, Adj., 5.30%, 11/15/33	2,056
	New York - 0.8%
1,000	New York Convention Center Operating Corp., Yale Building Acquistion Project, COP, 5.25%, 06/01/08 (i)	1,030
	Puerto Rico - 6.1%
	Commonwealth of Puerto Rico, Public Improvement
1,280	GO, MBIA-IBC, 3.00%, 07/01/06	1,280
115	GO, 5.00%, 07/01/07 (p)	119
1,500	Series C, GO, Adj., 5.00%, 07/01/18	1,563
3,000	Puerto Rico Electric Power Authority, Series BB, Rev., MBIA, 6.00%, 07/01/11	3,442
420	Puerto Rico Highway & Transportation Authority, Series W, Rev., MBIA-IBC, 5.50%, 07/01/15	488
500	Puerto Rico Municipal Finance Agency, Series A, GO, FSA, 5.75%, 08/01/13	552
		7,444

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	South Carolina - 0.4%
$550	Charleston County, GO, MBIA-IBC, 3.00%, 09/01/14	$516
	Virgin Islands - 0.3%
345	Virgin Islands Public Finance Authority, Gross Receipts, Tax Lien Notes, Series A, Rev., 5.63%, 10/01/10	362
	Total Municipal Bonds	111,783
	(Cost $106,856)
SHARES
Short-Term Investment - 5.8%
	Investment Company - 5.8%
7,071	JPMorgan Tax Free Money Market Fund (b) (Cost $7,071)	7,071
	Total Investments - 97.6%	$118,854
	(Cost $113,927)
	Other Assets Less Liabilities - 2.4%	2,859
	NET ASSETS - 100.0%	$121,713
Percentages indicated are based on net assets.

Futures Contracts

(Amount in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 8/31/05 (USD)	UNREALIZED DEPRECIATION (USD)
	Short Futures Outstanding
(32)	10 Year U.S. Treasury Notes	December, 2005	$(3,587)	$(39)

SEE NOTES TO FINANCIAL STATEMENTS.

17

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 97.9%
	Municipal Bonds - 97.9%
	Alabama - 0.3%
$1,000	Alabama 21st Century Authority, Tobaco Settlement, Rev., 5.00%, 12/01/07 (m)	$1,035
4,300	University of Alabama, Birmingham, Rev., FGIC, 5.50%, 10/01/09 (p)	4,662
		5,697
	Alaska - 0.8%
2,890	Alaska Industrial Development & Export Authority, Revolving Fund, Series A, Rev., MBIA, 5.70%, 04/01/11 (m)	3,039
	Alaska Student Loan Corp., Student Loan
1,480	Series A, Rev., AMBAC, 5.10%, 07/01/10 (m)	1,563
1,560	Series A, Rev., AMBAC, 5.20%, 07/01/11 (m)	1,647
	City of North Slope Boro, Capital Appreciation
7,000	Series B, GO, MBIA, Zero Coupon, 06/30/07	6,617
1,000	Series B, GO, MBIA, Zero Coupon, 06/30/09	879
1,520	Series B, GO, MBIA, Zero Coupon, 06/30/11	1,230
		14,975
	Arizona - 1.4%
1,720	Arizona Health Facilities Authority, Catholic Healthcare West, Series A, Rev., 6.13%, 07/01/09 (m)	1,805
	Arizona School Facilities Board, State School Trust
4,360	Series A, Rev., AMBAC, 5.75%, 07/01/17 (m)	5,039
2,375	Series A, Rev., AMBAC, 5.75%, 07/01/18	2,741
1,340	Gila County IDA, Cobre Valley Community Hospital, Rev., ACA, 5.75%, 12/01/12	1,463

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Arizona - Continued
	Maricopa County Stadium District
$2,960	Rev., AMBAC, 5.00%, 06/01/08	$3,112
3,005	Rev., AMBAC, 5.00%, 06/01/09	3,204
5,500	Phoenix Arizona Civic Improvement Corp., Excise Tax, Civic Plaza Expansion Project, Series A, Rev., 5.00%, 07/01/23	5,910
	Phoenix IDA, Government Office Lease, Capital Mall LLC Project
1,075	Rev., AMBAC, 5.00%, 09/15/12	1,156
1,900	Rev., AMBAC, 5.00%, 09/15/13	2,043
1,875	Rev., AMBAC, 5.10%, 09/15/14	2,025
		28,498
	California - 10.7%
2,000	ABAG Finance Authority for Nonprofit Corp., Multi Family Housing, Edgewood Apartments Project, Series A, Rev., Adj., FNMA COLL, 5.70%, 11/01/26 (m)	2,044
1,035	ABAG Finance Authority for Nonprofit Corp., Multi-Family Housing, Ten O One Housing Apartments, Series A, Rev., GNMA COLL, 6.75%, 04/20/07 (m)	1,065
500	California State Department of Water Resources, Central Valley Project, Water Systems, Series J-1, Rev., 7.00%, 12/01/12 (p)	616
1,840	California State Department of Water Resources, Central Valley Project, Water Systems, Unrefunded Balance, Series J-1, Rev., 7.00%, 12/01/12	2,256
8,000	California State Department of Water Resources, Power Supply, Series A, Rev., 5.38%, 05/01/17	8,848
	California State Public Works Board, Department of Corrections
3,720	Series C, Rev., 5.50%, 06/01/20	4,139
5,000	Series E, Rev., 5.00%, 06/01/18	5,396

SEE NOTES TO FINANCIAL STATEMENTS.

18

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	California - Continued
	California State Public Works Board, Department of General Services, Butterfield State
$2,500	Series A, Rev., 5.00%, 06/01/13	$2,706
2,530	Series A, Rev., 5.00%, 06/01/14	2,743
3,500	Series A, Rev., 5.00%, 06/01/19	3,768
5,000	Series A, Rev., 5.00%, 06/01/20	5,338
5,160	Series A, Rev., 5.00%, 06/01/22	5,517
2,500	California State Public Works Board, Department of Mental Health, Coalinga, Series A, Rev., 5.50%, 06/01/18	2,804
	State of California, Economic Recovery
3,000	GO, 5.00%, 02/01/09	3,175
3,000	GO, 5.00%, 02/01/10	3,210
8,545	GO, 5.00%, 02/01/21	9,120
3,000	GO, 5.25%, 02/01/18	3,278
5,000	GO, FGIC-TCRS, 5.25%, 08/01/13	5,549
23,300	Series A, GO, FGIC-TCRS, 5.00%, 07/01/17	25,129
20,000	Series A, GO, MBIA, 5.00%, 07/01/15	22,054
20,000	Series D-1, GO, Adj., 2.49%, 05/01/33	20,000
6,685	California Statewide Communities Development Authority, Catholic Healthcare West, COP, 6.00%, 07/01/09	7,010
	California Statewide Communities Development Authority, Insured Health Facilities, Los Angeles Jewish Home
3,000	Rev., 5.00%, 11/15/18	3,184
1,000	Rev., 5.25%, 11/15/23	1,073
10,435	Contra Costa Water District, Series K, Rev., FSA, 5.50%, 10/01/14	11,651
10,000	Golden State Tobacco Securitization Corp, 5.00%, 06/01/21 (p)	10,603
	Golden State Tobacco Securitization Corp., Tobacco Settlement, Asset Backed
3,095	Series B, Rev., 5.50%, 06/01/07 (p)	3,231
3,000	Series B, Rev., 5.63%, 06/01/07 (p)	3,138
	Los Angeles Wastewater System
9,555	Sub Series A, Rev., MBIA, 4.20%, 06/01/16	9,893
10,560	Sub Series A, Rev., MBIA, 4.20%, 06/01/17	10,876

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	California - Continued
$2,000	Solano County, COP, MBIA, 5.25%, 11/01/16	$2,205
5,500	Southern California Public Power Authority, San Juan Power, Power Project, Rev., FSA, Adj., 5.25%, 01/01/12 (p)	6,112
5,000	Southern California Public Power Authority, San Juan Unit 3, Power Project, Series A, Rev., FSA, 5.50%, 01/01/13	5,666
		213,397
	Colorado - 3.0%
1,000	Arapahoe County School District No. 5 Cherry Creek, GO, 6.00%, 12/15/09 (m) (p)	1,110
1,350	Colorado Health Facilities Authority, Denver Options, Inc. Project, Rev., ACA, 5.00%, 02/01/17	1,396
2,355	Colorado Health Facilities Authority, Hospital, Steamboat Springs Health, Rev., 5.75%, 09/15/22 (i)	2,427
105	Colorado Housing & Finance Authority, Rev., 5.38%, 08/01/12	106
3,410	Colorado Water Resources & Power Development Authority, Wastewater, Revolving Fund, Series A, Rev., AMBAC, 6.00%, 09/01/10	3,843
28,645	Denver City & County, Series B, COP, AMBAC, 5.60%, 12/01/10 (p)	32,165
	Denver City & County, Airport
1,640	Series B, Rev., AMT, MBIA, 5.75%, 11/15/09	1,720
3,000	Series E, Rev., FGIC, 5.25%, 11/15/13	3,245
1,610	Douglas County School District No. Re-1, Douglas & Elbert Counties, GO, FGIC, 5.75%, 12/15/17	1,881
1,690	Douglas County School District No. Re-1, Douglas & Elbert Counties, Buildings, Series B, GO, FSA, 5.75%, 12/15/12 (p)	1,942

SEE NOTES TO FINANCIAL STATEMENTS.

19

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Colorado - Continued
	El Paso County School District No. 11, Colorado Springs
$1,000	GO, 7.10%, 12/01/16	$1,294
5,000	GO, 7.13%, 12/01/19	6,480
	Metropolitan Football Stadium District, Sales Tax, Capital Appreciation
2,400	Series A, Rev., MBIA, Zero Coupon, 01/01/10	2,065
1,000	Series A, Rev., MBIA, Zero Coupon, 01/01/11	826
		60,500
	Connecticut - 2.0%
3,905	City of Waterbury, Series A, GO, FSA, 5.50%, 04/01/12 (p)	4,392
	State of Connecticut
5,000	Series A, GO, 5.25%, 04/15/11	5,494
7,240	Series B, GO, 5.88%, 06/15/10 (p)	8,105
10,000	Series C, GO, 5.38%, 12/15/10 (p)	11,052
9,330	Series C, GO, 5.50%, 12/15/12	10,568
		39,611
	District of Columbia - 0.7%
770	District of Columbia, Series A, GO, MBIA-IBC, 6.00%, 06/01/07 (p)	790
4,035	District of Columbia Tobacco Settlement Financing Corp., Asset Backed Bonds, Rev., 6.25%, 05/15/24	4,342
6,455	District of Columbia Water & Sewer Authority, Public Utilities, Rev., FSA, 5.50%, 10/01/10	7,119
2,450	District of Columbia, Unrefunded Balance, Series A, GO, MBIA-IBC, 6.00%, 06/01/07	2,511
		14,762
	Florida - 3.7%
5,250	Broward County Resource Recovery, Wheelabrator, Series A, Rev., 5.00%, 12/01/06	5,372

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Florida - Continued
	Clay County Housing Finance Authority, Single Family Mortgage, Multi-County Program
$325	Rev., GNMA COLL, FNMA COLL, 5.25%, 10/01/07	$333
180	Rev., GNMA COLL, FHA, 6.20%, 09/01/11	184
140	Rev., GNMA COLL, FHA, 6.25%, 09/01/13	143
	City of Gulf Breeze, Miami Beach Local Government
1,735	Series C, Rev., FGIC, 5.00%, 12/01/15	1,876
1,500	Series E, Rev., Adj., FGIC, 5.12%, 12/01/20	1,660
1,960	Coral Springs Improvement District, Water & Sewer, GO, MBIA, 6.00%, 06/01/10	2,092
1,750	Dade County, Aviation, Series B, Rev., AMBAC, 6.40%, 10/01/06	1,790
1,495	Florida State Board of Education, Capital Outlay, Public Education, Series B, GO, 5.25%, 06/01/12	1,664
8,000	Highlands County Health Facilities Authority, Adventist Health, Rev., Adj., 3.35%, 11/15/32	8,000
	Indian River County Hospital District
1,185	Rev., FSA, 5.95%, 10/01/09	1,243
1,285	Rev., FSA, 6.00%, 10/01/10	1,349
	Miami-Dade County School Board
4,000	Series B, COP, Adj., MBIA, 5.00%, 05/01/31	4,302
3,000	Series B, COP, Adj., MBIA, 5.50%, 05/01/30	3,284
1,000	Miami-Dade County, Aviation, Series A, Rev., AMBAC, 6.00%, 10/01/08	1,022
30,000	Orlando Utilities Commission, Water & Electric, Multi-Modal, Series A, Rev., Adj., 4.10%, 10/01/23	30,751

SEE NOTES TO FINANCIAL STATEMENTS.

20

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Florida - Continued
$4,000	Palm Beach County Housing Finance Authority, Multi-Family Mortgage, Country Lake, Rev., Adj., 4.75%, 06/01/31	$4,190
3,065	Volusia County, Gas Tax, Rev., FSA, 5.00%, 10/01/15	3,387
		72,642
	Georgia - 1.5%
1,000	City of Atlanta Airport Facilities, Series A, Rev., AMBAC, 6.50%, 01/01/07 (p)	1,047
1,720	Forsyth County, School District, GO, 5.00%, 07/01/12	1,891
2,630	Fulton County School District, GO, 6.38%, 05/01/14	3,190
	Georgia Municipal Electric Authority, Power
1,250	Series A, Rev., 6.50%, 01/01/12	1,415
190	7.00%, 01/01/08 (p)	207
4,810	Series DD, Rev., MBIA-IBC, 7.00%, 01/01/08	5,228
	State of Georgia
3,000	Series B, GO, 6.30%, 03/01/10	3,391
5,000	Series D, GO, 5.80%, 11/01/09 (p)	5,609
2,500	Gwinnett County School District, Series B, GO, 6.40%, 02/01/08	2,699
5,000	Metropolitan Atlanta Rapid Transit Authority, Series P, Rev., AMBAC, 6.25%, 07/01/11	5,707
		30,384
	Hawaii - 0.4%
	Honolulu City & County
1,000	Series A, GO, FSA-CR, 5.60%, 04/01/07 (p)	1,041
2,000	Series A, GO, 7.35%, 07/01/06	2,072
3,335	State of Hawaii, Series CM, GO, FGIC, 6.00%, 12/01/10	3,770
		6,883

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Illinois - 4.5%
$10,025	Chicago Metropolitan Water Reclamation District, GO, 5.50%, 12/01/09	$10,939
	Chicago Metropolitan Water Reclamation District, Capital Improvement Bonds
10,000	GO, 5.50%, 12/01/12 (p)	11,183
1,500	GO, 7.00%, 01/01/08 (p)	1,635
1,000	GO, 7.25%, 12/01/12 (p)	1,241
3,000	Chicago O'Hare International Airport, Passenger Facility Charge, Series A, Rev., AMBAC, 5.63%, 01/01/13	3,086
1,245	Chicago Park District, Harbor Facilities, Rev., 5.38%, 01/01/06 (p)	1,256
5,300	Chicago Public Building Commission Building, Series A, MBIA, Rev, 5.25%, 12/01/11	5,859
	Chicago Emergency Telephone System
1,370	GO, FGIC, 5.25%, 01/01/13	1,522
1,000	GO, FGIC, 5.25%, 01/01/15	1,124
3,275	Chicago Tax Increment, Junior Lien, Near South Redevelopment Project, Tax Allocation, Series A, ACA, 5.00%, 11/15/07	3,382
5,000	City of Chicago, Series A, GO, FGIC, 6.75%, 07/01/10 (p)	5,829
2,130	City of Chicago, Board of Education, Depriest Elementry School Project, Series H, GO, MBIA, 5.75%, 12/01/23	2,455
2,585	Illinois Finance Authority, DePaul University, Series A, Rev., 5.38%, 10/01/15	2,861
1,665	Illinois Health Facilities Authority, Rev., 6.63%, 02/15/12 (p)	1,900
3,770	Illinois Health Facilities Authority, Riverside Health Systems, Rev., 6.75%, 11/15/10	4,077
1,330	Metropolitan Pier & Exposition Authority, Dedicated State Tax, Series A-2002, Rev., 8.50%, 06/15/06 (p)	1,388

SEE NOTES TO FINANCIAL STATEMENTS.

21

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Illinois - Continued
$50	Metropolitan Pier & Exposition Authority, Unrefunded Balance, Dedicated State Tax, Series A-2002, Rev., 8.50%, 06/15/06	$52
	Regional Transportation Authority
1,000	Series B, GO, AMBAC, 6.40%, 06/01/12	1,157
2,810	Series D, Rev., FGIC, 7.75%, 06/01/07	3,034
	State of Illinois
5,000	Series A, GO, 5.00%, 03/01/19 (p)	5,395
2,000	GO, MBIA, 5.25%, 06/01/08 (p)	2,135
	Town of Cicero, Tax Increment
5,530	Series A, GO, 5.25%, 01/01/17	6,146
6,140	Series A, GO, 5.25%, 01/01/19	6,788
1,025	Will County High School District No. 204, Joliet, Limited Tax, GO, FSA, 5.38%, 12/01/12	1,135
	Winnebago County School District No. 122, Harlem-Loves Park, Capital Appreciation
1,350	GO, FGIC, 6.35%, 06/01/07	1,426
4,445	GO, FSA, Zero Coupon, 01/01/13	3,345
		90,350
	Indiana - 0.7%
1,670	Fifth Avenue Housing Development Corp, Industrial Mortgage, Section 8 Assisted Project, Series A, Rev., FHA, 5.05%, 08/01/11	1,671
1,500	Indiana Transportation Finance Authority, Airport Facilities, Series A, Rev., AMBAC, 6.00%, 11/01/11 (p)	1,723
2,280	Indiana Transportation Finance Authority, Highway, Unrefunded Balance, Series A, Rev., AMBAC, 5.75%, 06/01/12	2,597
3,000	Indianapolis Airport Authority, Special Facilities, Fed Ex Corp. Project, Rev., 5.10%, 01/15/17	3,173
3,795	City of Indianapolis, Economic Development, Knob In the Woods Project, Rev., Adj., FNMA COLL, 3.45%, 12/01/24	3,766

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Indiana - Continued
$1,702	City of Indianapolis, Muliti-Family Housing, Braeburn, Series A, Rev., GNMA COLL, 5.35%, 12/01/16	$1,795
		14,725
	Iowa - 0.7%
6,920	Iowa Finance Authority, Hospital Facilities, Rev., 6.75%, 02/15/10 (p)	7,980
1,000	Iowa Higher Education Loan Authority, Rev., ACA, 5.75%, 10/01/13	1,107
5,000	Tobacco Settlement Authority of Iowa, Tobacco Settlement, Asset Backed, Series B, Rev., 5.50%, 06/01/11	5,342
		14,429
	Kansas - 0.6%
	Butler County Public Building Commission, Community Improvement, Public Facilities Projects
1,375	Rev., MBIA, 5.25%, 10/01/10 (p)	1,495
1,600	Rev., MBIA, 5.35%, 10/01/10 (p)	1,747
	Johnson County Unified School District 232
1,175	GO, FSA, 5.00%, 09/01/12	1,263
1,865	GO, FSA, 5.25%, 09/01/16	2,023
1,330	GO, FSA, 5.50%, 09/01/13	1,461
1,495	GO, FSA, 5.50%, 09/01/14	1,643
1,675	GO, FSA, 5.50%, 09/01/15	1,841
		11,473
	Kentucky - 0.7%
325	Greater Kentucky Housing Assistance Corp., Mortgage, Multi-Family Housing, Section 8 Assisted, Series A, Rev., FHA, 5.90%, 02/01/14	325
1,000	Kenton County Public Properties Corp., Package Facilities Project, First Mortgage, Series A, Rev., 5.63%, 12/01/06 (p)	1,043
5,905	Kentucky State Property & Buildings Commission, Project No. 69, Series A, Rev., FSA, 5.00%, 08/01/11 (p)	6,445

SEE NOTES TO FINANCIAL STATEMENTS.

22

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Kentucky - Continued
$1,000	Kentucky State Property & Buildings Commission, Road Fund, Project No. 73, Rev., 5.50%, 11/01/14	$1,113
4,905	Kentucky Turnpike Authority, Economic Development, Revitalization Projects, Series B, Rev., FSA, 5.00%, 07/01/12	5,383
		14,309
	Louisiana - 0.3%
1,000	Port New Orleans Board of Commissioners, Sport Facilities, Rev., AMBAC, 5.50%, 04/01/08	1,057
4,980	State of Louisiana, Series A, GO, FGIC, 5.00%, 04/01/09	5,293
		6,350
	Maryland - 0.8%
	Maryland State Stadium Authority Lease, Convention Center Expansion
3,000	Rev., AMBAC, 5.75%, 12/15/08	3,067
3,000	Rev., AMBAC, 5.80%, 12/15/09	3,067
8,109	State of Maryland, Tax Exempt Master Lease, 5.19%, 07/01/16 (i) (p) (e)	8,866
		15,000
	Massachusetts - 4.0%
	Massachusetts Bay Transportation Authority, General Transportation Systems
2,045	Series A, Rev., MBIA, 5.50%, 03/01/14	2,334
5,650	Series A, Rev., 7.00%, 03/01/08	6,170
	State of Massachusetts CONS,
3,200	Series C, GO, 5.25%, 08/01/13 (p)	3,567
4,000	Series A, GO, 5.38%, 08/01/08	4,255
1,420	Massachusetts State College Building Authority, Commonwealth Guaranteed, Series A, Rev., 7.50%, 05/01/11	1,716
10,000	Massachusetts State Turnpike Authority, Series A, Rev., 5.00%, 01/01/13 (p)	10,814

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Massachusetts - Continued
	Massachusetts State Water Pollution Abatement, MWRA Program
$2,225	Sub Series A, Rev., 6.00%, 08/01/09 (p)	$2,474
7,275	Sub Series A, Rev., 6.00%, 08/01/15	8,074
	Massachusetts Water Resources Authority
2,000	Series A, Rev., FSA, GO, 5.50%, 08/01/13	2,278
3,000	Series C, Rev., FGIC-TCRS, GO, 5.25%, 12/01/15	3,361
18,545	State of Massachusetts, Federal Highway, Series A, Rev., GAN, FSA, 5.75%, 12/15/12	20,601
	University of Massachusetts Building Authority Project
8,395	Series 04-1, Rev., AMBAC, 5.38%, 11/01/14 (p)	9,576
2,000	Series 04-1, Rev., AMBAC, 5.38%, 11/01/20	2,242
1,000	Series 04-1, Rev., AMBAC, 5.38%, 11/01/21	1,119
		78,581
	Michigan - 4.5%
3,910	City of Grand Rapids, Water Supply, Rev., FGIC, 5.75%, 01/01/13	4,357
	Michigan State Building Authority, Facilities Program
750	Series 1, Rev., 4.20%, 10/15/21	752
2,500	Series I, Rev., 5.50%, 10/15/12	2,772
	Michigan State Hospital Finance Authority, Ascension Health Credit
13,050	Series A, Rev., MBIA, 6.25%, 11/15/09 (p)	14,721
10,000	Series B, Rev, Adj., 5.30%, 11/15/33	10,278
	Michigan State Hospital Finance Authority, Trinity Health
3,755	Series A, Rev., 5.50%, 12/01/05	3,778
4,160	Series A, Rev., 6.00%, 12/01/11	4,660
4,405	Series A, Rev., 6.00%, 12/01/12	4,891

SEE NOTES TO FINANCIAL STATEMENTS.

23

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Michigan - Continued
$979	Michigan State Housing Development Authority, Huntley Villas Apartments, Series A, Rev., GNMA COLL, 4.80%, 08/20/12	$1,023
10,750	Michigan State Trunk Line, Series A, Rev., 5.25%, 11/01/13	12,059
3,565	Michigan Underground Storage Tank Financial Assurance Authority, Series I, Rev., AMBAC, 5.75%, 05/01/06 (p)	3,669
16,000	Monroe County Economic Development Corp., Limited Obligation, Detroit Edison Co, Series CC, Rev., Adj., AMBAC, 4.65%, 10/01/24	16,900
3,000	Rochester Community School District, Series I, GO, Q-SBLF, 5.50%, 05/01/09	3,246
5,445	Royal Oak Hospital Finance Authority, William Beaumont Hospital, Rev., 6.25%, 01/01/11	6,136
1,000	Sturgis Public School District, School Building & Site, GO, Q-SBLF, 5.63%, 05/01/10 (p)	1,105
		90,347
	Minnesota - 1.0%
	Minnesota Housing Finance Agency, AMT Single Family Mortgage
570	Series C, Rev., GO, 4.85%, 01/01/24	579
475	Series G, Rev., GO, 6.25%, 07/01/26	487
2,895	Series L, Rev., 6.25%, 07/01/27	2,956
1,000	Minnesota State Municipal Power Agency, Electric, Series A, Rev., 5.25%, 10/01/19	1,095
	University of Minnesota
5,000	Series A, Rev., GO, 5.75%, 07/01/10	5,564
8,000	Series A, Rev., GO, 5.75%, 07/01/15	9,384
		20,065
	Mississippi - 0.7%
1,190	Mississippi Higher Education Assistance Corp., Series B-3, Rev., GTD STD LNS, 5.30%, 09/01/08	1,233

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Mississippi - Continued
	State of Mississippi
$2,000	GO, 5.75%, 12/01/12	$2,293
10,610	GO, 6.20%, 02/01/08 (p)	11,290
		14,816
	Missouri - 1.9%
	Clay County Public School District No. 53, Liberty, Direct Deposit Program
3,200	GO, FSA, 5.25%, 03/01/22	3,522
2,500	GO, FSA, 5.25%, 03/01/23	2,748
1,430	Kansas City Municipal Assistance Corp., Capital Improvement, Series B, Rev., AMBAC, 5.40%, 01/15/08	1,457
	Missouri Housing Development Commission, Homeowner Loan Program, Multi-Family Housing
535	Series III, Rev., FHA, 4.70%, 12/01/11	566
525	Series III, Rev., FHA, 4.80%, 12/01/12	555
	Missouri Housing Development Commission, Homeowner Loan Program, Single Family Mortgage
11,995	Series C-1, Rev., Adj., AMT, GNMA/FNMA, 4.80%, 09/01/34	12,238
7,670	Series B-1, Rev., Adj., AMT, GNMA/FNMA COLL, 5.38%, 09/01/34	8,004
1,105	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds Program, Series B, Rev., 5.50%, 07/01/12	1,252
3,480	Missouri State Health & Educational Facilities Authority, Park Lane Medical Center, Series A, Rev., MBIA, 5.60%, 01/01/15 (p)	3,833
3,105	St. Louis Land Clearance Redevelopment Authority, Westminster Place Apartments, Series A, Rev., Adj., FNMA COLL, 5.95%, 07/01/22	3,193
		37,368

SEE NOTES TO FINANCIAL STATEMENTS.

24

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Montana - 0.0% (g)
$335	Montana State Housing Board, Single Family Mortgage, Series A-2, Rev., AMT, 5.10%, 12/01/30	$339
	Nebraska - 0.6%
4,205	NEBHELP, Inc., Sub Series A-5B, Rev., MBIA, GTD STD LNS, 6.20%, 06/01/13	4,311
6,665	Nebraska Public Power District, Series B, Rev., MBIA, 5.25%, 01/01/14	7,039
		11,350
	Nevada - 0.9%
8,200	Clark County, PCR, Nevada Power Co. Project, Series D, Rev., ACA, 5.30%, 10/01/11	8,209
8,200	Clark County School District, Series A, GO, MBIA, 7.00%, 06/01/11	9,708
		17,917
	New Jersey - 4.4%
	Garden State Preservation Trust, Open Space & Farmland
8,000	2005 Series A, Rev., FSA, 5.80%, 11/01/21	9,364
8,000	2005 Series A, Rev., FSA, 5.80%, 11/01/23	9,290
	New Jersey Economic Development Authority, Cigarette Tax
4,500	Rev., FGIC, 5.00%, 06/15/09	4,776
7,500	Rev., 5.63%, 06/15/17	7,779
15,395	New Jersey Economic Development Authority, Motor Vehicles, Series A, Rev., MBIA, 5.25%, 07/01/16	17,202
7,825	New Jersey State Transit Corp., Federal Transportation Administration Grants, COP, Series B, AMBAC, 5.50%, 09/15/11	8,692
	New Jersey State Turnpike Authority
2,935	Rev., 5.70%, 05/01/13 (p)	3,184
2,585	Series G, Rev., 5.75%, 01/01/09 (p)	2,724

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	New Jersey - Continued
	New Jersey Transportation Trust Fund Authority, Transportation System
$4,570	Series A, Rev., 5.75%, 06/15/15	$5,281
2,395	Series B, Rev., MBIA, 6.00%, 12/15/11 (p)	2,761
5,020	Series C, Rev., 5.00%, 06/15/10	5,372
10,000	State of New Jersey, GO, 5.50%, 05/01/07	10,412
		86,837
	New Mexico - 0.3%
2,765	New Mexico Mortgage Finance Authority, Single Family Mortgage, Series D, Rev., AMT, Adj., GNMA/FNMA/FHLMC COLL, 6.13%, 09/01/33	3,001
	University of New Mexico, Capital Appreciation, Sub Lien
1,030	Series B, Rev., MBIA, Zero Coupon, 06/01/07	976
1,040	Series B, Rev., MBIA, Zero Coupon, 06/01/08	951
1,115	Series B, Rev., MBIA, Zero Coupon, 06/01/09	983
		5,911
	New York - 14.6%
12,405	Battery Park City Authority, Series A, Rev., 5.25%, 11/01/14	13,938
	Erie County TOB Asset Securitization Corp., Asset Backed
1,160	Class A, Rev., 5.38%, 07/15/10	1,273
2,530	Class A, Rev., 5.50%, 07/15/10 (p)	2,813
1,500	Long Island Power Authority, Electric Systems, Series A, Rev., FSA, 5.50%, 12/01/13 (p)	1,713
22,630	Metropolitan Transportation Authority, Service Contract, Series A, Rev., 5.50%, 07/01/17	25,896

SEE NOTES TO FINANCIAL STATEMENTS.

25

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	New York - Continued
	New York City
$1,770	Series A, GO, 5.00%, 08/01/07	$1,837
105	Series A, GO, 7.00%, 08/01/06 (p)	111
2,220	Series B, GO, 5.00%, 08/01/06	2,264
2,865	Series B, GO, 5.00%, 08/01/07	2,973
6,055	Series B, GO, 5.50%, 12/01/11 (p)	6,816
650	Series D, GO, 5.25%, 08/01/08	689
2,100	Series D, GO, 5.75%, 08/01/07	2,207
4,000	Series D, GO, MBIA-IBC, 6.50%, 11/01/09	4,510
1,500	Series E, GO, 5.75%, 08/01/12	1,693
3,000	Series G, GO, 5.25%, 08/01/07	3,127
540	Series G, GO, 5.25%, 08/01/08 (p)	575
11,500	Series G, GO, 5.50%, 08/01/09	12,443
10,000	Series H, GO, 5.25%, 03/15/15	10,960
350	Series I, GO, MBIA-IBC, 5.75%, 03/15/06 (p)	361
4,460	Unrefunded Balance, Series G, GO, 5.25%, 08/01/08	4,731
2,500	New York City Municipal Water Finance Authority, Water & Sewer System, Series D, Rev., 5.00%, 06/15/16	2,684
	New York City Transitional Finance Authority, Future Tax Secured
5,550	Series C, Rev., AMBAC, 5.25%, 08/01/15	6,131
24,000	Series A, Rev., Adj., 5.50%, 11/01/26	26,528
	New York City, Unrefunded Balance
2,495	Series A, GO, 7.00%, 08/01/07	2,619
3,395	Series I, GO, MBIA-IBC, 5.75%, 03/15/07	3,497
6,300	New York Convention Center Operating Corp., Yale Building Acquistion Project, COP, 5.25%, 06/01/08	6,490
5,000	State of New York, Series B, GO, 5.70%, 08/15/10	5,061
	New York State Dormitory Authority, City University Systems, 4th Generation
5,035	Series A, Rev., FGIC-TCRS, 5.25%, 07/01/13	5,641

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	New York - Continued
$4,025	Series A, Rev., FGIC-TCRS, 5.50%, 05/15/13	$4,558
1,500	Series A, Rev., FSA-CR, 5.50%, 05/15/13	1,704
4,234	New York State Dormitory Authority, State University of New York, Stony Brook University, Rev., 3.92%, 03/27/07 (i) (e)	4,253
	New York State Environmental Facilities Corp., State Revolving Funds
5,040	Series D, Rev., 5.38%, 06/15/16	5,603
7,745	Series D, Rev., 5.38%, 06/15/17	8,606
8,325	Series D, Rev., 5.38%, 06/15/18	9,239
3,345	Sub Series E, Rev., 5.38%, 06/15/13	3,725
6,600	Sub Series E, Rev., 5.38%, 06/15/16	7,354
8,055	Sub Series E, Rev., 5.38%, 07/15/19	8,960
4,115	New York State Housing Finance Agency, Housing Project Mortgage, Series A, Rev., FSA, 5.40%, 11/01/05	4,124
	New York State Thruway Authority, Highway & Bridge Trust Fund
3,950	Series A, Rev., FGIC, 5.25%, 04/01/10 (p)	4,295
15,000	Series B, AMBAC, 5.00%, 04/01/18	16,509
	New York State Thruway Authority, Service Contract, Local Highway & Bridge
5,000	Rev., 5.10%, 04/01/08	5,253
10,000	Rev., 5.20%, 04/01/09	10,520
5,100	New York State Urban Development Corp., Correctional Capital Facilities, Series A, Rev., FSA, 6.50%, 01/01/10	5,760
	Sales Tax Asset Receivables Corp.
3,000	Series A, Rev., MBIA, 5.00%, 10/15/26	3,232
6,650	Series A, Rev., MBIA, 5.25%, 10/15/19	7,436
	Tobacco Settlement Financing Authority
4,000	Series C-1, Rev., 5.50%, 06/01/18	4,431
4,000	Series C-1, Rev., 5.50%, 06/01/19	4,458
10,000	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., GO, 5.25%, 11/15/16	11,085
		290,686

SEE NOTES TO FINANCIAL STATEMENTS.

26

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	North Carolina - 1.8%
	Cabarrus County, Installment Financing Contract
$2,000	COP, 5.75%, 04/01/11	$2,234
2,000	COP, 5.75%, 04/01/12	2,258
3,015	Durham County, Public Improvement, Series B, GO, 5.00%, 04/01/19	3,275
705	North Carolina Housing Finance Agency, Home Ownership, Series 1-B, Rev., 5.13%, 07/01/13	724
	North Carolina Municipal Power Agency No. 1, Catawba Electricity
8,900	Series B, Rev., 6.13%, 01/01/06	8,990
6,275	Series B, Rev., 6.25%, 01/01/07	6,523
9,155	Rev., AMBAC, 6.00%, 01/01/08	9,761
2,500	Rev., MBIA-IBC, 7.25%, 01/01/07	2,638
		36,403
	North Dakota - 0.3%
5,270	North Dakota State Housing Finance Agency, Housing Finance Program, Series C, Rev., 5.55%, 01/01/31	5,276
	Ohio - 3.6%
10,000	Butler County Transportation Improvement District, Series A, Rev., FSA, 5.13%, 04/01/17	10,655
1,250	City of Cincinnati GO, 5.38%, 12/01/17	1,368
885	Cleveland-Cuyahoga County Port Authority, Development, Port Cleveland Bond Fund, Series A, Rev., 5.60%, 11/15/15	952
1,525	Cuyahoga Community College District, Series A, Rev., AMBAC, 5.00%, 12/01/15	1,669
	Franklin County, Economic Development, Capitol South Community Urban
1,395	Rev., 5.00%, 06/01/07 (i)	1,424
1,465	Rev., 5.25%, 06/01/08 (i)	1,509
1,115	Rev., 5.50%, 06/01/09 (i)	1,160

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Ohio - Continued
	Franklin County, Online Computer Library Center
$2,065	Rev., 5.00%, 04/15/08	$2,149
1,170	Rev., 5.00%, 04/15/09	1,230
5,510	Montgomery County, Catholic Health, Rev., 5.50%, 09/01/12	6,050
4,000	Montgomery County, Solid Waste, Rev., MBIA, 5.50%, 11/01/10	4,097
3,000	Ohio Air Quality Development Authority, Edison Project, Series A, Rev., Adj., AMBAC, 3.25%, 02/01/15	3,002
355	Ohio Capital Corp. For Housing Mortgage, Section 8 Assisted, Series M, Rev., FHA, 5.90%, 02/01/14	355
9,990	Ohio Housing Finance Agency, AMT, Residential Mortgage Backed Securities, Series A, Rev., AMT, 5.00%, 09/01/31	10,323
1,605	Ohio State Water Development Authority, Rev., 9.38%, 12/01/10 (p)	1,802
	State of Ohio, Infrastructure Improvement
3,200	Series D, GO, 5.00%, 03/01/17	3,494
3,360	Series D, GO, 5.00%, 03/01/18	3,656
2,530	Series D, GO, 5.00%, 03/01/19	2,747
	RiverSouth Authority, RiverFront Area Redevelopment
2,245	Series A, Rev., 5.25%, 12/01/16	2,499
1,365	Series A, Rev., 5.25%, 12/01/17	1,516
2,490	Series A, Rev., 5.25%, 12/01/18	2,758
2,060	Toledo-Lucas County Port Authority, Development, Northwest, Woodsage Project, Series B, Rev., 6.25%, 05/15/24	2,219
	Warrensville Height City School District, School Improvement
1,000	GO, FGIC, 7.00%, 12/01/11	1,201
1,000	GO, FGIC, 7.00%, 12/01/12	1,224
1,075	GO, FGIC, 7.00%, 12/01/13	1,338
1,150	GO, FGIC, 7.00%, 12/01/14	1,453
		71,850

SEE NOTES TO FINANCIAL STATEMENTS.

27

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Oklahoma - 0.1%
$2,500	Oklahoma Industries Authority, Health System, Baptist Center, Series C, Rev., AMBAC, 6.25%, 08/15/12 (p)	$2,555
	Oregon - 1.1%
3,000	Clackamas County Hospital Facility Authority, Legacy Health System, Rev., 5.38%, 02/15/12 (p)	3,204
5,405	Lane County School District No. 40, Creswell, GO, SCH BD GTY, 6.00%, 06/15/10 (p)	6,075
1,000	Lane County School District No. 52, Bethel, GO, FSA, 6.00%, 06/01/06	1,023
1,305	Oregon State Bond Bank, Economic & Community Development, Series B, Rev., MBIA, 5.30%, 01/01/16	1,413
3,000	Oregon State Department of Transportation, Highway User Tax, Series A, Rev., 5.50%, 11/15/12 (p)	3,396
2,405	Polk Marion & Benton School District No. 13J, GO, FSA, 5.75%, 06/15/10 (p)	2,677
2,095	Washington County, GO, 5.50%, 06/01/13	2,327
1,050	Washington County Unified Sewerage Agency, Sewer, Sub Lien, Series 1, Rev., FGIC, 5.75%, 10/01/11	1,190
		21,305
	Pennsylvania - 1.6%
5,000	Allegheny County Sanitation Authority, Sewer, Rev., MBIA, 5.38%, 12/01/17 (m)	5,571
1,250	Indian County IDA, New York State Electric & Gas Corp., Series A, Rev., MBIA, 6.00%, 06/01/06	1,279
1,500	Northeastern Pennsylvania Hospital & Education Authority, Healthcare, Wyoming Health Care, Series A, Rev., AMBAC, 6.40%, 01/01/06	1,517
13,255	Pennsylvania Higher Education, 4.64%, 04/30/09 (i) (e)	13,516

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Pennsylvania - Continued
$1,550	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 67-A, Rev., AMT, 5.50%, 10/01/11	$1,621
	Pennsylvania State Higher Educational Facilities Authority, University of Pennsylvania, Health Services
2,000	Series A, Rev., 6.00%, 01/01/06 (p)	2,041
2,800	Unrefunded Balance, Series A, Rev., 6.00%, 01/01/06	2,827
3,500	Philadelphia Authority, IDR, Rev., 2.15%, 01/01/18 (i) (e)	3,454
		31,826
	Puerto Rico - 1.0%
3,500	Children's Trust Fund, Tobacco Settlement, Rev., 5.75%, 07/01/10 (p)	3,900
	Commonwealth of Puerto Rico
5,500	GO, MBIA-IBC, 5.50%, 07/01/09	5,986
4,800	GO, AMBAC-TCRS, 7.00%, 07/01/10	5,617
3,000	Series C, GO, Adj., MBIA, 5.00%, 07/01/28	3,149
2,000	Puerto Rico Highway & Transportation Authority, Series AA, Rev., Adj., FSA, 5.00%, 07/01/26	2,151
		20,803
	South Carolina - 2.8%
2,810	Charleston County, Public Improvement, GO, 6.13%, 09/01/12	3,135
	Charleston Educational Excellence Finance Corp., Charleston County School District Project
4,105	Rev., 5.00%, 12/01/14	4,504
5,500	Rev., 5.00%, 12/01/16	5,975
4,500	Rev., 5.00%, 12/01/17	4,866
2,500	Rev., 5.00%, 12/01/18	2,696
1,000	Piedmont Municipal Power Agency, Electric, Rev., MBIA, 6.20%, 01/01/08 (p)	1,072
8,125	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., FGIC, 6.75%, 01/01/20	10,471

SEE NOTES TO FINANCIAL STATEMENTS.

28

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	South Carolina - Continued
	South Carolina Jobs & Economic Development Authority, Hospital Facilities Improvement, Palmetto Health Alliance
$5,500	Series A, Rev., 7.00%, 12/15/10 (p)	$6,246
3,000	Series A, Rev., 7.13%, 12/15/10 (p)	3,600
	South Carolina Jobs & Economic Development Authority, Hospital Facilities, Georgetown Memorial Hospital
1,215	Rev., AMBAC, 5.50%, 11/01/12	1,322
1,065	Rev., RADIAN, 5.25%, 02/01/11	1,138
10,310	State of South Carolina, State School Facilities, Series A, GO, 4.25%, 01/01/15 (p)	10,678
		55,703
	South Dakota - 0.1%
1,000	South Dakota Housing Development Authority, Homeownership Mortgage, Series D, Rev., 4.70%, 05/01/10	1,053
	Tennessee - 1.3%
1,910	City of Lawrenceburg, Electric, Rev., MBIA, 6.63%, 07/01/18	2,418
6,820	Knox County, Public Improvement, GO, 6.00%, 05/01/08 (p)	7,402
1,345	Municipal Energy Acquisition Corp., Gas, Rev., FSA, 4.13%, 03/01/09	1,392
7,285	Tennergy Corp., Gas, Rev., MBIA, 5.00%, 06/01/09	7,754
2,985	Tennessee Housing Development Agency, Homeownership Program, Issue 3A, Rev., AMT, GO, Zero Coupon, 07/01/06	2,891
2,860	Tennessee State School Bond Authority, Higher Education Facilities, Second Program, Series A, Rev., FSA, 5.00%, 05/01/08	3,002
		24,859

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Texas - 8.8%
	Alvin Independent School District
$3,205	3.60%, 02/15/22 (i) (m) (e)	$3,197
3,375	3.60%, 02/15/23 (i) (m) (e)	3,366
3,550	4.00%, 02/15/24 (i) (m) (e)	3,550
3,735	4.00%, 02/15/25 (i) (m) (e)	3,735
2,945	Arlington Independent School District, GO, PSF-GTD, 4.75%, 02/15/21	3,002
2,000	Austin Independent School District, Public Property Finance Contractual Obligation, GO, MBIA, 5.25%, 02/01/08 (p)	2,105
18,495	Beaumont Water & Sewer, Rev., 3.50%, 09/01/23 (i) (e)	18,487
1,435	Carroll Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 02/15/14	960
1,155	Cedar Hill Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/12	832
170	Central Texas Housing Finance Corp., Single Family Mortgage, GNMA Mortgage Program Rev., GNMA COLL, FHA, 8.20%, 04/01/22	177
6,200	City of Dallas, Improvement, Rev., MBIA, 5.25%, 08/15/07	6,464
5,495	City of Fort Worth, Water & Sewer, Improvement, Rev., FSA, 5.00%, 02/15/15	6,003
8,675	City of Houston, Series A, GO, 5.50%, 03/01/08	9,180
5,000	Coastal Bend Health Facilities Development Corp., Rev., AMBAC, 5.93%, 11/15/13 (p)	5,805
5,205	Coppell Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/16	3,016
1,305	Dallas County Flood Control District, GO, 9.25%, 04/01/08 (p)	1,495
5,000	Dallas Waterworks & Sewer System, Improvement, Rev., FSA, 5.38%, 10/01/17	5,563

SEE NOTES TO FINANCIAL STATEMENTS.

29

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Texas - Continued
$5,000	Harris County Hospital District, Rev., MBIA, 6.00%, 02/15/13	$5,561
4,115	Harris County, Houston Sports Authority, Capital Appreciation, Junior Lien, Series B, Rev., MBIA, Zero Coupon, 11/15/12	2,969
2,000	Hays Consolidated Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/11 (p)	1,528
10,000	Houston Independent School District, Capital Appreciation, Series A, GO, PSF-GTD, Zero Coupon, 02/15/13	7,159
3,885	Houston Independent School District, Public Facilities Corp. Lease, Capital Appreciation, Cesar E. Chavez, Series A, Rev., AMBAC, Zero Coupon, 09/15/12	2,979
1,520	Katy Independent School District, Series A, GO, PSF-GTD, 5.00%, 02/15/11	1,645
6,720	Leander Independent School District, GO, PSF-GTD, Zero Coupon, 08/15/13	4,586
5,875	Lubbock Helath Facilities Development Corp., St. Joseph Health Systems, Rev., 5.25%, 07/01/11	6,210
7,500	Pearland Independent School District, 3.53%, 02/15/25 (i) (e)	7,473
7,500	Pearland Independent School District, Unlimited Tax Adj., 3.53%, 02/15/24 (i) (e)	7,473
2,505	Richardson Independent School District, GO, PSF-GTD, 5.00%, 02/15/22	2,678
1,700	City of Southlake, GO, AMBAC, Zero Coupon, 02/15/09 (p)	1,250
3,900	Texas Public Finance Authority, GO, 5.00%, 10/01/17	4,216
7,500	State of Texas, Series A, GO, 6.00%, 10/01/09	8,304
3,000	State of Texas, College Student Loan, GO, GTD STD LNS, 5.25%, 08/01/07	3,120

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Texas - Continued
$2,540	Texas Tech University Revenues, Improvements, Financing System, Series 6, Rev., AMBAC, 5.25%, 02/15/16	$2,701
	Texas Water Development Board, State Revolving Fund, Senior Lien
4,700	Series A, Rev., 5.00%, 07/15/07	4,872
3,000	Series A, Rev., 5.25%, 07/15/09	3,174
1,000	Series A, Rev., 5.63%, 07/15/11	1,084
4,795	Series A, Rev., 5.63%, 07/15/12	5,271
3,175	Series B, Rev., 5.25%, 07/15/08	3,329
3,270	Tomball Independent School District, U.T. Schoolhouse, 2.68%, 02/15/23 (i) (e)	3,331
7,385	Tomball Independent School District, Series B, Adj., GO, 3.45%, 02/15/26 (i) (e)	7,423
		175,273
	Utah - 0.5%
3,800	Intermountain Power Agency, Utah Power Supply, Series B, Rev., MBIA, 6.50%, 07/01/10	4,346
2,840	Salt Lake City, GO, 5.50%, 06/15/10 (p)	3,132
1,700	Salt Lake City Municipal Building Authority, Series B, Rev., AMBAC, 5.50%, 10/15/09 (p)	1,870
10	Salt Lake City, Unrefunded Balance, Rev., 5.50%, 06/15/11	11
		9,359
	Vermont - 0.2%
4,100	City of Burlington, Electric, Series A, Rev., MBIA, 6.38%, 07/01/09	4,576
	Virgin Islands - 0.6%
2,500	Virgin Islands Public Finance Authority, Gross Receipts, Tax Lien Notes, Series A, Rev., 5.63%, 10/01/10	2,625
5,000	Virgin Islands Public Finance Authority, Senior Lien, Fund Lien Notes, Series C, Rev., 5.50%, 10/01/06	5,120
3,070	Virgin Islands Water & Power Authority, Electric Systems, Rev., 5.25%, 07/01/07	3,154
		10,899

SEE NOTES TO FINANCIAL STATEMENTS.

30

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Washington - 6.3%
	Cowlitz County Public Utility District No. 1, Electric, Distribution System
$2,845	Rev., AMBAC, 5.00%, 09/01/10	$3,062
2,255	Rev., AMBAC, 5.00%, 09/01/11	2,446
34,000	Energy Northwest, Washington Electric, Columbia Generating Station, Series B, Rev., MBIA, 5.50%, 07/01/18	36,551
13,995	Grant County Public Utility District No. 2, Electric, Series H, Rev., FSA, 5.38%, 01/01/15	15,332
428	Kitsap County Consolidated Housing Authority, Low Income Housing, Rev., GNMA COLL, 7.00%, 08/20/08	439
3,000	Kitsap County School District No. 400, North Kitsap, GO, SCH BD GTY, 5.00%, 06/01/11 (p)	3,232
1,300	Port Grays Harbor, Rev., 6.38%, 12/01/14	1,390
10,000	Seattle Municipal Light & Power, Rev., FSA, 5.50%, 03/01/13	11,040
5,140	Snohomish County School District No. 6, Mukilteo, GO, FGIC, 5.70%, 12/01/12	5,871
3,525	Spokane & Whitman Counties School District No. 360-316, Cheney, GO, SCH BD GTY, 5.60%, 12/01/14	3,903
	State of Washington
4,000	Series C, GO, 5.50%, 07/01/09	4,337
4,500	Series B & AT-7, GO, 6.40%, 06/01/17	5,492
	Washington Public Power Supply System, Nuclear Project No. 1
1,300	Series B, Rev., 5.60%, 07/01/07	1,360
1,000	Series A, Rev., 5.70%, 07/01/06 (p)	1,023
11,845	Series A, Rev., AMBAC, 6.00%, 07/01/08	12,769
3,650	Series B, Rev., MBIA, 5.13%, 07/01/16	3,843
	Washington Public Power Supply System, Nuclear Project No. 2
3,800	Series A, Rev., 5.75%, 07/01/09	4,150
1,885	Series A, Rev., 7.25%, 07/01/06 (p)	1,953

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Washington - Continued
$115	Washington Public Power Supply System, Nuclear Project No. 2, Unrefunded Balance, Series B, Rev., 7.25%, 07/01/06	$119
	Washington Public Power Supply System, Nuclear Project No. 3, Capital Appreciation
5,000	Series B, Rev., Zero Coupon, 07/01/09	4,367
3,000	Series B, Rev., MBIA-IBC, 5.65%, 07/01/08	3,207
		125,886
	West Virginia - 0.3%
2,495	Harrison County, County Commission, Special Obligation, Series A, SO, 6.25%, 05/15/10 (p)	2,743
	West Virginia State Higher Education Interim Governing Board University, Marshall University
1,235	Series A, Rev., FGIC, 5.25%, 05/01/13	1,349
1,000	Series A, Rev., FGIC, 5.25%, 05/01/14	1,092
1,020	Series A, Rev., FGIC, 5.25%, 05/01/15	1,113
		6,297
	Wisconsin - 1.8%
2,350	Milwaukee County, Corporate Purpose, Series A, GO, 5.63%, 09/01/10	2,562
	Wisconsin Health & Educational Facilities Authority
6,250	Series 1999-C, Rev., 5.70%, 05/01/14 (i) (e)	6,709
6,250	Series 1999-D, Rev., 5.95%, 05/01/19 (i) (e)	6,860
	State of Wisconsin
2,775	Series 1, GO, 5.00%, 11/01/07	2,891
6,275	Series 1, GO, 5.50%, 11/01/11	7,013
4,450	Series 3, GO, 5.20%, 11/01/09	4,797
1,000	GO, 6.25%, 05/01/12	1,165
3,200	State of Wisconsin, Clean Water, Series 1, Rev., 5.10%, 06/01/21	3,457
		35,454
	Total Municipal Bonds	1,947,579
	(Cost $1,855,612)

SEE NOTES TO FINANCIAL STATEMENTS.

31

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment - 3.6%
	Investment Company - 3.6%
$71,007	JPMorgan Tax Free Money Market Fund (b) (Cost $71,007)	$71,007
	Total Investments - 101.5%	$2,018,586
	(Cost $1,926,619)
	Liabilities in Excess of Other Assets - (1.5)%	(29,446)
	NET ASSETS - 100.0%	$1,989,140

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32

JPMorgan New Jersey Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 96.1%
	Municipal Bonds - 96.1%
	Arizona - 0.2%
$100	Phoenix Civic Improvement Corp., Water Systems, Junior Lien, Rev., 5.50%, 07/01/06 (p)	$102
	California - 0.7%
310	Nevada Union High School District, New Haven, GO, FSA,12.00%, 08/01/09	408
	Connecticut - 0.3%
180	City of East Hartford, GO, FGIC, 5.25%, 05/01/15	205
	Kansas - 0.5%
275	Kansas Development Finance Authority, Department of Corrections, El Dorado Unit Project, Series H, Rev., MBIA, 5.20%, 08/01/11	302
	Michigan - 1.8%
985	Anchor Bay School District, GO, Q-SBLF, 5.25%, 05/01/15 (m)	1,113
	New Jersey - 81.4%
140	Atlantic City, Series A, GO, MBIA, 4.00%, 08/01/10 (m)	145
450	Atlantic County, Public Facilities Lease Agreement, COP, FGIC , 6.00%, 03/01/13 (m)	521
205	Audubon School District, GO, MBIA, 4.00%, 10/01/08	211
100	Cape May County Municipal Utilities Authority, Sewer, Series A, Rev., FSA, 6.00%, 01/01/09	109
1,605	Casino Reinvestment Development Authority, Hotel Room Fee, Casino Reinvestment, Rev., AMBAC, 5.12%, 01/01/17	1,776
	City of Bayonne
410	Series B, GO, FSA, SBRF, 5.00%, 01/15/16	455
400	Series B, GO, FSA, SBRF, 5.25%, 01/15/18	456
480	Series B, GO, FSA, SBRF, 5.25%, 01/15/19	549

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	New Jersey - Continued
$505	Series B, GO, FSA, SBRF, 5.50%, 01/15/20	$593
530	Series B, GO, FSA, SBRF, 5.50%, 01/15/21	625
485	Series B, GO, FSA, SBRF, 5.50%, 01/15/22	576
1040	City of Summit, GO, SBRF, 5.70%, 06/01/09 (p)	1,136
570	Essex County Improvement Authority, County Correctional Facility Project, County Guaranteed, Rev., FGIC , 5.75%, 10/01/10 (p)	638
1,385	Ewing Township School District, GO, FGIC, SBRF, 5.30%, 08/01/08 (p)	1,473
1,010	Freehold Regional High School District, GO, FGIC, SBRF, 5.00%, 03/01/16	1,136
130	Freehold Township Board of Education, GO, MBIA, SBRF, 5.00%, 02/15/11	141
	Gloucester County Improvement Authority, County Guaranteed
100	Series A, Rev., MBIA, 5.35%, 08/01/09	108
175	Series A, Rev., MBIA, 5.70%, 08/01/10 (p)	195
320	Series B, Rev., FSA, 5.80%, 12/01/09 (p)	354
180	Series C, Rev., FSA, 5.80%, 12/01/09 (p)	199
	Gloucester Township Board of Education
500	GO, MBIA, SBRF, 4.50%, 08/01/10	529
160	GO, MBIA, SBRF, 5.00%, 08/01/12	175
1,220	Hillsborough Township School District, GO, FSA, SBRF, 5.37%, 10/01/14	1,394
110	Howell Township, GO, MBIA, 5.00%, 01/01/09	117
	Hudson County
1,500	COP, MBIA, 6.25%, 12/01/14	1,786
1,425	COP, MBIA, 7.00%, 12/01/12	1,724
175	Irvington Township, Series B, GO, FSA, SBRF, 5.00%, 08/01/08	185
210	Jersey City, Series A, GO, SBRF, 6.25%, 10/01/09	234
200	Jersey City Municipal Utilities Authority, Rev., FSA, 5.25%, 12/01/12	223

SEE NOTES TO FINANCIAL STATEMENTS.

33

JPMorgan New Jersey Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	New Jersey - Continued
$475	Jersey City, School Improvement, School Board Fund, Series B, GO, AMBAC, 5.25%, 03/01/14	$534
530	Jersey City, Water, Series C, GO, MBIA, 5.25%, 09/01/16 (p)	594
1,000	Lenape Regional High School District, GO, FGIC, SBRF, 5.00%, 04/01/17 (p)	1,096
170	Long Hill Township, GO, 5.15%, 08/15/07	177
	Lopatcong Township Board of Education
380	GO, FSA, SBRF, 5.63%, 07/15/10 (p)	422
850	GO, FSA, SBRF, 5.70%, 07/15/10 (p)	946
55	Lower Township, General Improvement, GO, FSA, 4.25%, 07/15/11	58
	Mainland Regional High School District
100	GO, SBRF, 5.20%, 11/15/06	103
105	GO, SBRF, 5.20%, 11/15/07	110
60	GO, SBRF, 5.25%, 11/15/08	64
110	GO, SBRF, 5.25%, 11/15/09	119
225	Merchantville Board of Education, GO, FSA, SBRF, 5.00%, 01/15/09	239
	Middletown Township Board of Education
160	GO, MBIA, SBRF, 5.80%, 08/01/07 (p)	169
2,500	GO, MBIA, SBRF, 5.85%, 08/01/07 (k) (p)	2,636
1,160	Monmouth County Improvement Authority, Governmental Loan, Rev., FSA, 5.00%, 07/15/14	1,285
100	Monroe Township Board of Education, Middlesex County, GO, FGIC, SBRF, 5.00%, 09/15/10	108
100	Morris County, GO, 5.13%, 05/13/10	109
	Mount Olive Township Board of Education
375	GO, MBIA, SBRF, 4.00%, 07/15/08	385
185	GO, MBIA, SBRF, 4.00%, 07/15/09	191
625	GO, MBIA, SBRF, 4.00%, 07/15/10	648
300	New Jersey Building Authority, State Building, Series B, Rev., FGIC, 5.25%, 12/15/15	339
100	New Jersey Economic Development Authority, Municipal Loan Pool, Rev., FSA, 5.50%, 11/15/09	109

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	New Jersey - Continued
$1,060	Performing Arts Center Project, Series A, Rev., AMBAC, 6.00%, 06/15/08	$1,143
	School Facilities Construction,
1,075	Series I, 5.00%, 09/01/14 (p)	1,194
1,000	Series K, Rev., AMBAC, 5.25%, 12/15/13	1,121
220	Transportation Project, Sublease, Series B, Rev., FSA, 5.75%, 05/01/09	240
720	New Jersey State Educational Facilities Authority, Capital Improvement Fund, Series A, Rev., 5.00%, 09/01/08	758
	Drew University
1,545	Series C, Rev., MBIA, 5.25%, 07/01/13 (p)	1,645
600	Series C, Rev., FGIC, 5.25%, 07/01/18	688
1,050	Higher Education Equipment Leasing Fund, Series A, Rev., 5.00%, 09/01/08	1,106
1,000	Princeton University, Series E, Rev., 5.25%, 07/01/10 (p)	1,093
135	Rowan College, Series E, Rev., AMBAC , 5.75%, 07/01/06 (p)	140
175	New Jersey State Transit Corp., COP, FSA, 5.00%, 10/01/09	186
	New Jersey State Transit Corp., Federal Transportation Administration Grants
220	Series A, COP, AMBAC, 5.62%, 09/15/09	239
1,000	Series A, COP, AMBAC, 6.12%, 09/15/09 (p)	1,112
	New Jersey Transportation Trust Fund Authority, Transportation Systems
1,320	Series A, Rev., 5.00%, 06/15/09 (p)	1,410
400	Series A, Rev., 5.62%, 06/15/14	456
1,000	Series A, Rev., 5.75%, 06/15/16	1,167
370	Series A, Rev., 6.00%, 06/15/10 (p)	416
	New Jersey State Turnpike Authority
200	Rev., 6.75%, 01/01/09 (p)	202
250	Rev., MBIA-IBC, 6.75%, 01/01/09 (p)	253
270	Series C, Rev., 6.50%, 01/01/16 (p)	325
1,500	Series C, 5.50%, 12/15/13	1,704
40	Unrefunded Balance, Series C, Rev., 6.50%, 01/01/16	48
335	New Jersey State Turnpike Authority, Series C, Rev., MBIA-IBC-BNY, 6.50%, 01/01/16 (p)	403

SEE NOTES TO FINANCIAL STATEMENTS.

34

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	New Jersey - Continued
$195	Unrefunded Balance, Series A, Rev., MBIA, 6.00%, 01/01/11	$220
105	Series C, Rev., MBIA-IBC-BNY, 6.50%, 01/01/16	126
1,000	New Jersey Wastewater Treatment Trust, Insured Wastewater Treatment, Series D, Rev., MBIA, 7.00%, 07/01/10	1,167
275	Passaic County GO, FSA, 5.00%, 05/01/12	302
1,000	Pennsauken Township School District, GO, MBIA, SBRF, 4.00%, 04/01/18	1,019
100	South Brunswick Township Board of Education, GO, FGIC, SBRF, 5.62%, 12/01/09 (p)	110
	State of New Jersey
160	GO, 5.50%, 05/01/10 (p)	176
100	Series D, GO, 6.00%, 02/15/11	113
215	Stony Brook Regional Sewage Authority, Rev., 5.00%, 12/01/14	239
1,145	Western Monmouth Utilities Authority, Series A, Rev., FSA, 5.00%, 02/01/14	1,265
	Winslow Township Board of Education, Winslow School District
275	GO, FGIC, SBRF, 5.00%, 08/01/10	298
250	GO, FGIC, SBRF, 5.00%, 08/01/12	275
		50,563
	New Mexico - 0.1%
50	New Mexico State Highway Commission, Senior Sub Lien, Series D, Rev., 5.00%, 06/15/12 (p)	55
	Pennsylvania - 1.6%
	Delaware River Port Authority, Pennsylvania & New Jersey, Port District Project
100	Series A, Rev., FSA, 5.25%, 01/01/12	111
810	Series B, Rev., FSA, 5.70%, 01/01/21	884
		995

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Puerto Rico - 8.1%
$225	Commonwealth of Puerto Rico, GO, MBIA-IBC, 7.00%, 07/01/10	$263
	Commonwealth of Puerto Rico, Public Improvement
250	GO, FSA, 5.50%, 07/01/14	288
205	Series A, GO, FGIC, 5.25%, 07/01/12	229
235	Series A, GO, MBIA, 5.50%, 07/01/16	274
	Puerto Rico Electric Power Authority
140	Rev., MBIA, 5.00%, 07/01/19	158
200	Series NN, Rev., MBIA, 5.25%, 07/01/21	233
	Puerto Rico Highway & Transportation Authority
230	Series E, Rev., FSA, 5.50%, 07/01/15	267
210	Series E, Rev., FSA, 5.50%, 07/01/16	245
380	Series W, Rev., MBIA-IBC, 5.50%, 07/01/13	429
1,200	Series W, Rev., MBIA-IBC, 5.50%, 07/01/15	1,394
250	Series X, Rev., 5.50%, 07/01/13	280
150	Series X, Rev., FSA-CR, 5.50%, 07/01/15	174
430	Series Z, Rev., MBIA, 6.25%, 07/01/14	520
85	Puerto Rico Public Finance Corp., Commonwealth Appropriations, Series A, Rev., AMBAC, 5.37%, 06/01/17	99
170	University of Puerto Rico, Series O, Rev., MBIA, 5.75%, 06/01/17	189
		5,042
	Texas - 1.0%
500	Laredo Independent School District, Building Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/01/16	312
500	United Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/16	315
		627
	Virgin Islands - 0.4%
250	Virgin Island Public Finance Authority, Senior Lien, Matching Fund Lien Note, Series A, Rev., 5.00%, 10/01/10	266
	Total Municipal Bonds	59,678
	(Cost $57,840)

SEE NOTES TO FINANCIAL STATEMENTS.

35

JPMorgan New Jersey Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment
	Investment Company - 2.8%
1,703	JPMorgan Tax Free Money Market Fund (b)
	(Cost $1,703)	$1,703
(Cost $59,543)	Total Investments - 98.9%	$61,381
	Other Assets Less Liabilities - 1.1%	701
	NET ASSETS - 100.0%	$62,082
	Percentages indicated are based on net assets.

Futures Contracts

(Amount in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 8/31/05 (USD)	UNREALIZED DEPRECIATION (USD)
	Short Futures Outstanding
(6)	U.S. Treasury Bonds	December, 2005	$(708)	$(8)
(8)	10 Year U.S. Treasury Notes	December, 2005	(897)	(9)

SEE NOTES TO FINANCIAL STATEMENTS.

36

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 94.9%
	Arizona - 0.5%
$3,020	Arizona Health Facilities Authority, Catholic Healthcare West, Series A, Rev., 6.13%, 07/01/09 (m)	$3,170
	California - 0.2%
	Lancaster Financing Authority, Tax Allocation, Redevelopment Projects, Project No. 5 & 9
560	MBIA, 5.00%, 02/01/13	613
490	MBIA, 5.00%, 02/01/14	538
		1,151
	Florida - 0.2%
995	Sunrise Excise Tax & Special Assessment, Utilities Systems, Series A, Rev., AMBAC, 5.50%, 10/01/15	1,132
	Illinois - 0.4%
2,535	Illinois Development Finance Authority, 5.20%, 08/01/28 (i) (e)	2,652
218	Illinois Development Finance Authority, Riverside Health & Fitness Center Project, Series 1998-C, Rev., 5.20%, 08/01/28 (i) (e)	227
		2,879
	Michigan - 0.3%
1,700	Michigan State Hospital Finance Authority, Ascension Health Credit, Series B, Rev, Adj., 5.30%, 11/15/33	1,747
	Missouri - 0.3%
1,880	St. Louis Municipal Finance Corp., Convention Center Project, Rev., AMBAC, 5.25%, 07/15/13	2,099
	New Jersey - 2.1%
540	Camden County Improvement Authority Lease, County Guaranteed Lease, Series A, Rev., FGIC, 5.25%, 09/01/13	603

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	New Jersey - Continued
	Gloucester Township Board of Education
$750	GO, MBIA, SBRF, 5.00%, 08/01/11	$817
500	GO, MBIA, SBRF, 5.00%, 08/01/13	551
1,985	Mercer County Improvement Authority, Regional Sludge Project, Rev., FGIC, 5.00%, 12/15/08	2,103
	New Jersey Economic Development Authority, Motor Vehicles
3,500	Series A, Rev., MBIA, 5.25%, 07/01/15	3,914
2,500	Series A, Rev., MBIA, 5.25%, 07/01/17	2,798
1,025	New Jersey State Educational Facilities Authority, Higher Education, Capital Improvement, Series B, Rev., 5.75%, 09/01/10	1,137
1,005	New Jersey State Educational Facilities Authority, Montclair State University, Series L, Rev., MBIA, 5.00%, 07/01/10	1,084
560	South Orange & Maplewood School District, GO, FSA, SBRF, 5.00%, 09/01/15	625
		13,632
	New York - 82.7%
1,020	Allegany County IDA, Alfred University, Civic Facilities, Rev., MBIA, 5.25%, 08/01/11 (m)	1,098
	Amherst IDA, Civic Facilities, Faculty-Student Housing Corp.
1,175	Series A, Rev., AMBAC, 5.50%, 08/01/15 (m)	1,329
1,000	Series B, Rev., AMBAC, 5.50%, 08/01/15 (m)	1,131
1,290	Series B, Rev., AMBAC, 5.75%, 08/01/15 (m)	1,457
150	Arkport Central School District, GO, FSA, 5.20%, 06/15/09 (m)	162
500	Attica Central School District, GO, FSA, 5.00%, 06/15/15 (m)	542
6,695	Babylon IDA, Civic Facilities, Winthrop S. Nassau University East, Inc., Project Series A, Rev., AMBAC, 6.63%, 08/01/19 (k) (m)	7,600

SEE NOTES TO FINANCIAL STATEMENTS.

37

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	New York - Continued
$100	Battery Park City Authority, Series A, Rev., AMBAC, 5.50%, 11/01/06 (p)	$105
	Beacon City School District
1,040	GO, MBIA, 5.50%, 07/15/11	1,143
1,025	GO, MBIA, 5.50%, 07/15/14	1,127
	Bethlehem Central School District
835	GO, FGIC, 5.00%, 11/01/13	923
985	GO, FGIC, 5.00%, 11/01/14	1,095
650	Brentwood Union Free School District, GO, FSA, 5.63%, 06/15/13	711
	Brockport Central School District
1,660	GO, FGIC, 5.50%, 06/15/13	1,901
1,100	GO, FGIC, 5.50%, 06/15/14	1,271
1,660	GO, FGIC, 5.50%, 06/15/15	1,930
685	GO, FGIC, 5.75%, 06/15/17	822
450	Bronxville Union Free School District, GO, FSA, 5.25%, 10/15/10	494
1,000	Brookhaven, Public Improvement, GO, AMBAC, 5.30%, 11/15/11	1,105
	Burnt Hills-Ballston Lake Central School District
590	GO, FGIC, 5.40%, 07/15/16	644
305	GO, FGIC, 5.50%, 07/15/17	334
375	GO, FGIC, 5.50%, 07/15/18	411
1,000	Canandaigua City School District, Series A, GO, FSA, 5.38%, 04/01/15	1,117
	Cattaraugus County, Public Improvement
1,000	GO, MBIA, 4.25%, 06/01/09	1,038
530	GO, MBIA, 5.00%, 06/01/12	580
	Chenango Forks Central School District
250	GO, FGIC, 5.63%, 06/15/11	276
850	GO, FGIC, 5.70%, 06/15/12	939
345	City of Buffalo, School, Series B, GO, MBIA, 5.38%, 11/15/14	387
	City of Kings Point
560	GO, 5.00%, 06/15/12	613
485	GO, 5.00%, 06/15/13	534
405	GO, 5.00%, 06/15/14	448
405	GO, 5.00%, 06/15/15	449
255	GO, 5.00%, 06/15/16	281

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	New York - Continued
$255	GO, 5.00%, 06/15/17	$280
250	GO, 5.00%, 06/15/18	274
	Clarkstown Central School District
520	GO, FSA, 4.50%, 04/15/10	551
215	GO, FSA, 4.75%, 04/15/11	232
585	GO, FSA, 5.00%, 04/15/12	645
605	GO, FSA, 5.00%, 04/15/13	671
630	GO, FSA, 5.00%, 04/15/14	703
255	GO, FSA, 5.25%, 04/15/15	288
	Cleveland Hill Union Free School District, Cheektowaga
1,500	GO, FGIC, 5.50%, 10/15/13	1,642
1,655	GO, FGIC, 5.50%, 10/15/14	1,812
120	East Rochester Union Free School District, GO, FSA, 5.70%, 06/15/14	133
	Eastport-South Manor Central School District
2,250	GO, FGIC, 4.50%, 06/15/07	2,316
2,300	GO, FGIC, 4.50%, 06/15/08	2,397
2,200	GO, FGIC, 4.63%, 06/15/09	2,327
935	Erie County Water Authority, Improvement & Extension, Rev., 5.75%, 12/01/08 (p)	976
285	Fayetteville-Manlius Central School District, GO, FGIC, 5.00%, 06/15/12	313
300	Gananda Central School District, GO, FSA, 4.70%, 06/15/11	321
	Goshen Central School District
1,050	GO, FGIC, 5.00%, 06/15/16	1,182
1,050	GO, FGIC, 5.00%, 06/15/17	1,186
1,000	GO, FGIC, 5.00%, 06/15/19	1,135
	Harborfields Central School District, Greenlawn
690	GO, FSA, 5.00%, 06/01/08	726
1,480	GO, FSA, 5.00%, 06/01/09	1,579
1,545	GO, FSA, 5.00%, 06/01/10	1,667
1,000	Ilion Central School District, Series B, GO, FGIC, 5.00%, 06/15/14	1,093
70	Irvington Union Free School District, GO, FSA, 5.00%, 04/01/12	76
	Lindenhurst Union Free School District
780	GO, FGIC, 5.25%, 07/15/12 (p)	850

SEE NOTES TO FINANCIAL STATEMENTS.

38

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	New York - Continued
$945	GO, FGIC, 5.25%, 07/15/15 (p)	$1,030
1,065	GO, FGIC, 5.25%, 07/15/16 (p)	1,161
	Lindenhurst Union Free School District, Unrefunded Balance
190	GO, FGIC, 5.25%, 07/15/12	205
350	GO, FGIC, 5.25%, 07/15/15	380
395	GO, FGIC, 5.25%, 07/15/16	428
	Long Island Power Authority, Electric Systems
2,800	Series A, Rev., AMBAC, 5.50%, 12/01/08	3,008
5,250	Series A, Rev., FSA, 5.50%, 12/01/12 (p)	5,958
1,875	Series A, Rev., FSA, 5.50%, 12/01/13 (p)	2,141
110	Longwood Central School District at Middle Island, GO, FSA, 4.80%, 06/15/13	118
	Mahopac Central School District
525	Series B, GO, MBIA, 5.60%, 06/15/14	583
280	Series B, GO, MBIA, 5.60%, 06/15/15	311
	Massapequa Union Free School District
1,090	Series A, GO, FSA, 5.37%, 06/15/09	1,182
2,180	Series A, GO, FSA, 5.38%, 06/15/12	2,416
2,485	Series A, GO, FSA, 5.40%, 06/15/13	2,757
3,135	Series A, GO, FSA, 5.70%, 06/15/16	3,519
340	Metropolitan Transportation Authority, Commuter Facilities, Series A, Rev., FGIC, 6.10%, 07/01/06 (p)	356
100	Metropolitan Transportation Authority, Commuter Facilities, Service Contract, Series Q, Rev., AMBAC, 5.13%, 07/01/13 (p)	112
	Metropolitan Transportation Authority, Dedicated Tax Fund
14,100	Series A, Rev., FGIC, 4.75%, 10/01/15 (p)	15,473
800	Series A, Rev., FGIC, 5.25%, 11/15/18	919
250	Series A, Rev., FGIC, 6.00%, 04/01/10 (p)	281
5,400	Series A, Rev., MBIA, 6.25%, 04/01/11 (p)	6,245

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	New York - Continued
	Metropolitan Transportation Authority, Service Contract
$11,920	Series A, Rev., 5.75%, 07/01/16	$13,864
4,750	Series A, Rev., FSA-CR, 5.75%, 01/01/18	5,650
2,330	Series A, Rev., 5.75%, 07/01/18	2,731
	Metropolitan Transportation Authority, Transportation Facilities
100	Series A, Rev., 6.00%, 07/01/09 (p)	111
100	Series A, Rev., 6.13%, 07/01/09 (p)	111
100	Series A, Rev., FSA, 5.00%, 07/01/23 (p)	110
200	Series B-1, Rev., AMBAC, 5.00%, 01/01/12 (p)	220
510	Series C, Rev., FSA, 5.25%, 07/01/10 (p)	549
4,805	Monroe County, GO, AMBAC, 5.00%, 06/01/10	5,184
	Monroe County, Public Improvement
65	GO, AMBAC, 5.88%, 06/01/08	70
1,030	GO, FGIC, 5.00%, 03/01/15	1,118
100	GO, FGIC, 5.00%, 03/01/16	108
335	GO, MBIA-IBC, 6.00%, 03/01/15	399
1,000	GO, MBIA-IBC, 6.00%, 03/01/18	1,215
1,000	GO, MBIA-IBC, 6.00%, 03/01/19	1,226
1,065	Series P, GO, AMBAC, 5.87%, 06/01/08 (p)	1,148
	Monroe Woodbury Central School District
645	GO, FSA, 5.00%, 04/15/13	711
280	GO, FSA, 5.00%, 04/15/14	310
1,615	Series A, GO, FGIC, 5.00%, 05/15/13	1,786
1,005	Series A, GO, FGIC, 5.00%, 05/15/14	1,118
	Municipal Assistance Corp. for the New York City
1,170	Series G, Rev., 6.00%, 07/01/07	1,236
6,500	Series G, Rev., 6.00%, 07/01/08	6,989
1,900	Series O, Rev., 5.25%, 07/01/08	2,019
215	Nassau County IDA, Civic Facilities, Hofstra University Project, Rev., MBIA, 5.25%, 07/01/14	242
1,475	Nassau County Improvement, Series E, GO, FSA, 6.00%, 03/01/18	1,649

SEE NOTES TO FINANCIAL STATEMENTS.

39

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	New York - Continued
	Nassau County Sewer & Storm Water Finance Authority
$350	Series B, Rev., MBIA, 4.00%, 10/01/10	$362
1,295	Series B, Rev., MBIA, 5.00%, 10/01/16	1,419
870	Series B, Rev., MBIA, 5.00%, 10/01/19	945
700	Series B, Rev., MBIA, 5.00%, 10/01/20	757
450	New Rochelle City School District, Series A, GO, FSA, 5.00%, 12/15/10	488
	New York City
290	Series A, GO, 6.00%, 05/15/10 (p)	329
295	Series A, GO, MBIA-IBC, 6.00%, 05/15/10 (p)	335
4,000	Series B, GO, FGIC-TCRS, 5.75%, 08/01/13	4,542
2,000	Series C, GO, 5.00%, 08/01/07	2,075
470	Series C, GO, 5.25%, 03/15/12 (p)	522
160	Series D, GO, FGIC, 5.75%, 08/01/09	175
1,000	Series E, GO, MBIA-IBC, 5.75%, 08/01/11	1,127
485	Series F, GO, 5.75%, 02/01/06 (p)	498
1,515	Series G, GO, 4.00%, 12/01/08	1,557
1,570	Series G, GO, FSA-CR, 5.00%, 12/01/13	1,732
1,500	New York City Housing Development Corp., Capital Funding Program, New York Housing Authority Program, Series A, Rev., FGIC, 5.00%, 07/01/11	1,633
3,605	New York City IDA, Civic Facilities, Nightingale-Bamford School, Rev., AMBAC, 5.00%, 01/15/10	3,814
3,000	New York City Municipal Water Finance Authority, Water & Sewer System, Series A, Rev., FGIC, 5.75%, 06/15/09 (p)	3,319
1,915	New York City Municipal Water Finance Authority, Water & Sewer System, Unrefunded Balance, Series B, Rev., 6.00%, 06/15/33	2,160
6,000	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2003, Sub Series C-3, Rev., Adj., 2.25%, 09/01/05	6,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	New York - Continued
$1,000	New York City Transit Authority, Metropolitan Transportation Authority, Triborough Bridge & Tunnel, COP, Series A, AMBAC, 5.62%, 01/01/12	$1,106
	New York City Transitional Finance Authority, Future Tax Secured
2,130	Series A, Rev., 5.00%, 05/01/07	2,204
105	Series A, Rev., 5.00%, 08/15/07 (p)	110
1,405	Series A, Rev., 5.00%, 08/01/08	1,482
140	Series A, Rev., 5.12%, 08/15/07 (p)	147
1,000	Series A, Rev., 5.75%, 08/15/09 (p)	1,110
2,100	Series A, Rev., 6.00%, 08/15/09 (p)	2,350
5,100	Series A, Rev., Adj., 5.50%, 11/01/26	5,637
1,635	Series A, Rev., FGIC, 6.00%, 08/15/09 (p)	1,830
120	Series A, Rev., FGIC-TCRS (p), 5.00%, 08/15/07 (p)	126
3,380	Series B, Rev., 5.50%, 02/01/11 (p)	3,794
500	Series B, Rev., 6.00%, 05/15/10 (p)	567
3,305	Series B, Rev., 6.12%, 05/15/10 (p)	3,770
2,500	Series B, Rev., FSA-CR, 6.00%, 11/15/10 (p)	2,836
2,500	Series C, Rev., 5.25%, 05/01/08 (p)	2,674
1,215	Series C, Rev., TRAN, 5.50%, 02/01/11	1,346
	New York City Transitional Finance Authority, Future Tax Secured, Unrefunded Balance
475	Series B, Rev., 5.50%, 02/01/13	528
695	Series B, Rev., 6.13%, 05/15/10 (p)	793
2,000	New York City Trust for Cultural Resources, Educational Broadcasting Corp., Series 1999, Rev., 2.68%, 01/01/08 (i) (e)	1,972
670	New York City, Capital Appreciation, Series E, GO, 6.35%, 05/15/08 (p)	736
3,000	New York Convention Center Operating Corp., Yale Building Acquistion Project, COP, 5.25%, 06/01/08 (i)	3,091
2,000	New York Local Government Assistance Corp., Series E, Rev., FSA-CR, 6.00%, 04/01/14	2,361

SEE NOTES TO FINANCIAL STATEMENTS.

40

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	New York - Continued
$1,475	New York Local Government Assistance Corp., Senior Lien, Series AA, Rev., 5.00%, 04/01/12	$1,610
995	New York Mortgage Agency, Home Owner Mortgage, Series 94, Rev., 5.35%, 04/01/23	1,013
	New York Power Authority, General Purpose
3,500	Rev., 5.00%, 11/15/08	3,707
500	Rev., 7.00%, 01/01/10 (p)	578
	New York State Dormitory Authority
1,230	FSA, 5.00%, 07/01/16	1,346
225	Series C, Rev., 7.37%, 05/15/09 (p)	259
	New York State Dormitory Authority, Canisius College
115	Rev., MBIA, 4.95%, 07/01/14	124
570	Rev., RADIAN, 4.50%, 07/01/10	594
645	Rev., RADIAN, 5.00%, 07/01/11	691
	New York State Dormitory Authority, City University
1,025	Series D, SO, MBIA-IBC, 5.75%, 07/01/06	1,049
445	3rd Series, Rev., 6.00%, 07/01/06 (p)	457
10,000	CONS, Series A, Rev., AMBAC-TCRS, 5.75%, 07/01/13	11,408
	New York State Dormitory Authority, City University System
3,565	CONS, Series A, Rev., FSA-CR, 5.75%, 07/01/13	4,115
3,415	CONS, Series B, Rev., 6.00%, 07/01/14	3,898
	New York State Dormitory Authority, Columbia University
2,000	Series A, Rev., 5.25%, 07/01/12	2,218
1,545	Series A, Rev., 5.25%, 07/01/13	1,714
2,880	Series A, Rev., 5.25%, 07/01/14	3,195
345	Series A, Rev., 5.25%, 07/01/16	383
3,165	New York State Dormitory Authority, Concord Nursing Home, Inc., Rev., 6.25%, 07/01/16	3,463
110	New York State Dormitory Authority, Department of Health, Rev., 5.75%, 07/01/06 (p)	115

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	New York - Continued
$460	New York State Dormitory Authority, FHA Insured Mortgage Nursing Home, Series A, Rev., MBIA, 5.50%, 08/01/20	$505
100	New York State Dormitory Authority, Good Samaritan Hospital, Rev., RADIAN, 5.50%, 07/01/11 (p)	112
4,890	New York State Dormitory Authority, Hospital Mortgage, FSA, 5.25%, 02/15/12	5,376
100	New York State Dormitory Authority, Long Island University, GO, Rev., RADIAN, 5.00%, 09/01/12	107
	New York State Dormitory Authority, Manhattan College
1,895	Rev., RADIAN, 5.50%, 07/01/09	2,046
1,770	Rev., RADIAN, 5.50%, 07/01/10	1,938
1,295	New York State Dormitory Authority, Master Boces Program, Series A, Rev., FSA, 5.00%, 08/15/11	1,409
	New York State Dormitory Authority, Memorial Sloan Kettering Cancer Center
1,000	Rev., MBIA, 5.50%, 07/01/09	1,081
1,000	Rev., MBIA, 5.50%, 07/01/23	1,186
370	Rev., MBIA, 5.75%, 07/01/19	441
250	New York State Dormitory Authority, Mental Health, Series A, Rev., MBIA, 5.75%, 02/15/10 (p)	277
2,340	New York State Dormitory Authority, Mental Health Services Facilities Improvement, Series B, Rev., 6.00%, 08/15/16	2,742
	New York State Dormitory Authority, New York University
500	Series 1, Rev., AMBAC, 5.50%, 07/01/14	573
1,455	Series 1, Rev., AMBAC, 5.50%, 07/01/18	1,703
2,900	Series 1, Rev., AMBAC, 5.50%, 07/01/23	3,475
1,570	Series 1, Rev., AMBAC, 5.50%, 07/01/24	1,886
2,280	Series 1, Rev., AMBAC, 5.50%, 07/01/25	2,756
8,360	Series A, Rev., AMBAC, 5.75%, 07/01/13	9,663
1,750	Series A, Rev., MBIA, 5.75%, 07/01/09	1,914
1,000	Series A, Rev., MBIA, 5.75%, 07/01/15	1,174
3,500	Series A, Rev., MBIA, 5.75%, 07/01/16	4,156

SEE NOTES TO FINANCIAL STATEMENTS.

41

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	New York - Continued
$2,530	New York State Dormitory Authority, North Shore University Hospital, Rev., MBIA, 5.50%, 11/01/10	$2,787
3,450	New York State Dormitory Authority, Pratt Institute, Rev., RADIAN, 6.25%, 07/01/14	3,849
	New York State Dormitory Authority, School Districts Financing Program
750	Series A, Rev., MBIA, 5.25%, 10/01/09	810
1,960	Series C, Rev., MBIA, 5.50%, 10/01/12	2,218
775	Series E, Rev., MBIA, 5.00%, 10/01/12	853
1,215	Series F, Rev., MBIA, 6.50%, 10/01/20	1,462
	New York State Dormitory Authority, Service Contract, Child Care Facility
1,345	Series A, Rev., FSA, 5.13%, 04/01/12	1,467
1,520	Series A, Rev., 5.38%, 04/01/13	1,671
605	New York State Dormitory Authority, Special Act School Districts Program, Rev., MBIA, 5.30%, 07/01/11	655
340	New York State Dormitory Authority, State Service Contract, Albany County, Rev., 5.50%, 04/01/08	360
	New York State Dormitory Authority, State University Dormitory Facilities
205	Rev., 5.00%, 07/01/12 (p)	226
3,500	Series B , Rev., 5.38%, 07/01/09 (p)	3,829
	New York State Dormitory Authority, State University Educational Facilities
415	Series A, Rev., 6.50%, 05/15/06	425
1,050	Series A, Rev., MBIA-IBC-BNY, 5.25%, 05/15/21	1,211
6,725	Series A, Rev., FGIC-TCRS, 5.50%, 05/15/13	7,615
800	Series A, Rev., MBIA-IBC, 5.50%, 05/15/10	878
415	Series I, Rev., 5.12%, 05/15/08 (p)	443
14,845	New York State Dormitory Authority, State University of New York, Stony Brook University, Rev., 3.92%, 03/27/07 (i) (e)	14,911

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	New York - Continued
$1,550	New York State Dormitory Authority, Unrefunded Balance, Series C, Rev., 7.38%, 05/15/10	$1,706
	New York State Environmental Facilities Corp., New York City Municipal Water Project, Clean Water & Drinking, State Revolving Funds
2,000	Series E, Rev., 5.37%, 06/15/15	2,230
2,205	Series I, Rev., 5.00%, 06/15/13	2,440
3,125	Series I, Rev., 5.00%, 06/15/14	3,442
470	Series K, Rev., 5.50%, 06/15/15	544
	New York State Environmental Facilities Corp., PCR, State Water Revolving Fund
2,950	Series NYC-02, Rev., 5.75%, 06/15/11 (p)	3,350
1,000	Series A, Rev., 5.75%, 06/15/12 (p)	1,149
300	Series E, Rev., MBIA, 6.00%, 06/15/11	342
5,315	Series E, Rev., MBIA, 6.00%, 06/15/12	6,143
4,100	Series NYC-02, Rev., 5.75%, 06/15/12 (p)	4,709
	New York State Environmental Facilities Corp., PCR, State Water Revolving Fund, Unrefunded Balance
425	Series B, Rev., 5.20%, 05/15/14	473
460	Series NYC-02, Rev., 5.75%, 06/15/11	519
700	Series NYC-02, Rev., 5.75%, 06/15/12	800
1,800	New York State Environmental Facilities Corp., Revolving Funds, New York City Municipal Water Project, Series D, Rev., 5.50%, 06/15/13	2,033
1,000	New York State Environmental Facilities Corp., Solid Waste Disposal, Waste Management Project, Series A, Rev., Adj., 2.90%, 05/01/12	996
	New York State Environmental Facilities Corp., State Water Revolving Fund
1,590	Series A, Rev., 5.75%, 06/15/11 (p)	1,806
460	Series B, Rev., 5.70%, 07/15/09 (p)	509
3,220	Series L, Rev., 5.00%, 11/15/11	3,530
4,650	New York State Environmental Facilities Corp., State Water Revolving Fund, Unrefunded Balance, Series B, Rev., 5.70%, 07/15/14	5,108

SEE NOTES TO FINANCIAL STATEMENTS.

42

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	New York - Continued
$440	New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home, Insured Mortgage, Series C, Rev., FHA, 5.75%, 02/15/08 (p)	$469
	New York State Thruway Authority Service Contract, Local Highway & Bridge, Service Contract
5,000	Rev., 5.50%, 04/01/12 (p)	5,646
3,765	Rev., 6.00%, 04/01/07 (p)	4,022
4,170	Rev., AMBAC, 5.75%, 04/01/10 (p)	4,673
585	Rev., MBIA, 5.50%, 04/01/10	642
865	New York State Thruway Authority, Highway & Bridge Trust Fund, Series B-1, Rev., FGIC, 5.60%, 04/01/10 (p)	964
1,000	New York State Thruway Authority, Secondary Generation Highway & Bridge Trust Fund, Series A, Rev., MBIA, 5.00%, 04/01/20	1,090
2,550	New York State Thruway Authority, Service Contract, Local Highway & Bridge, Unrefunded Balance, Rev., 6.00%, 04/01/11	2,714
	New York State Urban Development Corp., Correctional & Youth Facilities Services
260	Series A, Rev., 4.00%, 01/01/28	265
5,000	Series A, Rev., 5.00%, 01/01/27	5,255
1,450	Series A, Rev., 5.50%, 01/01/17	1,586
	New York State Urban Development Corp., Correctional Capital Facilities
350	Series 7, Rev., 5.70%, 01/01/07 (p)	370
3,045	Series A, Rev., FSA, 5.25%, 01/01/14	3,392
	New York State Urban Development Corp., Correctional Facilities Service Contract
145	Series A, Rev., 5.00%, 01/01/08 (p)	155
115	Series A, Rev., FSA-CR, 5.00%, 01/01/08 (p)	123
310	Series B, Rev., AMBAC, 4.75%, 01/01/09 (p)	330
110	Series B, Rev., FSA-CR, 5.00%, 01/01/09 (p)	118

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	New York - Continued
$150	Series B, Rev., AMBAC, 5.25%, 01/01/09 (p)	$162
145	Series C, Rev., AMBAC, 6.00%, 01/01/09 (p)	160
100	Series D, Rev., FSA, 5.25%, 01/01/11 (p)	110
250	New York State Urban Development Corp., Personal Income Tax, Series C-1, Rev., 5.00%, 03/15/09	265
	New York State Urban Development Corp., State Facilities
1,000	Rev., 5.60%, 04/01/15	1,135
375	Rev., 5.75%, 04/01/11	418
1,500	New York State Urban Development Corp., State Personal Income Tax, State Facilities, Series A-2, Rev., MBIA, 5.50%, 03/15/19	1,757
	New York State Urban Development Corp., Youth Facilities Services Contract
115	Series A, Rev., 5.00%, 04/01/08 (p)	122
45	Series B, Rev., 5.88%, 04/01/10 (p)	51
	Niagara County, Public Improvement
400	GO, MBIA, 5.75%, 07/15/12	460
440	GO, MBIA, 5.75%, 07/15/14	517
1,940	Niagara Falls Bridge Commission, Tolls, Series B, Rev., FGIC, 5.25%, 10/01/15	2,161
1,010	Oneida County, GO, FGIC, 5.50%, 03/15/11	1,122
1,000	Oneida-Herkimer Solid Waste Management Authority, Solid Waste Systems, Rev., FSA, 5.50%, 04/01/11	1,101
	Onondaga County
1,230	GO, 5.25%, 05/15/13	1,354
1,280	GO, 5.25%, 05/15/14	1,406
1,335	GO, 5.25%, 05/15/15	1,466
785	GO, 5.25%, 05/15/16	862
700	Series A, GO, 5.00%, 05/01/12	771
	Onondaga County, Unrefunded Balance
445	Series A, GO, 5.25%, 05/15/13	492
445	Series A, GO, 5.25%, 05/15/14	492
515	Series A, GO, 5.25%, 05/15/15	563
160	Series A, GO, 5.25%, 05/15/16	174

SEE NOTES TO FINANCIAL STATEMENTS.

43

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	New York - Continued
$100	Peru Central School District, GO, FGIC, 4.62%, 06/15/18	$107
550	Phelps-Clifton Springs Central School District, Series B, GO, MBIA, 4.00%, 06/15/10	572
4,395	Port Authority of New York & New Jersey, 120th Series, Rev., MBIA, 5.75%, 10/15/07	4,634
775	Red Creek Central School District, GO, FSA, 5.50%, 06/15/14	879
2,275	Rockland County, GO, FGIC, 6.00%, 01/15/10	2,543
	Rondout Valley Central School District
195	GO, FSA, 5.13%, 03/01/17	213
865	GO, FSA, 5.25%, 03/01/18	950
930	GO, FSA, 5.25%, 03/01/19	1,021
	Scotia Glenville Central School District
1,050	GO, FGIC, 5.40%, 06/15/12	1,149
1,050	GO, FGIC, 5.50%, 06/15/13	1,152
1,025	GO, FGIC, 5.50%, 06/15/14	1,125
275	Shenendehowa Central School District, Clifton Park, GO, FSA, 5.50%, 07/15/11	309
	State of New York
2,175	GO, 2.60%, 01/01/07 (i) (e)	2,166
3,000	GO, 6.00%, 03/01/07	3,134
500	Stillwater Central School District, GO, MBIA, 5.20%, 06/15/11	540
1,025	Suffolk County, Series B, GO, FSA, 5.25%, 05/01/13	1,144
1,955	Suffolk County, IDA, Rev., FGIC 6.00%, 02/01/08	2,090
1,250	Suffolk County Water Authority, Waterworks Sub Lien, Rev., MBIA, 6.00%, 06/01/09	1,368
	Suffolk County, Public Improvement
1,550	Series C, GO, MBIA, 5.25%, 07/15/13	1,721
1,215	Series C, GO, MBIA, 5.25%, 07/15/14	1,349
3,225	Suffolk County, Southwest Sewer District, GO, MBIA, 6.00%, 02/01/08	3,448
	Town of Brookhaven
145	GO, MBIA, 5.00%, 08/15/14	161
835	GO, MBIA, 5.00%, 08/15/16	934

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	New York - Continued
$575	Town of Riverhead, Series B, GO, MBIA, 5.00%, 06/15/13	$634
	Triborough Bridge & Tunnel Authority, General Purpose
100	Series A, Rev., 4.75%, 01/01/19 (p)	109
100	Series A, Rev., 6.00%, 01/01/11 (p)	114
1,000	Series B, Rev., 5.75%, 01/01/12 (p)	1,141
7,635	Series SR, Rev., 5.50%, 01/01/12 (p)	8,327
9,125	Series Y, Rev., 6.00%, 01/01/12 (p)	10,267
	Unadilla ETC Central School District
1,480	GO, FGIC, 4.50%, 06/15/07	1,521
1,000	GO, FGIC, 4.50%, 06/15/08	1,040
1,780	GO, FGIC, 4.50%, 06/15/09	1,868
565	Warwick Valley Central School District, GO, FSA, 5.50%, 01/15/14	621
	Watertown City School District
600	GO, FSA, 5.63%, 06/15/16	661
1,365	GO, FSA, 5.63%, 06/15/17	1,504
1,245	GO, FSA, 5.63%, 06/15/18	1,372
	Westchester County Healthcare Corp., County Guaranteed
2,870	Sub Series B, Rev., 5.20%, 11/01/16	3,107
8,115	Sub Series B, Rev., 5.25%, 11/01/12	8,809
1,700	Westchester County IDA, Civic Facilities, Children's Village Project, Series A, Rev., 5.30%, 03/15/14	1,799
1,705	William Floyd Union Free School District of the Mastics-Moriches-Shirley, Series B, GO, MBIA, 4.63%, 06/15/08	1,778
	Windsor Central School District
1,000	GO, FGIC, 5.50%, 06/15/13	1,098
1,170	GO, FGIC, 5.50%, 06/15/14	1,284
650	GO, FGIC, 5.50%, 06/15/15	713
		535,555
	Pennsylvania - 0.2%
850	Upper Merion Area School District, Series 2004, GO, FSA, 5.35%, 09/01/13	959
	Puerto Rico - 7.2%
2,460	Commonwealth of Puerto Rico, GO, MBIA, 6.00%, 07/01/13	2,898

SEE NOTES TO FINANCIAL STATEMENTS.

44

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Puerto Rico - Continued
	Commonwealth of Puerto Rico, Public Improvement
$1,120	GO, FSA-CR, 5.50%, 07/01/12	$1,270
4,000	GO, MBIA, 5.75%, 07/01/20	4,444
	Puerto Rico Electric Power Authority
2,695	Rev., MBIA, 5.00%, 07/01/18	3,038
535	Rev., MBIA, 5.00%, 07/01/20	606
210	Series A, GO, 5.50%, 07/01/18	240
210	Series JJ, Rev., MBIA, 5.25%, 07/01/15	240
475	Series KK, Rev., FSA, 5.25%, 07/01/13	535
	Puerto Rico Highway & Transportation Authority
7,165	Rev., 5.00%, 07/01/07	7,398
685	Series AA, Rev., FGIC, 5.50%, 07/01/16	798
8,430	Series F, Rev., 5.00%, 07/01/07	8,708
1,500	Series W, Rev., MBIA-IBC, 5.50%, 07/01/15	1,742
1,000	Series X, Rev., MBIA-IBC, 5.50%, 07/01/13	1,131
1,050	Series X, Rev., MBIA-IBC, 5.50%, 07/01/15	1,220
1,105	Series Z, Rev., FSA, 6.25%, 07/01/16	1,359
1,400	Puerto Rico Municipal Finance Agency, Series A, GO, FSA, 6.00%, 08/01/15	1,560
2,900	Puerto Rico Public Buildings Authority, Government Facilities, Series K, Rev., Adj., 4.50%, 07/01/22	2,963
	Puerto Rico Public Buildings Authority, Government Facilities, Commonwealth Guaranteed
4,725	Series C, Rev., 5.00%, 07/01/07	4,878

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Puerto Rico - Continued
$1,470	Series C, Rev., 5.50%, 07/01/12	$1,638
		46,666
	Virgin Islands - 0.7%
4,000	Virgin Islands Public Finance Authority, Gross Receipts, Tax Loan Notes, Series A, Rev., 6.37%, 10/01/19	4,547
	Virginia - 0.1%
740	Virginia Resources Authority, Infrastructure, Pooled Loan Bond Project, Series B, Rev., 5.00%, 11/01/12	814
	Total Municipal Bonds	614,351
	(Cost $588,426)
SHARES
Short-Term Investment - 4.3%
	Investment Company - 4.3%
27,554	JPMorgan Tax Free Money Market Fund (b)
	(Cost $27,554)	27,554
	Total Investments - 99.2%	$641,905
	(Cost $615,980)
	Other Assets Less Liabilities - 0.8%	5,290
	NET ASSETS - 100.0%	$647,195
	Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 8/31/05 (USD)	UNREALIZED DEPRECIATION (USD)
	Short Futures Outstanding
(107)	5 Year U.S. Treasury Notes	December, 2005	$(11,596)	$(96)

SEE NOTES TO FINANCIAL STATEMENTS.

45

JPMorgan Funds

SCHEDULE OF PORTFOLIO INVESTMENTS

(CONTINUED)

Abbreviations:

ACA  - Insured by American Capital Access

Adj.  - Adjustable. The interest rate shown is the rate in effect at August 31, 2005.

AMBAC  - American Municipal Bond Assurance Corp.

AMBAC-TCRS  - American Municipal Bond Assurance Corp. Transferrable Custodial Receipts

AMT  - Alternative Minimum Tax Paper

BNY  - Bank of New York

CONS  - Consolidated Bonds

COP  - Certificates of Participation

FGIC  - Financial Guaranty Insurance Co.

FGIC-TCRS  - FGIC Transferrable Custodial Receipts

FHA  - Federal Housing Authority

FHLMC  - Federal Home Loan Mortgage Corporation

FNMA  - Federal National Mortgage Association

FNMA COLL  - FNMA Collateral

FSA  - Financial Security Assurance

FSA-CR  - FSA Custodial Receipts

GAN  - Grant Anticipation Note

GNMA  - Government National Mortgage Association

GNMA COLL  - GNMA Collateral

GO  - General Obligation Bond

GTD STD LNS  - Guaranteed Student Loans

IBC  - Insured Bond Certificates

IDA  - Industrial Development Authority

IDR  - Industrial Development Revenue

MBIA  - Municipal Bond Insurance Association

MBIA-IBC  - MBIA Insured Bond Certificates

MBIA-IBC-BNY  - MBIA Insured Bond Certificates Bank of New York

PCR  - Pollution Control Revenue

PSF-GTD  - Permanent School Fund Guaranteed

Q-SBLF  - Qualified School Board Loan Fund

RADIAN  - Radian Asset Assurance

Rev.  - Revenue Bond

SBRF  - School Bond Reserve Fund

SCH BD GTY  - School Bond Guarantee

SO  - Special Obligation

TRAN  - Tax & Revenue Anticipation Note

USD  - United States Dollar

(b)  - Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)  - All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(g)  - Amount rounds to less than 0.1%

(i)  - Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)  - Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)  - All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(p)  - Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date and the date of the prerefunded call.

SEE NOTES TO FINANCIAL STATEMENTS.

46

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES   AS OF AUGUST 31, 2005

(Amounts in thousands, except per share amounts)

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund	New Jersey Tax Free Bond Fund		New York Tax Free Bond Fund
ASSETS
Investments in non-affiliates, at value	$111,783	$1,947,579	$59,678		$614,351
Investments in affiliates, at value	7,071	71,007	1,703		27,554
Total investment securities, at value	118,854	2,018,586	61,381		641,905
Receivables:
Investment securities sold	1,145	-	1,279		-
Fund shares sold	1,767	1,220	2		311
Interest and dividends	1,443	23,902	708		7,080
Prepaid expenses and other assets	-	8	-		-
Total Assets	123,209	2,043,716	63,370		649,296
LIABILITIES
Payables:
Dividends	259	5,206	158		1,204
Investment securities purchased	1,041	46,740	1,041		-
Fund shares redeemed	55	1,455	-	(b)	345
Variation margin	16	-	8		51
Accrued liabilities:
Investment advisory fees	12	506	16		164
Administration fees	9	181	2		59
Shareholder servicing fees	19	252	10		99
Distribution fees	3	21	1		27
Custodian and accounting fees	5	42	4		13
Trustees' fees - deferred compensation plan	1	22	2		12
Other	76	151	46		127
Total Liabilities	1,496	54,576	1,288		2,101
NET ASSETS	$121,713	$1,989,140	$62,082		$647,195

  (b)  Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48

ANNUAL REPORT AUGUST 31

2005

STATEMENT OF ASSETS
AND LIABILITIES  AS OF AUGUST 31, 2005

(Amounts in thousands, except per share amounts)

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund	New Jersey Tax Free Bond Fund	New York Tax Free Bond Fund
NET ASSETS
Paid in capital	$116,691	$1,890,483	$59,804	$620,734
Accumulated undistributed (distributions in excess of) net investment income	(23)	(229)	(10)	61
Accumulated net realized gains (losses) from investments, futures and swap transactions	157	6,919	467	571
Net unrealized appreciation (depreciation) from investments, futures and swaps	4,888	91,967	1,821	25,829
Net Assets	$121,713	$1,989,140	$62,082	$647,195
Net Assets:
Class A	$14,547	$60,474	$761	$64,005
Class B	-	10,845	641	18,416
Class C	107	1,774	15	2,032
Select Class	80,959	1,668,674	60,665	429,803
Institutional Class	26,100	247,373	-	132,939
Total	$121,713	$1,989,140	$62,082	$647,195
Oustanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,388	5,526	77	8,906
Class B	-	1,005	66	2,557
Class C	10	165	2	283
Select Class	7,722	154,265	6,190	59,668
Institutional Class	2,526	22,880	-	18,460
Total	11,646	183,841	6,335	89,874
Net Asset Value:
Class A - Redemption price per share	$10.48	$10.94	$9.80	$7.19
Class B - Offering price per share (a)	-	10.79	9.75	7.20
Class C - Offering price per share (a)	10.44	10.77	9.74	7.19
Select Class - Offering and redemption price per share	10.48	10.82	9.80	7.20
Institutional Class - Offering and redemption price per share	10.33	10.81	-	7.20
Maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A Maximum Public Offering Price Per Share (net asset value per share/100% - maximum sales charge)	10.97	11.46	10.26	7.53
Cost of Investments	$113,927	$1,926,619	$59,543	$615,980

  (a)  Redemption price for Class B and Class C shares varies based on the length of time the shares were held.

SEE NOTES TO FINANCIAL STATEMENTS.

49

JPMorgan Funds

STATEMENT OF
OPERATIONS   FOR THE YEAR ENDED AUGUST 31, 2005

(Amounts in thousands)

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund	New Jersey Tax Free Bond Fund	New York Tax Free Bond Fund
INVESTMENT INCOME
Interest income	$4,894	$75,355	$2,412	$25,500
Dividend income from affiliates (c)	128	1,220	44	281
Total income	5,022	76,575	2,456	25,781
EXPENSES
Investment advisory fees	368	5,267	193	1,969
Administration fees	157	2,178	82	838
Distribution fees	38	136	9	358
Shareholder servicing fees	228	3,888	161	1,405
Custodian and accounting fees	22	99	23	54
Professional fees	54	88	54	65
Trustees' fees	1	21	1	8
Printing and mailing costs	10	44	3	40
Registration and filing fees	33	88	18	46
Transfer agent fees	48	122	28	146
Miscellaneous	7	28	6	8
Total expenses before waivers	966	11,959	578	4,937
Less amounts waived	(254)	(1,397)	(74)	(392)
Less earnings credits	(1)	(6)	(1)	(2)
Less expense reimbursements	-	(18)	(11)	-
Less reimbursement for legal matters	-	(1)	-	-
Net expenses	711	10,537	492	4,543
Net Investment Income	4,311	66,038	1,964	21,238
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS, FUTURES AND SWAPS
Investments	$1,136	$10,668	$731	$1,473
Futures	28	(517)	(42)	25
Swaps	-	147	-	-
Net realized gain (loss)	1,164	10,298	689	1,498
Change in net unrealized appreciation/depreciation on:
Investments	(2,609)	(33,347)	(1,181)	(10,552)
Futures	(26)	292	(9)	28
Swaps	-	(20)	-	-
Net change in unrealized appreciation/depreciation	(2,635)	(33,075)	(1,190)	(10,524)
Net Realized and Unrealized Gain (Loss)	(1,471)	(22,777)	(501)	(9,026)
Change in net assets resulting from operations	$2,840	$43,261	$1,463	$12,212
(c) Includes reimbursement of investment advisory, administration and shareholder servicing fees	$12	$112	$4	$26

SEE NOTES TO FINANCIAL STATEMENTS.

50

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Tax Free Bond Fund		Intermediate Tax Free Bond Fund
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,311	$4,822	$66,038	$58,192
Net realized gain (loss) on investments, futures and swap transactions	1,164	2,953	10,298	13,661
Change in net unrealized appreciation/depreciation of investments, futures and swaps	(2,635)	239	(33,075)	8,709
Change in net assets resulting from operations	2,840	8,014	43,261	80,562
DISTRIBUTIONS TO SHAREHOLDERS
Class A Shares
From net investment income	(522)	(698)	(1,194)	(8)
From net realized gains	(219)	(454)	(6)	-
Class B Shares
From net investment income	-	-	(185)	- (b)
From net realized gains	-	-	- (b)	-
Class C Shares
From net investment income	(1)	-	(34)	(1)
From net realized gains	-	-	(4)	-
Select Class Shares
From net investment income	(1,941)	(1,225)	(52,096)	(41,589)
From net realized gains	(640)	(771)	(3,709)	(8,159)
Institutional Class Shares
From net investment income	(1,783)	(2,941)	(12,496)	(16,465)
From net realized gains	(1,080)	(1,893)	(1,289)	(3,309)
Total distributions to shareholders	(6,186)	(7,982)	(71,013)	(69,531)
CAPITAL SHARE TRANSACTIONS
Increase (decrease)	(4,004)	(36,033)	527,215	(164,627)
NET ASSETS
Total increase (decrease) in net assets	(7,350)	(36,001)	499,463	(153,596)
Beginning of period	129,063	165,064	1,489,677	1,643,273
End of period	$121,713	$129,063	$1,989,140	$1,489,677
Accumulated undistributed (distributions in excess of) net investment income	$(23)	$(87)	$(229)	$(260)

(b) Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

51

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	New Jersey Tax Free Bond Fund		New York Tax Free Bond Fund
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,964	$2,196	$21,238	$24,431
Net realized gain (loss) on investments, futures and swap transactions	689	1,138	1,498	12,649
Change in net unrealized appreciation/depreciation of investments, futures and swaps	(1,190)	867	(10,524)	2,519
Change in net assets resulting from operations	1,463	4,201	12,212	39,599
DISTRIBUTIONS TO SHAREHOLDERS
Class A Shares
From net investment income	(37)	(41)	(2,355)	(3,067)
From net realized gains	(18)	(58)	(1,270)	(1,288)
Class B Shares
From net investment income	(17)	(19)	(492)	(606)
From net realized gains	(13)	(27)	(336)	(357)
Class C Shares
From net investment income	- (b)	-	(44)	(55)
From net realized gains	-	-	(29)	(31)
Select Class Shares
From net investment income	(1,919)	(2,103)	(12,941)	(13,456)
From net realized gains	(1,032)	(2,224)	(5,891)	(5,894)
Institutional Class Shares
From net investment income	-	-	(5,265)	(7,149)
From net realized gains	-	-	(2,747)	(3,163)
Total distributions to shareholders	(3,036)	(4,472)	(31,370)	(35,066)
CAPITAL SHARE TRANSACTIONS
Increase (decrease)	(3,286)	(8,083)	(11,566)	(81,069)
NET ASSETS
Total increase (decrease) in net assets	(4,859)	(8,354)	(30,724)	(76,536)
Beginning of period	66,941	75,295	677,919	754,455
End of period	$62,082	$66,941	$647,195	$677,919
Accumulated undistributed (distributions in excess of) net investment income	$(10)	- (b)	$61	$(80)

  (b)  Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Tax Free Bond Fund		Intermediate Tax Free Bond Fund
	Year Ended 8/31/2005 (c)	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004 (a)
CAPITAL TRANSACTIONS
Class A Shares
Proceeds from shares issued	$1,194	$1,783	$12,880	$778
Shares issued in connection with Fund reorganization (Note 10)	-	-	61,712	-
Dividends reinvested	340	572	649	8
Cost of shares redeemed	(3,645)	(6,954)	(15,126)	(64)
Change in net assets from Class A capital transactions	$(2,111)	$(4,599)	$60,115	$722
Class B Shares
Proceeds from shares issued	$-	$-	$473	$22
Shares issued in connection with Fund reorganization (Note 10)	-	-	12,225	-
Dividends reinvested	-	-	104	- (b)
Cost of shares redeemed	-	-	(1,916)	-
Change in net assets from Class B capital transactions	$-	$-	$10,886	$22
Class C Shares
Proceeds from shares issued	$121	$-	$1,818	$82
Dividends reinvested	1	-	9	1
Cost of shares redeemed	(15)	-	(115)	-
Change in net assets from Class C capital transactions	$107	$-	$1,712	$83
Select Class Shares
Proceeds from shares issued	$57,371	$13,425	$308,049	$151,252
Shares issued in connection with Fund reorganization (Note 10)	-	-	542,269	-
Dividends reinvested	864	814	10,746	14,722
Cost of shares redeemed	(16,439)	(10,193)	(275,544)	(229,098)
Change in net assets from Select Class capital transactions	$41,796	$4,046	$585,520	$(63,124)
Institutional Class Shares
Proceeds from shares issued	$10,780	$9,521	$102,373	$66,252
Subscription in kind	-	-	-	512
Dividends reinvested	764	1,860	5,335	7,558
Cost of shares redeemed	(55,340)	(46,861)	(238,726)	(176,652)
Change in net assets from Institutional Class capital transactions	$(43,796)	$(35,480)	$(131,018)	$(102,330)

  (a)  Commencement of offering of Class A, Class B and Class C shares on December 31, 2003.

  (b)  Amount is less than $1,000.

  (c)  Commencement of offering of Class C shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

53

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Tax Free Bond Fund		Intermediate Tax Free Bond Fund
	Year Ended 8/31/2005 (c)	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004 (a)
SHARE TRANSACTIONS
Class A Shares
Issued	113	165	1,174	70
Shares issued in connection with Fund reorganization (Note 10)	-	-	5,609	-
Reinvested	32	53	59	1
Redeemed	(343)	(649)	(1,381)	(6)
Change in Class A Shares	(198)	(431)	5,461	65
Class B Shares
Issued	-	-	43	2
Shares issued in connection with Fund reorganization (Note 10)	-	-	1,127	-
Reinvested	-	-	10	- (b)
Redeemed	-	-	(177)	-
Change in Class B Shares	-		1,003	2
Class C Shares
Issued	11	-	168	7
Reinvested	- (b)	-	1	- (b)
Redeemed	(1)	-	(11)	-
Change in Class C Shares	10		158	7
Select Class Shares
Issued	5,467	1,257	28,410	13,750
Shares issued in connection with Fund reorganization (Note 10)	-	-	49,845	-
Reinvested	82	75	987	1,334
Redeemed	(1,563)	(946)	(25,376)	(20,767)
Change in Select Class Shares	3,986	386	53,866	(5,683)
Institutional Class Shares
Issued	1,033	898	9,417	6,052
Subscription in kind	-	-	-	46
Reinvested	73	175	491	685
Redeemed	(5,344)	(4,377)	(22,043)	(16,038)
Change in Institutional Class Shares	(4,238)	(3,304)	(12,135)	(9,255)

  (a)  Commencement of offering of Class A, Class B and Class C shares on December 31, 2003.

  (b)  Amount is less than $1,000.

  (c)  Commencement of offering of Class C shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

54

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	New Jersey Tax Free Bond Fund		New York Tax Free Bond Fund
	Year Ended 8/31/2005 (c)	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
CAPITAL TRANSACTIONS
Class A Shares
Proceeds from shares issued	$558	$209	$18,337	$30,340
Dividends reinvested	3	82	2,887	3,582
Cost of shares redeemed	(954)	(924)	(39,805)	(37,421)
Change in net assets from Class A capital transactions	$(393)	$(633)	$(18,581)	$(3,499)
Class B Shares
Proceeds from shares issued	$14	$192	$391	$1,662
Dividends reinvested	21	31	585	661
Cost of shares redeemed	(160)	(235)	(4,639)	(4,539)
Change in net assets from Class B capital transactions	$(125)	$(12)	$(3,663)	$(2,216)
Class C Shares
Proceeds from shares issued	$15	$-	$653	$837
Dividends reinvested	- (b)	-	64	74
Cost of shares redeemed	-	-	(553)	(784)
Change in net assets from Class C capital transactions	$15	$-	$164	$127
Select Class Shares
Proceeds from shares issued	$4,595	$2,791	$116,854	$54,532
Dividends reinvested	936	2,026	6,845	7,446
Cost of shares redeemed	(8,314)	(12,255)	(77,046)	(81,285)
Change in net assets from Select Class capital transactions	$(2,783)	$(7,438)	$46,653	$(19,307)
Institutional Class Shares
Proceeds from shares issued	$-	$-	$63,790	$17,319
Dividends reinvested	-	-	3,674	4,492
Cost of shares redeemed	-	-	(103,603)	(77,985)
Change in net assets from Institutional Class capital transactions	$-	$-	$(36,139)	$(56,174)

  (b)  Amount is less than $1,000.

  (c)  Commencement of offering of Class C shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

55

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE PERIODS INDICATED

(Amounts in thousands)

	New Jersey Tax Free Bond Fund		New York Tax Free Bond Fund
	Year Ended 8/31/2005 (c)	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
SHARE TRANSACTIONS
Class A Shares
Issued	56	21	2,526	4,074
Reinvested	- (b)	8	398	484
Redeemed	(97)	(91)	(5,500)	(5,079)
Change in Class A Shares	(41)	(62)	(2,576)	(521)
Class B Shares
Issued	2	19	54	223
Reinvested	2	3	80	89
Redeemed	(17)	(23)	(639)	(617)
Change in Class B Shares	(13)	(1)	(505)	(305)
Class C Shares
Issued	2	-	91	112
Reinvested	- (b)	-	9	10
Redeemed	-	-	(76)	(108)
Change in Class C Shares	2		24	14
Select Class Shares
Issued	465	276	16,165	7,371
Reinvested	95	202	941	1,005
Redeemed	(839)	(1,212)	(10,590)	(10,985)
Change in Select Class Shares	(279)	(734)	6,516	(2,609)
Institutional Class Shares
Issued	-	-	8,811	2,321
Reinvested	-	-	506	606
Redeemed	-	-	(14,354)	(10,526)
Change in Institutional Class Shares	-	-	(5,037)	(7,599)

  (b)  Amount is less than $1,000.

  (c)  Commencement of offering of Class C shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

56

JPMorgan Funds

FINANCIAL HIGHLIGHTS

Class A

	Per share operating performance:
		Investment operations:				Distributions:
	Net Asset value, beginning of period	Net Investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net Asset value, end of period	Total return (excludes sales charge) (d)
CALIFORNIA TAX FREE BOND FUND
Year Ended August 31, 2005	$10.77	0.37		(0.14)	0.23	(0.36)	(0.16)	(0.52)	$10.48	2.21%
Year Ended August 31, 2004	$10.80	0.37		0.22	0.59	(0.38)	(0.24)	(0.62)	$10.77	5.62%
Year Ended August 31, 2003	$11.07	0.39		(0.22)	0.17	(0.40)	(0.04)	(0.44)	$10.80	1.51%
September 10, 2001(a) To August 31, 2002	$10.90	0.40		0.17	0.57	(0.40)	-	(0.40)	$11.07	5.33%
INTERMEDIATE TAX FREE BOND FUND
Year Ended August 31, 2005	$11.11	0.39		(0.13)	0.26	(0.39)	(0.04)	(0.43)	$10.94	2.35%
December 31, 2003(a) To August 31, 2004	$11.10	0.27	(b)	0.01	0.28	(0.27)	-	(0.27)	$11.11	2.55%
NEW JERSEY TAX FREE BOND FUND
Year Ended August 31, 2005	$10.04	0.27		(0.07)	0.20	(0.28)	(0.16)	(0.44)	$9.80	2.08%
Year Ended August 31, 2004	$10.07	0.28		0.29	0.57	(0.28)	(0.32)	(0.60)	$10.04	5.87%
Year Ended August 31, 2003	$10.36	0.30		(0.10)	0.20	(0.32)	(0.17)	(0.49)	$10.07	1.92%
April 1, 2002(a) To August 31, 2002	$9.84	0.12		0.53	0.65	(0.13)	-	(0.13)	$10.36	6.67%
NEW YORK TAX FREE BOND FUND
Year Ended August 31, 2005	$7.40	0.25		(0.12)	0.13	(0.23)	(0.11)	(0.34)	$7.19	1.84%
Year Ended August 31, 2004	$7.35	0.25		0.15	0.40	(0.24)	(0.11)	(0.35)	$7.40	5.57%
Year Ended August 31, 2003	$7.45	0.26	(b)	(0.10)	0.16	(0.26)	- (c)	(0.26)	$7.35	2.15%
Year Ended August 31, 2002	$7.37	0.26	(b)	0.10	0.36	(0.27)	(0.01)	(0.28)	$7.45	5.06%
February 16, 2001(a) To August 31, 2001	$7.22	0.15		0.15	0.30	(0.15)	-	(0.15)	$7.37	4.26%

  (a)  Commencement of offering of class of shares.

  (b)  Calculated based upon average shares outstanding.

  (c)  Amount less than $0.01.

  (d)  Not annualized for periods less than one year.

  (e)  Annualized for periods less than one year.

  (f)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

58

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (e)
	Net assets end of period (000's)	Net expenses	Net Investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (d)
CALIFORNIA TAX FREE BOND FUND
Year Ended August 31, 2005	$14,547	0.60%	3.47%	1.12%		40%
Year Ended August 31, 2004	$17,070	0.60%	3.47%	1.19%		43%
Year Ended August 31, 2003	$22,000	0.60%	3.56%	1.16%		49%
September 10, 2001(a) To August 31, 2002	$23,000	0.60%	3.70%	1.23%		65%
INTERMEDIATE TAX FREE BOND FUND
Year Ended August 31, 2005	$60,474	0.75%	3.56%	0.97%		28%
December 31, 2003(a) To August 31, 2004	$726	0.73%	3.52%	9.03	%(f)	65%
NEW JERSEY TAX FREE BOND FUND
Year Ended August 31, 2005	$761	1.00%	2.80%	1.65%		44%
Year Ended August 31, 2004	$1,184	1.00%	2.89%	2.22%		54%
Year Ended August 31, 2003	$2,000	1.00%	2.87%	3.13%		59%
April 1, 2002(a) To August 31, 2002	$56	1.00%	3.16%	33.81	%(f)	75%
NEW YORK TAX FREE BOND FUND
Year Ended August 31, 2005	$64,005	0.75%	3.18%	1.04%		25%
Year Ended August 31, 2004	$84,997	0.75%	3.32%	1.12%		30%
Year Ended August 31, 2003	$88,000	0.75%	3.45%	1.07%		38%
Year Ended August 31, 2002	$107,000	0.75%	3.58%	1.09%		75%
February 16, 2001(a) To August 31, 2001	$117,000	0.75%	4.10%	1.21%		33%

SEE NOTES TO FINANCIAL STATEMENTS.

59

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class B

	Per share operating performance:
		Investment operations:				Distributions:
	Net Asset value, beginning of period	Net Investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net Asset value, end of period	Total return (excludes sales charge) (d)
INTERMEDIATE TAX FREE BOND FUND
Year Ended August 31, 2005	$10.98	0.31		(0.15)	0.16	(0.31)	(0.04)	(0.35)	$10.79	1.47%
December 31, 2003(a) To August 31, 2004	$11.10	0.21	(b)	(0.12)	0.09	(0.21)	-	(0.21)	$10.98	0.85%
NEW JERSEY TAX FREE BOND FUND
Year Ended August 31, 2005	$9.99	0.23		(0.08)	0.15	(0.23)	(0.16)	(0.39)	$9.75	1.60%
Year Ended August 31, 2004	$10.04	0.24		0.26	0.50	(0.23)	(0.32)	(0.55)	$9.99	5.14%
Year Ended August 31, 2003	$10.34	0.26		(0.12)	0.14	(0.27)	(0.17)	(0.44)	$10.04	1.31%
April 1, 2002(a) To August 31, 2002	$9.84	0.11		0.50	0.61	(0.11)	-	(0.11)	$10.34	6.20%
NEW YORK TAX FREE BOND FUND
Year Ended August 31, 2005	$7.41	0.19		(0.12)	0.07	(0.17)	(0.11)	(0.28)	$7.20	1.08%
Year Ended August 31, 2004	$7.36	0.20		0.15	0.35	(0.19)	(0.11)	(0.30)	$7.41	4.73%
Year Ended August 31, 2003	$7.46	0.20	(b)	(0.10)	0.10	(0.20)	- (c)	(0.20)	$7.36	1.34%
Year Ended August 31, 2002	$7.38	0.21	(b)	0.08	0.29	(0.20)	(0.01)	(0.21)	$7.46	4.08%
February 16, 2001(a) To August 31, 2001	$7.22	0.12		0.16	0.28	(0.12)	-	(0.12)	$7.38	3.91%

  (a)  Commencement of offering of class of shares.

  (b)  Calculated based upon average shares outstanding.

  (c)  Amount less than $0.01.

  (d)  Not annualized for periods less than one year.

  (e)  Annualized for periods less than one year.

  (f)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

  (g)  Effective February 19, 2005, the contractual expense limitation is 1.43%.

SEE NOTES TO FINANCIAL STATEMENTS.

60

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (e)
	Net assets end of period (000's)	Net expenses		Net Investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (d)
INTERMEDIATE TAX FREE BOND FUND
Year Ended August 31, 2005	$10,845	1.43	%(g)	2.95%	1.43%		28%
December 31, 2003(a) To August 31, 2004	$22	1.50%		2.86%	13.40	%(f)	65%
NEW JERSEY TAX FREE BOND FUND
Year Ended August 31, 2005	$641	1.50%		2.33%	2.27%		44%
Year Ended August 31, 2004	$786	1.50%		2.38%	2.75%		54%
Year Ended August 31, 2003	$1,000	1.50%		2.44%	4.96%		59%
April 1, 2002(a) To August 31, 2002	$58	1.50%		2.72%	36.90	%(f)	75%
NEW YORK TAX FREE BOND FUND
Year Ended August 31, 2005	$18,416	1.50%		2.42%	1.53%		25%
Year Ended August 31, 2004	$22,699	1.55%		2.52%	1.62%		30%
Year Ended August 31, 2003	$25,037	1.55%		2.64%	1.57%		38%
Year Ended August 31, 2002	$21,000	1.57%		2.74%	1.59%		75%
February 16, 2001(a) To August 31, 2001	$12,000	1.64%		3.21%	1.72%		33%

SEE NOTES TO FINANCIAL STATEMENTS.

61

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class C

	Per share operating performance:
		Investment operations:				Distributions:
	Net Asset value, beginning of period	Net Investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net Asset value, end of period	Total return (excludes sales charge) (d)
CALIFORNIA TAX FREE BOND FUND
February 18, 2005(a) To August 31, 2005	$10.55	0.17		(0.09)	0.08	(0.19)	-	(0.19)	$10.44	0.76%
INTERMEDIATE TAX FREE BOND FUND
Year Ended August 31, 2005	$11.01	0.31		(0.19)	0.12	(0.32)	(0.04)	(0.36)	$10.77	1.05%
December 31, 2003(a) To August 31, 2004	$11.10	0.21	(b)	(0.09)	0.12	(0.21)	-	(0.21)	$11.01	1.13%
NEW JERSEY TAX FREE BOND FUND
February 18, 2005(a) To August 31, 2005	$9.80	0.12		(0.04)	0.08	(0.14)	-	(0.14)	$9.74	0.86%
NEW YORK TAX FREE BOND FUND
Year Ended August 31, 2005	$7.41	0.18		(0.11)	0.07	(0.18)	(0.11)	(0.29)	$7.19	1.00%
Year Ended August 31, 2004	$7.36	0.19		0.16	0.35	(0.19)	(0.11)	(0.30)	$7.41	4.73%
January 31, 2003(a) To August 31, 2003	$7.46	0.10	(b)	(0.09)	0.01	(0.11)	- (c)	(0.11)	$7.36	0.17%

  (a)  Commencement of offering of class of shares.

  (b)  Calculated based upon average shares outstanding.

  (c)  Amount less than $0.01.

  (d)  Not annualized for periods less than one year.

  (e)  Annualized for periods less than one year.

  (f)  Effective February 19, 2005, the contractual expense limitation is 1.43%.

  (g)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

62

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (e)
	Net assets end of period (000's)	Net expenses		Net Investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (d)
CALIFORNIA TAX FREE BOND FUND
February 18, 2005(a) To August 31, 2005	$107	1.10%		2.89%	1.53%		40%
INTERMEDIATE TAX FREE BOND FUND
Year Ended August 31, 2005	$1,774	1.45	%(f)	2.82%	2.21%		28%
December 31, 2003(a) To August 31, 2004	$82	1.50%		2.83%	14.81	%(g)	65%
NEW JERSEY TAX FREE BOND FUND
February 18, 2005(a) To August 31, 2005	$15	1.50%		2.37%	1.57%		44%
NEW YORK TAX FREE BOND FUND
Year Ended August 31, 2005	$2,032	1.50%		2.42%	1.53%		25%
Year Ended August 31, 2004	$1,922	1.55%		2.52%	1.61%		30%
January 31, 2003(a) To August 31, 2003	$2,000	1.55%		2.40%	1.57%		38%

SEE NOTES TO FINANCIAL STATEMENTS.

63

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Select Class

	Per share operating performance:
		Investment operations:				Distributions:
	Net Asset value, beginning of period	Net Investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net Asset value, end of period	Total return (excludes sales charge) (d)
CALIFORNIA TAX FREE BOND FUND
Year Ended August 31, 2005	$10.77	0.36		(0.13)	0.23	(0.36)	(0.16)	(0.52)	$10.48	2.18%
Year Ended August 31, 2004	$10.80	0.36		0.22	0.58	(0.37)	(0.24)	(0.61)	$10.77	5.57%
Year Ended August 31, 2003	$11.07	0.39		(0.23)	0.16	(0.39)	(0.04)	(0.43)	$10.80	1.45%
Year Ended August 31, 2002	$10.91	0.40		0.16	0.56	(0.40)	-	(0.40)	$11.07	5.31%
May 1, 2001 To August 31, 2001(a)	$10.53	0.14		0.41	0.55	(0.14)	(0.03)	(0.17)	$10.91	5.31%
Year Ended April 30, 2001	$10.20	0.45		0.33	0.78	(0.45)	-	(0.45)	$10.53	7.77%
INTERMEDIATE TAX FREE BOND FUND
Year Ended August 31, 2005	$11.00	0.40		(0.14)	0.26	(0.40)	(0.04)	(0.44)	$10.82	2.42%
Year Ended August 31, 2004	$10.93	0.41	(b)	0.15	0.56	(0.41)	(0.08)	(0.49)	$11.00	5.19%
Year Ended August 31, 2003	$11.15	0.42		(0.15)	0.27	(0.42)	(0.07)	(0.49)	$10.93	2.44%
Year Ended August 31, 2002	$10.98	0.43		0.21	0.64	(0.43)	(0.04)	(0.47)	$11.15	5.99%
Year Ended August 31, 2001	$10.46	0.44		0.52	0.96	(0.44)	-	(0.44)	$10.98	9.35%
NEW JERSEY TAX FREE BOND FUND
Year Ended August 31, 2005	$10.04	0.30		(0.08)	0.22	(0.30)	(0.16)	(0.46)	$9.80	2.32%
Year Ended August 31, 2004	$10.09	0.31		0.27	0.58	(0.31)	(0.32)	(0.63)	$10.04	5.92%
Year Ended August 31, 2003	$10.34	0.34		(0.08)	0.26	(0.34)	(0.17)	(0.51)	$10.09	2.58%
Year Ended August 31, 2002	$10.33	0.37		0.20	0.57	(0.37)	(0.19)	(0.56)	$10.34	5.82%
Year Ended August 31, 2001	$9.73	0.42		0.60	1.02	(0.42)	-	(0.42)	$10.33	10.69%
NEW YORK TAX FREE BOND FUND
Year Ended August 31, 2005	$7.42	0.23		(0.11)	0.12	(0.23)	(0.11)	(0.34)	$7.20	1.76%
Year Ended August 31, 2004	$7.37	0.25		0.16	0.41	(0.25)	(0.11)	(0.36)	$7.42	5.60%
Year Ended August 31, 2003	$7.46	0.26	(b)	(0.09)	0.17	(0.26)	- (c)	(0.26)	$7.37	2.32%
Year Ended August 31, 2002	$7.38	0.26	(b)	0.09	0.35	(0.26)	(0.01)	(0.27)	$7.46	4.99%
Year Ended August 31, 2001	$7.01	0.29		0.37	0.66	(0.29)	-	(0.29)	$7.38	9.68%

  (a)  The fund changed its fiscal year from April 30 to August 31.

  (b)  Calculated based upon average shares outstanding.

  (c)  Amount less than $0.01.

  (d)  Not annualized for periods less than one year.

  (e)  Annualized for periods less than one year.

  (f)  Effective February 19, 2005, the contractual expense limitation is 0.59%.

SEE NOTES TO FINANCIAL STATEMENTS.

64

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (e)
	Net assets end of period (000's)	Net expenses		Net Investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (d)
CALIFORNIA TAX FREE BOND FUND
Year Ended August 31, 2005	$80,959	0.65%		3.42%	0.81%	40%
Year Ended August 31, 2004	$40,234	0.65%		3.42%	0.88%	43%
Year Ended August 31, 2003	$36,000	0.65%		3.51%	0.84%	49%
Year Ended August 31, 2002	$46,000	0.65%		3.63%	0.88%	65%
May 1, 2001 To August 31, 2001(a)	$31,000	0.65%		3.84%	0.78%	29%
Year Ended April 30, 2001	$33,000	0.65%		4.25%	0.78%	55%
INTERMEDIATE TAX FREE BOND FUND
Year Ended August 31, 2005	$1,668,674	0.62	%(f)	3.74%	0.70%	28%
Year Ended August 31, 2004	$1,103,996	0.66%		3.71%	0.73%	65%
Year Ended August 31, 2003	$1,159,000	0.66%		3.73%	0.74%	56%
Year Ended August 31, 2002	$1,155,000	0.66%		3.88%	0.74%	71%
Year Ended August 31, 2001	$728,000	0.74%		4.10%	0.75%	43%
NEW JERSEY TAX FREE BOND FUND
Year Ended August 31, 2005	$60,665	0.75%		3.06%	0.86%	44%
Year Ended August 31, 2004	$64,971	0.75%		3.12%	0.93%	54%
Year Ended August 31, 2003	$72,000	0.75%		3.35%	0.90%	59%
Year Ended August 31, 2002	$83,000	0.75%		3.64%	0.89%	75%
Year Ended August 31, 2001	$82,000	0.75%		4.18%	0.93%	48%
NEW YORK TAX FREE BOND FUND
Year Ended August 31, 2005	$429,803	0.71%		3.21%	0.72%	25%
Year Ended August 31, 2004	$394,144	0.72%		3.35%	0.76%	30%
Year Ended August 31, 2003	$410,000	0.72%		3.48%	0.75%	38%
Year Ended August 31, 2002	$474,000	0.72%		3.63%	0.76%	75%
Year Ended August 31, 2001	$302,000	0.75%		4.10%	0.79%	33%

SEE NOTES TO FINANCIAL STATEMENTS.

65

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Institutional Class

	Per share operating performance:
		Investment operations:				Distributions:
	Net Asset value, beginning of period	Net Investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net Asset value, end of period	Total return (excludes sales charge) (e)
CALIFORNIA TAX FREE BOND FUND
Year Ended August 31, 2005	$10.61	0.42		(0.17)	0.25	(0.37)	(0.16)	(0.53)	$10.33	2.42%
Year Ended August 31, 2004	$10.64	0.39		0.21	0.60	(0.39)	(0.24)	(0.63)	$10.61	5.76%
Year Ended August 31, 2003	$10.90	0.41		(0.23)	0.18	(0.40)	(0.04)	(0.44)	$10.64	1.67%
Year Ended August 31, 2002	$10.73	0.42		0.16	0.58	(0.41)	-	(0.41)	$10.90	5.57%
May 1, 2001 To August 31, 2001(b)	$10.36	0.14		0.40	0.54	(0.14)	(0.03)	(0.17)	$10.73	5.31%
Year Ended April 30, 2001	$10.03	0.46		0.33	0.79	(0.46)	-	(0.46)	$10.36	7.97%
INTERMEDIATE TAX FREE BOND FUND
Year Ended August 31, 2005	$10.99	0.43		(0.16)	0.27	(0.41)	(0.04)	(0.45)	$10.81	2.52%
Year Ended August 31, 2004	$10.93	0.43	(c)	0.14	0.57	(0.43)	(0.08)	(0.51)	$10.99	5.26%
Year Ended August 31, 2003	$11.15	0.43		(0.15)	0.28	(0.43)	(0.07)	(0.50)	$10.93	2.60%
September 1, 2001(a) To August 31, 2002	$10.94	0.44		0.25	0.69	(0.44)	(0.04)	(0.48)	$11.15	6.43%
NEW YORK TAX FREE BOND FUND
Year Ended August 31, 2005	$7.41	0.26		(0.10)	0.16	(0.26)	(0.11)	(0.37)	$7.20	2.11%
Year Ended August 31, 2004	$7.36	0.26		0.16	0.42	(0.26)	(0.11)	(0.37)	$7.41	5.82%
Year Ended August 31, 2003	$7.46	0.28	(c)	(0.10)	0.18	(0.28)	- (d)	(0.28)	$7.36	2.40%
September 1, 2001(a) To August 31, 2002	$7.33	0.27	(c)	0.15	0.42	(0.28)	(0.01)	(0.29)	$7.46	5.89%

  (a)  Commencement of offering of class of shares.

  (b)  The fund changed its fiscal year from April 30 to August 31.

  (c)  Calculated based upon average shares outstanding.

  (d)  Amount less than $0.01.

  (e)  Not annualized for periods less than one year.

  (f)  Annualized for periods less than one year.

SEE NOTES TO FINANCIAL STATEMENTS.

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FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (f)
	Net assets end of period (000's)	Net expenses	Net Investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (e)
CALIFORNIA TAX FREE BOND FUND
Year Ended August 31, 2005	$26,100	0.50%	3.62%	0.67%	40%
Year Ended August 31, 2004	$71,759	0.50%	3.62%	0.70%	43%
Year Ended August 31, 2003	$107,000	0.50%	3.72%	0.66%	49%
Year Ended August 31, 2002	$149,000	0.50%	3.84%	0.71%	65%
May 1, 2001 To August 31, 2001(b)	$137,000	0.50%	3.99%	0.59%	29%
Year Ended April 30, 2001	$126,000	0.50%	4.40%	0.59%	55%
INTERMEDIATE TAX FREE BOND FUND
Year Ended August 31, 2005	$247,373	0.50%	3.85%	0.56%	28%
Year Ended August 31, 2004	$384,851	0.50%	3.87%	0.59%	65%
Year Ended August 31, 2003	$484,000	0.50%	3.89%	0.59%	56%
September 1, 2001(a) To August 31, 2002	$642,000	0.50%	4.02%	0.58%	71%
NEW YORK TAX FREE BOND FUND
Year Ended August 31, 2005	$132,939	0.50%	3.42%	0.58%	25%
Year Ended August 31, 2004	$174,207	0.50%	3.57%	0.61%	30%
Year Ended August 31, 2003	$229,000	0.50%	3.70%	0.60%	38%
September 1, 2001(a) To August 31, 2002	$298,000	0.50%	3.85%	0.62%	75%

SEE NOTES TO FINANCIAL STATEMENTS.

67

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STATEMENTS

1. Organization

JPMorgan Trust I (the "Trust") was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the "Funds") covered by this report. Effective February 18, 2005, Class C Shares commenced operations in the California Tax Free Bond Fund and New Jersey Tax Free Bond Fund.

JPMORGAN TAX FREE FUNDS

FUND	CLASSES OFFERED
California Tax Free Bond Fund	Class A, Class C, Select Class and Institutional Class
Intermediate Tax Free Bond Fund	Class A, Class B, Class C, Select Class and Institutional Class
New Jersey Tax Free Bond Fund	Class A, Class B, Class C and Select Class
New York Tax Free Bond Fund	Class A, Class B, Class C, Select Class and Institutional Class

Effective February 19, 2005, certain Funds were renamed with the approval of the Board of Trustees as shown below:

NEW NAME	OLD NAME
California Tax Free Bond Fund	California Bond Fund
Intermediate Tax Free Bond Fund	Intermediate Tax Free Income Fund
New Jersey Tax Free Bond Fund	New Jersey Tax Free Income Fund
New York Tax Free Bond Fund	New York Intermediate Tax Free Income Fund

Prior to February 19, 2005, California Tax Free Bond Fund was a separate series of J.P. Morgan Series Trust and Intermediate Tax Free Bond Fund, New Jersey Tax Free Bond Fund and New York Tax Free Bond Fund were separate series of J.P. Morgan Mutual Fund Select Trust. On August 19, 2004, the Board of Trustees of the then existing Trusts approved Agreements and Plans of Reorganization regarding the reorganization of each series of their respective Trust into a corresponding series of J.P. Morgan Mutual Fund Series ("JPMMFS").

At a special meeting of shareholders of the Funds held on January 20, 2005, shareholders of each of the Funds approved the Agreement and Plan of Reorganization with respect to each Fund. Effective after the close of business on February 18, 2005 pursuant to the Agreement and Plan of Reorganization, the Funds were each reorganized, by means of a tax-free reorganization, each as a separate series of JPMMFS. Each corresponding series of JPMMFS had no assets, liabilities or operations prior to the reorganization. The event had no impact on the net assets or results of operations of the Funds.

Additionally, the shareholders of JPMMFS approved an Agreement and Plan of Reorganization and Redomiciliation providing for the reorganization and redomiciliation of each series of JPMMFS as a corresponding series of JPMorgan Trust I, including those series of JPMMFS such as the Funds which became a series of JPMMFS as of February 18, 2005. Therefore, effective after the close of business on February 18, 2005, pursuant to the Agreement and Plan of Reorganization and Redomiciliation, each Fund

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was reorganized and redomiciled, by means of a tax-free reorganization, as a separate series of JPMorgan Trust I. Each corresponding series of JPMorgan Trust I had no assets, liabilities or operations prior to the reorganization. The event had no impact on the net assets or results of operations of the Funds.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees (and during the current fiscal year bore different transfer agent fees) and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Fund's prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments - Municipal securities, corporate debt securities and debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Short-term investments maturing in less than 61 days are generally valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities - The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

As of August 31, 2005 California Tax Free Bond Fund, Intermediate Tax Free Bond Fund and New York Tax Free Bond Fund invested approximately 6.7%, 5.4% and 3.9% respectively of its total investments in illiquid securities.

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(CONTINUED)

C. Futures Contracts - The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade.

As of August 31, 2005, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D. Security Transactions and Investment Income - Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of when-issued securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds' policy to segregate assets with a current value at least equal to the amount of when-issued purchase commitments.

E. Allocation of Income and Expenses - In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes - Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G. Dividends and Distributions to Shareholders - Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than

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timing of recognition – "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) On Investments
California Tax Free Bond Fund	$1	$-	$(1)
Intermediate Tax Free Bond Fund	2,226	(2)	(2,224)
New Jersey Tax Free Bond Fund	2	(1)	(1)
New York Tax Free Bond Fund	1	-	(1)

The reclassifications for Intermediate Tax Free Bond Fund were due to the utilization of capital loss carryovers acquired from the merger.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee - Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Advisor") acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.30% of each Fund's respective average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund's investment in an affiliated money market fund to the extent required by law.

B. Administration Fee - Effective February 19, 2005, pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, began providing certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the money market funds; Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. ("JPMCB") served as the Funds' Administrator subject to the same fee agreements.

JPMCB and the Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS"), an indirect, wholly-owned subsidiary of JPMorgan, began serving as the Funds' Sub-administrator (the "Sub-administrator"). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Funds' Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

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(CONTINUED)

C. Distribution Fees - Effective February 19, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. The Distributor receives no compensation in its capacity as the Funds' underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Funds' exclusive underwriter. JPMFD received no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted a Distribution Plan (the "Distribution Plan") for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
California Tax Free Bond Fund	0.25%	n/a	0.75%
Intermediate Tax Free Bond Fund	0.25	0.75%	0.75
New Jersey Tax Free Bond Fund	0.25	0.75	0.75
New York Tax Free Bond Fund	0.25	0.75	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the period February 19, 2005 to August 31, 2005, the Distributor received the following amounts (amounts in thousands):

	12b-1	Front-end Sales Charge	CDSC
California Tax Free Bond Fund	$19	$6	$-
Intermediate Tax Free Bond Fund	110	173	23
New Jersey Tax Free Bond Fund	4	12	5
New York Tax Free Bond Fund	170	88	71

JPMFD and the Distributor waived Distribution Fees as outlined in Note 3.F.

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D. Shareholder Servicing Fees - Effective February 19, 2005, the Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides account administration and personal account maintenance services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
California Tax Free Bond Fund	0.25%	n/a	0.25%	0.25%	0.10%
Intermediate Tax Free Bond Fund	0.25	0.25%	0.25	0.25	0.10
New Jersey Tax Free Bond Fund	0.25	0.25	0.25	0.25	n/a
New York Tax Free Bond Fund	0.25	0.25	0.25	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the Funds' Shareholder Servicing Agent. JPMCB was subject to the fee rates disclosed in the previous table.

JPMCB and the Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees - JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

F. Waivers and Reimbursements - The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plans) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
California Tax Free Bond Fund	0.60%	n/a	1.10%	0.65%	0.50%
Intermediate Tax Free Bond Fund*	0.75	1.43%	1.43	0.59	0.50
New Jersey Tax Free Bond Fund	1.00	1.50	1.50	0.75	n/a
New York Tax Free Bond Fund	0.75	1.55	1.55	0.72	0.50

  *  Prior to February 19, 2005, the contractual expense limitation for Class B, Class C and Select Class were 1.50%, 1.50% and 0.66%, respectively.

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JPMorgan Funds

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STATEMENTS

(CONTINUED)

The contractual expense limitation agreements were in effect for the year ended August 31, 2005. The expense limitation percentages in the table above are due to expire December 31, 2006.

For the year ended August 31, 2005, the Funds' service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total	Contractual Reimbursements
California Tax Free Bond Fund	$73	$76	$82	$23	$254	$-
Intermediate Tax Free Bond Fund	-	481	914	2	1,397	18
New Jersey Tax Free Bond Fund	-	21	53	-	74	11
New York Tax Free Bond Fund	-	32	262	98	392	-

G. Other - Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party brokers/ dealers. For the year ended August 31, 2005, the Funds did not incur any brokerage commissions with brokers/ dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

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4. Class Specific Expenses

The Funds' class specific expenses for the year ended August 31, 2005 are as follows (amounts in thousands):

	Distribution		Shareholder Servicing		Transfer Agent*
CALIFORNIA TAX FREE BOND FUND
Class A	$38		$38		$11
Class C	-	(b)	-	(b)	-
Select Class	-		138		10
Institutional Class	-		52		8
	38		228		29
INTERMEDIATE TAX FREE BOND FUND
Class A	$81		$81		$13
Class B	46		15		-	(b)
Class C	9		3		9
Select Class	-		3,455		28
Institutional Class	-		334		14
	136		3,888		64
NEW JERSEY TAX FREE BOND FUND
Class A	$3		$3		$7
Class B	6		2		5
Class C	-	(b)	-	(b)	-
Select Class	-		156		7
	9		161		19
NEW YORK TAX FREE BOND FUND
Class A	$189		$189		$51
Class B	155		52		14
Class C	14		4		1
Select Class	-		1,003		14
Institutional Class	-		157		10
	358		1,405		90

  (b)  Amount is less than $1,000.

  *  Effective February 19, 2005, the Funds no longer bear class specific charges relating to Transfer Agent Fees. The amounts in the table above relate to the fees charged to each specific class prior to February 19, 2005.

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JPMorgan Funds

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STATEMENTS

(CONTINUED)

5. Investment Transactions

During the year ended August 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
California Tax Free Bond Fund	$46,601	$57,303
Intermediate Tax Free Bond Fund	466,684	542,826
New Jersey Tax Free Bond Fund	27,364	30,086
New York Tax Free Bond Fund	158,735	178,980

6. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2005, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California Tax Free Bond Fund	$113,927	$5,019	$(92)	$4,927
Intermediate Tax Free Bond Fund	1,926,619	93,428	(1,461)	91,967
New Jersey Tax Free Bond Fund	59,543	2,024	(186)	1,838
New York Tax Free Bond Fund	615,980	26,799	(874)	25,925

The tax character of distributions paid during the fiscal year ended August 31, 2005 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long term Capital gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
California Tax Free Bond Fund	$2,020	$-	$2,020	$4,166	$6,186
Intermediate Tax Free Bond Fund	271	5,007	5,278	65,735	71,013
New Jersey Tax Free Bond Fund	361	702	1,063	1,973	3,036
New York Tax Free Bond Fund	1,235	9,041	10,276	21,094	31,370

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STATEMENTS

The tax character of distributions paid during the fiscal year ended August 31, 2004 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Net Long Term Capital Gains	Tax Exempt Distributions	Total Distributions Paid
California Tax Free Bond Fund	$449	$2,676	$4,857	$7,982
Intermediate Tax Free Bond Fund	2,894	8,600	58,037	69,531
New Jersey Tax Free Bond Fund	87	2,242	2,143	4,472
New York Tax Free Bond Fund	626	10,182	24,258	35,066

At August 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax-exempt Income	Current Distributable Long-term Capital Gain or Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
California Tax Free Bond Fund	$80	$237	$39	$4,927
Intermediate Tax Free Bond Fund	537	4,999	6,382	91,967
New Jersey Tax Free Bond Fund	147	151	301	1,838
New York Tax Free Bond Fund	-	1,278	476	25,925

For California Tax Free Bond Fund, New Jersey Tax Free Bond Fund and New York Tax Free Bond Fund, the differences between book and tax basis of entire components on net assets is primarily attributed to mark to market on open futures, dividend payables and deferred compensation. For Intermediate Tax Free Bond Fund, the differences between book and tax basis unrealized appreciation/depreciation is primarily attributed to dividends payable and deferred compensation.

During the year ended August 31, 2005, Intermediate Tax Free Bond Fund utilized capital loss carryovers of $2,225 (in thousands).

7. Borrowings

Effective February 19, 2005, the Funds began relying upon an exemptive order ("Order") permitting the establishment and operation of an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (formerly One Group Mutual Funds) and may be relied upon by the Funds because they are investment companies in the same "group of investment companies"

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(CONTINUED)

(as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing.

Prior to February 18, 2005, the Funds were allowed to borrow money for temporary or emergency purposes, pursuant to a Line of Credit dated April 17, 2003. This agreement enabled the Funds to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and a syndicate of banks, which permitted borrowings up to $250 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement was terminated as of February 18, 2005.

As of August 31, 2005, the funds had no outstanding borrowings from another fund or from the unsecured uncommitted credit facility.

8. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. California Tax Free Bond Fund, New Jersey Tax Free Bond Fund and New York Tax Free Bond Fund primarily invest in issuers in the States of California, New Jersey and New York respectively. The issuer's abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

A Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

9. Legal Matters

On July 1, 2004, Bank One Corporation, the former corporate parent of One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation ("BOIA"), the investment adviser to the former One Group Mutual Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, One Group Dealer Services, One Group Administrative Services and BOIA (renamed JPMorgan Investment Advisors Inc. effective February 19, 2005) became affiliates of both JPMIM and JPMCB. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) ("JPMDS") and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and

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STATEMENTS

administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five-year period which commenced September 2004. In addition, BOIA has agreed to undertakings relating to and has commenced implementation of, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Trust(s) and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Trust(s) and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. These matters are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made.

Any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund or that was acquired by a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that the Fund or its successor incurs no expenses as it relates to the matters described above. A portion of these reimbursements may be from related parties.

10. Business Combinations

On August 19, 2004, the Board of Trustees of the Trusts then existing, and on August 12, 2004, the Board of Trustees of the One Group Mutual Funds, each approved management's proposal to merge One Group Intermediate Tax Free Bond Fund (the "Target Fund") into JPMorgan Intermediate Tax Free Income Fund (the "Acquiring Fund").

The Agreement and Plan of Reorganization with respect to the One Group Intermediate Tax Free Bond Fund was approved by that Fund's shareholders at a special meeting of shareholders held on January 20, 2005 and adjourned and reconvened on February 3, 2005.

The merger was effective after the close of business February 18, 2005. The Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the corresponding Acquiring Fund with a value equal to their holdings in the Target Fund as of the close of business on date of the reorganization.

79

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
TARGET FUND
One Group Intermediate Tax Free Bond Fund				$33,745
Class A	5,508	$61,712	$11.20
Class B	1,088	$12,225	$11.23
Class I	48,378	$542,269	$11.21
ACQUIRING FUND
JPMorgan Intermediate Tax Free Income Fund				$70,092
Class A	231	$2,544	$11.00
Class B	3	$36	$10.85
Class C	103	$1,122	$10.84
Select	97,711	$1,062,625	$10.88
Institutional	35,334	$384,142	$10.87
POST REORGANIZATION
JPMorgan Intermediate Tax Free Income Fund				$103,837
Class A	5,840	$64,256	$11.00
Class B	1,130	$12,261	$10.85
Class C	103	$1,122	$10.84
Select	147,556	$1,604,894	$10.88
Institutional	35,334	$384,142	$10.87

11. Transfers-In-Kind

For the period ended August 31, 2004, certain shareholders of the Intermediate Tax Free Bond Fund purchased Institutional Class shares and the Fund received portfolio securities primarily by means of a subscription in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred on the dates and at the market values listed below (amounts in thousands):

	Date	Market Value	Type
FUND
Intermediate Tax Free Bond Fund	11/12/03	$512	Subscription in-kind

80

JPMorgan Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of JPMorgan Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of, JPMorgan California Tax Free Bond Fund, JPMorgan Intermediate Tax Free Bond Fund, JPMorgan New Jersey Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund (hereafter collectively referred to as the "Funds") at August 31, 2005, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 25, 2005

81

JPMorgan Funds

TRUSTEES

(Unaudited)

Name (Year of Birth); Positions With the Trusts (Since)	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	114		None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern Sales Bankcard (1971-1988).	114		Director, Janel Hydro, Inc. (automotive) (1993-present).

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	113	*	Director, Cardinal Health, Inc (CAH) (1994-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	114		Trustee of Bronx-Lebanon Hospital Center (1992-present); Director of New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director of Lincoln Center Institute for the Arts in Education (1999-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	114		Director of Providian Financial Corp. (banking) (2002-present).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	113	*	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	113	*	Director, Mather LifeWays (1994-present); Director, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985- 2001).	114		Director of Radio Shack Corporation (electronics) (1987-present); Director of The National Football Foundation and College Hall of Fame (1994-present); Trustee of the Berklee College of Music (1998-present); Trustee of the Stratton Mountain School (2001-present).

82

ANNUAL REPORT AUGUST 31

2005

TRUSTEES (CONTINUED)

(Unaudited)

Name (Year of Birth); Positions With the Trusts (Since)	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	113	*	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer of Lumelite Corporation (1985-2002).	114		Trustee of Morgan Stanley Funds (209 portfolios) (1995-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1990.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002-present); Investment Officer, Wabash College (2004-present); self-employed consultant (January 2000-present); Director of Investments, Eli Lilly and Company (1988-1999).	113	*	Director, AMS Group (2001-present); Director, Wabash College (1988-present); Trustee, Seabury-Western Theological Seminary (1993-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	114		None.

Interested Trustee

Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998).	114		None.

  (1)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves includes nine registered investment companies (114 funds) as of August 31, 2005.

  *  This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (114 funds) as of August 31, 2005.

  **  Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

83

JPMorgan Funds

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)	Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President (2005)*	Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2005)	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005;Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc).

Ellen W. O'Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O'Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

84

ANNUAL REPORT AUGUST 31

2005

OFFICERS (CONTINUED)

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Christopher D. Walsh (1965), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc. Mr. Walsh has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

  *  The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

  **  The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

85

JPMorgan Funds

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

August 31, 2005

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2005, and continued to hold your shares at the end of the reporting period, August 31, 2005.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

86

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

August 31, 2005

(Unaudited)

	Beginning Account Value, March 1, 2005	Ending Account Value, August 31, 2005	Expenses Paid During Period	Annualized Expense Ratio
CALIFORNIA TAX FREE BOND FUND
Class A
Actual	$1,000.00	$1,016.50	$3.05	0.60%
Hypothetical	$1,000.00	$1,022.18	$3.06	0.60%
Class C
Actual	$1,000.00	$1,010.70	$5.52	1.09%
Hypothetical	$1,000.00	$1,019.71	$5.55	1.09%
Select Class
Actual	$1,000.00	$1,015.60	$3.30	0.65%
Hypothetical	$1,000.00	$1,021.93	$3.31	0.65%
Institutional Class
Actual	$1,000.00	$1,017.30	$2.54	0.50%
Hypothetical	$1,000.00	$1,022.68	$2.55	0.50%
INTERMEDIATE TAX FREE BOND FUND
Class A
Actual	$1,000.00	$1,016.50	$3.81	0.75%
Hypothetical	$1,000.00	$1,021.42	$3.82	0.75%
Class B
Actual	$1,000.00	$1,013.30	$7.26	1.43%
Hypothetical	$1,000.00	$1,018.00	$7.27	1.43%
Class C
Actual	$1,000.00	$1,012.80	$7.25	1.43%
Hypothetical	$1,000.00	$1,018.00	$7.27	1.43%
Select Class
Actual	$1,000.00	$1,017.70	$3.00	0.59%
Hypothetical	$1,000.00	$1,022.23	$3.00	0.59%
Institutional Class
Actual	$1,000.00	$1,018.10	$2.54	0.50%
Hypothetical	$1,000.00	$1,022.68	$2.55	0.50%

87

JPMorgan Funds

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

August 31, 2005

(Unaudited)

	Beginning Account Value, March 1, 2005	Ending Account Value, August 31, 2005	Expenses Paid During Period	Annualized Expense Ratio
NEW JERSEY TAX FREE BOND FUND
Class A
Actual	$1,000.00	$1,013.80	$5.08	1.00%
Hypothetical	$1,000.00	$1,020.16	$5.09	1.00%
Class B
Actual	$1,000.00	$1,012.40	$7.61	1.50%
Hypothetical	$1,000.00	$1,017.64	$7.63	1.50%
Class C
Actual	$1,000.00	$1,011.50	$7.61	1.50%
Hypothetical	$1,000.00	$1,017.64	$7.63	1.50%
Select Class
Actual	$1,000.00	$1,015.20	$3.81	0.75%
Hypothetical	$1,000.00	$1,021.42	$3.82	0.75%
NEW YORK TAX FREE BOND FUND
Class A
Actual	$1,000.00	$1,015.00	$3.81	0.75%
Hypothetical	$1,000.00	$1,021.42	$3.82	0.75%
Class B
Actual	$1,000.00	$1,011.50	$7.35	1.45%
Hypothetical	$1,000.00	$1,017.90	$7.37	1.45%
Class C
Actual	$1,000.00	$1,010.60	$7.35	1.45%
Hypothetical	$1,000.00	$1,017.90	$7.37	1.45%
Select Class
Actual	$1,000.00	$1,014.00	$3.55	0.70%
Hypothetical	$1,000.00	$1,021.68	$3.57	0.70%
Institutional Class
Actual	$1,000.00	$1,016.40	$2.54	0.50%
Hypothetical	$1,000.00	$1,022.68	$2.55	0.50%

88

ANNUAL REPORT AUGUST 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees, at meetings held in person in July and August 2005, considered the continuation of the investment advisory agreement for the Funds whose annual report is contained herein (each an "Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Funds' management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds' performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. In addition, with respect to all Funds, except the money market Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Adviser, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the

89

JPMorgan Funds

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Funds by investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Funds and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF") an affiliate of the Adviser was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, the benefits to the Funds of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds but that certain non-affiliated subadvisers continued to benefit from such soft dollar arrangements.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. ("JPMDS") affiliates of the Adviser are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered

90

ANNUAL REPORT AUGUST 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds' distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Funds does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market fund assets or non-money market fund assets, as applicable, advised by the Adviser, and that the Funds were benefiting from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund's Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intermediate Tax Free Bond Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer's report as noted in the Investment Performance section of this report.

Independent Written Evaluation of the Fund's Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds' Chief Compliance Officer for the California Tax Free Bond Fund, New Jersey Tax Free Bond Fund, and New York Tax Free Bond Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreement. The Trustees considered the evaluation as noted in the Investment Performance section of this report.

Fees Relative to Adviser's Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Adviser's other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, five-year and ten-year periods, as applicable. The Trustees also considered

91

JPMorgan Funds

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

each Fund's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Fund's Peer Group and Universe Group. As part of this review, the Trustees also reviewed each Fund's performance against its benchmark and considered the performance information provided for each of the Funds at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's investment performance is summarized below:

The Trustees recognized that although the one-year performance of the California Tax Free Bond Fund lagged that of its Universe Group, the Fund's three and five year performance had been within a reasonable range of the median of its Universe Group. The Trustees concluded after review and discussion that the change in performance did not result from investment management issues that required action. However, the Trustees accepted the Fund's Chief Compliance Officer's recommendation that the Board's Fixed Income Investment Sub-Committee would review the Fund's performance at each quarterly board meeting until improved performance is demonstrated over a period of time.

The Trustees noted that the one-year performance of the Intermediate Tax Free Bond Fund lagged that of its Universe Group, the Fund's three year performance had been within a reasonable range of the median of its Universe Group and that the five year performance had been better than the median of its Universe Group. The Trustees and the Senior Officer noted the Adviser's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

The Trustees recognized that although the one-year performance of the New Jersey Tax Free Bond Fund lagged that of its Universe Group, the Fund's three and five year performance had been better than or within a reasonable range of the median of its Universe Group. The Trustees concluded after review and discussion that the change in performance did not result from investment management issues that required action. However, the Trustees accepted the Fund's Chief Compliance Officer's recommendation that the Board's Fixed Income Investment Sub-Committee would review the Fund's performance at each quarterly board meeting until improved performance is demonstrated over a period of time.

The Trustees recognized that although the one-year performance of the New York Tax Free Bond Fund lagged that of its Universe Group, the Fund's three and five year performance had been better than or within a reasonable range of the median of its Universe Group. The Trustees concluded after review and discussion that the change in performance did not result from investment management issues that required action. However, the Trustees accepted the Fund's Chief Compliance Officer's recommendation that the Board's Fixed Income Investment Sub-Committee would review the Fund's performance at each quarterly board meeting until improved performance is demonstrated over a period of time.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser by comparing that rate to the information prepared by Lipper concerning

92

ANNUAL REPORT AUGUST 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Funds' management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's advisory fees and expense ratios is summarized below:

The Trustees noted that the California Tax Free Bond Fund's contractual advisory fee was in the first quintile of Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Intermediate Tax Free Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the second quintile of the Universe Group and concluded that the advisory fee rate was reasonable.

The Trustees noted that the New Jersey Tax Free Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee rate was reasonable.

The Trustees noted that the New York Tax Free Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the second quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

93

JPMorgan Funds

TAX LETTER

(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended August 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended August 31, 2005:

Exempt Distributions Paid
California Tax Free Bond Fund	98.11%
Intermediate Tax Free Bond Fund	99.59
New Jersey Tax Free Bond Fund	100.00
New York Tax Free Bond Fund	99.99

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended August 31, 2005 (amounts in thousands):

Intermediate Tax Free Bond Fund	$5,007
New Jersey Tax Free Bond Fund	702
New York Tax Free Bond Fund	9,041

94

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc, which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Service Center at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PRSRT STD

U.S. POSTAGE

PAID

PERMIT 2891

KANSAS CITY, MO

AN-TF-805

JPMorgan Funds Fulfillment Center
6112 W. 73rd Street
Bedford Park, IL 60638

© J.P. Morgan Chase & Co., 2005 All rights reserved. October 2005.

ANNUAL REPORT AUGUST 31, 2005

JPMorgan Funds

Money

Market

Funds

JPMorgan Prime Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan California Municipal Money Market Fund

JPMorgan New York Municipal Money Market Fund

CONTENTS

President's Letter	1

Fund Facts:

Prime Money Market Fund	3

Federal Money Market Fund	4

100% U.S. Treasury Securities Money Market Fund	5

Tax Free Money Market Fund	6

California Municipal Money Market Fund	7

New York Municipal Money Market Fund	8

Schedules of Portfolio Investments	9

Financial Statements	122

Financial Highlights	141

Notes to Financial Statements	163

Report of Independent Registered Public Accounting Firm	181

Trustees	182

Officers	185

Schedule of Shareholder Expenses	187

Board Approval of Investment Advisory Agreements	191

Tax Letter	195

HIGHLIGHTS

•  U.S. economic growth continued to show resiliency

•  Investors feared escalating energy prices might constrain overall economic growth

•  Continued strong productivity, corporate profits, and employment figures

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Money Market Funds

President's Letter  September 15, 2005

To Our Shareholders:

We are pleased to present the annual report for certain of the JPMorgan Money Market Funds for the one-year period ended August 31, 2005. Inside you'll find in-depth information on some of our money market funds.

With deflationary fears firmly in the rear-view mirror, the economy pushed forward. U.S. employment figures maintained a healthy overall pace, with unemployment ending the period at 4.9%. U.S. economic growth continued to show resiliency, with 4.4% GDP growth for calendar 2004 and 3.3% for the second quarter of 2005. Inflation showed modest gains, increasing 3.6% for the one-year period ended August 31, 2005.

The Fed continued a steady rate increase

The Federal Reserve continued its tightening campaign, lifting the target fed funds rate to 3.50% by the end of August. There has been considerable public debate about why long-term rates have remained so low. Probable causes include a high rate of global savings, pension funds rebalancing their assets and liabilities, and the carry trade. While speculation mounted late in the period as to whether the Fed might slow its tightening campaign as a result of Hurricane Katrina, predictions of a fed funds rate rise to 4% by year-end remained intact.

The U.S. equity market picked up momentum in the spring on growing investor optimism about the economy, with only a slight decline by late August as investors feared escalating energy prices might constrain overall economic growth for the balance of 2005. The housing market continued to be fueled by low interest rates and rising incomes. But oil prices peaked at $65 per barrel by the end of the period and the full effects of Hurricane Katrina had yet to be realized.

Outlook

We expect stronger U.S. and global growth for the remainder of 2005, along with the consequent risk of an upsurge in inflation. We are concerned that high energy prices simultaneously will cause inflation to accelerate and growth to slow. It also is possible that economic growth could slow on its own, allowing inflation to remain in the Fed's comfort zone. Combating this outcome, however, are continued strong productivity, strong corporate profits, employment growth leading to gains in real aggregate compensation, and strong consumer confidence led by increases in net worth. Any potential drag on the economy, such as higher energy prices or the trade deficit, may have less impact than in past cycles.

We look for the Fed to continue raising rates at a measured pace while focusing on inflation, with expectations of the Fed ending its tightening cycle at approximately 4% to 4.25% by early 2006. Yet, if interest rates stabilize and core inflation remains under control, the stage could be set for a meaningful market recovery.

On behalf of all of us at JPMorgan Asset Management, thank you for the continued confidence and trust that you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JPMorgan Prime Money Market Fund

As of August 31, 2005

Fund Facts
Objective	Highest possible level of current income while still maintaining liquidity and preserving capital
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Capital, Cash Management, Institutional, Reserve, Class B and Class C Shares
Net Assets	$74.4 Billion
Average Maturity	44 days
S&P rating*	AAAm
Moody's rating*	Aaa
NAIC rating*	Class 1

* This rating is historical and is based upon the Fund's credit quality, market price exposure and management.

The S&P and Moody's ratings are historical and signify that the Fund's safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share.

The National Association of Insurance Commissioners' (NAIC's) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

Maturity Schedule
1 day	32.6%
2-7 days	6.5%
8-30 days	26.8%
31-60 days	12.1%
61-90 days	9.1%
91-180 days	6.3%
181+ days	6.6%
7-Day SEC Yield[1]
Morgan Shares	3.16%
Premier Shares	3.22%
Agency Shares	3.42%
Class B Shares	2.68%
Class C Shares	2.68%
Institutional Shares	3.48%
Reserve Shares	2.96%
Cash Management Shares	2.69%
Capital Shares	3.52%

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 ( retail investors) and 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1 The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares,
Class C Shares, Institutional Shares, Reserve Shares, Cash Management Shares and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.14%, 3.19%, 3.35%, 2.47%, 2.47%, 3.40%, 2.93%, 2.67% and 3.45% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Cash Management Shares and Capital Shares respectively.

A list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

(Unaudited)

JPMorgan Federal Money Market Fund

As of August 31, 2005

Fund Facts
Objective	Current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional, and Reserve Shares
Net Assets	$3.7 Billion
Average Maturity	33 days
S&P rating*	AAAm
Moody's rating*	Aaa
NAIC rating*	Approved

* This rating is historical and is based upon the Fund's credit quality, market price exposure and management.

The S&P and Moody's ratings are historical and signify that the Fund's safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share.

The National Association of Insurance Commissioners' (NAIC's) "approved" status indicates that the Fund meets certain pricing and quality guidelines.

Maturity Schedule
1 day	29.9%
2-7 days	5.6%
8-30 days	34.6%
31-60 days	5.6%
61-90 days	19.4%
91-180 days	4.9%
181+ days	0.0%
7-Day SEC Yield[1]
Morgan Shares	2.97%
Premier Shares	3.11%
Agency Shares	3.31%
Institutional Shares	3.37%
Reserve Shares	2.85%

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 ( retail investors) and 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1 The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.93%, 3.08%, 3.24%, 3.29% and 2.82% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

(Unaudited)

JPMorgan 100% U.S. Treasury Securities Money Market Fund

As of August 31, 2005

Fund Facts
Objective	Highest possible level of current income while still maintaining liquidity and providing maximum safety of principal capital preservation
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional, Reserve and Capital Shares
Net Assets	$6.8 Billion
Average Maturity	40 days
S&P rating*	AAAm-G
Moody's rating*	Aaa
NAIC rating*	Approved

* This rating is historical and is based upon the Fund's credit quality, market price exposure and management.

The S&P and Moody's ratings are historical and signify that the Fund's safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The 'G' designation in the S&P rating means meaning that the Fund's portfolio consists primarily of U.S. Government securities.

The National Association of Insurance Commissioners' (NAIC's) "approved" status indicates that the Fund meets certain pricing and quality guidelines.

Maturity Schedule
1 day	7.5%
2-7 days	0.0%
8-30 days	42.9%
31-60 days	19.7%
61-90 days	22.3%
91-180 days	7.6%
181+ days	0.0%
7-Day SEC Yield[1]
Morgan Shares	2.69%
Premier Shares	2.90%
Agency Shares	3.05%
Institutional Shares	3.09%
Reserve Shares	2.60%
Capital Shares	3.15%

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 ( retail investors) and 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1 The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.65%, 2.81%, 2.96%, 3.01%, 2.55% and 3.06% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, and Capital Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

(Unaudited)

JPMorgan Tax Free Money Market Fund

As of August 31, 2005

Fund Facts
Objective	Highest possible level of current income excluded from gross income while preserving capital and maintaining liquidity*
Primary Investments	Short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional and Reserve Shares
Net Assets	$15.1 Billion
Average Maturity	28 days
S&P rating**	AAAm
Moody's rating**	Aaa
NAIC rating**	Class 1

* A portion of the Fund's income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

** This rating is historical and is based upon the Fund's credit quality, market price exposure and management.

The S&P and Moody's ratings are historical and signify that the Fund's safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share.

The National Association of Insurance Commissioners' (NAIC's) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

Maturity Schedule
1 day	6.4%
2-7 days	78.8%
8-30 days	1.1%
31-60 days	4.2%
61-90 days	2.5%
91-180 days	1.6%
181+ days	5.4%
7-Day SEC Yield[1]
Morgan Shares	1.92%
Premier Shares	2.06%
Agency Shares	2.25%
Institutional Shares	2.32%
Reserve Shares	1.81%

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 ( retail investors) and 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1 The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 1.88%, 2.03%, 2.18%, 2.24% and 1.78% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

(Unaudited)

JPMorgan California Municipal Money Market Fund

As of August 31, 2005

Fund Facts
Objective	Highest possible level of current income exempt from federal and California personal income taxes, while preserving capital and maintaining liquidity*
Primary Investments	California short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan Shares
Net Assets	$217.2 Million
Average Maturity	22 days
S&P rating	Not Rated
Moody's rating	Not Rated
NAIC rating	Not Rated

* A portion of the Fund's income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

Maturity Schedule
1 day	7.8%
2-7 days	71.0%
8-30 days	3.2%
31-60 days	9.5%
61-90 days	4.8%
91-180 days	0.9%
181+days	2.8%
7-Day SEC Yield[1]
Morgan Shares	1.96%

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 ( retail investors) and 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1 The yield for Morgan Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yield would have been 1.86%.

A list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

(Unaudited)

JPMorgan New York Municipal Money Market Fund

As of August 31, 2005

Fund Facts
Objective	Highest possible level of current income excluded from gross income and exempt from New York State and New York City personal income taxes, while preserving capital and maintaining liquidity*
Primary Investments	New York short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan and Reserve Shares
Net Assets	$1.6 Billion
Average Maturity	21 days
S&P rating	Not Rated
Moody's rating	Not Rated
NAIC rating	Not Rated

* A portion of the Fund's income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

Maturity Schedule
1 day	3.4%
2-7 days	83.4%
8-30 days	0.5%
31-60 days	4.0%
61-90 days	3.5%
91-180 days	0.8%
181+ days	4.4%
7-Day SEC Yield[1]
Morgan Shares	1.91%
Reserve Shares	1.80%

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 ( retail investors) and 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1 The yields for Morgan Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 1.87% for Morgan Shares and 1.77% for Reserve Shares.

A list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

(Unaudited)

JPMorgan Prime
Money Market Fund

Schedule of Portfolio Investments

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Asset Backed Securities - 1.0%
$100,000	Newcastle CDO Ltd. (Cayman Islands), Series 3A, Class 1MM, FRN, 3.72%, 09/24/05, (e) (i)	$100,000
120,000	Premium Asset Trust, FRN, 3.68%, 09/01/05 (e) (i)	120,000
50,000	Structured Asset Repackaged Trust, FRN, 3.55%, 09/15/05 (e) (i)	50,000
48,187	TIAA Retail Commercial Trust (Cayman Islands), Series 1A, Class A1MM, FRN, 3.75%, 09/29/05 (e) (i)	48,187
85,000	Wachovia Asset Securitization, Inc., Series 2005-HM1A, Class AMM, FRN, 3.68%, 09/25/05 (e) (i)	85,000
100,000	Whitehawk CDO Funding Ltd. (Cayman Islands), Series 2004-1A, Class AMMD, FRN, 3.49%, 09/15/05 (e) (i)	100,000
	Wind Master Trust Notes,
99,000	Series 2005-12A, Class A1, FRN, 3.69%,
	09/25/05 (e) (i)	99,000
128,169	Series 2005-13A, Class A1, FRN, 3.69%,
	09/26/05 (e) (i)	128,169
	Total Asset Backed Securities (Cost $730,356)	730,356
	Corporate Bonds - 27.2%
	Banks - 12.0%
100,000	Australia & New Zealand Banking Group Ltd., (Australia) FRN, 3.65%, 09/23/05 (e)	100,000
700,000	Bank of America N.A., FRN, 3.61%, 09/01/05	700,000
600,000	Bayerische Landesbank (Germany), FRN, 3.71%, 09/24/05	600,000
525,000	Canadian Imperial Bank of Commerce (Canada), FRN, 3.68%, 09/15/05 (f)	525,000
275,000	Credit Suisse First Boston, FRN, 3.63%, 09/20/05	275,002
	Deutsche Bank AG,
150,000	FRN, 3.60%, 01/18/06	150,000
485,000	FRN, 3.61%, 09/01/05	485,000
200,000	Fifth Third Bancorp, FRN, 3.63%, 09/23/05 (e)	200,000
	HBOS Treasury Services plc (United Kingdom),
300,000	FRN, 3.56%, 09/24/05 (e)	300,000
570,000	FRN, 3.58%, 09/02/05 (e)	570,000
805,000	FRN, 3.92%, 11/20/05 (e)	805,000
70,000	HSBC Bank USA N.A., FRN, 3.73%, 11/04/05	70,023
200,000	Nordea Bank Finland plc (Finland), FRN, 3.63%, 09/09/05	199,969
	Royal Bank of Canada,
350,000	3.81%, 05/02/06	349,943

See notes to financial statements.

JPMorgan Prime Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Corporate Bonds - Continued
	Banks - Continued
$100,000	4.22%, 08/30/06	$99,986
200,000	FRN, 3.62%, 09/01/05	199,992
	Royal Bank of Scotland plc,
200,000	3.95%, 08/04/06	200,009
50,000	3.98%, 08/11/06	49,999
300,000	FRN, 3.56%, 09/05/05	299,956
170,000	FRN, 3.56%, 09/07/05	169,945
150,000	FRN, 3.63%, 09/30/05	149,970
	Royal Bank of Scotland plc (United Kingdom),
250,000	FRN, 3.63%, 09/23/05 (e)	250,000
220,000	Suntrust Bank, FRN, 3.36%, 09/06/05	220,000
	Wells Fargo & Co.,
16,000	3.76%, 03/29/06	16,000
271,000	FRN, 3.54%, 09/03/05	271,000
175,000	FRN, 3.62%, 09/02/05	175,000
769,980	FRN, 3.69%, 09/14/05	769,980
575,600	Wells Fargo Bank N.A., FRN, 3.56%, 09/15/05	575,600
160,000	Westpac Banking Corp., FRN, 3.45%, 09/11/05	160,000
		8,937,374
	Capital Markets - 1.2%
235,000	Goldman Sachs Group, Inc., 3.56%, 12/12/05 (f) (i)	235,000
250,000	Lehman Brothers Holdings, Inc., Series 1, FRN, 3.69%, 09/22/05	250,000
345,000	Merrill Lynch & Co., Inc., FRN, 3.62%, 09/04/05	345,000
80,000	Travelers Group, Inc., 3.52%, 09/08/05 (f)	80,000
		910,000
	Diversified Financial Services - 13.5%
	Beta Finance, Inc.,
250,000	FRN, 3.59%, 09/15/05 (e) (f)	250,016
200,000	FRN, 3.62%, 09/01/05 (e)	199,987
90,000	FRN, 3.62%, 09/08/05 (e) (f)	89,993
59,000	FRN, 3.62%, 09/19/05 (e)	58,995
500,000	FRN, 3.63%, 09/01/05 (e)	499,969
40,000	FRN, 3.63%, 09/20/05 (e)	40,002
	CC USA, Inc.,
88,000	FRN, 3.62%, 09/01/05 (e)	87,995
200,000	FRN, 3.62%, 09/09/05 (e)	199,985
85,000	FRN, 3.62%, 09/13/05 (e)	84,997
100,000	FRN, 3.62%, 10/05/05 (e)	99,992
100,000	FRN, 3.62%, 10/25/05 (e)	99,991
100,000	FRN, 3.63%, 09/01/05 (e)	99,994
62,000	FRN, 0.00%, 10/15/05 (e) (m)	61,994
	Citigroup Global Markets Holdings, Inc.,
5,000	FRN, 3.41%, 09/12/05	5,001

See notes to financial statements.

JPMorgan Prime Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Corporate Bonds - Continued
	Diversified Financial Services - Continued
$80,000	FRN, 3.66%, 10/25/05	$80,115
75,000	Credit Suisse First Boston, FRN, 3.56%, 10/06/05	75,028
	Dorada Finance, Inc.,
350,000	FRN, 3.61%, 09/01/05 (e)	349,985
200,000	FRN, 3.62%, 09/13/05 (e)	199,992
100,000	Five Finance, Inc., FRN, 3.63%, 10/15/05 (e)	99,994
50,000	GE Capital Assurance Co., 3.95%, 11/18/05 (f)	50,000
	General Electric Capital Corp.,
350,000	FRN, 3.60%, 09/07/05	350,000
468,000	FRN, 3.71%, 09/09/05	468,000
400,000	FRN, 3.73%, 09/17/05	400,000
	K2 (USA) LLC,
150,000	4.00%, 08/11/06 (e)	150,000
150,000	FRN, 3.60%, 09/10/05 (e)	150,000
50,000	FRN, 3.60%, 09/15/05 (e)	50,000
60,000	FRN, 3.62%, 09/23/05 (e)	59,998
100,000	FRN, 3.62%, 09/26/05 (e)	99,996
50,000	FRN, 3.62%, 09/27/05 (e)	49,998
80,300	FRN, 3.62%, 10/17/05 (e)	80,293
30,000	FRN, 3.62%, 11/29/05 (e) (f)	29,997
70,000	FRN, 3.62%, 11/30/05 (e) (f)	69,993
100,000	FRN, 3.63%, 09/01/05 (e)	99,994
48,300	FRN, 3.66%, 09/25/05 (e)	48,296
50,000	FRN, 4.61%, 09/30/05 (e)	49,996
	Links Finance LLC,
180,000	FRN, 3.61%, 10/26/05 (e)	179,998
60,000	FRN, 3.62%, 09/01/05 (e)	59,996
263,000	Money Market Trust, FRN, 3.70%, 09/15/05 (e) (i)	263,000
	Restructured Asset Securities with Enhanced Returns (RACERS),
185,000	FRN, 3.71%, 09/08/05 (e) (i)	185,000
320,000	FRN, 3.76%, 09/01/05 (e)	320,000
515,000	FRN, 3.82%, 09/15/05 (e) (i)	515,000
400,000	FRN, 3.91%, 11/21/05 (e) (i)	400,000
	Sigma Finance, Inc.,
150,000	3.83%, 04/28/06 (e)	150,000
300,000	3.84%, 04/24/06 (e)	300,000
240,000	FRN, 3.62%, 09/01/05 (e)	239,987
295,000	FRN, 3.62%, 09/19/05 (e)	295,000
100,000	FRN, 3.62%, 09/26/05 (e)	100,000
50,000	FRN, 3.62%, 11/03/05 (e)	50,000
150,000	FRN, 3.64%, 09/01/05 (e)	149,982
200,000	FRN, 3.66%, 09/25/05 (e)	199,987
760,000	Structured Production Asset, 3.69%, 10/20/05 (f)	760,000

See notes to financial statements.

JPMorgan Prime Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Corporate Bonds - Continued
	Diversified Financial Services - Continued
$375,000	Suntrust Bank, FRN, 3.38%, 09/12/05	$375,000
	Tango Finance Corp.,
60,000	FRN, 3.60%, 09/15/05 (e)	59,999
100,000	FRN, 3.63%, 09/01/05 (e)	99,997
50,000	FRN, 3.63%, 10/17/05 (e)	49,996
	Toyota Motor Credit Corp.,
235,000	FRN, 3.61%, 09/01/05 (e)	234,990
125,000	FRN, 3.61%, 09/06/05	125,000
		10,003,518
	Multiline Retail - 0.1%
90,000	Wal-Mart Stores, Inc., 3.78%, 06/01/06	91,220
	Personal Products - 0.4%
300,000	Proctor & Gamble Co., FRN, 3.39%, 09/09/05 (e) (i)	300,000
	Total Corporate Bonds (Cost $20,242,112)	20,242,112
	Funding Agreements - 1.1%
	Insurance - 1.1%
75,000	AIG Life Insurance Co., 3.66%, 11/03/05 (f)	75,000
200,000	Metropolitan Life Insurance Co., 3.53%, 09/15/05 (f)	200,000
	New York Life Insurance Co.,
200,000	3.44%, 09/01/05 (f)	200,000
200,000	3.74%, 10/27/05 (f)	200,000
	Transamerica Occidental Life Insurance Co.,
120,000	3.55%, 09/15/05 (f)	120,000
20,000	3.73%, 09/01/05 (f)	20,000
	Total Funding Agreements (Cost $815,000)	815,000
	Municipal Bonds - 0.1%
60,000	New York City, Taxable Sub Series A-10, GO, FSA, 3.53%, 09/05/05
	Total Municipal Bonds (Cost $60,000)	60,000
	U.S. Government Agency Securities - 2.9%
	Federal Home Loan Bank,
58,545	3.20%, 09/01/05	58,545
400,000	3.51%, 10/05/05	399,980
	Federal National Mortgage Association,
675,000	3.50%, 10/03/05	674,962
500,000	3.62%, 10/21/05	499,955
500,000	3.67%, 09/29/05	499,904
	Total U.S. Government Agency Securities (Cost $2,133,346)	2,133,346

See notes to financial statements.

JPMorgan Prime Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Certificates of Deposit - 20.2%
$700,000	Banco Bilbao Vizcaya, 3.75%, 11/16/05	$700,000
150,000	Bank of America N.A., 3.81%, 05/01/06	150,000
	Barclays Bank plc,
488,000	3.28%, 09/12/05	488,000
500,000	3.28%, 09/12/05	500,000
335,000	3.31%, 10/11/05	335,000
200,000	3.46%, 12/07/05	199,978
115,000	3.47%, 12/07/05	114,998
250,000	3.47%, 12/09/05	250,000
	BNP Paribas,
65,000	3.28%, 09/12/05	65,000
384,500	3.53%, 10/14/05	384,500
158,100	4.24%, 08/30/06	158,100
	Calyon,
420,000	3.41%, 03/21/06	420,000
272,000	3.41%, 03/21/06	272,000
250,000	4.24%, 08/30/06	250,000
	Citibank N.A.,
225,000	3.40%, 09/21/05	225,000
351,000	3.58%, 10/21/05	351,000
150,000	3.59%, 10/24/05	150,000
300,000	3.67%, 11/04/05	300,000
597,000	3.78%, 11/23/05	597,000
100,000	Depfa Bank plc (Ireland), 3.53%, 10/14/05	100,000
	Deutsche Bank AG,
417,000	3.56%, 09/20/05	417,000
400,000	3.75%, 11/16/05	399,999
442,800	3.83%, 04/21/06	442,800
29,100	Fortis Bank, 3.97%, 07/17/06	29,100
	HBOS Treasury Services plc,
600,000	3.28%, 09/07/05	600,000
250,000	3.82%, 05/01/06	250,000
500,000	HSBC Bank Plc, 3.76%, 11/21/05	500,006
400,000	Landesbank Hessen, 3.41%, 03/21/06	400,000
200,000	Natexis, 3.51%, 09/20/05	200,000
100,000	Nordea Bank Finland plc, 3.61%, 09/05/05	99,990
	Royal Bank of Scotland plc,
465,000	3.95%, 08/04/06	465,000
235,000	3.99%, 08/11/06	235,000
200,000	Skandinaviska Enskilda, 5.53%, 09/12/05	200,000
	Societe Generale,
250,000	3.28%, 09/12/05	250,000
126,000	3.47%, 12/09/05	126,002
200,000	3.48%, 12/12/05	199,986
500,000	3.53%, 09/20/05	500,000
105,000	4.00%, 07/19/06	104,953

See notes to financial statements.

JPMorgan Prime Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Certificates of Deposit - Continued
$228,600	Suntrust Bank, 3.33%, 10/07/05	$228,605
500,000	Svenska Handelsbanken, 3.54%, 09/23/05	500,000
750,000	UBS AG (Switzerland), 3.52%, 09/20/05	750,000
500,000	UBS AG, 3.54%, 09/23/05	500,000
	UniCredito Italiano SPA,
251,000	3.32%, 10/06/05	251,001
245,000	3.49%, 10/24/05	245,000
	Washington Mutual Bank,
40,000	3.50%, 09/26/05	40,000
250,000	3.50%, 10/07/05	250,000
500,000	3.54%, 09/20/05	500,000
350,000	3.58%, 10/19/05	350,000
	Total Certificates of Deposit (Cost $15,045,018)	15,045,018
	Commercial Paper - 23.8%
	Ajax Bambino Funding, Inc. (Cayman Islands),
40,500	3.43%, 09/21/05 (m)	40,424
10,000	3.53%, 09/06/05 (m)	9,995
201,111	Alliance & Leicester plc (United Kingdom), 3.58%, 10/21/05 (m)	200,120
167,000	Alpine, 3.52%, 09/12/05	166,821
41,000	Amsterdam Funding, 3.67%, 11/03/05	40,739
50,000	Aquinas Funding LLC, 3.61%, 12/19/05	49,462
	ASAP Funding,
65,681	3.56%, 09/21/05	65,551
	ASAP Funding (Cayman Islands),
115,000	3.54%, 09/13/05	114,865
150,158	3.72%, 11/01/05	149,219
	Atlantis One Funding,
150,000	3.54%, 10/14/05	149,371
200,000	3.58%, 12/19/05	197,868
12,934	3.60%, 12/28/05	12,784
	Bank of America N.A.,
474,000	3.97%, 02/15/06	465,425
100,000	3.99%, 02/22/06	98,110
160,000	Banque et Caisse d'Epargne de l'Etat (Luxembourg), 3.58%, 10/20/05	159,227
75,000	Nationwide Building Society (United Kingdom), 3.58%, 10/20/05	74,638
356,700	Barclays U.S. Funding Corp., 3.32%, 09/06/05	356,537
	Blue Spice LLC,
23,000	3.53%, 10/13/05	22,906
154,000	3.59%, 10/21/05	153,239

See notes to financial statements.

JPMorgan Prime Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Commercial Paper - Continued
$100,000	Cafco LLC, 3.51%, 09/22/05	$99,796
	Caisse Nationale des Caisses d'Epargne et de Prevo,
118,000	3.28%, 09/07/05	117,936
	Caisse Nationale des Caisses d'Epargne et de Prevo (France),
90,000	3.48%, 10/24/05	89,544
	Cancara Asset Securities LLC,
90,736	3.52%, 09/07/05	90,683
60,470	3.52%, 09/12/05	60,405
	Charta Corp.,
125,000	3.45%, 09/19/05	124,786
150,000	3.49%, 09/21/05	149,711
100,000	3.52%, 09/23/05	99,786
164,000	3.57%, 10/17/05	163,258
150,000	3.58%, 09/27/05	149,614
	CIT Group, Inc.,
37,000	3.31%, 10/07/05	36,879
50,000	3.51%, 09/26/05	49,879
30,039	3.57%, 10/17/05	29,903
43,000	3.63%, 10/04/05	42,858
71,500	3.80%, 11/23/05	70,880
	Citibank Credit Card Issuance Trust,
146,000	3.41%, 09/22/05	145,712
200,000	3.51%, 09/23/05	199,573
75,000	3.53%, 09/21/05	74,854
90,000	3.54%, 09/13/05	89,894
198,000	3.54%, 09/14/05	197,748
200,000	3.54%, 09/19/05	199,647
71,000	3.58%, 10/19/05	70,664
362,369	3.73%, 11/09/05	359,799
	Citigroup Global Markets Holdings, Inc.,
472,000	3.54%, 09/04/05	472,000
	Concord Minutemen Capital Co. LLC,
23,779	3.52%, 09/12/05 (e)	23,753
50,940	3.59%, 10/20/05 (e)	50,693
143,000	Corporate Receivables Corp., 3.58%, 10/17/05 (e)	142,351
99,500	Credit Suisse First Boston, 3.58%, 10/21/05	99,009
	Crown Point Capital Co.,
95,276	3.28%, 09/02/05	95,267
93,838	3.57%, 10/20/05 (e)	93,386
250,000	Descartes Funding Trust, 3.62%, 09/15/05	250,000
206,100	Deutsche Bank AG, 3.92%, 02/21/06	202,218
	DNB NOR Bank ASA,
369,000	4.00%, 02/27/06	361,808
	DNB NOR Bank ASA (Norway),
240,000	3.56%, 10/19/05	238,872

See notes to financial statements.

JPMorgan Prime Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Commercial Paper - Continued
	Edison Asset,
$225,000	3.47%, 09/22/05	$224,547
185,000	3.71%, 11/10/05	183,676
80,000	Eureka Securitization, Inc., 3.27%, 09/06/05	79,964
	FCAR Owner Trust,
10,000	3.28%, 09/02/05	9,999
33,000	3.30%, 09/06/05	32,985
156,000	3.53%, 09/12/05	155,832
327,400	3.53%, 09/13/05	327,016
78,000	3.53%, 09/19/05	77,863
175,000	3.67%, 11/02/05	173,903
	Galaxy Funding, Inc.,
70,000	3.28%, 09/01/05	70,000
135,000	3.49%, 10/07/05	134,533
74,350	3.59%, 10/20/05	73,990
	Gemini Securitization Corp.,
75,000	3.28%, 09/07/05	74,959
50,000	3.36%, 09/16/05	49,930
94,000	3.57%, 10/21/05	93,538
	General Electric Corp.,
199,000	3.49%, 09/28/05	198,484
358,607	3.59%, 09/29/05	357,611
	General Electric Capital Corp.,
295,450	3.10%, 11/02/05	293,908
304,100	3.58%, 12/19/05	300,859
325,000	3.99%, 03/01/06	318,611
	General Electric Capital Services, Inc.,
65,000	3.10%, 11/02/05	64,661
300,000	3.58%, 12/19/05	296,803
200,000	Goldman Sachs Group, Inc., 3.10%, 11/01/05	198,973
	Govco, Inc.,
22,800	3.52%, 10/11/05	22,712
45,000	3.52%, 10/12/05	44,821
134,000	3.57%, 10/18/05	133,381
	Grampian Funding LLC,
60,000	3.56%, 12/12/05	59,406
74,300	3.58%, 12/19/05	73,508
517,000	3.77%, 11/22/05	512,608
150,000	3.99%, 02/17/06	147,247
	Grampian Funding Ltd. (United Kingdom),
381,028	3.28%, 09/06/05	380,856
85,000	3.75%, 11/16/05	84,333
310,000	3.75%, 11/18/05	307,505
100,000	3.76%, 11/21/05	99,162
244,000	4.00%, 02/21/06	239,404

See notes to financial statements.

JPMorgan Prime Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Commercial Paper - Continued
$48,901	ING Corp., 3.51%, 09/12/05	$48,849
	Irish Life & Permanent plc,
72,000	3.28%, 09/08/05	71,954
	Irish Life & Permanent plc (Ireland),
94,000	3.55%, 10/17/05	93,577
	IXIS Corp.,
144,000	3.50%, 09/27/05	143,638
58,000	3.58%, 10/20/05	57,720
	Lake Constance Funding LLC,
115,000	3.28%, 09/01/05	115,000
18,650	3.68%, 11/01/05	18,535
	Lake Constance Funding LLC (United Kingdom),
40,000	3.28%, 09/02/05	39,996
194,000	Landesbank Hessen (Germany), 4.00%, 02/27/06	190,219
99,991	Leafs LLC, 3.66%, 09/22/05	99,990
36,500	Liberty Street Funding Corp., 3.53%, 09/16/05	36,446
100,000	Macquarie Bank, Ltd., 3.70%, 11/04/05	99,348
	Mane Funding Corp.,
32,000	3.44%, 09/27/05	31,921
182,212	3.45%, 09/26/05	181,780
28,391	3.77%, 11/18/05	28,162
60,000	Master Funding Corp., 3.51%, 09/15/05	59,919
83,227	Mont Blanc Capital Corp., 3.44%, 09/26/05	83,030
75,000	Newport, 3.50%, 09/26/05	74,819
160,000	Park Granada LLC, 3.68%, 11/01/05	159,010
	Picaros Funding LLC,
93,450	3.61%, 12/15/05	92,482
46,942	3.77%, 01/13/06	46,296
182,000	Ranger Funding, 3.55%, 09/20/05	181,660
	Santander Hipano Finance Delaware, Inc.,
315,700	3.55%, 10/11/05	314,464
400,000	3.60%, 12/28/05	395,359
69,600	4.00%, 02/17/06	68,319
	Scaldis Capital LLC,
23,976	3.52%, 09/07/05	23,962
	Scaldis Capital LLC (United Kingdom),
79,500	3.53%, 09/20/05	79,352
	Sheffield Receivables Corp.,
106,840	3.52%, 09/13/05	106,715
539,540	3.55%, 09/20/05	538,532
29,800	Sigma Finance, Inc., 3.60%, 12/05/05	29,521
	Silver Tower U.S. Funding LLC,
178,717	3.60%, 12/16/05	176,854
62,456	3.69%, 11/01/05	62,069
62,000	Skandinaviska Enskilda (Sweden), 3.54%, 09/19/05	61,891

See notes to financial statements.

JPMorgan Prime Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Commercial Paper - Continued
$100,000	St. George Bank Ltd. (Australia), 3.30%, 10/04/05	$99,701
76,778	Ticonderoga, 3.54%, 09/19/05	76,642
229,000	Tulip Funding Corp., Zero Coupon, 10/03/05 (f)	228,257
122,350	Westpac Banking Corp. (New Zealand), 3.53%, 10/11/05	121,874
225,000	Westpac Capital Corp., 3.54%, 10/14/05	224,058
	Total Commercial Paper (Cost $17,729,976)	17,729,976
	Repurchase Agreements - 19.0%
2,000,000	Bank of America N.A., 3.60%, dated 08/31/05, due 09/01/05, repurchase price $2,000,200, collateralized by U.S. Treasury Securities with a value of $2,040,000.	2,000,000
1,350,000	Barclays Capital, Inc., 3.61%, dated 08/31/05, due 09/01/05, repurchase price $1,350,135, collateralized by U.S. Government Agency Securities with a value of $1,381,571.	1,350,000
600,000	Bear Stearns & Co., 3.60%, dated 08/31/05, due 09/01/05, repurchase price $600,060, collateralized by U.S. Government Agency Securities with a value of $618,000.	600,000
450,000	Citigroup, Inc., 3.61%, dated 08/31/05, due 09/01/05, repurchase price $450,045, collateralized by corporate commercial paper with a value of $463,500.	450,000
20,317	Deutsche Bank AG, 3.55%, dated 08/31/05, due 09/01/05, repurchase price $20,319, collateralized by U.S. Government Agency Securities with a value of $20,723.	20,317
3,000,000	Deutsche Bank AG, 3.60%, dated 08/31/05, due 09/01/05, repurchase price $3,000,300, collateralized by U.S. Government Agency Securities with a value of $3,059,885.	3,000,000
450,000	Deutsche Bank AG, 3.62%, dated 08/31/05, due 09/01/05, repurchase price $450,045, collateralized by corporate collateralized mortgage obligations with a value of $463,500.	450,000
700,000	Goldman Sachs, Inc., 3.63%, dated 08/31/05, due 09/01/05, repurchase price $700,071, collateralized by corporate notes with a value of $715,075.	700,000

See notes to financial statements.

JPMorgan Prime Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Repurchase Agreements - Continued
$500,000	Greenwich Capital Corp., 3.60%, dated 08/31/05,
	due 09/01/05, repurchase price $500,050,
	collateralized by U.S. Government Agency
	Securities with a value of $514,645.	$500,000
300,000	Merrill Lynch & Co., 3.61%, dated 08/31/05, due 09/01/05, repurchase price $300,030, collateralized by corporate notes with a value of $309,001.	300,000
100,000	Merrill Lynch & Co., 3.62%, dated 08/31/05, due 09/01/05, repurchase price $100,010, collateralized by corporate notes with a value of $103,001.	100,000
100,000	Merrill Lynch & Co., 3.64%, dated 08/31/05, due 09/01/05, repurchase price $100,010, collateralized by corporate commercial paper with a value of $103,001.	100,000
2,000,000	Morgan Stanley, 3.60%, dated 08/31/05, due 09/01/05, repurchase price $2,000,200, collateralized by U.S. Government Agency Securities with a value of $2,040,000.	2,000,000
2,550,000	UBS Warburg, 3.60%, dated 08/31/05, due 09/01/05, repurchase price $2,550,255, collateralized by corporate collateralized mortgage obligations with a value of $2,626,504.	2,550,000
	Total Repurchase Agreements (Cost $14,120,317)	14,120,317
	Time Deposits - 5.0%
500,000	Fortis Bank, 3.57%, 09/01/05	500,000
374,193	National City, 3.60%, 09/01/05	374,193
300,000	Royal Bank, 3.59%, 09/01/05	300,000
693,334	Societe Generale, 3.57%, 09/01/05	693,334
1,156,828	US Bank, 3.60%, 09/01/05	1,156,828
700,000	Wells Fargo, 3.60%, 09/01/05	700,000
	Total Time Deposits (Cost $3,724,355)	3,724,355
	Total Investments - 100.3% (Cost $74,600,480)	$74,600,480
	Liabilities in excess of other assets - (0.3)%	(227,163)
	NET ASSETS - 100.0%	$74,373,317

See notes to financial statements.

JPMorgan Federal
Money Market Fund

Schedule of Portfolio Investments

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	U.S. Government Agency Securities - 100%
	Federal Farm Credit Bank - 25.2%
$50,000	3.47%, 09/14/05	$50,000
52,000	DN, 3.73%, 02/10/06 (m) (n)	51,146
150,000	FRN, 3.49%, 09/01/05	149,993
150,000	FRN, 3.50%, 09/01/05	149,997
200,000	FRN, 3.51%, 09/01/05	199,906
100,000	FRN, 3.53%, 09/01/05	99,993
100,000	FRN, 3.53%, 10/25/05	99,979
75,000	FRN, 3.54%, 09/01/05	75,000
70,000	FRN, 3.61%, 09/28/05	69,994
		946,008
	Federal Home Loan Bank - 72.1%
12,000	2.50%, 02/24/06	11,956
50,000	3.36%, 12/29/06	49,958
346,455	DN, 3.20%, 09/01/05 (n)	346,455
46,950	DN, 3.21%, 10/07/05 (n)	46,801
16,729	DN, 3.22%, 10/12/05 (n)	16,669
47,445	DN, 3.22%, 10/14/05 (n)	47,265
147,840	DN, 3.24%, 09/21/05 (n)	147,578
161,207	DN, 3.40%, 09/07/05 (n)	161,116
50,000	DN, 3.41%, 09/02/05 (n)	49,995
140,000	DN, 3.41%, 09/14/05 (n)	139,828
145,000	DN, 3.41%, 09/16/05 (n)	144,795
100,000	DN, 3.48%, 09/23/05 (n)	99,788
405,026	DN, 3.63%, 11/16/05 (n)	401,947
105,200	DN, 3.65%, 11/18/05 (n)	104,376
220,242	DN, 3.69%, 11/23/05 (n)	218,384
18,835	DN, 3.90%, 02/15/06 (n)	18,500
52,000	DN, 3.92%, 02/22/06 (n)	51,035
50,000	DN, 3.92%, 02/24/06 (n)	49,061
270,000	FRN, 3.25%, 09/08/05	269,997
200,000	FRN, 3.27%, 09/12/05	199,997
125,000	FRN, 3.27%, 09/13/05	124,944
		2,700,445
	Tennessee Valley Authority - 2.7%
100,000	3.48%, 10/06/05 (n)	99,663
	Total Investments - 100.0% (Cost $3,746,116)	$3,746,116
	Other assets in excess of liabilities - 0.0% (g)	230
	NET ASSETS - 100.0%	$3,746,346

See notes to financial statements.

JPMorgan 100% U.S. Treasury Securities Money Market Fund

Schedule of Portfolio Investments

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	U.S. Treasury Securities - 107.5%
	U.S. Treasury Bills - 105.3% (n)
$543,605	3.02%, 09/01/05 (m)	$543,605
782,430	3.02%, 09/08/05	781,974
870,509	3.12%, 09/15/05	869,459
975,000	3.12%, 09/22/05	973,236
350,000	3.16%, 09/29/05	349,146
326,326	3.17%, 10/06/05	325,328
415,000	3.19%, 10/13/05	413,469
499,990	3.25%, 10/20/05	497,800
200,000	3.39%, 10/27/05	198,955
459,309	3.42%, 11/03/05	456,583
397,698	3.48%, 11/10/05	395,031
500,000	3.48%, 11/17/05	496,310
273,622	3.48%, 11/25/05	271,392
500,000	3.50%, 12/01/05	495,611
50,000	3.65%, 01/12/06	49,335
10,000	3.65%, 01/19/06	9,860
		7,127,094
	U.S. Treasury Notes & Bonds - 2.2%
150,000	1.63%, 09/30/05	149,827
	Total Investments - 107.5% (Cost $7,276,921)	$7,276,921
	Liabilities in excess of other assets - (7.5)%	(505,684)
	NET ASSETS - 100.0%	$6,771,237

See notes to financial statements.

JPMorgan Tax Free
Money Market Fund

Schedule of Portfolio Investments

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Muncipal Commercial Paper - 8.4%
	California - 0.4%
$58,500	Metropolitan Water District of
	Southern California,
	2.73%, 11/14/05	$58,500
	District of Columbia - 0.1%
15,500	District of Columbia, 2.75%, 09/06/05	15,500
	Florida - 1.1%
31,813	Florida State Division of Bond Finance, 2.47%, 10/05/05	31,813
20,000	Florida State Municipal, 2.65%, 11/15/05	20,000
	Florida Sunshine State,
40,400	2.67%, 10/11/05	40,400
21,155	2.70%, 10/12/05	21,155
	Jacksonville Health Facilities Authority,
19,570	2.65%, 12/20/05	19,570
17,000	2.68%, 09/07/05	17,000
11,500	Palm Beach Municipal, 2.60%, 09/08/05	11,500
		161,438
	Iowa - 0.0% (g)
	Des Moines, Iowa Airport,
6,300	2.35%, 09/07/05	6,300
1,000	2.75%, 09/07/05	1,000
		7,300
	Maryland - 0.5%
25,000	Baltimore County, 2.60%, 10/06/05	25,000
	Maryland State Health & Higher Educational Facilities Authority,
12,950	2.47%, 10/05/05	12,950
39,000	2.65%, 11/04/05	39,000
		76,950
	Massachusetts - 0.7%
16,200	Massachusetts Bay Transportation Authority, 2.40%, 09/06/05	16,200
15,000	Massachusetts Government Nashville Municipal, 2.85%, 03/01/06	15,000
7,000	Massachusetts Port Authority, 2.60%, 11/02/05	7,000
	Massachusetts State Water Resources Authority,
41,800	2.55%, 10/04/05	41,800
23,500	2.70%, 10/06/05	23,500
8,500	2.70%, 11/15/05	8,500
		112,000

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Muncipal Commercial Paper - Continued
	Michigan - 0.3%
	State of Michigan,
$16,000	2.68%, 10/13/05	$16,000
26,910	Series 2001-A, 2.00%, 10/04/05	26,910
		42,910
	Nevada - 0.2%
15,700	Clark County School District, 2.57%, 10/06/05	15,700
21,000	Las Vegas Water Authority, 2.65%, 11/04/05	21,000
		36,700
	New Mexico - 0.1%
12,375	Clipper Tax-Exempt Certificate Trust, 2.69%, 09/01/05	12,375
	New York - 0.6%
25,000	Metropolitan Transit Authority, 2.45%, 09/06/05	25,000
35,000	New York City Metropolitan Transportation Authority, 2.60%, 11/01/05	35,000
25,000	New York Municipal, 2.50%, 10/06/05	25,000
4,020	New York State Dormitory Authority, 2.42%, 09/06/05	4,020
		89,020
	North Carolina - 0.1%
12,300	City of Charlotte, 2.75%, 04/05/06	12,300
	Ohio - 0.4%
40,000	Cuyahoga Municipal, 2.72%, 09/06/05	40,000
27,450	Ohio State, 2.62%, 11/07/05	27,450
		67,450
	Pennsylvania - 0.1%
10,500	Montgomery County, PA, Higher Education & Health, 2.50%, 09/15/05	10,500
	Texas - 2.8%
17,500	City of San Antonio, 2.66%, 11/02/05	17,500
18,000	Dallas Area Rapid Transit, 2.60%, 11/02/05	18,000
	Dallas Water & Sewer Municipal,
32,037	2.50%, 11/01/05 Bank of America	32,037
15,980	2.65%, 10/18/05	15,980
12,848	2.70%, 11/08/05	12,848
22,470	2.70%, 11/01/05	22,470
8,475	Dallas Water Authority, 2.50%, 09/01/05	8,475
	Harris County Municipal,
32,222	2.55%, 10/06/05	32,222
14,525	2.72%, 10/12/05	14,525

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Muncipal Commercial Paper - Continued
	Texas - Continued
$23,400	Houston Higher Education Finance Corp., 2.55%, 10/13/05	$23,400
19,000	Houston Municipal, 2.50%, 09/06/05	19,000
75,000	Texas Housing Municipal, 2.85%, 01/18/06	75,000
10,250	Texas Municipal, 2.70%, 11/14/05	10,250
	Texas Municipal Power,
22,000	2.50%, 10/05/05	22,000
15,000	2.65%, 10/04/05	15,000
15,000	2.65%, 11/15/05	15,000
70,000	Texas State Turnpike Authority, 2.55%, 10/06/05	70,000
		423,707
	Utah - 0.8%
	Intermountain Power Agency,
35,700	2.48%, 09/06/05	35,700
53,400	2.55%, 10/06/05	53,400
32,300	2.70%, 10/03/05	32,300
		121,400
	Vermont - 0.1%
8,000	University of Vermont Municipal, 2.65%, 12/01/05	8,000
	Washington - 0.1%
	Port of Tacoma,
9,000	2.56%, 09/08/05	9,000
11,000	2.68%, 09/06/05	11,000
		20,000
	Total Municipal Commercial Paper (Amortized Cost $1,276,050)	1,276,050
	Municipal Bonds - 92.9%
	Alabama - 1.0%
900	Alabama Special Care Facilities Financing Authority, Montgomery Hospital, Series 1999-6, Rev., VAR, FGIC, 2.24%, 09/07/05	900
5,000	Birmingham Airport Authority, Municipal Securities Trust Receipts, Series SGA-47, Rev., VAR, MBIA, 2.41%, 09/02/05	5,000
9,130	Columbia Industrial Development Board, PCR, Rev., VAR, 2.35%, 09/01/05	9,130
15,000	DCH Health Care Authority, Alabama Healthcare Facilities, Rev., VAR, LOC: Regions Bank, 2.50%, 09/01/05	15,000
10,000	Houston County Health Care Authority, Series PT-879, Rev., VAR, MBIA, 2.15%, 09/01/05	10,000

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Alabama - Continued
$2,385	Infirmary Health System Special Care Facilities
	Financing Authority, Series A, Rev., VAR,
	LOC: Regions Bank, 2.50%, 09/06/05	$2,385
60,180	Jefferson County, Sewer, Sub Series B-5, Rev., VAR, XLCA, 2.49%, 09/05/05	60,180
5,735	Jefferson County, Sewer, EAGLE, Series 2002-6016, Class A, Rev., VAR, FGIC, LIQ: Citibank N.A., 2.53%, 09/03/05	5,735
2,700	Mobile County, IDA, PCR, ExxonMobil Project Rev., VAR, 2.20%, 09/01/05	2,700
	Montgomery BMC Special Care Facilities Financing Authority, VHA Alabama, Inc.,
5,800	Series C, Rev., VAR, AMBAC, 2.40%, 09/04/05	5,800
5,000	Series D, Rev., VAR, AMBAC, 2.40%, 09/04/05	5,000
9,000	Series F, Rev., VAR, AMBAC, 2.40%, 09/07/05	9,000
4,000	Selma IDB, Specialty Minerals Project, Rev., VAR, LOC: Wachovia Bank of Georgia, 2.55%, 09/01/05	4,000
4,800	St. Clair County IDB, IDR, National Cement Co., Inc., Project II, Rev., VAR, LOC: BNP Paribas, 3.25%, 09/02/05	4,800
5,765	Tuscaloosa County Board of Education, Special Tax, TAW, VAR, LOC: Regions Bank, 2.51%, 09/02/05	5,765
5,600	West Jefferson IDB, Alabama Power Co., Project, Rev., VAR, 2.36%, 09/01/05	5,600
		150,995
	Alaska - 0.5%
1,600	Alaska Housing Finance Corp., Floating Rate Trust Receipts, Series L-25, Regulation D, Rev., VAR, MBIA, 2.48%, 09/05/05	1,600
9,345	Alaska Housing Finance Corp., Government Purpose, Series B, Rev., VAR, MBIA, 2.47%, 09/03/05	9,345
10,000	Alaska Housing Finance Corp., State Capital Project, Series C, Rev., VAR, MBIA, 2.50%, 09/06/05	10,000
4,000	City of Valdez, BP Pipelines Inc., Project, Series A, Rev., VAR, 2.33%, 09/01/05	4,000
	City of Valdez, Marine Term, Exxon Pipeline Co. Project,
19,150	Series A, Rev., VAR, 2.20%, 09/01/05	19,150
10,250	Series B, Rev., VAR, 2.20%, 09/01/05	10,250
18,735	Series C, Rev., VAR, 2.20%, 09/01/05	18,735
		73,080

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Arizona - 1.3%
	Apache County IDA, IDR, Tucson Electric Power Co.,
$4,200	Series 1999-6, Rev., VAR, LOC: Credit Suisse
	First Boston, 2.33%, 09/02/05	$4,200
42,500	Series 83-B, Rev., VAR, LOC: Bank of New York, 2.40%, 09/04/05	42,500
7,700	Apache County IDA, IDR, Tucson Electric Power Co., Springerville, VAR, LOC: Credit Suisse First Boston, 2.33%, 09/07/05	7,700
	Arizona State University,
10,000	Series A, Rev., VAR, AMBAC, 2.35%, 09/05/05	10,000
5,000	Series B, Rev., VAR, AMBAC, 2.34%, 09/05/05	5,000
7,660	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VAR, LIQ: FNMA, 2.55%, 09/02/05	7,660
3,840	Maricopa County Public Finance Corp., Floating Rate Certificates, Series 511, Rev., VAR, AMBAC, LIQ: Morgan Stanley Dean Witter, 2.52%, 09/06/05	3,840
11,000	Phoenix Civic Improvement Corp., EAGLE, Series 720050040, Class A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 2.53%, 09/02/05	11,000
17,100	Phoenix Civic Improvement Corp., Wastewater System, Senior Lien, Series A, Rev., VAR, MBIA, 2.37%, 09/06/05	17,100
5,330	Phoenix IDA, Multi-Family Housing, CenterTree Apartments Project, Series A, Rev., VAR, LIQ: FNMA, 2.57%, 09/02/05	5,330
2,000	Phoenix IDA, Del Mar Terrace, Series A, Rev., VAR, 2.37%, 09/05/05	2,000
	Pima County IDA, Tucson Electric Irvington,
19,350	Rev., VAR, FNMA AGMT, LOC: Credit Suisse First Boston, 2.40%, 09/05/05	19,350
21,000	Rev., VAR, LOC: Bank of New York, 2.40%, 09/07/05	21,000
25,000	Salt River Project, Agricultural Improvement & Power District, Electric Systems, Series SG-160, Rev., VAR, 2.53%, 09/06/05	25,000
15,800	University of Arizona, Main Campus & Research, Series A, Rev., VAR, AMBAC, 2.35%, 09/02/05	15,800
4,100	University of Arizona, Student Union Bookstore, Series B, COP, VAR, AMBAC, 2.35%, 09/01/05	4,100
		201,580

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Arkansas - 0.1%
$5,500	Columbia County, Solid Waste Disposal,
	Albemarle Corp. Project, Rev., VAR,
	LOC: Bank of America N.A., 2.57%, 09/01/05	$5,500
7,000	Eagle Tax Exempt Trust, Weekly Option Mode, Salt River Project, VAR, 2.53%, 09/05/05	7,000
6,300	Little Rock Metrocentre Improvement District No.1, Little Rock Newspapers, Inc., Rev., VAR, LOC: Bank of New York, 2.37%, 09/01/05	6,300
		18,800
	California - 5.1%
2,450	Abag Finance Authority for Nonprofit Corps., Colma Bart Apartments., Series A, Rev., VAR, LOC: Bank of America N.A., 2.45%, 09/02/05	2,450
3,000	Abag Financial Authority for Nonprofit Corps., Paragon Apartments, Series A, Rev., VAR, LOC: Comerica Bank, 2.52%, 09/02/05	3,000
6,995	ABN AMRO Munitops Certificate Trust, Series 2003-11, GO, VAR, FSA, 2.39%, 09/04/05	6,995
2,000	Alvord Unified School District, Food Services Bridge Funding Program, COP, VAR, FSA, 2.45%, 09/05/05	2,000
3,600	Anaheim Housing Authority, Multi-Family Housing, Bel Page Project, Series A, Rev., VAR, FNMA, 2.34%, 09/03/05	3,600
8,500	Auburn Union School District, COP, VAR, FSA, 2.45%, 09/05/05	8,500
18,600	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series C, Rev., VAR, AMBAC, 2.38%, 09/05/05	18,600
2,605	California Economic Development Financing Authority, IDR, Standard Abrasives Manufacturing Project, Rev., VAR, LOC: Mellon Bank N.A., 2.35%, 09/07/05	2,605
1,720	California Educational Facilities Authority, Stanford University, Series L-3, Rev., VAR, 2.30%, 09/07/05	1,720
17,790	California Educational Facilities Authority, University of San Francisco, Rev., VAR, LOC: Allied Irish Bank plc, 2.30%, 09/06/05	17,790
1,125	California Housing Finance Agency, Multi-family Housing, Series G, VAR, Rev, 2.41%, 09/02/05	1,125
	California Housing Finance Agency,
3,900	Series D, Rev., VAR, FSA, 2.30%, 09/01/05	3,900

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	California - Continued
$14,995	Series MT-036, Rev., VAR, LIQ: Landesbank
	Hessen-Thueringen, 2.56%, 09/07/05	$14,995
1,520	California Infrastructure & Economic Development Bank, Colburn School, Series B, Rev., VAR, LOC: Bank of America N.A., 2.40%, 09/05/05	1,520
6,000	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VAR, LOC: Union Bank of California N.A., 2.60%, 09/07/05	6,000
1,610	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A., 2.35%, 09/03/05	1,610
1,625	California Infrastructure & Economic Development Bank, IDR, Standard Abrasive Manufacturing Project, Series A, Rev., VAR, LOC: Mellon First Business Bank, 2.35%, 09/05/05	1,625
7,595	California Pollution Control Financing Authority, Exxon Mobile Project, PCR Rev., VAR, 2.23%, 09/01/05	7,595
	State of California,
5,000	Series PA-594, VAR, LIQ: Merrill Lynch Capital Services, 2.51%, 09/03/05	5,000
5,000	Series C-12, Rev., VAR, XLCA, 2.27%, 09/01/05	5,000
5,400	Series C-2, GO, VAR, LOC: Landesbank Hessen-Thueringen, 2.45%, 09/01/05	5,400
2,700	California State Department of Water Resources, Series B-2, Rev., VAR, LOC: BNP Paribas, 2.35%, 09/01/05	2,700
	California State Department of Water Resources, Power Supply,
125	Series B-3, Rev., VAR, LOC: Bank of New York, 2.20%, 09/01/05	125
2,700	Series B-6, Rev., VAR, LOC: State Street Bank & Trust Co., 2.20%, 09/01/05	2,700
2,950	Series C-12, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 2.45%, 09/01/05	2,950
	California State Public Works Board,
1,275	Series PA-814, Rev., VAR, MBIA, LIQ: Merrill Lynch Capital Services, 2.51%, 09/01/05	1,275
	State of California, Economic Recovery,
10,664	Series 927, GO, VAR,., MBIA, LIQ: Morgan Stanley Municipal Funding, 2.47%, 09/03/05	10,664

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	California - Continued
$12,000	Series 932, Rev., VAR, MBIA, LIQ: Morgan
	Stanley Municipal Funding, 2.47%, 09/03/05	$12,000
1,100	Series C-2, Rev., VAR, 2.26%, 09/01/05	1,100
7,000	Series C-3, Rev., VAR, 2.26%, 09/01/05	7,000
1,200	Series C-8, Rev., VAR, LOC: Lloyds TSB Bank plc, 2.20%, 09/01/05	1,200
2,600	Series C-9, Rev., VAR, LOC: Bank of Nova Scotia, 2.20%, 09/01/05	2,600
25,000	Series C-16, Rev., VAR, 2.32%, 09/01/05	25,000
13,505	State of California, Kindergarten, Series A-7, GO, VAR, LOC: Citibank N.A., 2.40%, 09/05/05	13,505
	State of California, Municipal Securities Trust Receipts,
5,000	Series SGA-54, Rev., VAR, 2.32%, 09/06/05	5,000
4,200	Series SGA-58, Rev., VAR, FGIC, 2.32%, 09/06/05	4,200
1,700	California Statewide Communities Development Authority, Series 909, COP, VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 2.47%, 09/04/05	1,700
3,420	California Statewide Communities Development Authority, Multi-Family Housing, Breezewood Apartments, Series F-1, Rev., VAR, FNMA, 2.49%, 09/03/05	3,420
4,400	California Statewide Communities Development Authority, Multi-Family Housing, Arbor Ridge Apartments, Series X, Rev., VAR, LIQ: FNMA, 2.50%, 09/03/05	4,400
7,200	Camarillo, Multi-Family Housing, Heritage Park, Series A, Rev., VAR, FNMA COLL, 2.34%, 09/03/05	7,200
18,800	Charter Mac Floater Certificate Trust I, Series 1, Rev., VAR, AMT, MBIA, 2.52%, 09/05/05	18,800
3,110	Chino Basin Regional Financing Authority, Inland Empire Utilities, Series A, Rev., VAR, AMBAC, 2.25%, 09/07/05	3,110
1,800	City of Fremont, Multi-Family Housing, Creekside Village Apartments, California Multi-Family Housing, Series D, Rev., VAR, LOC: FHLMC, 2.38%, 09/06/05	1,800
2,200	Colton Redevelopment Agency, Multi-Family Housing, Series 1985-A, Rev., VAR, LOC: Coast Federal Bank, 2.45%, 09/06/05	2,200
10,000	County of Los Angeles, Series A, TRAN, 4.00%, 06/30/06	10,118

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	California - Continued
	East Bay Municipal Utility District Wastewater Treatment,
$46,700	Sub Series B-1, Rev., VAR, XCLA, 2.25%, 12/01/05	$46,700
2,300	Sub Series B-2, Rev., VAR, XCLA, 2.28%, 12/01/05	2,300
4,650	Sub Series 2, Rev., VAR, XCLA, 2.31%, 12/01/05	4,650
1,390	Sub Series A, Rev., VAR, FSA, 2.25%, 09/04/05	1,390
3,120	Sub Series B, Rev., VAR, FSA, 2.25%, 09/04/05	3,120
2,530	Eastern Municipal Water District, Water & Sewer, Series B, COP, VAR, MBIA, 2.45%, 09/07/05	2,530
3,950	Garden Grove, Multi-Family Housing, Malabar Apartments, California Multi-Family, Series A, Rev., VAR, FNMA COLL AGMT, 2.45%, 09/04/05	3,950
3,706	Glendale, California Hospital, Series 590, Rev., VAR, MBIA, LIQ: Morgan Stanley Dean Witter, 2.51%, 09/04/05	3,705
4,100	Grant Joint Union High School District, Bridge Funding Program, COP, VAR, FSA, 2.45%, 09/05/05	4,100
6,360	Huntington Beach Union High School District, School Facilities Bridge Funding Program, COP, VAR, FSA, 2.45%, 09/07/05	6,360
850	Irvine Unified School District, Community Facilities District No. 01-1, Special Tax, VAR, LOC: Bank of New York, 2.20%, 09/01/05	850
290	Irvine, California Improvement Bond Act of 1915, Assessment District No. 00-18, Special Assessment, Series A, VAR, LOC: Bank of New York, 2.20%, 09/01/05	290
312	Irvine, California Improvement Bond Act of 1915, Assessment District No. 87-8, Special Assessment, VAR, LOC: KBC Bank N.V., 2.20%, 09/01/05	312
400	Irvine, California Improvement Bond Act of 1915, Assessment District No. 94-15, Special Assessment, Rev., VAR, LOC: State Street Bank & Trust Co., 2.20%, 09/01/05	400
100	City of Lodi, Electric Systems, Certificates, Series A, COP, VAR, MBIA, 2.25%, 09/07/05	100
2,695	City of Long Beach, Habor, Series A, Rev., VAR, MBIA, 2.31%, 09/02/05	2,695
17,970	Long Beach Bond Finance Authority, Tax Allocation, Series 812, Class D, VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 2.47%, 09/01/05	17,970

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	California - Continued
$6,660	Los Angeles Community College District,
	Series ROCS-II-R-71, GO, VAR, MBIA,
	LIQ: Salomon Smith Barney, 2.51%, 02/01/06	$6,660
5,300	Los Angeles Community Redevelopment Agency, Multi-Family Housing, Second & Central Apartments Project, Series A, Rev., VAR, LOC: HSBC Bank USA, 2.34%, 09/02/05	5,300
3,200	Los Angeles Community Redevelopment Agency, Multi-Family Housing, Security Building Project, Series A, Rev., VAR, LIQ: FNMA, 2.50%, 09/05/05	3,200
15,000	Los Angeles Convention & Exhibit Center Authority, Series D, Rev., VAR, AMBAC, 2.28%, 09/04/05	15,000
5,440	Los Angeles County, Housing Authority, Multi-Family Housing, Malibu Meadows II, Series C, Rev., VAR, 2.44%, 09/02/05	5,440
2,500	Los Angeles County, Metropolitan Transportation Authority, Series A, Rev., VAR, MBIA, 2.45%, 09/07/05	2,500
2,230	Los Angeles County, Pension Obligation, Series C, Rev., VAR, AMBAC, 2.25%, 09/05/05	2,230
	Los Angeles Department of Water & Power,
170	Series PT-1949, Rev., LIQ: Merrill Lynch Capital Services, 2.51%, 09/01/05	170
1,985	Series PT-1949, Rev., VAR, MBIA, LIQ: Citigroup Global Markets, 2.51%, 09/01/05	1,985
1,000	Sub Series B-2, Rev., VAR, Dexia Public Finance Bank, 2.20%, 09/01/05	1,000
1,000	Sub Series B-4, Rev., VAR, National Australia Bank, 2.40%, 09/01/05	1,000
1,995	Los Angeles Unified School District, Series PA-1115, GO, VAR, FSA, 2.51%, 09/01/05	1,995
8,800	Los Angeles Multi-Family Housing, Fountain Park Project, Series A, Rev, VAR, LIQ: FNMA, 2.45%, 09/07/05	8,800
4,000	Manteca Financing Authority, Municipal Securities Trust Receipts, Series SGA-147, Rev., VAR, MBIA, LIQ: Societe Generale, 2.32%, 09/05/05	4,000
	Metropolitan Water District of Southern California, Waterworks,
1,600	Series B-1, Rev., VAR, 2.20%, 09/01/05	1,600
5,600	Series B-2, Rev., VAR, 2.40%, 09/06/05	5,600

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	California - Continued
$2,880	Series C-1, Rev., VAR, 2.42%, 09/01/05	$2,880
710	Series C-2, Rev., VAR, 2.40%, 09/02/05	710
5,600	Morgan Hill Unified School District, Floating Rate Receipts, Series SG-145, GO, VAR, FGIC, 2.51%, 09/01/05	5,600
	Municipal Securities Pool Trust, Floating Rate, Trust Receipts,
110,665	Series SG-PG-17, 2.64%, 09/06/05	110,665
5,120	Series 1999-73, Class A, Rev., VAR, AMBAC, 2.32%, 09/06/05	5,120
22,495	Series 2000-96, Class A, GO, VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 2.32%, 09/05/05 (e)	22,495
20,860	Series 2001-118, Class A, GO, VAR, FGIC, 2.28%, 09/01/05 (e)	20,860
7,700	Series 2001-135, Class A, GO, VAR, FGIC, LIQ: Bear Stearns Capital Markets, 2.28%, 09/01/05 (e)	7,700
11,870	Series 2001-136, Class A, Rev., VAR, FGIC, LIQ: Bear Stearns Capital Markets, 2.28%, 09/01/05 (e)	11,870
1,600	City of Oakland, Trust Receipts, Series 5, Class F, Rev., VAR, FGIC, 2.52%, 09/07/05	1,600
3,000	City of Oceanside, Multi-Family Housing, Lakeridge Apartments Project, Rev., VAR, FHLMC, 2.31%, 09/07/05	3,000
2,005	Orange County Apartment Development Corp., Rev., VAR, LOC: Bank of America N.A., 2.40%, 09/03/05	2,005
3,900	Orange County Apartment Development Corp., Bear Brand Apartments Project, Series Z, Rev., VAR, LOC: FHLMC, 2.38%, 09/07/05	3,900
10,900	Orange County Apartment Development Corp., Wood Canyon Villas, Issue E, Rev., VAR, LIQ: FNMA, 2.50%, 09/03/05	10,900
600	Orange County Sanitation District, Series A, COP, VAR, 2.20%, 09/01/05	600
10,600	Poway Unified School District, School Facilities Funding Program, COP, VAR, FSA, 2.45%, 09/07/05	10,600
3,850	Rancho Water District Financing Authority, Series A, Rev., VAR, FGIC, 2.26%, 09/07/05	3,850

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	California - Continued
$9,000	Riverside County Asset Leasing Corp.,
	Southwest Justice Center, Series B, Rev., VAR,
	MBIA, 2.25%, 09/07/05	$9,000
2,900	Riverside County, Public Facilities, Series B, COP, VAR, LOC: State Street Bank & Trust Co, 2.30%, 09/01/05	2,900
1,200	Riverside Unified School District, School Facility Bridge Program, COP, VAR, FSA, 2.45%, 09/06/05	1,200
17,500	Sacramento County, Series A, TRAN, 4.00%, 07/10/06	17,713
4,000	Sacramento County Housing Authority, Multi-Family Housing, Ashford, Series D, Rev., VAR, FNMA, 2.44%, 09/07/05	4,000
3,500	San Diego County, COP, VAR, LOC: Allied Irish Bank plc, 2.42%, 09/06/05	3,500
	San Diego Unified School District,
3,130	Series PT-2176, GO, VAR, FGIC, 2.51%, 09/01/05	3,130
5,000	Series 964-D, GO, VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 2.47%, 09/03/05	5,000
4,990	San Francisco City & County Airports Commission, Floating Rate Receipts, Series SG-88, VAR, 2.51%, 09/01/05	4,990
13,300	San Francisco City & County Airports Commission, International Airport, Municipal Securities Trust Receipts, Series SGA-50, VAR, MBIA, 2.37%, 09/03/05	13,300
1,800	San Jose Multi-Family Housing, Villa Monterey Apartments, Series F, Rev., VAR, FNMA, LIQ: FNMA, 2.43%, 09/05/05	1,800
500	San Leandro, Multi-Family Housing, Parkside, Series A, Rev., VAR, FNMA, 2.29%, 09/01/05	500
4,650	Southern California Home Financing Authority, Single Family Housing, Series A, Rev., VAR, 2.39%, 09/04/05	4,650
	Southern California Public Power Authority, Southern Transmission, Project,
13,500	Series B, Rev., VAR, FSA, 2.28%, 09/07/05	13,500
5,600	Rev., VAR, AMBAC, LOC: Lloyds TSB Bank plc, 2.25%, 09/05/05	5,600
4,300	State of California, Economic Recovery, Series C-18, Rev., VAR, XCLA, 2.28%, 09/01/05	4,300

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	California - Continued
$15,500	State of California, Municipal Securities Trust
	Receipt, Series SGB 60-1, LIQ: Societe Generale,
	2.53%, 12/01/05 (f)	$15,500
4,175	West Contra Costa Unified School District, Series PT-1828, GO, FGIC, 2.51%, 09/04/05	4,175
500	Western Riverside County, Regional Wastewater Authority, Regional Wastewater Treatment, Rev., VAR, LOC: Dexia Credit Local, 2.20%, 09/01/05	500
		773,312
	Colorado - 2.0%
6,750	Adams County Housing Authority, Multi-Family Housing, Semper Village Apartments Project, Series A, Rev., VAR, LIQ: FNMA, 2.57%, 09/01/05	6,750
11,310	Arapahoe County, Multi-Family Housing, Rental Housing, Hunters Run, Rev., VAR, LIQ: FHLMC, 2.50%, 09/06/05	11,310
7,100	Arapahoe County, Multi-Family Housing, Highline Oaks Apartments, Rev., VAR, LIQ: FNMA, 2.37%, 09/01/05	7,100
2,670	City of Arvada, Colorado Water, Rev., VAR, FSA, 2.65%, 09/02/05	2,670
3,150	City of Colorado Springs, The Colorado College, Rev., VAR, 2.49%, 09/06/05	3,150
	City of Colorado Springs, Utilities,
690	Series PT-367, VAR, 2.54%, 09/07/05	690
1,000	Sub Lien, Series A, Rev., VAR, 2.50%, 09/02/05	1,000
4,880	Colorado Housing & Finance Authority, Series AA-3, Class I, Rev., VAR, 2.45%, 09/07/05	4,880
1,600	Colorado Housing & Finance Authority, Multi-Family Housing, Diamond Project, Rev., VAR, FNMA, 2.34%, 09/06/05	1,600
2,500	Colorado Student Obligation Bond Authority, Student Loans, Senior Lien, Series A-3, Rev., VAR, AMBAC, 2.39%, 09/07/05	2,500
	Denver City & County Airport,
20,000	Series A, Rev., VAR, AMT, CIFG, 2.40%, 09/05/05	20,000
5,000	Series N-12, Regulation D, Rev., VAR, FGIC, 2.53%, 09/06/05	5,000
4,985	Series ROC-II-R-98, Rev., VAR, FSA, LIQ: Citibank N.A., 2.57%, 09/01/05	4,985

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Colorado - Continued
$31,155	Denver City & County Airport,
	Floating Rate Certificates,
	Series 153, Rev., VAR, MBIA, LIQ: Morgan
	Stanly Dean Witter, 2.52%, 09/01/05	$31,155
14,945	Denver City & County Convention Center Project, Series B, Rev., VAR, 2.49%, 09/04/05	14,945
	Denver City & County Wellington E Web Project,
5,000	Series C-3, Rev., VAR, 2.35%, 09/02/05	5,000
57,945	Series C-2, Rev., VAR, 2.37%, 09/02/05	57,945
12,500	Denver Urban Renewal Authority, Tax Allocation, Series PT-999, VAR, LIQ: Merrill Lynch & Co, 2.58%, 09/07/05	12,500
6,110	Jefferson County School District R-001, Series ROCS-II-R-6516, GO, VAR, FSA, LIQ: Citibank N.A., 2.53%, 09/07/05	6,110
5	Park Creek Metropolitan District, Series PT-2321, GO, VAR, 2.41%, 09/07/05	5
	State of Colorado,
50,000	TRAN, Rev., 3.75%, 06/27/06	50,443
30,000	TRAN, Rev., 4.00%, 06/27/06	30,328
6,975	City of Thornton, Series RR-II-R-1052, COP, VAR, AMBAC, LIQ: Salomon Smith Barney, 2.53%, 08/04/06	6,975
17,900	University of Colorado Hospital Authority, Series PA-892, Rev., VAR, 2.35%, 09/07/05	17,900
		304,941
	Connecticut - 0.4%
	State of Connecticut,
4,945	Series PA-879-R, GO, VAR, 2.50%, 09/03/05	4,945
5,495	Series PA-1056, GO, VAR, FSA, 2.50%, 09/02/05	5,495
30,785	Connecticut State Health & Educational Facilities Authority, Series 891, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 2.53%, 09/01/05	30,785
1,100	Connecticut State Health & Educational Facilities Authority, Community Renewal Team, Series A, Rev., VAR, LOC: Fleet National Bank, 2.48%, 09/05/05	1,100
	Connecticut State Housing Finance Authority, Housing Mortgage Finance Program,
10,100	Series B-3, Rev., VAR, AMBAC, 2.53%, 09/07/05	10,100
2,500	Sub Series D-3, Rev., VAR, AMBAC, 2.50%, 09/01/05	2,500
		54,925

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Delaware - 2.6%
	ABN AMRO Munitops Certificate Trust,
$17,676	Series 1998-16, Rev., VAR, MBIA, 2.42%, 09/06/05	$17,676
10,485	Series 2001-27, Rev., VAR, FSA, 2.50%, 09/02/05	10,485
12,800	Charter Mac Floater Certificate Trust I, Series NAT-1, Rev., VAR, MBIA, 2.62%, 09/06/05	12,800
9,066	Clipper Tax-Exempt Certificate Trust Partner, Multi-State, Series 2005-2, Rev., VAR, 2.69%, 09/01/05	9,066
7,000	Delaware River & Bay Authority, Series B, Rev., VAR, AMBAC, 2.46%, 09/02/05	7,000
	Delaware State EDA, Hospital Billing,
35,800	Series B, Rev., VAR, AMBAC, 2.32%, 09/06/05	35,800
30,000	Series C, Rev., VAR, AMBAC, 2.32%, 09/06/05	30,000
	Eagle Tax Exempt Trust, Weekly Option Mode,
15,000	Series 1998-16, Rev., VAR, MBIA, 2.53%, 09/05/05	15,000
5,900	Series 2001-3801, Rev., VAR, LIQ: Citibank N.A., 2.52%, 09/07/05	5,900
	Municipal Securities Pool Trust, Trust Receipts, Weekly Floating Rate Receipts,
3,245	Series P-19, Rev., VAR, FGIC, LIQ: Societe Generale, 2.64%, 09/03/05	3,245
63,560	Series SG-P-16, Rev., LIQ: Societe Generalle, 2.64%, 09/03/05	63,560
88,135	Series SG-P-18, Rev., VAR, LIQ: Societe Generale, 2.64%, 09/05/05	88,135
	Puttable Floating Option Tax-Exempt Receipts,
55,655	Series PPT-12, VAR, 2.64%, 09/06/05	55,655
8,500	Series PPT-12, VAR, 3.11%, 09/07/05	8,500
32,690	Puttable Floating Option Tax-Exempt Receipts, Sun America Trust, Series 2001-2, Class A Certificates, 2.58%, 09/06/05	32,690
500	University of Delaware, Series B, Rev., VAR, Bank of America N.A, 2.30%, 09/01/05	500
		396,012
	District of Columbia - 2.0%
	District of Columbia,
13,250	Rev., VAR, 2.32%, 09/01/05	13,250
98,000	TRAN, Rev., VAR, 3.50%, 09/30/05	98,061
26,810	Series A, GO, VAR, FSA, 2.45%, 09/07/05	26,810
22,855	Series B, GO, VAR, FSA, 2.45%, 09/07/05	22,855
27,700	Series C, GO, VAR, FGIC, 2.38%, 09/03/05	27,700
9,890	Series D, GO, VAR, FGIC, 2.38%, 09/03/05	9,890
600	Series D-1, GO, VAR, FSA, 2.34%, 09/06/05	600

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	District of Columbia - Continued
	District of Columbia Housing Finance Agency, Multi-Family Housing, Trenton Park Apartments Project,
$430	Series L-1, Regulation D, Rev., VAR,
	LIQ: Lehman Liquidity LLC, 2.48%, 09/02/05	$430
1,820	Series PT-1381, Rev., VAR, 2.53%, 09/04/05	1,820
3,150	Rev., VAR, LOC: Bank of America N.A., 2.65%, 09/07/05	3,150
5,970	District of Columbia Water & Sewer Authority, Public Utilities, Series PT-373, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 2.53%, 09/04/05	5,970
2,500	District of Columbia, American Psychology Association, Rev., VAR, LOC: Bank of America N.A., 2.55%, 09/01/05	2,500
	District of Columbia, American University Issue,
29,605	Rev., VAR, AMBAC, 2.45%, 09/02/05	29,605
12,000	Series A, Rev., VAR, AMBAC, 2.45%, 09/05/05	12,000
7,500	District of Columbia, Enterprise Zone, House on F Street Project, Rev., VAR, LOC: Bank of New York, 2.55%, 09/02/05	7,500
23,685	District of Columbia, George Washington University, Series C, Rev., VAR, MBIA, LOC: Bank of America, 2.45%, 09/06/05	23,685
2,180	District of Columbia, National Children's Center, Inc., Rev., VAR, LOC: Bank of America, 2.50%, 09/04/05	2,180
4,200	District of Columbia, National Geographic Society, Rev., VAR, 2.32%, 09/02/05	4,200
2,500	District of Columbia, Pooled Loan Program, Series A, Rev., VAR, LOC: Bank of America N.A., 2.50%, 09/06/05	2,500
7,690	District of Columbia, Smithsonian Museum, Series B, Rev., VAR, 2.47%, 09/06/05	7,690
5,800	Metropolitan Washington Airports Authority, TOCS, Series E, Rev., VAR, INS: MBIA, LIQ: Goldman Sachs, 2.56%, 10/01/05	5,800
		308,196
	Florida - 3.2%
9,345	ABN AMRO Munitops Certificate Trust, Series 2003-6, Rev., VAR, MBIA, 2.40%, 09/07/05	9,345

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Florida - Continued
$10,415	Brevard County Health Facilities Authority,
	Wuesthoff Memorial Hospital Project, Rev., VAR,
	LOC: Wachovia Bank N.A., 2.49%, 09/05/05	$10,415
5,000	Broward County, Professional Sports Facility, Municipal Securities Trust Receipts, Series SGA-38, Rev., VAR, MBIA, 2.40%, 09/06/05	5,000
56,000	Clipper Tax-Exempt Certificate Trust, Multi-State, Series 2005-6, Rev., VAR, LIQ: Merrill Lynch Capital Services, 2.52%, 09/01/05	56,000
6,885	Collier County, Health Facilities Authority, The Moorings, Inc. Project, Rev., VAR, LOC: Wachovia Bank N.A., 2.36%, 09/01/05	6,885
6,375	Duval County School Board, COP, VAR, FGIC, 2.52%, 09/02/05	6,375
2,445	Dade County Housing Finance Authority, Multi-Family Housing, Kendall Court Apartments, Series 4, Rev., VAR, LOC: Bank of America N.A., 2.54%, 09/03/05	2,445
	Florida Housing Finance Agency, Multi-Family Housing, Banyon Bay Partners,
5,135	Series AA, Rev., VAR, FNMA, 2.35%, 09/02/05	5,135
6,350	Series FF, Rev., VAR, FNMA, 2.37%, 09/01/05	6,350
6,370	Series L, Rev., VAR, 2.38%, 09/06/05	6,370
10,000	Florida State Turnpike Authority, Series PT-1944, Rev., AMBAC, VAR, 2.52%, 09/01/05	10,000
5,295	State of Florida, Series PA-511, GO, VAR, 2.52%, 09/01/05	5,295
7,000	Florida State Board of Education, Capital Outlay, Series PT-1223, GO, VAR, LIQ: Merrill Lynch Capital Services, 2.52%, 09/01/05	7,000
11,000	Florida State Department of Environmental Protection, Preservation, Series 722, Rev., VAR, FGIC, LIQ: Morgan Stanley Dean Witter, 2.52%, 09/07/05	11,000
5,370	Florida State Division of Bond Finance, General Services, Series PA-967, Rev., VAR, 2.52%, 09/05/05	5,370
	Gulf Breeze, Local Government Loan Program,
18,525	Series B, Rev., VAR, FGIC, 2.50%, 09/04/05	18,525
29,215	Series C, Rev., VAR, FGIC, 2.50%, 09/03/05	29,215
32,560	Hillsborough County IDA, Rev., VAR, MBIA, 2.85%, 09/06/05	32,560
11,705	Jacksonville Electric Authority, Municipal Securities Trust Receipts, Series SGA-17, Rev., VAR, LOC: Societe Generale, 2.40%, 09/06/05	11,705

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Florida - Continued
$15,770	Jacksonville Health Facilities Authority, Baptist
	Medical Center Project, Series A, Rev., VAR,
	LOC: Wachovia Bank N.A, 2.28%, 09/01/05	$15,770
1,000	Jacksonville Health Facilities Authority, River Garden Project, Rev., VAR, LOC: First Union National Bank, 2.49%, 09/04/05	1,000
10,000	City of Jacksonville Capital Project, Series 2002-1, Rev., VAR, FGIC, 2.35%, 09/02/05	10,000
6,000	City of Lakeland Energy Systems, Rev., VAR, 2.38%, 09/07/05	6,000
1,045	Lee County, Airport, Series PT-2269, Rev., VAR, FSA, 2.57%, 09/02/05	1,045
3,505	Lee County, Water & Sewer, Series RR-II-R-4021, Rev., VAR, MBIA, LIQ: Citigroup Global Markets, 2.53%, 09/07/05	3,505
25,000	Liberty County, Gas Tax Revenue, Rev., VAR, LOC: Bank of America, 2.55%, 09/05/05	25,000
7,000	Miami-Dade County, Series SG-141, Rev., VAR, FGIC, 2.52%, 09/04/05	7,000
10,190	Miami-Dade County Water & Sewer Revenue Systems, Rev., VAR, 2.34%, 09/06/05	10,190
2,370	Miami Health Facilities Authority, Mercy Hospital Project, Rev., VAR, LOC: Nationsbank N.A., 2.36%, 09/01/05	2,370
16,505	Municipal Securities Trust Certificates, Series 9064, Class A, GO, VAR, LIQ: Bear Stearns Capital Market, 2.40%, 12/01/05	16,505
6,700	Nassau County, PCR, Private Activity, Rayonier, Inc., Project, Rev., VAR, LOC: Bank of America N.A., 2.38%, 09/05/05	6,700
7,560	Orange County Housing Finance Authority, Falcon Trace Apartments, Project, Series D, Rev., VAR, 2.38%, 09/07/05	7,560
10,311	Orange County Housing Finance Authority, Multi-Family Housing, Regal Pointe Apartments, Series A, Rev., VAR, LOC: Nationsbank N.A., 2.51%, 09/06/05	10,311
4,000	Orange County Housing Finance Authority, Multi-Family Housing, Water View Club Apartments, Series D, Rev., VAR, 2.38%, 09/05/05	4,000
	Orlando & Orange County Expressway Authority,
18,700	Series C-1, Rev., VAR, FSA, 2.51%, 09/01/05	18,700
1,800	Series C-2, Rev., VAR, FSA, 2.51%, 09/01/05	1,800

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Florida - Continued
$26,825	Series C-4, Rev., VAR, FSA, 2.50%, 09/01/05	$26,825
10,000	Series D, Rev., VAR, FSA, 2.51%, 09/04/05	10,000
4,000	Orlando Utilities Commission Utilities System, EAGLE, Series 2004-1015, Class A, Rev., VAR, LIQ: Citibank N.A., 2.53%, 09/03/05	4,000
	Orlando Utilities Commission Water & Electric,
15,000	Series A, Rev., VAR, 2.35%, 09/05/05	15,000
4,610	Series ROCS-RR-II-R-1040, Rev., VAR, LIQ: Salomon Smith Barney, 2.53%, 04/01/06	4,610
5,375	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments, Series A, Rev., VAR, LIQ: FNMA, 2.38%, 09/07/05	5,375
5,690	Pinellas County Housing Finance Authority, Single Family Mortgage, Series MT-009, Rev., VAR, 2.58%, 09/07/05	5,690
7,000	City of Tampa, Occupational License Tax, Series B, Rev., VAR, FGIC, 2.34%, 09/07/05	7,000
3,900	University of North Florida Foundation, Inc., Parking System, Rev., VAR, LOC: First Union National Bank, 2.53%, 09/02/05	3,900
3,600	West Orange Healthcare District, Series B, Rev., VAR, LOC: Suntrust Bank Center, 2.53%, 09/02/05	3,600
9,025	West Palm Beach, Utilities System, Rev., VAR, FGIC, 2.37%, 09/05/05	9,025
		487,471
	Georgia - 3.5%
7,500	Albany-Dougherty County Hospital Authority, Phoebe Hospital, RAN, Rev., VAR, AMBAC, 2.34%, 09/01/05	7,500
5,735	Atlanta Urban Residential Finance Authority, Multi-Family Housing, The Park at Lakewood, Rev., VAR, LOC: FHLMC, 2.55%, 09/05/05	5,735
	City of Atlanta, Airport,
7,500	Series B-3, Rev., VAR, MBIA, 2.50%, 09/02/05	7,500
20,000	Series C-1, Rev., VAR, MBIA, 2.50%, 09/02/05	20,000
4,385	Series PT-737, Rev., VAR, FGIC, 2.57%, 09/06/05	4,385
3,545	City of Atlanta, Water & Wastewater, Series B, Rev., VAR, 2.53%, 09/02/05	3,545
6,000	City of Atlanta, Water & Wastewater, Municipal Securities Trust Receipts, Series SGA-145, Rev., VAR, MBIA, LIQ: Societe Generale, 2.41%, 09/03/05	6,000

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Georgia - Continued
$9,000	Augusta, Water & Sewer, Municipal Securities
	Trust Receipts, Series SGS-140, Rev., VAR, FSA,
	LIQ: Societe Generale, 2.41%, 09/06/05	$9,000
10,020	Atlanta Downtown Development Authority, Rev., VAR, AMBAC, LIQ: Landesbank Hessen-Thueringen, 2.46%, 09/06/05	10,020
7,160	Clayton County Housing Authority, Multi-Family Housing, Chateau Forest Apartments, Series E, Rev., VAR, FSA, 2.44%, 09/07/05	7,160
15,000	Cobb County Development Authority, Whitefield Academy Project, Rev., VAR, LOC: RBC Centura Bank, 2.35%, 09/06/05	15,000
3,400	Cobb County Housing Authority, Multi-Family Housing, Greenhouse Frey Apartments Project, Rev., VAR, 2.37%, 09/02/05	3,400
25,000	Cobb County Kennestone Hospital Authority, Equipment Pool Project, Anticipation Certificates, Rev., VAR, 2.51%, 09/07/05	25,000
13,300	Cobb-Marietta Coliseum & Exhibit Hall Authority, Series A, Rev., VAR, MBIA, LOC: Suntrust Bank, 2.37%, 09/02/05	13,300
20,255	De Kalb County Hospital Authority, De Kalb Medical Center Project, Series B, Rev., VAR, FSA, 2.49%, 09/02/05	20,255
17,900	De Kalb County Housing Authority, Multi-Family Housing, Camden Brook Project, Rev., VAR, LIQ: FNMA, 2.38%, 09/02/05	17,900
9,250	De Kalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VAR, LIQ: FNMA, 2.53%, 09/06/05	9,250
12,445	De Kalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VAR, 2.53%, 09/07/05	12,445
10,735	De Kalb County Housing Authority, Timber Trace Apartments Project, Rev., VAR, LIQ: FHLMC, 2.50%, 09/02/05	10,735
6,000	Eagle Tax Exempt Trust, Weekly Partner Certificate, Series 2000-1003, Rev., Class A, VAR, FGIC, LIQ: Citibank N.A., 2.53%, 09/04/05	6,000
10,635	Forsyth County, School District, Series PT-2750, GO, VAR, MBIA, 2.53%, 02/01/06	10,635

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Georgia - Continued
$6,110	Fulton County, Hospital Authority, RAN,
	Series B, Rev., VAR, LOC: Wachovia Bank, N.A.,
	2.28%, 09/01/05	$6,110
800	Fulton County, Development Authority, Arthritis Foundation, Inc., Project, Rev., VAR, LOC: Suntrust Bank, 2.49%, 09/07/05	800
1,610	Fulton County, Development Authority, Morehouse College Project, Rev., VAR, LOC: Wachovia Bank of Georgia, 2.37%, 09/06/05	1,610
20,000	Fulton County, Development Authority, Robert W. Woodruff Arts, Series A, Rev., VAR, LIQ: Wachovia Bank N.A., 2.37%, 09/05/05	20,000
19,850	Gainesville Redevelopment Authority, Riverside Military Project, Rev., VAR, LOC: Wachovia Bank N.A., 2.49%, 09/02/05	19,850
48,847	Georgia Municipal Association, Inc., Pooled Bond, COP, VAR, MBIA, LIQ: Bank of America N.A., 2.51%, 09/07/05	48,847
	Georgia Municipal Electric Authority,
8,445	Series PA-1187, Rev., VAR, MBIA-IBC, 2.53%, 09/01/05	8,445
9,500	Series RR-II-R-1016, Rev., VAR, FSA, LIQ: Salomon Smith Barney, 2.53%, 09/06/05	9,500
	Georgia State Road & Tollway Authority,
5,010	Series PT-2019, Rev., ST GTD, VAR, 2.53%, 09/01/05	5,010
21,745	Series PT-1501, Rev., ST GTD, VAR, 2.51%, 09/03/05	21,745
	State of Georgia,
10,095	Series PT-374, 2.51%, 09/02/05	10,095
6,000	Series 2004-1004, Class A, GO, VAR, LIQ: Citibank N.A., 2.53%, 09/07/05	6,000
6,290	Griffin-Spalding County Development Authority, IDA, Norcom, Inc., Project, Rev., VAR, LOC: Lasalle Bank N.A., 2.56%, 09/05/05	6,290
6,000	Gwinnett County Development Authority, Civic & Cultural Center Project, Rev., VAR, 2.34%, 09/07/05	6,000
10,000	Gwinnett County Hospital Authority, Gwinnett Hospital Systems, Inc., Project, Anticipation Certificates, Rev., RAN, VAR, LOC: Suntrust Bank, 2.36%, 09/07/05	10,000

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Georgia - Continued
$9,450	Gwinnett County Water & Sewer Authority,
	Series A, Rev., VAR, 2.34%, 09/07/05	$9,450
9,225	Marietta Housing Authority, Multi-Family Housing, Winterset Apartments Project, Rev., VAR, LOC: FNMA, 2.38%, 09/05/05	9,225
25,000	Municipal Electric Authority of Georgia, Sub Series B, Rev., VAR, GO, LOC: Landesbank Hessen-Thueringen, 2.30%, 09/01/05	25,000
1,500	Municipal Electric Authority of Georgia, MEAG Project One, Sub Series D, Rev., VAR, MBIA, 2.30%, 09/02/05	1,500
3,700	Municipal Electric Authority of Georgia, Project One, Series C, Rev., VAR, FSA, 2.30%, 09/07/05	3,700
	Private Colleges & Universities Authority, Emory University,
27,900	Series B, Rev., VAR, 2.32%, 09/01/05 (p)	27,900
42,585	Series B, Rev., VAR, 2.32%, 09/02/05 (p)	42,585
5,200	Tift County Hospital Authority, Anticipation Certificates, Series A, Rev., VAR, AMBAC, 2.33%, 09/07/05	5,200
		529,627
	Hawaii - 0.1%
14,562	Hawaii State Department of Budget & Finance, Special Purpose, Wailuku River Hydroelectric, ACES, Rev., VAR, LOC: Union Bank of California, 2.45%, 09/02/05	14,562
	Idaho - 0.3%
	Idaho Housing & Finance Association, Single Family Mortgage,
10,500	Series C, Class 1, Rev., VAR, 2.50%, 09/06/05	10,500
3,750	Series F-1, Class 1, Rev., VAR, 2.50%, 09/05/05	3,750
27,000	State of Idaho TAN, GO, 4.00%, 06/30/06	27,296
		41,546
	Illinois - 4.9%
	ABN AMRO Munitops Certificate Trust,
17,150	Series 2005-4, VAR, Rev., FGIC, 2.59%, 09/02/05 (f)	17,150
6,195	Series 2005-23, VAR, Rev., FSA, 2.59%, 09/01/05 (f)	6,195
	City of Aurora Single Family Mortgages,
15,000	Series 1152, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 2.57%, 09/05/05	15,000
74,735	Series G, Rev., VAR, LIQ: Goldman Sachs, 2.59%, 09/02/05	74,735

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Illinois - Continued
$13,000	City of Chicago, Series B, GO, VAR, FGIC,
	2.50%, 09/05/05	$13,000
	Chicago Board of Education,
21,960	Series B, GO, VAR, FSA, 2.49%, 09/04/05	21,960
5,540	Series PT-2446, GO, VAR, MBIA, 2.53%, 09/07/05	5,540
34,950	Chicago Housing Authority, Capital Improvement Program, Floating Rate Receipts, Series L-40, Regulation D, Rev., VAR, LIQ: Lehman Liquidity LLC, 2.48%, 09/07/05	34,950
2,900	Chicago Metropolitan Water Reclamation District-Greater Chicago, Series B, Rev., VAR, 2.36%, 09/07/05	2,900
2,500	Chicago O'Hare International Airport, Special Facilities, Compagnie Natle Air France, Rev., VAR, LOC: Societe Generale, 2.42%, 09/01/05	2,500
	Chicago O'Hare International Airport, ACES, General Airport Second Lien,
5,900	Series B, Rev., VAR, LOC: Bayerische Landesbank, 2.39%, 09/06/05	5,900
9,965	Series B, Rev., VAR, LOC: Societe Generale, 2.27%, 09/06/05	9,965
19,540	City of Chicago, Midway Airport, Series SG-97, Rev., VAR, MBIA, 2.53%, 09/06/05	19,540
6,075	City of Chicago, Multi-Family Housing, Barbara Jean Wright Apartments, Series A, Rev., VAR, LOC: Lasalle Bank N.A., 2.57%, 09/05/05	6,075
20,000	City of Chicago, Municipal Securities Trust Receipts, Series SGA-99, GO, VAR, FGIC, LIQ: Societe Generale, 2.41%, 09/07/05	20,000
41,100	City of Chicago, Water, Second Lien, Rev., VAR, MBIA, 2.50%, 09/05/05	41,100
	Cook County,
4,503	Series 403, GO, VAR, FGIC, LIQ: Morgan Stanly Dean Witter, 2.52%, 09/07/05	4,503
7,345	Series PT-1497, GO, VAR, FGIC, 2.53%, 09/02/05	7,345
10,285	Jackson County, Multi-family Housing, Series 2943, Rev., VAR, 2.62%, 09/02/05	10,285
19,585	Will County Exxon Mobil Project, Rev., VAR, 2.25%, 09/01/05	19,585

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Illinois - Continued
$5,380	Du Page County Community Unit School
	District No. 200 Wheaton, Series RR-II-R-4013,
	GO, VAR, FSA, LIQ: Citigroup Global Markets,
	2.53%, 09/03/05	$5,380
2,205	Illinois Development Finance Authority, IDR, CFC International, Inc., Project, Rev., VAR, LOC: Lasalle National Bank, 2.57%, 09/05/05	2,205
4,485	Illinois Development Finance Authority, IDR, CHS Acquisition Corp. Project, Rev., VAR, LOC: Fifth Third Bank, 2.53%, 09/06/05	4,485
1,305	Illinois Development Finance Authority, IDR, Toughy Ltd. Partnership Project, Rev., VAR, LOC: Lasalle National Bank, 2.46%, 09/05/05	1,305
	Illinois Educational Facilities Authority, Northwestern Memorial Hospital,
6,100	Series B-2, Rev., VAR, 2.28%, 09/01/05	6,100
6,895	Series PA-896, Rev., VAR, 2.53%, 09/06/05	6,895
4,700	Illinois Educational Facilities Authority, St. Xavier University Project, Series A, Rev., VAR, LOC: Lasalle Bank N.A., 2.51%, 09/05/05	4,700
9,500	Illinois Finance Authority, Northwestern University, Sub Series A, Rev., VAR, 2.32%, 09/02/05	9,500
10,000	Illinois Finance Authority, Residential Rental, Rev., VAR, LIQ: FHLMC, 2.53%, 09/02/05	10,000
12,000	Illinois Finance Authority, University of Chicago, Series B, Rev., VAR, 2.49%, 09/07/05	12,000
3,340	Illinois Finance Authority, Vincent De Paul Project, Series A, Rev., VAR, 2.34%, 09/07/05	3,340
16,500	Illinois Educational Facilities Authority, University of Chicago, Series B, Rev., VAR, 2.49%, 09/07/05	16,500
11,800	Illinois Health Facilities Authority, Gottlieb Health Resources, Inc., Rev., VAR, LOC: Harris Trust & Savings Bank, 2.36%, 09/07/05	11,800
2,010	Illinois Health Facilities Authority, Loyola University Health System, Series B, Rev., VAR, MBIA, 2.34%, 09/07/05	2,010
13,850	Illinois Health Facilities Authority, OSF Healthcare System, Rev., VAR, LOC: Fifth Third Bank, 2.30%, 09/01/05	13,850
13,000	Illinois Health Facilities Authority, Swedish Covenant Hospital Project, Rev., VAR, AMBAC, 2.34%, 09/01/05	13,000

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Illinois - Continued
$1,800	Illinois Health Facilities Authority, The Carle
	Foundation, Series B, Rev., VAR, AMBAC,
	2.38%, 09/07/05	$1,800
26,985	Illinois Housing Development Authority, Rev., VAR, 2.27%, 09/07/05	26,985
	Illinois Housing Development Authority, Homeowner Mortgage,
10,175	Series A-3, Rev., VAR, 2.42%, 09/07/05	10,175
7,500	Series C-3, AMT, Rev., VAR, 2.55%, 09/07/05	7,500
9,305	Illinois Housing Development Authority, Southern Hills/Orlando, Series B, Rev., VAR, FSA, 2.50%, 09/05/05	9,305
20,435	Illinois State Toll Highway Authority, Series PT-2913, Rev., VAR, 2.53%, 01/01/06	20,435
	State of Illinois,
13,150	Series 2003-33, GO, VAR, FGIC, LIQ: BNP Paribas, 2.53%, 09/03/05	13,150
10,000	Series B, GO, VAR, 2.45%, 09/05/05	10,000
2,075	State of Illinois, Municipal Securities Trust Receipts, Series SGA-103, GO, VAR, LIQ: Societe Generale, 2.32%, 09/01/05	2,075
3,255	State of Illinois, Sales Tax, Municipal Securities Trust Certificates, Series SG-9, VAR, LIQ: Societe Generale, 2.53%, 09/03/05	3,255
2,570	Lake County IDR, A.L. Hansen Manufacturing Co. Project, Rev., VAR, LOC: Harris Trust & Savings Bank, 2.66%, 09/06/05	2,570
985	City of Libertyville, IDR, Libertyville Manor Project, Rev., VAR, LOC: National City Bank, 2.56%, 09/05/05	985
18,300	City of Lisle, Multi-Family Housing, Four Lakes Phase V, Rev., VAR, FNMA, 2.37%, 09/02/05	18,300
7,000	Metropolitan Pier & Exposition Authority, Dedicated State Tax, EAGLE, Series 20040030, Class A , Rev., VAR, MBIA, LIQ: Citibank N.A., 2.53%, 09/07/05	7,000
4,510	City of Mount Morris, Brethren Home Project, Rev., VAR, LOC: U.S. Bank N.A., 2.51%, 09/06/05	4,510
	Municipal Securities Trust Certificates,
100	Series 2000-93, Class A, Rev., VAR, LOC: Bear Stearns Capital Markets, 2.34%, 09/01/05	100

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Illinois - Continued
$5,500	Series 2001-9021, Class A, GO, VAR, FSA,
	LIQ: Bear Stearns Capital Markets,
	2.41%, 09/05/05	$5,500
11,530	Series 2004-218, Class A, Rev., VAR, MBIA, LIQ: Bear Stearns Capital Markets, 2.55%, 09/07/05	11,530
17,210	Series 2005-223, Class A, GO, VAR, FGIC, 2.55%, 09/02/05	17,210
	Regional Transportation Authority,
50,000	Series B, Rev., VAR, 2.37%, 09/07/05	50,000
6,540	Series PT-1448, Rev., VAR, FGIC, 2.53%, 09/04/05	6,540
10,000	Series PT-2424, Rev., VAR, GO, FSA, 2.53%, 09/07/05	10,000
19,800	Series PT-818-D, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 2.52%, 09/01/05	19,800
8,900	University of Illinois, Health Services Facilities System, Series B, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 2.38%, 09/04/05	8,900
7,435	Will County, Exempt Facilties, ExxonMobil Project, Rev., VAR, 2.25%, 09/01/05	7,435
		736,358
	Indiana - 1.2%
7,695	Boone County Hospital Association, Series PT-2828, Rev., VAR, FGIC, LIQ: Merrill Lynch Capital Services, 2.53%, 09/04/05	7,695
6,035	Carmel School Building Corp., Series ROCS-RR-II-R-S014, Rev., VAR, MBIA, LIQ: Citigroup Global Markets, 2.53%, 09/01/05	6,035
6,850	Center Grove 2000 Building Corp/IN, Series PT-2699, Rev., VAR, FGIC, 2.53%, 09/04/05	6,850
6,375	Danville Multi-School Building Corp., Series PT-1483, Rev., VAR, FSA, 2.53%, 09/07/05	6,375
5,000	DeKalb County Economic Development, New Process Steel Project, Rev., VAR, LOC: Bank of America N.A., 2.60%, 09/02/05	5,000
6,725	Dyer Redevelopment Authority, Economic Development Lease Rent, Series PT-2697, Rev., VAR, FGIC, 2.53%, 01/15/06	6,725
7,505	Hammond School Building Corp., Series RR-II-R-6516, Rev., GO, VAR, MBIA, LIQ: Citibank N.A., 2.53%, 09/02/05	7,505

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Indiana - Continued
$25,000	Indiana Bond Bank, Advance Funding
	Program Notes, Series A, Rev., 3.25%, 01/26/06	$25,093
5,055	Indiana Health Facility Financing Authority, Series PA-1069, VAR, 2.53%, 09/02/05	5,055
	Indiana Health Facility Financing Authority, Ascension Health Credit Group,
17,000	Series A-1, Rev., VAR, 2.72%, 05/15/06	17,000
11,500	Series A-2, Rev., VAR, 2.72%, 06/04/06	11,500
7,100	Indiana Health Facility Financing Authority, Clarian Health Obligation Group, Series C, Rev., VAR, 2.36%, 09/02/05	7,100
2,485	Indiana Health Facility Financing Authority, Community Hospitals Project, Series A, Rev., VAR, LOC: Bank of America N.A., 2.50%, 09/02/05	2,485
5,310	Indiana Transportation Finance Authority, Series PT-2296, Rev., VAR, FGIC, 2.53%, 09/07/05	5,310
19,500	Indiana Transportation Finance Authority, Municipal Securities Trust Receipts, Series SGA-113, Rev., VAR, LIQ: Societe Generale, 2.32%, 09/01/05 (p)	19,500
8,620	City of Indianapolis, Local Public Improvement Bond Bank, Series PT-1408, Rev., VAR, MBIA, 2.53%, 09/05/05	8,620
5,555	Merrillville Multi School Building Corp., Series PT-2841, Rev., VAR, FGIC, 2.53%, 09/02/05	5,555
7,200	Monroe County Hospital Authority, Rev., VAR, MBIA, 2.36%, 09/06/05	7,200
7,900	St. Joseph County Educational Facilities, University of Notre Dame, Rev., VAR, LIQ: Bank of America, 2.35%, 09/04/05	7,900
6,100	Tell City-Troy Township Elementary School Building Corp., Series PT 2825, Rev., VAR, FSA, 2.53%, 09/02/05	6,100
		174,603
	Iowa - 0.3%
3,345	City of Des Moines, Series PT-2268, GO, VAR, AMBAC, 2.53%, 09/07/05	3,345
20,000	Iowa Finance Authority, Healthcare Facilities, Series B-3, Rev., VAR, AMBAC, 2.32%, 09/07/05	20,000
3,200	Iowa Finance Authority, Health System, Series B, Rev., VAR, AMBAC, 2.38%, 09/02/05	3,200

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Iowa - Continued
	Iowa Finance Authority, Single Family Mortgage,
$8,500	Series D, Rev., VAR, GNMA, 2.56%, 09/01/05	$8,500
5,900	Series F, Rev., VAR, LOC: Wells Fargo Bank N.A, 2.58%, 09/01/05	5,900
		40,945
	Kansas - 0.7%
2,000	Eagle Tax-Exempt Trust, Weekly Option Mode, Series 2000-1601, VAR, 2.53%, 09/07/05	2,000
	Kansas State Department of Transportation, Highway,
2,280	Series B-1, Rev., VAR, 2.27%, 09/01/05	2,280
18,000	Series C-1, Rev., VAR, 2.27%, 09/06/05	18,000
27,500	Series C-2, Rev., VAR, 2.36%, 09/06/05	27,500
41,700	Series C-4, Rev., VAR, 2.48%, 09/07/05	41,700
9,780	Overland Park, Floating Rate Receipts, Series SG-155, 2.53%, 09/03/05	9,780
		101,260
	Kentucky - 0.7%
16,275	City of Jeffersontown, Lease Program, Kentucky League of Cities Funding Trust, Rev., VAR, LOC: U.S. Bank N.A., 2.71%, 09/07/05	16,275
35,000	Kentucky Asset Liability Commission, Series A, TRAN, Rev., 4.00%, 06/28/06	35,372
21,035	Kentucky Asset Liability Commission, Series PT-2850, Rev., VAR, MBIA, LIQ: Merrill Lynch Capital Services, 2.53%, 09/01/05	21,035
2,140	Kentucky Development Finance Authority, Pooled Loan Program, Series A, Rev., VAR, FGIC, LOC: Helaba, 2.53%, 09/01/05	2,140
20,350	Kentucky Higher Education Student Loan Corp, Series E, Rev., VAR, AMBAC, 2.42%, 09/07/05	20,350
15,000	Louisville & Jefferson County, Metropolitan Sewer District, Sewer & Drain Systems, Series SG-132, Rev., VAR, FGIC, 2.53%, 09/05/05	15,000
900	Louisville & Jefferson County, Regional Airport Authority, UPS Worldwide Forwarding, Series C, Rev., VAR, 2.37%, 09/01/05	900
		111,072
	Louisiana - 1.2%
12,000	ABN AMRO Munitops Certificate Trust, Series 2002-17, Rev., VAR, AMBAC, 2.42%, 09/04/05	12,000

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Louisiana - Continued
$68,250	City of New Orleans Sewer Services, BAN,
	Rev., 3.00%, 07/26/06 (i)	$68,333
9,000	East Baton Rouge Parish, Solid Waste Disposal Authority, Exxon Corp. Project, Rev., VAR, 2.32%, 09/01/05	9,000
1,285	Iberia Parish, IDB, IDR, Cuming Insulation Corp. Project, Rev., VAR, LOC: Regions Bank, 2.63%, 09/01/05	1,285
25,012	Koch Floating Rate Trust, Weekly Certificates, Series 1, Rev., VAR, LIQ: State Street Bank & Trust Co, 2.69%, 09/01/05	25,012
2,930	Louisiana Housing Finance Agency, Series PT-1340, Rev., VAR, 2.57%, 09/03/05	2,930
8,365	Louisiana Local Government, Environmental Facilities & Community Development, Series A, Rev., VAR, LOC: Regions Bank, 2.51%, 09/04/05	8,365
3,100	Louisiana Public Facilities Authority, IDB, Kenner Hotel, Ltd., Rev., VAR, LOC: Bank of America N.A., 2.33%, 09/01/05	3,100
10,525	Louisiana Public Facilities Authority, Inter Community Healthcare Project, Rev., VAR, LOC: Hibernia National Bank, 2.50%, 09/05/05	10,525
4,365	Louisiana Public Facilities Authority, LSU Alumni Association Project, Rev., VAR, LOC: Regions Bank, 2.52%, 09/05/05	4,365
5,345	Louisiana Public Facilities Authority, Pennington Medical Foundation Project, Rev., VAR, FNMA AGMT, LOC: BNP Paribas, 2.40%, 09/06/05	5,345
	New Orleans Aviation Board,
14,000	Series 1011, VAR, AMBAC, 2.45%, 09/05/05	14,000
8,410	Series A, Rev., VAR, MBIA, 2.45%, 09/07/05	8,410
4,950	South Louisiana Port Commission, Marine Terminal Facilities, Occidental Petroleum, Rev., VAR, LOC: Bayerische Landesbank, 2.40%, 09/01/05	4,950
		177,620
	Maine - 0.8%
9,500	Maine Finance Authority, Jackson Lab Issue, Series 2002, Rev., VAR, LOC: Fleet National Bank, 2.54%, 09/05/05	9,500

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Maine - Continued
$6,885	Maine Health & Higher Educational Facilities
	Authority, Series B, Rev., VAR, AMBAC,
	2.35%, 09/07/05	$6,885
6,250	Maine State Housing Authority, General Housing, Series MT-006, Rev., VAR, 2.58%, 09/07/05	6,250
	Maine State Housing Authority, Mortgage,
10,000	Series C-3, Rev., VAR, 2.58%, 09/04/05	10,000
7,500	Series D-3, Rev., VAR, 2.55%, 09/04/05	7,500
20,000	Series D-3, Rev., VAR, 2.55%, 11/15/05	20,000
42,415	Series E-2, Rev., VAR, AMBAC, 2.58%, 09/03/05	42,415
21,000	State of Maine, TAN, GO, 4.00%, 06/30/06	21,220
		123,770
	Maryland - 1.3%
23,825	Baltimore IDA, IDR, Baltimore Capital Acquisition, Rev., VAR, LOC: Bayerische Landesbank, 2.38%, 09/07/05	23,825
3,135	Community Development Administration, Multi- Family Development, Avalon Lea Apartment Project, Rev., VAR, FNMA, 2.34%, 09/05/05	3,135
3,775	Maryland Community Development Administration, Department of Housing & Community Development Multi-Family Housing, Waters Tower, Series G, Rev., VAR, LOC: Bank of America N.A., 2.39%, 09/06/05	3,775
12,400	Maryland Community Development Administration, Department of Housing & Community Development Residential, Series C, Rev., VAR, 2.55%, 09/07/05	12,400
3,000	Maryland Community Development Administration, Department of Housing & Community Development Multi-Family Housing, Parklane Apartments, Rev., VAR, LIQ: FNMA, 2.41%, 09/07/05	3,000
20,800	Maryland Health & Higher Educational Facilities Authority, Series D, Rev., VAR, LOC: Bank of America, 2.48%, 09/02/05	20,800
3,310	Maryland State Economic Development Corp., Series L9-J, Rev., VAR, FSA, 2.53%, 09/05/05	3,310
5,215	Maryland State Health & Higher Educational Facilities Authority, Series 825, Rev., VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 2.52%, 09/02/05	5,215

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Maryland - Continued
$2,150	Maryland State Health & Higher Educational
	Facilities Authority, Loyola College Issue,
	Series B, Rev., VAR, MBIA, 2.48%, 09/04/05	$2,150
9,000	Maryland State Health & Higher Educational Facilities Authority, Municipal Securities Trust Receipts, Series SGA-143, Rev., VAR, LIQ: Societe Generale, 2.41%, 09/07/05	9,000
48,095	Maryland State Stadium Authority, Sports Facilities Lease, Rev., VAR, LIQ: Bank of America N.A., 2.41%, 09/07/05	48,095
23,900	Maryland State Transportation Authority, Passenger Facility Charge, Baltimore/ Washington Airport, Series A, Rev., VAR, LOC: State Street Bank & Trust Co., 2.48%, 09/02/05	23,900
6,400	Montgomery County Housing Opportunites Commission, Multi-Family Housing, Falklands, Series B, Rev., VAR, FNMA, 2.21%, 09/07/05	6,400
10,700	Montgomery County Housing Opportunites Commission, Multiple Purpose, Series C, Rev., VAR, 2.41%, 09/07/05	10,700
5,100	Montgomery County Housing Opportunities Commission, The Grand-Issue I, Rev., VAR, LIQ: FNMA, 2.39%, 09/05/05	5,100
1,020	Northeast Waste Disposal Authority, Resource Recovery, Harford County Resources, Rev., VAR, AMBAC, 2.28%, 09/07/05	1,020
	Washington Suburban Sanitation District,
5,700	Series A, BAN, GO, VAR, 2.45%, 09/01/05	5,700
8,100	Series A, BAN, GO, VAR, 2.45%, 09/05/05	8,100
5,100	Washington Suburban Sanitation District, Multi-Modal, Series A, BAN, GO, VAR, 2.45%, 09/06/05	5,100
		200,725
	Massachusetts - 3.4%
6,030	Canton Housing Authority, Multi-Family Housing, Canton Arboretum Apartments, Rev., VAR, LIQ: FNMA, 2.37%, 09/07/05	6,030
13,500	City of Barnstable, BAN, 3.75%, 06/16/06	13,614
8,000	Clipper Tax-Exempt Trust, Term COP, Series 2001-4, VAR, LIQ: State Street Bank & Trust Co, 2.28%, 01/01/06	8,000

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Massachusetts - Continued
	Commonwealth of Massachusetts,
$11,300	Series A, GO, VAR, 2.37%, 09/02/05	$11,300
35,000	Series B, GO, VAR, 2.50%, 09/01/05	35,000
9,995	Series PA-800, LIQ: Merrill Lynch Capital Services, 2.51%, 09/01/05	9,995
7,830	Series PT-1576, GO, VAR, MBIA, 2.51%, 09/01/05	7,830
115	Series PT-2008, GO, VAR, AMBAC, 2.51%, 09/01/05	115
9,795	Series PT-2238, GO, VAR, 2.51%, 09/02/05	9,795
21,120	Series PT-2618, GO, VAR, FSA, LIQ: Merrill Lynch Capital Services, 2.51%, 09/01/05	21,120
3,750	Commonwealth of Masschusetts, EAGLE, Series 20040004, Class A, GO, VAR, 2.52%, 09/04/05	3,750
56,000	Lincoln-Sudbury Regional School District, BAN, GO, VAR, 3.00%, 10/07/05	56,020
5,750	Massachusetts Bay Transportation Authority, Municipal Securities Trust Receipts, Special Assessment, Series SGA-123, VAR, LIQ: Societe Generale, 2.41%, 09/05/05	5,750
	Massachusetts Bay Transportation Authority,
5,030	EAGLE, Series 20040031, Class A, Rev., VAR, LIQ: Citibank N.A., 2.52%, 09/03/05	5,030
28,000	Series 720050007, Class A, Rev., VAR, LIQ: Citibank N.A., 2.52%, 09/02/05	28,000
10,000	Massachusetts Development Finance Agency, Brimmer & May School, Rev., VAR, LOC: Sovereign Bank FSB, 2.49%, 09/01/05	10,000
	Massachusetts Development Finance Agency, Clark University,
14,710	Series B, Rev., VAR, AMBAC, 2.37%, 09/05/05	14,710
13,215	Series A, Rev., VAR, AMBAC, 2.37%, 09/05/05	13,215
7,000	Rev., VAR, AMBAC, 2.37%, 09/02/05	7,000
6,000	Massachusetts Development Finance Agency, ISO New England, Inc., Rev., VAR, LOC: Keybank N.A., 2.52%, 09/01/05	6,000
4,560	Massachusetts Development Financing Agency, The Bridge Issue, Rev., VAR, LOC: Fleet National Bank, 2.34%, 09/05/05	4,560
9,705	Massachusetts Health & Educational Facilities Authority, Amherst College, Series I, Rev., VAR, 2.37%, 11/01/05	9,705

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Massachusetts - Continued
	Massachusetts Health & Educational Facilities Authority, Capital Assets Program,
$1,000	Series D, Rev., VAR, MBIA, 2.33%, 09/01/05	$1,000
9,690	Series E, Rev., VAR, LOC: Fleet National Bank, 2.30%, 09/01/05	9,690
	Massachusetts Health & Educational Facilities Authority, Partners in Healthcare,
4,585	Series D-6, Rev., VAR, 2.30%, 09/01/05	4,585
85,200	Series F-3, Rev., VAR, 2.48%, 09/02/05	85,200
2,200	Massachusetts Health & Educational Facilities Authority, University of Massachusetts, Series A, Rev., VAR, LOC: Dexia Credit Local, 2.32%, 09/05/05	2,200
	Massachusetts Housing Finance Agency,
4,000	Series F, Rev., VAR, FSA, 2.35%, 09/03/05	4,000
4,920	Series G, Rev., VAR, 2.35%, 09/03/05	4,920
5,820	Massachusetts Housing Finance Agency, Single Family, Rev., VAR, FSA, 2.38%, 09/01/05	5,820
40,160	Massachusetts School Building Authority, EAGLE, Series 720050069, Class A, FSA, LIQ: Citibank N.A., 2.52%, 02/15/06	40,160
9,525	Massachusetts State Industrial Finance Agency, Whitehead Institute for Biomedical Research, Rev., VAR, 2.32%, 09/02/05	9,525
2,506	Massachusetts State Turnpike Authority, Series 334, Rev., VAR, MBIA, LIQ: Morgan Stanley Dean Witter, 2.51%, 09/05/05	2,506
	Massachusetts State Water Resources Authority,
4,900	Series B, Rev., VAR, AMBAC, 2.35%, 09/06/05	4,900
2,450	Sub Series B, Rev., VAR, FGIC, 2.35%, 09/06/05	2,450
35,550	Sub Series C, Rev., VAR, FGIC, 2.35%, 09/07/05	35,550
1,000	Sub Series D, Rev., VAR, LOC: Landesbank Baden-Wurttm, 2.30%, 09/01/05	1,000
14,201	Northboro Southboro Regional School District, BAN, GO, VAR, 3.00%, 10/27/05	14,209
		514,254
	Michigan - 2.4%
5,000	ABN AMRO Munitops Certificate Trust, Series 2002-29, GO, VAR, FGIC Q-SBLF, 2.41%, 09/01/05	5,000
8,510	Detroit City School District, Series 2003-28, GO, VAR, LIQ: BNP Paribas, 2.52%, 09/03/05	8,510

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Michigan - Continued
$26,720	Detroit City School District, EAGLE,
	Series 720050072, Class A, VAR, FSA,
	LIQ: Citibank N.A., 2.53%, 11/01/05	$26,720
2,955	Detroit City School District, Merlots, Series B-1, GO, VAR, INS: FGIC, 2.40%, 09/03/05	2,955
	Detroit, Sewer Disposal, Senior Lien,
3,350	Series B, Rev., VAR, FSA, 2.30%, 09/01/05	3,350
1,945	Series C-1, Rev., VAR, FSA, 2.53%, 09/06/05	1,945
5,300	East Lansing School District, Series ROCS-RR-II-R-2188, GO, VAR, MBIA, LIQ: Citigroup Global Markets, 2.53%, 09/04/05	5,300
7,450	East Lansing School District, Municipal Securities Trust Receipts, Series SGA-114, GO, VAR, LIQ: Societe Generale, 2.41%, 09/07/05	7,450
2,600	City of Grand Rapids, Water Supply, Rev., VAR, FGIC, LOC: Societe Generale, 2.34%, 09/01/05	2,600
20,825	Holt Public Schools, GO, VAR, LIQ: Landesbank Hessen-Thueringen, 2.50%, 09/02/05	20,825
12,300	Lakeview School District, Calhoun, School Building & Site, Series B, GO, VAR, LIQ: Landesbank Hessen-Thueringen, 2.50%, 09/01/05	12,300
6,945	Michigan State Building Authority, Series ROCS-RR-II-R-1049, Rev., VAR, LIQ: Salomon Smith Barney, 2.53%, 09/06/05	6,945
	Michigan State Hospital Finance Authority,
8,970	Series PA-919, Rev., VAR, 2.52%, 09/01/05	8,970
7,495	Series PT-668, Rev., VAR, MBIA, 2.52%, 09/02/05	7,495
10,000	Michigan State Hospital Finance Authority, Ascension, Series B-1, Rev., VAR, 2.31%, 09/07/05	10,000
6,350	Michigan State Housing Development Authority, Multi-Family Housing, Canton Club, Series A, Rev., VAR, LIQ: FNMA, 2.52%, 09/02/05	6,350
3,170	Michigan State Housing Development Authority, Multi-Family Housing, River Place Apartments, Rev., VAR, LOC: Bank of New York, 2.40%, 09/01/05	3,170
12,125	Michigan State Housing Development Authority, Rental Housing, Series B, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 2.33%, 09/01/05	12,125
	Michigan State University,
1,205	Series A, Rev., VAR, 2.30%, 09/01/05	1,205
26,100	Series A, Rev., VAR, 2.34%, 09/02/05	26,100

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Michigan - Continued
$2,800	Series B, Rev., VAR, 2.34%, 09/02/05	$2,800
16,985	Milan Area Schools, GO, VAR, LOC: Landesbank Hessen-Thueringen, 2.50%, 09/06/05	16,985
11,800	Oakland University, Rev., VAR, FGIC, 2.45%, 09/06/05	11,800
17,030	Saline Area Schools, GO, VAR, LIQ: Helaba, 2.50%, 09/02/05	17,030
	State of Michigan,
19,485	Series C, Rev., GAN, VAR, INS: FSA, 2.36%, 09/07/05	19,485
37,000	Series A, GO, 2.15%, 09/30/05	37,038
18,000	Series D, Rev., GAN, VAR, FSA, 2.36%, 09/07/05	18,000
4,395	Series PT-2021, GO, VAR, 2.52%, 09/03/05	4,395
1,395	University of Michigan, Rev., VAR, 2.49%, 09/05/05	1,395
8,325	University of Michigan, Medical Services Plan, Series A-1, Rev., VAR, 2.35%, 09/01/05	8,325
	University of Michigan, Hospital,
600	Series A, Rev., VAR, 2.30%, 09/01/05	600
5,600	Series A-2, Rev., VAR, 2.35%, 09/01/05	5,600
6,000	Series B, Rev., VAR, 2.49%, 09/02/05	6,000
1,500	University of Michigan, Medical Services Plan, Series A, Rev., VAR, 2.32%, 09/02/05	1,500
15,255	Wayne Charter County, Detroit Metropolitan, Wayne Charter Airport, Junior Lien, Rev., VAR, INS: FSA, 2.52%, 09/02/05	15,255
11,075	Wayne Charter County, Wayne Charter Airport, Floating Rate Receipts, Series SG-122, Rev., VAR, LIQ: Societe Generale, 2.52%, 09/06/05	11,075
		356,598
	Minnesota - 0.6%
	Minneapolis & St. Paul Metropolitan Airports Commission, Municipal Securities Trust Receipts,
8,710	Series SG-136, Rev., VAR, FGIC, 2.53%, 09/05/05	8,710
9,000	Series SGA-127, Rev., VAR, FGIC, LIQ: Societe Generale, 2.41%, 09/05/05	9,000
	Minnesota Housing Finance Agency, Residential Housing, AMT,
5,000	Series B, Rev., VAR, 2.58%, 09/01/05	5,000
5,600	Series J, Rev., VAR, 2.58%, 09/01/05	5,600
40,000	Series I, Rev., VAR, 2.58%, 09/02/05	40,000
12,000	Minnesota Housing Finance Agency, Residential Housing, Series C, AMT, Rev., VAR, 2.58%, 09/02/05	12,000

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Minnesota - Continued
$4,995	Minnesota Public Facilities Authority, PCR,
	Water, Series RR-II-R-31, Rev., VAR,
	LIQ: Citibank N.A., 2.53%, 09/02/05	$4,995
4,205	City of St. Louis Park, Catholic Finance Corp., Rev., VAR, LOC: Allied Irish Bank plc, 2.52%, 09/05/05	4,205
7,995	Washington County Housing & Redevelopment Authority, Multi-Family Housing, Series PT-702, Rev., LIQ: Federal Home Loan Mortgage Corp., 2.57%, 09/05/05	7,995
		97,505
	Mississippi - 0.2%
6,620	Clipper Tax-Exempt Certificate Trust, Series 2005-16, Rev., AMT, VAR, 2.69%, 09/01/05	6,620
900	Jackson County, PCR, Chevron, USA, Inc., Project, Rev., VAR, 2.30%, 09/01/05	900
10,000	Mississippi Development Bank Special Obligation, Series PT-1494, Rev., VAR, FSA, 2.48%, 09/07/05	10,000
7,250	Mississippi Hospital Equipment & Facilites Authority, Series 1, Rev., VAR, 2.52%, 09/01/05	7,250
4,315	State of Mississippi, Series RR-II-R-1043, GO, VAR, FGIC, LIQ: Salomon Smith Barney, 2.53%, 09/01/05	4,315
		29,085
	Missouri - 1.1%
	Bi-State Development Agency, Metropolitan District,
11,185	Series PT-1593, Rev., VAR, FSA, 2.53%, 09/06/05	11,185
14,310	Series SG-175, Rev., VAR, FSA, 2.53%, 09/02/05	14,310
11,125	City of O'Fallon, COP, Series PT-1396, VAR, MBIA, 2.53%, 09/07/05	11,125
2,750	Kansas City IDA, IDR, Livers Bronze Co. Project, Rev., VAR, LOC: Bank of America N.A., 2.57%, 09/03/05	2,750
	Missouri Higher Education Loan Authority, Student Loan,
3,000	Series B, Rev., VAR, LOC: Bank of America N.A., 2.42%, 09/07/05	3,000
1,600	Series B, Rev., VAR, MBIA, 2.42%, 09/05/05	1,600
1,595	Missouri Housing Development Commission, Series PT-1286, Rev., VAR, LIQ: Merrill Lynch Capital Services, 2.57%, 09/03/05	1,595

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Missouri - Continued
$6,900	Missouri Housing Development Commission,
	Single Family Mortgage, Series L-5J,
	Regulation D, Rev., VAR, LIQ: Lehman
	Liquidity LLC, 2.53%, 09/05/05	$6,900
17,100	Missouri State Health & Educational Facilities Authority, Assemblies of God College, Rev., VAR, LOC: Bank of America N.A., 2.50%, 09/02/05	17,100
2,500	Missouri State Health & Educational Facilities Authority, EAGLE, Series 2002-6026, Class A, Rev., VAR, LIQ: Citibank N.A., 2.53%, 09/02/05	2,500
	Missouri State Health & Educational Facilities Authority, Washington University,
29,700	Series B, Rev., VAR, 2.30%, 09/01/05	29,700
40,000	Series C-4, Rev., VAR, FSA, 2.35%, 09/01/05	40,000
18,300	Missouri State Highways & Transit Commission, Series B-4, Rev., VAR, 2.24%, 09/05/05	18,300
		160,065
	Nebraska - 0.5%
45,353	American Public Energy Agency, National Public Gas Agency Project, Series A, Rev., VAR, 2.47%, 09/02/05	45,353
18,000	American Public Energy Agency, Gas Supply, Series A, Rev., VAR, 2.48%, 09/01/05	18,000
3,285	NEBHELP, Inc., Multi-Modal, Series A-11, Rev., VAR, MBIA, 2.43%, 09/05/05	3,285
	Nebraska Investment Finance Authority, Single Family Housing,
5,550	Series E, Rev., VAR, 2.50%, 09/03/05	5,550
4,415	Series N-7, Regulation D, Rev., VAR, 1.75%, 09/01/05	4,415
		76,603
	Nevada - 1.0%
	Clark County School District,
10,920	Series PT-2556, Rev., VAR, 2.53%, 12/15/05	10,920
11,600	Series PT-2556, Rev., VAR, 2.53%, 12/15/05	11,600
5,910	Series PT-2406, GO, VAR, MBIA, 2.53%, 09/07/05	5,910
380	Clark County, Airport Improvement Sub Lien, Series A-2, Rev., VAR, LOC: Westdeutsche Landesbank, 2.42%, 09/07/05	380
14,460	Clark County, Airport, Sublien, Series C, Rev., VAR, 2.34%, 09/06/05	14,460

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Nevada - Continued
	Nevada Housing Division, Multi-Unit Housing,
$6,750	Series A, Rev., VAR, LIQ: FNMA, 2.55%, 09/03/05	$6,750
3,195	Series M, Rev., VAR, LOC: East West Bank, 2.55%, 09/05/05	3,195
10,465	Series A, Rev., VAR,, 5.10%, 09/07/05	10,465
9,500	Nevada Housing Division, Multi-Unit Housing, Flamingo Road, Series A, Rev., VAR, LOC: Heller Financial Inc, 2.65%, 09/05/05 (e)	9,500
7,800	Nevada Housing Division, Multi-Unit Housing, Fort Apache, Series A, Rev., VAR, LOC: Heller Financial, Inc., 2.65%, 09/05/05	7,800
3,390	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VAR, LIQ: FNMA, 2.55%, 09/02/05	3,390
4,350	Nevada Housing Division, Multi-Unit Housing, Joshua Villas, Series E, Rev., VAR, LOC: East West Bank, 2.55%, 09/01/05	4,350
5,455	Nevada Housing Division, Multi-Unit Housing, Judith Villas, Series C, Rev., VAR, LOC: East West Bank, 2.55%, 09/01/05	5,455
5,385	Nevada Housing Division, Multi-Unit Housing, Sundance Village, Rev., VAR, LOC: Citibank N.A., 2.55%, 09/05/05	5,385
16,300	Nevada Housing Division, Multi-Unit Housing, Sonoma Palms, Rev., VAR, LIQ: FNMA, 2.58%, 09/02/05	16,300
	State of Nevada,
4,800	Series PT-403, GO, VAR, 2.53%, 09/07/05	4,800
8,910	Series ROCS-RR-II-R-4054, GO, VAR, FSA, LIQ: Citigroup Global Markets, 2.53%, 09/04/05	8,910
9,000	Series SG-39, LIQ: Societe Generale, 2.53%, 09/07/05	9,000
5,800	Truckee Meadows Water Authority, Municipal Securities Trust Receipts, Series SGA-137, Rev., VAR, FSA, LIQ: Societe Generale, 2.32%, 09/01/05	5,800
		144,370
	New Hampshire - 0.3%
5,885	New Hampshire Health & Education Facilities Authority, Riverbend, Rev., VAR, LOC: Banknorth N.A., 2.50%, 09/05/05	5,885

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	New Hampshire - Continued
	New Hampshire Higher Educational & Health Facilities Authority,
$4,290	Series 772, Rev., VAR, FGIC, LIQ: Morgan
	Stanley Municipal Funding, 2.53%, 09/06/05	$4,290
10,000	Series PT-866, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 2.53%, 09/04/05	10,000
	New Hampshire Higher Educational & Health Facilities Authority, VHA New England, Inc.,
6,300	Series C, Rev., VAR, AMBAC, 2.40%, 09/05/05	6,300
7,250	Series D, Rev., VAR, AMBAC, 2.40%, 09/07/05	7,250
7,200	Series F, Rev., VAR, AMBAC, 2.40%, 09/05/05	7,200
5,200	New Hampshire Housing Finance Authority, Multi-Family Housing, Board Partnership Project, Rev., VAR, FNMA AGMT, 2.37%, 09/03/05	5,200
1,990	New Hampshire Municipal Bond Bank, Educational Institutions, Pinkerton Academy Project, Series B, Rev., VAR, LOC: Fleet National Bank, 2.59%, 09/07/05	1,990
		48,115
	New Jersey - 2.4%
5,780	Burlington County Bridge Commissioner, Community Pooled Loan, Series PT-1546, Rev., VAR, 2.52%, 09/06/05	5,780
2,927	Clipper Tax-Exempt Certificate Trust Partner, COP, Series 1999-2, VAR, 2.69%, 09/01/05	2,927
17,315	Eagle Tax-Exempt Trust Rev., MBIA, 2.52%, 09/05/05	17,315
7,625	Hudson County Improvement Authority, Essential Purpose Pooled Loan, Rev., VAR, LOC: Bank of New York, 2.48%, 09/02/05	7,625
7,900	Mercer County Improvement Authority, Atlantic Foundation & Johnson, Rev., VAR, MBIA, 2.44%, 09/05/05	7,900
11,600	Municipal Securities Trust Certificates, Series 2001-175, Class A, Rev., VAR, AMBAC, 2.36%, 09/06/05	11,600
	New Jersey EDA,
24,755	Series 1149, Rev., AMBAC, 2.51%, 12/15/05	24,755
19,515	Series PT-2805, Rev., VAR, AMBAC, FGIC, 2.52%, 09/01/05	19,515
4,995	Series A, GO, VAR, AMBAC, LIQ: Citibank N.A., 2.52%, 09/03/05	4,995

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	New Jersey - Continued
$4,985	Series PA-828, Rev., VAR, AMBAC, LIQ: Merrill
	Lynch Capital Services, 2.52%, 09/03/05	$4,985
6,000	New Jersey EDA, Diocese of Metuchen, Rev., VAR, LOC: Fleet National Bank, 2.34%, 09/06/05	6,000
1,500	New Jersey Health Care Facilities Financing Authority, Meridian Health Systems, Series B, Rev., VAR, LOC: Fleet National Bank, 2.44%, 09/05/05	1,500
3,365	New Jersey Sports & Exposition Authority, State Contract, Series C, Rev., VAR, MBIA, 2.48%, 09/05/05	3,365
	New Jersey State Turnpike Authority,
18,225	Series C, Rev., VAR, FSA, 2.32%, 09/02/05	18,225
28,150	Series D, Rev., VAR, FGIC, 2.39%, 09/07/05	28,150
25,970	Series ROCS-RR-II-R-399, Rev., VAR, FSA, 2.52%, 09/03/05	25,970
	New Jersey State Educational Facilities Authority,
5,470	Series PT-1597, VAR, 2.52%, 09/03/05	5,470
5,255	Series PT-1599, VAR, 2.52%, 09/03/05	5,255
10,170	Series SG-148, Rev., VAR, LIQ: Societe Generale, 2.52%, 09/04/05	10,170
14,949	Series 981, Rev., VAR, FNMA AGMT, LIQ: Morgan Stanley Municipal Funding, 2.51%, 09/03/05	14,948
31,060	New Jersey State Housing & Mortgage Finance Agency, Series PT-897, Rev., VAR, FHA, 2.80%, 09/03/05	31,060
	New Jersey Transportation Trust Fund Authority,
8,562	Series 941-D, Rev., VAR, FSA, LIQ: Morgan Stanley Municipal Funding, 2.51%, 09/07/05	8,562
10,000	Series PT-2491, Rev., VAR, FGIC, 2.52%, 09/07/05	10,000
5,200	Salem County Improvement Authority, Friends Home Woodstown, Inc., Rev., VAR, LOC: Fleet National Bank, 2.47%, 09/05/05	5,200
82,750	State of New Jersey, Series A, Rev., TRAN, 4.00%, 06/23/06	83,529
		364,801
	New Mexico - 0.3%
12,941	City of Albuquerque, Airport, Sub Lien, Rev., VAR, AMBAC, 2.34%, 09/07/05	12,941
3,200	Chaves County, IDR, Friona Industries LP, Series A, Rev., VAR, LOC: Bank of America N.A., 2.60%, 09/02/05	3,200
18,850	County of Bernalillo, RAN, 2.53%, 06/30/06	19,057

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	New Mexico - Continued
$6,430	New Mexico Finance Authority,
	Series RR-II-R-2118, Rev., VAR, AMBAC, LIQ:
	Citigroup Global Markets, 2.53%, 09/07/05	$6,430
	New Mexico Mortgage Finance Authority,
3,185	Series PT-1308, Rev., VAR, 2.57%, 09/01/05	3,185
3,750	Series PT-1378, Rev., VAR, GNMA/FNMA/FHLMC, 2.57%, 09/04/05	3,750
		48,563
	New York - 15.6%
	ABN AMRO Munitops Certificate Trust,
15,050	Series 2005-12, Rev., VAR, GNMA COLL, 2.64%, 10/20/05 (f)	15,050
13,280	Series 2000-10, VAR, MBIA, 2.41%, 09/07/05	13,280
14,990	Series 2000-11, VAR, PSF-GTD, 2.47%, 09/07/05	14,990
16,685	Series 2000-13, Class C, VAR, PSF-GTD, 2.42%, 09/07/05	16,685
30,795	Series 2000-16, GO, VAR, FGIC, 2.42%, 09/06/05	30,795
9,850	Series 2001-10, GO, VAR, MBIA, 2.42%, 09/06/05	9,850
15,010	Series 2001-21, GO, VAR, MBIA, 2.42%, 09/02/05	15,010
9,995	Series 2002-3, Rev., VAR, GNMA COLL, 2.49%, 09/01/05	9,995
5,500	Series 2002-16, GO, VAR, PSF-GTD, 2.42%, 09/03/05	5,500
24,795	Series 2002-19, Rev., VAR, MBIA-IBC, 2.40%, 09/01/05 (m)	24,795
20,900	Series 2002-21, Rev., VAR, MBIA, 2.84%, 10/01/05 (m)	20,900
4,935	Series 2002-37, Rev., VAR, FHA, GNMA COLL, 2.50%, 09/03/05	4,935
10,750	Series 2004-8, GO, VAR, AMBAC, 2.42%, 09/01/05	10,750
10,000	Series PA-892, Rev., VAR, PSF-GTD, 2.40%, 09/07/05 (e)	10,000
31,495	Series PA-892, Rev., VAR, PSF-GTD, 2.41%, 09/06/05 (e)	31,495
16,610	Series PA-892, Rev., VAR, FGIC, 2.41%, 09/07/05 (e)	16,610
	ABN AMRO Munitops Certificate Trust,
5,000	Series 2001-1, GO, VAR, MBIA, 2.42%, 09/04/05	5,000
5,000	Series 2002-25, GO, VAR., MBIA, 2.41%, 09/06/05	5,000
20,825	Series 2004-1, Rev., VAR, 2.42%, 09/01/05	20,825
	Bank of New York Municipal Certificates Trust,
12,845	Rev., VAR, 2.60%, 09/04/05	12,845

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	New York - Continued
$9,995	Series 4, Rev., VAR, MBIA, 2.60%, 09/06/05	$9,995
23,595	Series PA-892, Rev., VAR, 2.60%, 10/01/05	23,595
24,000	Charter Mac Floater Certificate Trust I, Series NAT-2, Rev., VAR, MBIA, 2.62%, 09/01/05	24,000
29,520	Clipper Tax-Exempt Certificate Trust Partner, Series 2005-4, Rev., VAR, LIQ: State Street Bank & Trust Co, 2.52%, 09/01/05	29,520
10,000	Douglas County, Multi-Family Housing, Autumn Chase Project, Rev., VAR, LIQ: FHLMC, 2.50%, 09/05/05	10,000
6,155	Eagle Tax Exempt Trust, Weekly Option Mode, District of Columbia, Water & Sewer, Series 98-5202, VAR, 2.53%, 09/01/05	6,155
10,000	Eagle Tax Exempt Trust, Weekly Partner Certificate, Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 2.53%, 09/04/05	10,000
	Long Island Power Authority, Electric Systems,
900	Series D, Rev., VAR, FSA, 2.33%, 09/05/05	900
8,700	Series PA-1051, Rev., VAR, FSA, 2.52%, 09/04/05	8,700
9,995	Series PA-513-R, Rev., VAR, FSA, 2.52%, 09/06/05	9,995
2,300	Series PA-522, Rev., VAR, FSA, 2.52%, 09/06/05	2,300
4,800	Series PT-386, Rev., VAR, 2.52%, 09/02/05	4,800
100	Sub Series 2-2B, Rev., VAR, LOC: Bayerische Landesbank, 2.25%, 09/01/05	100
	Metropolitan Transportation Authority,
15,005	2.52%, 09/05/05	15,005
5,000	Series 848-D, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 2.50%, 09/03/05	5,000
54,030	Series A3, GO, VAR, XLCA, 2.45%, 09/05/05	54,030
11,990	Series B-16, Rev., VAR, 2.39%, 09/05/05	11,990
16,900	Series D-2, Rev., VAR, FSA, 2.45%, 09/01/05	16,900
18,975	Sub Series A-1, GO, VAR, CIFG, 2.45%, 09/05/05	18,975
46,800	Sub Series A-2, GO, VAR, CIFG, 2.45%, 09/05/05	46,800
49,375	Metropolitan Transportation Authority, Dedicate Tax Fund, Series B, Rev., VAR, FSA, 0.02%, 09/06/05	49,375
1,520	Monroe County Airport Authority, Series PA-585, Rev., VAR, MBIA, 2.54%, 09/03/05	1,520
7,555	Municipal Securities Trust Certificates, Series 2001-116, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 0.02%, 09/01/05 (e)	7,555

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	New York - Continued
$2,400	Nassau County Interim Finance Authority,
	Municipal Securities Trust Receipts, Special Tax,
	Series SGA-108, VAR, LIQ: Societe Generale,
	2.36%, 09/07/05	$2,400
6,800	Nassau Health Care Corp., Sub Series 2004-C3, Rev., VAR, FSA, 2.50%, 09/05/05	6,800
8,000	New York EDA, Series 883, Rev., VAR, LIQ: FNMA, 2.38%, 09/02/05	8,000
	New York City,
2,600	Series B2, GO, VAR, MBIA, 2.26%, 09/01/05	2,600
21,200	Series C3, GO, VAR, LIQ: BNP Paribas, 2.30%, 09/05/05	21,200
37,500	Series E, GO, VAR, LIQ: Bank of America, 2.30%, 09/01/05	37,500
30,000	Series E, GO, VAR, LIQ: Bank of America, 2.47%, 09/01/05	30,000
14,850	Series 20030016-Class A, GO, VAR, MBIA-IBC, 2.52%, 09/02/05	14,850
14,995	Series ROCS-RR-II-R-389, GO, VAR, FSA, 2.52%, 11/01/05	14,995
11,585	Series PT-2759, Rev., FGIC, LIQ: Merrill Lynch Capital Services, 2.52%, 01/01/06	11,585
4,995	Series PA- 878, GO, VAR, MBIA-IBC, 2.52%, 09/07/05	4,995
9,245	Series PT-405, GO, VAR, 2.52%, 09/06/05	9,245
11,900	Sub Series A-2, Rev., VAR, 2.31%, 09/02/05	11,900
12,100	Sub Series A-3, GO, VAR, LOC: BNP Paribas, 2.30%, 09/01/05	12,100
1,800	Sub Series A-4, GO, VAR, 2.25%, 09/01/05	1,800
10,150	Sub Series A-4, GO, VAR, LOC: Westdeutsche Landesbank, 2.25%, 09/01/05	10,150
300	Sub Series A-5, GO, VAR, LOC: KBC Bank N.V., 2.30%, 09/01/05	300
3,400	Sub Series A-6, GO, VAR, LOC: Helaba, 2.33%, 09/07/05	3,400
25,470	Sub Series A-6, GO, VAR, FSA, 2.25%, 09/01/05	25,470
1,300	Sub Series B-4, GO, VAR, MBIA, 2.30%, 09/01/05	1,300
4,400	Sub Series C-2, GO, VAR, LOC: Bayerische Landesbank, 2.33%, 09/07/05	4,400
6,800	Sub Series C-4, GO, VAR, LOC: BNP Paribas, 2.33%, 09/05/05	6,800
17,000	Sub Series C-5, GO, VAR, LOC: Bank of New York,2.32%, 09/05/05	17,000

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	New York - Continued
$20,815	Sub Series G-2, GO, VAR, LOC: Bank of Nova
	Scotia, 2.33%, 09/05/05	$20,815
18,025	Sub Series H-1, GO, VAR, 2.25%, 09/01/05	18,025
5,300	Sub Series H-2, GO, VAR, MBIA, 2.26%, 09/01/05	5,300
39,600	Sub Series H-2, GO, VAR, LOC: Bank of New York, 2.32%, 09/01/05	39,600
100	Sub Series H-3, GO, VAR, FSA, 2.25%, 09/01/05	100
4,000	Sub Series H-3, GO, VAR, LOC: Bank of New York, 2.30%, 09/01/05	4,000
1,700	Sub Series H-3, GO, VAR, FSA, 2.25%, 09/01/05	1,700
900	Sub Series H-4, GO, VAR, LOC: Bank of New York, 2.25%, 09/01/05	900
1,700	Sub Series H-6, GO, VAR, MBIA, 2.30%, 09/04/05	1,700
300	Sub Series H-7, GO, VAR, LOC: KBC Bank N.V., 2.25%, 09/01/05	300
10,700	New York City Housing Development Corp, Series A, Rev., VAR, LOC: Citibank N.A., 2.36%, 09/06/05	10,700
3,200	New York City Housing Development Corp., 55 Pierrepont Development, Series A, Rev., VAR, LOC: Allied Irish Bank PLC, 2.38%, 09/06/05	3,200
8,150	New York City Housing Development Corp., Multi-Family Housing, 90 West Street, Series A, Rev., VAR, LOC: HSBC Bank USA, 2.38%, 09/01/05	8,150
3,070	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VAR, 2.33%, 09/05/05	3,070
10,900	New York City Housing Development Corp., Multi-Family Rental Housing, Tribeca Tower, Series A, Rev., VAR, 2.38%, 09/02/05	10,900
5,500	New York City IDA, Korean AirLines Co., Series C, Rev., VAR, LOC: Rabobank Nederland, 2.36%, 09/07/05	5,500
5,400	New York City IDA, Liberty Facilities Hanson office, Rev., VAR, LOC: ING Bank N.V., 2.50%, 09/05/05	5,400
400	New York City IDA, Municipal Securities Trust Receipts, Series SGA-110, Rev., VAR, LOC: Societe Generale, 2.36%, 09/01/05	400
	New York City Municipal Water Finance Authority, Water & Sewer System,
750	Series G, Rev., VAR, FGIC, 2.25%, 09/01/05	750
11,885	Sub Series F-2, Rev., 2.26%, 09/01/05	11,885
10,000	Sub Series 2003-C-1, Rev., 2.30%, 09/01/05	10,000

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	New York - Continued
$9,530	Series F-1, Rev., 2.30%, 09/01/05	$9,530
14,500	Series PA-454, Rev., VAR, FGIC, 2.52%, 09/06/05	14,500
21,495	Series 720050041-Class A, Rev., FSA, LOC: Citibank N.A., 2.52%, 09/07/05	21,495
7,220	Series ROCS-RR-II-R- 385, Rev., VAR, MBIA, LIQ: Citibank N.A., 2.52%, 09/07/05	7,220
7,900	Series C, Rev., VAR, FGIC, 2.30%, 09/01/05	7,900
400	Series C, Rev., VAR, FGIC, 2.30%, 09/01/05	400
10,650	Series PA-446, Rev., VAR, FGIC, 2.52%, 09/06/05	10,650
5,885	Series PA-1076, Rev., VAR, 2.54%, 09/04/05	5,885
9,895	Series PA-1085, Rev., VAR, FGIC, 2.52%, 09/04/05	9,895
850	Sub Series C-3, Rev., VAR, 2.25%, 09/01/05	850
2,000	New York City Municipal Water Finance Authority, Municipal Securities Trust Receipts, Series SGB-27, Rev., VAR, FSA, LIQ: Societe Generale, 2.52%, 09/07/05	2,000
	New York City Transitional Finance Authority,
3,400	Sub Series C5, Rev., VAR, 2.28%, 09/01/05	3,400
24,000	Sub Series 2D, Rev., VAR, LIQ: Lloyds TSB Bank PLC, 2.30%, 09/02/05	24,000
18,300	Series L21, Regulation D, Rev., VAR, 2.44%, 09/03/05	18,300
8,995	Series PA-1043-R, Rev., VAR, 2.52%, 09/02/05	8,995
39,000	Sub Series 2-A, Rev., VAR, 2.25%, 09/01/05	39,000
25,000	Sub Series 3-G, Rev., 2.30%, 09/01/05	25,000
10,800	Sub Series 2-E, Rev., VAR, LIQ: NYS Common Return Fund, 2.31%, 09/02/05	10,800
16,575	New York City Transitional Finance Authority, Floating Rate Trust Receipts, Series L-11, Rev., VAR, 2.44%, 09/07/05	16,575
	New York City Transitional Finance Authority, Future Tax Secured,
14,700	Series B, Rev., VAR, 2.25%, 09/01/05	14,700
11,600	Series C, Rev., VAR, 2.28%, 09/01/05	11,600
5,000	New York City Transitional Finance Authority, New York City Recovery, Sub Series 1A, Rev., VAR, LIQ: Landesbank Hessen-Thrgn, 2.33%, 09/01/05	5,000
	New York City Trust for Cultural Resourcesources, Municipal Securities Trust Receipts,
7,910	Series 162, Rev., VAR, AMBAC, LIQ: Morgan Stanly Dean Witter, 2.50%, 09/07/05	7,910
2,850	Series SGA-91, Rev., VAR, AMBAC, LIQ: Societe Generale, 2.28%, 09/01/05	2,850

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	New York - Continued
$4,300	New York City, Housing Development Corp.,
	Multi-Family Housing, Monterey, Series A, Rev.,
	VAR, 2.33%, 09/05/05	$4,300
	New York City, Municipal Securities Trust Receipts,
2,805	Series SGB-33, GO, VAR, FSA, LIQ: Societe Generale, 2.52%, 09/05/05	2,805
9,000	Series SGA-51, VAR, AMBAC, 2.36%, 09/06/05	9,000
	New York Local Government Assistance Corp.,
1,700	Series B, Rev., VAR, LOC: Bank of Nova Scotia, 2.28%, 09/06/05	1,700
4,200	Series F, Rev., VAR, LOC: Societe Generale, 2.30%, 09/06/05	4,200
5,900	Series G, Rev., VAR, LOC: Bank of Nova Scotia, 2.29%, 09/06/05	5,900
10,300	Series SG-100, Rev., VAR, MBIA-IBC, 2.52%, 09/01/05	10,300
5,500	Series SG-99, Rev., VAR, AMBAC, 2.52%, 09/07/05	5,500
12,350	New York Local Government Assistance Corp., Sub Lien, Series A-6V, Rev., VAR, FSA, 2.28%, 09/05/05	12,350
	New York Mortgage Agency, Homeowner Mortgage,
10,000	Series 122, Rev., VAR, 2.38%, 09/02/05	10,000
20,000	Series 115, Rev., VAR, 2.37%, 09/02/05	20,000
	New York State Dormitory Authority,
11,305	Series 1155, Rev., VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 2.50%, 11/15/05	11,305
29,695	Series MT-040, Rev., VAR, FHA, LIQ: Landesbank Hessen, 2.80%, 09/06/05	29,695
15,470	Series PA-1088, Rev., VAR, AMBAC, 2.52%, 09/03/05	15,470
7,120	Series PA-1089, Rev., VAR, AMBAC, 2.52%, 09/03/05	7,120
5,000	Series PA-409, Rev., VAR, AMBAC, 2.52%, 09/05/05	5,000
11,100	Series PA-419, Rev., VAR, 2.52%, 09/05/05	11,100
6,445	Series PA-773-R, Rev., VAR, MBIA-IBC, 2.52%, 09/07/05	6,445
9,845	Series PT-1447, Rev., VAR, MBIA, 2.52%, 09/06/05	9,845
6,875	Series PT-1621, Rev., VAR, MBIA, 2.52%, 09/06/05	6,875

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	New York - Continued
$13,665	Series PT-1742, Rev., VAR, MBIA, LIQ: BNP
	Paribas, 2.52%, 09/06/05	$13,665
7,985	Series PT-2240, Rev., VAR, FSA, 2.52%, 09/05/05	7,985
11,900	New York State Dormitory Authority, Mental Health Services, Sub Series D2-D, Rev., VAR, AMBAC, 2.46%, 09/02/05	11,900
4,750	New York State Dormitory Authority, New York Public Library, Series A, Rev., VAR, MBIA, 2.33%, 09/06/05	4,750
16,600	New York State Dormitory Authority, North Shore Jewish, Series A, Rev., VAR, LOC: Citibank N.A., 2.32%, 11/01/05	16,600
2,715	New York State Dormitory Authority, Oxford University Press, Inc., Rev., VAR, LOC: Landesbank Hessen-Thueringen, 2.37%, 09/01/05	2,715
6,000	New York State Energy Research & Development Authority, Sub Series C-1, Rev., VAR, 2.36%, 09/07/05	6,000
10,450	New York State Energy Research & Development Authority, PCR, Series PA-450, Rev., VAR, AMBAC, 2.52%, 09/03/05	10,450
10,000	New York State Energy Resources & Development Authority, Orange & Rockland Project, Series A, Rev., VAR, FGIC, LIQ: National Australia Bank, 2.30%, 09/05/05	10,000
4,995	New York State Environmental Facilities Corp., Series PA-174, Rev., VAR, MBIA, LIQ: Merrill Lynch Capital Services, 2.52%, 09/05/05	4,995
	New York State Environmental Facilities Corp., Clean Water & Drinking,
11,650	Series PA-1165, Rev., VAR, 2.52%, 09/01/05	11,650
28,608	Series 731, Rev., VAR, LIQ: Morgan Stanley Dean Witter, 2.50%, 09/04/05	28,607
	New York State Housing Finance Agency,
25,200	Series A, Rev., VAR, LIQ: Landebank Hessen, 2.31%, 09/02/05	25,200
21,100	Series A, Rev., VAR, FNMA AGMT, 2.38%, 09/07/05	21,100
22,600	Series B, Rev., VAR, LIQ: BNP Paribas, 2.33%, 09/03/05	22,600
14,300	Series 23-A, Rev., LIQ: FNMA, 2.38%, 10/15/05	14,300
9,500	Series A, Rev., VAR, FNMA, LIQ: FNMA, 2.38%, 09/01/05	9,500

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	New York - Continued
$6,800	Series D, Rev., VAR, LOC: State Street Bank &
	Trust Co., 2.33%, 09/03/05	$6,800
10,000	New York State Housing Finance Agency, Victory Housing, Series 2002-A, Rev., VAR, LIQ: FHLMC, 2.38%, 09/05/05	10,000
13,500	New York State Housing Finance Agency, 101 West End, Rev., VAR, LIQ: FNMA, 2.38%, 09/07/05	13,500
4,100	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VAR, LIQ: FNMA, 2.38%, 09/05/05	4,100
4,200	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VAR, 2.40%, 09/01/05	4,200
	New York State Housing Finance Agency, 345 East 94th Street Housing,
300	Series A, Rev., VAR, FSA, 2.25%, 09/01/05	300
1,900	Series A, Rev., VAR, LIQ: FHLMC, 2.38%, 09/04/05	1,900
10,700	New York State Housing Finance Agency, 88 Leonard Street Housing, Series A, Rev., VAR, LOC: Eurohypo Bank, 2.33%, 09/06/05	10,700
28,200	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VAR, LIQ: FNMA, 2.38%, 09/01/05	28,200
8,500	New York State Housing Finance Agency, Avalon Chrystie Place Housing, Series A, Rev., VAR, LOC: Fleet National Bank, 2.38%, 09/05/05	8,500
5,900	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VAR, LIQ: FNMA, 2.38%, 09/07/05	5,900
36,000	New York State Housing Finance Agency, Kew Gardens Hills, Series A, Rev., VAR, LIQ: FNMA, 2.38%, 09/04/05	36,000
18,600	New York State Housing Finance Agency, Multi-Family Housing, Series A, Rev., VAR, LIQ: FNMA, 2.38%, 09/07/05	18,600
7,100	New York State Housing Finance Agency, Saville Housing, Series A, Rev., VAR, LOC: Fleet Bank N.A., 2.38%, 09/05/05	7,100
25,000	New York State Housing Finance Agency, Tower 31 Housing, Series A, Rev., VAR, LOC: Fleet National Bank, 2.40%, 09/05/05	25,000

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	New York - Continued
$39,000	New York State Housing Finance Agency,
	Victory Housing, Series 2001-A, Rev., VAR,
	LIQ: FHLMC, 2.38%, 09/05/05	$39,000
6,000	New York State Housing Finance Agency, West 38th Street, Series A, Rev., VAR, FNMA, LIQ: FNMA, 2.38%, 09/01/05	6,000
29,000	New York State Housing Finance Agency, Worth Street, Series A, Rev., VAR, LIQ: FNMA, 2.38%, 09/01/05	29,000
	New York State Medical Care Facilities Finance Agency,
1,300	Series PA-113, Rev., VAR, FHA, LIQ: Merrill Lynch Capital Services, 2.52%, 09/01/05	1,300
9,000	Series PA-72, 2.54%, 09/05/05	9,000
	New York State Thruway Authority,
40,000	Series 720050010, Class A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 2.52%, 09/02/05	40,000
11,415	Series PA-532, Rev., GO, VAR, LIQ: Merrill Lynch Capital Services, 2.52%, 09/01/05	11,415
12,990	Series PT-3022, Rev., VAR, FSA, 2.52%, 09/01/05	12,990
7,230	New York State Thruway Authority, Highway & Bridge Trust Fund, Series PT-1425, Rev., VAR, FGIC, 2.52%, 09/06/05	7,230
6,200	New York State Urban Development Corp., Series SG-163, Rev., 2.52%, 09/05/05	6,200
15,135	New York State, Environmental Quality, Series A, GO, VAR, LOC: Dexia Credit Local, 1.80%, 09/02/05	15,135
15,690	Oneida Indian Nation, Rev., VAR, LOC: Bank of America N.A., 2.35%, 09/01/05	15,690
9,100	Onondaga County IDA, Solvay Paperboard Project, Rev., VAR, 2.60%, 09/05/05	9,100
14,850	Orange County, IDA, Civic Facilities, Arden Hill Hospital Project, Rev., VAR, FSA, 2.45%, 09/05/05	14,850
	Port Authority of New York & New Jersey,
13,090	Rev., VAR, 2.47%, 09/01/05	13,090
8,080	Series PT-2263, Rev., VAR, FGIC-TCRS, 2.52%, 09/07/05	8,080
12,655	Port Authority of New York & New Jersey, Trust Receipts, Series 10, Class F, Rev., VAR, FSA, 2.49%, 09/03/05	12,655
18,145	Tobacco Settlement Financing Authority, TOCS, Series D, AMT, Rev., VAR, LIQ: Goldman Sachs, 2.58%, 09/07/05	18,145

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	New York - Continued
	Triborough Bridge & Tunnel Authority,
$9,803	Series 839, Rev., VAR, MBIA, LIQ: Morgan
	Stanley Municipal Funding, 2.50%, 09/03/05	$9,803
58,000	Series A, Rev., VAR, 2.32%, 09/07/05	58,000
8,405	Series B, SO, Rev., VAR, FSA, 2.33%, 09/05/05	8,405
2,100	Series C, Rev., VAR, AMBAC, 2.32%, 09/06/05	2,100
6,055	Series D, SO, Rev., VAR, FSA, 2.32%, 09/04/05	6,055
12,080	Series PA-1090, Rev., VAR, MBIA-IBC, 2.52%, 09/07/05	12,080
595	Series PT-2017, Rev., VAR, MBIA, 2.52%, 09/03/05	595
25,000	Sub Series 4, Rev., VAR, 2.48%, 09/05/05	25,000
9,300	Westchester County IDA, IDR, Levister Redevelopment Co., LLC, Series A, Rev., VAR, LOC: Bank of New York, 2.53%, 09/06/05	9,300
		2,353,105
	North Carolina - 2.8%
5,345	Brunswick County, Enterprise System, Series PT-2235, Rev., VAR, FSA, 2.53%, 09/02/05	5,345
10,000	Buncombe County Metropolitan Sewerage District, Series PA-892, Rev., VAR, XLCA, 2.52%, 09/06/05	10,000
8,405	City of Charlotte, Series PA-892, Rev., VAR, 2.50%, 09/01/05	8,405
12,850	City of Charlotte, Airport, Series D, Rev., VAR, MBIA, 2.34%, 09/07/05	12,850
1,700	City of Durham, Water & Sewer Utility Systems, Rev., VAR, 2.48%, 09/07/05	1,700
	Fayetteville Public Works Commission,
8,700	Rev., VAR, FSA, 2.35%, 09/03/05	8,700
4,500	Series A, Rev., VAR, FSA, 2.35%, 09/05/05	4,500
	City of Greensboro, Enterprise Systems,
2,500	Series B, Rev., VAR, 2.38%, 09/07/05	2,500
20,190	Series B, Rev., VAR, LIQ: Wachovia Bank N.A., 2.38%, 09/07/05	20,190
10,400	Guilford County, Series B, GO, VAR, 2.50%, 09/06/05	10,400
400	Guilford County Industrial Facilities & PCFA, IDA, Neal Manufacturing, Inc., Rev., VAR, LOC: Bank of America N.A., 2.55%, 09/05/05	400
9,140	Henderson County, Series PT-2751, COP, Rev., VAR, AMBAC, 2.53%, 11/01/05	9,140
4,900	Iredell County Public Facilities Corp., Iredell County Schools Project, Rev., VAR, AMBAC, 2.50%, 09/05/05	4,900
5,000	Mecklenburg County, Series C, GO, VAR, LIQ: Bank of America N.A., 2.38%, 09/04/05	5,000

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	North Carolina - Continued
$45,445	Municipal Securities Trust Certificates,
	Series 2001-125, Class A, GO, VAR, LIQ: Bear
	Stearns Capital Markets,
	2.30%, 09/01/05 (e)	$45,445
8,935	North Carolina Capital Facilities Finance Agency, Goodwill Community Foundation Project, Rev., VAR, LOC: Bank of America N.A., 2.50%, 09/07/05	8,935
10,255	North Carolina Capital Facilities Finance Agency, Wolfpack Towers Project, Series A, Rev., VAR, LOC: Bank of America N.A., 2.49%, 09/07/05	10,255
8,540	North Carolina Educational Facilities Finance Agency, Elon College, Rev., VAR, LOC: Bank of America N.A., 2.36%, 09/07/05	8,540
4,715	North Carolina Housing Finance Agency, Series 2003-L44J, Regulation D, Rev., VAR, LIQ: Lehman Liquidity LLC, 2.53%, 09/01/05	4,715
6,190	North Carolina Housing Finance Agency, Appalachian Student Housing, Series A, Rev., VAR, LOC: Wachovia Bank N.A., 2.40%, 09/07/05	6,190
13,835	North Carolina Housing Finance Agency, Home Ownership, Series 16-C, Rev., VAR, LIQ: Bank of America N.A., 2.42%, 09/01/05	13,835
15,000	North Carolina Medical Care, Gaston Health Care, Series B, Rev., 2.34%, 09/07/05	15,000
6,430	North Carolina Medical Care Commission, Baptist Hospitals Project, Rev., VAR, 2.35%, 09/07/05	6,430
15,000	North Carolina Medical Care Commission, Duke University Health Systems, Series A, Rev., 2.34%, 09/07/05	15,000
2,600	North Carolina Medical Care Commission, Lincoln Health Systems, Series A, Rev., VAR, LOC: Bank of America N.A., 2.50%, 09/05/05	2,600
12,300	North Carolina Medical Care Commission, Moses H. Cone Memorial Hospital Project, Rev., VAR, 2.53%, 09/01/05	12,300
2,700	North Carolina Medical Care Commission, Northeast Medical Center Project, Series B, Rev., VAR, LOC: Suntrust Bank, 2.34%, 09/07/05	2,700
15,000	North Carolina Medical Care Commission, Union Regulation Medical Center Project, Series B, Rev., VAR, LOC: Wachovia Bank, 2.50%, 09/01/05	15,000

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	North Carolina - Continued
$6,400	North Carolina Medical Care Commission.,
	Pooled Equipment Financing Project, Rev., VAR,
	MBIA, 2.38%, 09/03/05	$6,400
	North Carolina Medical Care Commission,
21,380	Series C, Rev., 2.34%, 09/07/05	21,380
7,100	Rev., VAR, 2.35%, 09/07/05	7,100
8,560	State of North Carolina, Series PT-2207, GO, VAR, 2.53%, 09/07/05	8,560
34,180	North Carolina State University at Raleigh, Series B, Rev., VAR, 2.30%, 09/06/05	34,180
	North Carolina State, Public Improvement,
6,000	Series D, GO, VAR, 2.32%, 09/07/05	6,000
14,130	Series F, GO, VAR, 2.32%, 09/05/05	14,130
7,940	Raleigh Durham Airport Authority, Rev., VAR, FGIC, 2.42%, 09/05/05	7,940
5,560	State of North Carolina, Public Improvement, Series D, GO, VAR, 2.36%, 09/05/05	5,560
14,000	Union County, Series B, AMT, GO, VAR, 2.46%, 09/06/05	14,000
18,385	University of North Carolina, Series C, Rev., VAR, 2.29%, 09/01/05	18,385
5,000	City of Winston-Salem, Water & Sewer Systems, Series B, Rev., VAR, 2.37%, 09/01/05	5,000
		419,610
	North Dakota - 0.6%
	North Dakota State Housing Finance Agency,
10,500	Series B, Rev., VAR, 2.40%, 09/01/05	10,500
4,665	Series RR-II-R-140, Rev., VAR, LIQ: Citibank N.A., 2.57%, 09/01/05	4,665
	North Dakota State Housing Finance Agency, Home Mortgage,
9,205	Series B, Rev., VAR, 2.40%, 09/01/05	9,205
23,120	Series C, Rev., VAR, 2.40%, 09/03/05	23,120
	North Dakota State Housing Finance Agency,
12,490	Series A, Rev., 2.40%, 09/01/05	12,490
23,100	Series A, Rev., 2.40%, 01/01/06	23,100
		83,080
	Ohio - 0.9%
6,340	Cincinnati City School District, Series RR-II-R-4049, GO, VAR, FSA, LIQ: Citigroup Global Markets, 2.52%, 09/06/05	6,340
10,000	City of Chicago, Series O, GO., FSA, LIQ: Goldman Sachs, 2.52%, 01/01/06	10,000

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Ohio - Continued
$2,755	City of Columbus, Series 1, GO, VAR,
	2.46%, 09/01/05	$2,755
7,920	Franklin County, Franklin County Hospital, Series RR-II-R-55, Rev., VAR, 2.52%, 09/02/05	7,920
7,100	Franklin County, Hospital, OhioHealth Corp., Series D, Rev., VAR, LOC: National City Bank, 2.36%, 09/05/05	7,100
7,800	Franklin County, Trinity Health Credit, Series C-1, Rev, VAR, FGIC, LIQ: U.S. Bank, 2.36%, 09/07/05	7,800
3,485	Greene County, Fairview Extended, Series B, Rev., VAR, LOC: Fleet National Bank, 2.45%, 09/01/05	3,485
	Hamilton County, Healthcare Facilties, Twin Towers & Twin Lakes,
9,000	Series A, Rev., VAR, LOC: U.S. Bank N.A., 2.52%, 09/07/05	9,000
4,070	Series B, Rev., VAR, LOC: U.S. Bank N.A., 2.52%, 09/07/05	4,070
	Hamilton County, Hospital Facilities, Health Alliance,
12,096	Series A, Rev., VAR, MBIA, 2.24%, 09/07/05	12,096
4,000	Series E, Rev., VAR, MBIA, 2.24%, 09/07/05	4,000
600	Lorain County, Hospital, Series PA-892, Rev., VAR, GTY: Merrill Lynch, 2.54%, 09/05/05	600
16,300	Montgomery County, Catholic Health, Series B-2, Rev., VAR, 2.35%, 09/07/05	16,300
5,890	Municipal Securities Trust Certificates, Series 9047, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 2.38%, 09/05/05	5,890
8,975	Ohio State Building Authority, Series L-41, Regulation D, Rev., VAR, 2.53%, 09/06/05	8,975
4,995	Ohio State Turnpike Commission, Series RR-II-R-51, Rev., VAR, FGIC, LIQ: Citibank N.A., 2.52%, 09/07/05	4,995
10,200	Ohio State Water Development Authority, Multi-Modal, Rev., VAR, LOC: Northern Trust Co., 2.42%, 09/04/05	10,200
6,000	Ohio State Water Development Authority, Pollution Control Facilities, Cleveland, Series A, Rev., VAR, LOC: Barclays Bank plc, 2.45%, 09/01/05	6,000
3,750	Ohio State Water Development Authority, Pollution Control Facilities, Toledo, Series A, Rev., VAR, LOC: Barclays Bank plc, 2.40%, 09/01/05	3,750
7,755	State of Ohio, Series RR-II-R-208, GO, VAR, FSA, LIQ: Citibank N.A., 2.53%, 09/05/05	7,755
		139,031

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Oklahoma - 0.2%
	Payne County EDA, Student Housing, OSUF Phase III Project,
$9,000	Series B, Rev., VAR, AMBAC, 2.51%, 09/01/05	$9,000
9,800	Rev., VAR, AMBAC, 2.52%, 09/01/05	9,800
10,490	Tulsa County Home Finance Authority, Multi- Family Housing, Waterford Apartments Project, Rev., VAR, LIQ: FNMA, 2.50%, 09/06/05	10,490
6,500	Tulsa Industrial Authority, Justin Industries Project, Rev., VAR, LOC: Bank of New York, 2.50%, 09/01/05	6,500
		35,790
	Oregon - 0.5%
6,000	Oregon Health & Science University, OHSU Medical Group Project, Series A, Rev., VAR, LOC: Bank of New York, 2.38%, 09/05/05	6,000
	State of Oregon,
24,500	Series 73-F, GO, VAR, LOC: Bayerische Landesbank, 2.32%, 09/07/05	24,500
1,185	Series A-18, Regulation D, GO, VAR, 2.53%, 09/04/05	1,185
9,395	Oregon State Department of Administrative Services, COP, Series 89, VAR, MBIA, LIQ: BNP Paribas, 2.53%, 09/05/05	9,395
5,165	Oregon State Department of Administrative Services, State Lottery, Series PT-1394, Rev., VAR, FSA, 2.53%, 09/06/05	5,165
15,000	Oregon State Housing & Community Services Department, Series I, AMT, Rev., VAR, 2.41%, 09/03/05	15,000
7,930	Oregon State Housing & Community Services Department, Department of Housing and Development Covenant Retirement, Series A, Rev., VAR, LOC: U.S. Bank N.A., 2.60%, 09/06/05	7,930
5,000	Oregon State Housing & Community Services Department, Single-Family Mortgage Program, Series L, Rev., VAR, 2.41%, 09/01/05	5,000
6,000	Oregon State, Veterans Welfare, Series 83, GO, VAR, 2.36%, 09/04/05	6,000
		80,175
	Other - 0.9%
	ABN AMRO Munitops Certificate Trust,
12,640	Series 2004-43, GO, VAR, FGIC, 2.42%, 09/03/05	12,640
31,680	Series 2002-1, Rev., VAR, 2.54%, 09/04/05	31,680
	Charter Mac Floater Certificate Trust I,
15,000	Series 3, Rev., VAR, AMT, MBIA, 2.62%, 09/01/05	15,000

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Other - Continued
$14,000	Series 4, Rev., VAR, AMT, MBIA,
	2.62%, 09/01/05	$14,000
11,500	Series 5, Rev., VAR, AMT, MBIA, 2.62%, 09/05/05	11,500
7,300	Series CAL-2, Rev., VAR, MBIA, 2.52%, 09/05/05	7,300
31,293	Clipper Tax-Exempt Trust, Rev., VAR, 2.69%, 09/02/05	31,293
16,675	MBIA Capital Corp Tax Exempt Grantor Trust, Series PL-10, Rev., VAR, MBIA, LIQ: Landesbank Hessen-Thueringen, 2.59%, 09/04/05	16,675
		140,088
	Pennsylvania - 4.2%
6,745	Allegheny County Hospital Development Authority, Series PA-748, Rev., VAR, MBIA, LIQ: Merrill Lynch Capital Services, 2.54%, 09/07/05	6,745
4,465	Berks County, IDA, Kutztown University Foundation Project, Rev., VAR, 2.49%, 09/05/05	4,465
8,395	Berks County, IDA, Health Care-Lutheran Services, Series A, Rev., VAR, AMBAC, LIQ: Wachovia Bank N.A., 2.37%, 09/02/05	8,395
13,950	Bucks County, IDA, Law School Admission Council, Rev., VAR, LOC: Allied Irish Bank plc, 2.35%, 09/05/05	13,950
4,410	Chester County Health & Educational Facilties Authority, Barclay Friends Project, Series B, Rev., VAR, LOC: Wachovia Bank N.A., 2.36%, 09/07/05	4,410
	City of Philadelphia,
10,000	Series 720050050-Class A, Rev., FSA, LIQ: Citibank N.A., 2.52%, 01/01/06	10,000
2,600	Series PT-2731, Rev., FSA, LIQ: Dexia Credit Local, 2.52%, 01/01/06	2,600
61,200	Series A, GO, 4.00%, 06/30/06	61,806
20,000	Clipper Tax-Exempt Trust, COP, Series 2003-5, VAR, LIQ: State Street Bank & Trust Co, 2.61%, 09/01/05	20,000
7,900	Cornwall Lebanon School District, Series PT-2765, GO, VAR, FSA., 2.52%, 09/05/05	7,900
3,200	Delaware Valley Regioinal Financial Authority, Rev., VAR, LIQ: National Australia Bank, 2.36%, 09/07/05	3,200
	Delaware Valley Regioinal Financial Authority, Local Government,
5,000	Series A, Rev., VAR, LOC: Toronto-Dominion Bank, 2.36%, 09/02/05	5,000
2,700	Series A, Rev., VAR, LOC: Toronto-Dominion Bank, 2.36%, 09/07/05	2,700

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Pennsylvania - Continued
$6,400	Series A, Rev., VAR, LOC: Toronto-Dominion
	Bank, 2.36%, 09/01/05	$6,400
14,400	Series D, Rev., VAR, LOC: Toronto-Dominion Bank, 2.36%, 09/03/05	14,400
8,815	Series PT-749, Rev., VAR, LIQ: Landesbank Hessen-Thueringen, 2.85%, 09/06/05	8,815
11,600	Emmaus General Authority, Loan Project, Series A, Rev., VAR, FSA, 2.52%, 09/01/05	11,600
4,040	Erie County Hospital Authority, Series PT-820, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 2.53%, 09/06/05	4,040
5,000	Harrisburg Authority, Water, Series A, Rev., VAR, FGIC, 2.54%, 09/01/05	5,000
13,330	Montgomery County IDA, PCR, Exelon Corp, Rev., VAR, LOC: Wachovia Bank N.A., 2.39%, 09/07/05	13,330
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manor Apartments Project,
9,810	Series A, Rev., VAR, LIQ: FNMA, 2.50%, 09/03/05	9,810
1,900	Series T-2, Rev., VAR, LIQ: FNMA, 2.50%, 09/03/05	1,900
10,000	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VAR, LIQ: FNMA, 2.50%, 09/05/05	10,000
	Municipal Securities Trust Certificates,
19,300	Series 2000-110, Class A, GO, VAR, LIQ: Bear Stearns Capital Market, 2.30%, 09/01/05 (e)	19,300
9,890	Series 2001-9022, Class A, Rev., VAR, FSA, 2.38%, 09/06/05	9,890
13,330	North Penn Water Authority, Municipal Securities Trust Receipts, Series SGA-30, Rev., VAR, FGIC, 2.38%, 09/03/05	13,330
6,400	Northampton County Higher Education Authority, Lafayette College, Series A, Rev., VAR, 2.50%, 09/07/05	6,400
7,600	Pennsylvania Convention Center Authority, Series PT-1224, Rev., VAR, FGIC, LIQ: Merrill Lynch Capital Services, 2.52%, 09/07/05	7,600
3,945	Pennsylvania Energy Development Authority, B&W Ebensburg Project, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 2.40%, 09/01/05	3,945

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Pennsylvania - Continued
	Pennsylvania Higher Education Assistance Agency, Student Loan,
$5,600	Series A, Rev., VAR, AMBAC, 2.41%, 09/03/05	$5,600
5,500	Series A, Rev., VAR, AMBAC, 2.41%, 09/07/05	5,500
38,250	Series C, Rev., VAR, AMBAC, 2.41%, 09/03/05	38,250
4,400	Pennsylvania Higher Educational Facilties Authority, Philadelphia University, Series B, Rev., VAR, LOC: Wachovia Bank N.A., 2.50%, 09/07/05	4,400
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
12,365	Series 83-B, AMT, Rev., VAR, 2.39%, 09/02/05	12,365
22,330	Series 85-B, Rev., VAR, 2.39%, 09/02/05	22,330
7,000	Series 85-C, Rev., VAR, 2.39%, 09/02/05	7,000
12,800	Series 86-B, Rev., VAR, 2.36%, 09/02/05	12,800
12,400	Series 87-B, AMT, Rev., VAR, 2.39%, 10/01/05	12,400
20,000	Series 87-C, Rev., VAR, 2.39%, 10/01/05	20,000
9,630	Pennsylvania Intergovernmental Cooperative Authority, Series SG-67, Rev., VAR, FGIC, LIQ: Societe Generale, 2.52%, 09/04/05	9,630
	Pennsylvania Turnpike Commission,
12,300	Series A-3, Rev., VAR, 2.38%, 09/06/05	12,300
7,300	Series B, Rev., VAR, 2.49%, 09/06/05	7,300
	Philadelphia Hospitals & Higher Education Facilities Authority,
20,600	Series A, Rev., VAR, LIQ: Wachovia Bnak N.A., 2.53%, 09/02/05	20,600
24,200	Series B, Rev., VAR, LIQ: PNC Bank N.A., 2.53%, 09/02/05	24,200
12,000	Series C, Rev., VAR, LIQ: PNC Bank N.A., 2.53%, 09/02/05	12,000
340	City of Philadelphia, Gas Works, Series PA-1144, Rev., VAR, FSA, 2.52%, 09/02/05	340
10,600	City of Philadelphia, IDA, 30th Street Station Project, Rev., VAR, MBIA, LOC: Royal Bank of Scotland, 2.55%, 09/04/05	10,600
	City of Philadelphia, Water & Wastewater Systems,
16,325	Rev., VAR, FSA, 2.35%, 09/04/05	16,325
2,995	Series SG-158, Rev., VAR, FGIC, 2.52%, 09/01/05	2,995
10,905	City of Pittsburgh, Series SG-71, GO, VAR, 2.52%, 09/04/05	10,905
	Sayre Health Care Facilities Authority, VHR Pennsylvania Capital Financing Project,
945	Series F, Rev., VAR, AMBAC, 2.37%, 09/07/05	945

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Pennsylvania - Continued
$11,000	Series M, Rev., VAR, AMBAC, 2.40%, 09/06/05	$11,000
	Southcentral General Authority,
36,500	Series D, Rev., VAR, AMBAC, 2.35%, 09/07/05	36,500
10,000	Rev., VAR, AMBAC, 2.54%, 09/05/05	10,000
15,000	University of Pittsburgh, University Capital Project, Commonwealth System of Higher Education, Series B, Rev., VAR, 2.37%, 09/06/05	15,000
3,700	York General Authority, Pooled Financing, Harrisburg Parking Facilities Improvements, Sub Series 96-C, Rev., VAR, FSA, 2.49%, 09/05/05	3,700
		641,916
	Puerto Rico - 0.3%
	Commowealth of Puerto Rico,
1,620	Series PA-642, GO, VAR, MBIA, LIQ: Merrill Lynch Capital Services, 2.49%, 09/03/05	1,620
7,995	Series 838, GO, VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 2.47%, 09/01/05	7,995
3,315	Series PA-625, GO, VAR, AMBAC, LIQ: Merrill Lynch Capital Services, 2.49%, 09/01/05	3,315
1,540	Series PA-931, GO, VAR, XLCA, 2.50%, 09/06/05	1,540
650	Commonwealth of Puerto Rico, Trust Receipts, Series 3, Class F, GO, VAR, MBIA, 2.49%, 09/01/05	650
	Puerto Rico Highway & Transportation Authority,
1,330	Series B, Class F, Rev., VAR, MBIA, 2.49%, 09/01/05	1,330
600	Series PA-472, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 2.49%, 09/01/05	600
2,695	Series RR-II-R-66, Rev., VAR, MBIA-IBC, LIQ: Citibank N.A., 2.50%, 09/04/05	2,695
13,200	Puerto Rico Infrastructure Financing Authority, Series 2, VAR, SO, LIQ: Bank of New York, 2.50%, 09/04/05	13,200
1,950	Puerto Rico Municipal Finance Agency, Series PA 609, Rev., VAR, 2.49%, 09/06/05	1,950
1,200	Puerto Rico Public Buildings Authority, Series PT-978, Rev., VAR, 2.52%, 09/03/05	1,200
2,700	Puerto Rico, Floating Rate Trust Receipts, Series M4J, GO, VAR, FSA, 2.43%, 09/01/05	2,700
1,700	TICS/TOCS Trust, Puerto Rico Commonwealth, Series 2001-2, GO, VAR, FSA, LIQ: Bank of New York, 2.50%, 09/06/05	1,700
		40,495

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Rhode Island - 0.8%
$9,800	Narragansett Bay Commission, Wastewater System,
	Series A, Rev., VAR, MBIA, 2.37%, 09/06/05	$9,800
5,845	Rhode Island Clean Water Finance Agency, PCR, Series PT-1535, Rev., VAR, 2.53%, 09/06/05	5,845
	Rhode Island Health & Educational Building Corp,
2,000	Rev., VAR, LIQ: Fleet National Bank, 2.35%, 09/06/05	2,000
6,600	Series B, Rev., 2.44%, 09/07/05	6,600
3,695	Rhode Island Health & Educational Building Corp., Series PT-2253, Rev., 2.53%, 09/04/05	3,695
26,000	Rhode Island Health & Educational Building Corp., Higher Education Facilities, Brown University, Series B, Rev., VAR, 2.48%, 09/05/05	26,000
9,000	Rhode Island Health & Educational Building Corp., Hospital Financing Care, New England, Series A, Rev., VAR, 2.33%, 09/01/05	9,000
7,200	Rhode Island Health & Educational Building Corp., Hospital Financing, Newport Hospital, Rev., VAR, LOC: Fleet National Bank, 2.35%, 09/01/05	7,200
4,425	Rhode Island Health & Educational Building Corp., Moses Brown School Issue, Rev., VAR, MBIA, 2.33%, 09/01/05	4,425
14,150	Rhode Island Health & Educational Building Corp., St. George's School, Rev., VAR, LIQ: Fleet National Bank, 2.37%, 09/05/05	14,150
5,600	Rhode Island Industrial Facilities Corp., Marine Terminal, Exxon-Mobil Project, Rev., VAR, 2.20%, 09/01/05	5,600
8,360	State of Rhode Island, Series PT-1589, COP, VAR, MBIA, 2.53%, 09/06/05	8,360
9,000	Rhode Island State & Providence Plantations, Series 720, GO, VAR, FGIC, LIQ: Morgan Stanley Dean Witter, 2.52%, 09/01/05	9,000
4,530	Rhode Island State & Providence Plantations, Consolidated Capital Development Loan, Series B, GO, VAR, 2.37%, 09/06/05	4,530
		116,205
	South Carolina - 1.1%
16,335	ABN AMRO Munitops Certificate Trust, Series 2004-27, Rev., VAR, FGIC, 2.42%, 09/07/05	16,335

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	South Carolina - Continued
$11,000	City of Charleston, Waterworks & Sewer,
	Refinancing & Capital Improvement, Series A,
	Rev., VAR, 2.52%, 09/05/05	$11,000
3,000	Cherokee County, IDB, Oshkosh Truck Project, Rev., VAR, LOC: Bank of America N.A., 2.48%, 09/02/05	3,000
10,000	Greenville Hospital System Board, Series C, Rev., VAR, AMBAC, 2.49%, 09/01/05	10,000
9,975	City of North Charleston, Tax Increment, Noisette Community Redevelopment Project, Rev., VAR, 2.43%, 09/07/05	9,975
	Piedmont Municipal Power Agency, Electric,
10,100	Series C, Rev., VAR, MBIA, 2.35%, 09/05/05	10,100
15,400	Sub Series B-4, Rev, VAR, FGIC, 2.40%, 09/07/05	15,400
32,825	Sub Series B-5, Rev., VAR, MBIA, 2.35%, 09/02/05	32,825
19,600	Sub Series B-6, Rev., VAR, MBIA, 2.34%, 09/07/05	19,600
1,400	South Carolina Jobs & EDA, Concept Packaging Group Project, Rev., VAR, LOC: Bank of America N.A., 2.60%, 09/02/05	1,400
2,940	South Carolina Jobs & EDA, South Carolina Catholic Diocese Project, Rev., VAR, LOC: Bank of America N.A., 2.55%, 09/01/05	2,940
4,600	South Carolina Jobs & EDA, Specialty Minerals Project, Rev., VAR, LOC: Bank of New York, 2.42%, 09/05/05	4,600
5,550	South Carolina Jobs & EDA, Thompson Steel Co., Inc., Project, Rev., VAR, LOC: Fleet National Bank, 2.40%, 09/05/05	5,550
2,450	South Carolina Jobs & EDA, Valley Proteins, Inc., Project, Rev., VAR, LOC: U.S. Bank N.A., 2.54%, 09/03/05	2,450
11,255	South Carolina Jobs-EDA, Medical University Facilities Corp. Project, Rev., VAR, LOC: Wachovia Bank N.A., 2.49%, 09/05/05	11,255
6,000	State of South Carolina, Series PT-1225, GO, VAR, 2.51%, 09/03/05	6,000
3,030	State of South Carolina, Series PT-423, GO, VAR, 2.52%, 09/06/05	3,030
2,145	South Carolina State Housing Finance & Development Authority, Rent Housing Greenville, Series A, Rev., VAR, FHLMC, 2.50%, 09/06/05	2,145
5,250	South Carolina State Public Service Authority, Series PT-1525, Rev., VAR, FSA, 2.53%, 09/07/05	5,250
		172,855

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	South Dakota - 0.5%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
$15,000	Series C, AMT, Rev., VAR, 2.39%, 11/01/05	$15,000
10,500	Series C-1, Rev., VAR, 2.48%, 09/03/05	10,500
9,890	Series D, Rev., VAR, 2.27%, 09/05/05	9,890
5,000	Series F, Rev., VAR, 2.55%, 09/03/05	5,000
5,000	Series G, Rev., VAR, 2.40%, 09/04/05	5,000
23,400	Series I, Rev., VAR, 2.39%, 09/03/05	23,400
4,620	South Dakota Housing Development Authority, Single Family Housing, Series PT-957, Rev., VAR, 2.58%, 09/06/05	4,620
		73,410
	Tennessee - 2.3%
	Blount County Public Building Authority, Local Government Public Improvement,
2,200	Series A-1-B, Rev., VAR, AMBAC,LOC: KBC Bank NV, 2.36%, 09/01/05	2,200
1,900	Series A-1-D, Rev., VAR, AMBAC, LOC: KBC Bank NV, 2.36%, 09/01/05	1,900
2,600	Series A-1-E, Rev., VAR, AMBAC, LOC: KBC Bank NV, 2.36%, 09/01/05	2,600
2,745	Series A-1-F, Rev., VAR, AMBAC, LOC: KBC Bank NV, 2.36%, 09/01/05	2,745
4,200	Series A-2-C, Rev., VAR, AMBAC, LOC: KBC Bank NV, 2.36%, 09/01/05	4,200
3,380	Series A-2-F, Rev., VAR, AMBAC, LOC: KBC Bank NV, 2.36%, 09/01/05	3,380
3,000	Series A-2-H, Rev., VAR, AMBAC, LOC: KBC Bank NV, 2.36%, 09/01/05	3,000
5,200	Series A-3-A, Rev., VAR, AMBAC, 2.36%, 09/01/05	5,200
6,000	Series A-4-A, Rev., VAR, 2.35%, 09/01/05	6,000
5,400	Series A-8-A, Rev., VAR, AMBAC, 2.51%, 09/06/05	5,400
2,700	Series A-8-B, Rev., VAR, AMBAC, 2.51%, 09/06/05	2,700
5,000	Series D-1, Rev., VAR, AMBAC, 2.36%, 09/01/05	5,000
5,000	Series D-1-E, Rev., VAR, AMBAC, 2.36%, 09/01/05	5,000
4,175	Series D-1-F, Rev., VAR, AMBAC, 2.36%, 09/01/05	4,175
	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund,
175	Rev., VAR, LOC: Bank of America N.A., 2.33%, 09/01/05	175
6,325	Rev., VAR, LOC: Bank of America N.A., 2.50%, 09/05/05	6,325

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Tennessee - Continued
$3,000	Jackson IDB, Solid Waste Disposal, Florida
	Steel Corp. Project, Rev., VAR,
	LOC: Bank of America N.A., 2.55%, 09/07/05	$3,000
12,995	Johnson City Health & Educational Facilities Board, Series PT-922, Rev., VAR, 2.56%, 09/01/05	12,995
45,245	Knox County Health Educational & Housing Facilities Board, Volunteer Student Housing Project, Rev., VAR, LOC: Wachovia Bank N.A., 2.49%, 09/06/05	45,245
8,100	Loudon IDB, A.E. Staley Manufacturing Co. Project, Rev., VAR, LOC: Wachovia Bank of North Carolina, 2.49%, 09/04/05	8,100
9,945	Memphis, Series RR-II-6033, GO, VAR, MBIA, LIQ: Citibank N.A., 2.53%, 09/02/05	9,945
14,075	Memphis Health Educational & Housing Facility Board, Watergrove Apartments Project, Rev., VAR, LIQ: FHLMC, 2.50%, 09/03/05	14,075
2,430	Metropolitan Government Nashville & Davidson County, Series PT-1526, Rev., VAR, AMBAC, 2.53%, 09/06/05	2,430
12,250	Metropolitan Government Nashville & Davidson County, Health & Educational Facility Board, Series B-1, Rev., VAR, 2.83%, 11/01/05	12,250
12,300	Metropolitan Government Nashville & Davidson County, Health & Educational Facility Board, Belmont University Project, Rev., VAR, LOC: Suntrust Bank, 2.35%, 09/07/05	12,300
21,500	Metropolitan Government Nashville & Davidson County, Health & Educational Facility Board Ascension Health Credit, Series B-2, Rev., VAR, 2.28%, 11/01/05	21,500
14,700	Metropolitan Government Nashville & Davidson County, Health & Educational Facility Board Vanderbilt University, Series B, Rev., VAR, 2.49%, 09/01/05	14,700
2,500	Metropolitan Government Nashville & Davidson County, IDB, Country Music Hall of Fame, Rev., VAR, LOC: Bank of America N.A., 2.51%, 09/06/05	2,500
3,130	Metropolitan Government Nashville & Davidson County, IDB, L&S LLC Project, Rev., VAR, LOC: Bank of New York, 2.55%, 09/06/05	3,130

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Tennessee - Continued
$40,790	Montgomery County Public Building Authority,
	Tennesse County Loan Pool, Rev., VAR,
	LOC: Bank of America N.A., 2.50%, 09/05/05	$40,790
4,900	Montgomery County Public Building Authority, Pooled Financing, Montgomery County Loan Pool, Rev., VAR, LOC: Bank of America N.A., 2.50%, 09/05/05	4,900
	Sevier County Public Building Authority, Local Government Public Improvement,
4,500	Series VI-E-3, Rev., VAR, AMBAC, 2.36%, 09/01/05	4,500
2,875	Series VI-E-4, Rev., VAR, AMBAC, 2.36%, 09/01/05	2,875
6,800	Series B-1, Rev., VAR, 2.36%, 09/01/05	6,800
4,075	Series C-3, Rev., VAR, AMBAC, 2.36%, 09/01/05	4,075
3,000	Series C-4, Rev., VAR, AMBAC, 2.36%, 09/01/05	3,000
1,500	Series II-A-1, Rev., VAR, AMBAC, 2.51%, 09/06/05	1,500
2,500	Series II-A-2, Rev., VAR, AMBAC, 2.51%, 09/06/05	2,500
6,000	Series II-C-2, Rev., VAR, AMBAC, 2.51%, 09/07/05	6,000
895	Series II-D-3, Rev., VAR, AMBAC, 2.51%, 09/04/05	895
3,000	Series III-B-3, Rev., VAR, AMBAC, 2.51%, 09/06/05	3,000
7,000	Series III-C-5, Rev., VAR, AMBAC, 2.51%, 09/06/05	7,000
1,600	Series III-D-3, Rev., VAR, AMBAC, 2.51%, 09/05/05	1,600
2,500	Series III-E-3, Rev., VAR, AMBAC, LIQ: Landesbank Hessen-Thueringen, 2.51%, 09/07/05	2,500
1,200	Series VI-D-4, Rev., AMBAC, VAR, 2.36%, 09/01/05	1,200
5,000	Series VI-E-2, Rev., AMBAC, 2.36%, 09/01/05	5,000
20,000	Shelby County Health Educational & Housing Facilities Board, Series PA-1277, Rev., VAR, 2.54%, 09/06/05	20,000
5,075	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Series PA-1277, Rev., VAR, LOC: Bank of America N.A., 2.51%, 09/05/05	5,075
300	City of South Pittsburg, IDB, Lodge Manufacturing Co. Project, Rev., VAR, LOC: Suntrust Bank, 2.54%, 09/07/05	300
		345,680
	Texas - 9.9%
	ABN AMRO Munitops Certificate Trust,
17,990	Series 2005-45, Rev., VAR, 2.64%, 09/03/05 (f)	17,990
8,000	Series 2001-26, GO, VAR, 2.42%, 09/07/05	8,000
39,550	Aldine Independent School District, School Buildings, GO, VAR, 2.74%, 09/02/05	39,550

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Texas - Continued
$7,565	Alief Independent School District,
	Series PT-2767, GO, PSF-GTD, 2.53%, 09/05/05	$7,565
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VAR, LIQ: FNMA, 2.36%, 09/05/05	9,100
11,375	Bexar County Housing Finance Authority, Multi- Family Housing, Fountainhead Apartments, Rev., VAR, FNMA, 2.37%, 09/02/05	11,375
2,600	Bowie County IDA, IDR, Texarkana Newspapers, Inc., Rev., VAR, LOC: Bank of New York, 2.37%, 09/01/05	2,600
6,570	Brazos River Authority, Series PT-679, Rev., VAR, MBIA, 2.53%, 09/06/05	6,570
	Brazos River Authority, PCR,
11,700	Series D-1, Rev., VAR, LOC: Wachovia Bank N.A.,2.41%, 09/05/05	11,700
23,400	Series D-2, Rev., VAR, LOC: Wachovia Bank N.A., 2.41%, 09/05/05	23,400
4,200	Brazos River Habor Navigation District, Brazoria County Environmental, Merey Sweeny LP Project, Series A, Rev., VAR, LOC: Bank of America N.A., 2.44%, 09/01/05	4,200
2,495	City of Brownsville, Utility Systems, Sub Lien, Series B, Rev., VAR, MBIA, 2.37%, 09/05/05	2,495
7,315	Carroll Independent School Distric, Series PT-2744, GO, LIQ: Merrill Lynch Capital Services, 2.53%, 09/05/05	7,315
11,000	City of Houston, Sub Lien, Series A, Rev., VAR, AMT, INS: FSA, 2.40%, 09/07/05	11,000
3,000	City of San Antonio, Series 1089, Rev., LIQ: Morgan Stanley Municipal Funding, 2.52%, 09/05/05	3,000
8,719	Collin County Housing Finance Corp., Multi-Family Housing, Preston Bend Apartments Project, Rev., VAR, LIQ: FNMA, 2.37%, 09/01/05	8,719
20,605	Crawford Education Facilities Corp., Higher Education, Southwestern University Project, Series B, Rev., VAR, 2.53%, 09/05/05	20,605
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Flight Safety Project, Rev., VAR, 2.52%, 09/02/05	5,000
200	Dallas-Fort Worth Regional Airport, Municipal Securities Trust Receipts, Series SGA-49, VAR, MBIA, 2.34%, 09/01/05	200

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Texas - Continued
	Eagle Tax Exempt Trust, Weekly Option Mode,
$2,420	Series 3C-7, Class A, Rev., VAR, 2.53%, 09/06/05	$2,420
5,000	Class A, Rev., VAR, 2.53%, 09/07/05	5,000
10,475	Eagle Tax Exempt Trust, Weekly Options Mode, Round Rock, COP, VAR, Series 2001-4304, Class A, 2.53%, 09/02/05	10,475
3,000	Eagle Tax Exempt Trust, Weekly Partner Certificate, COP, VAR, 2.53%, 09/03/05	3,000
13,295	City of El Paso, Series PA-892, Rev., VAR, 2.53%, 09/01/05	13,295
5,000	Greater East Texas Higher Education Authority, Series B, Rev., VAR, LOC: State Street B&T Co, 2.55%, 09/06/05	5,000
	Greater Texas Student Loan Corp.,
14,350	Series A, Rev., VAR, LOC: State Street B&T Co, 2.55%, 09/03/05	14,350
25,000	Series A, Rev., VAR, LOC: State Street B&T Co, 2.55%, 09/06/05	25,000
24,000	Gulf Coast Waste Disposal Authority, ExxonMobil Project, Series B, Rev., 2.25%, 09/01/05	24,000
	Gulf Coast Waste Disposal Authority, ExxonMobil Project,
4,300	Rev., VAR, 2.25%, 09/01/05	4,300
20,600	Series A, Rev., VAR, 2.25%, 09/01/05	20,600
5,000	Harlandale Independent School District, Municiple Securities Trust Receipts, Series SGA-100, GO, VAR, PSF, LIQ: Societe Generale, 2.41%, 09/02/05	5,000
2,905	Harris County, Series RR-II-R-1029, Rev., VAR, FSA, LIQ: Salomon Smith Barney, 2.53%, 09/02/05	2,905
9,665	Harris County Health Facilities Development Authority, Series PT-2350, Rev., VAR, 2.51%, 09/03/05	9,665
500	Harris County, Industrial Development Corp, 2.26%, 09/01/05	500
12,900	Harris County, Industrial Development Corp., PCR, Exxon Project, Rev., VAR, 2.25%, 09/01/05	12,900
6,000	Hays Memorial Health Facilities Development Corp., Central Texas Medical Center Project, Series A, Rev., VAR, LOC: Suntrust Bank N.A., 2.50%, 09/03/05	6,000
	City of Houston,
16,425	COP, Series 523, VAR, MBIA, LIQ: Morgan Stanly Dean Witter, 2.52%, 09/01/05	16,425

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Texas - Continued
$9,670	Series 29, GO, VAR, MBIA, LIQ: BNP Paribas,
	2.53%, 09/05/05	$9,670
15,085	Series PA-892, Rev., VAR, FSA, 2.53%, 09/07/05	15,085
4,335	Series PT-781, GO, VAR, FSA, 2.53%, 09/05/05	4,335
29,245	Houston Higher Education Finance Corp., Series SG-139, Rev., VAR, 2.53%, 09/07/05	29,245
17,500	City of Houston, Airport Systems, Floating Rate Receipts, Series SG-149, Rev., VAR, FSA, LIQ: Societe Generale, 2.53%, 09/04/05	17,500
11,270	Hurst-Euless-Bedford Independent School District, Floating Rate Receipts, Series SG-98, GO, VAR, LIQ: Societe Generale, 2.53%, 09/02/05	11,270
78,900	Katy, Independent School District, CSH Building, Series C, GO, VAR, PSF, 2.50%, 09/07/05	78,900
6,500	Keller Independent School District, Municipal Securities Trust Receipts, Series SGA-111, GO, VAR, LIQ: Societe Generale, 2.32%, 09/01/05	6,500
21,500	Lamar Consolidated Independent School District, School House, GO, VAR, PSF, 1.75%, 12/15/05	21,500
5,770	Leander Independent School District, Series RR-II-R-2143, GO, VAR, LIQ: Citigroup Global Markets, 2.53%, 09/06/05	5,770
	Lower Colorado River Authority,
19,425	Series PA-590, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 2.53%, 09/05/05	19,425
3,615	Series PT-1523, Rev., VAR, MBIA, 2.53%, 09/01/05	3,615
16,310	Series PT-2270, Rev., VAR, FSA AMBAC, 2.53%, 09/05/05	16,310
	Lower Neches Valley Authority Industrial Development Corp., Exempt Facilities, ExxonMobil Project,
3,300	Series A-2, Rev., VAR, 2.20%, 09/01/05	3,300
23,500	Series A, Rev., VAR, 2.20%, 09/01/05	23,500
22,200	Series PA-892, Rev., VAR, 2.25%, 09/01/05	22,200
15,700	Sub Series B-2, Rev., VAR, 2.25%, 09/01/05	15,700
3,400	Lower Neches Valley Authority Industrial Development Corp., Onyx Environmental Services, Rev., VAR, AMT, LOC: Fleet National Bank, 2.55%, 09/05/05	3,400
5,455	Mansfield Independent School District, Municipal Securities Trust Receipts, Series SGA-129, GO, VAR, LIQ: Societe Generale, 2.41%, 09/01/05	5,455

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Texas - Continued
$5,290	Mission Consolidated Independent School District,
	Municipal Securities Trust Receipts,
	Series SGA-105, GO, VAR, LIQ: Societe Generale,
	2.41%, 09/02/05	$5,290
17,050	New Caney Independent School District, Floating Rate Certificates, Series SG-142, GO, VAR, LIQ: Societe Generale, 2.53%, 09/01/05	17,050
7,840	North Central Texas Health Facility Development Corp., Series PT-1411, Rev., VAR, AMBAC, 2.53%, 09/01/05	7,840
20,000	North East Independent School District, Floater Certificates, Series SG-143, GO, VAR, PSF, LIQ: Societe Generale, 2.53%, 09/01/05	20,000
	North Texas Higher Education Authority,
13,000	Series A, AMT, Rev., VAR, AMBAC, 2.42%, 09/07/05	13,000
10,100	Series A, Rev., VAR, FNMA AGMT, 2.42%, 09/06/05	10,100
10,000	Series A, Rev., VAR, LOC: Lloyds Tsb Bank plc, 2.42%, 09/06/05	10,000
9,000	Series C, Rev., VAR, AMBAC, 2.42%, 09/05/05	9,000
3,300	Panhandle-Plains Higher Education Authority, Inc., Student Loan, Series B, Rev., VAR, MBIA, 2.40%, 09/05/05	3,300
18,500	Pasadena Independent School District, Series A, GO, VAR, 2.50%, 09/01/05	18,500
11,735	Pharr San Juan Alamo Independent School District, Municipal Securities Trust Receipts, Series SGA-101, GO, VAR, LIQ: Societe Generale, 2.41%, 09/02/05	11,735
12,035	City of Richardson, Refinancing & Improvement, GO, VAR, 2.74%, 09/03/05	12,035
6,970	San Angelo Independent School District, GO, VAR, PSF-GTD, 2.50%, 09/01/05	6,970
	City of San Antonio, Electric & Gas,
11,190	Series SG-101, GO, VAR, 2.53%, 09/06/05 (p)	11,190
9,540	Series SG-105, GO, VAR, 2.53%, 09/04/05 (p)	9,540
18,800	City of San Antonio, Electric & Gas, Junior Lien, Rev., VAR, 2.19%, 06/01/06	18,800
5,000	City of San Antonio, Municipal Securities Trust Receipts, Series SGA-42, Rev., VAR, MBIA, 2.41%, 09/05/05	5,000
11,000	City of San Antonio, Systems, Junior Lein, Rev., VAR, 2.48%, 09/05/05	11,000
6,435	City of San Antonio, Water, Series SG-159, Rev., VAR, FSA, 2.53%, 09/02/05	6,435

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Texas - Continued
	City of San Antonio, Electric & Gas,
$10,595	Series PT-1498, Rev., VAR, 2.54%, 09/03/05	$10,595
10,315	Series SGA-48, Rev., VAR, 2.41%, 09/03/05	10,315
10,430	City of San Antonio, Water, Municipal Securities Trust Receipts, Series SGA-41, Rev., VAR, MBIA, 2.41%, 09/05/05	10,430
9,000	Schertz-Seguin Local Government Corp., Texas Contract, Floater Certificates, Series SG-151, Rev., VAR, FSA, LIQ: Societe Generale, 2.36%, 09/01/05	9,000
3,568	Southeast Texas Housing Finance Corp., Single Family Mortgage, Series 938, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 2.57%, 09/01/05	3,568
7,420	Southwest Independent School District, Series DB-142, GO, VAR, PSF-GTD, LIQ: Deutsche Bank A.G, 2.53%, 09/05/05	7,420
	State of Texas,
246,700	GO, 4.50%, 08/31/06	250,291
45,000	Series B, GO, VAR, 2.34%, 09/02/05	45,000
14,500	Series II-B, GO, 2.41%, 09/07/05	14,500
38,675	Series PA 1306, GO, VAR, 2.53%, 10/01/05	38,675
8,870	State of Texas, Veteran's Housing Assist Fund, Series II-A, GO, VAR, AMT, LIQ: Landesbank Hessen Thueringen, 2.40%, 09/05/05	8,870
10,020	SunAmerica Trust Various States, Series 2, Class A Certificates, Rev., VAR, LIQ: FHLMC, 2.64%, 09/05/05	10,020
7,875	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Project, Rev., VAR, LIQ: FNMA 2.38%, 09/05/05	7,875
10,250	Texas Department of Housing & Community Affairs, Multi-Family Housing, Reading, Series A, Rev., VAR, LIQ: FHLMC, 2.57%, 09/05/05	10,250
5,000	Texas Department of Housing & Community Affairs, Multi-Family Housing, Post Oak East Apartments, Series A, Rev., VAR, LIQ: FNMA, 2.57%, 09/04/05	5,000
10,100	Texas Department of Housing & Community Affairs, Single Family Mortgage, Series B, Rev., VAR, FSA, 2.42%, 09/07/05	10,100
12,400	Texas Municipal Gas Corp, Series PA-892, Rev., VAR, FSA, 2.35%, 09/05/05	12,400

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Texas - Continued
$20,000	Texas Municipal Power Agency, Floating Rate
	Trust Receipts, Series L-36-J, Regulation D, Rev.,
	VAR, FGIC, LIQ: Lehman Liquidity Co,
	2.48%, 09/07/05	$20,000
36,370	Texas Small Business Industrial Development Corp, Rev., VAR, LIQ: Bank of America, 2.48%, 09/07/05	36,370
1,090	Texas State Department of Housing & Community Affairs, Timber Point Apartments, Series A-1, Rev., VAR, INS: LIQ: FHLMC, 2.44%, 09/05/05	1,090
3,420	Texas State Turnpike Authority, Central Texas Turnpike Authority, First Tier, Series B, Rev., VAR, AMBAC, 2.34%, 09/06/05	3,420
7,325	Texas State Turnpike Authority, Dallas North Thruway, Floating Rate Receipts, Series SG-70, Rev., VAR, 2.53%, 09/07/05	7,325
9,970	State of Texas, Floating Rate Certificates, Series SG-152, GO, VAR, LIQ: Societe Generale, 2.36%, 09/01/05	9,970
3,910	State of Texas, Veteran's Housing Assistance, Series A-1, GO, VAR, LIQ: Texas State Treasurer, 2.50%, 09/06/05	3,910
5,310	State of Texas, Veterans Housing Assistance Fund I, GO, VAR, VA GTD, 2.34%, 09/07/05	5,310
13,000	State of Texas, Veterans Housing Assistance Fund II, Series A-2, GO, VAR, LIQ: Texas Public Accounts, 2.40%, 09/02/05	13,000
5,560	Trinity River Authority, Series RR-II-R-2006, Rev., VAR, MBIA, LIQ: Salomon Smith Barney, 2.53%, 09/02/05	5,560
	University of Texas,
5,265	Series 2003-19, Rev., VAR, LIQ: BNP Paribas, 2.51%, 09/04/05	5,265
9,055	Series PA-1194, Rev., VAR, 2.51%, 09/04/05	9,055
6,000	West Harris County Regional Water Authority, Municipal Securities Trust Receipts, Series SGA-148, Rev., VAR, MBIA, LIQ: Societe Generale, 2.41%, 09/06/05	6,000
3,600	West Side Calhoun Country Naval District, Rev., VAR, 2.44%, 09/01/05	3,600
		1,494,868

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Utah - 1.6%
$20,000	Central Utah Water Conservancy District,
	Series B, GO, VAR, AMBAC, 2.36%, 09/07/05	$20,000
20,000	Davis County School District, GO, TAN, 4.00%, 06/30/06	20,213
	Intermountain Power Agency, Power Supply,
10,000	Series E, Rev., VAR, AMBAC, 2.72%, 09/05/05	10,000
22,975	Series L-42-J, Regulation D, Rev., VAR, MBIA, LIQ: Lehman Liquidity Co, 2.48%, 09/01/05	22,975
16,900	Murray City Hospital, IHC Health Services, Inc., Series D, Rev., VAR, 2.30%, 09/01/05	16,900
5,250	Salt Lake City Municipal Building Authority, Series PT-1744, Rev., VAR, AMBAC, 2.53%, 09/06/05	5,250
3,900	Salt Lake City, Rowland Hall St. Marks School Project, Rev., VAR, LOC: BNP Paribas, 2.50%, 09/07/05	3,900
28,560	University of Utah, Floating Rate Trust Receipts, Series N-15, Regulation D, Rev., VAR, MBIA, 2.53%, 09/01/05	28,560
	Utah Housing Corp., Single Family Mortgage,
1,510	Series B, Class I, Rev., VAR, 2.50%, 09/05/05	1,510
12,500	Series E, Class I, Rev., VAR, LIQ: Bayerische Landesbank, 2.50%, 09/03/05	12,500
12,005	Series E-2, Class I, Rev., VAR, LIQ: Bayerische Landesbank, 2.50%, 09/03/05	12,005
9,195	Series F, Class I, Rev., VAR, LIQ: Bayerische Landesbank, 2.50%, 09/01/05	9,195
6,995	Utah Housing Corp., Single-Family Mortgage, Series E-1, Class I, Rev., VAR, 2.50%, 09/07/05	6,995
	Utah Housing Finance Agency, Single Family Mortgage,
6,510	Series D-1, Rev., VAR, 2.50%, 09/05/05	6,510
4,105	Series E-1, Rev., VAR, LIQ: Bayerische Landesbank, 2.50%, 09/05/05	4,105
4,935	Series F-2, Class I, Rev., VAR, 2.50%, 09/05/05	4,935
4,900	Series W, Rev., VAR, AMBAC, 2.50%, 09/06/05	4,900
20,000	Utah State Board of Regents, Series W, Rev., VAR, AMBAC, 2.42%, 09/04/05	20,000
13,700	Utah State Board of Regents, Student Loan, Series C, Rev., VAR, 2.42%, 09/01/05	13,700
14,800	Utah State Board of Regents, Weekly, Series W, Rev., VAR, AMBAC, 2.42%, 09/07/05	14,800

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Utah - Continued
$850	Weber County, IHC Health Services,
	Series A, Rev., VAR, 2.30%, 09/01/05	$850
		239,803
	Vermont - 0.6%
	Vermont Educational & Health Buildings Financing Agency, Hospital, VHA New England,
5,900	Series D, Rev., VAR, AMBAC, 2.37%, 09/07/05	5,900
8,300	Series G, Rev., VAR, AMBAC, 2.40%, 09/05/05	8,300
	Vermont Housing Finance Agency, Single Family Housing,
10,700	Series 21-A, Rev., VAR, FSA, 2.47%, 09/04/05	10,700
11,200	Series 22, Rev., VAR, FSA, 2.42%, 09/28/05	11,200
	Vermont Student Assistance Corp.,
5,000	Rev., VAR, LOC: State Street Bank & Trust Co, 2.60%, 09/04/05	5,000
50,385	Series QQ, Rev., VAR, AMBAC, 2.42%, 12/15/05	50,385
		91,485
	Virginia - 0.7%
8,545	City of Alexandria, IDA, Pooled Loan Program, Series A, Rev., VAR, LOC: Bank of America N.A., 2.50%, 09/04/05	8,545
8,000	Chesapeake Hospital Authority, Hospital Facilities, Chesapeake General Hospital, Series A, Rev., VAR, LOC: Suntrust Bank, 2.36%, 09/07/05	8,000
8,000	James City County, IDA, Housing Chambrel Project, Rev., VAR, LIQ: FNMA, 2.50%, 09/04/05	8,000
1,000	Loudoun County IDA, Howard Huges Medical, Series E, Rev., VAR, 2.33%, 09/01/05	1,000
6,000	Montgomery County IDA, Rev., VAR, LIQ: Bank of America N.A., 2.34%, 09/01/05	6,000
25,570	Richmond, IDA, Educational Facilities Church Schools, Rev., VAR, LOC: Suntrust Bank, 2.34%, 09/01/05	25,570
10,265	Upper Occoquan Sewage Authority, Series PT 3065, Rev., FSA, 2.51%, 01/01/06 (f)	10,265
	Virginia Commonwealth Transportation Board,
5,765	Series 727, Rev., VAR, LIQ: Morgan Stanly Dean Witter, 2.52%, 09/01/05	5,765
23,590	Series SG-137, Rev., VAR, LIQ: Societe Generale, 2.51%, 09/07/05	23,590
4,945	Virginia Public School Authority RR-II-R-4050, Rev., VAR, LIQ: Citigroup Global Markets, 2.53%, 09/04/05	4,945

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Virginia - Continued
$5,415	Virginia Resources Authority, Infrastructure
	RR-II-R-249, Rev., VAR, LIQ: Citibank N.A.,
	2.53%, 09/03/05	$5,415
		107,095
	Washington - 2.1%
5,000	Central Puget Sound Regional Transportation Authority, Series ROCS-RR-II-R-7004, Rev., VAR, LIQ: Citibank N.A., 2.53%, 09/04/05	5,000
7,260	Central Washington University, Series PT-2251, Rev., VAR, FGIC, 2.53%, 09/05/05	7,260
1,500	Clark County Public Utility District No. 1, Municipal Securities Trust Receipts, Series SGA-118, Rev., VAR, FSA, LIQ: Societe Generale, 2.32%, 09/01/05	1,500
6,995	Energy Northwest Electric, Series PT-734, Rev., VAR, MBIA, 2.53%, 09/06/05	6,995
	King County,
11,070	Series PT-2170, GO, VAR, AMBAC, 2.53%, 09/07/05	11,070
5,300	Series RR-II-R-1028, GO, VAR, FSA, LIQ: Salomon Smith Barney, 2.53%, 09/04/05	5,300
8,635	King County, Sewer, Series 2003-30, Rev., VAR, FSA, LIQ: BNP Paribas, 2.53%, 09/01/05	8,635
10,165	Pierce County School District No 10 Tacoma, Series PT-2918, GO, FSA, 2.53%, 12/01/05	10,165
2,500	Port Bellingham Industrial Development Corp., Atlantic Richfield Project, Series PA-892, Rev., VAR, 2.44%, 09/01/05	2,500
8,000	Port of Seattle, Rev., VAR, LOC: Fortis Bank S.A., 2.42%, 09/07/05	8,000
	City of Seattle,
15,000	Series D, GO, VAR, 3.11%, 09/07/05	15,000
6,190	Series PT-2171, Rev., VAR, FRN, FGIC, 2.57%, 09/02/05	6,190
4,430	Series PT-728, Rev., VAR, FRN, FGIC, 2.57%, 09/06/05	4,430
1,045	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VAR, LOC: U.S. Bank of Washington, 2.54%, 09/07/05	1,045
4,000	Seattle Municipal Securities Trust Receipts, Series SGA-142, GO, VAR, LIQ: Societe Generale, 2.41%, 09/05/05	4,000
11,865	City of Seattle, Municipal Light & Power, Series PT-1421, Rev., VAR, FSA, 2.53%, 09/04/05	11,865

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Washington - Continued
$8,900	City of Seattle, Water Systems, Rev., VAR,
	LOC: Bayerische Landesbank, 2.22%, 09/05/05	$8,900
9,895	Skagit County Public Hospital District No. 1, Series RR-II-R-2126, GO, VAR, MBIA, LIQ: Citigroup Global Markets, 2.53%, 09/07/05	9,895
6,100	Skagit County Public Hospital District No. 2, Series PT-2410, GO, VAR, MBIA, 2.53%, 09/07/05	6,100
13,000	Snohomish County Public Hospital District No. 2, Stevens Healthcare, GO, VAR, LOC: Bank of America, 2.38%, 09/07/05	13,000
	Snohomish County Public Utility District No 1,
16,600	Series A, Rev., VAR, FSA, 2.35%, 09/02/05	16,600
3,900	Series A-2, Rev., FSA, 2.35%, 09/04/05	3,900
8,500	Snohomish County Public Utility District No.1, Municipal Securities Trust Receipts, Series SGA-124, Rev., VAR, FSA, LIQ: Societe Generale, 2.32%, 09/01/05	8,500
	Tacoma, Electric Systems,
11,220	Series PT-1404, Rev., VAR, AMBAC, 2.53%, 09/05/05	11,220
10,495	Series PT-2244, Rev., VAR, FGIC, 2.53%, 09/03/05	10,495
17,935	Washington Public Power Supply System, Nuclear Project No. 2, Series 31, Rev., VAR, LIQ: BNP Paribas, 2.53%, 09/01/05	17,935
	State of Washington,
7,945	Series 2003-27, GO, VAR, LIQ: BNP Paribas, 2.53%, 09/01/05	7,945
14,900	Series VR-96-A, GO, VAR, LOC: Landesbank Hessen, 2.24%, 09/07/05	14,900
15,020	Washington State Higher Education Facilities Authority, Seattle Pacific University Project, Series PA-892, Rev., VAR, LOC: Bank of America N.A., 2.50%, 09/05/05	15,020
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Project, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A, 2.59%, 09/07/05	2,545
1,010	Washington State Housing Finance Commission, Non-Profit Housing, Golden Sands Project, Rev., VAR, LOC: U.S. Bank N.A., 2.43%, 09/01/05	1,010

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Washington - Continued
$1,925	Washington State Housing Finance Commission,
	Non-profit Housing, Rockwood Retirement
	Communities, Rev., VAR,
	LOC: Wells Fargo Bank N.A., 2.42%, 09/01/05	$1,925
300	Washington State Housing Finance Commission, Non-profit Housing, Rockwood Retirement Program, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A., 2.42%, 09/01/05	300
2,390	Washington State Housing Finance Commission, Nonprofit Housing, YMCA Snohomish County Project, Rev., VAR, LOC: U.S. Bank N.A., 2.43%, 09/01/05	2,390
2,840	Washington State Housing Finance Commission, Spokane Community College Foundation, Series A, Rev., VAR, LOC: Bank of America N.A., 2.50%, 09/02/05	2,840
	Washington State Public Power Supply System, Project No. 2, Electric,
13,070	Series 2A-1, Rev., VAR, MBIA, 2.34%, 09/07/05	13,070
20,045	Series 2A-2, Rev., VAR, MBIA, 2.34%, 09/01/05	20,045
14,055	Washington State Public Power Supply System, Project No. 3, Electric, Series 3A, Rev., VAR, MBIA, 2.35%, 09/07/05	14,055
		311,545
	West Virginia - 0.3%
3,000	Municipal Securities Trust Certificates, Series 9026, Class A, Rev., VAR, MBIA, LIQ: Bear Stearns Capital Markets, 2.41%, 09/05/05	3,000
3,210	West Virginia EDA, IDR, Gemark Services, Rev., VAR, LOC: Bank of New York, 2.55%, 09/07/05	3,210
5,765	West Virginia State Building Commission, Series PA-520, Rev., FRN, 2.54%, 09/01/05	5,765
	West Virginia State Hospial Finance Authority, VHA Mid-Atlantic,
5,700	Series D, Rev., VAR, AMBAC, 2.37%, 09/06/05	5,700
5,000	Series E, Rev., VAR, AMBAC, 2.37%, 09/06/05	5,000
4,000	Series C, Rev., VAR, AMBAC, 2.37%, 09/03/05	4,000
9,200	Series G, Rev., VAR, AMBAC, 2.40%, 09/06/05	9,200
7,100	Series H, Rev., VAR, AMBAC, 2.40%, 09/01/05	7,100
9,770	West Virginia State Parkways Economic Development & Tourism Authority, Rev., VAR, FGIC, 2.34%, 09/07/05	9,770
		52,745

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Wisconsin - 1.0%
	Dane County,
$6,950	Series RR-II-R-2003, GO, VAR,
	LIQ: Salomon Smith Barney, 2.53%, 09/04/05	$6,950
5,790	Series RR-II-R-4504, GO, VAR, LIQ: Citigroup Global Markets, 2.53%, 09/06/05	5,790
1,230	Eagle Tax Exempt Trust, Weekly Options Mode, Series 1994-4904, Rev., VAR, 2.57%, 09/05/05	1,230
26,200	Wisconsin Health & Educational Facilities Authority, Wheaton Franciscan Services, Rev., LOC: Citibank N.A., 2.50%, 09/03/05	26,200
	Wisconsin Housing & EDA,
3,860	Series D, Rev., VAR, MBIA, LIQ: FHLB, 2.39%, 09/05/05	3,860
3,445	Series E, Rev., VAR, MBIA, LIQ: FHLB, 2.39%, 09/05/05	3,445
5,310	Series F, Rev., VAR, MBIA, LIQ: FHLB, 2.39%, 09/05/05	5,310
4,215	Series G, Rev., VAR, MBIA, LIQ: FHLB, 2.39%, 09/05/05	4,215
18,375	Series H, Rev., VAR, MBIA, LIQ: FHLB, 2.39%, 09/05/05	18,375
5,225	Series I, Rev., VAR, MBIA, LIQ: FHLB, 2.27%, 09/06/05	5,225
20,000	Series A, Rev., VAR, 2.40%, 09/01/05	20,000
	Wisconsin Housing & EDA, Home Ownership,
4,000	Series A, Rev., VAR, 2.40%, 09/05/05	4,000
8,035	Series A, Rev., VAR, 2.41%, 09/07/05	8,035
7,065	Series C, Rev., VAR, 2.40%, 09/05/05	7,065
3,405	Series E, Rev., VAR, FSA, 2.38%, 09/03/05	3,405
9,955	Series E, Rev., VAR, 2.41%, 09/04/05	9,955
	Wisconsin State Health & Educational Facilities Authority,
10,000	Rev., VAR, AMBAC, 2.49%, 09/07/05	10,000
10,300	Rev., VAR, LOC: Lasalle Bank N.A., 2.34%, 09/07/05	10,300
		153,360
	Wyoming - 0.6%
	Campbell County IDR, Two Elk Power Generation Station Project,
30,000	Series 1999-6, Rev., VAR, 2.40%, 09/05/05	30,000
15,000	Rev., VAR, 2.87%, 09/29/05	15,000
	Sublette County,
400	Seires A, Rev., VAR, 2.25%, 09/01/05	400
11,000	Series B, Rev., VAR, 2.25%, 09/01/05	11,000

See notes to financial statements.

JPMorgan Tax Free Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	Municipal Bonds - Continued
	Wyoming - Continued
$6,850	Rev., VAR, 2.30%, 09/01/05	$6,850
1,700	Uinta County, Rev., 2.30%, 09/27/05	1,700
	Uinta County, PCR, Chevron USA, Inc., Project,
800	Rev., VAR, 2.30%, 09/01/05	800
2,400	Rev., VAR, 2.30%, 09/01/05	2,400
3,900	Wyoming Community Development Authority, Housing, Series 3, Rev., VAR, 2.40%, 09/06/05	3,900
	Wyoming Community Development Authority, Single Family Mortgage,
14,900	Series A, Rev., VAR, 2.47%, 09/01/05	14,900
7,245	Series A, Rev., VAR, LIQ: Westdeutsche Landesbank, 2.47%, 09/07/05	7,245
		94,195
	Total Municipal Bonds (Amortized Cost $14,047,895)	14,047,895
	Total Investments - 101.3%	$15,323,945
	(Amortized Cost $15,323,945)
	Liabilities in excess of other assets - (1.3)%	(198,785)
	NET ASSETS - 100.0%	$15,125,160

See notes to financial statements.

JPMorgan California Municipal Money Market Fund

Schedule of Portfolio Investments

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - 99.7%
	California - 93.5%
$1,000	ABAG Finance Authority for Nonprofit Corps.,
	Kteh Foundation, Rev., VAR, LOC: Bank of
	America N.A., 2.40%, 09/05/05	$1,000
1,500	ABAG Finance Authority for Nonprofit Corps., Point Loma Nazarene University, Rev., VAR, LOC: Allied Irish Bank plc, 2.50%, 09/05/05	1,500
1,075	ABAG Finance Authority for Nonprofit Corps., YMCA San Francisco, Series B, Rev., VAR, LOC: Wells Fargo Bank N.A., 2.40%, 09/02/05	1,075
	ABN AMRO Munitops Certificate Trust,
2,000	Series 2002-9, GO, VAR, MBIA, 2.82%, 01/01/06	2,000
1,500	Series 2003-1, GO, VAR, AMBAC-TCRS, Bank of New York, 2.40%, 09/02/05	1,500
2,630	Alameda County IDA, Family Partnership, Class A, Rev., VAR, LOC: Wells Fargo Bank N.A., 2.35%, 09/02/05	2,630
800	Alameda County IDA, Scientific Technology Project, Series A, Rev., VAR, LOC: BNP Paribas, 2.40%, 09/06/05	800
635	Auburn Union School District, COP, VAR, FSA, 2.45%, 09/05/05	635
1,100	California Cities Home Ownership Authority, Lease Purchase Program, Series A, Rev., VAR, FHLMC COLL, LIQ: Societe Generale, 3.60%, 09/05/05	1,100
1,350	California Communities Housing Finance Agency, Subordinated, Series B, Rev., VAR, LIQ: Societe Generale, 2.58%, 09/07/05	1,350
95	California Economic Development Financing Authority, IDR, Standard Abrasives Manufacturing Project, Rev., VAR, LOC: Mellon Bank N.A., 2.35%, 09/07/05	95
150	California Educational Facilities Authority, Stanford, Series PA-542, Rev., VAR, LIQ: Merrill Lynch Capital Services, 2.51%, 09/07/05	150
	California Educational Facilities Authority, University of San Francisco,
400	Rev., VAR, LOC: Allied Irish Bank plc, 2.30%, 09/01/05	400
3,250	Rev., VAR, LOC: Allied Irish Bank plc, 2.30%, 09/06/05	3,250
900	California Housing Finance Agency, Series D, Rev., VAR, FSA, 2.38%, 09/02/05	900

See notes to financial statements.

JPMorgan California Municipal Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - Continued
	California - Continued
	California Housing Finance Agency, Multi- Family Housing,
$1,070	Series A, Rev., VAR, LOC: Helaba, 2.39%,
	09/01/05	$1,070
1,175	Series G, VAR, Rev., 2.41%, 09/02/05	1,175
1,300	California Infrastructure & Economic Development Bank, 2.53%, 10/20/05 (f)	1,300
1,000	California Infrastructure & Economic Development Bank, IDR, Adams Rite Manufacturing Co. Project, Series A, Rev., VAR, LOC: Mellon First Business Bank, 2.35%, 09/05/05	1,000
3,270	California Pollution Control Financing Authority, Colmac Energy Project, Series A, VAR, LOC: Landesbank Hessen-Thueringen, 2.31%, 09/07/05	3,270
1,000	California Pollution Control Financing Authority, Sierra Pacific Industries Project, Rev., VAR, LOC: Wells Fargo Bank N.A., 2.35%, 09/07/05	1,000
1,600	California Pollution Control Financing Authority, U.S. Borax, Inc. Project, Series A, Rev., VAR, LOC: Wachovia Bank of Georgia, 2.44%, 09/02/05	1,600
3,000	California School Cash Reserve Program Authority, Series A, Rev., 4.00%, 07/06/06	3,035
	California State Department of Water Resources,
1,780	Series B-2, Rev., VAR, LOC: BNP Paribas, 2.35%, 09/01/05	1,780
2,500	Series C-7, VAR, Rev., FSA, 2.42%, 09/01/05	2,500
1,990	Series RR-II-R-6044, Rev., VAR, MBIA, LIQ: Citibank N.A., 2.51%, 09/07/05	1,990
1,000	California State Department of Water Resources, Power Supply, EAGLE, Series 2002-6017, Class A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 2.51%, 09/01/05	1,000
	California Statewide Communities Development Authority,
2,000	2.34%, 09/07/05	2,000
300	Series 909, COP, VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 2.47%, 09/04/05	300
1,900	California Statewide Communities Development Authority, Cathedral High School Project, Rev., VAR, LOC: Allied Irish Bank plc, 2.35%, 09/05/05	1,900
	California Statewide Communities Development Authority, Kaiser Permanente,
700	Series A, Rev., VAR, 2.30%, 09/07/05	700
1,000	Series B, Rev., VAR, 2.30%, 09/05/05	1,000

See notes to financial statements.

JPMorgan California Municipal Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - Continued
	California - Continued
$1,000	California Statewide Communities Development
	Authority, Multi-Family Housing, Canyon Springs
	Apartments, Series KK, Rev., VAR, LIQ: FNMA,
	2.45%, 09/07/05	$1,000
2,000	California Statewide Communities Development Authority, Plan Nine Partners Project, Series A, Rev., VAR, LOC: Union Bank of California N.A., 2.42%, 09/06/05	2,000
	Charter Mac Floater Certificate Trust I,
2,200	Series CAL-1, Rev., VAR, AMT, MBIA, 2.52%, 09/05/05	2,200
1,800	Series CAL-2, Rev., VAR, MBIA, 2.52%, 09/05/05	1,800
2,399	City of Glendale, Series 590, Rev., VAR, MBIA, LIQ: Morgan Stanley Dean Witter, 2.51%, 09/04/05	2,398
2,000	City of Hayward, Multi-Family Housing, Shorewood, Series A, Rev., VAR, LIQ: FNMA, 2.50%, 09/05/05	2,000
410	City of Oakland, Health Facilities, Series PT-958, Rev., VAR, 2.51%, 09/01/05	410
170	City of Pasadena, Rose Bowl Improvements Project, COP, VAR, LOC: Bank of New York, 2.33%, 09/05/05	170
700	City of San Jose, Multi-Family Housing, Villa Monterey Apartments, Series F, Rev., VAR, LIQ: FNMA, 2.43%, 09/05/05	700
3,925	City of Santa Rosa, Series PZ-43, Rev., VAR, AMBAC, 2.59%, 09/01/05	3,925
2,400	City of Turlock Health Care Facilities, Emanuel Medical Center, Inc., Series B, COP, VAR, LOC: U.S. Bank N.A., 2.42%, 09/03/05	2,400
2,000	County of Los Angeles, Series A, Rev., TRAN, 4.00%, 06/30/06	2,024
25	East Bay Municipal Utility District, Water Systems, Sub Series B, Rev., VAR, FSA, 2.25%, 09/04/05	25
3,500	Fairfield IDA, Aitchison Family Partnership, Rev., VAR, LOC: Wells Fargo & Company, 2.35%, 09/07/05	3,500
3,955	Federal Home Loan Mortgage Corp., Multi-Family Certificates, Series M001, Class A, 2.59%, 09/05/05, FRN	3,955
550	Hayward Housing Authority, Series A, Rev., VAR., LIQ: FNMA, 2.31%, 09/06/05	550
3,650	Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VAR, FHLMC, 2.44%, 09/06/05	3,650

See notes to financial statements.

JPMorgan California Municipal Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - Continued
	California - Continued
$1,000	Hesperia, Civic Plaza Financing, COP, VAR,
	LOC: Bank of America N.A., 2.30%, 09/02/05	$1,000
715	Hesperia Public Financing Authority, Water & Administration Facilities, Series B, Rev., VAR, LOC: Bank of America N.A., 2.43%, 09/06/05	715
20	Irvine, Improvement Bond Act of 1915, Assessment District No. 00-18, Special Assessment, Series A, VAR, LOC: Bank of New York, 2.20%, 09/01/05	20
2,500	Long Beach Bond Finance Authority, Tax Allocation, Series 812, Class D, VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 2.47%, 09/01/05	2,500
700	Los Angeles Community Redevelopment Agency, Multi-Family Housing, Security Building Project, Series A, Rev., VAR, LIQ: FNMA, 2.50%, 09/05/05	700
1,659	Los Angeles County Housing Authority, Multi- Family Housing, Malibu Meadows II, Series C, Rev., VAR, FNMA, 2.44%, 09/02/05	1,659
2,150	Los Angeles County IDA, Goldberg & Solovy Foods, Rev., VAR, LOC: Union Bank of California, 3.90%, 09/02/05	2,150
	Los Angeles Department of Water & Power
2,000	2.62%, 11/01/05,	2,000
3,900	Sub Series A-4, Rev., VAR, 2.40%, 09/05/05	3,900
1,200	Sub Series A-7, Rev., VAR, 2.40%, 09/04/05	1,200
5,000	Los Angeles Metro Transportation, 2.48%, 09/08/05	5,000
3,000	Los Angeles Unified School District, Series PA-1115, GO, VAR, FSA, 2.51%, 09/01/05	3,000
200	Metropolitan Water District of Southern California, Waterworks, Series C-1, Rev., VAR, 2.42%, 09/01/05	200
1,000	Monrovia Unified School District, Municipal Securities Trust Receipts, Series SGA-70, GO, VAR, MBIA, 2.32%, 09/04/05	1,000
	Municipal Securities Trust Certificates,
475	Series 1998-47, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 2.32%, 09/07/05 (e)	475
2,000	Series 2000-96, Class A, GO, VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 2.32%, 09/05/05 (e)	2,000
5,000	Series 9042, Class A, GO, MBIA, LOC: Bear Stearns Capital Market, 2.32%, 09/06/05 (e)	5,000

See notes to financial statements.

JPMorgan California Municipal Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - Continued
	California - Continued
$2,400	Oakland, Trust Receipts, Series 5, Class F, Rev., VAR,
	FGIC, 2.52%, 09/07/05	$2,400
300	Ontario Redevelopment Agency, Multi-Family Housing, Seasons at Gateway, Sub Series B, Rev., VAR, LOC: Bank of America N.A., 2.35%, 09/01/05	300
1,000	Orange County Apartment Development, Bluffs Apartments, Series C, Rev., VAR, FHLMC, LIQ: Freddie Mac, 2.44%, 09/06/05	1,000
475	Orange County Housing Authority Lantern Pines Projects, Rev., VAR, LIQ: FNMA, 2.30%, 09/04/05	475
1,000	Orange County Sanitation District, Series 1032, COP, VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 2.47%, 09/05/05	1,000
1,000	Pleasant Hill Redevelopment Agency, Multi-Family Housing, Chateau III, Series A, Rev., VAR, LIQ: FNMA, 2.50%, 09/07/05	1,000
3,000	Regents of University of California, 2.47%, 11/01/05	3,000
2,000	Riverside County, Transportation Commission, 2.70%, 10/21/05	2,000
3,000	Roseville Electric System, Series 2938, COP, VAR, LIQ: Merrill Lynch Capital Services, 2.51%, 02/01/06	3,000
1,200	San Diego County, 2.47%, 10/03/05	1,200
	San Diego County Water Authority,
2,000	2.45%, 09/01/05	2,000
2,000	2.59%, 09/15/05	2,000
3,000	2.70%, 10/03/05	3,000
2,000	Series PT-2547, COP, VAR, FGIC, 2.51%, 09/04/05	2,000
2,000	San Diego Metropolitan Transportation Development Board, RAN, Rev., GO, 3.50%, 01/04/06	2,009
1,000	San Diego Unified School District, Series 1146, GO, VAR, FSA, LIQ: Morgan Stanley Municipal Funding, 2.47%, 09/02/05	1,000
1,000	San Francisco City & County Airports Commission, International Airport, Municipal Securities Trust Receipts, Series SGA-50, VAR, MBIA, 2.37%, 09/03/05	1,000
2,500	San Francisco Public Utilities, Municipal Securities Trust Receipts, 2.54%, 10/03/05	2,500
6,000	San Gabriel Valley Government, 2.45%, 09/01/05	6,000
990	San Jose Airport, Series II-R-2004, Rev., VAR, FSA, LIQ: Salomon Smith Barney, 2.51%, 09/03/05	990
1,680	San Juan Unified School District, 2.60%, 11/18/05	1,681
500	Santa Ana Housing Authority, Vintage Apartments, Series A, Rev., VAR, 2.43%, 09/02/05	500
400	Santa Ana Unified School District, COP, VAR, LOC: BNP Paribas, 2.30%, 09/03/05	400

See notes to financial statements.

JPMorgan California Municipal Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - Continued
	California - Continued
$1,350	Santa Clara County-El Camino Hospital District,
	Series A, Rev., VAR, LOC: State Street Bank &
	Trust Co., 2.43%, 09/01/05	$1,350
3,290	Santa Margarita-Dana Point Authority, Series PT-2348, Rev., VAR, AMBAC, 2.51%, 09/06/05	3,290
1,960	Southern California Home Financing Authority, Single Family Housing, Series A, Rev., VAR, 2.39%, 09/04/05	1,960
1,325	Southern California Home Financing Authority, Single Family Mortgage, Series B, Rev., VAR, LIQ: BNP Paribas, 2.39%, 09/04/05	1,325
3,700	State of California, Daily Kindergarten University, Series A-3, GO, VAR, LOC: Citibank N.A., 2.35%, 09/01/05	3,700
1,000	State of California, EAGLE, Series 2005-1000, Class A, GO, VAR, MBIA, LIQ: Citibank N.A., 2.51%, 09/07/05	1,000
1,999	State of California, Economic Recovery, Series 927, GO, VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 2.47%, 09/03/05	1,999
3,115	State of California, Merlots, Series C26, GO, VAR, FSA-CR, 2.39%, 09/04/05	3,115
	State of California, Municipal Securities Trust Receipts,
300	Series SGA-40, GO, VAR, FGIC, 2.32%, 09/04/05	300
2,500	Series SGA 54, GO, VAR, AMBAC, 2.32%, 09/06/05	2,500
300	Series SGA-55, GO, VAR, FGIC, 2.32%, 09/06/05	300
	State of California,
2,500	2.55%, 10/14/05	2,500
3,000	2.60%, 10/11/05	3,000
1,650	2.63%, 11/03/05 (f)	1,650
2,300	Series C-1, VAR, Rev., ST GTD, 2.35%, 09/01/05	2,300
3,000	Series C-21, Rev., VAR, 2.33%, 09/01/05	3,000
5,000	Series PA-1311, GO, VAR, LIQ: Merrill Lynch Capital Services, 2.54%, 12/01/05	5,000
1,500	Series RR-II-R-2185, GO, VAR, AMBAC, LIQ: Citigroup Global Markets, 2.51%, 09/01/05	1,500
1,995	Series RR-II-R-7504, GO, VAR, AMBAC, LIQ: Citibank N.A., 2.51%, 09/07/05	1,995
1,430	Series SG-85, GO, VAR, LIQ: Societe Generale, 2.51%, 09/03/05	1,430
	University of California,
5,000	Rev., 2.54%, 10/03/05	5,000
1,000	Series F, Rev., 3.00%, 05/15/06	1,003

See notes to financial statements.

JPMorgan California Municipal Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - Continued
	California - Continued
$425	Upland Community Redevelopment Agency,
	Multi-Family Housing, Northwoods Project,
	Series 168-A, Rev., VAR, LIQ: FNMA,
	2.47%, 09/07/05	$425
2,690	West Contra Costa Unified School District, Series PT-1828, GO, VAR, FGIC, 2.51%, 09/04/05	2,690
		203,018
	Puerto Rico - 6.2%
1,000	Municipal Securities Trust Certificates, Series 2002-199, Class A, VAR, LIQ: Bear Stearns Capital Markets, 2.31%, 09/06/05	1,000
	Commonwealth of Puerto Rico,
600	Series II-R-185, GO, VAR, FGIC, LIQ: Citibank N.A., 2.50%, 09/07/05	600
3,650	Series M4J REG, GO, VAR, FSA, 2.43%, 09/01/05	3,650
715	Series PA-931, GO, VAR, XLCA, 2.50%, 09/06/05	715
1,700	Puerto Rico Electric Power Authority, Municipal Securities Trust Receipts, 2.31%, 09/02/05	1,700
448	Puerto Rico Highway & Transportation Authority, Series 815-D, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 2.47%, 09/06/05	447
170	Puerto Rico Highway & Transportation Authority, Trust Receipts, Series B, Class F, Rev., VAR, MBIA, 2.49%, 09/01/05	170
1,150	Puerto Rico Infrastructure Financing Authority, Series 1, SO, VAR, LIQ: Bank of New York, 2.50%, 09/04/05	1,150
520	Puerto Rico Municipal Finance Agency, 2.49%, 09/06/05	520
2,220	Puerto Rico Public Buildings Authority, Series PT-978, Rev., VAR, 2.52%, 09/03/05	2,220
1,300	TICS/TOCS Trust, Series 2001-2, GO, VAR, FSA, LIQ: Bank of New York, 2.50%, 09/06/05	1,300
		13,472
	Total Investments - 99.7%
	(Cost $216,490)	$216,490
	Other assets in excess of liabilities - 0.3%	676
	NET ASSETS - 100.0%	$217,166

See notes to financial statements.

JPMorgan New York Municipal Money Market Fund

Schedule of Portfolio Investments

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - 101.5%
	New York - 100.2%
	ABN AMRO Munitops Certificate Trust,
$12,000	Series 1999-13, VAR, FGIC-TCRS, 2.37%, 09/07/05 (m)	$12,000
8,985	Series 2004-33, Rev., VAR, AMBAC, 2.40%, 09/03/05	8,985
5,500	Albany City School District, Series C, BAN, 3.75%, 06/30/06	5,536
385	Albany IDA, Newkirk Productions, Inc., Project, Series A, Rev., VAR, LOC: Fleet National Bank, 2.56%, 09/04/05	385
3,700	Ardsley Union Free School District, GO, TRAN, 3.75%, 06/29/06	3,728
850	Babylon IDA, Edwin Berger/Lambro Industries, Rev., VAR, LOC: Fleet Bank N.A., 2.39%, 09/07/05	850
	Board of Cooperative Educational Services, First Supervisory District, Suffolk County,
6,000	RAN, 3.00%, 02/28/06	6,012
4,000	RAN, 3.50%, 06/29/06	4,020
1,900	Board of Cooperative Educational Services, Second Supervisory District, Westchester County, RAN, 3.50%, 06/30/06	1,910
8,000	City of Binghamton, Various Purposes, BAN, GO, 2.63%, 09/22/05	8,004
3,500	Corning City School District, RAN, GO, 3.00%, 11/11/05	3,503
3,500	Dobbs Ferry Union Free School District, GO, 3.50%, 01/13/06	3,511
	Dutchess County IDA, Civic Facilities, Marist College,
6,600	Series A, Rev., VAR, LOC: Bank of New York, 2.50%, 09/05/05	6,600
1,500	Series A, Rev., VAR, LOC: Bank of New York, 2.50%, 09/06/05	1,500
12,915	Series A, Rev., VAR, LOC: Keybank N.A., 2.50%, 09/02/05	12,915
	Eagle Tax Exempt Trust, Weekly Options Mode,
5,990	Series 3C-7, Class A, FRN, 2.52%, 09/07/05	5,990
12,085	Series 94-3203, Class A, FRN, 2.52%, 09/02/05	12,085
8,805	Series 94-3205, Class A, FRN, 2.52%, 09/02/05	8,805
12,155	Series 96-3207, Class A, FRN, 2.52%, 09/06/05	12,155
14,850	Series 96C-3208, Class A, FRN, 2.52%, 09/06/05	14,850
	Eagle Tax-Exempt Trust, Weekly Partner Certificate,
25,000	Class A, Rev., 2.52%, 09/07/05	25,000
8,135	Series A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 2.52%, 09/07/05 (e)	8,135

See notes to financial statements.

JPMorgan New York Municipal Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - Continued
	New York - Continued
$3,300	Series 2001-3202, Class A, Rev., VAR, LIQ: Citibank N.A., 2.52%, 09/01/05	$3,300
4,000	Series 2002-6003, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 2.52%, 09/02/05	4,000
	Erie County Water Authority,
7,700	Series A, Rev., VAR, AMBAC, 2.30%, 09/06/05	7,700
1,400	Series B, Rev., VAR, AMBAC, 2.30%, 09/06/05	1,400
2,600	Franklin County IDA, Civic Facilities, Trudeau Institute, Inc., Project, Rev., VAR, LOC: Fleet National Bank, 2.34%, 09/02/05	2,600
3,440	Great Neck North Water Authority, Water System, Series A, Rev., VAR, FGIC, 2.41%, 09/05/05	3,440
1,000	Guilderland IDA, North Eastern Industrial Park, Series A, Rev., VAR, LOC: Fleet Bank of New York, 2.34%, 09/05/05	1,000
2,000	Islip IDA, Brentwood District Co. Facility, Rev., VAR, LOC: Fleet Bank, 2.59%, 09/07/05	2,000
	Long Island Power Authority, Electric Systems,
300	Series D, Rev., VAR, FSA, 2.33%, 09/05/05	300
3,500	Series G, Rev., VAR, FSA, 2.31%, 09/05/05	3,500
4,360	Series PA-841, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 2.52%, 09/01/05	4,360
4,010	Series PA-1051, Rev., VAR, FSA, 2.52%, 09/04/05	4,010
2,695	Series PT-386, Rev., 2.52%, 09/02/05	2,695
8,780	Series SG-125, 2.52%, 09/07/05	8,780
3,300	Sub Series 3B, Rev., VAR, LOC: Westdeutsche Landesbank AG, 2.25%, 09/01/05	3,300
2,662	Sub Series 7-A, Rev., VAR, MBIA, 2.25%, 09/05/05	2,662
2,000	Sub Series 7-B, Rev., VAR, MBIA, 2.33%, 09/05/05	2,000
	Metropolitan Transportation Authority,
4,500	2.50%, 11/01/05	4,500
7,000	Series A-1, Rev., VAR, XLCA, 2.50%, 09/02/05	7,000
14,895	Series B-16, Rev., VAR, 2.39%, 09/05/05	14,895
12,695	Series D-1, Rev., VAR, FSA, 2.45%, 09/05/05	12,695
6,300	Series G1, Rev., VAR, AMBAC, 2.41%, 09/05/05	6,300
1,700	Series G2, Rev., VAR, AMBAC, 2.41%, 09/05/05	1,700
16,800	Sub Series A-1, GO, VAR, CIFG, 2.45%, 09/05/05	16,800
8,290	Metropolitan Transportation Authority, Dedicated Fax Fund, Series B, Rev., VAR, FSA, 2.45%, 09/06/05	8,290
	Metropolitan Transportation Authority, EAGLE,
3,300	Series 2002-6021, Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 2.52%, 09/01/05	3,300

See notes to financial statements.

JPMorgan New York Municipal Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - Continued
	New York - Continued
$5,000	Series 2002-6028, Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 2.52%, 09/01/05	$5,000
	Metropolitan Transportation Authority, Service Contract,
27,145	Series 848-D, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 2.50%, 09/03/05	27,145
600	Series D-2, Rev., VAR, FSA, 2.45%, 09/01/05	600
5,405	Series PA-105, Rev., VAR, 2.52%, 09/07/05	5,405
9,995	Series PA-1042R, Rev., VAR, MBIA, 2.52%, 09/07/05	9,995
5,960	Series PT-1547, Rev., VAR, FGIC, 2.52%, 09/02/05	5,960
7,630	Series PT-2290, Rev., VAR, FSA, 2.52%, 09/05/05	7,630
9,435	Monroe County IDA, Rochester Institute Project, Series A, Rev., VAR, LOC: First Union National Bank, 2.40%, 09/06/05	9,435
	Municipal Securities Trust Certificates,
6,000	Series 2000-109, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 2.28%, 09/01/05 (e)	6,000
10,000	Series 2001-116, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 2.36%, 09/01/05 (e)	10,000
10,000	Series 2001-122, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 2.36%, 09/07/05 (e)	10,000
9,995	Series 2001-176, Class A, GO, VAR, MBIA, LIQ: Bear Stearns Capital Markets, 2.36%, 09/01/05	9,995
9,995	Series 7001, Class A, Rev., VAR, AMBAC, LOC: Bear Stearns Capital Markets, 2.28%, 09/05/05	9,995
1,820	Nassau County Interim Finance Authority, Series PA-901, Rev., VAR, AMBAC, 2.52%, 09/01/05	1,820
13,550	Nassau County Interim Finance Authority, Municipal Securities Trust Receipts, Special Tax, Series SGA-108, VAR, LIQ: Societe Generale, 2.36%, 09/07/05	13,550
6,090	Nassau County Interim Finance Authority, Sales & Tax Secured, Series A, Rev., VAR., FSA, 2.32%, 09/01/05	6,090
	Nassau Health Care Corp.,
7,000	Sub Series 2004-C1, Rev., VAR, FSA, 2.45%, 09/05/05	7,000
2,200	Sub Series 2004-C3, Rev., VAR, FSA, 2.50%, 09/05/05	2,200

See notes to financial statements.

JPMorgan New York Municipal Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - Continued
	New York - Continued
	New York City,
$46,100	2.60%, 10/06/05	$46,100
10,000	2.60%, 11/01/05	10,000
3,000	Series F-2, GO, VAR, LOC: Depfa Bank plc, 2.30%, 09/03/05	3,000
2,800	Series F-4, GO, VAR, LOC: Landesbank Hessen-Thueringen, 2.33%, 09/03/05	2,800
4,200	Sub Series A-2, Rev., VAR, LOC: Bank of America N.A., 2.31%, 09/02/05	4,200
4,150	Sub Series A-3, GO, VAR, LOC: BNP Paribas, 2.30%, 09/01/05	4,150
5,400	Sub Series A-4, GO, VAR, LOC: Bank of Nova Scotia, 2.31%, 09/02/05	5,400
900	Sub Series A-4, GO, VAR, LOC: Westdeutsche Landesbank, 2.25%, 09/01/05	900
800	Sub Series A-5, GO, VAR, LOC: KBC Bank N.V., 2.30%, 09/01/05	800
4,400	Sub Series A-6, GO, VAR, LOC: Helaba, 2.33%, 09/07/05	4,400
5,950	Sub Series A-6, GO, VAR, LOC: Landesbank Baden-Wurttemberg, 2.30%, 09/02/05	5,950
5,800	Sub Series A-6, GO, VAR, FSA, 2.25%, 09/01/05	5,800
600	Sub Series B-4, GO, VAR, MBIA, 2.30%, 09/01/05	600
5,700	Sub Series C-2, GO, VAR, LOC: Bayerische Landesbank, 2.33%, 09/07/05	5,700
4,200	Sub Series C-4, GO, VAR, LOC: BNP Paribas, 2.33%, 09/05/05	4,200
1,700	Sub Series C-5, GO, VAR, LOC: Bank of New York, 2.32%, 09/05/05	1,700
200	Sub Series E-3, GO, VAR, LOC: Westdeutsche Landesbank, 2.25%, 09/01/05	200
6,000	Sub Series G-2, GO, VAR, LOC: Bank of Nova Scotia, 2.33%, 09/05/05	6,000
4,100	Sub Series H-2, GO, VAR, LOC: Bank of New York, 2.32%, 09/01/05	4,100
9,000	Sub Series H-3, GO, VAR, LOC: Bank of New York, 2.30%, 09/01/05	9,000
1,300	Sub Series H-3, GO, VAR, FSA, 2.25%, 09/01/05	1,300
4,200	Sub Series H-4, GO, VAR, LOC: Bank of New York, 2.25%, 09/01/05	4,200
3,500	Sub Series H-6, GO, VAR, MBIA, 2.30%, 09/04/05	3,500
2,800	Sub Series H-6, GO, VAR, MBIA, 2.30%, 09/05/05	2,800

See notes to financial statements.

JPMorgan New York Municipal Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - Continued
	New York - Continued
$3,400	New York City Housing Development Corp.,
	100 Jane Street Development, Series A, AMT,
	Rev., VAR, FNMA AGMT, 2.38%, 09/02/05	$3,400
8,000	New York City Housing Development Corp., 155 W. 21st St., Series A, AMT, Rev., VAR, LOC: Bank of New York, 2.40%, 09/07/05	8,000
200	New York City Housing Development Corp., Brittany Development, Series A, Rev., VAR, LIQ: FNMA, 2.38%, 09/01/05	200
2,500	New York City Housing Development Corp., Carnegie Park, Series A, Rev., VAR, FNMA AGMT, 2.33%, 09/05/05	2,500
3,300	New York City Housing Development Corp., Columbus Green, Series A, Rev., VAR, FNMA AGMT, 2.33%, 09/02/05	3,300
1,800	New York City Housing Development Corp., Multi- Family Housing, 2 Gold Street, Series A, Rev., VAR, LOC: Fleet National Bank, 2.38%, 09/07/05	1,800
2,100	New York City Housing Development Corp., Multi- Family Housing, 55 Pierrepont Development, Series A, Rev., VAR, LOC: Allied Irish Bank plc, 2.38%, 09/06/05	2,100
5,200	New York City Housing Development Corp., Multi-Family Housing, 90 West Street, Series A, Rev., VAR, LOC: HSBC Bank USA, 2.38%, 09/01/05	5,200
3,200	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VAR, FNMA COLL AGMT, 2.33%, 09/05/05	3,200
12,800	New York City Housing Development Corp., Multi-Family Housing, LaCasa Development, Series VA, Rev., VAR, LOC: Citibank N.A., 2.36%, 09/02/05	12,800
11,605	New York City Housing Development Corp., Multi-Family Housing, Parkview Apartments, Series A, Rev., VAR, LOC: Citibank N.A., 2.40%, 09/05/05	11,605
900	New York City Housing Development Corp., Multi-Family Rental Housing, Series A, Rev., VAR, LIQ: FNMA, 2.38%, 09/04/05	900
200	New York City Housing Development Corp., Multi-Family Rental Housing, Lyric Development, Series A, Rev., VAR, LIQ: FNMA, 2.38%, 09/01/05	200

See notes to financial statements.

JPMorgan New York Municipal Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - Continued
	New York - Continued
$300	New York City Housing Development Corp.,
	Multi-Family Rental Housing, Tribeca Tower,
	Series A, Rev., VAR, 2.38%, 09/02/05	$300
5,300	New York City Housing Development Corp., Ogden Avenue Apartments, Series II-A, Rev., VAR, LOC: Bank of America N.A., 2.40%, 09/01/05	5,300
8,800	New York City Housing Development Corp., Thessalonica Court, Series A, Rev., VAR, LOC: Citibank N.A., 2.36%, 09/06/05	8,800
3,300	New York City Housing Development Corp., West 43rd Street Development, Series A, AMT, Rev., VAR, FNMA AGMT, 2.38%, 09/06/05	3,300
2,400	New York City Housing Development Corp., West 89th Street Development, Series A, Rev., VAR, LOC: FNMA, 2.38%, 09/01/05	2,400
9,900	New York City Housing Development Corp., White Plains Apartments, Series A, Rev., VAR, LOC: Bank of America N.A., 2.40%, 09/01/05	9,900
2,900	New York City IDA, Ahava Food Corp. Project, Rev., VAR, LOC: Bank of America N.A., 2.60%, 09/01/05	2,900
3,200	New York City IDA, Allen Steveson School, Rev., VAR, LOC: Allied Irish Bank plc, 2.55%, 09/01/05	3,200
2,000	New York City IDA, Civic Facilities, Abraham Joshua Heschel Project, Rev., VAR, LOC: Allied Irish Bank plc, 2.52%, 09/01/05	2,000
900	New York City IDA, Civic Facilities, Amern Society Technion, Rev., VAR, LIQ: Allies Irish Bank plc, 2.30%, 09/07/05	900
13,435	New York City IDA, Civic Facilities, Columbia Grammar & Prep School, Rev., VAR, LOC: Allied Irish Bank plc, 2.55%, 09/01/05	13,435
4,550	New York City IDA, Civic Facilities, Jamaica First Packaged LLC Project, Rev., VAR, LOC: Bank of New York, 2.50%, 09/06/05	4,550
3,200	New York City IDA, Hewitt School Project, Rev., VAR, LOC: Allied Irish Bank plc, 2.55%, 09/01/05	3,200
5,400	New York City IDA, Korean Air Line Company, Series C, Rev., VAR, LOC: Rabobank Nederland, 2.36%, 09/07/05	5,400
26,800	New York City IDA, Liberty Facilities Hanson Office, Rev., VAR, LOC: ING Bank N.V., 2.50%, 09/05/05	26,800

See notes to financial statements.

JPMorgan New York Municipal Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - Continued
	New York - Continued
$580	New York City IDA, Municipal Securities Trust
	Receipts, Series SGA-110, Rev., VAR, LOC:
	Societe Generale, 2.36%, 09/01/05	$580
	New York City Metropolitan Transportation Authority,
30,000	2.60%, 11/01/05	30,000
10,000	2.62%, 11/07/05	10,000
	New York City Municipal Water Finance Authority, Water & Sewer Systems, Municipal Securities Trust Receipts,
8,410	Series PA-447, Rev., VAR, FGIC-TCRS, 2.52%, 09/06/05	8,410
6,495	Series PA-900, Rev., VAR, 2.54%, 09/03/05	6,495
2,900	Series PA-1076, Rev., VAR, 2.54%, 09/04/05	2,900
5,100	Series PA-1085, Rev., VAR, FGIC, 2.52%, 09/04/05	5,100
11,000	Series RR-II-R-385, Rev., VAR, MBIA, LIQ: Citibank N.A., 2.52%, 12/15/05	11,000
2,390	Series SGB-25, Rev., VAR., MBIA, LIQ: Societe Generale, 2.52%, 09/06/05 (p)	2,390
5,900	Sub Series C-2, Rev., VAR, 2.48%, 09/05/05	5,900
2,550	Sub Series C-3, Rev., VAR, 2.25%, 09/01/05	2,550
8,000	Sub Series F-1, Rev., VAR, 2.44%, 09/01/05	8,000
4,900	New York City Transit Authority, Triborough, Series PMD-10, COP, VAR, AMBAC, 2.52%, 09/05/05	4,900
	New York City Transitional Finance Authority,
4,945	RR-II-R-4052, Rev., VAR, LIQ: Citigroup Global Markets, 2.52%, 09/04/05	4,945
1,700	Series L21, Rev., VAR, 2.44%, 09/03/05	1,700
3,100	Sub Series 2-E, Rev., VAR, 2.31%, 09/02/05	3,100
	New York City Transitional Finance Authority, Future Tax Secured,
600	Series A-2, Rev., VAR, 2.33%, 09/03/05	600
13,400	Series B, Rev., VAR, 2.25%, 09/01/05	13,400
6,500	Series C, Rev., VAR, 2.28%, 09/01/05	6,500
21,985	New York City Transitional Finance Authority, Merlots, Series A-40, Rev., VAR, MBIA-IBC, 2.39%, 09/02/05	21,985
	New York City Transitional Finance Authority, Recovery,
2,900	Sub Series 3-C, Rev., VAR, 2.31%, 09/01/05	2,900
5,000	Sub Series 3-D, Rev., VAR, 2.31%, 09/01/05	5,000

See notes to financial statements.

JPMorgan New York Municipal Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - Continued
	New York - Continued
$2,460	New York City Transitional Finance Authority,
	Stars Certificate, Series 2003-7, Rev., VAR,
	LIQ: BNP Paribas, 2.52%, 09/04/05	$2,460
1,900	New York City Trust for Cultural Resources, Alvin Ailey Dance Foundation, Rev., VAR, LOC: Citibank N.A., 2.29%, 09/07/05	1,900
2,300	New York City Trust for Cultural Resources, Floating Ceritificates, Series 162, Rev., VAR, AMBAC, LIQ: Morgan Stanley Dean Witter, 2.50%, 09/07/05	2,300
470	New York City Trust for Cultural Resources, Municipal Securities Trust Receipts, Series SGA-91, Rev., VAR, AMBAC, LIQ: Societe Generale, 2.28%, 09/01/05	470
9,540	New York City, Merlots, Series A-36, GO, VAR, AMBAC-TCRS Bank of New York, 2.70%, 12/01/05	9,540
	New York City, Municipal Securities Trust Receipts,
1,300	Series SG-109, 2.52%, 09/05/05	1,300
1,000	Series SGA-51, VAR., AMBAC, 2.36%, 09/06/05	1,000
60	Series SGB-33, GO, VAR, FSA-CR, LIQ: Societe Generale, 2.52%, 09/05/05	60
12,865	Series SGB-36, GO, VAR, AMBAC, LIQ: Societe Generale, 2.49%, 09/06/05	12,865
	New York Local Government Assistance Corp.,
1,250	Series C, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 2.28%, 09/06/05	1,250
4,500	Series D, Rev., VAR, LOC: Societe Generale, 2.30%, 09/06/05	4,500
2,200	Series F, Rev., VAR, LOC: Societe Generale, 2.30%, 09/06/05	2,200
7,400	Series G, Rev., VAR, LOC: Bank of Nova Scotia, 2.29%, 09/06/05	7,400
1,195	Series SG-99, Rev., VAR, AMBAC, 2.52%, 09/07/05	1,195
120	Series SG-100, Rev., VAR, MBIA-IBC, 2.52%, 09/01/05	120
7,900	New York Local Government Assistance Corp., Municipal Securities Trust Receipts, Series SGA-59, Rev., VAR, 2.28%, 09/01/05	7,900
5,550	New York Local Government Assistance Corp., Sub Lien, Series A-6V, Rev., VAR, FSA, 2.28%, 09/05/05	5,550
2,395	New York Mortgage Agency, Series PT-1190, 2.54%, 09/03/05	2,395
10,800	New York Municipal, 2.50%, 10/06/05	10,800

See notes to financial statements.

JPMorgan New York Municipal Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - Continued
	New York - Continued
	New York Power Authority,
$16,000	GO, VAR, LIQ: Dexia Credit Local,
	2.13%, 03/01/06	$16,000
28,780	GO, VAR, LIQ: Dexia Credit Local, 2.15%, 09/01/05	28,780
	New York State Dormitory Authority,
800	Series 130, Rev., VAR, 2.52%, 09/04/05	800
2,315	Series 341, Rev., VAR, MBIA-IBC, LIQ: Morgan Stanley Dean Witter, 2.50%, 09/05/05	2,315
3,835	Series 1143, Rev., VAR, AMBAC, LOC: Morgan Stanley Municipal Funding, 2.51%, 09/02/05	3,835
15,000	Series 1155, Rev., VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 2.50%, 11/15/05	15,000
15,000	Series A-09, Rev., VAR, AMBAC, 2.78%, 11/15/05	15,000
10,000	Series MT-040, Rev., VAR, FHA, LOC: Landesbank Hessen-Thueringen, 2.80%, 09/06/05	10,000
4,415	Series PA-409, Rev., VAR, AMBAC, 2.52%, 09/05/05	4,415
2,670	Series PA-419, Rev., VAR, 2.52%, 09/05/05	2,670
3,545	Series PA-449, Rev., VAR, FSA, 2.52%, 09/02/05	3,545
9,340	Series PA-541, Rev., VAR, AMBAC, 2.52%, 09/04/05	9,340
800	Series PA-784-R, Rev., VAR, MBIA-IBC, LIQ: Merrill Lynch Capital Services, 2.52%, 09/01/05	800
5,770	Series PT-1447, Rev., VAR, MBIA, 2.52%, 09/06/05	5,770
4,150	Series PT-1621, Rev., VAR, MBIA, 2.52%, 09/06/05	4,150
3,560	New York State Dormitory Authority, Beverwyck, Inc., Rev., VAR, LOC: Fleet National Bank, 2.28%, 09/07/05	3,560
6,000	New York State Dormitory Authority, EAGLE, Series 7200500014, Class A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 2.52%, 09/15/05	6,000
	New York State Dormitory Authority, Mental Health Services,
1,600	Sub Series D-2C, Rev., VAR, MBIA, 2.46%, 09/02/05	1,600
3,855	Sub Series D2-D, Rev., VAR, AMBAC, 2.46%, 09/02/05	3,855
8,400	Sub Series D2-E, Rev., VAR, 2.45%, 09/02/05	8,400
4,000	New York State Dormitory Authority, Municipal Securities Trust Receipts, Series SGA-132, Rev., VAR, LIQ: Societe Generale, 2.36%, 09/01/05	4,000

See notes to financial statements.

JPMorgan New York Municipal Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - Continued
	New York - Continued
$420	New York State Dormitory Authority, New York
	Public Library, Series A, Rev., VAR, MBIA, 2.33%,
	09/06/05	$420
3,710	New York State Dormitory Authority, Oxford University Press, Inc., Rev., VAR, LOC: Landesbank Hessen-Thueringen, 2.37%, 09/01/05	3,710
1,600	New York State Energy Research & Development Authority, PCR, Orange & Rockland Project, Series A, Rev., VAR, FGIC, LIQ: National Australia Bank, 2.30%, 09/05/05	1,600
15,000	New York State Environmental Facilities Corp., PCR, Series PA-1261, Rev., VAR, MBIA, 2.52%, 09/06/05	15,000
16,200	New York State Environmental Facilities Corp., Clean Water & Drinking, Series 731, Rev., VAR, LIQ: Morgan Stanley Dean Witter, 2.50%, 09/04/05	16,200
	New York State Housing Finance Agency,
1,100	Rev., VAR, FNMA AGMT, 2.38%, 09/07/05	1,100
10,000	Rev., VAR, LIQ: FNMA, 2.38%, 09/07/05	10,000
900	Series A, AMT, Rev. VAR, LOC: Fleet National Bank, 2.38%, 09/05/05	900
5,700	Series A, Rev., VAR, LIQ: FHLMC, 2.31%, 09/06/05	5,700
6,200	Series C, Rev., VAR, LOC: Dexia Credit Local, 2.33%, 09/03/05	6,200
8,250	Series D, Rev., VAR, LOC: State Street Bank & Trust Co., 2.33%, 09/03/05	8,250
8,410	Series PA-423, 2.52%, 09/04/05	8,410
5,395	Series PA-805, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 2.52%, 09/01/05	5,395
4,300	New York State Housing Finance Agency, 88 Leonard Street Housing, Series A, Rev., VAR, LOC: Eurohypo Bank, 2.33%, 09/06/05	4,300
	New York State Housing Finance Agency, 101 West End,
8,600	Rev., VAR, FNMA, LIQ: FNMA, 2.38%, 09/02/05	8,600
1,150	Series 883, Rev., VAR, LIQ: FNMA, 2.38%, 09/02/05	1,150
6,600	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VAR, LIQ: FNMA, 2.38%, 09/05/05	6,600
2,000	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VAR, 2.40%, 09/01/05	2,000
4,000	New York State Housing Finance Agency, 250 West 93rd Street, Series A, Rev., VAR, LOC: Fleet National Bank, 2.37%, 09/07/05	4,000

See notes to financial statements.

JPMorgan New York Municipal Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - Continued
	New York - Continued
$4,400	New York State Housing Finance Agency,
	345 East 94th Street Housing, Series A, Rev.,
	VAR, LIQ: FHLMC, 2.38%, 09/04/05	$4,400
6,800	New York State Housing Finance Agency, 350 West 43rd Street Housing, Series A, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 2.38%, 09/01/05	6,800
21,700	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VAR, LIQ: FNMA, 2.38%, 09/01/05	21,700
1,500	New York State Housing Finance Agency, Avalon Chrystie Place - I, Series A, Rev., VAR, LOC: Fleet National Bank, 2.38%, 09/05/05	1,500
4,400	New York State Housing Finance Agency, Bennington Hills, Series A, Rev., VAR, LIQ: FNMA, 2.38%, 09/07/05	4,400
8,100	New York State Housing Finance Agency, Housing East 84th Street, Series A, Rev., VAR, LIQ: FNMA, 2.38%, 09/05/05	8,100
10,000	New York State Housing Finance Agency, Kew Gardens Hills, Series A, Rev., VAR, LIQ: FNMA, 2.38%, 09/04/05	10,000
14,900	New York State Housing Finance Agency, Multi-Family Housing, Series A, Rev., FNMA, VAR, 2.38%, 09/07/05	14,900
4,600	New York State Housing Finance Agency, Multi-Family Housing Secured Mortgage, Series A, Rev., VAR, LIQ: FHLMC, 2.38%, 09/06/05	4,600
3,400	New York State Housing Finance Agency, Normandie Court I Project, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 2.33%, 09/02/05	3,400
6,300	New York State Housing Finance Agency, Service Contract, Series E, Rev., VAR, LOC: BNP Paribas, 2.33%, 09/01/05	6,300
10,500	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VAR, LOC: FNMA, 2.40%, 09/01/05	10,500
4,200	New York State Housing Finance Agency, Union Square South Housing, Rev., VAR, LIQ: FNMA, 2.38%, 09/01/05	4,200
5,000	New York State Housing Finance Agency, Victory, Series 2001-A, Rev., VAR, LIQ: FHLMC, 2.38%, 09/05/05	5,000

See notes to financial statements.

JPMorgan New York Municipal Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - Continued
	New York - Continued
	New York State Housing Finance Agency, West 33rd Street,
$7,700	Series A, Rev., VAR, LIQ: FNMA, 2.38%,
	09/06/05	$7,700
900	Series A, Rev., VAR, LIQ: FNMA, 2.38%, 09/07/05	900
4,900	New York State Housing Finance Agency, West 38th Street, Series A, Rev., VAR, LIQ: FNMA, 2.38%, 09/01/05	4,900
	New York State Medical Care Facilities Finance Agency,
5,625	Series PA-61, VAR, LIQ: Merrill Lynch Capital Services, 2.54%, 09/01/05	5,625
3,125	Series PA-72, 2.54%, 09/05/05	3,125
8,140	Series PA-82, 2.54%, 09/01/05	8,140
8,400	Series PA-113, Rev., VAR, FHA INS, LIQ: Merrill Lynch Capital Services, 2.52%, 09/01/05	8,400
13,100	New York State Thruway Authority, Series SG-121, Rev., VAR, LIQ: Societe Generale, 2.54%, 09/01/05	13,100
2,000	New York State Thruway Authority, EAGLE, Series 720050010, Class A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 2.52%, 09/02/05	2,000
1,685	New York State Thruway Authority, Municipal Securities Trust Receipts, Series SGA-66, Rev., VAR, 2.36%, 09/02/05	1,685
	New York State Urban Development Corp.,
4,100	Series PT-1669, Rev., VAR, FGIC, 2.52%, 09/03/05	4,100
9,100	Series SG-163, Rev., 2.52%, 09/05/05	9,100
4,995	Niagara Falls Bridge Commission, Series PA-530, LIQ: Merrill Lynch Capital Services, 2.52%, 09/02/05	4,995
5,000	North Syracuse Central School District, GO, 3.25%, 06/23/06	5,018
2,925	Oneida County IDA, Rev., VAR, LOC: NBT Bank N.A., 2.65%, 09/02/05	2,925
6,820	Oneida County IDA, Campion Home, Rev., VAR, LOC: Wachovia Bank N.A., 2.51%, 09/01/05	6,820
21,690	Oneida Indian Nation, Rev., VAR, LOC: Bank of America N.A., 2.35%, 09/01/05	21,690
4,820	Onondaga County IDA, Albany Molecular Research Project, Rev., VAR, LOC: Fleet National Bank, 2.39%, 09/06/05	4,820

See notes to financial statements.

JPMorgan New York Municipal Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - Continued
	New York - Continued
$22,500	Onondaga County IDA, Reference Solvay
	Paperboard Project, Rev., VAR, LOC: Citibank
	N.A., 2.60%, 09/07/05	$22,500
22,500	Onondaga County IDA, Solvay Paperboard Project, Series A, Rev., VAR, LOC: Citibank N.A., 2.60%, 09/07/05	22,500
3,400	Ontario County IDA, Friends Finger Lakes, Series A, Rev., VAR, LOC: Citizens Bank N.A., 2.55%, 10/01/05	3,400
3,200	Oswego City School District, Series A, TAN, GO, 3.75%, 06/30/06	3,222
5,000	Plainview Old Bethpage Central School District, TAN, GO, 4.00%, 06/30/06	5,048
4,500	Port Authority of New York & New Jersey, Series PA-1205, Rev., VAR, CIFG-TCRS, 2.54%, 09/05/05	4,500
985	Port Jervis IDA, The Future Home Technical, Inc., Rev., VAR, LOC: Bank of New York, 2.45%, 09/06/05	985
6,350	Poughkeepsie, IDA, Senior Living Facility Manor at Woodside Project, Rev., VAR, LOC: Bank of New York, 2.55%, 09/07/05	6,350
1,650	Rockland County IDA, X Products Corp., Project, Rev., VAR, LOC: Bank of New York, 2.55%, 09/06/05	1,650
1,345	Rockland County IDA, Shock Tech, Inc., Project, Rev., VAR, LOC: Bank of New York, 2.50%, 09/07/05	1,345
5,000	Sherrill City School District, BAN, GO, 3.63%, 07/20/06	5,034
9,460	State of New York, Environmental Quality, Series A, GO, VAR, LOC: Dexia Credit Local, 1.80%, 06/08/06	9,460
8,200	Steuben-Allegany Counties Board Cooperative Educational Services Sole Supervisory District, RAN, GO, 3.50%, 06/30/06	8,241
3,335	Suffolk County IDA, Civic Facilities, Guide Dog Foundation, Inc., Rev., VAR, LOC: Bank of New York, 2.50%, 09/01/05	3,335
	Suffolk County Water Authority,
4,900	Rev., VAR, BAN, 2.30%, 09/03/05	4,900
600	Rev., VAR, BAN, 2.30%, 09/07/05	600

See notes to financial statements.

JPMorgan New York Municipal Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - Continued
	New York - Continued
	Tobacco Settlement Financing Authority,
$10,380	Series RR-II-R-1066, Rev., VAR, AMBAC,
	LIQ: Citigroup Global Markets, 2.53%, 09/06/05	$10,380
7,495	Series 2003, Rev., VAR, 2.58%, 09/06/05	7,495
10,000	Tobacco Settlement Financing Authority, TOCS, Series D, Rev., VAR, LIQ: Goldman Sachs, 2.58%, 09/07/05	10,000
	Triborough Bridge & Tunnel Authority,
4,100	Series B, Rev., VAR, GO, 2.34%, 09/01/05	4,100
5,500	Series M1J, Regulation D, Rev., VAR, MBIA-IBC, 2.44%, 09/01/05	5,500
7,675	Series PA-1080, Rev., VAR, 2.54%, 09/01/05	7,675
360	Series PA-1090, Rev., VAR, MBIA-IBC, 2.52%, 09/07/05	360
4,995	Series PA-665, 2.54%, 09/03/05	4,995
1,610	Series B, SO, Rev., VAR, FSA, 2.33%, 09/05/05	1,610
2,295	Series D, SO, Rev., VAR, FSA, 2.32%, 09/04/05	2,295
700	Sub Series 4, Rev., VAR, 2.48%, 09/05/05	700
15,000	Sub Series B-3, Rev., VAR, 2.47%, 09/05/05	15,000
2,500	Triborough Bridge & Tunnel Authority, EAGLE, Series 2003-0004, Class A, Rev., VAR, FGIC, LIQ: Citibank N.A., 2.52%, 09/03/05	2,500
4,200	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., VAR, AMBAC, 2.32%, 09/06/05	4,200
4,235	Ulster County IDA, IDR, Hunter Panels LLC Project, Series A, Rev., VAR, LOC: Credit Lyonnais, 2.39%, 09/05/05	4,235
3,000	Waverly Central School District, GO, 3.63%, 06/30/06	3,020
6,829	West Genesee Central School District, GO, 2.68%, 07/14/06	6,884
4,490	Westchester County IDA, Community Housing Innovations, Inc., Rev., VAR, LOC: Bank of New York, 2.50%, 09/01/05	4,490
500	Westchester County IDA, IDR, Levister Redevelopment Co., LLC, Series A, Rev., VAR, LOC: Bank of New York, 2.53%, 09/06/05	500
2,630	Westchester County IDA, The Masters School, Rev., VAR, LOC: Allied Irish Bank plc, 2.55%, 09/01/05	2,630
		1,646,628

See notes to financial statements.

JPMorgan New York Municipal Money Market Fund

Schedule of Portfolio Investments (continued)

As of August 31, 2005
(Amounts in thousands)

Principal Amount	Security Description	Value
	State and Municipal Obligations - Continued
	Puerto Rico - 1.3%
$10,045	Municipal Securities Trust Certificates, Series 7005,
	Class A, VAR, SO, LIQ: Bear Stearns Capital
	Markets, 2.44%, 09/07/05 (p)	$10,045
360	Commonwealth of Puerto Rico, Series PA-625, GO, VAR, AMBAC-TCRS, LIQ: Merrill Lynch Capital Services, 2.49%, 09/01/05	360
	Commonwealth of Puerto Rico, Trust Receipts,
150	Series 3, Class F, GO, VAR, MBIA, 2.49%, 09/01/05	150
1,000	Series M4J, GO, VAR, FSA, 2.43%, 09/01/05	1,000
1,294	Puerto Rico Highway & Transportation Authority, Series 815-D, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 2.47%, 09/06/05	1,294
8,130	Puerto Rico Infrastructure Financing Authority, Series 2, VAR, SO, LIQ: Bank of New York, 2.50%, 09/04/05	8,130
		20,979
	Total Investments - 101.5%
	(Cost $1,667,607)	$1,667,607
	Liabilities in excess of other assets - (1.5)%	(24,320)
	NET ASSETS - 100.0%	$1,643,287

See notes to financial statements.

JPMorgan Funds

Schedule of Portfolio Investments (continued)

Abbrevations:

(e)  - All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(f)  - Fair valued investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands):

Fund	Market Value	Percentage
Prime Money Market Fund	$3,133,256	4.2%
Tax Free Money Market Fund	$82,150	0.5%
California Municipal Money Market Fund	$2,950	1.4%

(g)  - Amount rounds to less than 0.1%.

(i)  - Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)  - All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)  - The rate shown is the effective yield at the date of purchase.

(p)  - Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date and the date of the prerefunded call.

ACES  - Auction Rate Securities

AGMT  - Agreement

AMBAC  - American Municipal Bond Assurance Corp.

AMT  - Alternative Minimum Tax Paper

BAN  - Bond Anticipation Notes

CIFG  - Capitalized Interest Financial Guaranty

COLL  - Collateral

COP  - Certificates of Participation

DN  - Discount Notes

EAGLE  - Earnings of accrual generated on local tax-exempt securities.

EDA  - Economic Development Authority

FGIC  - Financial Guaranty Insurance Co.

FHA  - Federal Housing Authority

FHLB  - Federal Home Loan Bank

FHLMC  - Federal Home Loan Mortgage Corporation

FNMA  - Federal National Mortgage Association

FNMA
COLL  - FNMA Collateral

FRN  - Floating Rate Note. The rate shown is the rate in effect as of August 31, 2005.

FSA  - Financial Security Assurance

FSA-CR  - FSA Custodial Receipts

GAN  - Grant Anticipation Note

GNMA  - Government National Mortgage Association

GO  - General Obligation Bond

GTY  - Guaranty

IBC  - Insured Bond Certificates

IDA  - Industrial Development Authority

IDB  - Industrial Development Board

IDR  - Industrial Development Revenue

INS  - Insurance

LIQ  - Liquidity Agreement

LOC  - Letter of Credit

MBIA  - Municipal Bond Insurance Association

PCFA  - Pollution Control Financing Authority

See notes to financial statements.

JPMorgan Funds

Schedule of Portfolio Investments (continued)

PCR  - Pollution Control Revenue

PSF-GTD  - Permanent School Fund Guaranteed

Q-SBLF  - Qualified School Board Loan Fund

RAN  - Revenue Anticipation Note

Rev.  - Revenue Bond

SO  - Special Obligation

ST GTD  - State Guaranteed

TAN  - Tax Anticipation Note

TAW  - Tax Anticipation Warrant

TCRS  - Transferable Custodial Receipts

TOCS  - Tender Options Certificates

TRAN  - Tax & Revenue Anticipation Note

VA GTD  - Veterans Administration Guaranteed

VAR  - Variable. The interest rate shown is the rate in effect at August 31, 2005.

XLCA  - XL Capital Assurance

See notes to financial statements.

JPMorgan Funds

Statements of Assets and Liabilities

As of August 31, 2005

(Amounts in thousands, except per share amounts)

	Prime Money Market Fund		Federal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$60,480,163		$3,746,116
Repurchase agreements, at value	14,120,317		-
Total investment securities at value	74,600,480		3,746,116
Cash	-	(b)	-	(b)
Receivables:
Fund shares sold	4,846		-	(b)
Interest and dividends	190,397		7,914
Prepaid expenses and other assets	343		-
Total Assets	74,796,066		3,754,030
LIABILITIES:
Payables:
Dividends	114,111		6,177
Investment securities purchased	290,251		-
Fund shares redeemed	1		-
Accrued liabilities:
Investment advisory fees	5,098		253
Administration fees	4,325		256
Shareholder servicing fees	5,020		506
Distribution fees	104		13
Custodian and accounting fees	628		41
Trustees' fees - deferred compensation plan	623		49
Other	2,588		389
Total Liabilities	422,749		7,684
NET ASSETS	$74,373,317		$3,746,346
NET ASSETS:
Paid in Capital	$74,372,985		$3,746,364
Accumulated undistributed (distributions in excess of) net investment income	355		(22)
Accumulated undistributed net realized gains (losses) from investments	(23)		4
Net Assets	$74,373,317		$3,746,346
NET ASSETS:
Morgan	$3,771,089		$220,885
Premier	8,577,924		1,502,964
Agency	12,406,388		203,604
Class B	5,690		-
Class C	387		-
Institutional	21,516,192		1,817,800
Reserve	304,259		1,093
Cash Management	97,786		-
Capital	27,693,602		-
Total	$74,373,317		$3,746,346
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES) ($0.0001 par value; unlimited number of shares authorized):
Morgan	3,770,815		220,893
Premier	8,577,878		1,503,442
Agency	12,406,401		203,593
Class B	5,691		-
Class C	387		-
Institutional	21,517,149		1,817,819
Reserve	304,266		1,093
Cash Management	97,790		-
Capital	27,693,634		-
Total	74,374,011		3,746,840
Net Asset Value, offering and redemption price per share (all classes)*	$1.00		$1.00
Cost of Investments	$74,600,480		$3,746,116

(b)  Amount rounds to less than $1,000.

*  Redemption price for Class B and Class C shares may be reduced by contingent deferred sales charge.

See notes to financial statements.

JPMorgan Funds

Statements of Assets and Liabilities, continued

As of August 31, 2005

(Amounts in thousands, except per share amounts)

	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$7,276,921	$15,323,945
Total investment securities at value	7,276,921	15,323,945
Cash	1	58
Receivables:
Investment securities sold	-	9,400
Fund shares sold	4	51
Interest and dividends	1,025	62,677
Prepaid expenses and other assets	39	-
Total Assets	7,277,990	15,396,131
LIABILITIES:
Payables:
Dividends	8,913	16,249
Investment securities purchased	495,611	250,285
Accrued liabilities:
Investment advisory fees	466	1,041
Administration fees	259	1,129
Shareholder servicing fees	967	1,444
Distribution fees	176	29
Custodian and accounting fees	37	132
Trustees' fees - deferred compensation plan	173	93
Other	151	569
Total Liabilities	506,753	270,971
NET ASSETS	$6,771,237	$15,125,160
NET ASSETS:
Paid in Capital	$6,771,271	$15,126,325
Accumulated undistributed (distributions in excess of) net investment income	58	(1,017)
Accumulated undistributed net realized gains (losses) from investments	(92)	(148)
Net Assets	$6,771,237	$15,125,160
NET ASSETS:
Morgan	$2,032,558	$557,839
Premier	1,010,061	4,686,356
Agency	738,403	904,664
Institutional	1,318,264	8,973,878
Reserve	968	2,423
Capital	1,670,983	-
Total	$6,771,237	$15,125,160
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES) ($0.0001 par value; unlimited number of shares authorized):
Morgan	2,032,738	558,580
Premier	1,010,057	4,686,701
Agency	738,272	904,957
Institutional	1,318,260	8,973,483
Reserve	967	2,423
Capital	1,671,125	-
Total	6,771,419	15,126,144
Net Asset Value, offering and redemption price per share (all classes)	$1.00	$1.00
Cost of Investments	$7,276,921	$15,323,945

See notes to financial statements.

JPMorgan Funds

Statements of Assets and Liabilities, continued

As of August 31, 2005

(Amounts in thousands, except per share amounts)

	California Municipal Money Market Fund	New York Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$216,490	$1,667,607
Total investment securities at value	216,490	1,667,607
Cash	33	35
Receivables:
Fund shares sold	200	-
Interest and dividends	920	6,674
Total Assets	217,643	1,674,316
LIABILITIES:
Payables:
Dividends	282	1,072
Investment securities purchased	-	28,780
Accrued liabilities:
Investment advisory fees	15	113
Administration fees	16	123
Shareholder servicing fees	65	489
Distribution fees	1	109
Custodian and accounting fees	4	17
Trustees' fees - deferred compensation plan	3	58
Other	91	268
Total Liabilities	477	31,029
NET ASSETS	$217,166	$1,643,287
NET ASSETS:
Paid in Capital	$217,191	$1,642,633
Accumulated undistributed (distributions in excess of) net investment income	(44)	690
Accumulated undistributed net realized gains (losses) from investments	19	(36)
Net Assets	$217,166	$1,643,287
NET ASSETS:
Morgan	$217,166	$1,485,743
Reserve	-	157,544
Total	$217,166	$1,643,287
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES) ($0.0001 par value; unlimited number of shares authorized):
Morgan	217,206	1,485,228
Reserve	-	157,509
Total	217,206	1,642,737
Net Asset Value, offering and redemption price per share (all classes)	$1.00	$1.00
Cost of Investments	$216,490	$1,667,607

See notes to financial statements.

JPMorgan Funds

Statements of Operations

For the year ended August 31, 2005

(Amounts in thousands)

	Prime Money Market Fund	Federal Money Market Fund
INVESTMENT INCOME:
Interest income	$1,633,813	$92,618
Income from interfund lending	125	-
Total investment income	1,633,938	92,618
EXPENSES:
Investment advisory fees	53,103	3,210
Administration fees	55,878	3,363
Distribution fees	1,136	229
Shareholder servicing fees	80,715	7,171
Custodian and accounting fees	2,601	154
Interest expense	63	1
Professional fees	1,389	127
Trustees' fees	708	43
Printing and mailing costs	379	14
Registration and filing fees	2,223	307
Transfer agent fees	2,111	295
Other	1,749	144
Total expenses before waivers, credits and reimbursements	202,055	15,058
Less amounts waived	(44,890)	(2,567)
Less earnings credits	(22)	-	(b)
Less reimbursement for legal matters	(55)	-
Net expenses	157,088	12,491
Net investment income (loss)	1,476,850	80,127
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain (loss) on transactions from:
Investments	(21)	18
Change in net assets resulting from operations	$1,476,829	$80,145

(b)  Amount rounds to less than $1,000.

See notes to financial statements.

JPMorgan Funds

Statements of Operations, continued

For the year ended August 31, 2005

(Amounts in thousands)

	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund
INVESTMENT INCOME:
Interest income	$144,620	$306,547
Total investment income	144,620	306,547
EXPENSES:
Investment advisory fees	5,262	13,616
Administration fees	5,536	14,213
Distribution fees	2,038	605
Shareholder servicing fees	12,032	24,796
Custodian and accounting fees	217	641
Interest expense	13	75
Professional fees	171	378
Trustees' fees	70	184
Printing and mailing costs	31	61
Registration and filing fees	29	677
Transfer agent fees	487	235
Other	195	438
Total expenses before waivers, credits and reimbursements	26,081	55,919
Less amounts waived	(4,955)	(11,380)
Less earnings credits	- (b)	(60)
Less expense reimbursements	(12)	-
Less reimbursement for legal matters	(6)	-
Net expenses	21,108	44,479
Net investment income (loss)	123,512	262,068
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain (loss) on transactions from:
Investments	91	264
Change in net assets resulting from operations	$123,603	$262,332

(b)  Amount rounds to less than $1,000.

See notes to financial statements.

JPMorgan Funds

Statements of Operations, continued

For the year ended August 31, 2005

(Amounts in thousands)

	California Municipal Money Market Fund	New York Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$4,173	$32,293
Dividend income from affiliates (c)	-	256
Total investment income	4,173	32,549
EXPENSES:
Investment advisory fees	182	1,462
Administration fees	190	1,525
Distribution fees	205	1,897
Shareholder servicing fees	717	5,666
Custodian and accounting fees	13	67
Interest expense	- (b)	6
Professional fees	49	84
Trustees' fees	3	20
Printing and mailing costs	3	28
Registration and filing fees	38	-
Transfer agent fees	34	290
Other	9	63
Total expenses before waivers, credits and reimbursements	1,443	11,108
Less amounts waived	(316)	(1,239)
Less earnings credits	(1)	(9)
Net expenses	1,126	9,860
Net investment income (loss)	3,047	22,689
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain (loss) on transactions from:
Investments	19	99
Change in net assets resulting from operations	$3,066	$22,788

(b)  Amount rounds to less than $1,000.

(c) Includes reimbursements of advisory, administration and shareholder servicing fees	$26

See notes to financial statements.

JPMorgan Funds

Statements of Changes in Net Assets
For the periods indicated

(Amounts in thousands)

	Prime Money Market Fund		Federal Money Market Fund
	Year Ended 8/31/05	Year Ended 8/31/04	Year Ended 8/31/05	Year Ended 8/31/04
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,476,850	$430,298	$80,127	$26,471
Net realized gain (loss) on investments	(21)	(2)	18	(13)
Increase (decrease) in net assets from operations	1,476,829	430,296	80,145	26,458
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,476,850)	(428,985)	(80,127)	(26,314)
From net realized gains on investment transactions	-	-	-	-
Total distributions to shareholders	(1,476,850)	(428,985)	(80,127)	(26,314)
CAPITAL SHARE TRANSACTIONS:
Increase (decrease)	25,352,498	(428,700)	789,329	(613,702)
NET ASSETS:
Total increase (decrease) in net assets	25,352,477	(427,389)	789,347	(613,558)
Beginning of period	49,020,840	49,448,229	2,956,999	3,570,557
End of period	$74,373,317	$49,020,840	$3,746,346	$2,956,999
Accumulated undistributed (distributions in excess of) net investment income	$355	$-	$(22)	$(24)

See notes to financial statements.

JPMorgan Funds

Statements of Changes in Net Assets, continued
For the periods indicated

(Amounts in thousands)

	100% US Treasury Securites Fund		Tax Free Money Market Fund
	Year Ended 8/31/05	Year Ended 8/31/04	Year Ended 8/31/05	Year Ended 8/31/04
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$123,512	$31,340	$262,068	$95,866
Net realized gain (loss) on investments	91	360	264	2,276
Increase (decrease) in net assets from operations	123,603	31,700	262,332	98,142
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(123,578)	(31,304)	(262,069)	(95,834)
From net realized gains on investment transactions	-	(536)	-	-
Total distributions to shareholders	(123,578)	(31,840)	(262,069)	(95,834)
CAPITAL SHARE TRANSACTIONS:
Increase (decrease)	1,576,925	226,764	661,870	3,319,798
NET ASSETS:
Total increase (decrease) in net assets	1,576,950	226,624	662,133	3,322,106
Beginning of period	5,194,287	4,967,663	14,463,027	11,140,921
End of period	$6,771,237	$5,194,287	$15,125,160	$14,463,027
Accumulated undistributed (distributions in excess of) net investment income	$58	$-	$(1,017)	$(3,704)

See notes to financial statements.

JPMorgan Funds

Statements of Changes in Net Assets, continued
For the periods indicated

(Amounts in thousands)

	California Municipal Money Market Fund		New York Municipal Money Market Fund
	Year Ended 8/31/05	Year Ended 8/31/04	Year Ended 8/31/05	Year Ended 8/31/04
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,047	$802	$22,689	$8,188
Net realized gain (loss) on investments	19	5	99	396
Increase (decrease) in net assets from operations	3,066	807	22,788	8,584
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,047)	(802)	(22,689)	(8,188)
From net realized gains on investment transactions	-	-	-	-
Total distributions to shareholders	(3,047)	(802)	(22,689)	(8,188)
CAPITAL SHARE TRANSACTIONS:
Increase (decrease)	62,821	5,174	(51,469)	(143,137)
NET ASSETS:
Total increase (decrease) in net assets	62,840	5,179	(51,370)	(142,741)
Beginning of period	154,326	149,147	1,694,657	1,837,398
End of period	$217,166	$154,326	$1,643,287	$1,694,657
Accumulated undistributed (distributions in excess of) net investment income	$(44)	$(49)	$690	$158

See notes to financial statements.

JPMorgan Funds

Statements of Changes in Net Assets, continued
For the periods indicated

(Amount in thousands)

	Prime Money Market Fund		Federal Money Market Fund
	Year Ended 8/31/05	Year Ended 8/31/04	Year Ended 8/31/05	Year Ended 8/31/04
Capital Transactions:
Morgan Shares:
Proceeds from shares issued	$25,737,711	$28,531,137	$7,865,771	$8,145,328
Dividends reinvested	57,581	18,542	2,697	772
Cost of shares redeemed	(25,943,643)	(29,257,061)	(7,886,225)	(8,218,459)
Change in net assets from Morgan Shares capital transactions	$(148,351)	$(707,382)	$(17,757)	$(72,359)
Premier Shares:
Proceeds from shares issued	$73,419,211	$36,616,558	$7,999,963	$6,145,699
Shares issued in connection with Fund reorganization (Note 10)	1,171,415	-	-	-
Dividends reinvested	50,169	7,332	13,358	1,151
Cost of shares redeemed	(71,950,491)	(36,148,850)	(7,567,871)	(6,303,804)
Change in net assets from Premier Shares capital transactions	$2,690,304	$475,040	$445,450	$(156,954)
Agency Shares:
Proceeds from shares issued	$92,782,107	$70,493,500	$2,061,609	$1,760,008
Shares issued in connection with Fund reorganization (Note 10)	370,939	-	-	-
Dividends reinvested	213,021	75,149	1,774	680
Cost of shares redeemed	(92,629,099)	(71,547,879)	(2,249,246)	(1,704,720)
Change in net assets from Agency Shares capital transactions	$736,968	$(979,230)	$(185,863)	$55,968
Class B Shares:
Proceeds from shares issued	$5,208	$9,570	$-	$-
Dividends reinvested	79	9	-	-
Cost of shares redeemed	(7,852)	(11,427)	-	-
Change in net assets from Class B Shares capital transactions	$(2,565)	$(1,848)	$-	$-
Class C Shares:
Proceeds from shares issued	$807	$1,951	$-	$-
Dividends reinvested	8	- (b)	-	-
Cost of shares redeemed	(1,089)	(1,853)	-	-
Change in net assets from Class C Shares capital transactions	$(274)	$98	$-	$-

(b) Amount rounds to less than one thousand.

See notes to financial statements.

JPMorgan Funds

Statements of Changes in Net Assets, continued
For the periods indicated

(Amount in thousands)

	Prime Money Market Fund		Federal Money Market Fund
	Year Ended 8/31/05	Year Ended 8/31/04	Year Ended 8/31/05	Year Ended 8/31/04
Capital Transactions:
Institutional Shares:
Proceeds from shares issued	$395,935,404	$274,336,135	$6,271,911	$6,212,013
Dividends reinvested	250,432	106,287	14,682	6,531
Cost of shares redeemed	(401,183,552)	(273,004,211)	(5,740,187)	(6,658,901)
Change in net assets from Institutional Shares capital transactions	$(4,997,716)	$1,438,211	$546,406	$(440,357)
Reserve Shares:*
Proceeds from shares issued	$20,430,584	$16,684,083	$3,075	$-
Dividends reinvested	2,872	742	4	-
Cost of shares redeemed	(20,398,714)	(16,770,737)	(1,986)	-
Change in net assets from Reserve Shares capital transactions	$34,742	$(85,912)	$1,093	$-
Select Class Shares:**
Proceeds from shares issued	$(4,044,490)	$2,353,476	$-	$-
Dividends reinvested	(7,864)	5,145	-	-
Cost of shares redeemed	3,384,915	(2,466,820)	-	-
Change in net assets from Select Class Shares capital transactions	$(667,439)	$(108,199)	$-	$-
Cash Management Shares:
Proceeds from shares issued	$597,458	$757,843	$-	$-
Dividends reinvested	1,053	158	-	-
Cost of shares redeemed	(585,289)	(1,217,479)	-	-
Change in net assets from Cash Management Shares capital transactions	$13,222	$(459,478)	$-	$-
Capital Shares:***
Proceeds from shares issued	$214,882,796	$-	$-	$-
Shares issued in connection with Fund reorganization (Note 10)	14,825,395	-	-	-
Dividends reinvested	132,341	-	-	-
Cost of shares redeemed	(202,146,925)	-	-	-
Change in net assets from Capital Shares capital transactions	$27,693,607	$-	$-	$-

*    From commencement of offering of Reserve Shares on February 18, 2005 for Federal Money Market Fund.

**  Effective February 4, 2005, the Select Class was exchanged into the Premier Class.

***  From commencement of offering shares on February 18, 2005.

See notes to financial statements.

JPMorgan Funds

Statements of Changes in Net Assets, continued
For the periods indicated

(Amount in thousands)

	Prime Money Market Fund		Federal Money Market Fund
	Year Ended 8/31/05	Year Ended 8/31/04	Year Ended 8/31/05	Year Ended 8/31/04
Share Transactions:
Morgan Shares:
Issued	25,737,688	28,531,134	7,865,771	8,145,329
Reinvested	57,582	18,542	2,697	772
Redeemed	(25,943,621)	(29,257,061)	(7,886,225)	(8,218,459)
Change in Morgan Shares	(148,351)	(707,385)	(17,757)	(72,358)
Premier Shares:
Issued	68,588,849	36,616,555	7,999,963	6,145,699
Shares issued in connection with Fund reorganization (Note 10)	1,171,410	-	-	-
Reinvested	38,447	7,332	13,358	1,151
Redeemed	(67,108,473)	(36,148,850)	(7,567,871)	(6,303,805)
Change in Premier Shares	2,690,233	475,037	445,450	(156,955)
Agency Shares:
Issued	92,782,107	70,493,494	2,061,609	1,760,008
Shares issued in connection with Fund reorganization (Note 10)	370,943	-	-	-
Reinvested	213,021	75,149	1,774	680
Redeemed	(92,629,097)	(71,547,879)	(2,249,246)	(1,704,720)
Change in Agency Shares	736,974	(979,236)	(185,863)	55,968
Class B Shares:
Issued	5,208	9,570	-	-
Reinvested	79	9	-	-
Redeemed	(7,852)	(11,427)	-	-
Change in Class B Shares	(2,565)	(1,848)	-	-
Class C Shares:
Issued	807	1,951	-	-
Reinvested	8	- (b)	-	-
Redeemed	(1,089)	(1,853)	-	-
Change in Class C Shares	(274)	98	-	-

(b) Amount rounds to less than one thousand.

See notes to financial statements.

JPMorgan Funds

Statements of Changes in Net Assets, continued
For the periods indicated

(Amount in thousands)

	Prime Money Market Fund		Federal Money Market Fund
	Year Ended 8/31/05	Year Ended 8/31/04	Year Ended 8/31/05	Year Ended 8/31/04
Share Transactions:
Institutional Shares:
Issued	395,935,405	274,336,125	6,271,911	6,212,013
Reinvested	250,432	106,287	14,682	6,531
Redeemed	(401,183,550)	(273,004,210)	(5,740,187)	(6,658,902)
Change in Institutional Shares	(4,997,713)	1,438,202	546,406	(440,358)
Reserve Shares:*
Issued	20,430,584	16,684,083	3,075	-
Reinvested	2,872	741	4	-
Redeemed	(20,398,715)	(16,770,738)	(1,986)	-
Change in Reserve Shares	34,741	(85,914)	1,093	-
Select Class Shares:**
Issued	785,873	2,353,476	-	-
Reinvested	3,858	5,145	-	-
Redeemed	(1,457,102)	(2,466,820)	-	-
Change in Select Class Shares	(667,371)	(108,199)	-	-
Cash Management Shares:
Issued	597,457	757,843	-	-
Reinvested	1,053	159	-	-
Redeemed	(585,289)	(1,217,479)	-	-
Change in Cash Management Shares	13,221	(459,477)	-	-
Capital Shares:***
Issued	214,882,796	-	-	-
Shares issued in connection with Fund reorganization (Note 10)	14,825,420	-	-	-
Reinvested	132,341	-	-	-
Redeemed	(202,146,923)	-	-	-
Change in Capital Shares	27,693,634	-	-	-

* From commencement of offering of Reserve shares on Februrary 18, 2005 for Federal Money Market Fund.

** Effective Februrary 4, 2005, the Select Class was exchanged into the Premier Class.

*** From commencement of offering of shares on February 18, 2005.

See notes to financial statements.

JPMorgan Funds

Statements of Changes in Net Assets, continued
For the periods indicated

(Amount in thousands)

	100% US Treasury Securities Money Market Fund		Tax Free Money Market Fund
	Year Ended 8/31/05	Year Ended 8/31/04	Year Ended 8/31/05	Year Ended 8/31/04
Capital Transactions:
Morgan Shares:
Proceeds from shares issued	$7,848,500	$7,912,375	$1,767,790	$1,537,763
Dividends reinvested	22,755	5,966	4,185	1,329
Cost of shares redeemed	(7,707,406)	(8,584,650)	(1,780,647)	(1,627,755)
Change in net assets from Morgan Shares capital transactions	$163,849	$(666,309)	$(8,672)	$(88,663)
Premier Shares:
Proceeds from shares issued	$15,473,968	$2,052,207	$20,165,881	$14,291,488
Shares issued in connection with Fund reorganization (Note 10)	366,113	-	-	-
Dividends reinvested	3,763	1,002	5,776	1,919
Cost of shares redeemed	(15,398,519)	(1,977,362)	(19,524,300)	(13,684,608)
Change in net assets from Premier Shares capital transactions	$445,325	$75,847	$647,357	$608,799
Agency Shares:
Proceeds from shares issued	$8,999,161	$7,572,496	$4,923,353	$3,960,294
Shares issued in connection with Fund reorganization (Note 10)	134,217	-	-	-
Dividends reinvested	12,402	5,231	7,064	3,502
Cost of shares redeemed	(9,191,447)	(7,611,019)	(5,199,043)	(3,515,553)
Change in net assets from Agency Shares capital transactions	$(45,667)	$(33,292)	$(268,626)	$448,243

See notes to financial statements.

JPMorgan Funds

Statements of Changes in Net Assets, continued
For the periods indicated

(Amount in thousands)

	100% US Treasury Securities Money Market Fund		Tax Free Money Market Fund
	Year Ended 8/31/05	Year Ended 8/31/04	Year Ended 8/31/05	Year Ended 8/31/04
Capital Transactions:
Institutional Shares:
Proceeds from shares issued	$8,634,846	$9,026,083	$60,613,671	$46,856,063
Dividends reinvested	18,480	5,270	91,305	32,994
Cost of shares redeemed	(9,311,878)	(8,180,835)	(60,415,589)	(44,537,638)
Change in net assets from Institutional Shares capital transactions	$(658,552)	$850,518	$289,387	$2,351,419
Reserve Shares:*
Proceeds from shares issued	$1,594	$-	$4,583	$-
Dividends reinvested	2	-	7	-
Cost of shares redeemed	(629)	-	(2,166)	-
Change in net assets from Reserve Shares capital transactions	$967	$-	$2,424	$-
Capital Shares:*
Proceeds from shares issued	$3,557,673	$-	$-	$-
Shares issued in connection with Fund reorganization (Note 10)	2,002,704	-	-	-
Dividends reinvested	2,796	-	-	-
Cost of shares redeemed	(3,892,170)	-	-	-
Change in net assets from Capital Shares capital transactions	$1,671,003	$-	$-	$-

* From commencement of offering of shares on February 18, 2005.

See notes to financial statements.

JPMorgan Funds

Statements of Changes in Net Assets, continued
For the periods indicated

(Amount in thousands)

	100% US Treasury Securities Money Market Fund		Tax Free Money Market Fund
	Year Ended 8/31/05	Year Ended 8/31/04	Year Ended 8/31/05	Year Ended 8/31/04
Share Transactions:
Morgan Shares:
Issued	7,848,500	7,912,375	1,767,791	1,537,762
Reinvested	22,755	5,966	4,185	1,329
Redeemed	(7,707,406)	(8,584,650)	(1,780,647)	(1,627,755)
Change in Morgan Shares	163,849	(666,309)	(8,671)	(88,664)
Premier Shares:
Issued	15,473,968	2,052,207	20,165,881	14,291,489
Shares issued in connection with Fund reorganization (Note 10)	366,115	-	-	-
Reinvested	3,764	1,002	5,777	1,919
Redeemed	(15,398,519)	(1,977,362)	(19,524,298)	(13,684,608)
Change in Premier Shares	445,328	75,847	647,360	608,800
Agency Shares:
Issued	8,999,161	7,572,496	4,923,353	3,960,294
Shares issued in connection with Fund reorganization (Note 10)	134,233	-	-	-
Reinvested	12,402	5,231	7,064	3,502
Redeemed	(9,191,447)	(7,611,019)	(5,199,042)	(3,515,553)
Change in Agency Shares	(45,651)	(33,292)	(268,625)	448,243

See notes to financial statements.

JPMorgan Funds

Statements of Changes in Net Assets, continued
For the periods indicated

(Amount in thousands)

	100% US Treasury Securities Money Market Fund		Tax Free Money Market Fund
	Year Ended 8/31/05	Year Ended 8/31/04	Year Ended 8/31/05	Year Ended 8/31/04
Share Transactions:
Institutional Shares:
Issued	8,634,846	9,026,083	60,613,671	46,856,075
Reinvested	18,480	5,270	91,304	32,994
Redeemed	(9,311,878)	(8,180,835)	(60,415,582)	(44,537,638)
Change in Institutional Shares	(658,552)	850,518	289,393	2,351,431
Reserve Shares:*
Issued	1,594	-	4,582	-
Reinvested	2	-	7	-
Redeemed	(629)	-	(2,166)	-
Change in Reserve Shares	967	-	2,423	-
Capital Shares:
Issued	3,557,673	-	-	-
Shares issued in connection with Fund reorganization (Note 10)	2,002,826	-	-	-
Reinvested	2,796	-	-	-
Redeemed	(3,892,170)	-	-	-
Change in Capital Shares	1,671,125	-	-	-

* From commencement of offering of shares on Februrary 18, 2005.

See notes to financial statements.

JPMorgan Funds

Statements of Changes in Net Assets, continued
For the periods indicated

(Amount in thousands)

	California Municipal Money Market Fund		New York Municipal Money Market Fund
	Year Ended 8/31/05	Year Ended 8/31/04	Year Ended 8/31/05	Year Ended 8/31/04
Capital Transactions:
Morgan Shares:
Proceeds from shares issued	$1,069,545	$533,074	$10,063,474	$8,660,663
Dividends reinvested	509	162	12,478	5,180
Cost of shares redeemed	(1,007,233)	(528,062)	(10,130,574)	(8,788,513)
Change in net assets from Morgan Shares capital transactions	$62,821	$5,174	$(54,622)	$(122,670)
Reserve Shares:
Proceeds from shares issued	$-	$-	$718,769	$369,428
Dividends reinvested	-	-	1,914	474
Cost of shares redeemed	-	-	(717,530)	(390,369)
Change in net assets from Reserve Shares capital transactions	$-	$-	$3,153	$(20,467)

See notes to financial statements.

JPMorgan Funds

Statements of Changes in Net Assets, continued
For the periods indicated

(Amount in thousands)

	California Municipal Money Market Fund		New York Municipal Money Market Fund
	Year Ended 8/31/05	Year Ended 8/31/04	Year Ended 8/31/05	Year Ended 8/31/04
Share Transactions:
Morgan Shares:
Issued	1,069,544	533,074	10,063,475	8,660,663
Reinvested	509	162	12,478	5,180
Redeemed	(1,007,233)	(528,062)	(10,130,575)	(8,788,514)
Change in Morgan Shares	62,820	5,174	(54,622)	(122,671)
Reserve Shares:
Issued	-	-	718,769	369,429
Reinvested	-	-	1,914	475
Redeemed	-	-	(717,530)	(390,369)
Change in Reserve Shares	-	-	3,153	(20,465)

See notes to financial statements.

JPMorgan Funds

Financial Highlights

	Prime Money Market Fund
	Morgan
	Year Ended
PER SHARE OPERATING PERFORMANCE:	8/31/05		8/31/04	8/31/03	8/31/02	8/31/01
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.02		0.01	0.01	0.02	0.05
Distributions:
Net investment income	(0.02)		(0.01)	(0.01)	(0.02)	(0.05)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE)	2.08%		0.59%	0.87%	1.71%	5.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$3,771,089		$3,919,246	$4,627,000	$7,552,000	$10,367,000
RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.55	%(a)	0.59%	0.59%	0.58%	0.59%
Net investment income to average net assets	2.05%		0.59%	0.90%	1.72%	4.82%
Expenses to average net assets without waivers	0.58%		0.63%	0.62%	0.61%	0.61%

  (a)  Effective February 19, 2005, the contractual expense limitation is 0.52%.

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	Prime Money Market Fund
	Premier
	Year Ended
PER SHARE OPERATING PERFORMANCE:	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.02	0.01	0.01	0.02	0.05
Distributions:
Net investment income	(0.02)	(0.01)	(0.01)	(0.02)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE)	2.18%	0.73%	1.01%	1.85%	5.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$8,577,924	$5,887,641	$5,411,913	$5,182,000	$2,153,000
RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.45%	0.45%	0.45%	0.44%	0.45%
Net investment income to average net assets	2.22%	0.73%	1.00%	1.80%	4.96%
Expenses to average net assets without waivers	0.48%	0.47%	0.46%	0.47%	0.49%

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	Prime Money Market Fund
	Agency
	Year Ended
PER SHARE OPERATING PERFORMANCE:	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.03	0.01	0.01	0.02	0.05
Distributions:
Net investment income	(0.03)	(0.01)	(0.01)	(0.02)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE)	2.37%	0.93%	1.20%	2.05%	5.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$12,406,388	$11,669,540	$12,648,000	$12,562,000	$16,676,000
RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.26%	0.26%	0.26%	0.25%	0.26%
Net investment income to average net assets	2.35%	0.92%	1.20%	2.08%	5.15%
Expenses to average net assets without waivers	0.33%	0.32%	0.31%	0.32%	0.33%

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	Prime Money Market Fund
	Class B
	Year Ended
PER SHARE OPERATING PERFORMANCE:	8/31/05		8/31/04	8/31/03	8/31/02	8/31/01
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.02		- (a)	- (a)	0.01	0.04
Distributions:
Net investment income	(0.02)		- (a)	- (a)	(0.01)	(0.04)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE)	1.52%		0.12%	0.25%	1.05%	4.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$5,690		$8,247	$10,093	$13,296	$17,726
RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	1.11	%(b)	1.06%	1.21%	1.23%	1.24%
Net investment income to average net assets	1.58%		0.12%	0.27%	1.10%	4.17%
Expenses to average net assets without waivers	1.23%		1.28%	1.27%	1.26%	1.26%

  (a)  Amount rounds to less than $0.005

  (b)  Effective February 19, 2005, the contractual expense limitation is 0.97%.

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	Prime Money Market Fund
	Class C
	Year Ended
PER SHARE OPERATING PERFORMANCE:	8/31/05		8/31/04	8/31/03	8/31/02	8/31/01
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.02		- (a)	- (a)	0.01	0.04
Distributions:
Net investment income	(0.02)		- (a)	- (a)	(0.01)	(0.04)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE)	1.52		0.12	0.25	1.05	4.43
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$387		$661	$564	$628	$302
RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	1.11	%(b)	1.07%	1.21%	1.23%	1.24%
Net investment income to average net assets	1.54%		0.13%	0.25%	1.16%	4.17%
Expenses to average net assets without waivers	1.23%		1.28%	1.27%	1.26%	1.26%

  (a)  Amount rounds to less than $0.005

  (b)  Effective February 19, 2005, the contractual expense limitation is 0.97%.

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	Prime Money Market Fund
	Institutional				Reserve
	Year Ended			9/10/01(d)	Year Ended
				to
PER SHARE OPERATING PERFORMANCE:	8/31/05	8/31/04	8/31/03	8/31/02	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.03	0.01	0.01	0.02	0.02	- (c)	0.01	0.02	0.05
Distributions:
Net investment income	(0.03)	(0.01)	(0.01)	(0.02)	(0.02)	- (c)	(0.01)	(0.02)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE) (b)	2.43%	0.99%	1.27%	2.02%	1.92%	0.48%	0.76%	1.60%	4.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$21,516,192	$26,513,965	$25,075,000	$21,881,000	$304,259	$269,516	$355,358	$393,000	$10,002
RATIOS TO AVERAGE NET ASSETS: (a)
Expenses to average net assets	0.20%	0.20%	0.20%	0.19%	0.70%	0.70%	0.70%	0.68%	0.79%
Net investment income to average net assets	2.36%	0.99%	1.24%	2.06%	1.92%	0.48%	0.76%	1.41%	4.62%
Expenses to average net assets without waivers	0.30%	0.32%	0.31%	0.32%	0.73%	0.73%	0.71%	0.72%	2.17%

  (a)  Annualized for periods less than one year.

  (b)  Not annualized for periods less than one year.

  (c)  Amount rounds to less than $0.005.

  (d)  Commencement of offering of class of shares.

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	Prime Money Market Fund
	Cash Management				Capital
	Year Ended			9/10/01(d)	2/18/05(d)
				to	to
PER SHARE OPERATING PERFORMANCE:	8/31/05	8/31/04	8/31/03	8/31/02	8/31/05
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.02	- (c)	0.01	0.01	0.02
Distributions:
Net investment income	(0.02)	- (c)	(0.01)	(0.01)	(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE) (b)	1.66%	0.21%	0.50%	1.25%	1.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$97,786	$84,565	$544,027	$282,217	$27,693,602
RATIOS TO AVERAGE NET ASSETS: (a)
Expenses to average net assets	0.96%	0.96%	0.95%	0.96%	0.16%
Net investment income to average net assets	1.67%	0.21%	0.48%	1.17%	2.96%
Expenses to average net assets without waivers	0.99%	0.99%	0.96%	0.99%	0.23%

  (a)  Annualized for periods less than one year.

  (b)  Not annualized for periods less than one year.

  (c)  Amount rounds to less than $0.005.

  (d)  Commencement of offering of class of shares.

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	Federal Money Market Fund
	Morgan
	Year Ended
PER SHARE OPERATING PERFORMANCE:	8/31/05		8/31/04	8/31/03	8/31/02	8/31/01
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.02		- (a)	0.01	0.01	0.05
Distributions:
Net investment income	(0.02)		- (a)	(0.01)	(0.01)	(0.05)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE)	1.88%		0.41%	0.70%	1.51%	4.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$220,885		$238,643	$310,996	$451,881	$658,008
RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.64	%(b)	0.70%	0.70%	0.70%	0.70%
Net investment income to average net assets	1.85%		0.40%	0.72%	1.53%	4.57%
Expenses to average net assets without waivers	0.72%		0.79%	0.79%	0.72%	0.74%

  (a)  Amount rounds to less than $0.005.

  (b)  Effective February 19, 2005, the contractual expense limitation is 0.59%.

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	Federal Money Market Fund
	Premier
	Year Ended
PER SHARE OPERATING PERFORMANCE:	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.02	0.01	0.01	0.02	0.05
Distributions:
Net investment income	(0.02)	(0.01)	(0.01)	(0.02)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE)	2.08%	0.66%	0.95%	1.77%	5.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$1,502,964	$1,057,504	$1,214,705	$1,403,875	$275,695
RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.49%
Net investment income to average net assets	2.13%	0.65%	0.96%	1.73%	4.78%
Expenses to average net assets without waivers	0.49%	0.48%	0.47%	0.47%	0.49%

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	Federal Money Market Fund
	Agency
	Year Ended
PER SHARE OPERATING PERFORMANCE:	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.02	0.01	0.01	0.02	0.05
Distributions:
Net investment income	(0.02)	(0.01)	(0.01)	(0.02)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE)	2.27%	0.85%	1.14%	1.96%	5.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$203,604	$389,465	$333,490	$522,503	$1,169,232
RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.26%	0.26%	0.26%	0.26%	0.26%
Net investment income to average net assets	2.17%	0.85%	1.20%	2.02%	5.01%
Expenses to average net assets without waivers	0.34%	0.33%	0.33%	0.32%	0.34%

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	Federal Money Market Fund
	Institutional				Reserve
	Year Ended			9/10/01(c)	2/18/05(c)
				to	to
PER SHARE OPERATING PERFORMANCE:	8/31/05	8/31/04	8/31/03	8/31/02	8/31/05
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.02	0.01	0.01	0.02	0.01
Distributions:
Net investment income	(0.02)	(0.01)	(0.01)	(0.02)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE) (b)	2.34%	0.91%	1.20%	1.93%	1.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$1,817,800	$1,271,387	$1,712,000	$1,953,000	$1,093
RATIOS TO AVERAGE NET ASSETS: (a)
Expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.70%
Net investment income to average net assets	2.36%	0.90%	1.20%	1.97%	2.65%
Expenses to average net assets without waivers	0.31%	0.32%	0.32%	0.32%	0.73%

  (a)  Annualized for periods less than one year.

  (b)  Not annualized for periods less than one year.

  (c)  Commencement of offering of class of shares.

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	100% U.S. Treasury Securities Money Market Fund
	Morgan
	Year Ended
PER SHARE OPERATING PERFORMANCE:	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.02	- (a)	0.01	0.02	0.05
Distributions:
Net investment income	(0.02)	- (a)	(0.01)	(0.02)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE)	1.75%	0.45%	0.75%	1.55%	4.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$2,032,558	$1,868,692	$2,535,204	$3,525,590	$4,026,670
RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.59%	0.59%	0.59%	0.59%	0.59%
Net investment income to average net assets	1.75%	0.43%	0.77%	1.53%	4.59%
Expenses to average net assets without waivers	0.66%	0.69%	0.69%	0.69%	0.71%

  (a)  Amount rounds to less than $0.005.

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	100% U.S. Treasury Securities Money Market Fund
	Premier
	Year Ended
PER SHARE OPERATING PERFORMANCE:	8/31/05		8/31/04	8/31/03	8/31/02	8/31/01
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.02		0.01	0.01	0.02	0.05
Distributions:
Net investment income	(0.02)		(0.01)	(0.01)	(0.02)	(0.05)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE)	1.92%		0.58%	0.88%	1.68%	4.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$1,010,061		$564,734	$488,963	$352,873	$133,245
RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.41	%(a)	0.46%	0.46%	0.46%	0.48%
Net investment income to average net assets	2.08%		0.57%	0.85%	1.52%	4.70%
Expenses to average net assets without waivers	0.48%		0.47%	0.47%	0.48%	0.52%

  (a)  Effective February 19, 2005, the contractual expense limitation is 0.39%.

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	100% U.S. Treasury Securities Money Market Fund
	Agency
	Year Ended
PER SHARE OPERATING PERFORMANCE:	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.02	0.01	0.01	0.02	0.05
Distributions:
Net investment income	(0.02)	(0.01)	(0.01)	(0.02)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE)	2.10%	0.79%	1.09%	1.89%	5.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$738,403	$784,065	$818,000	$1,090,033	$1,169,893
RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.24%	0.25%	0.25%	0.25%	0.25%
Net investment income to average net assets	2.09%	0.78%	1.11%	1.86%	4.93%
Expenses to average net assets without waivers	0.33%	0.32%	0.32%	0.32%	0.35%

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	100% U.S. Treasury Securities Money Market Fund
	Institutional				Reserve	Capital
	Year Ended			9/10/01(d)	2/18/05(c)	2/18/05(c)
				to	to	to
PER SHARE OPERATING PERFORMANCE:	8/31/05	8/31/04	8/31/03	8/31/02	8/31/05	8/31/05
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.02	0.01	0.01	0.02	0.01	0.01
Distributions:
Net investment income	(0.02)	(0.01)	(0.01)	(0.02)	(0.01)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE) (b)	2.14%	0.84%	1.14%	1.85%	1.11%	1.40
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$1,318,264	$1,976,796	$1,126,307	$267,011	$968	$1,670,983
RATIOS TO AVERAGE NET ASSETS: (a)
Expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.68%	0.14%
Net investment income to average net assets	2.07%	0.84%	1.08%	1.67%	2.37%	2.64%
Expenses to average net assets without waivers	0.30%	0.31%	0.32%	0.33%	0.73%	0.23%

  (a)  Annualized for periods less than one year.

  (b)  Not annualized for periods less than one year.

  (c)  Commencement of offering of class of shares.

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	Tax Free Money Market Fund
	Morgan
	Year Ended
PER SHARE OPERATING PERFORMANCE:	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.02	- (a)	0.01	0.01	0.03
Distributions:
Net investment income	(0.02)	- (a)	(0.01)	(0.01)	(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE)	1.43%	0.48%	0.69%	1.21%	3.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$557,839	$566,501	$655,098	$903,000	$906,754
RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.59%	0.59%	0.59%	0.59%	0.59%
Net investment income to average net assets	1.43%	0.48%	0.72%	1.14%	3.09%
Expenses to average net assets without waivers	0.66%	0.68%	0.69%	0.69%	0.72%

  (a)  Amount rounds to less than $0.005.

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	Tax Free Money Market Fund
	Premier
	Year Ended
PER SHARE OPERATING PERFORMANCE:	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.02	0.01	0.01	0.01	0.03
Distributions:
Net investment income	(0.02)	(0.01)	(0.01)	(0.01)	(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE)	1.58%	0.62%	0.83%	1.35%	3.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$4,686,356	$4,038,922	$3,429,000	$3,066,000	$115,565
RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.51%
Net investment income to average net assets	1.57%	0.62%	0.82%	1.25%	3.17%
Expenses to average net assets without waivers	0.48%	0.47%	0.47%	0.48%	0.53%

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	Tax Free Money Market Fund
	Agency
	Year Ended
PER SHARE OPERATING PERFORMANCE:	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.02	0.01	0.01	0.02	0.03
Distributions:
Net investment income	(0.02)	(0.01)	(0.01)	(0.02)	(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE)	1.77%	0.81%	1.02%	1.54%	3.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$904,664	$1,173,270	$724,817	$1,091,000	$921,139
RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.26%	0.26%	0.26%	0.26%	0.26%
Net investment income to average net assets	1.74%	0.82%	1.05%	1.45%	3.42%
Expenses to average net assets without waivers	0.33%	0.32%	0.33%	0.33%	0.36%

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	Tax Free Money Market Fund
	Institutional				Reserve
		Year Ended		9/10/01(c)	2/18/05(c)
				to	to
PER SHARE OPERATING PERFORMANCE:	8/31/05	8/31/04	8/31/03	8/31/02	8/31/05
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.02	0.01	0.01	0.02	0.01
Distributions:
Net investment income	(0.02)	(0.01)	(0.01)	(0.02)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE) (b)	1.83%	0.87%	1.09%	1.54%	0.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$8,973,878	$8,684,334	$6,332,000	$3,889,112	$2,423
RATIOS TO AVERAGE NET ASSETS: (a)
Expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.70%
Net investment income to average net assets	1.81%	0.87%	1.05%	1.46%	1.71%
Expenses to average net assets without waivers	0.30%	0.31%	0.32%	0.33%	0.73%

  (a)  Annualized for periods less than one year.

  (b)  Not annualized for periods less than one year.

  (c)  Commencement of offering of class of shares.

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	California Municipal Money Market Fund
	Morgan
	Year Ended
PER SHARE OPERATING PERFORMANCE:	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.02	0.01	0.01	0.01	0.03
Distributions:
Net investment income	(0.02)	(0.01)	(0.01)	(0.01)	(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE)	1.47%	0.51%	0.72%	1.13%	2.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$217,166	$154,326	$149,147	$163,071	$82,755
RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income to average net assets	1.49%	0.51%	0.72%	1.05%	2.68%
Expenses to average net assets without waivers	0.70%	0.80%	0.73%	0.76%	0.83%

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	New York Municipal Money Market Fund
	Morgan
	Year Ended
PER SHARE OPERATING PERFORMANCE:	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.02	- (a)	0.01	0.01	0.03
Distributions:
Net investment income	(0.02)	- (a)	(0.01)	(0.01)	(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE)	1.42%	0.48%	0.72%	1.20%	2.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$1,485,743	$1,540,274	$1,662,000	$2,123,000	$2,438,730
RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.59%	0.59%	0.59%	0.59%	0.59%
Net investment income to average net assets	1.40%	0.48%	0.72%	1.17%	2.88%
Expenses to average net assets without waivers	0.67%	0.70%	0.69%	0.69%	0.71%

(a) Amount rounds to less than $0.005.

See notes to financial statements.

JPMorgan Funds

Financial Highlights (continued)

	New York Municipal Money Market Fund
	Reserve
	Year Ended
PER SHARE OPERATING PERFORMANCE:	8/31/05		8/31/04	8/31/03	8/31/02	8/31/01
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)	0.01		- (c)	0.01	0.01	0.03
Distributions:
Net investment income	(0.01)		- (c)	(0.01)	(0.01)	(0.03)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (EXCLUDES SALES CHARGE) (b)	1.27%		0.28%	0.52%	1.00%	2.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)	$157,544		$154,383	$175,000	$180,000	$1
RATIOS TO AVERAGE NET ASSETS: (a)
Expenses to average net assets	0.74	%(d)	0.79%	0.79%	0.79%	0.90%
Net investment income to average net assets	1.26%		0.28%	0.50%	0.85%	2.57%
Expenses to average net assets without waivers	0.81%		0.88%	0.87%	0.90%	1560.21	%(e)

  (a)  Annualized for periods less than one year.

  (b)  Not annualized for periods less than one year.

  (c)  Amount rounds to less than $0.005.

  (d)  Effective February 19, 2005, the contractual expense limitation is 0.70%.

  (e)  Due to the size of the net assets and fixed expenses, ratios may appear disproportionate.

See notes to financial statements.

JPMorgan Funds

Notes to Financial Statements

1. Organization

JPMorgan Trust I (the "Trust") was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company.

The following are the 6 separate funds of the Trust (collectively, the "Funds") covered by this report:

Fund	Classes Offered
Prime Money Market Fund ("Prime")	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Cash Management, Capital

Federal Money Market Fund ("Federal")	Morgan, Premier, Agency, Institutional, Reserve

100% U.S. Treasury Securities Money Market Fund ("US Treas")	Morgan, Premier, Agency, Institutional, Reserve, Capital

Tax Free Money Market Fund ("Tax Free")	Morgan, Premier, Agency, Institutional, Reserve

California Municipal Money Market Fund ("CA Muni")	Morgan

New York Municipal Money Market Fund ("NY Muni")	Morgan, Reserve

Effective February 19, 2005, certain Funds were renamed with the approval of the Board of Trustees as shown below:

New Name	Old Name
California Municipal Money Market Fund	California Tax Free Money Market Fund

New York Municipal Money Market Fund	New York Tax Free Money Market Fund

Effective February 18, 2005, share classes were launched for the Funds as follows:

Fund	New Class Name
Prime	Capital

Federal	Reserve

US Treas	Capital

Reserve

Tax Free	Reserve

Also, Effective February 4, 2005, Select Class was closed in the Prime Money Market Fund.

JPMorgan Funds

Notes to Financial Statements (continued)

Prior to February 19, 2005, the Funds were a separate series of J.P Morgan Mutual Fund Trust ("MFT"). On August 19, 2004, the Board of Trustees of MFT approved an Agreement and Plan of Reorganization regarding the reorganization of each series MFT into a corresponding series of J.P. Morgan Mutual Fund Series ("JPMMFS").

At a special meeting of shareholders of the Funds held on January 20, 2005, shareholders of each of the Funds approved the Agreement and Plan of Reorganization with respect to each respective Fund. Effective as of the close of business on February 18, 2005 pursuant to the Agreement and Plan of Reorganization, the Funds were each reorganized, by means of a tax-free reorganization, each as a separate series of JPMMFS. Each corresponding series of JPMMFS had no assets, liabilities or operations prior to the reorganization. The event had no impact on the net assets or results of operations of the Funds.

Additionally, the shareholders of JPMMFS approved an Agreement and Plan of Reorganization and Redomiciliation providing for the reorganization and redomiciliation of each series of JPMMFS as a corresponding series of JPMorgan Trust I, including those series of JPMMFS such as the Funds which became a series of JPMMFS as of February 18, 2005. Therefore, effective after the close of business on February 18, 2005, pursuant to the Agreement and Plan of Reorganization and Redomiciliation, each Fund was reorganized and redomiciled, by means of a tax-free reorganization, as a separate series of JPMorgan Trust I. Each corresponding series of JPMorgan Trust I had no assets, liabilities or operations prior to the reorganization. The event had no impact on the net assets or results of operations of the Funds.

Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Morgan Shares after eight years. No sales charges are assessed with respect to Morgan, Agency, Institutional, Premier, Reserve, Cash Management, and Capital Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees (and during the current fiscal year bore different transfer agent fees) and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments - The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of

JPMorgan Funds

Notes to Financial Statements (continued)

fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

Certain Funds may hold funding agreements which are contracts that obligate the issuer to pay a guaranteed rate of interest on a principal sum deposited by a purchaser and which may also guarantee the return of principal. Because the funding agreements are not traded, they are generally classified as illiquid securities and are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations are generally based on the creditworthiness of the funding agreement's issuer. It is possible that the estimated values may differ from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities - The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult. As of August 31, 2005, JPMorgan Prime Money Market Fund and JPMorgan Tax Free Money Market Fund held illiquid securities as shown in the Schedule of Portfolio Investments.

C. Repurchase Agreements - The Funds may enter into repurchase agreement transactions with institutions that meet J.P. Morgan Investment Management Inc. (the "Advisor") credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Securities Lending - To generate additional income, the JPMorgan 100% U.S. Treasury Securities Money Market Fund ("100% Treasury Fund") may lend up to 33 1/3% of its assets pursuant to agreements ("borrower agreements") requiring that the loan be continuously secured by U.S. Treasury Securities or in limited instances by cash. JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the Funds, serves as lending agent to the 100% Treasury Fund pursuant to a Securities Lending Agreement approved by the Board of Trustees (the "Securities Lending Agreement"). The Securities Lending Agreement was effective with respect to the Fund on August 11, 2005.

Under the Securities Lending Agreement, JPMCB acting as agent for the 100% Treasury Fund loans securities to approved borrowers pursuant to approved

JPMorgan Funds

Notes to Financial Statements (continued)

borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the 100% Treasury Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the 100% Treasury Fund retains the interest on cash collateral investments but is required to pay the borrower a rebate for use of the cash collateral. For loans secured by US Treasury securities, the borrower pays a borrower fee to the lending agent on behalf of the 100% Treasury Fund. The net income earned on the securities lending (after payment of rebates and fees) is included in the Statement of Operations as Securities lending income (net). Information on the investment of cash collateral is shown in the Schedule of Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 6 basis points (.06 of 1%), calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of U.S. Securities outstanding during a given month under this Lending Agreement; and (ii) 11.42 basis points (.1142 of 1%), calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of non-U.S. Securities outstanding during a given month under this Lending Agreement. For the period from the effective date of the Agreement through August 31, 2005, JPMCB voluntarily reduced its fees to: (i) 5 basis points (.05 of 1%) for each Loan of U.S. Securities and (ii) 10 basis points (.1 of 1%) for each Loan of non-U.S. Securities, respectively.

For the period ended August 31, 2005, the 100% Treasury Fund had no securities on loan.

E. Security Transactions and Investment Income - Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

F. Allocation of Income and Expenses - In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes - Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

JPMorgan Funds

Notes to Financial Statements (continued)

H. Dividends and Distributions to Shareholders - Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition – "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated undistributed/ (overdistributed) net investment income	Accumulated net realized gain (loss) on investments
Prime	$(354)	$355	$(1)
Federal	(1)	2	(1)
US Treas	65	124	(189)
Tax Free	1	2,688	(2,689)
CA Muni	-	5	(5)
NY Muni	(1)	532	(531)

The reclassifications for the Funds relate primarily to differences in character for tax purposes of distributions. For the 100% U.S. Treasury Securities Money Market Fund, reclassifications were also due to the book/tax differences acquired through the merger of Treasury Only Money Market Fund into 100% U.S. Treasury Securities Money Market Fund.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee - Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Advisor") acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.08% of the average daily net assets of each respective Fund. Prior to February 19, 2005, the fee was accrued daily and paid monthly at an annual rate equal to 0.10% of the average daily net assets for each respective Fund.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund's investment in an affiliated money market fund to the extent required by law.

JPMorgan Funds

Notes to Financial Statements (continued)

B. Administration Fee - Effective February 19, 2005, pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, began providing certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds.

Prior to February 19, 2005, JPMorgan Chase Bank N.A. ("JPMCB") served as the Funds' Administrator subject to the same fee arrangements.

JPMCB and the Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS"), an indirect, wholly owned subsidiary of JPMorgan began serving as the Funds' sub-administrator. For its services as sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Funds' sub-administrator. For its services as sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees - Effective February 19, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Funds' exclusive underwriter. JPMFD received no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted a Distribution Plan (the "Distribution Plan") for Morgan, Class B, Class C, Reserve and Cash Management Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Distribution Fee Rate
	Morgan	Class B	Class C	Reserve		Cash Management
Prime	n/a	0.75%	0.75%	0.25%		0.50%
Federal	0.10%	n/a	n/a	0.25		n/a
US Treas	0.10	n/a	n/a	0.25		n/a
Tax Free	0.10	n/a	n/a	0.25		n/a
CA Muni	0.10	n/a	n/a	n/a		n/a
NY Muni	0.10	n/a	n/a	0.25	*	n/a

*  Prior to February 19, 2005, the annual rate was 0.30%.

JPMorgan Funds

Notes to Financial Statements (continued)

In addition, the Distributor is entitled to receive the contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares. For the period February 19, 2005 to August 31, 2005, the Distributor received the following amounts (amounts in thousands):

	12b-1	CDSC
Prime	$542	$42
Federal	119	n/a
US Treas	1,030	n/a
Tax Free	335	n/a
CA Muni	237	n/a
NY Muni	978	n/a

JPMFD and the Distributor waived Distribution Fees as outlined in Note 3.F.

D. Shareholder Servicing Fees - Effective February 19, 2005, the Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides account administration and personal account maintenance services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Shareholder Servicing Fee Rate
	Prime		Federal		US Treas		Tax Free		CA Muni	NY Muni
Morgan	0.35%		0.35%		0.35%		0.35%		0.35%	0.35%
Premier	0.30	*	0.30	*	0.30	*	0.30	*	n/a	n/a
Agency	0.15	**	0.15	**	0.15	**	0.15	**	n/a	n/a
Class B	0.25		n/a		n/a		n/a		n/a	n/a
Class C	0.25		n/a		n/a		n/a		n/a	n/a
Institutional	0.10		0.10		0.10		0.10		n/a	n/a
Reserve	0.30	*	0.30		0.30		0.30		n/a	0.30 ***
Cash Management	0.30	*	n/a		n/a		n/a		n/a	n/a
Capital	0.05		n/a		0.05		n/a		n/a	n/a

*  Prior to February 19, 2005 the fee was 0.25%.

**  Prior to February 19, 2005 the fee was 0.10%.

***  Prior to February 19, 2005 the fee was 0.35%.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the Funds' Shareholder Servicing Agent. JPMCB was subject to the fee rates disclosed in the previous table.

JPMCB and the Distributor waived shareholder servicing fees as outlined in Note 3.F.

JPMorgan Funds

Notes to Financial Statements (continued)

E. Custodian and Accounting Fees - JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the statement of operations.

F. Waivers and Reimbursements - The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding dividend expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:

	Prime*	Federal**	US Treas***	Tax Free	CA Muni	NY Muni****
Morgan	0.52%	0.59%	0.59%	0.59%	0.55%	0.59%
Premier	0.45	0.45	0.39	0.45	n/a	n/a
Agency	0.26	0.26	0.24	0.26	n/a	n/a
Class B	0.97	n/a	n/a	n/a	n/a	n/a
Class C	0.97	n/a	n/a	n/a	n/a	n/a
Institutional	0.20	0.20	0.20	0.20	n/a	n/a
Reserve	0.70	0.70	0.68	0.70	n/a	0.70
Cash Management	0.96	n/a	n/a	n/a	n/a	n/a
Capital	0.16	n/a	0.14	n/a	n/a	n/a

*  Prior to February 19, 2005, the contractual expense limitation was 0.59%, 1.24%, 1.24%, and 0.97% for Morgan, Class B, C and Cash Management Class, respectively.

**  Prior to February 19, 2005, the contractual expense limitation was 0.70% for Morgan.

***  Prior to February 19, 2005, the contractual expense limitation was 0.46% and 0.25% for Premier and Agency, respectively.

****  Prior to February 19, 2005, the contractual expense limitation was 0.79% for Reserve.

The contractual expense limitation agreements were in effect for the year ended August 31, 2005. The expense limitation percentages in the table above are due to expire December 31, 2006 except for the 100% U.S. Treasury Securities Money Market Fund which is due to expire on February 19, 2006.

For the period ended August 31, 2005, the Funds' service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years (amounts in thousands).

JPMorgan Funds

Notes to Financial Statements (continued)

	Contractual Waivers
	Administration	Distribution	Shareholder Servicing	Total
Prime	$12,555	$-	$32,149	$44,704
Federal	651	124	1,792	2,567
US Treas	1,895	807	2,253	4,955
Tax Free	1,270	356	9,754	11,380
CA Muni	69	197	50	316
NY Muni	69	1,170	-	1,239
	Voluntary Waivers
	Administration	Distribution	Shareholder Servicing	Total
Prime	$186	$-	$-	$186

G. Other - Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

JPMorgan Funds

Notes to Financial Statements (continued)

4. Class Specific Expenses

The Funds' class specific expenses for period ended August 31, 2005 are as follows (amounts in thousands):

	Distribution	Shareholder Servicing	Transfer Agent*
Prime
Morgan	$-	$13,348	$998
Premier	-	19,787	67
Agency	-	15,441	47
Class B	47	16	2
Class C	4	1	(b)
Select**	-	666	41
Institutional	-	24,275	71
Reserve	671	741	16
Cash Management	414	230	8
Capital	-	6,210	-
Total	$1,136	$80,715	$1,250
Federal
Morgan	$229	$802	$133
Premier	-	4,550	34
Agency	-	334	12
Institutional	-	1,485	19
Reserve	(b)	(b)	-
Total	$229	$7,171	$198
US Treas
Morgan	$2,038	$7,132	$260
Premier	-	1,882	31
Agency	-	973	31
Institutional	-	1,534	13
Capital	-	481	-
Reserve	(b)	(b)	-
Total	$2,038	$12,032	$335
Tax Free
Morgan	$604	$2,114	$52
Premier	-	12,306	41
Agency	-	1,100	17
Institutional	-	9,274	45
Reserve	1	2	-
Total	$605	$24,796	$155

(b)  Amount rounds to less than $1,000.

*  Effective February 19, 2005, the Funds no longer bear class specific charges relating to Transfer Agent Fees. The amounts in the table above relate to the fees charged to each specific class prior to February 19, 2005.

**  Effective February 4, 2005, the Select shares was exchanged into the Premier shares.

JPMorgan Funds

Notes to Financial Statements (continued)

	Distribution	Shareholder Servicing	Transfer Agent*
CA Muni
Morgan	$205	$717	$21
Total	$205	$717	$21
NY Muni
Morgan	$1,477	$5,169	$177
Reserve	420	497	9
Total	$1,897	$5,666	$186

*  Effective February 19, 2005, the Funds no longer bear class specific charges relating to Transfer Agent Fees. The amounts in the table above relate to the fees charged to each specific class prior to February 19, 2005.

5. Class Specific Distributions

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the year ended August 31, 2005 and August 31, 2004, respectively, are as follows (amounts in thousands):

	Year ended 8/31/05	Year ended 8/31/04
	Net Investment Income	Net Investment Income	Net Realized Gain
Prime
Morgan	$77,968	$24,826	$-
Premier	157,478	42,429	-
Agency	288,478	108,701	-
Class B	91	10	-
Class C	8	(b)	-
Institutional	573,461	246,122	-
Reserve	5,147	1,380	-
Select*	4,222	5,302	-
Cash Management	1,384	215	-
Capital	368,613	-	-
	$1,476,850	$428,985	$-
Federal
Morgan	$4,250	$1,183	$-
Premier	34,831	8,278	-
Agency	5,916	3,007	-
Institutional	35,126	13,846	-
Reserve	4	-	-
	$80,127	$26,314	$-

*  Effective February 4, 2005, the Select Class was exchanged into the Premier Class.

(b)  Amount rounds to less than $1,000.

JPMorgan Funds

Notes to Financial Statements (continued)

	Year ended 8/31/05	Year ended 8/31/04
	Net Investment Income	Net Investment Income	Net Realized Gain
US Treas
Morgan	$35,756	$9,828	$240
Premier	13,804	3,307	62
Agency	16,045	6,476	92
Institutional	32,424	11,693	142
Capital	25,547	-	-
Reserve	2	-	-
	$123,578	$31,304	$536
Tax Free
Morgan	$8,638	$2,913	$-
Premier	70,008	22,205	-
Agency	15,256	6,935	-
Institutional	168,158	63,781	-
Reserve	9	-	-
	$262,069	$95,834	$-
CA Muni
Morgan	$3,047	$802	$-
	$3,047	$802	$-
NY Muni
Morgan	$20,747	$7,711	$-
Reserve	1,942	477	-
	$22,689	$8,188	$-

6. Federal Income Tax Matters

The tax character of distributions paid during the fiscal year ended August 31, 2005 was as follows (amounts in thousands):

	Ordinary Income	Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime	$1,476,850	$-	$-	$1,476,850
Federal	80,127	-	-	80,127
US Treas	123,578	-	-	123,578
Tax Free	3,689	570	257,809	262,068
CA Muni	6	-	3,041	3,047
NY Muni	432	104	22,153	22,689

JPMorgan Funds

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2004 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Long Term Capital Gains	Tax Exempt Distributions	Total Distributions Paid
Prime	$428,985	$-	$-	$428,985
Federal	26,314	-	-	26,314
US Treas	31,840	(b)	-	31,840
Tax Free	17	80	95,737	95,834
CA Muni	-	-	802	802
NY Muni	389	29	7,770	8,188

(b) Amount rounds to less than $1,000.

At August 31, 2005 the components of the net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousand):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or Tax Basis Capital Loss Carryover	Current Distributable Tax-Exempt Income
Prime	$115,196	$(2)	$-
Federal	6,210	-	-
US Treas	9,156	-	-
Tax Free	-	-	15,335
CA Muni	-	19	241
NY Muni	-	-	1,821

For Prime Money Market Fund, 100% U.S. Treasury Securities Money Market Fund, Tax Free Money Market Fund and New York Municipal Money Market Fund the cumulative timing differences primarily consist of distribution payable, post October loss deferral and deferred compensation. For Federal Money Market Fund and California Municipal Money Market Fund the cumulative timing differences primarily consist of distribution payable and deferred compensation.

As of August 31, 2005, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

Expires
Fund	2012
Prime	$2

During the year ended August 31, 2005, 100% U.S. Treasury Securities Money Market Fund utilized capital loss carryforward of $19 (in thousands).

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Funds' next taxable year. For the

JPMorgan Funds

Notes to Financial Statements (continued)

period ended August 31, 2005, the Funds deferred to September 1, 2005 post October capital losses of (amounts in thousands):

Capital Losses
Prime	$21
US Treas	81
Tax Free	148
NY Muni	36

7. Borrowings

Effective February 19, 2005, the Funds began relying upon an exemptive order ("Order") permitting the establishment and operation of an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (formerly One Group Mutual Funds) and may be relied upon by the Funds because they are investment companies in the same "group of investment companies" (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing.

As of August 31, 2005, the funds had no outstanding borrowings from the Prime Money Market Fund. During the year ended August 31, 2005, the average loans outstanding were as follows (in thousands):

Fund	Average Loans	Average Number of Days Outstanding	Interest Earned
Prime	$12,715	2	$125

The outstanding borrowings from another fund and average borrowings for the period ended August 31, 2005, were as follows (in thousands):

Fund	Outstanding Balance at August 31, 2005	Average Borrowings	Number of Days Used	Interest Paid
Tax Free	$-	$146,127	4	$50

JPMorgan Funds

Notes to Financial Statements (continued)

As of August 31, 2005, no funds have outstanding borrowings from the unsecured uncommitted credit facility.

8. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Tax Free Money Market Fund, California Municipal Money Market Fund, and New York Municipal Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. California Municipal Money Market Fund and New York Municipal Money Market Fund primarily invest in issuers in the States of California and New York, respectively. The issuer's abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

As of August 31, 2005, Prime Money Market Fund invested 30% of total investments in securities issued by institutions in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holing a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

9. Legal Matters

On July 1, 2004, Bank One Corporation, the former corporate parent of One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation ("BOIA"), the investment adviser to the former One Group Mutual Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, One Group Dealer Services, One Group Administrative Services and BOIA (renamed JPMorgan Investment Advisors Inc. effective February 19, 2005) became affiliates of both JPMIM and JPMCB. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) ("JPMDS") and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related

JPMorgan Funds

Notes to Financial Statements (continued)

matters. In this connection, BOIA agreed to pay disgorgement of $10 Million and a civil money penalty of $40 Million for a total aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five-year period which commenced September 2004. In addition, BOIA has agreed to undertakings relating to and has commenced implementation of, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Trust(s) and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Trust(s) and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. These matters are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made.

Any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund or that was acquired by a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that the Fund or its successor incurs no expenses as it relates to the matters described above. A portion of these reimbursements may be from related parties.

10. Business Combinations

On February 4, 2005, JPMorgan Prime Money Market Fund's Premier Class assumed all of the net assets of JPMorgan Prime Money Market Fund's Select Class, and the Select Class was closed.

In meetings held in August 2004, the Board of Trustees of MFT and the Board of Trustees of the One Group Mutual Funds each approved management's proposal to merge One Group Institutional Prime Money Market Fund and One Group Treasury Only Money Market Fund (the "Target Funds") into JPMorgan Prime Money Market Fund and JPMorgan 100% U.S. Treasury Securities Fund (the "Acquiring Funds"), respectively.

After shareholder approval was obtained, the mergers were effective after the close of business on February 18, 2005. The Acquiring Funds acquired all the assets and liabilities of the corresponding Target Funds as shown in the table below. Each merger transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986.

Pursuant to each Agreement and Plan of Reorganization, shareholders of each Target Fund received a number of shares of the corresponding class in the corresponding Acquiring Fund with a value equal to their holdings in the respective Target Funds as of the close of business on the date of reorganization.

The reorganization of One Group Institutional Prime Money Market Fund into JPMorgan Prime Money Market Fund and One Group Treasury Only Money Market

JPMorgan Funds

Notes to Financial Statements (continued)

Fund into JPMorgan 100% U.S. Treasury Securities Money Market Fund resulted in the creation of a new share class. The Prime Money Market Fund's Capital Class assumed all of the Class I shares of Institutional Prime Money Market Fund, and the 100% U.S. Treasury Securities Money Market Fund's Capital Class assumed all of the Class I shares of Treasury Only Money Market Fund. The One Group Institutional Prime Money Market and One Group Treasury Only Funds' Class S merged into the Premier Class of the JPMorgan Prime Money Market Fund and JPMorgan 100% U.S. Treasury Securities Money Market Fund, respectively. In addition the One Group Institutional Prime Money Market and One Group Treasury Only Funds' Administrative Class merged into the Agency Class of the JPMorgan Prime Money Market Fund and JPMorgan 100% U.S. Treasury Securities Money Market Fund, respectively.

The following is a summary of Shares Outstanding, Net Assets and Net Asset Value Per Share immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share
Target Fund
One Group Institutional Prime Money Market Fund
Class I	14,825,420	$14,825,395	$1.00
Class S	1,171,410	$1,171,415	$1.00
Administrative	370,943	$370,939	$1.00
Acquiring Fund
JPMorgan Prime Money Market Fund
Morgan	3,708,638	$3,708,717	$1.00
Premier	7,304,303	$7,304,385	$1.00
Agency	12,837,707	$12,837,817	$1.00
Class B	5,410	$5,401	$1.00
Class C	427	$427	$1.00
Institutional	28,097,411	$28,096,510	$1.00
Reserve	266,645	$266,637	$1.00
Cash Management	60,285	$60,281	$1.00
Post Reorganization
JPMorgan Prime Money Market Fund
Morgan	3,708,638	$3,708,717	$1.00
Premier	8,475,713	$8,475,800	$1.00
Agency	13,208,650	$13,308,756	$1.00
Class B	5,410	$5,401	$1.00
Class C	427	$427	$1.00
Institutional	28,097,411	$28,096,510	$1.00
Reserve	266,645	$266,637	$1.00
Cash Management	60,285	$60,281	$1.00
Capital	14,825,420	$14,825,395	$1.00

JPMorgan Funds

Notes to Financial Statements (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share
Target Fund
One Group Treasury Only Money Market Fund
Class I	2,002,826	$2,002,704	$1.00
Class S	366,115	$366,113	$1.00
Administrative	134,233	$134,217	$1.00
Acquiring Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
Morgan	1,954,564	$1,954,402	$1.00
Premier	430,084	$430,099	$1.00
Agency	738,445	$738,603	$1.00
Institutional	1,291,477	$1,291,493	$1.00
Post Reorganization
JPMorgan 100% U.S. Treasury Securities Money Market Fund
Morgan	1,954,564	$1,954,402	$1.00
Premier	796,199	$796,212	$1.00
Agency	872,678	$872,820	$1.00
Institutional	1,291,477	$1,291,493	$1.00
Capital	2,002,826	$2,002,704	$1.00

JPMorgan Funds

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
JPMorgan Trust I:

In our opinion, the accompanying statement of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Prime Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan California Municipal Money Market Fund, JPMorgan New York Municipal Money Market Fund (hereafter collectively referred to as the "Funds") at August 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 25, 2005

JPMorgan Funds

Trustees (unaudited)

Name (Year of Birth); Positions With the Trusts (Since)	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	114		None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern Sales Bankcard (1971-1988).	114		Director, Janel Hydro, Inc. (automotive) (1993-present).

John F. Finn (1947); Trustee of Trust since 2005. Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	113	*	Director, Cardinal Health, Inc (CAH) (1994-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	114		Trustee of Bronx-Lebanon Hospital Center (1992-present); Director of New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director of Lincoln Center Institute for the Arts in Education (1999-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President - Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	114		Director of Providian Financial Corp. (banking) (2002-present).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	113	*	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	113	*	Director, Mather LifeWays (1994-present); Director, Carleton College (2003-present).

JPMorgan Funds

Trustees (unaudited) (continued)

Name (Year of Birth); Positions With the Trusts (Since)	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985- 2001).	114		Director of Radio Shack Corporation (electronics) (1987-present); Director of The National Football Foundation and College Hall of Fame (1994-present); Trustee of the Berklee College of Music (1998-present); Trustee of the Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	113	*	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer of Lumelite Corporation (1985-2002).	114		Trustee of Morgan Stanley Funds (209 portfolios) (1995-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1990.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002-present); Investment Officer, Wabash College (2004-present); self-employed consultant (January 2000-present); Director of Investments, Eli Lilly and Company (1988-1999).	113	*	Director, AMS Group (2001-present); Director, Wabash College (1988-present); Trustee, Seabury-Western Theological Seminary (1993-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	114		None.

JPMorgan Funds

Trustees (unaudited) (continued)

Name (Year of Birth); Positions With the Trusts (Since)	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex
Interested Trustee

Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998).	114	None.

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves includes nine registered investment companies (114 funds) as of August 31, 2005.

* This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (113 funds) as of August 31, 2005.

**Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMorgan Funds

Officers (unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)	Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President (2005)*	Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2005)	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005;Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

JPMorgan Funds

Officers (unaudited) (continued)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Nancy E. Fields (1949), Assistant Secretary (2005)*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc).

Ellen W. O'Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O'Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Christopher D. Walsh (1965), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc. Mr. Walsh has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

* The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JPMorgan Money Market Funds

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2005 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2005, and continued to hold your shares at the end of the reporting period, August 31, 2005.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

JPMorgan Money Market Funds

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2005 (Unaudited) (continued)

	Beginning Account Value, March 1, 2005	Ending Account Value, August 30, 2005	Expenses Paid During Period	Annualized Expense Ratio
Prime Money Market Fund
Morgan
Actual**	$1,000	$1,013.20	$2.59	0.51%
Hypothetical**	$1,000	$1,022.63	$2.60	0.51%
Premier
Actual**	$1,000	$1,013.50	$2.28	0.45%
Hypothetical**	$1,000	$1,022.94	$2.29	0.45%
Agency
Actual**	$1,000	$1,014.50	$1.32	0.26%
Hypothetical**	$1,000	$1,023.89	$1.33	0.26%
Class B
Actual**	$1,000	$1,010.80	$4.92	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Class C
Actual**	$1,000	$1,010.90	$4.92	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
Institutional
Actual**	$1,000	$1,014.80	$1.02	0.20%
Hypothetical**	$1,000	$1,024.20	$1.02	0.20%
Reserve
Actual**	$1,000	$1,012.20	$3.55	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%
Cash Management
Actual**	$1,000	$1,010.90	$4.87	0.96%
Hypothetical**	$1,000	$1,020.37	$4.89	0.96%
Capital
Actual**	$1,000	$1,015.00	$0.81	0.16%
Hypothetical**	$1,000	$1,024.40	$0.82	0.16%

**Beginning account value as of March 1, 2005 and expenses paid during the period from March 1, 2005 through August 31, 2005.

JPMorgan Money Market Funds

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2005 (Unaudited) (continued)

	Beginning Account Value, March 1, 2005	Ending Account Value, August 30, 2005	Expenses Paid During Period	Annualized Expense Ratio
Federal Money Market
Morgan Class
Actual**	$1,000	$1,012.30	$2.99	0.59%
Hypothetical**	$1,000	$1,022.23	$3.01	0.59%
Premier Class
Actual*	$1,000	$1,013.00	$2.28	0.45%
Hypothetical**	$1,000	$1,022.94	$2.29	0.45%
Agency Class
Actual**	$1,000	$1,014.00	$1.32	0.26%
Hypothetical**	$1,000	$1,023.89	$1.33	0.26%
Institutional Class
Actual**	$1,000	$1,014.30	$1.02	0.20%
Hypothetical**	$1,000	$1,024.20	$1.02	0.20%
Reserve Class
Actual**	$1,000	$1,011.70	$3.55	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%
100% US Treasury Securities Money Market
Morgan Class
Actual**	$1,000	$1,011.20	$2.99	0.59%
Hypothetical**	$1,000	$1,022.23	$3.01	0.59%
Premier Class
Actual*	$1,000	$1,012.30	$1.98	0.39%
Hypothetical**	$1,000	$1,023.24	$1.99	0.39%
Agency Class
Actual**	$1,000	$1,013.00	$1.22	0.24%
Hypothetical**	$1,000	$1,024.00	$1.22	0.24%
Institutional Class
Actual**	$1,000	$1,013.20	$1.01	0.20%
Hypothetical**	$1,000	$1,024.20	$1.02	0.20%
Reserve Class
Actual**	$1,000	$1,010.80	$3.45	0.68%
Hypothetical**	$1,000	$1,021.78	$3.47	0.68%
Capital Class
Actual**	$1,000	$1,013.50	$0.71	0.14%
Hypothetical**	$1,000	$1,024.50	$0.71	0.14%

**Beginning account value as of March 1, 2005 and expenses paid during the period from March 1, 2005 through August 31, 2005.

JPMorgan Money Market Funds

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2005 (Unaudited) (continued)

	Beginning Account Value, March 1, 2005	Ending Account Value, August 30, 2005	Expenses Paid During Period	Annualized Expense Ratio
Tax Free Money Market
Morgan Class
Actual**	$1,000	$1,008.90	$2.99	0.59%
Hypothetical**	$1,000	$1,022.23	$3.01	0.59%
Premier Class
Actual*	$1,000	$1,009.60	$2.28	0.45%
Hypothetical**	$1,000	$1,022.94	$2.29	0.45%
Agency Class
Actual**	$1,000	$1,010.60	$1.32	0.26%
Hypothetical**	$1,000	$1,023.89	$1.33	0.26%
Institutional Class
Actual**	$1,000	$1,010.90	$1.01	0.20%
Hypothetical**	$1,000	$1,024.20	$1.02	0.20%
Reserve Class
Actual**	$1,000	$1,008.40	$3.54	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%
California Municipal Money Market
Morgan
Actual**	$1,000	$1,009.20	$2.79	0.55%
Hypothetical**	$1,000	$1,022.43	$2.80	0.55%
New York Municipal Money Market
Morgan
Actual**	$1,000	$1,008.80	$2.99	0.59%
Hypothetical**	$1,000	$1,022.23	$3.01	0.59%
Reserve
Actual**	$1,000	$1,008.30	$3.54	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%

**Beginning account value as of March 1, 2005 and expenses paid during the period from March 1, 2005 through August 31, 2005.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees meetings held in person in July and August 2005, considered the continuation of the investment advisory agreement for the Funds whose annual report is contained herein (the "Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Funds' management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds' performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. In addition, with respect to all Funds, except the money market Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Adviser, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees specifically considered the systems and processes utilized by the Adviser to minimize the Fund's exposure to credit and interest rate risks for the money market funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF") an affiliate of the Adviser was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, the benefits to the Fund of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds but that certain non-affiliated subadvisers continued to benefit from such soft dollar arrangements.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. ("JPMDS") affiliates of the Adviser are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds' distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Funds does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market fund assets or non-money market fund assets, as applicable, advised by the Adviser, and that the Funds were benefiting from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund's Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Prime Money Market Fund and 100% U.S. Treasury Securities Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees.

Independent Written Evaluation of the Fund's Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds Chief Compliance Officer for the Federal Money Market Fund, Tax Free Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds,. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser's Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Adviser's other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, five-year and ten-year periods, as applicable. The Trustees also considered each Fund's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Fund's Peer Group and Universe Group. As part of this review, the Trustees also reviewed each Fund's performance against its benchmark and considered the performance information provided for each of the Funds at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's investment performance is summarized below:

With respect to the Money Market Funds, the Trustees considered the Lipper performance data provided for each of the Money Market Funds. They noted the generally superior performance of the Funds and recognized that instances of lower performance were directly related to class specific fees and expenses. The Trustees then requested and received information with respect to each Fund's gross performance against a competitor peer group. In particular, the Trustees reviewed each Fund's gross performance information for its most recent one-year period. The Trustees found that such performance for each Money Market Fund was satisfactory or better.

Advisory Fees and Expense Ratios

The Trustees considered the contractual management fee rate paid by the Fund to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Funds' management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's advisory fees and expense ratios is summarized below:

The Trustees noted that each Money Market Fund's contractual advisory fee was in the first quintile of each Fund's Peer Group and the net advisory fee was in the first quintile of each Fund's Universe Group and concluded that the advisory fee was reasonable.

TAX LETTER (UNAUDITED)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended August 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended August 31, 2005:

Exempt Distributions Paid
Tax Free Money Market Fund	99.40%

California Municipal Money Market	99.98%

New York Municipal Money Market	99.98%

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended August 31, 2005:

Income from U.S. Treasury Obligations
Prime Money Market Fund	5.91%

Federal Money Market Fund	100.00%

100% U.S. Treasury Money Market Fund	99.99%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended August 31, 2005 (amounts in thousands):

Long Term Capital Gain Distributions
Tax Free Money Market Fund	$570

New York Municipal Money Market Fund	$104

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Call 1-800-766-7722 (institutional investors) or 1-800-480-4111 (retail investors) for a fund prospectus. You can also visit us online at www.jpmorganfleming.com/cash. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30, 2005 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorgan.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PRSRT STD

U.S. POSTAGE

PAID

PERMIT 2891

KANSAS CITY, MO

AN-MMKT-805

JPMorgan Funds Fulfillment Center
6112 W. 73rd Street
Bedford Park, IL 60638

© J.P. Morgan Chase & Co., 2005 All rights reserved. August 2005.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics in effect as of August 31, 2005 is included as Exhibit 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is a “non-interested” trustee and is also “independent” as defined by the Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

 (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2004 – Not applicable *
2005 - $896,130

(* Registrant commenced operation on February 18, 2005, therefore, there were no prior year fees.)

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2003 – $8,277,000 **
2004 – $9,397,000

(** For the period May 6, 2003 through December 31, 2003 – Services provided by the Auditor were not required to be approved prior to May 6, 2003).

The audit-related fees consist of aggregate fees billed for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2004 – Not applicable *
2005 - $183,900

(* Registrant commenced operation on February 18, 2005, therefore, there were no prior year fees.)

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax year ended August 31, 2005.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2004 – Not applicable
2005 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the pre-approval policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee will annually review and pre-approve the services included on the Pre-Approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee will add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-Approval list must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent accountant are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2004 – Not applicable

2005 – 83%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $28.3 million in 2003 and $25.3 million in 2004.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

J.P. Morgan Investor Services Co. began serving as the sub-administrator and, in such capacity, assisted with financial reporting for the period covered by this report. All pre-existing policies and procedures remain substantially the same.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer
November 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer
November 7, 2005

By:	/s/ Stephanie J. Dorsey
Stephanie J. Dorsey
Treasurer and Principal Financial Officer
November 7, 2005